    As filed with the Securities and Exchange Commission on October 30, 1998

                                                     Registration Nos. 33-36528;
                                                                        811-6161


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  / X /
                                                                          ---
    Pre-Effective Amendment No. ___                                      /   /
                                                                          ---
    Post-Effective Amendment No. 36                                      / X /
                                                                          ---

REGISTRATION STATEMENT UNDER THE INVESTMENT
        COMPANY ACT OF 1940                                              / X /
                                                                          ---

    Amendment No.  38                                                    / X /
                                                                          ---

                       PIMCO FUNDS: MULTI-MANAGER SERIES
              (Exact Name of Registrant as Specified in Charter)

               840 Newport Center Drive, Newport Beach, CA 92660
              (Address of principal executive offices) (Zip code)

                                (714) 760-4867
             (Registrant's telephone number, including area code)


Name and address
of agent for service:        Copies to:
---------------------        ----------
Stephen J. Treadway          Newton B. Schott, Jr.,    Joseph B. Kittredge, Esq.
c/o PIMCO Funds              Esq.                      Ropes & Gray
Distributors LLC             c/o PIMCO Funds           One International Place
2187 Atlantic Street         Distributors LLC          Boston, Massachusetts
Stamford, Connecticut        2187 Atlantic Street      02110
 06902                       Stamford, Connecticut
                             06902


It is proposed that this filing will become effective (check appropriate box):

/   /  Immediately upon filing pursuant to paragraph (b)
 ---

/ X /  On November 1, 1998 pursuant to paragraph (b)
 ---

/   /  60 days after filing pursuant to paragraph (a)(1)
 ---

/   /  On [date] pursuant to paragraph (a)(1)
 ---
/   /  75 days after filing pursuant to paragraph (a)(2)
 ---
/   /  On [date] pursuant to paragraph (a)(2) of rule 485
 ---

If appropriate, check the following box:

/   /  This post-effective amendment designates a new effective date for a
 ---   previously filed post-effective amendment.

                      PIMCO FUNDS:  MULTI-MANAGER SERIES

                             CROSS-REFERENCE SHEET

             Required by Rule 404 Under the Securities Act of 1933


     Prospectus for the Class D Shares of PIMCO Equity Income Fund, PIMCO Value Fund, PIMCO Capital Appreciation Fund, PIMCO Mid-Cap Growth Fund, PIMCO Renaissance Fund, PIMCO Innovation Fund, and PIMCO Tax-Efficient Equity Fund.

                                     Part A
                                     ------
    Item                                  Heading
    ----                                  -------
1.  Cover Page                            Cover Page

2.  Synopsis                              Prospectus Summary; Schedule of Fees

3.  Condensed Financial Information       Financial Highlights

4.  General Description of Registrant     Investment Objectives and Policies;
                                          Characteristics and Risks of
                                          Securities and Investment Techniques;
                                          Description of the Trust

5.  Management of the Fund                Management of the Trust; Back Cover

5A. Management's Discussion of Fund       Not Applicable
    Performance

6.  Capital Stock and Other Securities    Description of the Trust;
                                          Distributions; Taxes; Back Cover

7.  Purchase of Securities Being Offered  How to Buy Shares; General; How Net
                                          Asset Value is Determined;
                                          Distributor

8.  Redemption or Repurchase              How to Redeem

9.  Pending Legal Proceedings             Not Applicable

                      PIMCO FUNDS:  MULTI-MANAGER SERIES

                             CROSS-REFERENCE SHEET

             Required by Rule 404 Under the Securities Act of 1933

     Prospectus for the Class A, Class B, and/or Class C Shares of PIMCO Equity Income Fund, PIMCO Value Fund, PIMCO Small-Cap Value Fund, PIMCO Capital Appreciation Fund, PIMCO Mid-Cap Growth Fund, PIMCO Renaissance Fund, PIMCO Growth Fund, PIMCO Target Fund, PIMCO Opportunity Fund, PIMCO Innovation Fund, PIMCO International Fund, PIMCO Balanced Fund, PIMCO Precious Metals Fund, PIMCO Value 25 Fund and PIMCO Tax-Efficient Equity Fund.

                                    Part A
                                    ------

    Item                                  Heading
    ----                                  -------
1.  Cover Page                            Cover Page

2.  Synopsis                              Prospectus Summary; Schedule of Fees

3.  Condensed Financial Information       Financial Highlights; Performance
                                          Information

4.  General Description of Registrant     Investment Objectives and Policies;
                                          Characteristics and Risks of
                                          Securities and Investment Techniques;
                                          Description of the Trust

5.  Management of the Fund                Management of the Trust; Back Cover

5A. Management's Discussion of Fund       Not Applicable
    Performance

6.  Capital Stock and Other Securities    Description of the Trust;
                                          Distributions; Taxes; Back Cover

7.  Purchase of Securities Being Offered  How to Buy Shares; General; How Net
                                          Asset Value is Determined;
                                          Alternative Purchase Arrangements;
                                          Distributor and Distribution and
                                          Servicing Plans

8.  Redemption or Repurchase              How to Redeem

9.  Pending Legal Proceedings             Not Applicable

                       PIMCO FUNDS:  MULTI-MANAGER SERIES

                             CROSS-REFERENCE SHEET

             Required by Rule 404 Under the Securities Act of 1933

     Prospectus for the Institutional Class and Administrative Class Shares of PIMCO Equity Income Fund, PIMCO Value Fund, PIMCO Small-Cap Value Fund, PIMCO Capital Appreciation Fund, PIMCO Mid-Cap Growth Fund, PIMCO Small-Cap Growth Fund, PIMCO Micro-Cap Growth Fund, PIMCO Renaissance Fund, PIMCO Core Equity Fund, PIMCO Mid-Cap Equity Fund, PIMCO Innovation Fund, PIMCO Enhanced Equity Fund, PIMCO Structured Emerging Markets Fund, PIMCO Tax-Efficient Structured Emerging Markets Fund, PIMCO Emerging Markets Fund, PIMCO International Developed Fund, PIMCO International Fund, PIMCO International Growth Fund, PIMCO Balanced Fund, PIMCO Value 25 Fund and PIMCO Tax-Efficient Equity Fund.

                                     Part A
                                     ------
    Item                                  Heading
    ----                                  -------
1.  Cover Page                            Cover Page

2.  Synopsis                              Prospectus Summary; Expense
                                          Information

3.  Condensed Financial Information       Financial Highlights

4.  General Description of Registrant     Investment Objectives and Policies;
                                          Investment Restrictions;
                                          Characteristics and Risks of
                                          Securities and Investment Techniques

5.  Management of the Fund                Management of the Trust; Portfolio
                                          Transactions

5A. Management's Discussion of Fund       Not Applicable
    Performance

6.  Capital Stock and Other Securities    Other Information; Portfolio
                                          Transactions; Dividends,
                                          Distributions and Taxes

7.  Purchase of Securities Being Offered  Management of the Trust; Purchase of
                                          Shares; Net Asset Value

8.  Redemption or Repurchase              Redemption of Shares

9.  Pending Legal Proceedings             Not Applicable

                       PIMCO FUNDS:  MULTI-MANAGER SERIES

                             CROSS-REFERENCE SHEET

             Required by Rule 404 Under the Securities Act of 1933

     Supplement to Prospectus for Institutional Class and Administrative Class Shares to add PIMCO Funds Asset Allocation Series - 90/10 Portfolio, PIMCO Funds Asset Allocation Series - 60/40 Portfolio, and PIMCO Funds Asset Allocation Series - 30/70 Portfolio.


                                     Part A
                                     ------

    Item                                  Heading
    ----                                  -------
1.  Cover Page                            Cover Page

2.  Synopsis                              Prospectus Summary; Expense
                                          Information

3.  Condensed Financial Information       Not Applicable

4.  General Description of Registrant     Investment Objectives and Policies;
                                          Characteristics and Risks of
                                          Securities and Investment Techniques

5.  Management of the Fund                Management of the Portfolios


5A. Management's Discussion of Fund       Not Applicable
    Performance

6.  Capital Stock and Other Securities    Other Information; Portfolio
                                          Transactions; Dividends,
                                          Distributions and Taxes

7.  Purchase of Securities Being Offered  Management of the Trust; Purchase of
                                          Shares; Net Asset Value

8.  Redemption or Repurchase              Redemption of Shares

9.  Pending Legal Proceedings             Not Applicable

                      PIMCO FUNDS:  MULTI-MANAGER SERIES

                             CROSS-REFERENCE SHEET

             Required by Rule 404 Under the Securities Act of 1933

     Prospectus for Class A, Class B, and Class C Shares of PIMCO Funds Asset Allocation Series - 90/10 Portfolio, PIMCO Funds Asset Allocation Series - 60/40 Portfolio, and PIMCO Funds Asset Allocation Series - 30/70 Portfolio.




                                    Part A
                                    ------

    Item                                  Heading
    ----                                  -------
1.  Cover Page                            Cover Page

2.  Synopsis                              PIMCO Funds Asset Allocation Series -
                                          Overview; Schedule of Fees

3.  Condensed Financial Information       Not Applicable


4.  General Description of Registrant     Investment Objectives and Policies;
                                          Underlying Funds; Description of the
                                          Trust

5.  Management of the Fund                Management of the Portfolios;
                                          Back Cover

5A. Management's Discussion of Fund       Not Applicable
    Performance

6.  Capital Stock and Other Securities    Description of the Trust;
                                          Distributions; Taxes; Back Cover

7.  Purchase of Securities Being Offered  How to Buy Shares; How Net
                                          Asset Value is Determined;
                                          Alternative Purchase Arrangements;
                                          Distributor and Distribution and
                                          Servicing Plans

8.  Redemption or Repurchase              How to Redeem

9.  Pending Legal Proceedings             Not Applicable

                       PIMCO FUNDS:  MULTI-MANAGER SERIES

                             CROSS-REFERENCE SHEET

             Required by Rule 404 Under the Securities Act of 1933


     Statement of Additional Information for PIMCO Equity Income Fund, PIMCO Value Fund, PIMCO Small-Cap Value Fund, PIMCO Capital Appreciation Fund, PIMCO Mid-Cap Growth Fund, PIMCO Small-Cap Growth Fund, PIMCO Micro-Cap Growth Fund, PIMCO Renaissance Fund, PIMCO Growth Fund, PIMCO Core Equity Fund, PIMCO Target Fund, PIMCO Mid-Cap Equity Fund, PIMCO Opportunity Fund, PIMCO Innovation Fund, PIMCO Enhanced Equity Fund, PIMCO Structured Emerging Markets Fund, PIMCO Tax-Efficient Structured Emerging Markets Fund, PIMCO Emerging Markets Fund, PIMCO International Developed Fund, PIMCO International Fund, PIMCO International Growth Fund, PIMCO Balanced Fund, PIMCO Precious Metals Fund, PIMCO Value 25 Fund, PIMCO Tax-Efficient Equity Fund, PIMCO Funds Asset Allocation Series - 90/10 Portfolio, PIMCO Funds Asset Allocation Series - 60/40 Portfolio, and PIMCO Funds Asset Allocation Series - 30/70 Portfolio.

                                    Part B
                                    ------

     Item                                  Heading
     ----                                  -------

10.  Cover Page                            Cover Page

11.  Table of Contents                     Table of Contents

12   General Information and History       Cover Page

13.  Investment Objective and Policies     Investment Objectives and Policies;
                                           Investment Restrictions

14.  Management of the Fund                Management of the Trust

15.  Control Persons and Principal         Other Information
     Holders of Securities

16.  Investment Advisory and Other         Management of the Trust; Distribution
     Services                              of Trust Shares

17.  Brokerage Allocation and Other        Portfolio Transactions and Brokerage
     Practices

18.  Capital Stock and Other Securities    Other Information

19.  Purchase, Redemption and Pricing      Distribution of Trust Shares; Net
     of Securities Being Offered           Asset Value

20.  Tax Status                            Taxation

21.  Underwriters                          Distribution of Trust Shares

22.  Calculation of Performance Data       Other Information

23.  Financial Statements                  Financial Statements

PIMCO Funds Prospectus


Multi-Manager
Series                   STOCK FUNDS

November 1, 1998         Equity Income Fund

Share Class              Value Fund

D                        Renaissance Fund

                         Tax-Efficient Equity Fund

                         Capital Appreciation Fund

                         Mid-Cap Growth Fund



                         SPECIALIZED STOCK FUNDS

                         Innovation Fund



                                                                          PIMCO
                                                                          -----
                                                                          FUNDS

PIMCO Funds: Multi-Manager Series
            PIMCO Funds: Multi-Manager Series
            Prospectus

            November 1, 1998

            PIMCO Funds: Multi-Manager Series (the "Trust") is an open-end se-ries management investment company offering seven separate diver-sified investment portfolios (each a "Fund") in this Prospectus, each with different investment objectives and strategies. The ad-dress of PIMCO Funds: Multi-Manager Series is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

            Each Fund offers Class D shares in this Prospectus. Through sepa-rate prospectuses, certain Funds and other series of the Trust of-fer up to five additional classes of shares, Class A, Class B, Class C, Institutional Class and Administrative Class shares. See "Description of the Trust--Multiple Classes of Shares."

            This Prospectus concisely describes the information investors should know before investing in Class D shares of the Funds. Please read this Prospectus carefully and keep it for further ref-erence. Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest, and of investment policies and re-strictions applicable to each Fund, are set forth in this Prospec-tus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the investment returns and net asset value per share of each Fund will vary.

            Class D shares are offered only through financial service firms, such as broker-dealers or registered investment advisers, with which the Funds' distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See "How to Buy Shares." If you wish to purchase shares directly from the Trust or the Funds' distribu-tor, please consider one of the other classes of shares. See "De-scription of the Trust--Multiple Classes of Shares."

            A Statement of Additional Information, dated November 1, 1998, as amended or supplemented from time to time, is available free of charge by writing to PIMCO Funds Distributors LLC (the "Distribu-tor"), 2187 Atlantic Street, Stamford, Connecticut 06902, or by telephoning 1-888-87-PIMCO. The Statement of Additional Informa-tion, which contains more detailed information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. The Securities and Exchange Commission maintains an Internet World Wide Web site (at www.sec.gov) which contains the Statement of Additional Informa-tion, materials that are incorporated by reference into this Pro-spectus and the Statement of Additional Information, and other in-formation about the Funds.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SE-CURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMIS-SION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.

            SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARAN-TEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORA-TION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



              TABLE OF CONTENTS

PIMCO Funds Overview..................  3
Schedule of Fees......................  4
Financial Highlights..................  6
Investment Objectives and Policies....  8
Characteristics and Risks of Securities
 and Investment Techniques...........  11
Performance Information..............  22
How to Buy Shares....................  23
Exchange Privilege...................  24

How to Redeem........................  25
Distributor..........................  25
How Net Asset Value Is Determined....  25
Distributions........................  26
Taxes................................  27
Management of the Trust..............  28
Description of the Trust.............  32

                                             November 1, 1998 Prospectus

            PIMCO Funds Overview

            PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser") is the in-vestment adviser of all the Funds. PIMCO Advisors is one of the largest investment management firms in the U.S. As of September 30, 1998, PIMCO Advisors and its subsidiary partnerships had ap-proximately $225.9 billion in assets under management. Each of the Funds also has a sub-adviser (each a "Portfolio Manager") respon-sible for portfolio investment decisions. All of the Funds' Port-folio Managers are affiliates of PIMCO Advisors and are listed be-low.


                                      INVESTMENT SPECIALTY
              ------------------------------------------------------------------------------
           CADENCE CAPITAL            Stocks of growth companies that the Portfolio Manager
           MANAGEMENT ("Cadence")     believes are trading at a reasonable price
                                      ------------------------------------------------------
           NFJ INVESTMENT GROUP       Value stocks that the Portfolio Manager believes are
           ("NFJ")                    undervalued and/or offer above-average dividend yields
                                      ------------------------------------------------------
           COLUMBUS CIRCLE            Stocks, using its "Positive Momentum & Positive
           INVESTORS ("Columbus       Surprise" discipline
           Circle")
                                      ------------------------------------------------------
           PARAMETRIC PORTFOLIO       Stocks, using quantitatively-driven fundamental
           ASSOCIATES ("Parametric")  analysis and economic methods, with a specialty in tax-efficient products


                        FUND NAME     INVESTMENT OBJECTIVE     PRIMARY INVESTMENTS (/1/)  PORTFOLIO MANAGER
              ---------------------------------------------------------------------------------------------
           STOCK FUNDS  Equity        Current income as a      Common stocks with below-  NFJ
                        Income        primary objective; long- average price to earnings
                                      term growth of capital   ratios and higher dividend
                                      as a secondary objective yields relative to their
                                                               industry groups
                      -------------------------------------------------------------------------------------
                        Value         Long-term growth of      Common stocks with below-  NFJ
                                      capital and income       average price to earnings
                                                               ratios relative to their
                                                               industry groups
                      -------------------------------------------------------------------------------------
                        Renaissance   Long-term growth of      Common stocks with below-  Columbus Circle
                                      capital and income       average valuations that
                                                               have improving business
                                                               fundamentals
                      -------------------------------------------------------------------------------------
                        Tax-Efficient Maximum after-tax growth A broadly diversified      Parametric
                        Equity        of capital               portfolio of at least 200
                                                               common stocks of companies
                                                               with larger market
                                                               capitalizations
                      -------------------------------------------------------------------------------------
                        Capital       Growth of capital        Common stocks of companies Cadence
                        Appreciation                           with market
                                                               capitalizations of at
                                                               least $1 billion that have
                                                               improving fundamentals and
                                                               whose stock is reasonably
                                                               valued by the market
                      -------------------------------------------------------------------------------------
                        Mid-Cap       Growth of capital        Common stocks of companies Cadence
                        Growth                                 with market
                                                               capitalizations in excess
                                                               of $500 million that have
                                                               improving fundamentals and
                                                               whose stock is reasonably
                                                               valued by the market
              ---------------------------------------------------------------------------------------------
           SPECIALIZED  Innovation    Capital appreciation; no Common stocks of companies Columbus Circle
           STOCK FUNDS                consideration given to   with small, medium and
                                      income                   large market
                                                               capitalizations
                                                               (technology-related
                                                               stocks)

FUND
PROFILES

            1. For specific information concerning the market capitalizations of companies in which each Fund may invest and each Fund's invest-ment style, see "Investment Objectives and Policies" in this Pro-spectus.

PIMCO Funds: Multi-Manager Series
            Schedule of Fees




           ALL FUNDS--CLASS D SHARES
             -------------------------------------------------------------
           MAXIMUM INITIAL SALES CHARGE IMPOSED ON PURCHASES
            (as a percentage of offering price at time of purchase)   None
             -------------------------------------------------------------
           MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS
            (as a percentage of net asset value at time of purchase)  None
             -------------------------------------------------------------
           MAXIMUM DEFERRED SALES CHARGE
            (as a percentage of original purchase price)              None
             -------------------------------------------------------------
           EXCHANGE FEE                                               None

SHAREHOLDER
TRANSACTION
EXPENSES




                                                                        EXAMPLE: You would pay the
                                                                        following expenses on a $1,000
                                                                        investment assuming (1) 5%
                                 ANNUAL FUND OPERATING EXPENSES         annual return and (2) with or
                                 (As a percentage of average net        without redemption at the end
                                 assets):                               of each time period:
                                                              TOTAL
                                          ADMINI-   12B-1     FUND
                                 ADVISORY STRATIVE  (SERVICE) OPERATING YEAR
           FUND                  FEES     FEES(/1/) FEES(/1/) EXPENSES  1        3       5       10
             --------------------------------------------------------------------------------------------
           EQUITY INCOME         .45%     .40%      .25%      1.10%         $11      $35     $61     $134
             --------------------------------------------------------------------------------------------
           VALUE                 .45      .40       .25       1.10           11       35      61      134
             --------------------------------------------------------------------------------------------
           RENAISSANCE           .60      .40       .25       1.25           13       40      69      151
             --------------------------------------------------------------------------------------------
           TAX-EFFICIENT EQUITY  .45      .40       .25       1.10           11       35      --       --
             --------------------------------------------------------------------------------------------
           CAPITAL APPRECIATION  .45      .40       .25       1.10           11       35      61      134
             --------------------------------------------------------------------------------------------
           MID-CAP GROWTH        .45      .40       .25       1.10           11       35      61      134
             --------------------------------------------------------------------------------------------
           INNOVATION            .65      .40       .25       1.30           13       41      71      157



            1. The Funds' administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. The plan provides that up to .25% per annum of the total fees paid under the administration agreement may represent reimbursement for expenses in respect of activities ("subject activities") that may be deemed to be primarily intended to result in the sale of Class D shares. Each Fund will pay a total of .65% per annum under the administration agreement regardless of whether a portion or none of the .25% authorized under the plan is paid for subject servic-es. To the extent that any payments are deemed to be made pursuant to the plan, the Funds intend to treat such payments as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). See "Management of the Trust--Fund Administrator." To the extent that such payments for subject activities are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

            The purpose of the foregoing tables is to assist investors in un-derstanding the various costs and expenses of the Trust that are borne directly or indirectly by Class D shareholders of the Funds. The information is based upon each Fund's current fees and ex-penses.

            NOTE: THE FIGURES SHOWN IN THE EXAMPLE ARE ENTIRELY HYPOTHETICAL. THEY ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EX-PENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.

                                             November 1, 1998 Prospectus



                      (This page left blank intentionally)

PIMCO Funds: Multi-Manager Series

Financial Highlights

The financial highlights set forth on the following pages present certain in-formation and ratios as well as performance information for Class D shares of the Funds that were operational during the periods listed. The information pro-vided below is included in the June 30, 1998 PIMCO Funds Annual Report (relat-ing to Class D shares) and has been audited by PricewaterhouseCoopers LLP, in-dependent accountants, whose report thereon is also included in such Annual Re-port. The Annual Report is incorporated by reference in the Statement of Addi-tional Information and may be obtained without charge from the Distributor. Fi-nancial Statements and related notes are also incorporated by reference in the Statement of Additional Information.

                                                NET REALIZED/                  DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS
Selected Per      NET ASSET VALUE NET           UNREALIZED     TOTAL INCOME    FROM NET   EXCESS OF NET FROM NET
Class D Share     BEGINNING       INVESTMENT    GAIN (LOSS) ON FROM INVESTMENT INVESTMENT INVESTMENT    REALIZED CAPITAL
Data for the      OF PERIOD       INCOME (LOSS) INVESTMENTS    OPERATIONS      INCOME     INCOME        GAINS
Period Ended:     --------------- ------------- -------------- --------------- ---------- ------------- ----------------
EQUITY INCOME
 FUND
 04/08/98-
  06/30/98           $  16.71       $ 0.09 (a)     $(0.66)(a)     $  (0.57)     $  (0.10)   $   0.00        $   0.00
VALUE FUND
 04/08/98-
  06/30/98           $  15.99       $ 0.04 (a)     $(0.34)(a)     $  (0.30)     $  (0.05)   $   0.00        $   0.00
RENAISSANCE FUND
 04/08/98-
  06/30/98           $  18.99       $ 0.01 (a)     $ 0.10 (a)     $   0.11      $   0.00    $   0.00        $   0.00
CAPITAL
 APPRECIATION
 FUND
 04/08/98-
  06/30/98           $  25.41       $ 0.02 (a)     $ 0.58 (a)     $   0.60      $   0.00    $   0.00        $   0.00
MID-CAP GROWTH
 FUND
 04/08/98-
  06/30/98           $  23.97       $ 0.00 (a)     $ 0.02 (a)     $   0.02      $   0.00    $   0.00        $   0.00
INNOVATION FUND
 04/08/98-
  06/30/98           $  21.50       $(0.05)(a)     $ 2.83 (a)     $   2.78      $   0.00    $   0.00        $   0.00
                  DISTRIBUTIONS
Selected Per      IN EXCESS OF
Class D Share     NET REALIZED
Data for the      CAPITAL GAINS
Period Ended:     -------------
EQUITY INCOME
 FUND
 04/08/98-
  06/30/98          $   0.00
VALUE FUND
 04/08/98-
  06/30/98          $   0.00
RENAISSANCE FUND
 04/08/98-
  06/30/98          $   0.00
CAPITAL
 APPRECIATION
 FUND
 04/08/98-
  06/30/98          $   0.00
MID-CAP GROWTH
 FUND
 04/08/98-
  06/30/98          $   0.00
INNOVATION FUND
 04/08/98-
  06/30/98          $   0.00

*Annualized

(a)Per share amounts based upon average number of shares outstanding during the period.

                                             November 1, 1998 Prospectus


                                                                                             RATIO OF NET
                                                                                 RATIO OF    INVESTMENT
DISTRIBUTION  TAX BASIS               NET ASSET                                  EXPENSES TO INCOME (LOSS) TO
FROM          RETURN OF TOTAL         VALUE END OF              NET ASSETS END   AVERAGE NET AVERAGE NET      PORTFOLIO
EQUALIZATION  CAPITAL   DISTRIBUTIONS PERIOD       TOTAL RETURN OF PERIOD (000S) ASSETS      ASSETS           TURNOVER RATE
------------  --------- ------------- ------------ ------------ ---------------- ----------- ---------------- -------------
  $   0.00    $   0.00    $  (0.10)     $  16.04      (3.43)%       $    104        1.10%*         2.23%*           45%
  $   0.00    $   0.00    $  (0.05)     $  15.64      (1.85)%       $     98        1.10%*         1.23%*           77%
  $   0.00    $   0.00    $   0.00      $  19.10       0.58%        $    126        1.25%*         0.21%*          192%
  $   0.00    $   0.00    $   0.00      $  26.01       2.36%        $    118        1.10%*         0.27%*           75%
  $   0.00    $   0.00    $   0.00      $  23.99       0.08%        $    142        1.10%*         0.03%*           66%
  $   0.00    $   0.00    $   0.00      $  24.28      12.93%        $    139        1.30%*        (0.99)%*         100%

               Investment Objectives and Policies

            The investment objective and general investment policies of each Fund are described below. There can be no assurance that the in-vestment objective of any Fund will be achieved. Because the mar-ket value of each Fund's investments will change, the net asset value per share of each Fund will also vary. Specific portfolio securities eligible for purchase by the Funds, investment tech-niques that may be used by the Funds, and the risks associated with these securities and techniques are described more fully un-der "Characteristics and Risks of Securities and Investment Tech-niques" in this Prospectus and "Investment Objectives and Poli-cies" in the Statement of Additional Information.


FUND        EQUITY INCOME FUND seeks current income as a primary investment
DESCRIPTIONSobjective, and long-term growth of capital as a secondary objec-
            tive. The Fund invests primarily in common stocks characterized by having below-average price to earnings ("P/E") ratios and higher dividend yields relative to their industry groups. In selecting securities, the Portfolio Manager classifies a universe of approx-imately 2,000 stocks by industry, each of which has a minimum mar-ket capitalization of $200 million at the time of investment. The universe is then screened to find the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the highest yields are chosen for the Fund. The universe is then rescreened to find the highest yielding stock in each industry, subject to ap-plication of quality and price momentum screens. From this group, approximately 25 stocks with the lowest P/E ratios are added to the Fund. Although quarterly rebalancing is a general rule, re-placements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio or higher dividend yield than the current Fund holding. The Portfolio Manager for the Equity Income Fund is NFJ.

            VALUE FUND seeks long-term growth of capital and income. The Fund invests primarily in common stocks characterized by having below-average P/E ratios relative to their industry groups. In selecting securities, the Portfolio Manager classifies a universe of approx-imately 2,000 stocks by industry, each of which has a minimum mar-ket capitalization of $200 million at the time of investment. The universe is then screened to find the stocks with the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. The stocks in each industry with the low-est P/E ratios that pass the quality and price momentum screens are then selected for the Fund. The Fund usually invests in ap-proximately 50 stocks. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holdings. The Portfolio Manager for the Value Fund is NFJ.

            RENAISSANCE FUND seeks long-term growth of capital and income. The Fund invests primarily in common stocks having below-average valu-ations whose issuers are experiencing improvements in their busi-ness fundamentals. Relative valuation is determined using a multi-factor approach that examines characteristics such as price to book, price to earnings and price to cash flow ratios. Stocks which pass the valuation screen are further analyzed to identify the key drivers of financial results and catalysts for change which indicate that a company may demonstrate improving fundamen-tals in the future. Stocks which appear likely to exceed consensus expectations are candidates for addition to the Fund's portfolio. Stocks are sold from the Fund's portfolio when the Portfolio Man-ager believes that their ability to exceed investor expectations has diminished or when their valuations have become excessive.
               The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not includ-ing Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and consider-ations not typically associated with investing in U.S. securities. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securi-ties and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Man-ager for the Renaissance Fund is Columbus Circle.


8 PIMCO Funds: Multi-Manager Series

                                             November 1, 1998 Prospectus
            TAX-EFFICIENT EQUITY FUND seeks maximum after-tax growth of capi-tal. The Fund attempts to provide a total return which exceeds the return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). In addition, the Fund seeks to achieve superior after-tax returns for its shareholders in part by minimizing the taxes they incur in connection with the Fund's investment income and realized capital gains by using the strategies described be-low. Notwithstanding these strategies, the Fund may have taxable investment income and may realize taxable gains from time to time.

               The Fund invests primarily in a broadly diversified portfolio of at least 200 common stocks of companies with larger market cap-italizations. In selecting specific securities, the Portfolio Man-ager uses a proprietary quantitative model that ranks companies based on long-term (5-10 years) price appreciation potential through analysis of such factors as growth of sustainable earnings and dividend behavior. Securities in the top 50% of the model's ranking are considered for purchase. The Portfolio Manager's sell discipline incorporates a focus on reducing the realization of capital gains. Each sell candidate is evaluated based on its cost, current market value, and anticipated benefit of replacement. Se-curities in the bottom 20% of the model's ranking are considered for sale. The Fund may engage in the purchase and writing of op-tions on securities indexes and may also invest in stock index futures contracts and options thereon.

               The Portfolio Manager utilizes a range of active tax management techniques to minimize taxable distributions, including: low port-folio turnover; emphasis towards low-dividend, growth-oriented companies; tax lot accounting (identification of specific shares of securities being sold that have the lowest tax cost); and regu-lar rebalancing to capture available tax credits. The Fund will generally seek to avoid realizing net short-term capital gains and, when realizing gains, will attempt to realize long-term gains (i.e., gains on securities held for more than 12 months). The Fund intends to notify each shareholder as to that portion of his or her capital gain dividends which qualifies for a long-term tax rate of 20% in the hands of the shareholder. Net short-term capi-tal gains, when distributed, will be taxed as ordinary income, at graduated rates of up to 39.6%. When the Fund decides to sell a particular appreciated security, it will normally select for sale first those share lots with holding periods exceeding 12 months and among those, the share lots with the highest cost basis. The Fund may, when prudent, sell securities to realize capital losses that can be used to offset realized capital gains.
               To protect against price declines in securities holdings with large accumulated capital gains, the Fund may, to the extent per-mitted by law, use hedging techniques such as the purchase of put options, the sale of stock index futures contracts and equity swaps. By using these techniques rather than selling such securi-ties, the Fund can reduce its exposure to price declines in the securities without realizing substantial capital gains. In limited circumstances, the Fund may follow the practice of distributing selected appreciated securities to meet redemptions of certain in-vestors and may, within certain limits, use the selection of secu-rities distributed to meet such redemptions as a management tool. By distributing appreciated securities the Fund can reduce its po-sition in such securities without realizing capital gains. During periods of net withdrawals by investors, using distributions of securities could enable the Fund to avoid the forced sale of secu-rities to raise cash for meeting redemptions.
               It is expected that by employing the various tax-efficient man-
            agement strategies described above, the Fund can minimize the ex-tent to which shareholders incur taxes as a result of realized capital gains. The Fund may nevertheless realize gains and share-holders will incur tax liability from time to time. The Portfolio Manager for the Tax-Efficient Equity Fund is Parametric.

            CAPITAL APPRECIATION FUND seeks growth of capital. The Fund in-vests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of the approximately 1,000 largest market capitalization stocks, all of which are those of companies with market capitalizations of at least $1 billion at the time of in-vestment. The Fund usually invests in approximately 60 to 100 com-mon stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earn-ings surprise screen. The Portfolio Manager believes that the mod-els identify the stocks in the universe exhibiting growth charac-teristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Portfo-lio Manager for the Capital Appreciation Fund is Cadence.

            MID-CAP GROWTH FUND seeks growth of capital. The Fund invests pri-marily in common stocks of middle capitalization companies that have improving fundamentals (such as growth of earnings and divi-dends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of companies with market capitalizations in excess of $500 million at the time of invest-ment, excluding the 200 companies with the highest market capital-ization. The Fund usually invests in approximately 60 to 100 com-mon stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor rela-tive price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Portfolio Manager for the Mid-Cap Growth Fund is Cadence.

            INNOVATION FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily (i.e., at least 65% of its assets) in common stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry as well as companies that provide and service those tech-nologies. Securities will be selected with minimal emphasis on more traditional factors such as growth potential or value rela-tive to intrinsic worth. Instead, the Fund will be guided by the theory of Positive Momentum & Positive Surprise (see "Management of the Trust--Portfolio Managers--Columbus Circle"), with special emphasis on common stocks of companies whose perceived strength lies in their use of innovative technologies in new products, en-hanced distribution systems and improved management techniques. Although the Fund emphasizes the utilization of technologies, it is not restricted to investment in companies in a particular busi-ness sector or industry.
               The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not includ-ing Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and consider-ations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securi-ties and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Man-ager for the Innovation Fund is Columbus Circle.


STOCK       The Equity Income, Value, Tax-Efficient Equity, Capital Apprecia-
INVESTMENTS tion and Mid-Cap Growth Funds will each invest primarily (normally at least 65% of its assets) in common stock. Each of these Funds may maintain a portion of its assets, which will usually not ex-ceed 10%, in U.S. Government securities, high quality debt securi-ties (whose maturity or remaining maturity will not exceed five years), money market obligations, and in cash to provide for pay-ment of the Fund's expenses and to meet redemption requests. It is the policy of these Funds to be as fully invested in common stocks as practicable at all times. This policy precludes these Funds from investing in debt securities as a defensive investment pos-ture (although these Funds may invest in such securities to pro-vide for payment of expenses and to meet redemption requests). Ac-cordingly, investors in these Funds bear the risk of general de-clines in stock prices and the risk that a Fund's exposure to such declines cannot be lessened by investment in debt securities.
            These Funds may also invest in convertible securities, preferred stocks, and warrants, subject to certain limitations.
PIMCO Funds: Multi-Manager Series

                                             November 1, 1998 Prospectus
               The Renaissance and Innovation Funds will invest primarily
            (normally at least 65% of its assets) in common stocks, and may also invest in other equity securities, including preferred stocks and securities (including debt securities and warrants) convert-ible into or exercisable for common stocks. Each of these Funds may invest a portion of its assets in debt securities and, for temporary defensive purposes, up to 100% of its assets in short-term U.S. Government securities and other money market instru-ments.
               One or more of the Funds may temporarily not be invested pri-
            marily in equity securities immediately following the commencement of operations or after receipt of significant new monies. While attempting to identify suitable investments, the Funds may hold assets in cash, short-term U.S. Government Securities and other money market instruments. Any of the Funds may temporarily not contain the number of securities in which it normally invests if the Fund does not have sufficient assets to be fully invested, or pending the Portfolio Manager's ability to prudently invest new monies.

               The Funds may also lend portfolio securities; enter into repur-
            chase agreements and reverse repurchase agreements (subject to the Funds' investment limitations described below); purchase and sell securities on a when-issued or delayed delivery basis; and enter into forward commitments to purchase securities. Each of the Funds may invest in American Depository Receipts ("ADRs"), and the Re-naissance and Innovation Funds may also invest in European Deposi-tory Receipts ("EDRs") and Global Depository Receipts ("GDRs"). For more information on these investment practices, see "Charac-teristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

            Characteristics and Risks of
            Securities and Investment Techniques

            The different types of securities and investment techniques used by the individual Funds all have attendant risks of varying de-grees. For example, with respect to common stock, there can be no assurance of capital appreciation, and there is a risk of market decline. With respect to debt securities, including money market instruments, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest or principal payments. Because each Fund seeks a different investment objective and has different investment policies, each is subject to varying degrees of financial, market and credit risks. There-fore, investors should carefully consider the investment objec-tive, investment policies and potential risks of any Fund or Funds before investing.
               The following describes potential risks associated with differ-
            ent types of investment techniques that may be used by the indi-vidual Funds. For more detailed information on these investment techniques, as well as information on the types of securities in which some or all of the Funds may invest, see the Statement of Additional Information.


            Certain of the Funds may invest in common stock of companies with market capitalizations that are small compared to other publicly traded companies. Generally, small market capitalization is con-sidered to be less than $1.5 billion and large market capitaliza-tion is considered to be more than $5 billion. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive re-search and development, manufacturing, marketing and service capa-bilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned compa-nies may present greater opportunities for growth but also may in-volve greater risks than customarily are associated with more es-tablished companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited prod-uct lines, markets or financial resources, or they may be depen-dent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be pru-dent for a Fund with a
INVESTMENTSIN
COMPANIES
WITH SMALL
AND MEDIUM
MARKET
CAPITALIZATIONS

PIMCO Funds: Multi-Manager Series
            relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transac-tion costs, and to maximize the benefits of research. As a conse-quence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.
               Many of the Funds may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer's market cap-italization is medium is determined by reference to the capital-ization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be regarded as being issuers with medium market capitaliza-tions. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitaliza-tions described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less vola-tile than those of smaller capitalization issuers.


FOREIGNSECURITIES

            The Renaissance and Innovation Funds may invest up to 15% of their respective assets in securities which are traded principally in securities markets outside the United States (Eurodollar certifi-cates of deposit are excluded for purposes of these limitations), and may invest without limit in securities of foreign issuers that are traded in U.S. markets. All of the Funds may invest in ADRs. In addition, the Renaissance and Innovation Funds may invest in EDRs and GDRs. ADRs are dollar denominated receipts issued gener-ally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on ex-changes or over-the-counter in the United States. EDRs are re-ceipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also trade in public or private markets in other countries.
               Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securi-ties issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expro-priation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign coun-tries. Individual foreign economies may differ favorably or unfa-vorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, re-sources, self-sufficiency, and balance of payments position. The securities markets, values of securities, yields, and risks asso-ciated with securities markets may change independently of each other. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, in-cluding taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domes-tic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securi-ties may include higher custodial fees than apply to domestic cus-todial arrangements and transaction costs of foreign currency con-versions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.
               A Fund's investments in foreign currency denominated debt obli-
            gations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to consti-tute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.
               To the extent that the Renaissance and Innovation Funds invest in foreign securities, these Funds may invest in the securities of issuers based in countries with developing economies. Investing in developing (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. A number of emerging market coun-tries restrict, to varying degrees, foreign investment in securi-ties. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the cur-rencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and secu-rities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are charac-terized by significant price volatility. There is a risk in emerg-ing market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expro-priation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detri-mental effect on a Fund's investment.
               Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, eco-nomic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the secu-rities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market coun-tries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material informa-tion about issuers; the risk that it may be more difficult to ob-tain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securi-ties markets. Also, any change in the leadership or policies of emerging market countries, or the countries that exercise a sig-nificant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
               In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN
CURRENCY    Foreign currency exchange rates may fluctuate significantly over
TRANSACTIONSshort periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the rela-tive merits of investments in different countries, actual or per-ceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. For example, significant uncertainty surrounds the pro-posed introduction of the euro (a common currency unit for the Eu-ropean Union) in January 1999 and its effect on the value of secu-rities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be de-valued against the U.S. dollar, resulting in a loss to the Funds.
            For a more complete discussion of foreign currency risks (includ-ing those associated with the euro), please see "Investment Objec-tives and Policies--Foreign Currencies" in the Statement of Addi-tional Information.
               The Renaissance and Innovation Funds may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. All of the Funds that may buy or sell foreign currencies may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in for-eign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its ex-posure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar


                                                 November 1, 1998 Prospectus 13

PIMCO Funds: Multi-Manager Series

            to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell for-eign currency would limit any potential gain which might be real-ized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may elimi-nate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.


MONEY       Each of the Funds may invest at least a portion of its assets in
MARKET      the following kinds of money market instruments:
INSTRUMENTS    (1)short-term U.S. Government securities;

               (2) certificates of deposit, bankers' acceptances and other bank obligations rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Portfolio Manager. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. A Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks ("Yankee dollar obligations") or foreign branches of U.S. banks ("Eurodollar obligations");

               (3) commercial paper rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, deter-mined to be of comparable quality by the Adviser or a Port-folio Manager;

               (4) corporate obligations with a remaining maturity of 397 days or less whose issuers have outstanding short-term debt ob-ligations rated in the highest rating category by at least two NRSROs, or, if rated by only one NRSRO, in such agency's highest grade, or, if unrated, determined to be of comparable quality by the Adviser or a Portfolio Manager; and
               (5)repurchase agreements with domestic commercial banks or reg-istered broker-dealers.


MORTGAGE-   The Renaissance and Innovation Funds may invest in mortgage-re-
RELATEDAND lated securities, and in other asset-backed securities (unrelated OTHERASSET- to mortgage loans) that are offered to investors currently or in
BACKED      the future. The value of some mortgage-related or asset-backed se-
SECURITIES  curities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed in-come investments, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Port-folio Manager to forecast interest rates and other economic fac-tors correctly.

            MORTGAGE PASS-THROUGH SECURITIES are securities representing in-terests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrow-ers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early re-payment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying prop-erty, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon re-investment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securi-ties, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepay-ment features may not increase as much as other fixed income secu-rities. The rate of prepayments on underlying mortgages will af-fect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective matu-rity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mort-gage-related security, the volatility of such security can be ex-pected to increase.
               Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Govern-ment (in the case of securities

                                             November 1, 1998 Prospectus
            guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Fed-eral National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bank-ers and other secondary market issuers) may be supported by vari-ous forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mort-gage poolers.

            COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive prin-cipal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agen-cies or instrumentalities will be considered U.S. Government secu-rities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other pri-vately issued securities for purposes of applying a Fund's diver-sification tests.

            COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that re-flect an interest in, and are secured by, mortgage loans on com-mercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstand-ing principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed secu-rities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

            MORTGAGE-RELATED SECURITIES include securities other than those described above that directly or indirectly represent a participa-tion in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.
               A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remain-der of the principal. In the most extreme case, one class will re-ceive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the prin-cipal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (includ-ing prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse ef-fect on a Fund's yield to maturity from these securities. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.


CONVERTIBLE
SECURITIES  Many of the Funds may invest in convertible securities. Convert-
            ible securities are generally preferred stocks or fixed income se-curities that are convertible into common stock at either a stated price or a stated rate. The price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion feature. A con-vertible security will normally also provide a fixed income stream. For this reason, the convertible security may not decline in price as rapidly as the underlying common stock.
               A Fund's Portfolio Manager will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convert-ible security tends to increase in market value when interest rates decline and to

PIMCO Funds: Multi-Manager Series
            decrease in value when interest rates rise. While convertible se-curities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.
               The Renaissance Fund may invest in so-called "synthetic con-
            vertible securities," which are composed of two or more different securities whose investment characteristics, taken together, re-semble those of convertible securities. For example, the Renais-sance Fund may purchase a non-convertible debt security and a war-rant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convert-ible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate se-curities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convert-ible security may respond differently to market fluctuations.


RISKS OF
HIGH YIELD The Renaissance Fund may invest a portion of its assets in fixed SECURITIES income securities rated lower than Baa by Moody's or lower than
("JUNK      BBB by S&P but rated at least B by Moody's or S&P or, if not rat-
BONDS")     ed, determined by the Portfolio Manager to be of comparable quali-
            ty. In addition, the Renaissance Fund may invest in convertible securities rated below B by Moody's or S&P (or, if unrated, con-sidered by the Portfolio Manager to be of comparable quality). Se-curities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Invest-ors should consider the risks associated with high yield securi-ties before investing in this Fund. Although the Renaissance Fund reserves the right to do so at any time, as of the date of this Prospectus, it does not invest or have the present intention to invest more than 5% of its assets in high yield securities or junk bonds.
               Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential oppor-tunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continu-ing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the ex-tent of its investments in high yield securities, depend more heavily on the Portfolio Manager's creditworthiness analysis than would be the case if the Fund were investing in higher quality se-curities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities.
               For additional discussion of the characteristics of lower rated fixed income securities, see the Statement of Additional Informa-tion. Ratings assigned to fixed income securities are described in the Appendix to the Statement of Additional Information.


DERIVATIVE
INSTRUMENTS To the extent permitted by the investment objective and policies of each Fund, a Fund may purchase and write call and put options on securities, securities indexes and foreign currencies, and en-ter into futures contracts and use options on futures contracts as further described below. In pursuit of their investment objec-tives, the Renaissance, Tax-Efficient Equity and Innovation Funds may engage in the purchase and writing of call and put options on securities and securities indexes and enter into futures contracts and options thereon, including securities index futures contracts and options thereon. The Funds that may invest in foreign-currency denominated securities may engage in the purchase and writing of call and put options on foreign currencies. The Funds may (but are not required to) use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices. Each Fund will segregate assets determined to be liquid by the Adviser or a Portfolio Manager in accordance with procedures established by the Board of Trustees (or, as permitted by applica-ble regulation, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.

                                             November 1, 1998 Prospectus

               Derivative instruments are considered for these purposes to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. See "Mort-gage-Related and Other Asset-Backed Securities." The value of some derivative instruments in which the Funds may invest may be par-ticularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Portfolio Manager to forecast interest rates and other economic factors correctly. If the Portfolio Manager incor-rectly forecasts such factors and has taken positions in deriva-tive instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

               The Funds might not employ any of the strategies described be-
            low, and no assurance can be given that any strategy used will succeed. If the Portfolio Manager incorrectly forecasts interest rates, market values or other economic factors in utilizing a de-rivatives strategy for a Fund, the Fund might have been in a bet-ter position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain spe-cial risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies in-volving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

            OPTIONS ON SECURITIES, SECURITIES INDEXES AND CURRENCIES Certain Funds may purchase put options on securities. One purpose of pur-chasing put options is to protect holdings in an underlying or re-lated security against a substantial decline in market value. These Funds may also purchase call options on securities. One pur-pose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously pur-chased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the under-lying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.
               The purchase and writing of options involves certain risks.
            During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exer-cise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise no-tice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the un-derlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid mar-ket will exist when a Fund seeks to close out an option

PIMCO Funds: Multi-Manager Series
            position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.
               For each of the Renaissance and Innovation Funds, in the case of a written call option on a securities index, the Fund will own corresponding securities whose historic volatility correlates with that of the index.
               Over-the-counter options in which certain Funds may invest dif-
            fer from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover cer-tain written over-the-counter options.

            SWAP AGREEMENTS The Tax-Efficient Equity Fund may enter into eq-uity index swap agreements for purposes of gaining exposure to the stocks making up an index of securities without actually purchas-ing those stocks. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

               Most swap agreements entered into by the Fund calculate the ob-
            ligations of the parties to the agreement on a "net basis." Conse-quently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liq-uid by the Portfolio Manager in accordance with procedures estab-lished by the Board of Trustees to limit any potential leveraging of the Fund's portfolio. Obligations under swap agreements so cov-ered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing con-tracts with that party would exceed 5% of the Fund's assets.

               Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other in-vestments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards for credit-worthiness (generally, such counterparties would have to be eligi-ble counterparties under the terms of the Fund's repurchase agree-ment guidelines). The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could ad-versely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agree-ments.

            FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS Certain Funds may enter into futures contracts and options thereon. These Funds may engage in such futures transactions as an adjunct to their se-curities activities.
               There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfo-lio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures

                                             November 1, 1998 Prospectus
            option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price be-yond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a re-sult, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any rea-son may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

            INDEX FUTURES The Renaissance, Tax-Efficient Equity and Innovation Funds may purchase and sell futures contracts on various securi-ties indexes ("Index Futures") and related options for hedging purposes and for investment purposes. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the Commodity Futures Trading Commission ("CFTC").
               A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to set-tle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appro-priate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments.

               Positions in Index Futures may be closed out by a Fund only on the futures exchange upon which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. Also, the price of In-dex Futures may not correlate perfectly with movement in the rele-vant index due to certain market distortions. First, all partici-pants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal re-lationship between the index and futures markets. Second, the de-posit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securi-ties market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

               The Funds may only enter into futures contracts or futures op-
            tions which are standardized and traded on a U.S. or foreign ex-change or board of trade, or similar entity, or quoted on an auto-mated quotation system. Each Fund may use financial futures con-tracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, may enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option posi-tions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.


LOANS OF
PORTFOLIO   For the purpose of achieving income, each Fund may lend its port-
SECURITIES  folio securities to brokers, dealers, and other financial institu-
            tions, provided:
               (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned;
               (ii) the Fund may at any time call the loan and obtain the return of the securities loaned;
               (iii) the Fund will receive any interest or dividends paid on the loaned securities; and
               (iv) the aggregate market value of securities loaned will not at any time exceed the Fund's limitation on lending its portfolio securities.

            Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the security loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.


SHORT SALES Each Fund may from time to time make short sales involving securi-
            ties held in the Fund's portfolio or which the Fund has the right to acquire without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire secu-rities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose the Fund to the risk that it will be re-quired to acquire, convert or exchange securities to cover its short position at a time when the securities sold short have ap-preciated in value, thus resulting in a loss to the Fund.


WHEN-
ISSUED,     Each Fund may purchase securities which it is eligible to purchase
DELAYED     on a when-issued basis, may purchase and sell such securities for
DELIVERY    delayed delivery and may make contracts to purchase such securi-
AND         ties for a fixed price at a future date beyond normal settlement
FORWARD     time (forward commitments). When-issued transactions, delayed de-
COMMITMENT livery purchases and forward commitments involve a risk of loss if TRANSACTIONSthe value of the securities declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Typically, no income accrues on securi-ties a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on se-curities it has segregated.


REPURCHASE For the purposes of maintaining liquidity and achieving income, AGREEMENTS each Fund may enter into repurchase agreements, which entail the purchase of a portfolio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bank-ruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or de-lays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in re-purchase agreements only as a cash management technique with re-spect to that portion of the portfolio maintained in cash. Each Fund will limit its investment in repurchase agreements maturing in more than seven days consistent with the Fund's policy on in-vestment in illiquid securities.


REVERSE
REPURCHASE A reverse repurchase agreement may for some purposes be considered AGREEMENTS borrowing that involves the sale of a security by a Fund and its
AND OTHER   agreement to repurchase the instrument at a specified time and
BORROWINGS  price. The Fund will segregate assets determined to be liquid by the Adviser or Portfolio Manager in accordance with procedures es-tablished by the Board of Trustees to cover its obligations under reverse repurchase agreements. Reverse repurchase agreements will be subject to the Funds' limitations on borrowings. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Such a practice will result in leveraging of a Fund's assets. Leverage will tend to exaggerate the effect on net asset value of any increase or decrease in the value of a Fund's portfolio and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so.

PORTFOLIO
TURNOVER The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's in-vestments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." High portfolio turnover (e.g., over 100%) involves cor-respondingly greater expenses to a Fund, including brokerage com-missions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. See "Man-

20 PIMCO Funds: Multi-Manager Series

                                            November 1, 1998 Prospectus

            agement of the Trust--Portfolio Transactions." Such sales may re-sult in realization of taxable capital gains (including short-term capital gains which generally are taxed at ordinary income tax rates). See "Taxes." The portfolio turnover rates for the Funds (with the exception of the Tax-Efficient Equity Fund) were as fol-lows for fiscal 1998 and 1997, respectively: Equity Income--45% and 45%; Value--77% and 71%; Renaissance--192% and 131%; Capital Appreciation--75% and 87%; Mid-Cap Growth--66% and 82%; and Inno-vation--100% and 80%. The annual portfolio turnover rate for the Tax-Efficient Equity Fund is expected to be less than 40%.


ILLIQUID    Each Fund may invest in securities that are illiquid so long as no
SECURITIES  more than 15% of the value of the Fund's net assets (taken at mar-
            ket value at the time of investment) would be invested in such se-curities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A Portfolio Manager may be subject to signifi-cant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

               The term "illiquid securities" for this purpose means securi-
            ties that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to in-clude, among other things, written over-the-counter options, secu-rities or other liquid assets being used as cover for such op-tions, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal pen-alties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities which legally or in the Adviser's or a Portfolio Manager's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commer-cial paper that the Adviser or a Portfolio Manager has determined to be liquid under procedures approved by the Board of Trustees).

CREDIT AND All fixed income securities are subject to market risk and credit MARKET RISK risk. Market risk relates to market-induced changes in a
OF          security's value, usually as a result of changes in interest
FIXEDINCOME rates. The value of a Fund's investments in fixed income securi-SECURITIES ties will change as the general level of interest rates fluctuate.
            During periods of falling interest rates, the value of a Fund's fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of a Fund's fixed income secu-rities generally decline. Credit risk relates to the ability of the issuer to make payments of principal and interest.


SERVICE
SYSTEMS --  Many of the services provided to the Funds depend on the smooth
YEAR 2000   functioning of computer systems. Many systems in use today cannot
PROBLEM     distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. The Adviser, Distributor, Shareholder
            Servicing and Transfer Agent, Custodian, and certain other service providers to the Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected nor can there be any assurance that the year 2000 problem will not have an adverse effect on the entities whose securities are held by the Funds or on domestic or global equity markets or economies, generally.


"FUNDAMENTAL"
POLICIES
            The investment objective of each of the Renaissance, Tax-Efficient Equity and Innovation Funds described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval by vote of a majority of the outstanding shares of that Fund. If there is a change in a Fund's investment objective, including a change approved by share-holder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

PIMCO Funds: Multi-Manager Series

            Performance Information

            From time to time the Trust may make available certain information about the performance of the Class D shares of some or all of the Funds. Information about a Fund's performance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance.
               The total return of Class D shares of all Funds may be included in advertisements or other written material. When a Fund's total return is advertised with respect to its Class D shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund or its predecessor series of PIMCO Advisors Funds, as more fully described in the Statement of Additional Information. For periods prior to the initial offering date of Class D shares, total return presentations for the class will be based on the historical performance of an older class of the Fund (if any) restated, as necessary, to reflect that there are no sales charges associated with Class D shares. The older class to be used in each case is set forth in the Statement of Ad-ditional Information. For these purposes, the performance of the older class will also be restated to reflect any different operat-ing expenses (such as different administrative fees and/or 12b-1/servicing fee charges) associated with Class D shares. In cer-tain cases, such a restatement will result in Class D performance which is higher than if the performance of the older class were not restated to reflect the different Class D operating expenses. In such cases, the Trust's advertisements will also, to the extent appropriate, show the lower performance figure reflecting the ac-tual operating expenses incurred by the older class for periods prior to the initial offering date of Class D shares. Total return is measured by comparing the value of an investment in Class D shares of the Fund at the beginning of the relevant period to the redemption value of the investment in Class D shares of the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). To-tal return may be advertised using alternative methods that re-flect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures, such as the currently effective advisory and administrative fees for Class D shares of the Funds.
               Quotations of yield for Class D shares of a Fund will be based on the investment income per share (as defined by the Securities and Exchange Commission) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per Class D share on the last day of the period.
               The Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder com-munications, or in certain types of sales literature provided to prospective investors. Current distribution information for Class D shares of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the net asset value per Class D share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in de-rivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what Class D shares of a Fund have declared and paid to shareholders as of the end of a speci-fied period rather than the Fund's actual net investment income for that period.

               The Adviser and each Portfolio Manager may also report to
            shareholders or to the public in advertisements concerning its performance as adviser to clients other than the Funds, and on its comparative performance or standing in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any per-formance information, whether related to the Funds, the Adviser or the Portfolio Managers, should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representa-tive of what may be achieved in the future.
               Investment results of the Funds will fluctuate over time, and any representation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period.

                                             November 1, 1998 Prospectus
            How to Buy Shares

            Class D shares of each Fund are continuously offered through fi-nancial service firms, such as broker-dealers or registered in-vestment advisers, with which the Trust's principal underwriter, PIMCO Funds Distributors LLC (the "Distributor"), has an agreement for the use of the Funds in particular investment products, pro-grams or accounts for which a fee may be charged. See "Financial Service Firms" below.
               You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. Investors who wish to purchase shares of the Funds directly from the Trust or the Distributor should inquire as to the other classes of shares. See "Description of the Trust--Multiple Classes of Shares."
               Class D shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. Purchase payments for Class D shares are fully invested at the net asset value next determined after acceptance of the trade. All purchase orders received by the Distributor from your financial service firm prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (the "Ex-change"), on a regular business day, are processed at that day's offering price. In addition, orders received by the Distributor from financial service firms after the offering price is deter-mined that day will receive such offering price if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Easterm time). Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day.
               The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the Ex-change is restricted or during an emergency which makes it imprac-ticable for the Funds to dispose of their securities or to deter-mine fairly the value of their net assets, or during any other pe-riod as permitted by the Securities and Exchange Commission for the protection of investors.

               Class D shares of the Funds will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. Ac-cordingly, in most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your ac-counts only through your financial service firm. In certain cir-cumstances, your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other reason (for instance, if you terminate your relation-ship with your firm). In such circumstances, please contact the Distributor at 1-888-87-PIMCO for information about your account. If you wish to invest in the Funds through your own account with the Trust or the Distributor, please inquire as to the other clas-ses of shares of the Funds. See "Description of the Trust--Multi-ple Classes of Shares." In the interest of economy and conve-nience, certificates for Class D shares will not be issued.


FINANCIAL   Broker-dealers, registered investment advisers and other financial
SERVICE     service firms provide varying investment products, programs or ac-
FIRMS       counts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account mainte-nance services required by your account, including, without limi-tation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation state-ments and disbursement of cash dividends. Firms may also arrange with their clients for other investment or administrative servic-es. Your firm may independently establish and charge you transac-tion fees and/or other additional amounts for such services, which charges could reduce your investment returns on Class D shares of the Funds.
               Your financial service firm may have omnibus accounts and simi-
            lar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by

PIMCO Funds: Multi-Manager Series

            the Funds, the Adviser or an affiliate (normally not to exceed an annual rate of 0.35% of a Fund's average daily net assets attrib-utable to its Class D shares and purchased through such firm for its clients). Your firm may establish various minimum investment requirements for Class D shares of the Funds and may also estab-lish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends.
               This Prospectus should be read in connection with your firm's materials regarding its fees and services.

CHANGE IN
TRANSFER AGENT

            The Trust expects to change its transfer agent for its Class D shares to First Data Investor Services Group, Inc. Shareholders will continue to receive all of the services described in this Prospectus and should continue to follow the various procedures set forth in this Prospectus, with the exception of the address changes described below.

               There will be no changes in the toll-free 1-800 telephone num-
            bers set forth in this Prospectus. However, mailing addresses will change as follows:

            Old Address                            New Address
            Shareholder Services, Inc.             First Data Investor Serv-
            P.O. Box 5866                          ices Group, Inc.
            Denver, CO 80217                       P.O. Box 9688
                                                   Providence, RI 02940-0926

            PIMCO Funds Distributors LLC           PIMCO Funds Distributors LLC
            P.O. Box 5866                          P.O. Box 9688
            Denver, CO 80217-5866                  Providence, RI 02940-0926


            Exchange Privilege

            A shareholder may exchange Class D shares of any Fund for Class D shares of any other Fund in an account with identical registration on the basis of their respective net asset values. Class D shares of each Fund may also be exchanged for Class D shares of certain series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company, an affiliate of the Adviser. There are currently no exchange fees or charges imposed by the Trust, although your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. Please contact your finan-cial service firm for details. An exchange will constitute a tax-able sale for federal income tax purposes.

               The Trust reserves the right to refuse exchange purchases if, in the judgment of the Adviser, the purchase would adversely af-fect a Fund and its shareholders. In particular, a pattern of ex-changes characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of "round trip" ex-changes an investor may make. An investor makes a "round trip" ex-change when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different Fund and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current inten-tion of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time. Except as otherwise permitted by Securities and Exchange Commission regulations, the Trust will give 60 days' ad-vance notice to your financial service firm of any termination or material modification of the exchange privilege. For further in-formation about exchange privileges, please contact your financial service firm.

                                             November 1, 1998 Prospectus

            How to Redeem

            Class D shares may be redeemed through your financial service firm on any day the Exchange is open. Shares are redeemed at their net asset value next determined after a proper redemption request has been received from your firm. There is no charge by the Trust or the Distributor with respect to a redemption, although your finan-cial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may con-tact the Distributor at 1-888-87-PIMCO for information regarding how to redeem your shares directly from the Trust.
               Your financial service firm is obligated to transmit your re-
            demption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Requests for redemption received by financial service firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a regular business day and received by the Distributor prior to the close of the Distributor's business day will be con-firmed at the net asset value effective as of the closing of the Exchange on that day. Your financial service firm will be respon-sible for furnishing all necessary documentation to the Distribu-tor or the Trust's transfer agent and may charge you for its serv-ices. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order. Under unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as per-mitted by federal securities law.


REDEMPTIONS The Trust agrees to redeem shares of each Fund solely in cash up
IN KIND to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the se-curities received in the distribution.

            Distributor

            PIMCO Funds Distributors LLC (the "Distributor"), a wholly owned subsidiary of the Adviser, is the principal underwriter of the Trust's shares. Pursuant to a Distribution Agreement with the Trust, with respect to each Fund's Class D shares, the Distributor may bear various expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders. The Distributor, located at 2187 Atlantic Street, Stamford, Con-necticut 06902, is a broker-dealer registered with the SEC.

            How Net Asset Value Is Determined

            The net asset value of Class D shares of each Fund of the Trust will be determined once on each day on which the Exchange is open (a "Business Day"), as of the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange. Net asset value will not be determined on days on which the Exchange is closed.
               Portfolio securities and other assets for which market quota-
            tions are readily available are stated at market value. Fixed in-come securities are normally valued on the basis of quotations ob-tained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trad-ing in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Certain fixed income

PIMCO Funds: Multi-Manager Series
            securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are compa-rable to the securities being valued. Short-term investments hav-ing a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Exchange- traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. All other securities and assets are valued at their fair value as determined in good faith by the Trustees or by persons acting at their direction.

               Quotations of foreign securities in foreign currency are con-
            verted to U.S. dollar equivalents using foreign exchange quota-tions received from independent dealers. Under the Trust's proce-dures, the prices of foreign securities are determined using in-formation derived from pricing services and other sources. Infor-mation that becomes known to the Trust or its agents after the time that net asset value is calculated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroac-tively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securi-ties that occur between the time their prices are determined and the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Adviser or a Portfolio Manager and approved in good faith by the Board of Trustees.
               Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses spe-cially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Generally, for Funds that pay income dividends, those divi-dends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

            Distributions

            Shares begin earning dividends on the day after the date that funds are received by the Trust for the purchase of Class D shares. Net investment income from interest and dividends, if any, will be declared and paid quarterly to shareholders of record by the Equity Income, Value and Renaissance Funds. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the Tax-Efficient Equity, Capital Appreciation, Mid-Cap Growth and Innovation Funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently.

               All dividends and/or distributions will be paid in the form of additional Class D shares of the Fund to which the dividends and/or distributions relate or, at the election of the sharehold-er, of another Fund or other series of the Trust or of PIMCO
            Funds: Pacific Investment Management Series as described below, at net asset value, unless the shareholder elects to receive cash (either paid to shareholders directly or credited to their account with their financial services firm). If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distri-butions will automatically be invested in the Money Market Fund of PIMCO Funds: Pacific Investment Management Series, until such shareholder is located. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time.
               Your financial service firm may offer a program pursuant to which you may elect to invest dividends and/or distributions paid by any Fund in Class D shares of any other Fund or series of PIMCO
            Funds: Pacific Investment Management Series which offers Class D shares. Please contact your financial service firm for details.

                                             November 1, 1998 Prospectus

            Taxes

            Each Fund intends to qualify as a regulated investment company an-nually and to elect to be treated as a regulated investment com-pany under the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.

               Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain dividends, exempt-interest dividends and dividends that rep-resent a return of capital to shareholders, as ordinary income. In particular, distributions derived from short-term gains will be treated as ordinary income. Dividends designated by a Fund as cap-ital gain dividends derived from the Fund's net capital gains (that is, the excess of its net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gain (generally subject to a 20% tax rate) ex-cept as provided by an applicable tax exemption. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them. Dividends derived from interest on certain U.S. Government securities may be exempt from state and local taxes, although interest on mortgage-backed U.S. Government securities is generally not so exempt. While the Tax-Efficient Eq-uity Fund seeks to minimize taxable distributions, the Fund may be expected to earn and distribute taxable income and may also be ex-pected to realize and distribute capital gains from time to time.

               Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero-coupon security to accrue as income each year a portion of the discount at which the security was pur-chased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind se-curities will give rise to income which is required to be distrib-uted and is taxable even though the Fund holding the security re-ceives no interest payment in cash on the security during the year. Also, a portion of the yield on certain high yield securi-ties (including certain pay-in-kind securities) issued after July 10, 1989 may be treated as dividends. Accordingly, each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its share-holders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

               Taxable shareholders should note that the timing of their in-
            vestment or redemptions could have undesirable tax consequences. Dividends and distributions on a Fund's shares are generally sub-ject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a re-turn of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses. If shares are redeemed be-fore payment of an exempt-interest dividend, shareholders may re-alize a taxable capital gain, whereas by waiting and receiving the exempt-interest dividend, a portion of their share value would have been received in the form of tax-free income.

               The preceding discussion relates only to federal income tax;
            the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of foreign, state and local income tax laws

PIMCO Funds: Multi-Manager Series
            to Trust dividends and capital gain distributions. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

            Management of the Trust

            The business affairs of the Trust are managed under the direction of the Board of Trustees. Information about the Trustees and the Trust's executive officers may be found in the Statement of Addi-tional Information under the heading "Management of the Trust."

INVESTMENT  PIMCO ADVISORS serves as investment adviser to the Funds pursuant
ADVISER to an investment advisory agreement with the Trust. PIMCO Advisors is a Delaware limited partnership organized in 1987. PIMCO Advi-sors provides investment management and advisory services to pri-vate accounts of institutional and individual clients and to mu-tual funds. Total assets under management by PIMCO Advisors and its subsidiary partnerships as of September 30, 1998 were approxi-mately $225.9 billion. The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Hold-ing LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company con-trolled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company. PIMCO Part-ners, G.P. is the sole general partner of PAH. PIMCO Advisors is governed by a Management Board, which exercises substantially all of the governance powers of the general partner and serves as the functional equivalent of a board of directors. PIMCO Advisors' ad-dress is 800 Newport Center Drive, Newport Beach, California 92660. PIMCO Advisors is registered as an investment adviser with the Securities and Exchange Commission. PIMCO Advisors currently has seven subsidiary investment adviser partnerships, the follow-ing four of which manage one or more of the Funds: Cadence, Colum-bus Circle, NFJ and Parametric.

               Under the investment advisory agreement, PIMCO Advisors, sub-
            ject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Adviser, the investment of the Funds. PIMCO Advisors also fur-nishes to the Board of Trustees periodic reports on the investment performance of each Fund.

PORTFOLIO
MANAGERS
            Pursuant to portfolio management agreements, PIMCO Advisors em-ploys Portfolio Managers to provide investment advisory services to all of the Funds. Each Portfolio Manager is an affiliate of PIMCO Advisors. PIMCO Advisors (and not the Funds or the Trust) compensates the Portfolio Managers from its advisory fee. Under these agreements, a Portfolio Manager has full investment discre-tion and makes all determinations with respect to the investment of a Fund's assets and makes all determinations respecting the purchase and sale of a Fund's securities and other investments. If a Portfolio Manager ceases to manage the portfolio of a Fund, PIMCO Advisors will either assume full responsibility for the man-agement of that Fund, or retain a new portfolio manager subject to the approval of the Trustees and the Fund's shareholders.

            CADENCE manages the Capital Appreciation and Mid-Cap Growth Funds (the "Cadence Funds"). Cadence is an investment management firm organized as a general partnership. Cadence has two partners:
            PIMCO Advisors as the supervisory partner, and Cadence Capital Management Inc. as the managing partner. Cadence Capital Manage-ment Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had com-bined assets as of September 30, 1998 of approximately $6.1 bil-lion. Cadence's address is Exchange Place, 53 State Street, Bos-ton, Massachusetts 02109. Cadence is registered as an investment adviser with the Securities and Exchange Commission.

                                             November 1, 1998 Prospectus

               David B. Breed, William B. Bannick, Katherine A. Burdon and Pe-
            ter B. McManus are primarily responsible for the day-to-day man-agement of the Cadence Funds. Mr. Breed is a Managing Director, the Chief Executive Officer, and a founding partner of Cadence, and has 25 years' investment management experience. He has been the driving force in developing the firm's growth-oriented stock screening and selection process and has been with Cadence or its predecessor since its inception. Mr. Breed graduated from the Uni-versity of Massachusetts and received his MBA from the Wharton School of Business. He is a Chartered Financial Analyst. Mr. Bannick is a Managing Director and Executive Vice President of Ca-dence and has 13 years' investment management experience. He pre-viously served as Executive Vice President of George D. Bjurman & Associates and as Supervising Portfolio Manager of Trinity Invest-ment Management Corporation. Mr. Bannick joined the predecessor of Cadence in 1992. He graduated from the University of Massachusetts and received his MBA from Boston University. Mr. Bannick is a Chartered Financial Analyst. Ms. Burdon is a Managing Director and Portfolio Manager of Cadence and has 10 years' investment man-agement experience. She previously served as a Vice President and Portfolio Manager of The Boston Company. Ms. Burdon joined the predecessor of Cadence in 1993. She graduated from Stanford Uni-versity and received a Master of Science degree from Northeastern University. Ms. Burdon is a Chartered Financial Analyst and Certi-fied Public Accountant. Mr. McManus is Director of Fund Management of Cadence and has 21 years' investment management experience. He previously served as a Vice President of Bank of Boston. Mr. Mc-Manus joined Cadence in 1994. He graduated from the University of Massachusetts, and he is certified as a Financial Planner.

            NFJ manages the Equity Income and Value Funds. NFJ is an invest-ment management firm organized as a general partnership. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management Inc. as the managing partner. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced opera-tions in 1989. Accounts managed by NFJ had combined assets as of September 30, 1998 of approximately $2.2 billion. NFJ's address is 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ is regis-tered as an investment adviser with the Securities and Exchange Commission.

               Chris Najork and Benjamin Fischer are responsible for the day-
            to-day management of the Equity Income Fund. Mr. Najork is a Man-aging Director and a founding partner of NFJ and has 30 years' ex-perience encompassing equity research and portfolio management. He received his bachelor's degree and MBA from Southern Methodist University, and he is a Chartered Financial Analyst. Mr. Fischer is a Managing Director and a founding partner of NFJ and has 32 years' experience encompassing equity research and portfolio man-agement. He received his bachelor's degree and JD from Oklahoma University and his MBA from New York University Graduate School of Business. He is a Chartered Financial Analyst. Messrs. Najork and Fischer and Paul A. Magnuson are primarily responsible for the day-to-day management of the Value Fund. Mr. Magnuson, a research analyst at NFJ, has 13 years' experience in equity research and portfolio management. He received his bachelor's degree in Finance from the University of Nebraska-Lincoln.

            COLUMBUS CIRCLE manages the Renaissance and Innovation Funds (the "Columbus Circle Funds"). Columbus Circle is an investment manage-ment firm organized as a general partnership. Columbus Circle has two partners: PIMCO Advisors as the supervisory partner, and Co-lumbus Circle Investors Management Inc. as the managing partner. Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"), the predecessor investment adviser to Columbus Circle, commenced operations in 1975. Accounts managed by Columbus Circle had combined assets as of September 30, 1998 of approximately $7.8 billion. Columbus Circle's address is Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle is registered as an investment adviser with the Securities and Ex-change Commission.
               At the center of Columbus Circle's equity investment strategy is its theory of Positive Momentum & Positive Surprise. This the-ory asserts that a good company doing better than generally ex-pected will experience a rise in its stock price, and conversely, a company falling short of expectations will experience a drop in its stock price. Based on this theory, Columbus Circle attempts to manage the Columbus Circle Funds with a view to investing in grow-ing companies that are surprising the market with business results that are better than anticipated.

PIMCO Funds: Multi-Manager Series

               Investment decisions made by Columbus Circle are generally made by one or more committees, although the following individuals have primary responsibility for the noted Columbus Circle Funds. Clif-ford G. Fox is primarily responsible for the day-to-day management of the Renaissance Fund. Mr. Fox, a Managing Director of Columbus Circle, has 17 years of investment management experience. He re-ceived his bachelor's degree from the University of Pennsylvania and his MBA from New York University, and he is a Chartered Finan-cial Analyst. Anthony Rizza and Dennis P. McKechnie are primarily responsible for the day-to-day management of the Innovation Fund. Mr. Rizza, a Managing Director of Columbus Circle, has 12 years of investment management experience. He received his bachelor's de-gree from the University of Connecticut, and he is a Chartered Fi-nancial Analyst. Mr. McKechnie, a research analyst at Columbus Circle, has 7 years of investment management experience. He re-ceived his bachelor's degree from Purdue University and his MBA from Columbia University.

            PARAMETRIC manages the Tax-Efficient Equity Fund. Parametric is an investment management firm organized as a general partnership. Parametric has two partners: PIMCO Advisors as the supervisory partner, and Parametric Man-
            |

            agement Inc. as the managing partner. Parametric Portfolio Associ-ates, Inc., the predecessor investment adviser to Parametric, com-menced operations in 1987. Accounts managed by Parametric had com-bined assets as of September 30, 1998 of approximately $2.8 bil-lion. Parametric's address is 7310 Columbia Center, 701 Fifth Ave-nue, Seattle, Washington 98104-7090. Parametric is registered as an investment adviser with the Securities and Exchange Commission and as a commodity trading adviser with the CFTC.

               David Stein, Tom Seto and Cliff Quisenberry are primarily re-
            sponsible for the day-to-day management of the Tax-Efficient Eq-uity Fund. Mr. Stein is a Managing Director of Parametric and has been associated with Parametric since June 1996. He also directs research and product development for Parametric. Mr. Stein gradu-ated with bachelor's and master's degrees in Applied Mathematics from the University of Witwatersrand, South Africa, and received a Ph.D. in Applied Mathematics from Harvard University. Prior to joining Parametric, Mr. Stein served as the Director of Investment Research at GTE Investment Management, Director of Active Equity Strategies at the Vanguard Group, and Director of Quantitative Portfolio Management and Research at IBM. Mr. Seto is a Vice Pres-ident of Parametric and has 7 years of experience in managing structured equity portfolios. Prior to joining Parametric, he served as the Head of U.S. Equity Index Investments at Barclays Global Investors. Mr. Seto graduated from the University of Wash-ington with a bachelor's degree in Electrical Engineering, and from the University of Chicago with an MBA in Finance. Mr. Quisenberry is a Vice President of Parametric and has been with Parametric since 1994. He previously served as a Vice President and Portfolio Manager at Cutler & Co., and as a Security Analyst and Portfolio Manager at Fred Alger Management. Mr. Quisenberry graduated from Yale University with a bachelor's degree in Econom-ics. He is a Chartered Financial Analyst.

            Registration as an investment adviser with the Securities and Ex-change Commission does not involve supervision by the Securities and Exchange Commission over investment advice, and registration with the CFTC as a commodity trading adviser does not involve su-pervision by the CFTC over commodities trading. The portfolio man-agement agreements are not exclusive, and Columbus Circle, Ca-dence, NFJ and Parametric may provide, and currently are provid-ing, investment management services to other clients, including other investment companies.

FUND
ADMINISTRATOR
            PIMCO Advisors also serves as administrator (the "Administrator") for the Funds' Class D shares pursuant to an administration agree-ment with the Trust. The Administrator provides or procures admin-istrative services for Class D shareholders of the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to the Funds' shareholders and regulatory filings. The Administrator has retained Pacific Investment Manage-ment Company, its affiliate, to provide such services as sub-ad-ministrator. The Administrator and/or the sub-administrator may also retain other affiliates to provide certain of these services. In addition, the Administrator, at its own expense, arranges for the provision of legal, audit, custody, transfer agency (including sub-transfer agency and other administrative services) and other services necessary for the

                                             November 1, 1998 Prospectus
            ordinary operation of the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospec-tuses and shareholder reports for current shareholders.
               PIMCO Advisors or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms' services (normally not to exceed an annual rate of .35% of a Fund's average daily net assets attributable to Class D shares purchased through such firms). The Funds' administration agreement includes a plan for Class D shares that has been adopted in con-formity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to .25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribu-tion of Class D shares and/or the provision of shareholder servic-es.

               The Funds (and not the Administrator) are responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, Pacific Investment Management Company, or their subsidiaries or affili-ates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Adviser, any Portfolio Manager, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary ex-penses, including costs of litigation and indemnification ex-penses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, and may in-clude certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, sub-ject to review and approval by the Trustees.


            The Funds feature fixed advisory and administrative fees. For pro-viding or arranging for the provision of investment advisory serv-ices to the Funds as described above, PIMCO Advisors receives monthly fees from each Fund at an annual rate based on the average daily net assets of the Fund as follows:
ADVISORY
AND
ADMINISTRATIVE
FEES


                                   ADVISORY
           FUND                    FEE RATE
              -----------------------------
           Equity Income, Value,
            Tax-Efficient Equity,
            Capital Appreciation
            and Mid-Cap Growth
            Funds                  .45%
              -----------------------------
           Renaissance Fund        .60%
              -----------------------------
           Innovation Fund         .65%


               For providing or procuring administrative services to the Funds as described above, the Administrator receives monthly fees from each Fund at an annual rate based on the average daily net assets attributable to the Fund's Class D shares as follows:


                      ADMINISTRATIVE
                      FEE RATE*
              ----------------------
           All Funds  .65%

            * As described under "Fund Administrator," the administration agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of up to .25% of the .65% Adminis-trative Fee Rate as reimbursement for expenses in respect of ac-tivities that may be deemed to be primarily intended to result in the sale of Class D shares. The "Annual Fund Operating Expenses" table on page 4 of this Prospectus shows the .65% Administrative Fee Rate under two separate columns entitled "Administrative Fees" (.40%) and "12b-1 (Service) Fees" (.25%).

               The investment advisory, administration and sub-administration agreements for the Funds may be terminated by the Trustees, or by PIMCO Advisors or Pacific Investment Management Company (as the case may be) on 60 days' written notice. In addition, the invest-ment advisory agreement may be terminated with regard to the Re-naissance and Innovation Funds by a majority of the Trustees that are not interested persons of the Trust, PIMCO Advisors or Pacific

            Investment Management Company (as the case may be) on 60 days' written notice. Following their initial terms, the agreements will continue from year-to-year if approved by the Trustees.

               Pursuant to the portfolio management agreements between the Ad-
            viser and each of the Portfolio Managers, PIMCO Advisors (and not the Funds or the Trust) pays each Portfolio Manager a fee based on a percentage of the average daily net assets of a Fund as follows:
            Columbus Circle--.38% for the Renaissance Fund and .38% for the Innovation Fund; Cadence--.35% for the Capital Appreciation Fund and .35% for the Mid-Cap Growth Fund; NFJ--.35% for the Equity In-come Fund and .35% for the Value Fund; and Parametric--.35% for the Tax-Efficient Equity Fund.

PORTFOLIO   Pursuant to the portfolio management agreements, a Portfolio Man-
TRANSACTIONSager places orders for the purchase and sale of portfolio invest-
            ments for a Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Portfolio Managers will seek the best price and execution of the Fund's orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The Portfolio
            Managers also may consider sales of shares of the Trust as a fac-tor in the selection of broker-dealers to execute portfolio trans-actions for the Trust.
               Some securities considered for investment by the Funds may also be appropriate for other clients served by the Portfolio Managers.
            If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by a Portfolio Manager is considered at or about the same time, trans-actions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Portfolio
            Manager. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. As a result, larger Funds may become more concentrated in more liquid securi-ties than smaller Funds or private accounts of a Portfolio Manager pursuing a small capitalization investment strategy, which could adversely affect performance. A Portfolio Manager may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expense are averaged either for the particular transaction or for that day.

            Description of the Trust

CAPITALIZATION

            The Trust was organized as a Massachusetts business trust on Au-gust 24, 1990, and currently consists of twenty-eight portfolios that are operational, seven of which are described in this Pro-spectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfo-lios in the future. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.
               Under Massachusetts law, shareholders could, under certain cir-
            cumstances, be held liable for the obligations of the Trust. How-ever, the Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") of the Trust disclaims share-holder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obliga-tion or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnifica-tion out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring fi-nancial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

32 PIMCO Funds: Multi-Manager Series

                                             November 1, 1998 Prospectus

MULTIPLE    In addition to Class D shares, certain Funds also offer up to five
CLASSESOF   additional classes of shares, Class A, Class B, Class C, Institu-
SHARES      tional Class and Administrative Class shares, through separate prospectuses. This Prospectus relates only to Class D shares of the Funds. Unlike Class D shares, which may be purchased only through financial service firms, the other classes may be pur-chased directly from the Trust and/or the Distributor. The other classes may be subject to sales charges and different levels of operating expenses than Class D shares. As a result of different charges and expense levels, the other five classes are expected to achieve different investment returns than Class D shares. Share-holders of a particular class may also receive additional services or services different from those received by the other classes. To obtain more information about Class A, Class B and Class C shares, please call the Distributor at 1-800-426-0107. To obtain more in-formation about Institutional Class and Administrative Class shares, please call 1-800-927-4648.
               Each class of shares of each Fund represents interests in the assets of that Fund, and each class has identical dividend, liqui-dation and other rights and the same terms and conditions, except that expenses related to the distribution and shareholder servic-ing of a particular class of shares are borne solely by such class and each class may, at the Trustees' discretion, also pay a dif-ferent share of other expenses, not including advisory or custo-dial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a dif-ferent amount by that class, or if the class receives services of a different kind or to a different degree than the other classes.
            All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

VOTING Each class of shares of each Fund has identical voting rights, ex-cept that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribu-tion and servicing plan or agreement applicable only to that class. These shares are entitled to vote at meetings of sharehold-ers. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have de-termined that the matter does not affect all Funds, then only shareholders of the Fund or Funds affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote to-gether, except with respect to a distribution and servicing plan or agreement applicable to a class of shares or when a class vote is required as specified above or otherwise by the 1940 Act. Shares are freely transferable, are entitled to dividends as de-clared by the Trustees and, in liquidation of the Trust, are enti-tled to receive the net assets of their Fund, but not of the other Funds. The Trust does not generally hold annual meetings of share-holders and will do so only when required by law. Shareholders may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Such a meeting will be called at the written request of the holders of 10% of the Trust's outstanding shares.

               Shares entitle their holders to one vote per share (with
            proportionate voting for fractional shares). As of October 13, 1998, the following was a shareholder of record of at least 25% of the outstanding voting securities of the indicated Fund: PIMCO Advisors L.P. (Newport Beach, California), the Trust's investment adviser and administrator, with respect to the Tax-Efficient Equity Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
            (2) more than 50% of the outstanding shares of the Fund (or the Trust).

            --------------------------------------------------------------------

PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
FUNDS:
MULTI-
MANAGER
SERIES

            PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach, CA
            92660
            --------------------------------------------------------------------
            PORTFOLIO MANAGERS

            Cadence Capital Management, NFJ Investment Group, Columbus Circle Investors, Parametric Portfolio Associates
            --------------------------------------------------------------------
            DISTRIBUTOR

            PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT
            06902
            --------------------------------------------------------------------
            CUSTODIAN

            Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City,
            MO 64105
            --------------------------------------------------------------------
            SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

            Shareholder Services, Inc. P.O. Box 5866, Denver, CO 80217
            --------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS

            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            --------------------------------------------------------------------
            LEGAL COUNSEL

            Ropes & Gray, One International Place, Boston, MA 02110
            --------------------------------------------------------------------
            For further information about the PIMCO Funds, call 1-888-87-PIMCO or visit our Web site at www.pimcofunds.com.

                           PIMCO FUNDS IS ON THE WEB

                              www.pimcofunds.com


A PARTIAL LIST OF WHAT'S AVAILABLE:

DAILY MANAGER COMMENTARY

FUND MANAGER BIOS

CURRENT AND HISTORICAL FUND PERFORMANCE

LIPPER RANKINGS

MORNINGSTAR RATINGS

LISTING OF FUND PORTFOLIO HOLDINGS

RISK ANALYSIS

DAILY SHARE PRICES

RESOURCES FOR INVESTMENT PROFESSIONALS

(GRAPHIC APPEARS HERE)

PIMCO Funds Distributors LLC is pleased to announce the launch of its Web site. We can be found on the Worldwide Web at www.pincofunds.com.

You now have around-the-clock access to the most timely and comprehensive information available on all of the PIMCO Funds. In addition, the site includes daily commentary from our fund managers, with insights on the economy and other factors affecting the stockand bond markets.

(GRAPHIC APPEARS HERE)

You'll find the site to be informative and easy-to-use. There are several functions that can help you navigate your way around the site. Among the major sections are Investment Insight and Fund Information.

(GRAPHIC APPEARS HERE)

INVESTMENT INSIGHT

The Investment Insight section provides an overview of six of the investment management firms which are part of PIMCO Advisors L.P. You'll find an explanation of each firm's investment process, biographies of the investment team, manager updates and more.

(GRAPHIC APPEARS HERE)

FUND INFORMATION

In the Fund Information section you'll access profiles of all the PIMCO Funds. Some include a summary of each fund's portfolio, risk analysis data, Lipper rankings and Morningstar ratings. You an also obtain daily fund share prices. And now we provide current and historical performance for Class D shares.

QUESTIONS?

We're sure you will find the PIMCO Funds Web site to be an invaluable tool. If you have any comments or questions about the site, please call us today at 1-888-87-PIMCO. Or, use the e-mail feature of the site to contact us.

Please read the relevant prospectus carefully before you invest in any PIMCO
Fund.

                       PIMCO FUNDS: MULTI-MANAGER SERIES

                        Supplement Dated _________, 1998
                                     to the

          Prospectus for Class D Shares dated November 1, 1998

                            Disclosure relating to:

                              PIMCO VALUE 25 FUND

--------------------------------------------------------------------------------

Note: This document supplements the PIMCO Funds: Multi-Manager Series (the
----
"Trust") Prospectus for Class D Shares dated November 1, 1998 (the "Class D Prospectus") which is included in Part A of this Registration Statement.

--------------------------------------------------------------------------------

1.   DATE OF THE PROSPECTUS.

     The date of the Prospectus is hereby amended to _______, 1998.

2.   STATEMENT OF ADDITIONAL INFORMATION.

     The Trust's Statement of Additional Information, dated November 1, 1998, as amended or supplemented from time to time, is available free of charge by writing to PIMCO Funds Distributors LLC (the "Distributor"), 2187 Atlantic Street, Stamford, Connecticut, 06902, or by telephoning 888-87-PIMCO. The Statement of Additional Information, which contains more detailed information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference into the Retail Prospectus.

3.   NEW SERIES.

     The Trust intends to offer Class D Shares of a new series, PIMCO Value 25 Fund (the "Fund").

4.   SCHEDULE OF FEES.

Shareholder Transaction Expenses:
--------------------------------


Maximum initial sales charge imposed on purchases                     None
  (as a percentage of offering price at time of purchase)

Maximum sales charge imposed on reinvested dividends                  None
  (as a percentage of offering price at time of purchase)

Maximum deferred sales charge                                         None
  (as a percentage of original purchase price)

Exchange Fee                                                          None

                                                                          EXAMPLE: You would pay the
                                                                          following expenses on a
CLASS D SHARES                        ANNUAL FUND                         $1,000 investment assuming
                                      OPERATING EXPENSES                  (1) 5% annual return and (2)
                                      (As a percentage of average net     without or without redemption
                                      assets):                            at the end of each time period:
---------------------------------------------------------------------------------------------------------
                                                            TOTAL
                                   ADMINI-        12B-1     FUND
                        ADVISORY   STRATIVE     (SERVICE)   OPERATING
FUND                      FEES      FEES/1/       FEES/1/   EXPENSES           1      3      5     10
                                                                              YEAR  YEARS  YEARS  YEARS
---------------------------------------------------------------------------------------------------------
Value 25                   .50%       .40%        .25%       1.15%            $12    $37     -     -
---------------------------------------------------------------------------------------------------------

1. The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. The plan provides that up to .25% per annum of the total fees paid under the administration agreement may represent reimbursement for expenses in respect of activities ("subject activities") that may be deemed to be primarily intended to result in the sale of Class D shares. The Fund will pay a total of .65% per annum under the administration agreement regardless of whether a portion or none of the .25% authorized under the plan is paid for subject services. To the extent that any payments are deemed to be made pursuant to the plan, the Fund intends to treat such payments as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). See "Management of the Trust - Fund Administrator." To the extent that such payments for subject activities are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

The purpose of the foregoing tables is to assist investors in understanding the various costs and expenses of the Trust that are borne directly or indirectly by Class D shareholders of the Fund. The information is based upon the Fund's current fees and expenses.

NOTE: THE FIGURES SHOWN IN THE EXAMPLES ARE ENTIRELY HYPOTHETICAL. THEY ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EXPENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.

5.   INVESTMENT OBJECTIVES AND POLICIES.

     The investment objective and general investment policies of the Fund are described below. There can be no assurance that the investment objective of the Fund will be achieved. Because the market value of the Fund's investments will change, the net asset value per share of the Fund also will vary.

     VALUE 25 FUND seeks long-term growth of capital and income. The Fund invests primarily in a portfolio of approximately 25 common stocks of companies with medium market capitalizations and below-average P/E ratios relative to their industry group. In selecting securities, the Portfolio Manager classifies a universe of more than 2000 stocks by industry, each of which has a minimum market capitalization of $200 million. The universe is then screened to find stocks with the lowest P/E ratios in each industry, subject to application of quality, earnings momentum and price momentum screens. Those stocks which pass the screenings and satisfy the medium-cap size criteria are further analyzed. Fundamental research is performed on the most undervalued companies. Approximately 25 stocks, diversified across industries, are selected on an equal-weighted basis for the Fund's portfolio.

Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock has a significantly lower P/E ratio than the current Fund holdings. Because the Fund concentrates on approximately 25 stocks at any one time (and is not as diversified as many stock funds), it is intended for aggressive investors seeking above-average capital gains and willing to accept the greater risks associated therewith. The Portfolio Manager for the Value 25 Fund is NFJ Investment Group ("NFJ").


     The Fund's investment objective and, unless otherwise noted, its restrictions and policies relating to the investment of its assets are non-fundamental and may be changed without shareholder approval. The annual portfolio turnover rate for the Fund is expected to be less than 150%.

6.   CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES.

     The securities and investment techniques and related risks applicable to the Fund are described in the Trust's Prospectus for Institutional Class and Administrative Class shares, dated November 1, 1998 (the "Institutional Prospectus"), which is filed herewith.

7.   MANAGEMENT OF THE TRUST.

     Disclosure relating to PIMCO Advisors L.P., the Investment Advisor and Administrator for each of the Funds, is included under the sub-headings "Investment Advisor" and "Fund Administrator" under "Management of the Trust" in the Class D Prospectus.


     NFJ manages the Value 25 Fund. Chris Najork, Benjamin Fischer and Cliff Hoover are primarily responsible for the day-to-day management of the Fund. Disclosure relating to NFJ and Messrs. Najork, Fischer and Hoover is included under "Management of the Trust - Portfolio Managers - NFJ" in the Class D Prospectus.

     ADVISORY AND ADMINISTRATIVE FEES The Fund features fixed advisory and administrative fees. For providing or arranging for the provision of investment advisory services to the Fund, PIMCO Advisors L.P. receives monthly Advisory Fees at the annual rate of .50%, based on the average daily net assets of the Fund. Pursuant to the portfolio management agreement between PIMCO Advisors L.P. and NFJ, PIMCO Advisors (and not the Fund or the Trust) pays NFJ fees at the annual rate of .40% for the Value 25 Fund.

     For providing or procuring administrative services for the Fund as described above, PIMCO Advisors L.P. (in its capacity as Administrator) receives monthly Administrative Fees from the Fund at the following annual rate based on the average daily net assets attributable to the Fund's Class D Shares: Value 25 Fund - .65%. The administration agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of up to .25% of the .65% Administrative Fee Rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The "Annual Fund Operating Expenses" table in Section 4 above shows the
 .65% Administrative Fee Rate under two separate columns entitled "Administrative Fees" (.40%) and "12b-1 (Service) Fees" (.25%).

8.   DISTRIBUTIONS.

     Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the Fund.

                            PIMCO Funds Prospectus








Multi Manager
Series               STOCK AND BOND FUNDS           AGGRESSIVE STOCK FUNDS
                     Balanced Fund                  Small-Cap Value Fund
November 1, 1998
                                                    Opportunity Fund

Share Classes
 A   B   C           STOCK FUNDS
                     Equity Income Fund
                                                    SPECIALIZED STOCK FUNDS

                     Value Fund                     International Fund

                     Renaissance Fund               Innovation Fund

                     Tax-Efficient Equity Fund      Precious Metals Fund

                     Capital Appreciation Fund

                     Growth Fund

                     Value 25 Fund

                     Mid-Cap Growth Fund

                     Target Fund







                                                                           PIMCO

                                                                           FUNDS

            PIMCO Funds: Multi-Manager Series
            Prospectus

            November 1, 1998

            PIMCO Funds: Multi-Manager Series (the "Trust") is an open-end se-ries management investment company offering fifteen separate di-versified investment portfolios (each a "Fund") in this Prospec-tus, each with different investment objectives and strategies. The address of PIMCO Funds: Multi-Manager Series is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

            Each Fund (except the Opportunity Fund) offers three classes of shares in this Prospectus: Class A shares (generally sold subject to an initial sales charge), Class B shares (sold subject to a contingent deferred sales charge) and Class C shares (sold subject to an asset based sales charge). The Opportunity Fund does not of-fer Class B shares. Through separate prospectuses, certain Funds may offer up to three additional classes of shares, Class D, In-stitutional Class and Administrative Class shares. See "Alterna-tive Purchase Arrangements."

            This Prospectus concisely describes the information investors should know before investing in Class A, Class B and Class C shares of the Funds. Please read this Prospectus carefully and keep it for further reference.

            Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest, and of investment policies and restrictions applicable to each Fund, are set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the investment returns and net asset value per share of each Fund will vary.

            A Statement of Additional Information, dated November 1, 1998, as amended or supplemented from time to time, is available free of charge by writing to PIMCO Funds Distributors LLC (the "Distribu-tor"), 2187 Atlantic Street, Stamford, Connecticut 06902, or by telephoning 1-800-426-0107. The Statement of Additional Informa-tion, which contains more detailed information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. The Securities and Exchange Commission maintains an Internet World Wide Web site (at www.sec.gov) which contains the Statement of Additional Informa-tion, materials that are incorporated by reference into this Pro-spectus and the Statement of Additional Information, and other in-formation about the Funds.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SE-CURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMIS-SION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.

            SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARAN-TEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORA-TION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



              TABLE OF CONTENTS

PIMCO Funds Overview......................................................  3
Schedule of Fees..........................................................  4
Financial Highlights......................................................  8
Investment Objectives and Policies........................................ 18
Characteristics and Risks of Securities and Investment Techniques......... 26
Performance Information................................................... 38
How to Buy Shares......................................................... 39
Alternative Purchase Arrangements ........................................ 44
Exchange Privilege........................................................ 52
How to Redeem............................................................. 53
Distributor and Distribution and Servicing Plans.......................... 57
How Net Asset Value Is Determined......................................... 60
Distributions............................................................. 60
Taxes..................................................................... 61
Management of the Trust................................................... 62
Description of the Trust.................................................. 68
Mailings to Shareholders.................................................. 69

PIMCO Funds: Multi-Manager Series

                                            November 1, 1998 Prospectus

            PIMCO Funds Overview

            PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser") is the in-vestment adviser of all the Funds. PIMCO Advisors is one of the largest investment management firms in the U.S. As of September 30, 1998, PIMCO Advisors and its subsidiary partnerships had ap-proximately $225.9 billion in assets under management. Each of the Funds also has a sub-adviser (each a "Portfolio Manager") respon-sible for portfolio investment decisions. All of the Funds' Port-folio Managers are affiliates of PIMCO Advisors except for Van Eck Associates Corporation ("Van Eck"), an independent Portfolio Man-ager that advises the Precious Metals Fund. The affiliated Portfo-lio Managers are listed below.

                                                              INVESTMENT SPECIALTY
              ------------------------------------------------------------------------------------------------------
           COLUMBUS CIRCLE INVESTORS ("Columbus Circle")      Stocks, using its "Positive Momentum & Positive
                                                              Surprise" discipline
                                    ------------------------------------------------------------------
           CADENCE CAPITAL MANAGEMENT ("Cadence")             Stocks of growth companies that the Portfolio Manager
                                                              believes are trading at a reasonable price
                                    ------------------------------------------------------------------
           NFJ INVESTMENT GROUP ("NFJ")                       Value stocks that the Portfolio Manager believes are
                                                              undervalued and/or offer above-average dividend yields
                                    ------------------------------------------------------------------
           BLAIRLOGIE CAPITAL MANAGEMENT ("Blairlogie") (/1/) International stocks using Scottish standards of prudent investment management with modern quantitative
                                                              analytical tools
                                    ------------------------------------------------------------------
           PACIFIC INVESTMENT MANAGEMENT COMPANY              All sectors of the bond market using its total return
           ("Pacific Investment Management")                  philosophy--seeking both yield and capital
                                                              appreciation
                                    ------------------------------------------------------------------
           PARAMETRIC PORTFOLIO ASSOCIATES ("Parametric")     Stocks, using quantitatively-driven fundamental
                                                              analysis and economic methods, with a specialty in
                                                              tax-efficient products

                        FUND NAME         INVESTMENT OBJECTIVE     PRIMARY INVESTMENTS (/2/)  PORTFOLIO MANAGER
              --------------------------------------------------------------------------------------------------------
           STOCK &      Balanced          Total return consistent  Common stocks, fixed       Cadence, NFJ and Pacific
           BOND FUNDS                     with prudent investment  income securities and      Investment Management
                                          management               money market instruments
              --------------------------------------------------------------------------------------------------------
           STOCK FUNDS  Equity            Current income as a      Common stocks with below-  NFJ
                        Income            primary objective; long- average price to earnings
                                          term growth of capital   ratios and higher dividend
                                          as a secondary objective yields relative to their
                                                                   industry groups
                       ----------------------------------------------------------------------------------------
                        Value             Long-term growth of      Common stocks with below-  NFJ
                                          capital and income       average price to earnings
                                                                   ratios relative to their
                                                                   industry groups
                       ----------------------------------------------------------------------------------------
                        Renaissance       Long-term growth of      Common stocks with below-  Columbus Circle
                                          capital and income       average valuations that
                                                                   have improving business
                                                                   fundamentals
                       ----------------------------------------------------------------------------------------
                        Tax-Efficient     Maximum after-tax growth A broadly diversified      Parametric
                        Equity            of capital               portfolio of at least 200
                                                                   common stocks of companies
                                                                   with larger
                                                                   market capitalizations
                       ----------------------------------------------------------------------------------------
                        Capital           Growth of capital        Common stocks of companies Cadence
                        Appreciation                               with market
                                                                   capitalizations of at
                                                                   least $1 billion that have
                                                                   improving fundamentals and
                                                                   whose stock is reasonably
                                                                   valued by the market
                       ----------------------------------------------------------------------------------------
                        Growth            Long-term growth of      Common stocks of companies Columbus Circle
                                          capital; income is       with medium to large
                                          incidental               market capitalizations
                       ----------------------------------------------------------------------------------------
                        Value 25          Long-term growth of      Approximately 25 common    NFJ
                                          capital and income       stocks of companies with
                                                                   medium market
                                                                   capitalizations that have
                                                                   below-average price to
                                                                   earnings ratios relative
                                                                   to their industry groups
                       ----------------------------------------------------------------------------------------
                        Mid-Cap           Growth of capital        Common stocks of companies Cadence
                        Growth                                     with market
                                                                   capitalizations in excess
                                                                   of $500 million that have
                                                                   improving fundamentals and
                                                                   whose stock is reasonably
                                                                   valued by the market
                       ----------------------------------------------------------------------------------------
                        Target            Capital appreciation; no Common stocks of companies Columbus Circle
                                          consideration given to   with medium market
                                          income                   capitalizations
              --------------------------------------------------------------------------------------------------------
           AGGRESSIVE   Small-Cap         Long-term growth of      Common stocks of companies NFJ
           STOCK FUNDS  Value             capital and income       with market
                                                                   capitalizations between
                                                                   $50 million and $1 billion
                                                                   and below-average price to
                                                                   earnings ratios relative
                                                                   to their industry groups
                       ----------------------------------------------------------------------------------------
                        Opportunity (/3/) Capital appreciation; no Common stocks of companies Columbus Circle
                                          consideration given to   with market
                                          income                   capitalizations of less
                                                                   than $2 billion
              --------------------------------------------------------------------------------------------------------
           SPECIALIZED  International     Capital appreciation;    Non-U.S. stocks of         Blairlogie (/1/)
           STOCK FUNDS                    income is                companies with small,
                                          incidental               medium and large market
                                                                   capitalizations (developed
                                                                   and emerging markets)
                       ----------------------------------------------------------------------------------------
                        Innovation        Capital appreciation; no Common stocks of companies Columbus Circle
                                          consideration given to   with small, medium and
                                          income                   large market
                                                                   capitalizations
                                                                   (technology-related
                                                                   stocks)
                       ----------------------------------------------------------------------------------------
                        Precious          Capital appreciation; no U.S. and non-U.S. stocks   Van Eck
                        Metals            consideration given to   of companies with medium
                                          income                   and large market
                                                                   capitalizations (precious
                                                                   metals-related stocks)

FUND
PROFILES

            1. On or before March 31, 1999, it is anticipated that PIMCO Advi-sors will sell substantially all of its ownership interest in Blairlogie and assume full portfolio management responsibility for the International Fund. See "Management of the Trust--Portfolio Managers--Blairlogie."

            2. For specific information concerning the market capitalizations of companies in which each Fund may invest and each Fund's invest-ment style, see "Investment Objectives and Policies" in this Pro-spectus.

            3. Except to the extent described under "How to Buy Shares--Re-strictions on Sales of and Exchanges for Shares of the Opportunity Fund," the Opportunity Fund is closed to new investors.

PIMCO Funds: Multi-Manager Series
            Schedule of Fees




                                         CLASS A     CLASS B       CLASS C
                                         SHARES      SHARES(/1/)   SHARES
              ---------------------------------------------------------------
           MAXIMUM INITIAL SALES CHARGE
            IMPOSED ON PURCHASES
            (as a percentage of offering
            price at time of purchase)    5.50%         None        None
              ---------------------------------------------------------------
           MAXIMUM SALES CHARGE IMPOSED
            ON REINVESTED DIVIDENDS
            (as a percentage of net as-
            set value at time of pur-
            chase)                         None         None        None
              ---------------------------------------------------------------
           MAXIMUM CONTINGENT DEFERRED
            SALES CHARGE ("CDSC")
            (as a percentage of original
            purchase price)                  1%(/2/)      5%(/3/)     1%(/4/)
              ---------------------------------------------------------------
           EXCHANGE FEE                    None         None        None

SHAREHOLDER
TRANSACTION
EXPENSES

            1. The Opportunity Fund does not offer Class B shares.
            2. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of pur-chase. See "Alternative Purchase Arrangements" in this Prospectus.
            3. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines ac-cording to the schedule set forth under "Alternative Purchase Ar-rangements -- Deferred Sales Charge Alternative -- Class B Shares" in this Prospectus.
            4. The CDSC on Class C shares is imposed only on shares redeemed in the first year.




                                                                 EXAMPLE: You would pay the        EXAMPLE: You would pay the
                                                                 following expenses on a $1,000    following expenses on a $1,000
                                                                 investment assuming (1) 5%        investment assuming (1) 5%
                                                                 annual return and (2)             annual return and (2) no
   CLASS A          ANNUAL FUND OPERATING EXPENSES               redemption at the end             redemption:
   SHARES           (As a percentage of average net assets):     of each time period:
                                                     TOTAL
                               ADMINI-               FUND
                    ADVISORY   STRATIVE   12B-1      OPERATING   YEAR                              YEAR
   FUND             FEES       FEES(/1/)  FEES(/2/)  EXPENSES    1       3       5        10       1       3       5        10
              -------------------------------------------------------------------------------------------------------
   BALANCED               .45%       .40%       .25%       1.10%     $66     $88     $112     $182     $66     $88     $112     $182
              -------------------------------------------------------------------------------------------------------
   EQUITY INCOME          .45        .40        .25        1.10       66      88      112      182      66      88      112      182
              -------------------------------------------------------------------------------------------------------
   VALUE                  .45        .40        .25        1.10       66      88      112      182      66      88      112      182
              -------------------------------------------------------------------------------------------------------
   RENAISSANCE            .60        .40        .25        1.25       67      92      120      198      67      92      120      198
              -------------------------------------------------------------------------------------------------------
   TAX-EFFICIENT
    EQUITY                .45        .40        .25        1.10       66      88       --       --      66      88       --       --
              -------------------------------------------------------------------------------------------------------
   CAPITAL
    APPRECIATION          .45        .40        .25        1.10       66      88      112      182      66      88      112      182
              -------------------------------------------------------------------------------------------------------
   GROWTH                 .50        .40        .25        1.15       66      90      115      187      66      90      115      187
              -------------------------------------------------------------------------------------------------------
   VALUE 25               .50        .40        .25        1.15       66      90       --       --      66      90       --       --
              -------------------------------------------------------------------------------------------------------
   MID-CAP GROWTH         .45        .40        .25        1.10       66      88      112      182      66      88      112      182
              -------------------------------------------------------------------------------------------------------
   TARGET                 .55        .40        .25        1.20       67      91      117      192      67      91      117      192
              -------------------------------------------------------------------------------------------------------
   SMALL-CAP VALUE        .60        .40        .25        1.25       67      92      120      198      67      92      120      198
              -------------------------------------------------------------------------------------------------------
   OPPORTUNITY            .65        .40        .25        1.30       68      94      122      203      68      94      122      203
              -------------------------------------------------------------------------------------------------------
   INTERNATIONAL          .55        .65        .25        1.45       69      98      130      219      69      98      130      219
              -------------------------------------------------------------------------------------------------------
   INNOVATION             .65        .40        .25        1.30       68      94      122      203      68      94      122      203
              -------------------------------------------------------------------------------------------------------
   PRECIOUS METALS        .60        .45        .25        1.30       68      94      122      203      68      94      122      203

            1. The Administrative Fees for each Fund are subject to reduction to the extent that the average net assets attributable in the ag-gregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion. See "Management of the Trust -- Advisory and Admin-istrative Fees."
            2. 12b-1 fees represent servicing fees which are paid annually to the Distributor and repaid to participating brokers, certain banks and other financial intermediaries. See "Distributor and Distribu-tion and Servicing Plans."

                                            November 1, 1998 Prospectus



                                                                    EXAMPLE: You would pay the
                                                                    following expenses on a $1,000
                                                                    investment assuming (1) 5%
CLASS B               ANNUAL FUND OPERATING EXPENSES                annual return and (2) redemption
SHARES                (As a percentage of average net assets):      at the end of each time period:
                                                        TOTAL
                                 ADMINI-                FUND
                      ADVISORY   STRATIVE   12B-1       OPERATING   YEAR
FUND                  FEES       FEES(/1/)  FEES(/2/)   EXPENSES    1        3       5        10
              ----------------------------------------------------------------------------------------
BALANCED                    .45%       .40%       1.00%       1.85%     $69      $88     $120     $188
              ----------------------------------------------------------------------------------------
EQUITY INCOME               .45        .40        1.00        1.85       69       88      120      188
              ----------------------------------------------------------------------------------------
VALUE                       .45        .40        1.00        1.85       69       88      120      188
              ----------------------------------------------------------------------------------------
RENAISSANCE                 .60        .40        1.00        2.00       70       93      128      204
              ----------------------------------------------------------------------------------------
TAX-EFFICIENT
 EQUITY                     .45        .40        1.00        1.85       69       88       --       --
              ----------------------------------------------------------------------------------------
CAPITAL APPRECIATION        .45        .40        1.00        1.85       69       88      120      188
              ----------------------------------------------------------------------------------------
GROWTH                      .50        .40        1.00        1.90       69       90      123      193
              ----------------------------------------------------------------------------------------
VALUE 25                    .50        .40        1.00        1.90       69       90       --       --
              ----------------------------------------------------------------------------------------
MID-CAP GROWTH              .45        .40        1.00        1.85       69       88      120      188
              ----------------------------------------------------------------------------------------
TARGET                      .55        .40        1.00        1.95       70       91      125      198
              ----------------------------------------------------------------------------------------
SMALL-CAP VALUE             .60        .40        1.00        2.00       70       93      128      204
              ----------------------------------------------------------------------------------------
INTERNATIONAL               .55        .65        1.00        2.20       72       99      138      225
              ----------------------------------------------------------------------------------------
INNOVATION                  .65        .40        1.00        2.05       71       94      130      209
              ----------------------------------------------------------------------------------------
PRECIOUS METALS             .60        .45        1.00        2.05       71       94      130      209
                      EXAMPLE: You would pay the
                      following expenses on a $1,000
                      investment assuming (1) 5%
                      annual return and (2) no
                      redemption:
                      YEAR
FUND                  1       3       5        10
              ----------------------------------------------------------------------------------------
BALANCED                  $19     $58     $100     $188
              ----------------------------------------------------------------------------------------
EQUITY INCOME              19      58      100      188
              ----------------------------------------------------------------------------------------
VALUE                      19      58      100      188
              ----------------------------------------------------------------------------------------
RENAISSANCE                20      63      108      204
              ----------------------------------------------------------------------------------------
TAX-EFFICIENT
 EQUITY                    19      58       --       --
              ----------------------------------------------------------------------------------------
CAPITAL APPRECIATION       19      58      100      188
              ----------------------------------------------------------------------------------------
GROWTH                     19      60      103      193
              ----------------------------------------------------------------------------------------
VALUE 25                   19      60       --       --
              ----------------------------------------------------------------------------------------
MID-CAP GROWTH             19      58      100      188
              ----------------------------------------------------------------------------------------
TARGET                     20      61      105      198
              ----------------------------------------------------------------------------------------
SMALL-CAP VALUE            20      63      108      204
              ----------------------------------------------------------------------------------------
INTERNATIONAL              22      69      118      225
              ----------------------------------------------------------------------------------------
INNOVATION                 21      64      110      209
              ----------------------------------------------------------------------------------------
PRECIOUS METALS            21      64      110      209


            1. The Administrative Fees for each Fund are subject to reduction to the extent that the average net assets attributable in the ag-gregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion. See "Management of the Trust--Advisory and Adminis-trative Fees."
            2. 12b-1 fees which are equal to .25% represent servicing fees which are paid annually to the Distributor and repaid to partici-pating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans."

PIMCO Funds: Multi-Manager Series



                                                                 EXAMPLE: You would pay the
                                                                 following expenses on a $1,000
                                                                 investment assuming (1) 5%
CLASS C               ANNUAL FUND OPERATING EXPENSES             annual return and (2) redemption
SHARES                (As a percentage of average net assets):   at the end of each time period:
                                                      TOTAL
                                ADMINI-               FUND
                      ADVISORY  STRATIVE   12B-1      OPERATING  YEAR
FUND                  FEES      FEES(/1/)  FEES(/2/)  EXPENSES   1        3       5        10
              -------------------------------------------------------------------------------------
BALANCED              .45%      .40%       1.00%      1.85%          $29      $58     $100     $217
              -------------------------------------------------------------------------------------
EQUITY INCOME         .45       .40        1.00       1.85            29       58      100      217
              -------------------------------------------------------------------------------------
VALUE                 .45       .40        1.00       1.85            29       58      100      217
              -------------------------------------------------------------------------------------
RENAISSANCE           .60       .40        1.00       2.00            30       63      108      233
              -------------------------------------------------------------------------------------
TAX-EFFICIENT
 EQUITY               .45       .40        1.00       1.85            29       58       --       --
              -------------------------------------------------------------------------------------
CAPITAL APPRECIATION  .45       .40        1.00       1.85            29       58      100      217
              -------------------------------------------------------------------------------------
GROWTH                .50       .40        1.00       1.90            29       60      103      222
              -------------------------------------------------------------------------------------
VALUE 25              .50       .40        1.00       1.90            29       60       --       --
              -------------------------------------------------------------------------------------
MID-CAP GROWTH        .45       .40        1.00       1.85            29       58      100      217
              -------------------------------------------------------------------------------------
TARGET                .55       .40        1.00       1.95            30       61      105      227
              -------------------------------------------------------------------------------------
SMALL-CAP VALUE       .60       .40        1.00       2.00            30       63      108      233
              -------------------------------------------------------------------------------------
OPPORTUNITY           .65       .40        1.00       2.05            31       64      110      238
              -------------------------------------------------------------------------------------
INTERNATIONAL         .55       .65        1.00       2.20            32       69      118      253
              -------------------------------------------------------------------------------------
INNOVATION            .65       .40        1.00       2.05            31       64      110      238
              -------------------------------------------------------------------------------------
PRECIOUS METALS       .60       .45        1.00       2.05            31       64      110      238
                      EXAMPLE: You would pay the
                      following expenses on a $1,000
                      investment assuming (1) 5%
                      annual return and (2) no
                      redemption:
                      YEAR
FUND                  1       3       5        10
              -------------------------------------------------------------------------------------
BALANCED                  $19     $58     $100     $217
              -------------------------------------------------------------------------------------
EQUITY INCOME              19      58      100      217
              -------------------------------------------------------------------------------------
VALUE                      19      58      100      217
              -------------------------------------------------------------------------------------
RENAISSANCE                20      63      108      233
              -------------------------------------------------------------------------------------
TAX-EFFICIENT
 EQUITY                    19      58       --       --
              -------------------------------------------------------------------------------------
CAPITAL APPRECIATION       19      58      100      217
              -------------------------------------------------------------------------------------
GROWTH                     19      60      103      222
              -------------------------------------------------------------------------------------
VALUE 25                   19      60       --       --
              -------------------------------------------------------------------------------------
MID-CAP GROWTH             19      58      100      217
              -------------------------------------------------------------------------------------
TARGET                     20      61      105      227
              -------------------------------------------------------------------------------------
SMALL-CAP VALUE            20      63      108      233
              -------------------------------------------------------------------------------------
OPPORTUNITY                21      64      110      238
              -------------------------------------------------------------------------------------
INTERNATIONAL              22      69      118      253
              -------------------------------------------------------------------------------------
INNOVATION                 21      64      110      238
              -------------------------------------------------------------------------------------
PRECIOUS METALS            21      64      110      238

            1. The Administrative Fees for each Fund are subject to reduction to the extent that the average net assets attributable in the ag-gregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion. See "Management of the Trust--Advisory and Adminis-trative Fees."
            2. 12b-1 fees which are equal to .25% represent servicing fees which are paid annually to the Distributor and repaid to partici-pating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans."

            The purpose of the foregoing tables is to assist investors in un-derstanding the various costs and expenses of the Trust that are borne directly or indirectly by Class A, Class B and Class C shareholders of the Funds. The information is based upon each Fund's current fees and expenses. The Examples for Class A shares assume payment of the current maximum applicable sales load. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder of the Trust may, depend-ing on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permit-ted by relevant rules of the National Association of Securities Dealers, Inc.

            NOTE: THE FIGURES SHOWN IN THE EXAMPLES ARE ENTIRELY HYPOTHETICAL. THEY ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EX-PENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.

                                            November 1, 1998 Prospectus



                      (This page left blank intentionally)

PIMCO Funds: Multi-Manager Series
Financial Highlights

The financial highlights set forth on the following pages present certain in-formation and ratios as well as performance information for the Funds that were operational during the periods listed. Certain information provided below is included in the June 30, 1998 PIMCO Funds Annual Report (relating to Class A, B and C shares) and has been audited by PricewaterhouseCoopers LLP, inde-pendent accountants, whose report thereon is also included in such Annual Re-port. The Annual Report is incorporated by reference in the Statement of Addi-tional Information and may be obtained without charge from the Distributor. Financial Statements and related notes are also incorporated by reference in the Statement of Additional Information.

Selected Per Share Data                                 NET REALIZED/                  DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS
for the Period Ended:    NET ASSET VALUE NET            UNREALIZED     TOTAL INCOME    FROM NET   EXCESS OF NET FROM NET
                         BEGINNING       INVESTMENT     GAIN (LOSS) ON FROM INVESTMENT INVESTMENT INVESTMENT    REALIZED CAPITAL
                         OF PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS      INCOME     INCOME        GAINS
                         --------------- -------------  -------------- --------------- ---------- ------------- ----------------
BALANCED FUND
 Class A
 06/30/98                   $  11.40        $ 0.29 (a)      $ 1.81 (a)    $   2.10      $ (0.30)    $   0.00        $  (1.09)
 01/20/97-
  06/30/97                     10.77          0.21            0.58            0.79        (0.16)        0.00            0.00
 Class B
 06/30/98                      11.39          0.20 (a)        1.82 (a)        2.02        (0.25)        0.00           (1.09)
 01/20/97-
  06/30/97                     10.77          0.19            0.58            0.77        (0.15)        0.00            0.00
 Class C
 06/30/98                      11.39          0.20 (a)        1.82 (a)        2.02        (0.25)        0.00           (1.09)
 01/20/97-
  06/30/97                     10.77          0.18            0.58            0.76        (0.14)        0.00            0.00
EQUITY INCOME
 FUND
 Class A
 06/30/98                   $  15.39        $ 0.39 (a)      $ 2.73 (a)    $   3.12      $ (0.38)    $   0.00        $  (2.09)
 01/20/97-
  06/30/97                     13.94          0.15            1.48            1.63        (0.18)        0.00            0.00
 Class B
 06/30/98                      15.37          0.26 (a)        2.73 (a)        2.99        (0.28)        0.00           (2.09)
 01/20/97-
  06/30/97                     13.94          0.11            1.48            1.59        (0.16)        0.00            0.00
 Class C
 06/30/98                      15.37          0.26 (a)        2.74 (a)        3.00        (0.27)        0.00           (2.09)
 01/20/97-
  06/30/97                     13.94          0.11            1.48            1.59        (0.16)        0.00            0.00
VALUE FUND
 Class A
 06/30/98                   $  14.80        $ 0.19 (a)      $ 2.46 (a)    $   2.65      $ (0.18)    $   0.00        $  (1.63)
 01/13/97-
  06/30/97                     13.17          0.47            1.26            1.73        (0.10)        0.00            0.00
 Class B
 06/30/98                      14.80          0.07 (a)        2.46 (a)        2.53        (0.07)        0.00           (1.63)
 01/13/97-
  06/30/97                     13.16          0.44            1.26            1.70        (0.06)        0.00            0.00
 Class C
 06/30/98                      14.80          0.07 (a)        2.46 (a)        2.53        (0.07)        0.00           (1.63)
 01/13/97-
  06/30/97                     13.15          0.43            1.28            1.71        (0.06)        0.00            0.00
RENAISSANCE
 FUND (I)
 Class A
 06/30/98                   $  17.73        $ 0.07 (a)      $ 4.91 (a)    $   4.98      $ (0.08)    $   0.00        $  (3.53)
 10/01/96-
  06/30/97                     16.08          0.12 (a)        3.90 (a)        4.02        (0.12)        0.00           (2.25)
 09/30/96                      14.14          0.23            2.79            3.02        (0.23)       (0.07)          (0.78)
 09/30/95                      12.50          0.36            1.61            1.97        (0.33)        0.00            0.00
 09/30/94                      12.88          0.34           (0.17)           0.17        (0.33)        0.00           (0.22)
 09/30/93                      10.57          0.33            2.30            2.63        (0.32)        0.00            0.00
 09/30/92                       9.92          0.34            0.71            1.05        (0.40)        0.00            0.00
 02/1/91-
  09/30/91                      8.38          0.28            1.54            1.82        (0.28)        0.00            0.00
 Class B
 06/30/98                      17.77         (0.07)(a)        4.91 (a)        4.84        (0.02)        0.00           (3.53)
 10/01/96-
  06/30/97                     16.12          0.03 (a)        3.92 (a)        3.95        (0.05)        0.00           (2.25)
 09/30/96                      14.13          0.09            2.83            2.92        (0.11)       (0.04)          (0.78)
 05/22/95-
  09/30/95                     12.55          0.11            1.55            1.66        (0.08)        0.00            0.00
Selected Per Share Data  DISTRIBUTIONS
for the Period Ended:    IN EXCESS OF
                         NET REALIZED
                         CAPITAL GAINS
                         -------------
BALANCED FUND
 Class A
 06/30/98                  $   0.00
 01/20/97-
  06/30/97                     0.00
 Class B
 06/30/98                      0.00
 01/20/97-
  06/30/97                     0.00
 Class C
 06/30/98                      0.00
 01/20/97-
  06/30/97                     0.00
EQUITY INCOME
 FUND
 Class A
 06/30/98                  $   0.00
 01/20/97-
  06/30/97                     0.00
 Class B
 06/30/98                      0.00
 01/20/97-
  06/30/97                     0.00
 Class C
 06/30/98                      0.00
 01/20/97-
  06/30/97                     0.00
VALUE FUND
 Class A
 06/30/98                  $   0.00
 01/13/97-
  06/30/97                     0.00
 Class B
 06/30/98                      0.00
 01/13/97-
  06/30/97                     0.00
 Class C
 06/30/98                      0.00
 01/13/97-
  06/30/97                     0.00
RENAISSANCE
 FUND (I)
 Class A
 06/30/98                  $   0.00
 10/01/96-
  06/30/97                     0.00
 09/30/96                      0.00
 09/30/95                      0.00
 09/30/94                      0.00
 09/30/93                      0.00
 09/30/92                      0.00
 02/1/91-
  09/30/91                     0.00
 Class B
 06/30/98                      0.00
 10/01/96-
  06/30/97                     0.00
 09/30/96                      0.00
 05/22/95-
  09/30/95                     0.00

*Annualized

 (a)Per share amounts based upon average number of shares outstanding during the period.
 (i) Formerly, the PIMCO Advisors Equity Income Fund. The information provided reflects results of operations under the Fund's former investment objective and policies through January 31, 1992; such results would not necessarily have been achieved had the Fund's current objective and policies then been in effect.

                                                November 1, 1998 Prospectus

The information provided for each of the Renaissance, Growth, Target, Opportu-nity, International, Innovation and Precious Metals Funds reflects the opera-tional history of a corresponding series of PIMCO Advisors Funds which reorga-nized as a series of the Trust on January 17, 1997. In connection with the re-organizations, these Funds changed their fiscal year ends from September 30 to June 30. The expense ratios provided for these Funds reflect fee arrangements of PIMCO Advisors Funds in effect prior to January 17, 1997 which differ from the current fee arrangements of the Trust.

                                                                                              RATIO OF NET
                                                                                  RATIO OF    INVESTMENT
DISTRIBUTIONS  TAX BASIS               NET ASSET                                  EXPENSES TO INCOME (LOSS) TO
FROM           RETURN OF TOTAL         VALUE END OF              NET ASSETS END   AVERAGE NET AVERAGE NET      PORTFOLIO
EQUALIZATION   CAPITAL   DISTRIBUTIONS PERIOD       TOTAL RETURN OF PERIOD (000S) ASSETS      ASSETS           TURNOVER RATE
-------------  --------- ------------- ------------ ------------ ---------------- ----------- ---------------- -------------


  $   0.00     $   0.00    $  (1.39)     $  12.11       19.40%       $  9,586         1.12%          2.47%            186%
      0.00         0.00       (0.16)        11.40        7.42             366         1.15*          3.01*            199

      0.00         0.00       (1.34)        12.07       18.59           8,977         1.86           1.71             186
      0.00         0.00       (0.15)        11.39        7.15           1,124         1.90*          2.28*            199

      0.00         0.00       (1.34)        12.07       18.59           8,469         1.86           1.71             186
      0.00         0.00       (0.14)        11.39        7.12             921         1.90*          2.26*            199


  $   0.00     $   0.00    $  (2.47)     $  16.04       21.35%       $ 12,954         1.11%          2.39%             45%
      0.00         0.00       (0.18)        15.39       11.77           1,756         1.13*          2.85*             45

      0.00         0.00       (2.37)        15.99       20.47          15,178         1.85           1.63              45
      0.00         0.00       (0.16)        15.37       11.45           2,561         1.87*          2.11*             45

      0.00         0.00       (2.36)        16.01       20.51          23,122         1.85           1.60              45
      0.00         0.00       (0.16)        15.37       11.42           6,624         1.87*          2.15*             45


  $   0.00     $   0.00    $  (1.81)     $  15.64       18.86%       $ 21,742         1.11%          1.19%             77%
      0.00         0.00       (0.10)        14.80       13.19          15,648         1.11*          1.71*             71

      0.00         0.00       (1.70)        15.63       17.98          35,716         1.86           0.45              77
      0.00         0.00       (0.06)        14.80       12.93          25,433         1.86*          0.96*             71

      0.00         0.00       (1.70)        15.63       17.98          88,235         1.86           0.45              77
      0.00         0.00       (0.06)        14.80       13.02          64,110         1.86*          0.97*             71


  $   0.00     $   0.00    $  (3.61)     $  19.10       30.98%       $ 85,562         1.26%          0.35%            192%
      0.00         0.00       (2.37)        17.73       27.53          33,606         1.23*          0.95*            131
      0.00         0.00       (1.08)        16.08       22.37          20,631         1.25           1.60             203
      0.00         0.00       (0.33)        14.14       16.10          12,933         1.30           2.90             177
      0.00         0.00       (0.55)        12.50        1.40          14,942         1.30           2.70             175
      0.00         0.00       (0.32)        12.88       25.30           6,328         1.30           2.90             168
      0.00         0.00       (0.40)        10.57       10.70           2,593         1.40           3.30             149
      0.00         0.00       (0.28)         9.92       34.80              15         1.60*          4.40*            143

      0.00         0.00       (3.55)        19.06       29.99         100,688         2.01          (0.39)            192
      0.00         0.00       (2.30)        17.77       26.88          37,253         1.97*          0.20*            131
      0.00         0.00       (0.93)        16.12       21.54          15,693         2.00           0.85             203
      0.00         0.00       (0.08)        14.13       13.30           1,760         2.10*          2.20*            177


PIMCO Funds: Multi-Manager Series
Financial Highlights (continued)


Selected Per Share Data                                 NET REALIZED/                  DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS
for the Period Ended:    NET ASSET VALUE NET            UNREALIZED     TOTAL INCOME    FROM NET   EXCESS OF NET FROM NET
                         BEGINNING       INVESTMENT     GAIN (LOSS) ON FROM INVESTMENT INVESTMENT INVESTMENT    REALIZED CAPITAL
                         OF PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS      INCOME     INCOME        GAINS
                         --------------- -------------  -------------- --------------- ---------- ------------- ----------------
RENAISSANCE FUND
 (CONT.)
 Class C
 06/30/98                   $  17.69        $(0.07)(a)      $ 4.88 (a)    $   4.81      $ (0.01)    $   0.00        $  (3.53)
 10/01/96-
  06/30/97                     16.05          0.03 (a)        3.90 (a)        3.93        (0.04)        0.00           (2.25)
 09/30/96                      14.09          0.12            2.78            2.90        (0.13)       (0.03)          (0.78)
 09/30/95                      12.47          0.27            1.59            1.86        (0.24)        0.00            0.00
 09/30/94                      12.85          0.24           (0.16)           0.08        (0.24)        0.00           (0.22)
 09/30/93                      10.56          0.25            2.29            2.54        (0.25)        0.00            0.00
 09/30/92                       9.91          0.29            0.68            0.97        (0.32)        0.00            0.00
 09/30/91                       8.16          0.36            1.75            2.11        (0.36)        0.00            0.00
 09/30/90                      11.17          0.49           (2.32)          (1.83)       (0.49)        0.00           (0.69)
 09/30/89                      10.05          0.55            1.19            1.74        (0.62)        0.00            0.00
CAPITAL APPRECI-
 ATION FUND
 Class A
 06/30/98                   $  21.16        $ 0.07 (a)      $ 6.55 (a)    $   6.62      $ (0.09)    $   0.00        $  (1.68)
 01/20/97-
  06/30/97                     19.31          0.09            1.76            1.85         0.00         0.00            0.00
 Class B
 06/30/98                      21.10         (0.11)(a)        6.51 (a)        6.40        (0.07)        0.00           (1.68)
 01/20/97-
  06/30/97                     19.31          0.01            1.78            1.79         0.00         0.00            0.00
 Class C
 06/30/98                      21.10         (0.12)(a)        6.53 (a)        6.41        (0.05)        0.00           (1.68)
 01/20/97-
  06/30/97                     19.31          0.02            1.77            1.79         0.00         0.00            0.00
GROWTH FUND
 Class A
 06/30/98                   $  27.03        $(0.08)(a)      $ 9.99 (a)    $   9.91      $  0.00     $   0.00        $  (4.32)
 10/01/96-
  06/30/97                     26.58          0.69            3.27            3.96         0.00         0.00           (3.51)
 09/30/96                      25.73          0.06            3.72            3.78         0.00         0.00           (2.93)
 09/30/95                      22.01          0.12            4.79            4.91         0.00         0.00           (1.19)
 09/30/94                      23.64          0.12            0.12            0.24         0.00         0.00           (1.87)
 09/30/93                      20.76          0.09            3.53            3.62         0.00         0.00           (0.74)
 09/30/92                      20.63          0.14            1.38            1.52        (0.14)        0.00           (1.25)
 10/26/90-
  09/30/91                     16.99          0.21            5.28            5.49        (0.19)        0.00           (1.66)
 Class B
 06/30/98                      25.59         (0.28)(a)        9.35 (a)        9.07         0.00         0.00           (4.32)
 10/01/96-
  06/30/97                     25.46          0.35            3.29            3.64         0.00         0.00           (3.51)
 09/30/96                      24.94         (0.07)           3.52            3.45         0.00         0.00           (2.93)
 05/23/95-
  09/30/95                     22.63         (0.03)           2.34            2.31         0.00         0.00            0.00
 Class C
 06/30/98                      25.58         (0.28)(a)        9.35 (a)        9.07         0.00         0.00           (4.32)
 10/01/96-
  06/30/97                     25.46          0.45            3.18            3.63         0.00         0.00           (3.51)
 09/30/96                      24.94         (0.12)           3.57            3.45         0.00         0.00           (2.93)
 09/30/95                      21.52         (0.04)           4.65            4.61         0.00         0.00           (1.19)
 09/30/94                      23.32         (0.04)           0.11            0.07         0.00         0.00           (1.87)
 09/30/93                      20.64         (0.07)           3.49            3.42         0.00         0.00           (0.74)
 09/30/92                      20.54         (0.01)           1.37            1.36        (0.01)        0.00           (1.25)
 09/30/91                      16.93          0.12            5.32            5.44        (0.17)        0.00           (1.66)
 09/30/90                      19.71          0.19           (1.67)          (1.48)       (0.18)        0.00           (1.12)
 09/30/89                      13.93          0.11            5.77            5.88        (0.10)        0.00            0.00
MID-CAP GROWTH
 FUND
 Class A
 06/30/98                   $  20.24        $ 0.02 (a)      $ 5.11 (a)    $   5.13      $ (0.04)    $   0.00        $  (1.33)
 01/13/97-
  06/30/97                     18.14         (0.04)           2.14            2.10         0.00         0.00            0.00
 Class B
 06/30/98                      20.17         (0.16)(a)        5.09 (a)        4.93         0.00         0.00           (1.33)
 01/13/97-
  06/30/97                     18.14         (0.11)           2.14            2.03         0.00         0.00            0.00
 Class C
 06/30/98                      20.18         (0.16)(a)        5.08 (a)        4.92         0.00         0.00           (1.33)
 01/13/97-
  06/30/97                     18.14         (0.10)           2.14            2.04         0.00         0.00            0.00

Selected Per Share Data  DISTRIBUTIONS
for the Period Ended:    IN EXCESS OF
                         NET REALIZED
                         CAPITAL GAINS
                         -------------
RENAISSANCE FUND
 (CONT.)
 Class C
 06/30/98                  $   0.00
 10/01/96-
  06/30/97                     0.00
 09/30/96                      0.00
 09/30/95                      0.00
 09/30/94                      0.00
 09/30/93                      0.00
 09/30/92                      0.00
 09/30/91                      0.00
 09/30/90                      0.00
 09/30/89                      0.00
CAPITAL APPRECI-
 ATION FUND
 Class A
 06/30/98                  $   0.00
 01/20/97-
  06/30/97                     0.00
 Class B
 06/30/98                      0.00
 01/20/97-
  06/30/97                     0.00
 Class C
 06/30/98                      0.00
 01/20/97-
  06/30/97                     0.00
GROWTH FUND
 Class A
 06/30/98                  $   0.00
 10/01/96-
  06/30/97                     0.00
 09/30/96                      0.00
 09/30/95                      0.00
 09/30/94                      0.00
 09/30/93                      0.00
 09/30/92                      0.00
 10/26/90-
  09/30/91                     0.00
 Class B
 06/30/98                      0.00
 10/01/96-
  06/30/97                     0.00
 09/30/96                      0.00
 05/23/95-
  09/30/95                     0.00
 Class C
 06/30/98                      0.00
 10/01/96-
  06/30/97                     0.00
 09/30/96                      0.00
 09/30/95                      0.00
 09/30/94                      0.00
 09/30/93                      0.00
 09/30/92                      0.00
 09/30/91                      0.00
 09/30/90                      0.00
 09/30/89                      0.00
MID-CAP GROWTH
 FUND
 Class A
 06/30/98                  $   0.00
 01/13/97-
  06/30/97                     0.00
 Class B
 06/30/98                      0.00
 01/13/97-
  06/30/97                     0.00
 Class C
 06/30/98                      0.00
 01/13/97-
  06/30/97                     0.00

*Annualized

 (a)Per share amounts based upon average number of shares outstanding during the period.

                                                November 1, 1998 Prospectus

                                                                                              RATIO OF NET
                                                                                  RATIO OF    INVESTMENT
DISTRIBUTIONS  TAX BASIS               NET ASSET                                  EXPENSES TO INCOME (LOSS) TO
FROM           RETURN OF TOTAL         VALUE END OF              NET ASSETS END   AVERAGE NET AVERAGE NET      PORTFOLIO
EQUALIZATION   CAPITAL   DISTRIBUTIONS PERIOD       TOTAL RETURN OF PERIOD (000S) ASSETS      ASSETS           TURNOVER RATE
-------------  --------- ------------- ------------ ------------ ---------------- ----------- ---------------- -------------

  $   0.00     $   0.00    $  (3.54)     $  18.96       29.98%       $ 469,797        2.01%         (0.37)%           192%
      0.00         0.00       (2.29)        17.69       26.86          313,226        1.97*          0.21*            131
      0.00         0.00       (0.94)        16.05       21.52          230,058        2.00           0.85             203
      0.00         0.00       (0.24)        14.09       15.20          174,316        2.10           2.10             177
      0.00         0.00       (0.46)        12.47        0.70          178,892        2.00           2.00             175
      0.00         0.00       (0.25)        12.85       24.40           94,247        2.10           2.20             168
      0.00         0.00       (0.32)        10.56        9.90           45,101        2.10           2.70             149
      0.00         0.00       (0.36)         9.91       26.50           22,651        2.20           4.20             143
      0.00         0.00       (1.18)         8.16      (18.00)          25,758        2.00           5.10              70
      0.00         0.00       (0.62)        11.17       17.90           45,168        1.90           5.20              85


  $   0.00     $   0.00    $  (1.77)     $  26.01       32.39%       $  72,803        1.10%          0.27%             75%
      0.00         0.00        0.00         21.16        9.58            6,534        1.11*          0.59*             87
      0.00         0.00       (1.75)        25.75       31.39           40,901        1.85          (0.47)             75
      0.00         0.00        0.00         21.10        9.27            3,022        1.85*         (0.26)*            87

      0.00         0.00       (1.73)        25.78       31.40           71,481        1.85          (0.49)             75
      0.00         0.00        0.00         21.10        9.27           13,093        1.86*         (0.23)*            87


  $   0.00     $   0.00    $  (4.32)     $  32.62       41.03%       $ 180,119        1.16%         (0.27)%           123%
      0.00         0.00       (3.51)        27.03       15.93          147,276        1.11*          0.13*             94
      0.00         0.00       (2.93)        26.58       16.11          151,103        1.11           0.24             104
      0.00         0.00       (1.19)        25.73       23.70          134,819        1.10           0.50             111
      0.00         0.00       (1.87)        22.01        1.30          107,269        1.10           0.60             115
      0.00         0.00       (0.74)        23.64       17.70           97,509        1.10           0.40             110
      0.00         0.00       (1.39)        20.76        7.70           71,209        1.10           0.70              92
      0.00         0.00       (1.85)        20.63       38.60           17,064        1.20*          0.90*             95

      0.00         0.00       (4.32)        30.34       39.97           80,719        1.91          (1.02)            123
      0.00         0.00       (3.51)        25.59       15.32           55,626        1.86*         (0.62)*            94
      0.00         0.00       (2.93)        25.46       15.22           37,256        1.86          (0.51)            104
      0.00         0.00        0.00         24.94       10.20            7,671        1.90*         (0.40)*           111

      0.00         0.00       (4.32)        30.33       39.99        1,853,002        1.91          (1.02)            123
      0.00         0.00       (3.51)        25.58       15.27        1,514,432        1.86*         (0.61)*            94
      0.00         0.00       (2.93)        25.46       15.22        1,450,216        1.86          (0.51)            104
      0.00         0.00       (1.19)        24.94       22.80        1,290,152        1.90          (0.20)            111
      0.00         0.00       (1.87)        21.52        0.50        1,085,427        1.90          (0.20)            115
      0.00         0.00       (0.74)        23.32       16.90        1,077,490        1.90          (0.30)            110
      0.00         0.00       (1.26)        20.64        6.90          853,121        1.90          (0.10)             92
      0.00         0.00       (1.83)        20.54       35.10          564,398        1.80           0.60              95
      0.00         0.00       (1.30)        16.93       (8.00)         314,075        1.70           1.00              89
      0.00         0.00       (0.10)        19.71       42.40          373,490        1.70           0.70              83

  $   0.00     $   0.00    $  (1.37)     $  24.00       25.71%       $  57,164        1.11%          0.07%             66%
      0.00         0.00        0.00         20.24       11.58           12,184        1.11*          0.17*             82

      0.00         0.00       (1.33)        23.77       24.76           84,535        1.86          (0.68)             66
      0.00         0.00        0.00         20.17       11.19           28,259        1.85*         (0.58)*            82

      0.00         0.00       (1.33)        23.77       24.70          140,438        1.86          (0.68)             66
      0.00         0.00        0.00         20.18       11.25           53,686        1.86*         (0.58)*            82



PIMCO Funds: Multi-Manager Series
Financial Highlights (continued)



Selected Per Share Data                                 NET REALIZED/                  DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS
for the Period Ended:    NET ASSET VALUE NET            UNREALIZED     TOTAL INCOME    FROM NET   EXCESS OF NET FROM NET
                         BEGINNING       INVESTMENT     GAIN (LOSS) ON FROM INVESTMENT INVESTMENT INVESTMENT    REALIZED CAPITAL
                         OF PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS      INCOME     INCOME        GAINS
                         --------------- -------------  -------------- --------------- ---------- ------------- ----------------
TARGET FUND
 Class A
 06/30/98                   $  16.82        $(0.08)(a)      $ 4.06 (a)    $   3.98      $  0.00     $   0.00        $  (4.45)
 10/01/96-
  06/30/97                     17.11         (0.04)(a)        1.82 (a)        1.78         0.00         0.00           (2.07)
 09/30/96                      16.40         (0.05)           2.54            2.49         0.00         0.00           (1.78)
 09/30/95                      13.13         (0.02)           3.45            3.43         0.00         0.00           (0.16)
 09/30/94                      12.72         (0.04)           0.57            0.53         0.00         0.00           (0.12)
 12/17/92-
  09/30/93                     10.00         (0.02)           2.74            2.72         0.00         0.00            0.00
 Class B
 06/30/98                      16.14         (0.19)(a)        3.84 (a)        3.65         0.00         0.00           (4.45)
 10/01/96-
  06/30/97                     16.58         (0.12)(a)        1.75 (a)        1.63         0.00         0.00           (2.07)
 09/30/96                      16.06         (0.09)           2.39            2.30         0.00         0.00           (1.78)
 05/22/95-
  09/30/95                     13.93         (0.05)           2.18            2.13         0.00         0.00            0.00
 Class C
 06/30/98                      16.13         (0.19)(a)        3.85 (a)        3.66         0.00         0.00           (4.45)
 10/01/96-
  06/30/97                     16.58         (0.12)(a)        1.74 (a)        1.62         0.00         0.00           (2.07)
 09/30/96                      16.05         (0.16)           2.47            2.31         0.00         0.00           (1.78)
 09/30/95                      12.95         (0.12)           3.38            3.26         0.00         0.00           (0.16)
 09/30/94                      12.65         (0.14)           0.56            0.42         0.00         0.00           (0.12)
 12/17/92-
  9/30/93                      10.00         (0.09)           2.74            2.65         0.00         0.00            0.00
SMALL-CAP
 VALUE FUND
 Class A
 06/30/98                   $  15.75        $ 0.23 (a)      $ 2.49 (a)    $   2.72      $ (0.13)    $   0.00        $  (0.76)
 01/20/97-
  06/30/97                     14.02          0.10            1.63            1.73         0.00         0.00            0.00
 Class B
 06/30/98                      15.71          0.09 (a)        2.48 (a)        2.57        (0.09)        0.00           (0.76)
 01/20/97-
  06/30/97                     14.02          0.08            1.61            1.69         0.00         0.00            0.00
 Class C
 06/30/98                      15.71          0.09 (a)        2.49 (a)        2.58        (0.09)        0.00           (0.76)
 01/20/97-
  06/30/97                     14.02          0.08            1.61            1.69         0.00         0.00            0.00
OPPORTUNITY
 FUND
 Class A
 06/30/98                   $  29.35        $(0.27)(a)      $ 4.19 (a)    $   3.92      $  0.00     $   0.00        $  (1.94)
 10/01/96-
  06/30/97                     37.36          0.00           (3.10)          (3.10)        0.00         0.00           (4.91)
 09/30/96                      39.08         (0.11)           6.12            6.01         0.00         0.00           (7.73)
 09/30/95                      28.87         (0.11)          11.19           11.08         0.00         0.00           (0.87)
 09/30/94                      33.43         (0.17)          (2.02)          (2.19)        0.00         0.00           (2.26)
 09/30/93                      19.84         (0.15)          14.00           13.85         0.00         0.00           (0.26)
 09/30/92                      17.95         (0.04)           3.61            3.57         0.00         0.00           (1.68)
 12/17/90-
  09/30/91                     11.78         (0.03)           6.20            6.17         0.00         0.00            0.00
 Class C
 06/30/98                      27.38         (0.46)(a)        3.88 (a)        3.42         0.00         0.00           (1.94)
 10/01/96-
  06/30/97                     35.38         (0.04)          (3.05)          (3.09)        0.00         0.00           (4.91)
 09/30/96                      37.64         (0.35)           5.82            5.47         0.00         0.00           (7.73)
 09/30/95                      28.04         (0.34)          10.81           10.47         0.00         0.00           (0.87)
 09/30/94                      32.77         (0.38)          (1.98)          (2.36)        0.00         0.00           (2.26)
 09/30/93                      19.60         (0.34)          13.77           13.43         0.00         0.00           (0.26)
 09/30/92                      17.87         (0.18)           3.59            3.41         0.00         0.00           (1.68)
 09/30/91                      11.93         (0.11)           6.42            6.31         0.00         0.00           (0.37)
 09/30/90                      15.78         (0.01)          (2.13)          (2.14)        0.00         0.00           (1.71)
 09/30/89                      11.84         (0.03)           3.97            3.94         0.00         0.00            0.00
Selected Per Share Data  DISTRIBUTIONS
for the Period Ended:    IN EXCESS OF
                         NET REALIZED
                         CAPITAL GAINS
                         -------------
TARGET FUND
 Class A
 06/30/98                  $   0.00
 10/01/96-
  06/30/97                     0.00
 09/30/96                      0.00
 09/30/95                      0.00
 09/30/94                      0.00
 12/17/92-
  09/30/93                     0.00
 Class B
 06/30/98                      0.00
 10/01/96-
  06/30/97                     0.00
 09/30/96                      0.00
 05/22/95-
  09/30/95                     0.00
 Class C
 06/30/98                      0.00
 10/01/96-
  06/30/97                     0.00
 09/30/96                      0.00
 09/30/95                      0.00
 09/30/94                      0.00
 12/17/92-
  9/30/93                      0.00
SMALL-CAP
 VALUE FUND
 Class A
 06/30/98                  $   0.00
 01/20/97-
  06/30/97                     0.00
 Class B
 06/30/98                      0.00
 01/20/97-
  06/30/97                     0.00
 Class C
 06/30/98                      0.00
 01/20/97-
  06/30/97                     0.00
OPPORTUNITY
 FUND
 Class A
 06/30/98                  $   0.00
 10/01/96-
  06/30/97                     0.00
 09/30/96                      0.00
 09/30/95                      0.00
 09/30/94                      0.00
 09/30/93                      0.00
 09/30/92                      0.00
 12/17/90-
  09/30/91                     0.00
 Class C
 06/30/98                      0.00
 10/01/96-
  06/30/97                     0.00
 09/30/96                      0.00
 09/30/95                      0.00
 09/30/94                      0.00
 09/30/93                      0.00
 09/30/92                      0.00
 09/30/91                      0.00
 09/30/90                      0.00
 09/30/89                      0.00

*Annualized
 (a) Per share amounts based upon average number of shares outstanding during the period.

                                                November 1, 1998 Prospectus

                                                                                               RATIO OF NET
                                                                                   RATIO OF    INVESTMENT
DISTRIBUTIONS  TAX BASIS                NET ASSET                                  EXPENSES TO INCOME (LOSS) TO
FROM           RETURN OF  TOTAL         VALUE END OF              NET ASSETS END   AVERAGE NET AVERAGE NET      PORTFOLIO
EQUALIZATION   CAPITAL    DISTRIBUTIONS PERIOD       TOTAL RETURN OF PERIOD (000S) ASSETS      ASSETS           TURNOVER RATE
-------------  ---------  ------------- ------------ ------------ ---------------- ----------- ---------------- -------------


  $   0.00     $   0.00     $  (4.45)     $  16.35       27.49 %      $157,277         1.22%         (0.49)%           226%
      0.00         0.00        (2.07)        16.82       11.19         150,689         1.20*         (0.31)*           145
      0.00         0.00        (1.78)        17.11       16.50         156,027         1.18          (0.34)            141
      0.00         0.00        (0.16)        16.40       26.50         121,915         1.20          (0.10)            128
      0.00         0.00        (0.12)        13.13        4.20          90,527         1.20          (0.30)            104
      0.00         0.00         0.00         12.72       27.20          48,787         1.30*         (0.30)*            76

      0.00         0.00        (4.45)        15.34       26.45          76,194         1.96          (1.24)            226
      0.00         0.00        (2.07)        16.14       10.58          67,531         1.94*         (1.05)*           145
      0.00         0.00        (1.78)        16.58       15.58          49,851         1.93          (1.09)            141
      0.00         0.00         0.00         16.06       15.30           7,554         2.00*         (0.90)*           128

      0.00         0.00        (4.45)        15.34       26.53         952,728         1.96          (1.24)            226
      0.00         0.00        (2.07)        16.13       10.52         969,317         1.94*         (1.06)*           145
      0.00         0.00        (1.78)        16.58       15.66         974,948         1.93          (1.09)            141
      0.00         0.00        (0.16)        16.05       25.60         780,355         2.00          (0.90)            128
      0.00         0.00        (0.12)        12.95        3.40         556,043         2.00          (1.10)            104
      0.00         0.00         0.00         12.65       26.50         298,238         2.00*         (1.00)*            76
  $   0.00     $   0.00     $  (0.89)     $  17.58       17.33 %      $ 75,070         1.25%          1.27%             41%
      0.00         0.00         0.00         15.75       12.34           6,563         1.30*          1.94*             48

      0.00         0.00        (0.85)        17.43       16.40         110,833         2.00           0.53              41
      0.00         0.00         0.00         15.71       12.05          11,077         2.04*          1.23*             48

      0.00         0.00        (0.85)        17.44       16.42         130,466         2.00           0.52              41
      0.00         0.00         0.00         15.71       12.05          20,637         2.05*          1.13*             48


  $   0.00     $   0.00     $  (1.94)     $  31.33       13.87 %      $200,935         1.31%         (0.88)%            86%
      0.00         0.00        (4.91)        29.35       (8.87)        213,484         1.25*         (0.12)*            69
      0.00         0.00        (7.73)        37.36       18.35         134,859         1.13          (0.32)             91
      0.00         0.00        (0.87)        39.08       39.70         120,830         1.20          (0.40)            102
      0.00        (0.11)       (2.37)        28.87       (6.70)         95,261         1.10          (0.60)             78
      0.00         0.00        (0.26)        33.43       70.40         106,666         1.20          (0.60)            105
      0.00         0.00        (1.68)        19.84       21.60          22,454         1.30          (0.20)             94
      0.00         0.00         0.00         17.95       70.90           1,623         1.40*         (0.50)*           145

      0.00         0.00        (1.94)        28.86       13.01         500,011         2.06          (1.63)             86
      0.00         0.00        (4.91)        27.38       (9.40)        629,446         1.97*         (0.95)*            69
      0.00         0.00        (7.73)        35.38       17.47         800,250         1.88          (1.07)             91
      0.00         0.00        (0.87)        37.64       38.60         715,191         1.90          (1.10)            102
      0.00        (0.11)       (2.37)        28.04       (7.40)        553,460         1.90          (1.40)             78
      0.00         0.00        (0.26)        32.77       69.10         618,193         2.00          (1.30)            105
      0.00         0.00        (1.68)        19.60       20.80         179,081         2.00          (1.00)             94
      0.00         0.00        (0.37)        17.87       54.40          58,656         2.00          (0.80)            145
      0.00         0.00        (1.71)        11.93      (14.80)         33,472         1.90          (0.10)            106
      0.00         0.00         0.00         15.78       33.30          51,680         1.90          (0.20)            153

PIMCO Funds: Multi-Manager Series
Financial Highlights (continued)

Selected Per Share Data                                 NET REALIZED/                  DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS
for the Period Ended:    NET ASSET VALUE NET            UNREALIZED     TOTAL INCOME    FROM NET   EXCESS OF NET FROM NET
                         BEGINNING       INVESTMENT     GAIN (LOSS) ON FROM INVESTMENT INVESTMENT INVESTMENT    REALIZED CAPITAL
                         OF PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS      INCOME     INCOME        GAINS
                         --------------- -------------  -------------- --------------- ---------- ------------- ----------------
INTERNATIONAL
 FUND (II)
 Class A
 06/30/98                   $  14.26        $ 0.06 (a)      $ 1.13 (a)    $   1.19      $  0.00     $   0.00        $  (0.82)
 10/01/96-
  06/30/97                     13.03          0.29            1.33            1.62         0.00         0.00           (0.39)
 9/30/96                       12.19          0.07            0.77            0.84         0.00         0.00            0.00
 9/30/95                       12.92          0.07           (0.56)          (0.49)        0.00         0.00           (0.24)
 9/30/94                       12.17          0.04            0.94            0.98         0.00         0.00           (0.23)
 9/30/93                       10.04          0.07            2.80            2.87         0.00         0.00           (0.74)
 9/30/92                       10.54          0.05           (0.37)          (0.32)        0.00         0.00           (0.18)
 2/1/91-9/30/91                 9.48          0.02            1.04            1.06         0.00         0.00            0.00
 Class B
 06/30/98                      13.56         (0.05)(a)        1.07 (a)        1.02         0.00         0.00           (0.82)
 10/01/96-
  06/30/97                     12.48          0.16            1.31            1.47         0.00         0.00           (0.39)
 9/30/96                       11.75          0.00 (a)        0.73 (a)        0.73         0.00         0.00            0.00
 5/22/95-
  9/30/95                      11.30          0.00            0.45            0.45         0.00         0.00            0.00
 Class C
 06/30/98                      13.55         (0.06)(a)        1.08 (a)        1.02         0.00         0.00           (0.82)
 10/01/96-
  06/30/97                     12.47          0.18            1.29            1.47         0.00         0.00           (0.39)
 9/30/96                       11.75         (0.05)           0.77            0.72         0.00         0.00            0.00
 9/30/95                       12.56         (0.02)          (0.55)          (0.57)        0.00         0.00           (0.24)
 9/30/94                       11.92         (0.06)           0.93            0.87         0.00         0.00           (0.23)
 9/30/93                        9.92         (0.01)           2.75            2.74         0.00         0.00           (0.74)
 9/30/92                       10.49         (0.06)          (0.33)          (0.39)        0.00         0.00           (0.18)
 9/30/91                       10.04         (0.08)           1.76            1.68         0.00         0.00           (1.23)
 9/30/90                       13.33         (0.10)          (2.02)          (2.12)        0.00         0.00           (1.17)
 9/30/89                       10.07         (0.18)           3.44            3.26         0.00         0.00            0.00
INNOVATION FUND
 Class A
 06/30/98                   $  17.43        $(0.19)(a)      $ 8.21 (a)    $   8.02      $  0.00     $   0.00        $  (0.99)
 10/01/96-
  06/30/97                     17.26          0.07            0.36            0.43         0.00         0.00           (0.26)
 9/30/96                       14.74         (0.07)           2.94            2.87         0.00         0.00           (0.35)
 12/22/94-
  9/30/95                      10.00         (0.06)(b)        4.80            4.74         0.00         0.00            0.00
 Class B
 06/30/98                      17.10         (0.33)(a)        8.00 (a)        7.67         0.00         0.00           (0.99)
 10/01/96-
  06/30/97                     17.04         (0.03)           0.35            0.32         0.00         0.00           (0.26)
 9/30/96                       14.66         (0.11)           2.84            2.73         0.00         0.00           (0.35)
 5/22/95-
  9/30/95                      11.81         (0.08)           2.93            2.85         0.00         0.00            0.00
 Class C
 06/30/98                      17.09         (0.33)(a)        8.00 (a)        7.67         0.00         0.00           (0.99)
 10/01/96-
  06/30/97                     17.04         (0.02)           0.33            0.31         0.00         0.00           (0.26)
 9/30/96                       14.65         (0.15)           2.89            2.74         0.00         0.00           (0.35)
 12/22/94-
  9/30/95                      10.00         (0.13)(b)        4.78            4.65         0.00         0.00            0.00
Selected Per Share Data  DISTRIBUTIONS
for the Period Ended:    IN EXCESS OF
                         NET REALIZED
                         CAPITAL GAINS
                         -------------
INTERNATIONAL
 FUND (II)
 Class A
 06/30/98                  $  (0.30)
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 2/1/91-9/30/91                0.00
 Class B
 06/30/98                     (0.30)
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 5/22/95-
  9/30/95                      0.00
 Class C
 06/30/98                     (0.30)
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 9/30/91                       0.00
 9/30/90                       0.00
 9/30/89                       0.00
INNOVATION FUND
 Class A
 06/30/98                  $  (0.18)
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 12/22/94-
  9/30/95                      0.00
 Class B
 06/30/98                     (0.18)
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 5/22/95-
  9/30/95                      0.00
 Class C
 06/30/98                     (0.18)
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 12/22/94-
  9/30/95                      0.00

*Annualized

 (a) Per share amounts based upon average number of shares outstanding during the period.

 (b) Reflecting voluntary waiver of investment advisory fee of $4,666 (0.00 per share) by the Adviser.
 (ii) The information provided for the International Fund reflects results of operations under the Fund's former investment objective and policies through August 31, 1992; such results would not necessarily have been achieved had the Fund's current objective and policies then been in effect. On November 15, 1994, Blairlogie became the Portfolio Manager of the Fund.

                                                November 1, 1998 Prospectus

                                                                                              RATIO OF NET
                                                                                  RATIO OF    INVESTMENT
DISTRIBUTIONS  TAX BASIS               NET ASSET                                  EXPENSES TO INCOME (LOSS) TO
FROM           RETURN OF TOTAL         VALUE END OF              NET ASSETS END   AVERAGE NET AVERAGE NET      PORTFOLIO
EQUALIZATION   CAPITAL   DISTRIBUTIONS PERIOD       TOTAL RETURN OF PERIOD (000S) ASSETS      ASSETS           TURNOVER RATE
-------------  --------- ------------- ------------ ------------ ---------------- ----------- ---------------- -------------
  $   0.00     $   0.00    $  (1.12)     $  14.33        9.95 %      $ 12,510         1.48%          0.41%             60%
      0.00         0.00       (0.39)        14.26       12.82          18,287         1.51*          0.58*             59
      0.00         0.00        0.00         13.03        6.89          20,056         1.41           0.49             110
      0.00         0.00       (0.24)        12.19       (3.70)         17,951         1.50           0.60             170
      0.00         0.00       (0.23)        12.92        8.20          23,289         1.40           0.30              55
      0.00         0.00       (0.74)        12.17       30.40          11,992         1.40           0.60              68
      0.00         0.00       (0.18)        10.04       (3.10)            471         1.90           0.50             160
      0.00         0.00        0.00         10.54       17.30              22         1.90*          0.70*            107

      0.00         0.00       (1.12)        13.46        9.17           8,956         2.22          (0.37)             60
      0.00         0.00       (0.39)        13.56       12.17           8,676         2.26*          0.18*             59
      0.00         0.00        0.00         12.48        6.21           5,893         2.16          (0.26)            110
      0.00         0.00        0.00         11.75        4.00             503         2.30*         (0.10)*           170
      0.00         0.00       (1.12)        13.45        9.18         132,986         2.22          (0.43)             60
      0.00         0.00       (0.39)        13.55       12.18         168,446         2.25*         (0.25)*            59
      0.00         0.00        0.00         12.47        6.13         203,544         2.16          (0.26)            110
      0.00         0.00       (0.24)        11.75       (4.50)        215,349         2.20          (0.20)            170
      0.00         0.00       (0.23)        12.56        7.40         294,492         2.20          (0.50)             55
      0.00         0.00       (0.74)        11.92       29.40         147,194         2.20          (0.10)             68
      0.00         0.00       (0.18)         9.92       (3.80)         28,299         2.60          (0.60)            160
      0.00         0.00       (1.23)        10.49       18.30          33,594         2.60          (0.20)            107
      0.00         0.00       (1.17)        10.04      (17.40)         36,282         2.30          (0.30)             93
      0.00         0.00        0.00         13.33       32.40          56,150         2.30          (0.70)             84


  $   0.00     $   0.00    $  (1.17)     $  24.28       48.10 %      $ 85,800         1.31%         (0.94)%           100%
      0.00         0.00       (0.26)        17.43        2.41          56,215         1.28*         (0.68)*            80
      0.00         0.00       (0.35)        17.26       19.86          50,067         1.31          (0.61)            123
      0.00         0.00        0.00         14.74       47.40          28,239         1.40*         (0.60)*            86

      0.00         0.00       (1.17)        23.60       46.95          81,130         2.06          (1.69)            100
      0.00         0.00       (0.26)        17.10        1.79          51,472         2.03*         (1.43)*            80
      0.00         0.00       (0.35)        17.04       18.99          33,778         2.06          (1.36)            123
      0.00         0.00        0.00         14.66       24.10           6,509         2.30*         (1.70)*            86
      0.00         0.00       (1.17)        23.59       46.97         219,258         2.06          (1.69)            100
      0.00         0.00       (0.26)        17.09        1.73         162,889         2.03*         (1.43)*            80
      0.00         0.00       (0.35)        17.04       19.08         137,752         2.06          (1.36)            123
      0.00         0.00        0.00         14.65       46.50          63,952         2.20*         (1.40)*            86



PIMCO Funds: Multi-Manager Series
Financial Highlights (continued)

Selected Per Share Data                                 NET REALIZED/                  DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS
for the Period Ended:    NET ASSET VALUE NET            UNREALIZED     TOTAL INCOME    FROM NET   EXCESS OF NET FROM NET
                         BEGINNING       INVESTMENT     GAIN (LOSS) ON FROM INVESTMENT INVESTMENT INVESTMENT    REALIZED CAPITAL
                         OF PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS      INCOME     INCOME        GAINS
                         --------------- -------------  -------------- --------------- ---------- ------------- ----------------
PRECIOUS MET-
 ALS FUND
 (III)
 Class A
 06/30/98                   $   8.83        $ 0.04 (a)      $(3.54)(a)    $  (3.50)     $  0.00     $   0.00        $   0.00
 10/01/96-
  06/30/97                     12.12          0.17           (3.29)          (3.12)        0.00         0.00            0.00
 9/30/96                       12.33          0.03           (0.24)          (0.21)        0.00         0.00            0.00
 9/30/95                       14.14          0.07           (1.88)          (1.81)        0.00         0.00            0.00
 9/30/94                       10.32          0.08            3.74            3.82         0.00         0.00            0.00
 9/30/93                        7.54          0.06            2.72            2.78         0.00         0.00            0.00
 9/30/92                        7.51         (0.01)           0.04            0.03         0.00         0.00            0.00
 2/1/91-
  9/30/91                       7.19         (0.07)           0.39            0.32         0.00         0.00            0.00
 Class B
 06/30/98                       8.42         (0.01)(a)       (3.40)(a)       (3.41)        0.00         0.00            0.00
 10/01/96-
  06/30/97                     11.62          0.00           (3.03)          (3.03)        0.00         0.00            0.00
 9/30/96                       11.90         (0.03)          (0.25)          (0.28)        0.00         0.00            0.00
 6/15/95-
  9/30/95                      11.61         (0.01)           0.30            0.29         0.00         0.00            0.00
 Class C
 06/30/98                       8.43          0.00 (a)       (3.43)(a)       (3.43)        0.00         0.00            0.00
 10/01/96-
  06/30/97                     11.62         (0.03)          (2.99)          (3.02)        0.00         0.00            0.00
 9/30/96                       11.90         (0.07)          (0.21)          (0.28)        0.00         0.00            0.00
 9/30/95                       13.75         (0.02)          (1.83)          (1.85)        0.00         0.00            0.00
 9/30/94                       10.11         (0.02)           3.66            3.64         0.00         0.00            0.00
 9/30/93                        7.44         (0.02)           2.69            2.67         0.00         0.00            0.00
 9/30/92                        7.46         (0.06)           0.04           (0.02)        0.00         0.00            0.00
 9/30/91                        9.40         (0.05)          (1.89)          (1.94)        0.00         0.00            0.00
 9/30/90                        9.86         (0.05)          (0.41)          (0.46)        0.00         0.00            0.00
 10/10/88-
  9/30/89                      10.00         (0.05)          (0.08)          (0.13)       (0.01)        0.00            0.00
Selected Per Share Data  DISTRIBUTIONS
for the Period Ended:    IN EXCESS OF
                         NET REALIZED
                         CAPITAL GAINS
                         -------------
PRECIOUS MET-
 ALS FUND
 (III)
 Class A
 06/30/98                  $   0.00
 10/01/96-
  06/30/97                    (0.17)
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 2/1/91-
  9/30/91                      0.00
 Class B
 06/30/98                      0.00
 10/01/96-
  06/30/97                    (0.17)
 9/30/96                       0.00
 6/15/95-
  9/30/95                      0.00
 Class C
 06/30/98                      0.00
 10/01/96-
  06/30/97                    (0.17)
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 9/30/91                       0.00
 9/30/90                       0.00
 10/10/88-
  9/30/89                      0.00

*Annualized

 (a) Per share amounts based upon average number of shares outstanding during the period.

 (b) Ratio of expenses to average net assets excluding overdraft expense is 1.26%.

 (c) Ratio of expenses to average net assets excluding overdraft expense is 2.06%.

 (d) Ratio of expenses to average net assets excluding overdraft expense is 2.06%.
 (iii) The information provided for the Precious Metals Fund reflects results of operations under the Fund's former investment objective and policies through November 14, 1994; such results would not necessarily have been achieved had the Fund's current objective and policies then been in effect.

                                                November 1, 1998 Prospectus

                                                                                                RATIO OF NET
                                                                                  RATIO OF      INVESTMENT
DISTRIBUTIONS  TAX BASIS               NET ASSET                                  EXPENSES TO   INCOME TO
FROM           RETURN OF TOTAL         VALUE END OF              NET ASSETS END   AVERAGE NET   AVERAGE NET  PORTFOLIO
EQUALIZATION   CAPITAL   DISTRIBUTIONS PERIOD       TOTAL RETURN OF PERIOD (000S) ASSETS        ASSETS       TURNOVER RATE
-------------  --------- ------------- ------------ ------------ ---------------- -----------   ------------ -------------

  $   0.00     $   0.00    $   0.00      $   5.33      (39.64)%      $  4,709         1.31%(b)       0.70%           56%
      0.00         0.00       (0.17)         8.83      (26.05)          4,016         1.37*          0.33*           46
      0.00         0.00        0.00         12.12       (1.70)          6,245         1.32           0.19            35
      0.00         0.00        0.00         12.33      (12.80)          7,670         1.40           0.60             9
      0.00         0.00        0.00         14.14       37.00          11,229         1.30           0.60            11
      0.00         0.00        0.00         10.32       36.90           3,425         1.40           0.60            10
      0.00         0.00        0.00          7.54        0.40             668         1.90          (0.10)           30
      0.00         0.00        0.00          7.51        6.80             514         2.10*         (1.40)*          19

      0.00         0.00        0.00          5.01      (40.50)          3,889         2.11(c)       (0.07)           56
      0.00         0.00       (0.17)         8.42      (26.40)          4,248         2.13*         (0.33)*          46
      0.00         0.00        0.00         11.62       (2.35)          2,218         2.07          (0.56)           35
      0.00         0.00        0.00         11.90        2.50             251         2.20*         (0.20)*           9
      0.00         0.00        0.00          5.00      (40.69)         16,943         2.11(d)       (0.07)           56
      0.00         0.00       (0.17)         8.43      (26.31)         25,113         2.15*         (0.41)*          46
      0.00         0.00        0.00         11.62       (2.35)         37,609         2.07          (0.56)           35
      0.00         0.00        0.00         11.90      (13.50)         42,341         2.20          (0.20)            9
      0.00         0.00        0.00         13.75       36.00          62,825         2.10          (0.20)           11
      0.00         0.00        0.00         10.11       35.90          23,884         2.20          (0.20)           10
      0.00         0.00        0.00          7.44       (0.30)          6,633         2.60          (0.80)           30
      0.00         0.00        0.00          7.46      (20.60)          6,995         2.40          (0.80)           19
      0.00         0.00        0.00          9.40       (4.70)          9,918         2.40          (0.80)           23
      0.00         0.00       (0.01)         9.86       (1.30)          6,630         2.50          (0.60)            9


               Investment Objectives and Policies


               The investment objective and general investment policies of each Fund are described below. There can be no assurance that the in-vestment objective of any Fund will be achieved. Because the mar-ket value of each Fund's investments will change, the net asset value per share of each Fund will also vary. Specific portfolio securities eligible for purchase by the Funds, investment tech-niques that may be used by the Funds, and the risks associated with these securities and techniques are described more fully un-der "Characteristics and Risks of Securities and Investment Tech-niques" in this Prospectus and "Investment Objectives and Poli-cies" in the Statement of Additional Information. For information on other investment policies of the Equity Income, Value, Renais-sance, Tax-Efficient Equity, Capital Appreciation, Growth, Value 25, Mid-Cap Growth, Target, Small-Cap Value, Opportunity, International, Innovation and Precious Metals Funds (together, the "Stock Funds"), see "Investment Objectives and Policies-- Stock Funds" be-low. This information is also relevant to an investment in the Balanced Fund because the Common Stock Segment (as described be-low) of that Fund is managed in accordance with the investment policies of the Value and Capital Appreciation Funds. For informa-tion regarding the average portfolio duration of the Fixed Income Securities Segment (as described below) of the Balanced Fund, see "Balanced Fund--Duration" below.


FUND
DESCRIPTIONS   BALANCED FUND seeks total return consistent with prudent invest-
               ment management. The Fund attempts to achieve this objective through a management policy of investing in the following asset classes: common stock, fixed income securities, and money market instruments. The proportion of the Fund's total assets allocated among common stocks, fixed income securities, and money market instruments will vary from time to time and will be determined by the Adviser. In determining the allocation of the Fund's assets among the three asset classes, the Adviser will employ asset allocation principles which take into account certain economic factors, market conditions, and the expected relative total return and risk of the various asset classes. Under normal circumstances, it is anticipated that the Fund will generally maintain a balance among the types of securities in which it invests. Thus, the Fund will normally maintain 40% to 65% of its assets in common stock, at least 25% of its assets in fixed income securities, and less than 10% of its assets in money market instruments. However, in no event would the Fund invest in any common stock if, at the time of investment, more than 80% of the Fund's assets would be invested in common stock; in no event would the Fund invest in a fixed in-come security (other than a short-term instrument) if, at the time of investment, more than 80% of the Fund's assets would be in-vested in fixed income securities; nor would the Fund invest in a money market instrument if, at the time of investment, more than 60% of its assets would be invested in money market instruments.

                  In managing the Fund, the Adviser uses a specialist approach and has engaged three of the Trust's Portfolio Managers to manage certain portions of the Fund's assets. The portion of the assets of the Fund allocated by the Adviser for investment in common stock (the "Common Stock Segment") will be further allocated by the Adviser for investment by NFJ and Cadence. The portion of the Common Stock Segment allocated to NFJ will be managed in accor-dance with the investment policies of the Value Fund; the portion allocated to Cadence will be managed in accordance with the in-vestment policies of the Capital Appreciation Fund. Allocations of the Common Stock Segment to NFJ and Cadence will vary from time to time as determined by the Adviser.

                  The portion of the assets of the Fund allocated by the Adviser for investment in fixed income securities (the "Fixed Income Securities Segment") will be managed by Pacific Investment Management. The Fund may invest the Fixed Income Securities Segment in the following types of securities: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-related and other asset-backed securi-ties; inflation-indexed bonds issued by both governments and cor-porations; structured notes, including hybrid or "indexed" securi-ties, catastrophe bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of depos-it, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of for-eign governments or their subdivisions, agencies and instrumental-ities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable, or floating rates of interest.

PIMCO Funds: Multi-Manager Series

                                            November 1, 1998 Prospectus
               The Fund invests the Fixed Income Securities Segment in fixed income securities of varying maturities. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) that Pacific Investment Management be-lieves to be relatively undervalued. Fixed income securities in which the Fund may invest will, at the time of investment, be rated Baa or better by Moody's Investors Service, Inc. ("Moody's"), BBB or better by Standard & Poor's Ratings Services ("S&P") or, if not rated by Moody's or S&P, will be of comparable quality as determined by Pacific Investment Management, except that up to 10% of the Fixed Income Securities Segment may be in-vested in lower rated securities that are rated B or higher by Moody's or S&P or, if not rated by Moody's or S&P, determined by Pacific Investment Management to be of comparable quality. High yield fixed income securities rated lower than Baa by Moody's or BBB by S&P, or of equivalent quality, are not considered to be in-vestment grade, and are commonly referred to as "junk bonds." Se-curities rated below investment grade and comparable unrated secu-rities are subject to greater risks than higher quality fixed in-come securities. See "Characteristics and Risks of Securities and Investment Techniques--Risks of High Yield Securities ("Junk Bonds")." The Fund also may invest up to 20% of the Fixed Income Securities Segment in securities denominated in foreign curren-cies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Investing in securities denominated in foreign currencies and securities of foreign issuers involves special risks and considerations not typically associated with in-vesting in U.S. securities. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Tech-niques--Foreign Securities."
               Each Portfolio Manager generally invests a portion of its allo-
            cation in liquid securities to facilitate redemptions. In addi-tion, PIMCO Advisors reserves the right to allocate a portion of the Fund's assets (the "Money Market Segment") for investment in money market instruments and reserves the right to manage the in-vestment of such assets. Because of the Fund's flexible investment policy, portfolio turnover may be greater than for a fund that does not allocate assets among various types of securities. See "Characteristics and Risks of Securities and Investment Tech-niques--Portfolio Turnover."
               The Fund may engage in the purchase and writing of put and call options on debt securities and securities indexes and may also purchase or sell interest rate futures contracts, stock index futures contracts, and options thereon. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. With respect to securities of the Fixed Income Securities Segment denominated in foreign currencies, the Fund may engage in foreign currency exchange transactions by means of buying or selling foreign currencies on a spot basis, en-tering into forward foreign currency contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Fund's in-vestment or anticipated investment in securities denominated in foreign currencies and for purposes of increasing exposure to a particular foreign currency or to shift exposure to foreign cur-rency fluctuations from one country to another.

               Duration. Under normal circumstances, the average portfolio du-
            ration of the Fixed Income Securities Segment of the Balanced Fund will vary within a three- to six-year time frame based on the Portfolio Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a fixed income security's "term to matu-rity" has been used as proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturi-ty" measures only the time until a fixed income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration in-corporates a bond's yield, coupon interest payments, final matu-rity and call features into one measure of the average life of a fixed income security on a present value basis. Duration manage-ment is one of the fundamental tools used by the Portfolio Manager for the Fixed Income Securities Segment of the Balanced Fund. For more information on investments in fixed income securities, see "Characteristics and Risks of Securities and Investment Tech-niques" in this Prospectus and "Investment Objectives and Poli-cies" in the Statement of Additional Information.

            EQUITY INCOME FUND seeks current income as a primary investment objective, and long-term growth of capital as a secondary objec-tive. The Fund invests primarily in common stocks characterized by having below-average price to earnings ("P/E") ratios and higher dividend yields relative to their industry groups. In selecting securities, the Portfolio Manager classifies a universe of approx-imately 2,000 stocks by industry, each of which has a minimum mar-ket capitalization of $200 million at the time of investment. The universe is then screened to find the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the highest yields are chosen for the Fund. The universe is then rescreened to find the highest yielding stock in each industry, subject to ap-plication of quality and price momentum screens. From this group, approximately 25 stocks with the lowest P/E ratios are added to the Fund. Although quarterly rebalancing is a general rule, re-placements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio or higher dividend yield than the current Fund holding. The Portfolio Manager for the Equity Income Fund is NFJ.

            VALUE FUND seeks long-term growth of capital and income. The Fund invests primarily in common stocks characterized by having below-average P/E ratios relative to their industry groups. In selecting securities, the Portfolio Manager classifies a universe of approx-imately 2,000 stocks by industry, each of which has a minimum mar-ket capitalization of $200 million at the time of investment. The universe is then screened to find the stocks with the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. The stocks in each industry with the low-est P/E ratios that pass the quality and price momentum screens are then selected for the Fund. The Fund usually invests in ap-proximately 50 stocks. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holdings. The Portfolio Manager for the Value Fund is NFJ.

            RENAISSANCE FUND seeks long-term growth of capital and income. The Fund invests primarily in common stocks having below-average valu-ations whose issuers are experiencing improvements in their busi-ness fundamentals. Relative valuation is determined using a multi-factor approach that examines characteristics such as price to book, price to earnings and price to cash flow ratios. Stocks which pass the valuation screen are further analyzed to identify the key drivers of financial results and catalysts for change which indicate that a company may demonstrate improving fundamen-tals in the future. Stocks which appear likely to exceed consensus expectations are candidates for addition to the Fund's portfolio. Stocks are sold from the Fund's portfolio when the Portfolio Man-ager believes that their ability to exceed investor expectations has diminished or when their valuations have become excessive.
               The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not includ-ing Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and consider-ations not typically associated with investing in U.S. securities. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securi-ties and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Man-ager for the Renaissance Fund is Columbus Circle.


            TAX-EFFICIENT EQUITY FUND seeks maximum after-tax growth of capi-tal. The Fund attempts to provide a total return which exceeds the return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). In addition, the Fund seeks to achieve superior after-tax returns for its shareholders in part by minimizing the taxes they incur in connection with the Fund's investment income and realized capital gains by using the strategies described be-low. Notwithstanding these strategies, the Fund may have taxable investment income and may realize taxable gains from time to time.


               The Fund invests primarily in a broadly diversified portfolio of at least 200 common stocks of companies with larger market cap-italizations. In selecting specific securities, the Portfolio Man-ager uses a proprietary quantitative

PIMCO Funds: Multi-Manager Series

                                            November 1, 1998 Prospectus

            model that ranks companies based on long-term (5-10 years) price appreciation potential through analysis of such factors as growth of sustainable earnings and dividend behavior. Securities in the top 50% of the model's ranking are considered for purchase. The Portfolio Manager's sell discipline incorporates a focus on reduc-ing the realization of capital gains. Each sell candidate is eval-uated based on its cost, current market value, and anticipated benefit of replacement. Securities in the bottom 20% of the mod-el's ranking are considered for sale. The Fund may engage in the purchase and writing of options on securities indexes and may also invest in stock index futures contracts and options thereon.

               The Portfolio Manager utilizes a range of active tax management techniques to minimize taxable distributions, including: low port-folio turnover; emphasis towards low-dividend, growth-oriented companies; tax lot accounting (identification of specific shares of securities being sold that have the lowest tax cost); and regu-lar rebalancing to capture available tax credits. The Fund will generally seek to avoid realizing net short-term capital gains and, when realizing gains, will attempt to realize long-term gains (i.e., gains on securities held for more than 12 months). The Fund intends to notify each shareholder as to that portion of his or her capital gain dividends which qualifies for a long-term tax rate of 20% in the hands of the shareholder. Net short-term capi-tal gains, when distributed, will be taxed as ordinary income, at graduated rates of up to 39.6%. When the Fund decides to sell a particular appreciated security, it will normally select for sale first those share lots with holding periods exceeding 12 months and among those, the share lots with the highest cost basis. The Fund may, when prudent, sell securities to realize capital losses that can be used to offset realized capital gains.

               To protect against price declines in securities holdings with large accumulated capital gains, the Fund may, to the extent per-mitted by law, use hedging techniques such as the purchase of put options, the sale of stock index futures contracts and equity swaps. By using these techniques rather than selling such securi-ties, the Fund can reduce its exposure to price declines in the securities without realizing substantial capital gains. In limited circumstances, the Fund may follow the practice of distributing selected appreciated securities to meet redemptions of certain in-vestors and may, within certain limits, use the selection of secu-rities distributed to meet such redemptions as a management tool. By distributing appreciated securities the Fund can reduce its po-sition in such securities without realizing capital gains. During periods of net withdrawals by investors, using distributions of securities could enable the Fund to avoid the forced sale of secu-rities to raise cash for meeting redemptions.

               It is expected that by employing the various tax-efficient man-
            agement strategies described above, the Fund can minimize the ex-tent to which shareholders incur taxes as a result of realized capital gains. The Fund may nevertheless realize gains and share-holders will incur tax liability from time to time. The Portfolio Manager for the Tax-Efficient Equity Fund is Parametric.

            CAPITAL APPRECIATION FUND seeks growth of capital. The Fund in-vests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of the approximately 1,000 largest market capitalization stocks, all of which are those of companies with market capitalizations of at least $1 billion at the time of in-vestment. The Fund usually invests in approximately 60 to 100 com-mon stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor rela-tive price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Portfolio Manager for the Capital Appre-ciation Fund is Cadence.

            GROWTH FUND seeks long-term growth of capital. Income is an inci-dental consideration. The Fund invests primarily in common stocks of companies with medium to large market capitalizations. The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securi-ties markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of in-vestment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with in-vesting in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Tech-niques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign cur-rency contracts. The Portfolio Manager for the Growth Fund is Co-lumbus Circle.

            VALUE 25 FUND seeks long-term growth of capital and income. The Fund invests primarily in a portfolio of approximately 25 common stocks of companies with medium market capitalizations and below-average P/E ratios relative to their industry groups. In selecting securities, the Portfolio Manager classifies a universe of more than 2,000 stocks by industry, each of which has a minimum market capitalization of $200 million. The universe is then screened to find stocks with the lowest P/E ratios in each industry, subject to application of quality, earnings momentum and price momentum screens. Those stocks which pass the screenings and satisfy the medium-cap size criteria are further analyzed. Fundamental re-search is performed on the companies determined by such process to be the most undervalued. Approximately 25 stocks, diversified across industries, are selected on an equal-weighted basis for the Fund's portfolio. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock has a significantly lower P/E ratio than the current Fund holdings. Be-cause the Fund concentrates on approximately 25 stocks at any one time (and is not as diversified as many stock funds), it is in-tended for aggressive investors seeking above-average capital gains and willing to accept the greater risks associated there-with. The Portfolio Manager for the Value 25 Fund is NFJ.

            MID-CAP GROWTH FUND seeks growth of capital. The Fund invests pri-marily in common stocks of middle capitalization companies that have improving fundamentals (such as growth of earnings and divi-dends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of companies with market capitalizations in excess of $500 million at the time of invest-ment, excluding the 200 companies with the highest market capital-ization. The Fund usually invests in approximately 60 to 100 com-mon stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor rela-tive price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Portfolio Manager for the Mid-Cap Growth Fund is Cadence.

            TARGET FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily in common stocks of compa-nies with medium market capitalizations. The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Tech-niques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign cur-rency contracts. The Portfolio Manager for the Target Fund is Co-lumbus Circle.

            SMALL-CAP VALUE FUND seeks long-term growth of capital and income. The Fund invests primarily in common stocks of companies with mar-ket capitalizations between $50 million and $1 billion at the time of investment. In selecting


PIMCO Funds: Multi-Manager Series
            securities, the Portfolio Manager divides a universe of up to ap-proximately 2,000 stocks into quartiles based upon P/E ratio. The lowest quartile in P/E ratio is screened for market capitaliza-tions between $50 million and $1 billion, subject to application of quality and price momentum screens. Approximately 100 stocks with the lowest P/E ratios are combined in the Fund, subject to limits on the weighting for any one industry. Although quarterly rebalancing is a general rule, replacements are made whenever a holding achieves a higher P/E ratio than the S&P 500's P/E ratio or its industry average P/E ratio, or when an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holding. The Fund is intended for aggressive in-vestors seeking above-average gains and willing to accept the greater risks associated therewith. The Portfolio Manager for the Small-Cap Value Fund is NFJ.

            OPPORTUNITY FUND seeks capital appreciation. No consideration is given to income. Except to the extent described under "How to Buy Shares--Restrictions on Sales of and Exchanges for Shares of the Opportunity Fund," the Fund is closed to new investors. The Fund invests primarily in common stocks of companies with market capi-talizations of less than $2 billion at the time of investment. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated there-with.

               The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not includ-ing Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and consider-ations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securi-ties and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Man-ager for the Opportunity Fund is Columbus Circle.

            INTERNATIONAL FUND seeks capital appreciation through investments in an international portfolio. Income is an incidental considera-tion. Under normal market conditions, at least 65% of the Fund's total assets will be invested in common stocks, which may or may not pay dividends, as well as convertible bonds, convertible pre-ferred stocks, warrants, rights or other equity securities, for a combination of capital appreciation and income. Convertible secu-rities may include securities convertible only by certain classes of investors (which may not include the Fund). The Fund may not invest in convertible securities which are of less than investment grade quality at the time of purchase.

               The Fund will normally invest in securities traded in developed foreign securities markets. Particular consideration is given to investments principally traded in developed North American (other than United States), Japanese, European, Pacific and Australian securities markets, and in securities of foreign issuers traded on U.S. securities markets. The Fund will also invest in emerging markets, where markets may not yet fully reflect the potential of the developing economy. There are no prescribed limits on geo-graphic asset distribution and the Fund has the authority to in-vest in securities traded in securities markets of any country in the world. In allocating the Fund's assets among the various secu-rities markets of any country of the world, the Portfolio Manager will consider such factors as the condition and growth potential of the various economies and securities markets, currency and tax-ation considerations and other pertinent financial, social, na-tional and political factors. Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested, although under normal market circumstances the Fund's investments will include securities prin-cipally traded in at least three different countries. The Fund will not limit its investments to any particular type or size of company.

               The Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management invest-ment companies which invest in foreign markets. The Fund may also purchase and write call and put options on securities, securities indexes, and on foreign currencies; enter into futures contracts and use options on futures contracts, including futures contracts on foreign currencies; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Fund may utilize stock index futures contracts and options thereon for hedging pur-poses and also for investment purposes. For instance, the Fund may invest in stock index futures contracts and

                                                November 1, 1998 Prospectus
            related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Char-acteristics and Risks of Securities and Investment Techniques--De-rivative Instruments--Index Futures."

               The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets. However, when the Portfolio Manager believes that conditions in international securities mar-kets warrant a defensive investment strategy, the Fund may invest up to 100% of its assets in domestic debt, foreign debt and equity securities principally traded in the U.S., including money market instruments, obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities, or corporate bonds and sponsored American De-pository Receipts.

               Investing in the securities of foreign issuers, and particu-
            larly emerging market issuers, involves special risks and consid-erations not typically associated with investing in U.S. compa-nies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securi-ties." Currently, the Portfolio Manager for the International Fund is Blairlogie. On or before March 31, 1999, it is anticipated that PIMCO Advisors will sell substantially all of its ownership inter-est in Blairlogie and assume full portfolio management responsi-bility for the International Fund. See "Management of the Trust-- Portfolio Managers--Blairlogie."


            INNOVATION FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily (i.e., at least 65% of its assets) in common stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry as well as companies that provide and service those tech-nologies. Securities will be selected with minimal emphasis on more traditional factors such as growth potential or value rela-tive to intrinsic worth. Instead, the Fund will be guided by the theory of Positive Momentum & Positive Surprise (see "Management of the Trust--Portfolio Managers--Columbus Circle"), with special emphasis on common stocks of companies whose perceived strength lies in their use of innovative technologies in new products, en-hanced distribution systems and improved management techniques. Although the Fund emphasizes the utilization of technologies, it is not restricted to investment in companies in a particular busi-ness sector or industry.

               The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not includ-ing Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and consider-ations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securi-ties and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Man-ager for the Innovation Fund is Columbus Circle.

            PRECIOUS METALS FUND seeks capital appreciation. No consideration is given to income. The Fund concentrates investments in a global portfolio of common stocks of companies principally engaged in precious metals-related activities, which include companies prin-cipally engaged in the extraction, processing, distribution or marketing of precious metals (the "precious metals industry"). A particular company is deemed to be "principally engaged" in the precious metals industry if at the time of investment the Portfo-lio Manager considers that at least 50% of the company's assets, revenues or profits are derived from the precious metals industry. Normally, at least 65% of the assets of the Fund will be invested in the precious metals industry and in securities the value of which is linked to the price of a precious metal. See "Character-istics and Risks of Securities and Investment Techniques--Precious Metals."

               The Fund will seek to identify securities of companies which, based upon the Portfolio Manager's evaluation of their fundamental investment characteristics, are undervalued in comparison to the present or anticipated value of the precious metals relevant to them. Examples of precious metals include gold, silver and plati-num. To the extent permitted by federal tax law, the Fund may in-vest directly in gold bullion and other precious metals. Although the Fund reserves the right to do so at any time, as of the date of this Prospectus, it does not have the present intention to in-vest directly in any precious metals other than gold.

PIMCO Funds: Multi-Manager Series

               Although the Fund reserves the right to do so at any time, as of the date of this Prospectus, it does not have the present in-tention to invest more than 10% of its assets in either precious metals, such as gold bullion, or in futures on precious metals, such as gold futures, and options thereon, or to invest more than 5% of its assets in securities the value of which is linked to the price of a single precious metal. The Fund may invest up to 100% of its assets in securities of companies whose assets, revenues or profits are derived from a single precious metal.

               The Fund may invest up to 100% of its assets in securities principally traded on foreign securities markets and in securities of foreign issuers that are traded on U.S. securities markets or on foreign securities markets. Investing in the securities of for-eign issuers involves special risks and considerations not typi-cally associated with investing in U.S. companies. For a discus-sion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities, securities indexes, commodity indexes, and on foreign currencies; enter into futures contracts and use options on futures contracts, including futures contracts on stock indexes, foreign currencies, and pre-cious metals; buy or sell foreign currencies; and enter into for-ward foreign currency contracts.

               The Fund, because of its emphasis on one industrial sector, should be considered as one aspect of a diversified portfolio and may not be suitable by itself as a balanced investment program. The Portfolio Manager for the Precious Metals Fund is Van Eck.

STOCK FUNDS
            The Equity Income, Value, Tax-Efficient Equity, Capital Apprecia-tion, Value 25, Mid-Cap Growth and Small-Cap Value Funds will each invest primarily (normally at least 65% of its assets) in common stock. Each of these Funds may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Government securities, high quality debt securities (whose maturity or remaining maturity will not exceed five years), money market obligations, and in cash to provide for payment of the Fund's expenses and to meet redemp-tion requests. It is the policy of these Funds to be as fully in-vested in common stocks as practicable at all times. This policy precludes these Funds from investing in debt securities as a de-fensive investment posture (although these Funds may invest in such securities to provide for payment of expenses and to meet re-demption requests). Accordingly, investors in these Funds bear the risk of general declines in stock prices and the risk that a Fund's exposure to such declines cannot be lessened by investment in debt securities. These Funds may also invest in convertible se-curities, preferred stocks, and warrants, subject to certain limitations.

               The Renaissance, Growth, Target, Opportunity, International,
            Innovation and Precious Metals Funds will each invest primarily (normally at least 65% of its assets) in common stocks, and may also invest in other equity securities, including preferred stocks and securities (including debt securities and warrants) convert-ible into or exercisable for common stocks. Each of these Funds may invest a portion of its assets in debt securities and, for temporary defensive purposes, up to 100% of its assets in short-term U.S. Government securities and other money market instru-ments.

               One or more of the Stock Funds may temporarily not be invested primarily in equity securities immediately following the commence-ment of operations or after receipt of significant new monies. While attempting to identify suitable investments, the Funds may hold assets in cash, short-term U.S. Government securities and other money market instruments. Any of the Stock Funds may tempo-rarily not contain the number of securities in which the Fund nor-mally invests if the Fund does not have sufficient assets to be fully invested, or pending the Portfolio Manager's ability to pru-dently invest new monies.

               The Stock Funds may also lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements (subject to the Funds' investment limitations described below); purchase and sell securities on a when-issued or delayed delivery basis; and enter into forward commitments to purchase securities. Each of the Stock Funds may invest in American Depository Receipts ("ADRs"). In addition, the Renaissance, Growth, Target, Opportuni-ty, International, Innovation and Precious Metals Funds may invest in European Depository Receipts ("EDRs") and Global Depository Re-ceipts ("GDRs"). The Stock Funds that invest primarily in securi-ties of foreign issuers may invest a portion of their assets in debt securities and money market obligations issued by U.S. and foreign issuers that are either U.S. dollar-denominated or denomi-nated in foreign currency. For more information on these and other invest-

                                            November 1, 1998 Prospectus
            ment practices, see "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objec-tives and Policies" in the Statement of Additional Information.


            Characteristics and Risks of
            Securities and Investment Techniques

            The different types of securities and investment techniques used by the individual Funds all have attendant risks of varying de-grees. For example, with respect to common stock, there can be no assurance of capital appreciation, and there is a risk of market decline. With respect to debt securities, including money market instruments, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest or principal payments. Because each Fund seeks a different investment objective and has different investment policies, each is subject to varying degrees of financial, market and credit risks. There-fore, investors should carefully consider the investment objec-tive, investment policies and potential risks of any Fund or Funds before investing.

               The following describes potential risks associated with differ-
            ent types of investment techniques that may be used by the indi-vidual Funds. For more detailed information on these investment techniques, as well as information on the types of securities in which some or all of the Funds may invest, see the Statement of Additional Information.

INVESTMENTS     Certain of the Funds may invest in common stock of companies
IN COMPANIES    with market capitalizations that are small compared to other
WITH SMALL      publicly traded companies. Generally, small market
AND MEDIUM      capitalization is considered to be less than $1.5 billion and
MARKET          large market capitalization is considered to be more than $5
CAPITALIZATIONS billion. Under normal market conditions, the Small-Cap Value
                Fund will invest primarily in companies with market capitalizations of between $50 million and $1 billion, and the Opportunity Fund will invest primarily in companies with market capitalizations of less than $2 billion. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of man-agement and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

                   Many of the Funds may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer's market capitalization is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be regarded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

PIMCO Funds: Multi-Manager Series

FOREIGN     The International Fund may invest directly in foreign equity secu-
SECURITIES  rities; U.S. dollar- or foreign currency-denominated foreign cor-
            porate debt securities; foreign preferred securities; certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks; and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agen-cies and supranational entities. The Precious Metals Fund may in-vest primarily in securities of foreign issuers, securities denom-inated in foreign currencies, securities principally traded on se-curities markets outside of the United States and in securities of foreign issuers that are traded on U.S. securities markets. The
            Balanced Fund may invest up to 20% of its Fixed Income Securities
            Segment in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Renaissance, Growth, Target, Opportunity and
            Innovation Funds may invest up to 15% of their respective assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations), and may invest with-out limit in securities of foreign issuers that are traded in U.S.
            markets.

               All of the Funds may invest in ADRs. In addition, the Renais-
            sance, Growth, Target, Opportunity, International, Innovation and Precious Metals Funds may invest in EDRs and GDRs. ADRs are dol-lar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also trade in public or private markets in other countries.

               Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securi-ties issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expro-priation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign coun-tries. Individual foreign economies may differ favorably or unfa-vorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, re-sources, self-sufficiency, and balance of payments position. The securities markets, values of securities, yields, and risks asso-ciated with securities markets may change independently of each other. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, in-cluding taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domes-tic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securi-ties may include higher custodial fees than apply to domestic cus-todial arrangements and transaction costs of foreign currency con-versions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

               A Fund's investments in foreign currency denominated debt obli-
            gations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to consti-tute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

               Certain of the Funds may invest in the securities of issuers based in countries with developing economies. Investing in devel-oping (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and im-poses risks greater than, or in addition to, risks of investing in foreign, developed countries. A number of emerging market coun-tries restrict, to varying degrees, foreign investment in securi-ties. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registra-tion and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these curren-cies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market coun-tries.

                                            November 1, 1998 Prospectus

            Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a det-rimental effect on a Fund's investment.

               Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, eco-nomic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the secu-rities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market coun-tries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material informa-tion about issuers; the risk that it may be more difficult to ob-tain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securi-ties markets. Also, any change in the leadership or policies of emerging market countries, or the countries that exercise a sig-nificant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

               In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

            SPECIAL RISKS OF INVESTING IN RUSSIAN AND OTHER EASTERN EUROPEAN SECURITIES The International Fund may invest a portion of its as-sets in securities of issuers located in Russia and in other East-ern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of par-ticular note with respect to direct investment in Russian securi-ties is the way in which ownership of shares of companies is nor-mally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not le-gally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share regis-trar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars. Please refer to "Investment Objectives and Policies-Foreign Securities" in the Statement of Additional Information for a more complete description of these and other risks associated with investments in securities of Russian and other Eastern European issuers.

FOREIGN
CURRENCY    Foreign currency exchange rates may fluctuate significantly over
TRANSACTIONSshort periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the rela-tive merits of investments in different countries, actual or per-ceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. For example, significant uncertainty surrounds the pro-posed introduction of the euro (a common currency unit for the Eu-ropean Union) in January 1999 and its effect on the value of secu-rities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be de-valued against the U.S. dollar, resulting in a loss to the Funds.
            For a more complete discussion of foreign currency risks (includ-ing those associated with the euro), please see "Investment Objec-tives and Policies--Foreign Currencies" in the Statement of Addi-tional Information.

PIMCO Funds: Multi-Manager Series

               The Balanced, Renaissance, Growth, Target, Opportunity, Inter-
            national, Innovation and Precious Metals Funds may enter into for-ward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the Bal-anced, International and Precious Metals Funds may buy and sell foreign currency futures contracts and options on foreign curren-cies and foreign currency futures. All of the Funds that may buy or sell foreign currencies may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in for-eign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its ex-posure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell for-eign currency would limit any potential gain which might be real-ized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may elimi-nate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. The International Fund may also enter into hedging contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the International Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund's Portfolio Manager. The International may use one currency (or a basket of currencies) to hedge against ad-verse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by the Adviser or a Portfolio Manager in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts en-tered into for non-hedging purposes.

MONEY       Each of the Funds may invest at least a portion of its assets in
MARKET      the following kinds of money market instruments:
INSTRUMENTS
               (1) short-term U.S. Government securities;

               (2) certificates of deposit, bankers' acceptances and other bank obligations rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Portfolio Manager. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. A Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks ("Yankee dollar obligations") or foreign branches of U.S. banks ("Eurodollar obligations");

               (3) commercial paper rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, deter-mined to be of comparable quality by the Adviser or a Port-folio Manager;

               (4) corporate obligations with a remaining maturity of 397 days or less whose issuers have outstanding short-term debt ob-ligations rated in the highest rating category by at least two NRSROs, or, if rated by only one NRSRO, in such agency's highest grade, or, if unrated, determined to be of comparable quality by the Adviser or a Portfolio Manager; and

               (5) repurchase agreements with domestic commercial banks or reg-
                   istered broker-dealers.

                                            November 1, 1998 Prospectus

MORTGAGE-   All Funds that may purchase debt securities for investment pur-
RELATED AND poses (and in particular, the Balanced Fund) may invest in mort-
OTHER       gage-related securities, and in other asset-backed securities (un-
ASSET-      related to mortgage loans) that are offered to investors currently
BACKED      or in the future. The value of some mortgage-related or asset-
SECURITIES  backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Portfolio Manager to forecast interest rates and other eco-nomic factors correctly.

            MORTGAGE PASS-THROUGH SECURITIES are securities representing in-terests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrow-ers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early re-payment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying prop-erty, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon re-investment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securi-ties, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepay-ment features may not increase as much as other fixed income secu-rities. The rate of prepayments on underlying mortgages will af-fect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective matu-rity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mort-gage-related security, the volatility of such security can be ex-pected to increase.

               Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Govern-ment (in the case of securities guaranteed by the Government Na-tional Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of secu-rities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guaran-tees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental enti-ties, private insurers or the mortgage poolers.

            COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive prin-cipal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agen-cies or instrumentalities will be considered U.S. Government secu-rities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other pri-vately issued securities for purposes of applying a Fund's diver-sification tests.

            COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that re-flect an interest in, and are secured by, mortgage loans on com-mercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstand-ing principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed secu-rities reflect the risks

PIMCO Funds: Multi-Manager Series
            of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

            MORTGAGE-RELATED SECURITIES include securities other than those described above that directly or indirectly represent a participa-tion in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

               A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remain-der of the principal. In the most extreme case, one class will re-ceive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the prin-cipal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (includ-ing prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse ef-fect on a Fund's yield to maturity from these securities. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

CONVERTIBLE Many of the Funds may invest in convertible securities. Convert-SECURITIES ible securities are generally preferred stocks or fixed income se-
            curities that are convertible into common stock at either a stated price or a stated rate. The price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion feature. A con-vertible security will normally also provide a fixed income stream. For this reason, the convertible security may not decline in price as rapidly as the underlying common stock.

               A Fund's Portfolio Manager will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convert-ible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

               The Renaissance Fund may invest in so-called "synthetic con-
            vertible securities," which are composed of two or more different securities whose investment characteristics, taken together, re-semble those of convertible securities. For example, the Renais-sance Fund may purchase a non-convertible debt security and a war-rant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convert-ible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate se-curities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convert-ible security may respond differently to market fluctuations.

RISKS OF
HIGH YIELD The Balanced, Renaissance and Growth Funds may invest a portion of SECURITIES their assets in fixed income securities rated lower than Baa by
("JUNK      Moody's or lower than BBB by S&P but rated at least B by Moody's
BONDS")     or S&P or, if not rated, determined by the Portfolio Manager to be of comparable quality. In addition, the Renaissance Fund may in-vest in convertible securities rated below B by Moody's or S&P
            (or, if unrated, considered by the Portfolio Manager to be of com-parable quality). Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Investors should consider the risks associated with high yield securities before investing in these Funds. Although each of the Renaissance and Growth Funds reserves the right to do so at any time, as of the date of this Prospectus, neither Fund invests nor has the present intention to invest more than 5% of its assets in high yield securities or junk bonds.

                                            November 1, 1998 Prospectus

               Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential oppor-tunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continu-ing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the ex-tent of its investments in high yield securities, depend more heavily on the Portfolio Manager's creditworthiness analysis than would be the case if the Fund were investing in higher quality se-curities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities.


               For additional discussion of the characteristics of lower rated fixed income securities, see the Statement of Additional Informa-tion. Ratings assigned to fixed income securities are described in the Appendix to the Statement of Additional Information.

DERIVATIVE
INSTRUMENTS To the extent permitted by the investment objective and policies of each Fund, a Fund may purchase and write call and put options on securities, securities indexes and foreign currencies, and en-ter into futures contracts and use options on futures contracts as further described below. In pursuit of their investment objec-tives, the Balanced, Renaissance, Tax-Efficient Equity, Growth, Target, Opportunity, International, Innovation and Precious Metals Funds may engage in the purchase and writing of call and put op-tions on securities and securities indexes and enter into futures contracts and options thereon, including securities index futures contracts and options thereon. The Precious Metals Fund may pur-chase and write options on commodities indexes. The Funds that may invest in foreign-currency denominated securities may engage in the purchase and writing of call and put options on foreign cur-rencies. The Balanced and Tax-Efficient Equity Funds may also en-ter into swap agreements with respect to securities indexes. The Balanced Fund may also enter into swap agreements with respect to foreign currencies and interest rates. The Funds may (but are not required to) use these techniques to hedge against changes in in-terest rates, foreign currency exchange rates or securities pric-es; and for the International Fund, to increase exposure to a for-eign currency, to shift exposure to foreign currency fluctuations from one country to another, or as part of its overall investment strategy. Each Fund will segregate assets determined to be liquid by the Adviser or a Portfolio Manager in accordance with proce-dures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to limit leveraging of the Fund.

               Derivative instruments are considered for these purposes to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. See "Mort-gage-Related and Other Asset-Backed Securities." The value of some derivative instruments in which the Funds may invest may be par-ticularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Portfolio Manager to forecast interest rates and other economic factors correctly. If the Portfolio Manager incor-rectly forecasts such factors and has taken positions in deriva-tive instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

               The Funds might not employ any of the strategies described be-
            low, and no assurance can be given that any strategy used will succeed. If the Portfolio Manager incorrectly forecasts interest rates, market values or other economic factors in utilizing a de-rivatives strategy for a Fund, the Fund might have been in a bet-ter position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain spe-cial risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies in-volving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in

PIMCO Funds: Multi-Manager Series
            losses by offsetting favorable price movements in related invest-ments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that would be fa-vorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain as-set coverage or offsetting positions in connection with transac-tions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

            OPTIONS ON SECURITIES, SECURITIES INDEXES, AND CURRENCIES Certain Funds may purchase put options on securities. One purpose of pur-chasing put options is to protect holdings in an underlying or re-lated security against a substantial decline in market value. These Funds may also purchase call options on securities. One pur-pose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously pur-chased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the under-lying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

               The purchase and writing of options involves certain risks.
            During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exer-cise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise no-tice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the un-derlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid mar-ket will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

               For each of the Renaissance, Growth, Target, Opportunity, In-
            ternational, Innovation, and Precious Metals Funds, in the case of a written call option on a securities index, the Fund will own corresponding securities whose historic volatility correlates with that of the index.

               The Balanced, International and Precious Metals Funds may buy
            or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another cur-rency) in relation to a foreign currency in which a Fund's securi-ties may be denominated. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such op-tions.

               Over-the-counter options in which certain Funds may invest dif-
            fer from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover cer-tain written over-the-counter options.

            SWAP AGREEMENTS The Balanced Fund may enter into swap agreements to hedge against changes in interest rates, foreign currency ex-change rates or securities prices. The Tax-Efficient Equity Fund may enter into equity index swap agreements for purposes of gain-ing exposure to the stocks making up an index of securities with-out actually purchasing

                                            November 1, 1998 Prospectus
            those stocks. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

               Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Con-sequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liq-uid by the Portfolio Manager in accordance with procedures estab-lished by the Board of Trustees to limit any potential leveraging of the Fund's portfolio. Obligations under swap agreements so cov-ered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

               Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other in-vestments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for credit-worthiness (generally, such counterparties would have to be eligi-ble counterparties under the terms of the Funds' repurchase agree-ment guidelines). The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could ad-versely affect a Fund's ability to terminate existing swap agree-ments or to realize amounts to be received under such agreements.

            FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS Certain Funds may enter into futures contracts and options thereon. The Balanced Fund may invest in interest rate futures contracts and options thereon. The Precious Metals Fund may purchase and sell futures contracts on precious metals (such as gold), and purchase and write options on precious metals futures contracts. The Balanced, International and Precious Metals Funds may invest in foreign ex-change futures contracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. These Funds may engage in such futures transactions as an adjunct to their securities activities.

               There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfo-lio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures con-tract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these in-struments are relatively new and without a significant trading history. As a result, there is no assurance that an active second-ary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfa-vorable position, and the Fund would remain obligated to meet mar-gin requirements until the position is closed.

PIMCO Funds: Multi-Manager Series

            INDEX FUTURES The Balanced, Renaissance, Tax-Efficient Equity, Growth, Target, Opportunity, International, Innovation and Pre-cious Metals Funds may purchase and sell futures contracts on var-ious securities indexes ("Index Futures") and related options for hedging purposes and for investment purposes. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the Commodity Futures Trading Commis-sion ("CFTC").

               The International Fund may invest to a significant degree in
            Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alterna-tive to purchasing individual stocks in order to adjust the Fund's exposure to a particular market. The Fund may invest in Index Futures and related options when the Portfolio Manager believes that there are not enough attractive securities available to main-tain the standards of diversification and liquidity set for the Fund pending investment in such securities if or when they do be-come available. Through the use of Index Futures and related op-tions, the International Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be as-sociated with investment in the securities of multiple issuers. The Fund may also avoid potential market and liquidity problems which may result from increases in positions already held by it.

               A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to set-tle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appro-priate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments.

               Positions in Index Futures may be closed out by a Fund only on the futures exchange upon which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. Also, the price of In-dex Futures may not correlate perfectly with movement in the rele-vant index due to certain market distortions. First, all partici-pants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal re-lationship between the index and futures markets. Second, the de-posit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securi-ties market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.


               The Funds may only enter into futures contracts or futures op-
            tions which are standardized and traded on a U.S. or foreign ex-change or board of trade, or similar entity, or quoted on an auto-mated quotation system. Each Fund may use futures contracts and related options for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in futures and related options that do not qualify as "bona fide hedging" positions, may enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.

PRECIOUS    The Precious Metals Fund will concentrate its investments in the
METALS      precious metals industry. Prices of precious metals can be ex-
            pected to respond to changes in rates of inflation and to percep-tions of economic and political instability. The values of compa-nies engaged in precious metal-related activities whose securities are principally traded on foreign securities exchanges may also be affected by changes in the exchange rate between the relevant for-eign currency and the U.S. dollar. Based on historical experience, the prices of precious metals and of securities of companies en-gaged in

                                            November 1, 1998 Prospectus
            precious metal-related activities may be subject to extreme fluc-tuations, reflecting wider economic or political instability or for other reasons.

LOANS OF    For the purpose of achieving income, each Fund may lend its port-
PORTFOLIO   folio securities to brokers, dealers, and other financial institu-
SECURITIES  tions, provided:

               (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned;

               (ii) the Fund may at any time call the loan and obtain the re-turn of the securities loaned;

               (iii) the Fund will receive any interest or dividends paid on the loaned securities; and

               (iv) the aggregate market value of securities loaned will not at any time exceed the Fund's limitation on lending its portfolio securities.

              Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the security loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.

SHORT SALES Each Fund may from time to time make short sales involving securi-
            ties held in the Fund's portfolio or which the Fund has the right to acquire without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire secu-rities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose the Fund to the risk that it will be re-quired to acquire, convert or exchange securities to cover its short position at a time when the securities sold short have ap-preciated in value, thus resulting in a loss to the Fund.

WHEN-
ISSUED,     Each Fund may purchase securities which it is eligible to purchase
DELAYED     on a when-issued basis, may purchase and sell such securities for
DELIVERY    delayed delivery and may make contracts to purchase such securi-
AND         ties for a fixed price at a future date beyond normal settlement
FORWARD     time (forward commitments). When-issued transactions, delayed de-
COMMITMENT livery purchases and forward commitments involve a risk of loss if TRANSACTIONSthe value of the securities declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Typically, no income accrues on securi-ties a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on se-curities it has segregated.

REPURCHASE For the purposes of maintaining liquidity and achieving income, AGREEMENTS each Fund may enter into repurchase agreements, which entail the purchase of a portfolio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bank-ruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or de-lays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in re-purchase agreements only as a cash management technique with re-spect to that portion of the portfolio maintained in cash. Each Fund will limit its investment in repurchase agreements maturing in more than seven days consistent with the Fund's policy on in-vestment in illiquid securities.

REVERSE
REPURCHASE A reverse repurchase agreement may for some purposes be considered AGREEMENTS borrowing that involves the sale of a security by a Fund and its
AND OTHER   agreement to repurchase the instrument at a specified time and
BORROWINGS  price. The Fund will segregate assets determined to be liquid by the Adviser or Portfolio Manager in accordance with procedures es-tablished by the Board

PIMCO Funds: Multi-Manager Series
            of Trustees to cover its obligations under reverse repurchase agreements. Reverse repurchase agreements will be subject to the Funds' limitations on borrowings. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional In-formation. Such a practice will result in leveraging of a Fund's assets. Leverage will tend to exaggerate the effect on net asset value of any increase or decrease in the value of a Fund's portfo-lio and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so.

PORTFOLIO
TURNOVER The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's in-vestments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." High portfolio turnover (e.g., over 100%) involves cor-respondingly greater expenses to a Fund, including brokerage com-missions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. See "Management of the Trust--Portfolio Transactions." Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed at ordinary income tax rates). See "Taxes." Portfolio turnover rates for fiscal 1998 and 1997 for the Renaissance, Growth, Target, Opportunity, Inter-national, Innovation and Precious Metals Funds and for fiscal 1997 for the remaining Funds (other than the Tax-Efficient Equity and Value 25 Funds) are set forth under "Financial Highlights." Port-folio turnover rates for the remaining Funds for fiscal 1997 were as follows: Balanced--199%; Equity Income--45%; Value--71%; Capi-tal Appreciation--87%; Mid-Cap Growth--82%; and Small-Cap Value-- 48%. The annual portfolio turnover rate for the Tax-Efficient Eq-uity Fund is expected to be less than 40%. The annual portfolio turnover rate for the Value 25 Fund is expected to be less than 150%.

ILLIQUID    Each Fund may invest in securities that are illiquid so long as no
SECURITIES  more than 15% of the value of the Fund's net assets (taken at mar-
            ket value at the time of investment) would be invested in such se-curities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A Portfolio Manager may be subject to signifi-cant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

               The term "illiquid securities" for this purpose means securi-
            ties that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to in-clude, among other things, written over-the-counter options, secu-rities or other liquid assets being used as cover for such op-tions, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal pen-alties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities which legally or in the Adviser's or a Portfolio Manager's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commer-cial paper that the Adviser or a Portfolio Manager has determined to be liquid under procedures approved by the Board of Trustees).

INVESTMENT
IN          The International Fund may invest up to 10% of its assets in secu-
INVESTMENT  rities of other investment companies, such as closed-end manage-
COMPANIES   ment investment companies, or in pooled accounts or other invest-
            ment vehicles which invest in foreign markets. As a shareholder of an investment company, the International Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

CREDIT AND All fixed income securities are subject to market risk and credit MARKET RISK risk. Market risk relates to market-induced changes in a
OF FIXED    security's value, usually as a result of changes in interest
INCOME      rates. The value of a Fund's investments in fixed income securi-
SECURITIES  ties will change as the general level of interest rates fluctuate.
            During periods of falling interest rates, the value of a Fund's fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of a Fund's fixed income secu-rities generally decline. Credit risk relates to the ability of the issuer to make payments of principal and interest.

                                            November 1, 1998 Prospectus

SERVICE
SYSTEMS --  Many of the services provided to the Funds depend on the smooth
YEAR 2000   functioning of computer systems. Many systems in use today cannot
PROBLEM     distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. The Adviser, Distributor, Shareholder
            Servicing and Transfer Agent, Custodian, and certain other service providers to the Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected, nor can there be any assurance that the year 2000 problem will not have an adverse effect on the entities whose securities are held by the Funds or on domestic or global equity markets or economies, generally.

"FUNDAMENTAL" The investment objective of each of the Renaissance, Tax-Efficient
POLICIES Equity, Growth, Value 25, Target, Opportunity, International, In-novation and Precious Metals Funds described in this Prospectus may be changed by the Board of Trustees without shareholder ap-proval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval by vote of a majority of the outstanding shares of that Fund. If there is a change in a Fund's investment objective, including a change ap-proved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.


            Performance Information

            From time to time the Trust may make available certain information about the performance of the Class A, Class B and Class C shares of some or all of the Funds. Information about a Fund's perfor-mance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance. Performance information is computed separately for each Fund's Class A, Class B and Class C shares in accordance with the formu-las described below. Because Class B and Class C shares bear the expense of the distribution fee attending the deferred sales charge (Class B) and asset based sales charge (Class C) alterna-tives and certain other expenses, it is expected that, under nor-mal circumstances, the level of performance of a Fund's Class B and Class C shares will be lower than that of the Fund's Class A shares, although an investment in Class B or Class C shares is not reduced by the front-end sales charge generally applicable to an investment in Class A shares.

               The total return of Class A, Class B and/or Class C shares of all Funds may be included in advertisements or other written mate-rial. When a Fund's total return is advertised with respect to its Class A, Class B and/or Class C shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establish-ment of the Fund or its predecessor series of PIMCO Advisors Funds, as more fully described in the Statement of Additional In-formation. For periods prior to the initial offering date of a particular class of shares, total return presentations for the class will be based on the historical performance of an older class of the Fund (if any) restated, as necessary, to reflect the current sales charges (if any) associated with the newer class. The older class to be used in each case is set forth in the State-ment of Additional Information. For these purposes, the perfor-mance of the older class will also be restated to reflect any dif-ferent operating expenses (such as different administrative fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in perfor-mance of the newer class which is higher than if the performance of the older class were not restated to reflect the different op-erating expenses of the newer class. In such cases, the Trust's advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial of-fering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period (in the case of Class A shares, giving effect to the maximum initial sales charge) to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of

PIMCO Funds: Multi-Manager Series
            any dividends or capital gains distributions at net asset value and giving effect to the deduction of the maximum CDSC which would be payable). Total return may be advertised using alternative methods that reflect all elements of return, but that may be ad-justed to reflect the cumulative impact of alternative fee and ex-pense structures, such as the currently effective advisory and ad-ministrative fees for the Funds.

               Quotations of yield for a Fund or class will be based on the investment income per share (as defined by the Securities and Ex-change Commission) during a particular 30-day (or one-month) pe-riod (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

               The Funds may also provide current distribution information to their shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment in-come), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net in-vestment income for that period.

               The Adviser and each Portfolio Manager may also report to
            shareholders or to the public in advertisements concerning its performance as adviser to clients other than the Funds, and on its comparative performance or standing in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any per-formance information, whether related to the Funds, the Adviser or the Portfolio Managers, should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the Funds' portfolios, and the market conditions during the time period indicated, and should not be considered to be rep-resentative of what may be achieved in the future.

               Investment results of the Funds will fluctuate over time, and any representation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period.

            How to Buy Shares

            Class A, Class B (except the Opportunity Fund) and Class C shares of each Fund of the Trust are continuously offered through the Trust's principal underwriter, PIMCO Funds Distributors LLC (the "Distributor"), and through other firms which have dealer agree-ments with the Distributor ("participating brokers") or which have agreed to act as introducing brokers for the Distributor ("intro-ducing brokers"). Except to the extent described under "Restric-tions on Sales of and Exchanges for Shares of the Opportunity Fund" below, the Opportunity Fund is closed to new investors. The Opportunity Fund does not offer Class B shares.

               There are two ways to purchase Class A, Class B or Class C shares: either 1) through your dealer or broker which has a dealer agreement with the Distributor; or 2) directly by mailing a PIMCO Funds account application (an "account application") with payment, as described below under the heading Direct Investment, to the Distributor (if no dealer is named in the account application, the Distributor may act as dealer).

               Each Fund (except the Opportunity Fund) currently offers and sells three classes of shares in this Prospectus (Class A, Class B and Class C). The Opportunity Fund does not offer Class B shares. Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales charge which, at the election of the purchaser, may be imposed ei-ther (i) at the time of the purchase in the case of Class A shares (the "initial sales charge alternative"), (ii) on a contingent de-ferred basis in the case of Class B shares (the "deferred sales charge alternative"), or (iii) by the deduction of an ongoing as-set based sales charge in the case of Class C shares (the

                                            November 1, 1998 Prospectus

            "asset based sales charge alternative"). In certain circumstances, Class A and Class C shares are also subject to a CDSC. See "Alter-native Purchase Arrangements." Purchase payments for Class B and Class C shares are fully invested at the net asset value next de-termined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.

               All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (the "Exchange"), on a regular business day, are processed at that day's offering price. However, orders received by the Distributor from dealers or brokers after the of-fering price is determined that day will receive such offering price if the orders were received by the dealer or broker from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m., Eastern time) or, in the case of certain retirement plans, received by the Distributor prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole dis-cretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Com-mission, when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net as-sets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

               Except for purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, investments pursuant to the Uniform Gifts to Minors Act, and tax-qualified and wrap programs referred to below under "Tax-Qualified Retirement Plans" and "Sales at Net Asset Value," the minimum initial investment in Class A, Class B or Class C shares of any Fund of the Trust or any series of PIMCO Funds: Pacific Investment Management Series is $2,500, and the minimum additional investment is $100 per Fund. For information about dealer commissions, see "Alternative Pur-chase Arrangements" below. Persons selling Fund shares may receive different compensation for selling Class A, Class B or Class C shares. Normally, Fund shares purchased through participating bro-kers are held in the investor's account with that broker. No share certificates will be issued unless specifically requested in writ-ing by an investor or broker-dealer.

DIRECT
INVESTMENT  Investors who wish to invest in Class A, Class B or Class C shares of the Trust directly, rather than through a participating broker, may do so by opening an account with the Distributor. To open an account, an investor should complete the account application. All shareholders who open direct accounts with the Distributor will receive from the Distributor individual confirmations of each pur-chase, redemption, dividend reinvestment, exchange or transfer of Trust shares, including the total number of Trust shares owned as of the confirmation date, except that purchases which result from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See "Distributions" below. Information regarding direct investment or any other fea-tures or plans offered by the Trust may be obtained by calling the Distributor at 1-800-426-0107 or by calling your broker.

PURCHASE BY Investors who wish to invest directly may send a check payable to
MAIL PIMCO Funds Distributors LLC, along with a completed application form to:

               PIMCO Funds Distributors LLC
               P.O. Box 5866
               Denver, CO 80217-5866

               Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be con-verted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert

PIMCO Funds: Multi-Manager Series
            into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

SUBSEQUENT  Subsequent purchases of Class A, Class B or Class C shares can be
PURCHASES   made as indicated above by mailing a check with a letter describ-
OF SHARES   ing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, tax-qualified programs and PIMCO Funds Fund Link referred to below, and except during periods when an Automatic Withdrawal Plan is in effect, the minimum subsequent purchase is $100 in any Fund.
            All payments should be made payable to PIMCO Funds Distributors
            LLC and should clearly indicate the shareholder's account number.
            Checks should be mailed to the address above under "Purchase by Mail."

TAX-
QUALIFIED   The Distributor makes available retirement plan services and docu-
RETIREMENT  ments for Individual Retirement Accounts (IRAs), including Roth
PLANS       IRAs, for which First National Bank of Boston (see "Change in
            Transfer Agent" below) serves as trustee and for IRA Accounts es-tablished with Form 5305-SIMPLE under the Internal Revenue Code of 1986, as amended (the "Code"). These accounts include Simplified
            Employee Pension Plan (SEP) and Salary Reduction Simplified Em-ployee Pension Plan (SAR/SEP) IRA accounts and prototype docu-ments. In addition, prototype documents are available for estab-lishing 403(b)(7) custodial accounts with First National Bank of Boston as custodian. This type of plan is available to employees of certain non-profit organizations.

               The Distributor also makes available prototype documents for establishing Money Purchase and/or Profit Sharing Plans and 401(k) Retirement Savings Plans. These prototype plans require certain minimum per participant account sizes and certain minimum aggre-gate investments in the Trust, but are not subject to the small account fees described below that will apply to other plans. In-vestors should call the Distributor at 1-800-426-0107 for further information about these plans and should consult with their own tax advisers before establishing any retirement plan. Investors who maintain their accounts with participating brokers should con-sult their broker about similar types of accounts that may be of-fered through the broker. The minimum initial investment for all tax-qualified plans (except for employer-sponsored plans, SIMPLE IRAs, SEPs and SAR/SEPs) is $1,000 per Fund and the minimum subse-quent investment is $100. The minimum initial investment for em-ployer-sponsored plans, SIMPLE IRAs, SEPs and SAR/SEPs and the minimum subsequent investment per Fund for all such plans is $50.

PIMCO FUNDS The PIMCO Funds Auto-Invest plan provides for periodic investments AUTO-INVEST into the shareholder's account with the Trust by means of auto-
            matic transfers of a designated amount from the shareholder's bank account. The minimum investment for eligibility in the PIMCO Funds Auto-Invest plan is $1,000 per Fund. Investments may be made monthly or quarterly, and may be in any amount subject to a mini-mum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the PIMCO Funds Auto-Invest plan is available from the Distributor or participat-ing brokers. You may enroll by completing the appropriate section on the account application, or you may obtain an Auto-Invest ap-plication by calling the Distributor or your broker.

PIMCO FUNDS
AUTO-       The PIMCO Funds Auto-Exchange plan establishes regular, periodic
EXCHANGE    exchanges from one Fund to another Fund or to another series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers Class A, Class B or Class C shares. The plan provides for regular investments into a shareholder's account in a specific
            Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identi-cal account registration. Exchanges for shares of the Opportunity
            Fund are currently restricted to the extent provided under "Re-strictions on Sales of and Exchanges for Shares of the Opportunity
            Fund" below.

               Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $1,000 to open a new Fund account and of $50 for any existing Fund account for which shares are pur-chased through the plan.

                                            November 1, 1998 Prospectus

            Further information regarding the PIMCO Funds Auto-Exchange plan is available from the Distributor at 1-800-426-0107 or participat-ing brokers. You may enroll by completing an application which may be obtained from the Distributor or by telephone request at 1-800-426-0107. For more information on exchanges, see "Exchange Privi-lege."

PIMCO FUNDS
FUND LINK   PIMCO Funds Fund Link ("Fund Link") connects your Fund account with a bank account. Fund Link may be used for subsequent pur-chases and for redemptions and other transactions described under "How to Redeem." Purchase transactions are effected by electronic funds transfers from the shareholder's account at a U.S. bank or other financial institution that is an Automated Clearing House
            ("ACH") member. Investors may use Fund Link to make subsequent purchases of shares in amounts from $50 to $10,000. To initiate such purchases, call 1-800-426-0107. All such calls will be re-corded. Fund Link is normally established within 45 days of re-ceipt of a Fund Link application by Shareholder Services, Inc.
            (the "Transfer Agent"). The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.

               Fund Link privileges must be requested on the account applica-
            tion. To establish Fund Link on an existing account, complete a Fund Link application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See "Signature Guarantee" below. Such privileges apply to each shareholder of record for the account un-less and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link ap-plication signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker "street name" accounts.

            RESTRICTIONS ON SALES OF AND EXCHANGES FOR SHARES OF THE OPPORTU-NITY FUND Shares of the Opportunity Fund are normally not avail-able for purchase by new investors in the Fund. However, in 1997, the Opportunity Fund began offering Class A and Class C shares to new investors (the "Offering") on a limited basis. With the excep-tion of certain benefit plans not currently eligible to acquire Opportunity Fund shares, all investors eligible to purchase shares of other Funds may participate in the Offering. Existing Class A shareholders and Class C shareholders of other series of the Trust or series of PIMCO Funds: Pacific Investment Management Series may purchase shares or acquire Opportunity Fund shares during the Of-fering by exchanging their Class A or Class C shares for the same class of Opportunity Fund shares in the manner described under "Exchange Privilege" below. The Offering will continue in effect until it is modified or terminated at the sole discretion of the Trust. Upon termination of the Offering, the Opportunity Fund will again be closed to new investors. For additional information re-garding the terms of the Offering, please contact the Distributor (at 1-800-426-0107) or your broker.

               Except to the extent described above, shares of the Opportunity
            Fund are not available for purchase by new investors in the Fund. The following categories of existing shareholders will still be permitted to purchase additional shares of the Fund upon termina-tion of the Offering: (i) shareholders who owned shares of the Op-portunity Fund on December 31, 1992 will be permitted to purchase additional shares of the Fund for as long as they continue to own shares of the Fund; (ii) participants in any self-directed quali-fied benefit plan (for example, 401(k) plans, 403(b) custodial ac-counts and Keogh plans, but not IRAs or SEP IRAs) that owned Op-portunity Fund shares on March 1, 1993 for any single plan partic-ipant will be eligible to direct the purchase of the Fund's shares by their plan account for so long as the plan continues to own shares of the Fund for any single plan participant; and (iii) shareholders who acquired shares during the Offering will be per-mitted to purchase additional shares of the Fund for as long as they

PIMCO Funds: Multi-Manager Series
            continue to own shares of the Fund. Upon termination of the Offer-ing, in the event a shareholder redeems all of his or her shares of the Opportunity Fund, or all participants in a self-directed qualified benefit plan described above redeem their shares of the Opportunity Fund, such shareholder, or the participants in such plan, will no longer be eligible to purchase shares of the Oppor-tunity Fund. The Opportunity Fund does not offer Class B shares to new or existing investors.

               Except pursuant to the Offering, shareholders of other Funds are not permitted to exchange any of their shares for Opportunity Fund shares unless the shareholders are independently eligible to purchase Opportunity Fund shares because they already owned such shares of the Fund on December 31, 1992 (March 1, 1993, in the case of the self-directed qualified benefit plans described above) or acquired such shares during the Offering.

               The Trust reserves the right at any time to modify these re-
            strictions, including the suspension of all sales of Opportunity Fund shares or the lifting of restrictions on different classes of investors and/or transactions.

SIGNATURE   When a signature guarantee is called for, the shareholder should
GUARANTEE   have "Signature Guaranteed" stamped under his signature and guar-
            anteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associa-tions, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution").
            The Distributor reserves the right to reject any signature guaran-tee pursuant to its written signature guarantee standards or pro-cedures, which may be revised in the future to permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Trust may change the signature guarantee require-ments from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus.

ACCOUNT      Changes in registration or account privileges may be made in writ-
REGISTRATION ing to the Transfer Agent. Signature guarantees may be required.
CHANGES      See "Signature Guarantee" above. All correspondence must include the account number and must be sent to:

               PIMCO Funds Distributors LLC
               P.O. Box 5866
               Denver, CO 80217-5866

SMALL
ACCOUNT FEE Because of the disproportionately high costs of servicing accounts with low balances, a fee at an annual rate of $16, paid to PIMCO Advisors, the Funds' administrator, will automatically be deducted from direct accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of each calendar quarter. The fee will be deducted in quarterly installments from accounts with balances below $2,500 except for Uniform Gift to Minors, IRA, Roth IRA and Auto-Invest accounts, for which the limit is $1,000. Effective April 1, 1999, except for prototype plans described above, the fee will apply to employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs and SAR/SEPs. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) No fee will be charged on any ac-count of a shareholder if the aggregate value of all of the share-holder's accounts is at least $50,000. No small account fee will be charged to employee and employee-related accounts of PIMCO Ad-visors and/or its affiliates.

MINIMUM     Due to the relatively high cost to the Funds of maintaining small
ACCOUNT     accounts, you are asked to maintain an account balance of at least
SIZE        the amount necessary to open the type of account involved. If your balance is below such minimum for three months or longer, the Funds' administrator shall have the right (except in the case of employer-sponsored retirement accounts) to close your account af-ter giving you 60 days in which to increase your balance. Your ac-count

                                            November 1, 1998 Prospectus
            will not be liquidated if the reduction in size is due solely to market decline in the value of your Fund shares or if the aggre-gate value of all your accounts in PIMCO Funds exceeds $50,000.

CHANGE IN   The Trust expects to change its transfer agent for its Class A, B
TRANSFER    and C shares to First Data Investor Services Group, Inc. Share-
AGENT       holders will continue to receive all of the services described in this Prospectus and should continue to follow the various proce-dures set forth in this Prospectus, with the exception of the ad-dress changes described below.

               There will be no changes in the toll-free 1-800 telephone num-
            bers set forth in this Prospectus. However, mailing addresses will change as follows:

          Old Address                   New Address
          -----------                   -----------
          Shareholder Services, Inc.    First Data Investor Services Group, Inc.
          P.O. Box 5866                 P.O. Box 9688
          Denver, CO 80217              Providence, RI 02940-0926

          PIMCO Funds Distributors LLC  PIMCO Funds Distributors LLC
          P.O. Box 5866                 P.O. Box 9688
          Denver, CO 80217-5866         Providence, RI 02940-0926

               Also, at the time of the change of Transfer Agent, the
            custodian/trustee for the PIMCO Funds prototype retirement plans, 403(b) custodial accounts, IRAs, Roth IRAs, SIMPLE IRAs, SEPs and SAR/SEPs will be changed from First National Bank of Boston to Boston Safe Deposit & Trust Company.

            Alternative Purchase Arrangements

            The Trust offers investors three classes of shares in this Pro-spectus (Class A, Class B and Class C) which bear sales charges in different forms and amounts and which bear different levels of ex-penses. Through separate prospectuses, certain of the Funds cur-rently offer up to three additional classes of shares, Class D, Institutional Class and Administrative Class shares. Class D shares are offered through financial intermediaries. Institutional Class and Administrative Class shares are offered to pension and profit sharing plans, employee benefit trusts, endowments, founda-tions, corporations and other high net worth individuals. Class D, Institutional Class and Administrative Class shares are sold with-out a sales charge and have different expenses than Class A, Class B and Class C shares. As a result of lower sales charges and/or operating expenses, Class D, Institutional Class and Administra-tive Class shares are generally expected to achieve higher invest-ment returns than Class A, Class B or Class C shares. To obtain more information about the other classes of shares, please call the Distributor at 1-800-927-4648 (for Institutional and Adminis-trative Classes) or 1-888-87-PIMCO (for Class D).

               The alternative purchase arrangements offered in this Prospec-
            tus are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, which include: the amount and intended length of the investment; the particular Fund; and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, in-vestors should consider the anticipated life of an intended in-vestment in the Funds, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the antici-pated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares to Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

            CLASS A The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge appli-cable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the as-set based sales charge alternative

PIMCO Funds: Multi-Manager Series

            (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribu-tion and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she an-ticipates redeeming shares in a time period which will subject such shares to a CDSC as described below. See "Initial Sales Charge Alternative--Class A Shares--Class A Deferred Sales Charge" below.

            CLASS B Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an ini-tial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after the shares have been held for seven years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares which are lower than the distribu-tion and servicing fees charged on either Class B or Class C shares. See "Deferred Sales Charge Alternative--Class B Shares" below. Class B shares are not available for purchase by employer sponsored retirement plans. The Opportunity Fund does not offer Class B shares.

            CLASS C Class C shares might be preferred by investors who intend to purchase shares which are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for one year and are subject to only a 1% CDSC during the first year. However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to main-tain their investment in the Funds for long periods. See "Asset Based Sales Charge Alternative--Class C Shares" below.

               In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally "Initial Sales Charge Alternative--Class A Shares" and "Waiver of Contingent Deferred Sales Charges" below.

               The maximum single purchase of Class B shares of the Trust and series of PIMCO Funds: Pacific Investment Management Series ac-cepted is $249,999. The maximum single purchase of Class C shares of the Trust and series of PIMCO Funds: Pacific Investment Manage-ment Series accepted is $999,999. The Funds may refuse any order to purchase shares.

               For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B and Class C shares, see "Distributor and Distri-bution and Servicing Plans" below.

            WAIVER OF CONTINGENT DEFERRED SALES CHARGES The CDSC applicable to Class A and Class C shares is currently waived for (i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or disability;* (ii) any partial or complete redemption in

            ------

            * This subsection (i) shall read as follows until December 31,
              1998: "(i) any partial or complete redemption in connection with any of the following distributions from a retirement plan, including a 403(b)(7) custodial account or an IRA (with the exception of a Roth IRA), that qualify for exemption from the additional tax on early distributions under Section 72(t) of the
              Code: (a) upon attaining age 59 1/2, (b) on account of death or disability, (c) as part of a series of substantially equal periodic payments, (d) in the case of an IRA (with the exception of a Roth IRA), attributable to qualified higher education expenses or to qualified first-time home-buyer expenses or (e) in the case of a retirement plan other than an IRA, upon separation from service after attaining age 55;"

                                            November 1, 1998 Prospectus
            connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan; (iii) any complete redemption in connection with a distribution from a qualified employer re-tirement plan in connection with termination of employment or ter-mination of the employer's plan and the transfer to another em-ployer's plan or to an IRA (with the exception of a Roth IRA);
            (iv) any partial or complete redemption following death or dis-ability (as defined in the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or ini-tial determination of disability; (v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA (with the exception of a Roth IRA); (vi) up to 10% per year of the value of an account which (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan; (vii) redemptions by Trustees, officers and employees of the Trust, and by directors, officers and employees of the Distributor and the Adviser; (viii) redemptions effected pursuant to a Fund's right to involuntarily redeem a shareholder's account if the aggregate net asset value of shares held in such shareholder's account is less than a minimum account size specified in such Fund's prospectus; (ix) involuntary redemptions caused by operation of law; (x) redemption of shares of any Fund that is combined with another Fund, investment compa-ny, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction; (xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases; (xii) redemptions ef-fected by trustees or other fiduciaries who have purchased shares for employer sponsored plans, the trustee, administrator, fiducia-ry, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases; or (xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Code for which the Trust is the designated financial institution.

               The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases:
            (a) in connection with required minimum distributions to IRA ac-count owners or to plan participants or beneficiaries who are age 70 1/2 or older; (b) following death or disability (as defined in the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is re-quested within one year of the death or initial determination of disability; and (c) up to 10% per year of the value of an account which (i) has a value of at least $100,000 at the start of such year and (ii) is subject to an Automatic Withdrawal Plan. See "How to Redeem--Automatic Withdrawal Plan."

               The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certifica-tion by plan administrators, applicable tax forms, death certifi-cates, physicians' certificates, etc.

PIMCO Funds: Multi-Manager Series

INITIAL       Class A shares are sold at a public offering price equal to their
SALES         net asset value per share plus a sales charge, as set forth below.
CHARGE        As indicated below under "Class A Deferred Sales Charge," certain
ALTERNATIVE-- investors that purchase $1,000,000 or more of any Fund's Class A
CLASS A       shares (and thus pay no initial sales charge) may be subject to a
SHARES        1% CDSC if they redeem such shares during the first 18 months af-
              ter their purchase.


              ALL FUNDS

                                                                 DISCOUNT OR
                                SALES CHARGE AS  SALES CHARGE    COMMISSION TO
           AMOUNT OF            % OF NET         AS % OF PUBLIC  DEALERS AS % OF
           PURCHASE             AMOUNT INVESTED  OFFERING PRICE  PUBLIC OFFERING PRICE
           ---------------------------------------------------------------------------
           $0 - $49,999         5.82%            5.50%           4.75%
           ---------------------------------------------------------------------------
           $50,000 - $99,999    4.71%            4.50%           4.00%
           ---------------------------------------------------------------------------
           $100,000 - $249,999  3.63%            3.50%           3.00%
           ---------------------------------------------------------------------------
           $250,000 - $499,999  2.56%            2.50%           2.00%
           ---------------------------------------------------------------------------
           $500,000 - $999,999  2.04%            2.00%           1.75%
           ---------------------------------------------------------------------------
           $1,000,000+          0.00%(/1/)       0.00%(/1/)      0.75%(/2/)

            1. As shown, investors that purchase more than $1,000,000 of any Fund's Class A shares will not pay any initial sales charge on such purchase. However, purchasers of $1,000,000 or more of Class A shares (other than those purchasers described below under "Sales at Net Asset Value" where no commission is paid) will be subject to a CDSC of 1% if such shares are redeemed during the first 18 months after such shares are purchased unless such purchaser is eligible for a waiver of the CDSC as described under "Waiver of Contingent Deferred Sales Charges" above. See "Class A Deferred Sales Charge" below.

            2. The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares (or who sell Class A shares at net asset value to certain employer-sponsored plans as outlined in "Sales at Net Asset Value" below) of each Fund accord-ing to the following schedule: 0.75% of the first $2,000,000, 0.50% of amounts from $2,000,001 to $5,000,000, and 0.25% of amounts over $5,000,000.

               Each Fund receives the entire net asset value of its Class A shares purchased by investors. The Distributor receives the sales charge shown above less any applicable discount or commission "reallowed" to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such peri-ods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker which obtains purchase or-ders in amounts exceeding thresholds established from time to time by the Distributor. From time to time, the Distributor, its parent and/or its affiliates may make additional payments to one or more participating brokers based upon factors such as the level of sales or the length of time clients' assets have remained in the Trust.

               Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

               Under the circumstances described below, investors may be enti-
            tled to pay reduced sales charges for Class A shares.

            COMBINED PURCHASE PRIVILEGE Investors may qualify for a reduced sales charge by combining purchases of the Class A shares of one or more Funds or other series of the Trust or of PIMCO Funds: Pa-cific Investment Management Series which offer Class A shares (to-gether, "eligible PIMCO Funds") into a "single purchase," if the resulting purchase totals at least $50,000. The term single pur-chase refers to:

                (i) a single purchase by an individual, or concurrent pur-
                    chases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing Class A shares of the eligible PIMCO Funds for his, her or their own account;

                                            November 1, 1998 Prospectus

               (ii) a single purchase by a trustee or other fiduciary purchas-ing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved; or
               (iii) a single purchase for the employee benefit plans of a single employer.

               For further information, call the Distributor at 1-800-426-0107 or your broker.

            CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION) A purchase of additional Class A shares of any eligible PIMCO Fund may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:

               (i)   the investor's current purchase;

               (ii) the value (at the close of business on the day of the cur-rent purchase) of all Class A shares of any eligible PIMCO Fund held by the investor computed at the maximum offering price; and

               (iii) the value of all shares described in paragraph (ii) owned by another shareholder eligible to be combined with the investor's purchase into a "single purchase" as defined above under "Combined Purchase Privilege."

               For example, if you owned Class A shares of the Equity Income
            Fund worth $25,000 at the current maximum offering price and wished to purchase Class A shares of the Growth Fund worth an ad-ditional $30,000, the sales charge for the $30,000 purchase would be at the 4.50% rate applicable to a single $55,000 purchase of shares of the Growth Fund, rather than the 5.50% rate.

            LETTER OF INTENT An investor may also obtain a reduced sales charge by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any eligible PIMCO Fund(s). Each pur-chase of shares under a Letter of Intent will be made at the pub-lic offering price or prices applicable at the time of such pur-chase to a single transaction of the dollar amount indicated in the Letter. At the investor's option, a Letter of Intent may in-clude purchases of Class A shares of any eligible PIMCO Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be in-cluded and the sales charge on any purchases prior to the Letter will not be adjusted.

               Investors qualifying for the Combined Purchase Privilege de-
            scribed above may purchase shares of the eligible PIMCO Funds un-der a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Fund, you and your spouse each purchase Class A shares of the Growth Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Funds to qual-ify for the 3.50% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000 in any of the Funds).

               A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Let-ter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount in-dicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional eligible PIMCO Fund shares, are not subject to es-crow. When the full amount indicated has been purchased, the es-crow will be released.

               If you wish to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Fund, you should complete the appropriate portion of the account applica-tion. If you are a current Class A shareholder desiring to do so you may obtain a form of Letter of Intent by contacting the Dis-tributor at 1-800-426-0107 or any broker participating in this program.

PIMCO Funds: Multi-Manager Series

            REINSTATEMENT PRIVILEGE A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any por-tion of the redemption proceeds in Class A shares of any eligible PIMCO Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See "How Net Asset Value is Determined." A reinstatement pursuant to this priv-ilege will not cancel the redemption transaction and, consequent-ly, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a sharehold-er's interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Dis-tributor or to the investor's broker.

            SALES AT NET ASSET VALUE Each Fund may sell its Class A shares at net asset value without a sales charge to (a) current or retired officers, trustees, directors or employees of the Trust, the Ad-viser or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales ex-penses associated with the sale, (b) current or retired trustees of PIMCO Funds: Pacific Investment Management Series, a registered investment company for which Pacific Investment Management, an af-filiate of the Adviser, acts as investment adviser, (c) current registered representatives and other full-time employees of par-ticipating brokers or such persons' spouses or for trust or custo-dial accounts for their minor children, (d) trustees or other fi-duciaries purchasing shares for certain plans sponsored by employ-ers, professional organizations or associations or charitable or-ganizations, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agree-ment with the Distributor with respect to such purchases (includ-ing provisions related to minimum levels of investment in the Trust), and to participants in such plans and their spouses pur-chasing for their account(s) or IRAs (with the exception of Roth
            IRAs), (e) participants investing through accounts known as "wrap accounts" established with brokers or dealers approved by the Dis-tributor where such brokers or dealers are paid a single, inclu-sive fee for brokerage and investment management services, (f) client accounts of broker-dealers or registered investment advis-ers affiliated with such broker-dealers with which the Distributor has an agreement for the use of PIMCO Funds: Multi-Manager Series in particular investment products or programs, and (g) accounts for which a trust company affiliated with the Trust or the Adviser serves as trustee or custodian. As described above, the Distribu-tor will not pay any initial commission to dealers upon the sale of Class A shares to the purchasers described in this paragraph except for sales to purchasers described under (d) in this para-graph.

            NOTIFICATION OF DISTRIBUTOR An investor or participating broker must notify the Distributor whenever a quantity discount or re-duced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of pur-chase to verify that each purchase qualifies for the privilege or discount. Upon such notification, the investor will receive the lowest applicable sales charge. The quantity discounts described above may be modified or terminated at any time.

            CLASS A DEFERRED SALES CHARGE For all Funds, investors who pur-chase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC (the "Class A CDSC") if such shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply to in-vestors purchasing $1,000,000 or more of any Fund's Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under "Sales at Net Asset Value" above.

                                            November 1, 1998 Prospectus

               For purchases subject to the Class A CDSC, a 1% CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is de-rived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that Class A shares acquired through the reinvestment of dividends and distributions are re-deemed first, and thereafter that Class A shares that have been held by an investor for the longest period of time are redeemed first.

               The Class A CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class A CDSC, call the Distributor at 1-800-426-0107.

            PARTICIPATING BROKERS Investment dealers and other financial in-termediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may partici-pate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of regis-tration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. This Prospectus should be read in connection with such firms' material regarding their fees and services.

DEFERRED    Class B shares are sold at their current net asset value without
SALES       any initial sales charge. The full amount of an investor's pur-
CHARGE      chase payment will be invested in shares of the Fund(s) selected.
ALTERNATIVE A CDSC will be imposed on Class B shares if an investor redeems an -- CLASS B amount which causes the current value of the investor's account
SHARES      for a Fund to fall below the total dollar amount of purchase pay-
            ments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC.

               Whether a CDSC is imposed and the amount of the CDSC will de-
            pend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are sub-ject to the CDSC according to the following schedule:


           YEAR SINCE PURCHASE   PERCENTAGE CONTINGENT
           PAYMENT WAS MADE      DEFERRED SALES CHARGE
           ------------------------------------------
           First                   5
           ------------------------------------------
           Second                  4
           ------------------------------------------
           Third                   3
           ------------------------------------------
           Fourth                  3
           ------------------------------------------
           Fifth                   2
           ------------------------------------------
           Sixth                   1
           ------------------------------------------
           Seventh                 0*

            *After the seventh year, Class B shares convert into Class A shares as described below.

PIMCO Funds: Multi-Manager Series

                                            November 1, 1998 Prospectus

                    In determining whether a CDSC is payable, it is assumed that the purchase payment from which a redemption is made is the earliest purchase payment from which a redemption or exchange has not already been fully effected.

                    The following example will illustrate the operation of the
                 Class B CDSC:

                    Assume that an individual opens an account and makes a
                 purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distribu-tions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

                    In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder's account with the particular Fund are aggregated, and the current value of all such shares is aggregat-ed. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.

                    Class B shares are subject to higher distribution fees than
                 Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares of each Fund automatically convert into Class A shares after they have been held for seven years.

                    For sales of Class B shares made and services rendered to
                 Class B shareholders, the Distributor intends to make payments to par-ticipating brokers, at the time a shareholder purchases Class B shares, of 4.00% of the purchase amount for each of the Funds. During such periods as may from time to time be designated by the Distributor, the Distributor will pay selected participating bro-kers an additional amount of up to .50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts ex-ceeding thresholds established from time to time by the Distributor.

                    The Class B CDSC is currently waived in connection with
                 certain redemptions as described above under "Alternative Purchase Arrangements --Waiver of Contingent Deferred Sales Charges." For more information about the Class B CDSC, call the Distributor at 1-800-426-0107.

ASSET BASED
SALES            Class C shares are sold at their current net asset value
CHARGE           without any initial sales charge. A CDSC is imposed on Class C
ALTERNATIVE --   shares if an investor redeems an amount which causes the
CLASS C          current value of the investor's account for a Fund to fall
SHARES           below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. All of an investor's purchase payments are invested in shares of the Fund(s) selected.

                    Whether a CDSC is imposed and the amount of the CDSC will
                 depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the CDSC according to the following schedule:


           YEAR SINCE PURCHASE   PERCENTAGE CONTINGENT
           PAYMENT WAS MADE      DEFERRED SALES CHARGE
              ----------------------------------------
           First                   1
              ----------------------------------------
           Thereafter              0


                    In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment (from which a redemption or exchange has not already been effected).

               The following example will illustrate the operation of the
            Class C CDSC:

               Assume that an individual opens an account and makes a purchase payment of $10,000 for Class C shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distribu-tions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 1%, the Class C CDSC would be $20.

               In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class C shares in the shareholder's account with the particular Fund are aggregated, and the current value of all such shares is aggregat-ed. Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. Unlike Class B shares, Class C shares do not au-tomatically convert to any other class of shares of the Funds.

               Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the share-holder purchases Class C shares, of 1.00% (representing .75% dis-tribution fees and .25% servicing fees) of the purchase amount for all Funds. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans which are clients of a broker-dealer with which the Distributor has an agreement with respect to such pur-chases, no payments are made at the time of purchase. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to .50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker which obtains purchase or-ders in amounts exceeding thresholds established from time to time by the Distributor.

               The Class C CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class C CDSC, contact the Distributor at 1-800-426-0107.

            Exchange Privilege

            Except with respect to exchanges for shares of the Opportunity Fund (which are subject to certain restrictions) or other Funds for which sales are suspended to new investors, a shareholder may exchange Class A, Class B and Class C shares of any Fund for the same Class of shares of any other Fund in an account with identi-cal registration on the basis of their respective net asset val-ues. For information on restrictions applicable to exchanges of shares for shares of the Opportunity Fund, see "Restrictions on Sales of and Exchanges for Shares of the Opportunity Fund" under "How to Buy Shares" above. Class A, Class B and Class C shares of each Fund may also be exchanged for shares of the same class of another series of the Trust not offered in this Prospectus (in-cluding the PIMCO Funds Asset Allocation Series portfolios, which are so-called "funds-of-funds" portfolios offered by the Trust) or of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family comprised primarily of fixed in-come portfolios managed by Pacific Investment Management, an af-filiate of the Adviser. There are currently no exchange fees or charges. Exchanges of shares outstanding on September 30, 1998 may be made in any amount through December 31, 1998 into any portfolio of PIMCO Funds Asset Allocation Series. All other exchanges, in-cluding exchanges from PIMCO Funds Asset Allocation Series portfo-lios into other series of the Trust or of PIMCO Funds: Pacific In-vestment Management Series, are subject to the $2,500 minimum ini-tial purchase requirement for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. An exchange will constitute a taxable sale for federal income tax purposes.

               Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to PIMCO Funds Distributors LLC, P.O. Box 5866, Denver, CO 80217-5866 or, unless the investor has specifically declined telephone exchange privi-leges on the account application or elected in writing not to uti-lize telephone exchanges, by a telephone request to the Transfer Agent at 1-800-426-0107. The Trust will employ reasonable proce



PIMCO Funds: Multi-Manager Series

                                            November 1, 1998 Prospectus

            dures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to act-ing on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone in-structions. Exchange forms are available from the Distributor at 1-800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in regis-tration information or account privileges may be made in writing to the Transfer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217-5866, or by use of forms which are avail-able from the Distributor. A signature guarantee is required. See "How to Buy Shares--Signature Guarantee." Telephone exchanges may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on any day the Exchange is open (generally weekdays other than normal holidays). The Trust reserves the right to refuse exchange pur-chases if, in the judgment of the Adviser, the purchase would ad-versely affect the Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund.

               Currently, the Trust limits the number of "round trip" ex-
            changes an investor may make. An investor makes a "round trip" ex-change when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different Fund, and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current inten-tion of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time. Except as otherwise permitted by Securities and Exchange Commission regulations, the Trust will give 60 days' ad-vance notice to shareholders of any termination or material modi-fication of the exchange privilege. For further information about exchange privileges, contact your participating broker or call the Transfer Agent at 1-800-426-0107.

               With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capi-tal appreciation and/or reinvested dividends or capital gains dis-tributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made. Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.

               Investors may also select the PIMCO Funds Auto-Exchange plan which establishes automatic periodic exchanges. For further infor-mation on automatic exchanges see "How to Buy Shares--PIMCO Funds Auto-Exchange" above.

            How to Redeem

            Class A, Class B or Class C shares may be redeemed through a par-ticipating broker, by telephone, by submitting a written redemp-tion request directly to the Transfer Agent (for non-broker ac-counts), or through an Automatic Withdrawal Plan or PIMCO Funds Fund Link. In the event a shareholder or participants in certain self-directed qualified employee benefit plans eligible to pur-chase shares of the Opportunity Fund redeem(s) all of the share-holder's or the participants' shares of the Fund (including shares acquired during the Offering described under "How to Buy Shares-- Restrictions on Sales of and Exchanges for Shares of the Opportu-nity Fund" above), such shareholder or participants in such plans will no longer be eligible to purchase shares of the Opportunity Fund.

               A CDSC may apply to a redemption of Class A, Class B or Class C shares. See "Alternative Purchase Arrangements" above. Shares are redeemed at their net asset value next determined after a proper redemption request has been received, less any applicable CDSC. There is no charge by the Distributor (other than an applicable
            CDSC) with respect to a redemption; however, a participating bro-ker who processes a redemption for an investor may charge custom-ary commissions for its services. Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a regular business day and re-ceived by the Distributor prior to the close of the Distributor's business day will be confirmed at the net asset value effective as of the closing of the Exchange on that day, less any applicable CDSC.

DIRECT      A shareholder's original account application permits the share-
REDEMPTION  holder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemp-tions) and to elect one or more of the additional redemption pro-cedures described below. A shareholder may change the instructions indicated on his original account application, or may request ad-ditional redemption options, only by transmitting a written direc-tion to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

               Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption pro-ceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

WRITTEN To redeem shares in writing (whether or not represented by certif-REQUESTS icates), a shareholder must send the following items to the Trans-
            fer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Col-orado 80217-5866:

               (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or num-ber of shares to be redeemed;

               (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certifi-cate or accompanying stock power, if required, as described under "How to Buy Shares--Signature Guarantee";

               (3) any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

               (4) any additional documents which may be required by the
                   Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trust-ees, custodians or guardians, or if the redemption is re-quested by anyone other than the shareholder(s) of record.

               Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record for the account, to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a re-quest. Redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. This redemption option does not apply to shares held in broker "street name" accounts.

               If the proceeds of the redemption (i) exceed $50,000, (ii) are to be paid to a person other than the record owner, (iii) are to be sent to an address other than the address of the account on the Transfer Agent's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemp-tion request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the adminis-trator for which has an agreement with the Distributor.

TELEPHONE   The Trust accepts telephone requests for redemption of
REDEMPTIONS uncertificated shares for amounts up to $50,000 within any 7 cal-
            endar day period, except for investors who have specifically de-clined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption


PIMCO Funds: Multi-Manager Series

                                            November 1, 1998 Prospectus

            will be sent to the record shareholder at his record address. Changes in account information must be made in a written authori-zation with a signature guarantee. See "How to Buy Shares--Signa-ture Guarantee." Telephone redemptions will not be accepted during the 30-day period following any change in an account's record ad-dress. This redemption option does not apply to shares held in broker "street name" accounts.

               By completing an account application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be li-able for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his ac-count if the Trust reasonably believes the instructions to be gen-uine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying him-self as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service. The Trust will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transac-tions and will record telephone instructions.

               A shareholder making a telephone redemption should call the
            Transfer Agent at 1-800-426-0107 and state (i) the name of the shareholder as it appears on the Transfer Agent's records, (ii) his account number with the Trust, (iii) the amount to be with-drawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the re-demption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange that day. If the redemption request is received after the close of the Ex-change, the redemption is effected on the following Trust business day at that day's net asset value and the proceeds are usually sent to the investor on the second following Trust business day. The Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it diffi-cult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under "Writ-ten Requests" above. Telephone communications may be recorded by the Distributor or the Transfer Agent.

FUND LINK
REDEMPTIONS If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link ap-plication by the Transfer Agent. To use Fund Link for redemptions, call the Transfer Agent at 1-800-426-0107. Subject to the limita-tions set forth above under "Telephone Redemptions," the Distribu-tor, the Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be re-sponsible to any shareholder for any loss, damage or expense aris-ing out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form.

              Changes in bank account information must be made by completing a new Fund Link application, signed by all owners of record of the account, with all signatures guaranteed. See "How to Buy Shares-- Signature Guarantee." See "How to Buy Shares--PIMCO Funds Fund Link" for information on establishing the Fund Link privilege. The Trust may terminate the Fund Link program at any time without no-tice to shareholders. This redemption option does not apply to shares held in broker "street name" accounts.

PIMCO FUNDS    PIMCO Funds Automated Telephone System ("ATS") is an automated
AUTOMATED      telephone system that enables shareholders to perform a number of
TELEPHONE      account transactions automatically using a touch-tone telephone.
SYSTEM         ATS may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN) by calling the special ATS number: 1-800-223-2413.

               PURCHASING SHARES. You may purchase shares in amounts up to $100,000 by telephone by calling 1-800-223-2413. You must have established ATS privileges to link your bank account with the Fund to pay for these purchases.

               EXCHANGING SHARES. With the PIMCO Funds Exchange Privilege, you can exchange shares automatically by telephone from your Fund Link Account to another PIMCO Funds account you have already established by calling 1-800-223-2413. Please refer to "Exchange Privilege" for details.

               REDEMPTIONS. You may redeem shares by telephone automatically by calling 1-800-223-2413 and the Fund will send the proceeds di-rectly to your Fund bank account. Please refer to "How to Redeem" for details.

EXPEDITED
WIRE           If a shareholder has given authorization for expedited wire re-
TRANSFER       demption, shares can be redeemed and the proceeds sent by federal
REDEMPTIONS    wire transfer to a single previously designated bank account. Re-
               quests received by the Trust prior to the close of the Exchange will result in shares being redeemed that day at the next deter-mined net asset value (less any CDSC) and normally the proceeds being sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be de-layed by the Trust for up to 7 days if the Distributor deems it appropriate under then current market conditions. Once authoriza-tion is on file, the Trust will honor requests by any person iden-tifying himself as the owner of an account or the owner's broker by telephone at 1-800-426-0107 or by written instructions. The Trust cannot be responsible for the efficiency of the Federal Re-serve wire system or the shareholder's bank.
               The Trust does not currently charge for wire transfers. The shareholder is responsi-ble for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $2,500. The Trust reserves the right to change this minimum or to terminate the wire redemption privi-lege. Shares purchased by check may not be redeemed by wire trans-fer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be autho-rized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to re-ceive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to PIMCO Funds Distributors LLC, P.O. Box
               5866, Denver, CO 80217-5866. See "How to Buy Shares--Signature
               Guarantee." This redemption option does not ap-ply to shares held in broker "street name" accounts.

CERTIFICATED   To redeem shares for which certificates have been issued, the
SHARES         certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as de-scribed under "How to Buy Shares--Signature Guarantee."
               Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians ("institutional account owners"). The redemption request and stock power must be signed exactly as the account is regis-tered, including indication of any special capacity of the regis-tered owner.

AUTOMATIC      An investor who owns or buys shares of a Fund having a net asset
WITHDRAWAL     value of $10,000 or more may open an Automatic Withdrawal Plan
PLAN           and have a designated sum of money (not less than $100 per Fund)
               paid monthly (or quarterly) to the investor or another person.
               Such a plan may be established by completing the appropriate section of the account application or you may obtain an Automatic
               Withdrawal Plan application from the Distributor or your broker.
               If an Auto-matic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record share-holder or to an address other than the address of record, a signa-ture guarantee is required. See "How to Buy
               Shares--Signature Guarantee." Class A, Class B and Class C shares of any Fund are deposited in a plan account


PIMCO Funds: Multi-Manager Series

                                            November 1, 1998 Prospectus

            and all distributions are reinvested in additional shares of the particular class of the Fund at net asset value. Shares in a plan account are then redeemed at net asset value (less any applicable
            CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See "Alternative Purchase Arrangements--Waiver of Contingent De-ferred Sales Charges."

               Redemptions for the purpose of withdrawals are ordinarily made on the business day preceding the day of payment at that day's closing net asset value and checks are mailed on the day of pay-ment selected by the shareholder. The Transfer Agent may acceler-ate the redemption and check mailing date by one day to avoid weekend delays. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fidu-ciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvanta-geous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through rein-vestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trust or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.

               Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own finan-cial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

REDEMPTIONS The Trust agrees to redeem shares of each Fund solely in cash up
IN KIND to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient man-agement strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the dis-position of the securities received in the distribution.

            Distributor and Distribution and Servicing Plans

            PIMCO Funds Distributors LLC (the "Distributor"), a wholly owned subsidiary of the Adviser, is the principal underwriter of the Trust's shares and in that connection makes distribution and ser-vicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries in connection with the sale of Class B and Class C shares and servicing payments to participating brokers, certain banks and other financial inter-mediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Dis-tributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, partici-pating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year's distribu-tion and servicing fee is generally paid at the time of sale.

            Pursuant to a Distribution Agreement with the Trust, with respect to each Fund's Class A, Class B and Class C shares, the Distribu-tor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            CLASS A SERVICING FEES As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rate of .25% (calcu-lated as a percentage of each Fund's average daily net assets at-tributable to Class A shares).

            CLASS B AND CLASS C DISTRIBUTION AND SERVICING FEES As compensa-tion for services rendered and expenses borne by the Distributor in connection with the distribution of Class B and Class C shares of the Trust, and in connection with personal services rendered to Class B and Class C shareholders of the Trust and the maintenance of Class B and Class C shareholder accounts, the Trust pays the Distributor servicing and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net assets attributable to Class B and Class C shares, respectively):


                      SERVICING DISTRIBUTION
           FUND       FEE       FEE
              ------------------------------
           All Funds  .25%      .75%


               The Class A servicing fees and Class B and Class C distribution and servicing fees paid to the Distributor are made under Distri-bution and Servicing Plans adopted pursuant to Rule 12b-l under the Investment Company Act of 1940, as amended (the "1940 Act"), and are of the type known as "compensation" plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Distribution and Servicing Plans, the fees are payable to compensate the Distributor for services ren-dered even if the amount paid exceeds the Distributor's expenses.

               The distribution fee applicable to Class B and Class C shares may be spent by the Distributor on any activities or expenses pri-marily intended to result in the sale of Class B or Class C shares, respectively, including compensation to, and expenses (in-cluding overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or in-troducing brokers who engage in distribution of Class B or Class C shares, printing of prospectuses and reports for other than exist-ing Class B or Class C shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, Class B and Class C shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder ac-counts, including compensation to, and expenses (including tele-phone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries who aid in the processing of purchase or redemption requests or the processing of dividend pay-ments, who provide information periodically to shareholders show-ing their positions in a Fund's shares, who forward communications from the Trust to shareholders, who render ongoing advice concern-ing the suitability of particular investment opportunities offered by the Trust in light of the shareholders' needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

               Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and ser-vicing efforts relating to the other Funds' shares of the same class. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the


PIMCO Funds: Multi-Manager Series

                                            November 1, 1998 Prospectus

            distribution and/or servicing of a single Fund's shares, and allo-cates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make pay-ments to brokers (and with respect to servicing fees only, to cer-tain banks and other financial intermediaries) of up to the fol-lowing percentages annually of the average daily net assets at-tributable to shares in the accounts of their customers or cli-ents:


              ALL FUNDS(/1/)

                            SERVICING DISTRIBUTION
                            FEE       FEE
              ------------------------------------
           Class A          .25%      N/A
              ------------------------------------
           Class B (/2/)    .25%      None
              ------------------------------------
           Class C
            (purchased
            before July 1,
            1991)           .25%      None
              ------------------------------------
           Class C (/3/)
            (purchased on
            or after July
            1, 1991)        .25%      .65%

            1. Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Ad-visors Funds as/with Funds of the Trust in transactions which took place on January 17, 1997.
            2. Payable only with respect to shares outstanding for one year or more.
            3. Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.

               The Distributor may from time to time pay additional cash bo-
            nuses or other incentives to selected participating brokers in connection with the sale or servicing of Class A, Class B and Class C shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds to-gether or a particular class of shares, during a specific period of time. The Distributor currently expects that such additional bonuses or incentives will not exceed .50% of the amount of any sale. In its capacity as administrator for the Funds, PIMCO Advi-sors may pay participating brokers and other intermediaries for sub-transfer agency and other services.

               If in any year the Distributor's expenses incurred in connec-
            tion with the distribution of Class B and Class C shares and, for Class A, Class B and Class C shares, in connection with the ser-vicing of shareholders and the maintenance of shareholder ac-counts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Dis-tribution and Servicing Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor's expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Distribution and Servicing Plan terminates.

               From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B and Class C shares of the Funds, and in connection with the servicing of Class A, Class B and Class C shareholders of the Funds and the maintenance of Class A, Class B and Class C shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distribu-tor. Class A, Class B and Class C Distribution and Servicing Plans, which are similar to the Trust's current Plans, were in ef-fect prior to January 17, 1997 in respect of series of PIMCO Advi-sors Funds that were predecessors of certain Funds of the Trust. The remaining Funds did not offer Class A, Class B or Class C shares prior to January 17, 1997. As of June 30, 1998, such ex-penses were approximately $11,946,000 in excess of payments under the Class A Plan, $22,563,000 in excess of payments under the Class B Plan and $2,252,000 in excess of payments under the Class C Plan.

            How Net Asset Value Is Determined

            The net asset values of Class A, Class B and Class C shares of each Fund of the Trust will be determined once on each day on which the Exchange is open (a "Business Day"), as of the close of regular trading (normally 4:00 p.m., Eastern time) on the Ex-change. Net asset value will not be determined on days on which the Exchange is closed.

               Portfolio securities and other assets for which market quota-
            tions are readily available are stated at market value. Fixed in-come securities are normally valued on the basis of quotations ob-tained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trad-ing in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Certain fixed income securities for which daily market quo-tations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. All other securities and assets are valued at their fair value as determined in good faith by the Trustees or by persons acting at their direc-tion.

               Quotations of foreign securities in foreign currency are con-
            verted to U.S. dollar equivalents using foreign exchange quota-tions received from independent dealers. The calculation of the net asset value of the International and Precious Metals Funds may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, under the Trust's procedures, the prices of foreign securities are determined using information de-rived from pricing services and other sources. Information that becomes known to the Trust or its agents after the time that net asset value is calculated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur be-tween the time their prices are determined and the close of regu-lar trading on the Exchange (normally 4:00 p.m., Eastern time) may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Adviser or a Portfolio Manager and approved in good faith by the Board of Trustees.

               Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses spe-cially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Class B and Class C shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution fee applicable to the Class B and Class C shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by ap-proximately the amount of the expense accrual differential between a particular Fund's classes.

            Distributions

            Shares begin earning dividends on the day after the date that funds are received by the Trust for the purchase of Class A, Class B and Class C shares. Net investment income from interest and div-idends, if any, will be declared and paid quarterly to sharehold-ers of record by the Balanced, Equity Income, Value and Renais-sance Funds. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the


PIMCO Funds: Multi-Manager Series

                                            November 1, 1998 Prospectus

            Tax-Efficient Equity, Capital Appreciation, Growth, Value 25, Mid-Cap Growth, Target, Small-Cap Value, Opportunity, International, Innovation and Precious Metals Funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently.

               All dividends and/or distributions will be paid in the form of additional shares of the class of shares of the Fund to which the dividends and/or distributions relate or, at the election of the shareholder, of another Fund or other series of the Trust or of PIMCO Funds: Pacific Investment Management Series as described be-low, at net asset value, unless the shareholder elects to receive cash (either paid to shareholders directly or credited to their account with their participating broker). If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distributions will automatically be invested in the Money Market Fund of PIMCO Funds: Pacific Investment Management Series, until such shareholder is located. Dividends paid by each Fund with re-spect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a re-sult of the distribution fee applicable to Class B and Class C shares. There are no sales charges on reinvested dividends.

               Class A, Class B and Class C shareholders of the Trust may elect to invest dividends and/or distributions paid by any Fund in shares of the same class of any other Fund, another series of the Trust (such as a PIMCO Funds Asset Allocation Series portfolio), or a series of PIMCO Funds: Pacific Investment Management Series which offers such class of shares at net asset value. The share-holder must have an account existing in the Fund or series se-lected for investment with the identical registered name and ad-dress and must elect this option on the account application, on a form provided for that purpose or by a telephone request to the Transfer Agent at 1-800-426-0107. For further information on this option, contact your broker or call the Distributor at 1-800-426-0107.

            Taxes

            Each Fund intends to qualify as a regulated investment company an-nually and to elect to be treated as a regulated investment com-pany under the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.

               Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain divi-dends, exempt-interest dividends and dividends that represent a return of capital to shareholders, as ordinary income. In particu-lar, distributions derived from short-term gains will be treated as ordinary income. Dividends designated by a Fund as capital gain dividends derived from the Fund's net capital gains (that is, the excess of its net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gain (generally subject to a 20% tax rate) except as provided by an applicable tax exemption. Any distributions that are not from a Fund's net investment income or net capital gain may be character-ized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders (who oth-erwise are subject to tax on dividends) as though received on De-cember 31 of that year if paid to shareholders during January of the following calendar year. Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them. Dividends derived from interest on certain U.S. Government securi-ties may be exempt from state and local taxes, although interest on mortgage-backed U.S. Government securities may not be so ex-empt. While the Tax-Efficient Equity Fund seeks to minimize tax-able distributions, the Fund may be expected to earn and distrib-ute taxable income and may also be expected to realize and dis-tribute capital gains from time to time.

               Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero-coupon security to accrue as income each year a portion of the discount at which the security was pur-chased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind se-curities will give rise to income which is required to be distrib-uted and is taxable even though the Fund holding the security re-ceives no interest payment in cash on the security during the year. Also, a portion of the yield on certain high yield securi-ties (including certain pay-in-kind securities) issued after July 10, 1989 may be treated as dividends. Accordingly, each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its share-holders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

               Taxable shareholders should note that the timing of their in-
            vestment or redemptions could have undesirable tax consequences. Dividends and distributions on a Fund's shares are generally sub-ject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a re-turn of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses. If shares are redeemed be-fore payment of an exempt-interest dividend, shareholders may re-alize a taxable capital gain, whereas by waiting and receiving the exempt-interest dividend, a portion of their share value would have been received in the form of tax-free income.

               The preceding discussion relates only to federal income tax;
            the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of foreign, state and local income tax laws to Trust dividends and capital gain distributions. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Addi-tional Information.

            Management of the Trust

            The business affairs of the Trust are managed under the direction of the Board of Trustees. Information about the Trustees and the Trust's executive officers may be found in the Statement of Addi-tional Information under the heading "Management of the Trust."

INVESTMENT  PIMCO ADVISORS serves as investment adviser to the Funds pursuant
ADVISER to an investment advisory agreement with the Trust. PIMCO Advisors is a Delaware limited partnership organized in 1987. PIMCO Advi-sors provides investment management and advisory services to pri-vate accounts of institutional and individual clients and to mu-tual funds. Total assets under management by PIMCO Advisors and its subsidiary partnerships as of September 30, 1998 were approxi-mately $225.9 billion. The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Hold-ing LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company con-trolled by the current Managing Directors and two former Managing Directors of Pacific Investment Management. PIMCO Partners, G.P. is the sole general partner of PAH. PIMCO Advisors is governed by a Management Board, which exercises substantially all of the gov-ernance powers of the general partner and serves as the functional equivalent of a board of directors. PIMCO Advisors' address is 800 Newport Center Drive, Newport Beach, California 92660. PIMCO Advi-sors is registered as an investment adviser with the Securities and Exchange Commission. PIMCO Advisors currently has seven sub-sidiary investment adviser partnerships, the following six of which manage one or more of the Funds: Blairlogie, Cadence,

PIMCO Funds: Multi-Manager Series

                                            November 1, 1998 Prospectus

            Columbus Circle, NFJ, Pacific Investment Management and Paramet-ric. On or before March 31, 1999, it is anticipated that PIMCO Ad-visors will sell substantially all of its ownership interest in Blairlogie. See "Portfolio Managers--Blairlogie" below.

               Under the investment advisory agreement, PIMCO Advisors, sub-
            ject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Adviser, the investment of the Funds. PIMCO Advisors also fur-nishes to the Board of Trustees periodic reports on the investment performance of each Fund.

PORTFOLIO
MANAGERS Pursuant to portfolio management agreements, PIMCO Advisors em-ploys Portfolio Managers to provide investment advisory services to all of the Funds. With the exception of Van Eck (which manages the Precious Metals Fund), each Portfolio Manager is an affiliate of PIMCO Advisors. PIMCO Advisors (and not the Funds or the Trust) compensates the Portfolio Managers from its advisory fee. Under these agreements, a Portfolio Manager has full investment discre-tion and makes all determinations with respect to the investment of a Fund's assets, or, for the Balanced Fund, with respect to the portion of the Fund's assets allocated to the Portfolio Manager for investment, and makes all determinations respecting the pur-chase and sale of a Fund's securities and other investments. If a Portfolio Manager ceases to manage the portfolio of a Fund, PIMCO Advisors will either assume full responsibility for the management of that Fund, or retain a new portfolio manager subject to the ap-proval of the Trustees and the Fund's shareholders.

            COLUMBUS CIRCLE manages the Renaissance, Growth, Target, Opportu-nity and Innovation Funds (the "Columbus Circle Funds"). Columbus Circle is an investment management firm organized as a general partnership. Columbus Circle has two partners: PIMCO Advisors as the supervisory partner, and Columbus Circle Investors Management Inc. as the managing partner. Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"), the predecessor investment adviser to Columbus Circle, commenced operations in 1975. Accounts managed by Columbus Circle had combined assets as of September 30, 1998 of approximately $7.8 billion. Columbus Circle's address is Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle is registered as an investment adviser with the Securities and Exchange Commission.

               At the center of Columbus Circle's equity investment strategy is its theory of Positive Momentum & Positive Surprise. This the-ory asserts that a good company doing better than generally ex-pected will experience a rise in its stock price, and conversely, a company falling short of expectations will experience a drop in its stock price. Based on this theory, Columbus Circle attempts to manage the Columbus Circle Funds with a view to investing in grow-ing companies that are surprising the market with business results that are better than anticipated.

               Investment decisions made by Columbus Circle are generally made by one or more committees, although the following individuals have primary responsibility for the noted Columbus Circle Funds. An-thony Rizza is primarily responsible for the day-to-day management of the Growth Fund. Mr. Rizza, a Managing Director of Columbus Circle, has 12 years of investment management experience. He re-ceived his bachelor's degree from the University of Connecticut, and he is a Chartered Financial Analyst. Marc Felman is primarily responsible for the day-to-day management of the Opportunity Fund and Donald A. Chiboucas has secondary responsibility. Mr. Felman, a Managing Director at Columbus Circle, has 10 years of investment management experience. He received his bachelor's degree from Em-ory University and his MBA from the Wharton School of Business. Mr. Chiboucas, a Managing Director of Columbus Circle, has more than 30 years of investment management experience. He received his bachelor's degree and MBA from the University of California, Berkeley, and he is a Chartered Financial Analyst. Amy H. Hogan is primarily responsible for the day-to-day management of the Target Fund. Ms. Hogan, a Managing Director of Columbus Circle, has 13 years of investment management experience. She received her bache-lor's degree and MBA from the University of Wisconsin, and she is a Chartered Financial Analyst. Anthony Rizza (see above) and Den-nis P. McKechnie are primarily responsible for the day-to-day man-agement of the Innovation Fund. Mr. McKechnie, a research analyst at

            Columbus Circle, has 7 years of investment management experience. He received his bachelor's degree from Purdue University and his MBA from Columbia University. Clifford G. Fox is primarily respon-sible for the day-to-day management of the Renaissance Fund. Mr. Fox, a Managing Director of Columbus Circle, has 17 years of in-vestment management experience. He received his bachelor's degree from the University of Pennsylvania and his MBA from New York Uni-versity, and he is a Chartered Financial Analyst.

            CADENCE manages the Capital Appreciation and Mid-Cap Growth Funds, as well as a portion of the Common Stock Segment of the Balanced Fund (the "Cadence Funds"). Cadence is an investment management firm organized as a general partnership. Cadence has two partners:
            PIMCO Advisors as the supervisory partner, and Cadence Capital Management Inc. as the managing partner. Cadence Capital Manage-ment Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had com-bined assets as of September 30, 1998 of approximately $6.1 bil-lion. Cadence's address is Exchange Place, 53 State Street, Bos-ton, Massachusetts 02109. Cadence is registered as an investment adviser with the Securities and Exchange Commission.

               David B. Breed, William B. Bannick, Katherine A. Burdon and Pe-
            ter B. McManus are primarily responsible for the day-to-day man-agement of the Cadence Funds. Mr. Breed is a Managing Director, the Chief Executive Officer, and a founding partner of Cadence, and has 25 years' investment management experience. He has been the driving force in developing the firm's growth-oriented stock screening and selection process and has been with Cadence or its predecessor since its inception. Mr. Breed graduated from the Uni-versity of Massachusetts and received his MBA from the Wharton School of Business. He is a Chartered Financial Analyst. Mr. Bannick is a Managing Director and Executive Vice President of Ca-dence and has 13 years' investment management experience. He pre-viously served as Executive Vice President of George D. Bjurman & Associates and as Supervising Portfolio Manager of Trinity Invest-ment Management Corporation. Mr. Bannick joined the predecessor of Cadence in 1992. He graduated from the University of Massachusetts and received his MBA from Boston University. Mr. Bannick is a Chartered Financial Analyst. Ms. Burdon is a Managing Director and Portfolio Manager of Cadence and has 10 years' investment man-agement experience. She previously served as a Vice President and Portfolio Manager of The Boston Company. Ms. Burdon joined the predecessor of Cadence in 1993. She graduated from Stanford Uni-versity and received a Master of Science degree from Northeastern University. Ms. Burdon is a Chartered Financial Analyst and Certi-fied Public Accountant. Mr. McManus is Director of Fund Management of Cadence and has 21 years' investment management experience. He previously served as a Vice President of Bank of Boston. Mr. Mc-Manus joined Cadence in 1994. He graduated from the University of Massachusetts, and he is certified as a Financial Planner.

            NFJ manages the Equity Income, Value, Value 25 and Small-Cap Value Funds, as well as a portion of the Common Stock Segment of the Balanced Fund. NFJ is an investment management firm organized as a general partnership. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management Inc. as the managing part-ner. NFJ Investment Group, Inc., the predecessor investment ad-viser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of September 30, 1998 of approximately $2.2 billion. NFJ's address is 2121 San Jacinto, Suite 1840, Dal-las, Texas 75201. NFJ is registered as an investment adviser with the Securities and Exchange Commission.

               Chris Najork and Benjamin Fischer are responsible for the day-
            to-day management of the Equity Income Fund and the portion of the Common Stock Segment of the Balanced Fund allocated to NFJ. Mr. Najork is a Managing Director and a founding partner of NFJ and has 30 years' experience encompassing equity research and portfo-lio management. He received his bachelor's degree and MBA from Southern Methodist University, and he is a Chartered Financial An-alyst. Mr. Fischer is a Managing Director and a founding partner of NFJ and has 32 years' experience encompassing equity research and portfolio management. He received his bachelor's degree from Oklahoma University and his MBA from the New York University Grad-uate School of Business. He is a Chartered Financial Analyst.

PIMCO Funds: Multi-Manager Series

                                            November 1, 1998 Prospectus

            Messrs. Najork, Fischer and Paul A. Magnuson are primarily respon-sible for the day-to-day management of the Value Fund and the Small-Cap Value Fund. Mr. Magnuson, a research analyst at NFJ, has 13 years' experience in equity research and portfolio management. He received his bachelor's degree in Finance from the University of Nebraska-Lincoln. Messrs. Najork, Fischer and Cliff Hoover are primarily responsible for the day-to-day management of the Value 25 Fund. Mr. Hoover is a principal at NFJ and has 24 years' expe-rience in portfolio management and banking. He received his bache-lor's degree and MBA from Texas Tech University. He is a Chartered Financial Analyst.

            BLAIRLOGIE manages the International Fund. Blairlogie is an in-vestment management firm, organized as a limited partnership under the laws of the United Kingdom, with two general partners and one limited partner. The general partners are PIMCO Advisors, which serves as the supervisory partner, and Blairlogie Holdings Limit-ed, a wholly owned subsidiary of PIMCO Advisors, which serves as the managing partner. The limited partner is Blairlogie Partners L.P., a limited partnership, the general partner of which is Pa-cific Asset Management LLC (a subsidiary of Pacific Life Insurance Company), and the limited partners of which are the principal ex-ecutive officers of Blairlogie Capital Management. Blairlogie Cap-ital Management Ltd., the predecessor investment adviser to Blairlogie, commenced operations in 1992. Accounts managed by Blairlogie had combined assets as of September 30, 1998 of approx-imately $700 million. Blairlogie's address is 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland. Blairlogie is regis-tered as an investment adviser with the Securities and Exchange Commission in the United States and with the Investment Management Regulatory Organisation in the United Kingdom.

               James Smith is primarily responsible for the day-to-day manage-
            ment of the International Fund. Mr. Smith is a Managing Director and the Chief Investment Officer of Blairlogie and is responsible for managing an investment team of six professionals who, in turn, specialize in selection of stocks within Europe, Asia, and the Americas, and in currency and derivatives. He previously served as a Senior Portfolio Manager at Murray Johnstone in Glasgow, Scotland, responsible for international investment management for North American clients, and at Schroder Investment Management in London. Mr. Smith received his bachelor's degree in Economics from London University and his MBA from Edinburgh University. He is an Associate of the Institute of Investment Management and Research.

               It is anticipated that PIMCO Advisors will sell substantially all of its ownership interest in Blairlogie to Alleghany Asset Management, Inc. on or before March 31, 1999 (the "Blairlogie Transaction"). The Blairlogie Transaction is subject to a number of conditions. PIMCO Advisors has determined to terminate its portfolio management agreement with Blairlogie with respect to the International Fund, effective on or about the date of the Blairlogie Transaction. Under the Trust's investment advisory agreement, PIMCO Advisors would then assume full responsibility for managing the International Fund's portfolio. This Prospectus will be supplemented or revised if these events do not occur sub-stantially in accordance with the schedule outlined above.

            PACIFIC INVESTMENT MANAGEMENT manages the Fixed Income Securities Segment of the Balanced Fund. Pacific Investment Management is an investment management firm organized as a general partnership. Pa-cific Investment Management has two partners: PIMCO Advisors as the supervisory partner, and PIMCO Management, Inc. as the manag-ing partner. Pacific Investment Management Company, the predeces-sor investment adviser to Pacific Investment Management, commenced operations in 1971. Pacific Investment Management had approxi-mately $148.1 billion of assets under management as of September 30, 1998. Pacific Investment Management's address is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. Pacific Investment Management is registered as an investment adviser with the Securities and Exchange Commission and as a commodity trading adviser with the CFTC.

               William H. Gross is responsible for the day-to-day management of the Fixed Income Securities Segment of the Balanced Fund. Mr. Gross is a founder and a Managing Director of Pacific Investment Management and has been associated with Pacific Investment Manage-ment or its predecessor for more than 28 years. He has extensive investment experience in both credit research and fixed income portfolio management. He received his bachelor's degree from Duke University and his MBA from UCLA Graduate School of Business. Mr. Gross is a Chartered Financial Analyst and a member of The Los An-geles Society of Financial Analysts.

            PARAMETRIC manages the Tax-Efficient Equity Fund. Parametric is an investment management firm organized as a general partnership. Parametric has two partners: PIMCO Advisors as the supervisory partner, and Parametric Management Inc. as the managing partner. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Accounts man-aged by Parametric had combined assets as of September 30, 1998 of approximately $2.8 billion. Parametric's address is 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090. Paramet-ric is registered as an investment adviser with the Securities and Exchange Commission and as a commodity trading adviser with the CFTC.

               David Stein, Tom Seto and Cliff Quisenberry are primarily re-
            sponsible for the day-to-day management of the Tax-Efficient Eq-uity Fund. Mr. Stein is a Managing Director of Parametric and has been associated with Parametric since June of 1996. He also di-rects research and product development for Parametric. Mr. Stein graduated with bachelor's and master's degrees in Applied Mathe-matics from the University of Witwatersrand, South Africa, and re-ceived a Ph.D. in Applied Mathematics from Harvard University. Prior to joining Parametric, Mr. Stein served as the Director of Investment Research at GTE Investment Management, Director of Ac-tive Equity Strategies at the Vanguard Group, and Director of Quantitative Portfolio Management and Research at IBM. Mr. Seto is a Vice President of Parametric and has 7 years of experience in managing structured equity portfolios. Prior to joining Paramet-ric, he served as the Head of U.S. Equity Index Investments at Barclays Global Investors. Mr. Seto graduated from the University of Washington with a bachelor's degree in Electrical Engineering, and from the University of Chicago with an MBA in Finance. Mr. Quisenberry is a Vice President of Parametric and has been with Parametric since 1994. He previously served as a Vice President and Portfolio Manager at Cutler & Co., and as a Security Analyst and Portfolio Manager at Fred Alger Management. Mr. Quisenberry graduated from Yale University with a bachelor's degree in Econom-ics. He is a Chartered Financial Analyst.

            VAN ECK is an unaffiliated investment adviser that manages the Precious Metals Fund. Van Eck is a Delaware corporation which, to-gether with its affiliates, provides investment advisory services to other mutual funds and to private accounts. Van Eck is con-trolled by John C. van Eck who, along with members of his immedi-ate family, owns 100% of the stock of Van Eck. Accounts managed by Van Eck had combined assets as of September 30, 1998 of approxi-mately $1.2 billion. Van Eck's address is 99 Park Avenue, New York, NY 10001. Van Eck is registered as an investment adviser with the Securities and Exchange Commission.

               Henry J. Bingham, Executive Managing Director of Van Eck, has
            served as the portfolio manager responsible for the day-to-day management of the Precious Metals Fund since the Fund commenced operations.

            Registration as an investment adviser with the Securities and Ex-change Commission does not involve supervision by the Securities and Exchange Commission over investment advice, and registration with the CFTC as a commodity trading adviser does not involve su-pervision by the CFTC over commodities trading. The portfolio man-agement agreements are not exclusive, and Columbus Circle, Ca-dence, NFJ, Blairlogie, Pacific Investment Management, Parametric and Van Eck may provide, and currently are providing, investment management services to other clients, including other investment companies.

FUND
ADMINISTRATOR
            PIMCO Advisors also serves as administrator (the "Administrator") for the Funds' Class A, Class B and Class C shares pursuant to an administration agreement with the Trust. The Administrator pro-vides or procures administrative services for Class A, Class B and Class C shareholders of the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to the Funds' shareholders and regulatory filings. The Administrator has retained Pacific Investment Management to provide such services as sub-administrator. The Administrator and/or the sub-administrator may also retain other affiliates to provide certain of these serv-ices. In addition, the Administrator, at its own expense, arranges for the provision of legal,

PIMCO Funds: Multi-Manager Series

                                            November 1, 1998 Prospectus
            audit, custody, transfer agency (including sub-transfer agency and other administrative services) and other services necessary for the ordinary operation of the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.

               The Funds (and not the Administrator) are responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, Pacific Investment Management, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of bor-rowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Adviser, any Portfolio Manager, or the Trust, and any counsel retained ex-clusively for their benefit; (vi) extraordinary expenses, includ-ing costs of litigation and indemnification expenses; (vii) ex-penses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allo-cable to a specific class of shares, which include distribution and/or service fees payable with respect to Class A, Class B and Class C shares, and may include certain other expenses as permit-ted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, subject to review and approval by the Trustees.

            The Funds feature fixed advisory and administrative fees. For pro-viding or arranging for the provision of investment advisory serv-ices to the Funds as described above, PIMCO Advisors receives monthly fees from each Fund at an annual rate based on the average daily net assets of the Fund as follows:
ADVISORY
AND
ADMINISTRATIVE
FEES


                                    ADVISORY
           FUND                     FEE RATE
              ------------------------------
           Balanced, Equity
            Income, Value, Tax-
            Efficient Equity,
            Capital Appreciation
            and Mid-Cap Growth
            Funds                   .45%
              ------------------------------
           Growth and Value 25
            Funds                   .50%
              ------------------------------
           Target and Interna-
            tional Funds            .55%
              ------------------------------
           Renaissance, Small-Cap
            Value and Precious
            Metals Funds            .60%
              ------------------------------
           Opportunity and Innova-
            tion Funds              .65%


               For providing or procuring administrative services to the Funds as described above, the Administrator receives monthly fees from each Fund at an annual rate based on the average daily net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares as follows:


                                 ADMINISTRATIVE
           FUND                  FEE RATE
              ------------------------------------------------------------
           Precious Metals Fund  .45% of first $2.5 billion
                                 .40% of amounts in excess of $2.5 billion
              ------------------------------------------------------------
           International Fund    .65% of first $2.5 billion
                                 .60% of amounts in excess of $2.5 billion
              ------------------------------------------------------------
           All Other Funds       .40% of first $2.5 billion
                                 .35% of amounts in excess of $2.5 billion

               The investment advisory, administration and sub-administration agreements for the Funds may be terminated by the Trustees, or by PIMCO Advisors or Pacific Investment Management (as the case may be) on 60 days' written notice. In addition, these agreements may be terminated with regard to the Renaissance, Growth, Target, Op-portunity, International, Innovation and Precious Metals Funds by a majority of the Trustees that are not interested persons of the Trust, PIMCO Advisors, or Pacific Investment Management (as the case may be) on 60 days' written notice. Following their ini-tial terms, the agreements will continue from year-to-year if ap-proved by the Trustees.

                Pursuant to the portfolio management agreements between the Ad-
             viser and each of the Portfolio Managers, PIMCO Advisors (and not the Funds or the Trust) pays each Portfolio Manager a fee based on a percentage of the average daily net assets of a Fund as follows:
             Columbus Circle--.38% for the Renaissance Fund, .34% for the Growth Fund, .36% for the Target Fund, .48% for the Opportunity Fund and .38% for the Innovation Fund; Cadence--.35% for the Capi-tal Appreciation Fund, .35% for the Mid-Cap Growth Fund and .35% for the portion of the Common Stock Segment of the Balanced Fund allocated to Cadence; NFJ--.35% for the Equity Income Fund, .35% for the Value Fund, .40% for the Value 25 Fund, .50% for the Small-Cap Value Fund and .35% for the portion of the Common Stock Segment of the Balanced Fund allocated to NFJ; Blairlogie--.40% for the International Fund; Pacific Investment Management-- .25% for the Fixed Income Securities Segment of the Balanced Fund; Par-ametric--.35% for the Tax-Efficient Equity Fund; and Van Eck--.35% for the Precious Metals Fund.

PORTFOLIO    Pursuant to the portfolio management agreements, a Portfolio Man-
TRANSACTIONS ager places orders for the purchase and sale of portfolio invest-
             ments for a Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Portfolio Managers will seek the best price and execution of the Fund's orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The Portfolio
             Managers also may consider sales of shares of the Trust as a fac-tor in the selection of broker-dealers to execute portfolio trans-actions for the Trust.

                Some securities considered for investment by the Funds may also be appropriate for other clients served by the Portfolio Managers. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by a Portfolio Manager is considered at or about the same time, trans-actions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Portfolio Manager. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. As a result, larger Funds may become more concentrated in more liquid securi-ties than smaller Funds or private accounts of a Portfolio Manager pursuing a small capitalization investment strategy, which could adversely affect performance. A Portfolio Manager may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expense are averaged either for the particular transaction or for that day.

             Description of the Trust

CAPITALIZATION

             The Trust was organized as a Massachusetts business trust on Au-gust 24, 1990, and currently consists of twenty-eight portfolios that are operational, fifteen of which are described in this Pro-spectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfo-lios in the future. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.

                Under Massachusetts law, shareholders could, under certain cir-
             cumstances, be held liable for the obligations of the Trust. How-ever, the Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") of the Trust disclaims share-holder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obliga-tion or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnifica-tion out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder

PIMCO Funds: Multi-Manager Series

                                            November 1, 1998 Prospectus
            incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

            In addition to Class A, Class B and Class C shares, certain Funds
MULTIPLE    also offer Class D, Institutional Class and Administrative Class
CLASSES OF  shares through separate prospectuses. See "Alternative Purchase
SHARES      Arrangements." These other classes of shares of the Funds may have different sales charges and expense levels, which will affect per-formance accordingly. This Prospectus relates only to Class A, Class B and Class C shares of the Funds.

               Class A, Class B and Class C shares of each Fund represent in-
            terests in the assets of that Fund, and each class has identical dividend, liquidation and other rights and the same terms and con-ditions, except that expenses related to the distribution and shareholder servicing of Class A, Class B and Class C shares are borne solely by such class and each class may, at the Trustees' discretion, also pay a different share of other expenses, not in-cluding advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actu-ally incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in rela-tion to the net asset value of the particular Fund.

VOTING Each class of shares of each Fund has identical voting rights, ex-cept that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any Distribu-tion and Servicing Plan or agreement applicable only to that class. These shares are entitled to vote at meetings of sharehold-ers. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have de-termined that the matter does not affect all Funds, then only shareholders of the Fund or Funds affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote to-gether, except with respect to a Distribution and Servicing Plan or agreement applicable to a class of shares or when a class vote is required as specified above or otherwise by the 1940 Act. Shares are freely transferable, are entitled to dividends as de-clared by the Trustees and, in liquidation of the Trust, are enti-tled to receive the net assets of their Fund, but not of the other Funds. The Trust does not generally hold annual meetings of share-holders and will do so only when required by law. Shareholders may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Such a meeting will be called at the written request of the holders of 10% of the Trust's outstanding shares.

               Shares entitle their holders to one vote per share (with pro-
            portionate voting for fractional shares). As of October 13, 1998, the following were shareholders of record of at least 25% of the outstanding voting securities of the indicated Fund: PIMCO Advi-sors L.P. (Newport Beach, California), the Trust's investment ad-viser and administrator, with respect to the Tax-Efficient Equity and Value 25 Funds; and Merrill Lynch, Pierce, Fenner & Smith Inc. (Jacksonville, Florida) with respect to the Target Fund. To the extent a shareholder is also the beneficial owner of such shares, the shareholder may be deemed to control (as that term is defined in the 1940 Act) the Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).

            Mailings to Shareholders

            To reduce the volume of mail shareholders receive, it is antici-pated that only one copy of most Trust reports, such as the Trust's annual reports, will be mailed to a shareholder's house-hold (same surname, same address). A shareholder may call 1-800-426-0107 if additional shareholder reports are desired.

          ---------------------------------------------------------------------
PIMCO
FUNDS:    INVESTMENT ADVISER AND ADMINISTRATOR
          PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach, CA
MULTI-    92660
MANAGER   ---------------------------------------------------------------------
SERIES    PORTFOLIO MANAGERS

          Columbus Circle Investors, Cadence Capital Management, NFJ Invest-ment Group, Blairlogie Capital Management, Pacific Investment Man-agement Company, Parametric Portfolio Associates, Van Eck Associates Corporation
          ---------------------------------------------------------------------
          DISTRIBUTOR
          PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT
          06902
          ---------------------------------------------------------------------
          CUSTODIAN
          Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105
          ---------------------------------------------------------------------
          SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT
          Shareholder Services, Inc., P.O. Box 5866, Denver, CO 80217
          ---------------------------------------------------------------------
          INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

          ---------------------------------------------------------------------
          LEGAL COUNSEL
          Ropes & Gray, One International Place, Boston, MA 02110
          ---------------------------------------------------------------------
          For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.pimcofunds.com.

                           PIMCO Funds is on the Web

                              www.pimcofunds.com

A Partial List of      PIMCO Funds Distributors
What's Available:      LLC is pleased to announce
                       the launch of its Web site.
Daily Manager          You and your financial advisor
Commentary             now have around-the-clock                     [ARTWORK]                         [ARTWORK]
                       access to the most timely and
Fund Manager Bios      comprehensive information
                       available on all of the PIMCO
Current and            Funds. In addition, the site        Investment Insight                 Resources
Historical Fund        includes daily commentary           The Investment Insight sec-        Our Resources section features
Performance            from our fund managers, with        tion provides an overview of       a variety of useful information,
                       insights on the economy and         six investment management          including:
Lipper Rankings        other factors affecting the         firms under the PIMCO
                       stock and bond markets.             Advisors L.P. umbrella. You'll     [_] an on-line document library
Morningstar Ratings                                        find an explanation of each        with applications and forms
                                                           firm's investment process,         that you can view and print
Listing of Fund                                            biographies of the investment
Porfolio Holdings                                          team, manager updates and          [_] a literature-by-mail "catalog,"
                                                           more.                              so you can order free materials
Risk Analysis
                             [ARTWORK]
Daily Share Prices                                                                            [_] information about our
                                                                                              convenient shareholder
Downloadable                                                                                  services, such as Auto-Invest,
Literature Section                                                                            Fund Link and our 24-Hour
                                                                                              Telephone Information System
On-line Literature     You'll find the site to be                  [ARTWORK]
Requests               informative and easy-to-use.                                           [_] a listing of the features and
                       It's divided into three                                                benefits of the retirement plans
Resources for          main sections: Investment                                              offered by PIMCO Funds
Investment             Insight, Fund Information and
Professionals          Resources. And there are            Fund Information                   [_] a feature--"My Portfolio"--
                       several functions that can help     In the Fund Information            which enables you to track
                       you navigate your way around        section you'll access detailed     your portfolio (including
                       the site. We can be found           profiles of all the PIMCO          PIMCO Funds, other funds,
                       on the Worldwide Web at             Funds, including current and       stocks, futures and options),
                       www.pimcofunds.com.                 historical performance, Lipper     get detailed stock quotes and
                                                           rankings and Morningstar           more.
                                                           ratings. Additionally, we
                                                           provide a summary of a fund's      Questions?
                                                           portfolio--complete with           We're sure you'll find the
                                                           risk analysis data. You can        PIMCO Funds Web site to be
                                                           also obtain daily fund share       an invaluable tool. If you have
                                                           prices. Please read the relevant   any questions about the site,
                                                           prospectus carefully before you    call us at 1-800-426-0107.
                                                           invest in any PIMCO Fund.          Or, use the e-mail feature of
                                                                                              the site to contact us.


                                                           [LOGO OF PIMCO FUNDS]

                       PIMCO FUNDS: MULTI-MANAGER SERIES

                       Supplement Dated November 1, 1998
                                     to the
                        Prospectus for Class A, Class B
                   and Class C Shares Dated November 1, 1998

                             Disclosure relating to
                     PIMCO International Developed Fund and
                          PIMCO Emerging Markets Fund

--------------------------------------------------------------------------------
This document supplements the PIMCO Funds: Multi-Manager Series (the "Trust") Prospectus for Class A, Class B and Class C Shares dated November 1, 1998 (the "Retail Prospectus").
--------------------------------------------------------------------------------


     In addition to the diversified investment portfolios described in the Retail Prospectus, the Trust also offers Class A, Class B and Class C Shares of PIMCO International Developed Fund and PIMCO Emerging Markets Fund (the "Funds"). Existing Class A, B and C shareholders of the Funds and participants in certain qualified benefit plans that own Class A, B or C shares of the Funds as of November 1, 1998 may purchase additional shares. Otherwise, Class A, B and C shares of the Funds are not available for investment or exchanges. See "Purchase, Redemption and Exchange Information" below.


1.   Schedule of Fees (applicable to both Funds).

Shareholder Transaction Expenses:
                                                              Class A   Class B  Class C
                                                               Shares   Shares   Shares
                                                              --------  -------  -------
Maximum initial sales charge imposed on purchases                5.50%  None     None
   (as a percentage of offering price at time of purchase)

Maximum sales charge imposed on reinvested dividends          None      None     None
   (as a percentage of offering price at time of purchase)

Maximum contingent deferred sales charge ("CDSC")             1%/(1)/   5%/(2)/  1%/(3)/
   (as a percentage of original purchase price)

Exchange Fee                                                  None      None     None
-----------------------------

1. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase. See "Alternative Purchase Arrangements" in the Retail Prospectus.

2. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Alternative Purchase Arrangements -- Deferred Sales Charge Alternative -- Class B Shares" in the Retail Prospectus.

3. The CDSC on Class C shares is imposed only on shares redeemed in the first year.


                                                              Example: You would pay the
Class A Shares                                                following expenses on a     Example:  You would pay
                            Annual Fund                       $1,000 investment assuming  the following expenses on
                            Operating Expenses                (1) 5% annual return and    a $1,000 investment
                            (As a percentage of average       (2) redemption at the end   assuming (1) 5% annual
                            net assets):                      of each time period:        return and (2) no redemption:
-----------------------------------------------------------------------------------------------------------------------
                                                    Total
                                   Admini-          Fund
                         Advisory  strative 12b-1   Operating  1     3      5      10      1     3      5      10
Fund                       Fees     Fees(1) Fees(2) Expenses  Year  Years  Years   Years  Year  Years  Years  Years
-------------------------------------------------------------------------------------------------------------------
International Developed      .60%    .65%    .25%    1.50%    $69   $100   $132   $224    $69   $100   $132   $224

Emerging Markets             .85     .65     .25     1.75       72    107    145   250      72    107    145    250
-------------------------------------------------------------------------------------------------------------------

                                                              Example: You would pay the
                                                              following expenses on a     Example:  You would pay
Class B Shares              Annual Fund                       $1,000 investment assuming  the following expenses on
                            Operating Expenses                (1) 5% annual return and    a $1,000 investment
                            (As a percentage of average       (2) redemption at the end   assuming (1) 5% annual
                            net assets):                      of each time period:        return and (2) no redemption:
------------------------------------------------------------------------------------------------------------------------
                                                    Total
                                   Admini-          Fund
                         Advisory  strative 12b-1   Operating  1     3      5      10      1     3      5      10
Fund                       Fees     Fees(1) Fees(2) Expenses  Year  Years  Years   Years  Year  Years  Years  Years
------------------------------------------------------------------------------------------------------------------------
International Developed      .60%    .65%   1.00%   2.25%     $73   $100   $140   $230    $23   $70    $120   $230

Emerging Markets             .85     .65     1.00   2.50       75    108    153    256      25   78     133    256
------------------------------------------------------------------------------------------------------------------------

                                                              Example: You would pay the
                                                              following expenses on a     Example:  You would pay
Class B Shares              Annual Fund                       $1,000 investment assuming  the following expenses on
                            Operating Expenses                (1) 5% annual return and    a $1,000 investment
                            (As a percentage of average       (2) redemption at the end   assuming (1) 5% annual
                            net assets):                      of each time period:        return and (2) no redemption:
------------------------------------------------------------------------------------------------------------------------
                                                    Total
                                   Admini-          Fund
                         Advisory  strative 12b-1   Operating  1     3      5      10      1     3      5      10
Fund                       Fees     Fees(1) Fees(2) Expenses  Year  Years  Years   Years  Year  Years  Years  Years
------------------------------------------------------------------------------------------------------------------------
International Developed      .60%    .65%   1.00%   2.25%     $33   $70    $120   $258    $23   $70    $120   $258

Emerging Markets             .85     .65     1.00   2.50       35    78     133    284     25     78    133    284
------------------------------------------------------------------------------------------------------------------------



1. The Administrative Fees for each Fund are subject to reduction to the extent that the average net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion. See "Management of the Trust -- Advisory and Administrative Fees" below.

2. 12b-1 fees which are equal to .25% represent servicing fees which are paid annually to the Distributor and repaid to participating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans" in the Retail Prospectus.

The purpose of the foregoing tables is to assist investors in understanding the various costs and expenses of the Trust that are borne directly or indirectly by Class A, Class B and Class C shareholders of the Funds. The Examples for Class A shares assume payment of the current maximum applicable sales load. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder of a Fund may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

NOTE: THE FIGURES SHOWN IN THE EXAMPLES ARE ENTIRELY HYPOTHETICAL. THEY ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EXPENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.

2.   Financial Highlights.

     The following financial highlights present certain information and ratios as well as performance information for the Funds. The information provided below is included in the June 30, 1998 PIMCO Funds Annual Report (relating to Class A, B and C shares) and has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is also included in such Annual Report. The Annual Report is incorporated by reference in the Statement of Additional Information and may be obtained without charge from the Distributor. Financial Statements and related notes are also incorporated by reference in the Statement of Additional Information.

                                                                             Total                     Dividends
                             Net Asset                     Net Realized/     Income       Dividends    in Excess
                             Value        Net              Unrealized Gain   From         From Net     of Net
Selected Per Share Data      Beginning    Investment       (Loss) on         Investment   Investment   Investment
for the Period Ended:        of Period    Income (Loss)    Investments       Operations   Income       Income
--------------------------------------------------------------------------------------------------------------------
International Developed Fund
--------------------------------------------------------------------------------------------------------------------
Class A
   06/30/98                     $13.08    $  0.18 (a)        $  1.68 (a)       $   1.86     $(0.10)        $0.00
   01/20/97 - 06/30/97           11.71       0.09 (a)           1.28 (a)           1.37       0.00          0.00

Class B
   06/30/98                      13.06       0.01 (a)           1.71 (a)           1.72      (0.06)         0.00
   01/20/97 - 06/30/97           11.71       0.06 (a)           1.29 (a)           1.35       0.00          0.00

Class C
   06/30/98                      13.06       0.02 (a)           1.71 (a)           1.73      (0.06)       0.00
   01/20/97 - 06/30/97           11.71       0.06 (a)           1.29 (a)           1.35       0.00        0.00

Emerging Markets Fund

Class A
   06/30/98                     $13.94  $    0.03 (a)     $    (3.85)(a)       $  (3.82)    $ 0.00       $0.00
   01/20/97 - 06/30/97           12.82       0.09 (a)           1.03 (a)           1.12       0.00        0.00

Class B
   06/30/98                      13.89      (0.06)(a)          (3.81)(a)          (3.87)      0.00        0.00
   01/20/97 - 06/30/97           12.82       0.03 (a)           1.04 (a)           1.07       0.00        0.00

Class C
   06/30/98                      13.89      (0.06)(a)          (3.81)(a)          (3.87)      0.00        0.00
   01/20/97 - 06/30/97           12.82       0.04 (a)           1.03 (a)           1.07       0.00        0.00


                            Dributions   Distributions
                            From Net     in Excess
                            Realized     of Net          Distributions
Selected Per Share Data     Capital      Realized        from
for the Period Ended:       Gains        Capital Gains   Equalization
---------------------------------------------------------------------
International Developed Fund
---------------------------------------------------------------------
Class A
      06/30/98                 $(0.58)          $0.00           $0.00
      01/20/97 - 06/30/97        0.00            0.00            0.00

Class B
   06/30/98                     (0.58)           0.00            0.00
   01/20/97 - 06/30/97           0.00            0.00            0.00

Class C
   06/30/98                     (0.58)           0.00            0.00
   01/20/97 - 06/30/97           0.00            0.00            0.00

Emerging Markets Fund

Class A
   06/30/98                    $ 0.00           $0.00           $0.00
   01/20/97 - 06/30/97           0.00            0.00            0.00

Class B
   06/30/98                      0.00            0.00            0.00
   01/20/97 - 06/30/97           0.00            0.00            0.00

Class C
   06/30/98                      0.00            0.00            0.00
   01/20/97 - 06/30/97           0.00            0.00            0.00









                                                                                                            Ratio of Net
                                                                                                Ratio of    Investment
                            Tax Basis                      Net Asset             Net Assets      Expenses    Income (Loss) Portfolio
Selected Per Share Data     Return of     Total            Value End    Total    End of          to Average  to Average    Turnover
for the Period Ended:       Capital       Distributions    of Period    Return   Period (000s)   Net Assets  Net Assets    Rate
------------------------------------------------------------------------------------------------------------------------------------

International Developed Fund

Class A
    06/30/98              $   0.00        $    (0.68)      $   14.26     15.49 %  $   1,061         1.57%        1.38%       60%
    01/20/97 - 06/30/97       0.00              0.00           13.08     11.70          318         1.54*        1.74*       77


Class B
    06/30/98                  0.00             (0.64)          14.14     14.32        2,902         2.25         0.08        60
    01/20/97 - 06/30/97       0.00              0.00           13.06     11.53        1,123         2.28*        1.08*       77


Class C
    06/30/98                  0.00             (0.64)          14.15     14.38        6,363         2.25         0.19        60
    01/20/97 - 06/30/97       0.00              0.00           13.06     11.53        2,526         2.28*        1.07*       77


Emerging Markets Fund

Class A
    06/30/98               $  0.00        $     0.00        $  10.12    (27.40)%  $     426         1.78%        0.25 %      52%
    01/20/97 - 06/30/97       0.00              0.00           13.94      8.74          214         1.89*        1.52*       74


Class B
    06/30/98                  0.00              0.00           10.02    (27.86)         384         2.54        (0.51)       52
    01/20/97 - 06/30/97       0.00              0.00           13.89      8.35          308         2.62*        0.47*       74


Class C
    06/30/98                  0.00              0.00           10.02    (27.86)       1,169         2.54        (0.54)       52
    01/20/97 - 06/30/97       0.00              0.00           13.89      8.35        1,833         2.63*        0.66*       74


*Annualized
(a) Per share amounts based upon average number of shares outstanding during the period.

3.  Investment Objectives and Policies.

  The investment objective and general investment policies of the Funds are described below. There can be no assurance that the investment objective of either Fund will be achieved. Because the market value of the Funds' investments will change, the net asset value per share of the Funds also will vary. The investment objective of each of the International Developed and Emerging Markets Funds is fundamental and may not be changed without shareholder approval by vote of a majority of the outstanding shares of the Fund.

INTERNATIONAL DEVELOPED FUND seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of international equity securities. The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index ("EAFE Index") is used as a basis for choosing the countries in which the Fund invests. However, the Fund is not limited to the countries and weightings of the EAFE Index. Under normal market conditions, the Fund will invest no more than 35% of its assets in securities issued by companies located in countries that the Portfolio Manager determines, on the basis of market capitalization, liquidity, and other considerations, to have underdeveloped securities markets. The Portfolio Manager applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors) and performance relative to the industry, price to earnings ratios, and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase and also provides a sell discipline for fully valued securities. In selecting securities, the Portfolio Manager considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.

  For purposes of allocating the Fund's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.

  Most of the international equity securities in which the Fund invests will be traded in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the EAFE Index. Such foreign currency transactions may include forward foreign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. Up to 10% of the Fund's assets may be invested in the securities of other investment companies. The Fund may sell (write) call and put options. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment
purposes.   For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments--Index Futures" in the Retail Prospectus. The Fund may also engage in equity index swap transactions.

  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities" in the Retail Prospectus.

  Currently, the Portfolio Manager for the International Developed Fund is Blairlogie Capital Management ("Blairlogie"). It is anticipated that the International Developed Fund will reorganize as a series of another mutual fund family on or before March 31, 1999 and thereafter would not be offered as a series of the Trust. Please see the Note under "Management of the Trust" below for details.


EMERGING MARKETS FUND seeks long-term growth of capital. The Fund invests primarily in common stocks of companies located in countries identified as emerging market countries. The Morgan Stanley Capital International Emerging Markets Free Index ("MSCI Free Index") and the International Finance Corporation Emerging Markets Index ("IFC Index") are used as the bases for choosing the countries in which the Fund invests. However, the Fund is not limited to the countries and weightings of these indexes. The Portfolio Manager applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors), and performance relative to the industry, price to earnings ratios, and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase as well as provides a sell discipline for fully valued securities. In selecting securities, the Portfolio Manager considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.

  For purposes of implementing its investment objective, the Fund invests primarily in some or all of the following emerging market countries (this list is not exclusive):

Argentina          Greece        Jordan        Poland        Sri Lanka
Brazil             Hong Kong     Malaysia      Portugal      Taiwan
Chile              Hungary       Mexico        Romania       Thailand
China              India         Pakistan      Russia        Turkey
Colombia           Indonesia     Peru          South Africa  Venezuela
Czech Republic     Israel        Philippines   South Korea   Zimbabwe

     For purposes of allocating the Fund's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.

     Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the MSCI Free Index or the IFC Index. Such foreign currency transactions may include forward foreign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. Up to 10% of the Fund's assets may be invested in the securities of other investment companies. The Fund may sell (write) call and put options. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments--Index Futures" in the Retail Prospectus. The Fund may also engage in equity index swap transactions.

     Investing in the securities of foreign issuers, and particularly emerging market issuers, involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities" in the Retail Prospectus.

     Currently, the Portfolio Manager for the Emerging Markets Fund is Blairlogie. It is anticipated that the Emerging Markets Fund will reorganize as a series of another mutual fund family on or before March 31, 1999 and thereafter would not be offered as a series of the Trust. Please see the Note under "Management of the Trust" below for details.

     Stock Funds. The International Developed and Emerging Markets Funds are each "Stock Funds" as described in the Retail Prospectus. Each Fund will invest primarily (normally at least 65% of its assets) in common stock. Each Fund may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Government securities, high quality debt securities (whose maturity or remaining maturity will not exceed five years), money market obligations, and in cash to provide for payment of the Fund's expenses and to meet redemption requests. It is the policy of the Funds to be as fully invested in common stocks as practicable at all times. This policy precludes the Funds from investing in debt securities as a defensive investment posture (although the Funds may invest in such securities to provide for payment of expenses and to meet redemption requests). Accordingly, investors in the Funds bear the risk of general declines in stock prices and the risk that a Fund's exposure to such declines cannot be lessened by investment in debt securities. The Funds may also invest in convertible securities, preferred stocks, and warrants, subject to certain limitations.

4.   Characteristics and Risks of Securities and Investment Techniques.

     The Funds may invest in the securities and utilize the investment techniques described under the following sub-headings of "Characteristics and Risks of Securities and Investment Techniques" in the Retail Prospectus and are subject to the attendant risks described: "Investment in Companies with Small and Medium Market Capitalizations," "Foreign Securities," "Foreign Currency Transactions," "Money Market Instruments," "Convertible Securities," "Derivative Instruments" (including "Options on Securities, Securities Indexes, and Currencies," "Swap Agreement" (for the Emerging Markets Fund only), "Futures Contracts and Options on Futures Contracts" and "Index Futures"), "Loans of Portfolio Securities," "Short Sales," "When-Issued, Delayed Delivery and Forward Commitment Transactions," "Repurchase Agreements," "Reverse Repurchase Agreements and Other Borrowings," "Illiquid Securities," and "Investment in Investment Companies." The Emerging Markets Fund may enter into equity index swap agreements for purposes of gaining exposure to the stocks making up an index of securities without actually purchasing those stocks. Each Fund is subject to the risks described under "Service Systems - Year 2000 Problem" in the Retail Prospectus.

     The Emerging Markets Fund is particularly sensitive to the risks associated with investing in the securities of issuers based in "emerging market" countries as described under "Foreign Securities" in the Retail Prospectus. The Emerging Markets Fund is also subject to the risks described under "Foreign Securities - Special Risks of Investing in Russian and Other Eastern European Securities" in the Retail Prospectus.

     The annual portfolio turnover rates for the Funds were as follows for fiscal 1998 and 1997, respectively: International Developed Fund - 60% and 77%; Emerging Markets Fund - 52% and 74%.

5.   Purchase, Redemption and Exchange Information.

     Please see "How to Buy Shares," "Alternative Purchase Arrangements," "Exchange Privilege" and "How to Redeem" in the Retail Prospectus for information on purchase, redemption and exchange information for Class A, Class B and Class C shares of the Funds.

     As of November 1, 1998, Class A, B and C shares of the International Developed and Emerging Markets Funds are not available for purchase or exchange by new investors. Existing Class A, B and C shareholders of the Funds may purchase additional shares of the Funds. Also, participants in certain self-directed qualified benefit plans that owned Class A, B or C shares of a Fund as of November 1, 1998 for any single plan participant will be eligible to direct the purchase of the Fund's Class A, B or C shares by their plan account for so long as the plan continues to own Class A, B or C shares of the Fund for any plan participant. It is anticipated that the Funds will reorganize as series of another mutual fund family on or before March 31, 1999. Thereafter, shares of the Funds would not be available to any investor for purchase from the Trust or for exchanges involving other PIMCO Funds. Please see the Note under "Management of the Trust" below for details.


6.   Management of the Trust.

     PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser") serves as investment adviser and administrator to the Funds. Please see "Management of the Trust - Investment Adviser; and Fund Administrator" in the Retail Prospectus for a description of PIMCO Advisors.

     Blairlogie Capital Management ("Blairlogie") serves as the Portfolio Manager of the Funds and James Smith of Blairlogie is primarily responsible for the day-to-day management of each Fund. Please see "Management of the Trust - Portfolio Managers - Blairlogie" in the Retail Prospectus for a description of Blairlogie and biographical information about Mr. Smith.

Note: It is anticipated that PIMCO Advisors will sell substantially all of its ownership interest in Blairlogie to Alleghany Asset Management, Inc. on or before March 31, 1999 (the "Blairlogie Transaction"). The Blairlogie Transaction is subject to a number of conditions, including approval by the shareholders of the Emerging Markets and International Developed Funds. In connection with the anticipated Blairlogie Transaction, it is proposed that the Emerging Markets and International Developed Fund will transfer all of their assets and liabilities to newly formed series of the Alleghany Funds to be managed by Blairlogie (the proposed transactions are referred to as "Reorganizations"). The proposed Reorganizations are subject to a number of conditions, including approval by the Trust's Board of Trustees and the shareholders of the Emerging Markets and International Developed Funds. The Retail Prospectus will be supplemented or revised if any of these events involving Blairlogie and the Funds do not occur substantially in accordance with the schedule outlined above.

     Advisory and Administrative Fees
     --------------------------------

     The Funds features fixed advisory and administrative fees. For providing or arranging for the provision of investment advisory services to the Funds, PIMCO Advisors receives monthly Advisory Fees from the International Developed Fund at the annual rate of 0.60%, and from the Emerging Markets Fund at the annual rate of 0.85%, each based on the average daily net assets of the relevant Fund. Pursuant to the portfolio management agreement between PIMCO Advisors and Blairlogie, PIMCO Advisors (and not the Funds or the Trust) pays Blairlogie fees at the annual rate of 0.50% based on the average daily net assets of the International Developed Fund and 0.75% based on the average daily net assets of the Emerging Markets Fund.

     For providing or procuring administrative services for the Funds, PIMCO Advisors (in its capacity as Administrator) receives monthly Administrative Fees from each Fund at the following annual rate based on the average daily net assets attributable in the aggregate to each Fund's Class A, Class B and Class C
Shares: 0.65% of the first $2.5 billion and 0.60% of amounts in excess of $2.5 billion.

7.   Distributions.

     Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by each of the International Developed and Emerging Markets Funds.

                       PIMCO FUNDS: MULTI-MANAGER SERIES

                         Supplement Dated ______, 1998
                                    to the
                        Prospectus for Class A, Class B
                    and Class C Shares dated November 1, 1998

                            Disclosure relating to:

                            PIMCO HARD ASSETS FUND

--------------------------------------------------------------------------------
Note: This document supplements the PIMCO Funds: Multi-Manager Series (the
----
"Trust") Prospectus for Class A, Class B and Class C Shares dated November 1, 1998 (the "Retail Prospectus") which is included in Part A of this Registration Statement.
--------------------------------------------------------------------------------

1.   DATE OF THE PROSPECTUS.

     The date of the Prospectus is hereby amended to ______, 1998.

2.   STATEMENT OF ADDITIONAL INFORMATION.

     The Trust's Statement of Additional Information, dated November 1, 1998, as amended or supplemented from time to time, is available free of charge by writing to PIMCO Funds Distributors LLC (the "Distributor"), 2187 Atlantic Street, Stamford, Connecticut, 06902, or by telephoning 800-426-0107. The Statement of Additional Information, which contains more detailed information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference into the Retail Prospectus.

3.   NEW SERIES.

     The Trust intends to offer Class A, Class B and Class C Shares of a new series, PIMCO Hard Assets Fund (the "Fund").

4.   SCHEDULE OF FEES

Shareholder Transaction Expenses:
---------------------------------

                                                              Class A   Class B  Class C
                                                              Shares    Shares   Shares
                                                              --------  -------  -------
Maximum initial sales charge imposed on purchases                5.50%  None     None
   (as a percentage of offering price at time of purchase)

Maximum sales charge imposed on reinvested dividends             None   None     None
   (as a percentage of offering price at time of purchase)

Maximum contingent deferred sales charge ("CDSC")             1%/(1)/   5%/(2)/  1%/(3)/
   (as a percentage of original purchase price)

Exchange Fee                                                     None   None     None

_____________________________
(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase. See "Alternative Purchase Arrangements" in the Retail Prospectus.

(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Alternative Purchase Arrangements -- Deferred Sales Charge Alternative -- Class B Shares" in the Retail Prospectus.

(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

                                                                EXAMPLE: You would pay the
                                                                following expenses on a            EXAMPLE: You would pay the
                                                                $1,000 investment assuming         following expenses on a
CLASS A SHARES    ANNUAL FUND                                   (1) 5% annual return and (2)       $1,000 investment assuming
                  OPERATING EXPENSES                            redemption at the end of each      (1) 5% annual return and (2)
                  (As a percentage of average net assets):      time period:                       no redemption:
------------------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL
                                ADMINI-              FUND
                    ADVISORY    STRATIVE    12B-1    OPERATING      1      3      5     10          1        3      5     10
FUND                  FEES       FEES/1/   FEES/2/   EXPENSES      YEAR  YEARS  YEARS  YEARS       YEAR    YEARS  YEARS  YEARS
------------------------------------------------------------------------------------------------------------------------------------
Hard Assets            .60         .40      .25        1.25          67     92    120    198         67      92    120    198
-----------------------------------------------------------------------------------------------------------------------------------

                                                                     EXAMPLE: You would pay the
                                                                     following expenses on a          EXAMPLE: You would pay the
                                                                     $1,000 investment assuming       following expenses on a
CLASS B SHARES         ANNUAL FUND                                   (1) 5% annual return and (2)     $1,000 investment assuming
                       OPERATING EXPENSES                            redemption at the end of each    (1) 5% annual return and (2)
                       (As a percentage of average net assets):      time period:                     no redemption:
-----------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL
                                     ADMINI-              FUND
FUND                    ADVISORY    STRATIVE     12B-1    OPERATING      1      3      5     10       1       3       5     10
                          FEES       FEES/1/    FEES/2/   EXPENSES      YEAR  YEARS  YEARS  YEARS    YEAR   YEARS   YEARS  YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Hard Assets                  .60       .40       1.00       2.00          70    93    128    204       20     63      108    204
------------------------------------------------------------------------------------------------------------------------------------

                                                                     EXAMPLE: You would pay the
                                                                     following expenses on a          EXAMPLE: You would pay the
                                                                     $1,000 investment assuming       following expenses on a
CLASS C SHARES         ANNUAL FUND                                   (1) 5% annual return and (2)     $1,000 investment assuming
                       OPERATING EXPENSES                            redemption at the end of each    (1) 5% annual return and (2)
                       (As a percentage of average net assets):      time period:                     no redemption:
-----------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL
                                     ADMINI-              FUND
FUND                    ADVISORY    STRATIVE     12B-1    OPERATING      1      3      5     10       1       3       5     10
                          FEES       FEES/1/    FEES/2/   EXPENSES      YEAR  YEARS  YEARS  YEARS    YEAR   YEARS   YEARS  YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Hard Assets               .60         .40        1.00       2.00         30     63     108    233      20     63     108    233
-----------------------------------------------------------------------------------------------------------------------------------

1. The Administrative Fees for the Fund are subject to reduction to the extent that the average net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion. See "Management of the Trust -- Advisory and Administrative Fees" in the Retail Prospectus.

2. 12b-1 fees equal to .25% represent servicing fees which are paid annually to the Distributor and repaid to participating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans" in the Retail Prospectus.

The purpose of the foregoing tables is to assist investors in understanding the various costs and expenses of the Trust that are borne directly or indirectly by Class A, Class B and Class C shareholders of the Fund. The Examples for Class
A shares assume payment of the current maximum applicable sales load. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder of the Fund may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

NOTE: THE FIGURES SHOWN IN THE EXAMPLES ARE ENTIRELY HYPOTHETICAL. THEY ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EXPENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.

5.   INVESTMENT OBJECTIVES AND POLICIES.

     The investment objective and general investment policies of the Fund are described below. There can be no assurance that the investment objective of the Fund will be achieved. Because the market value of the Fund's investments will change, the net asset value per share of the Fund also will vary.

     HARD ASSETS FUND seeks long-term growth of capital and income. The Fund concentrates investments in a domestically-traded portfolio of common stocks of companies principally engaged in the business of deriving revenues from a tangible or real asset base ("hard assets"). These types of companies include companies principally engaged in the extraction, processing, distribution, marketing or leasing of energy-related products, timber, agricultural products, minerals, precious metals or real estate holdings ("hard assets industries"). A particular company is deemed to be "principally engaged" in a hard assets industry if at the time of investment the Portfolio Manager considers that at least 50% of the company's assets, revenues or profits are derived from a hard assets industry. Normally, no more than 65% of the assets of the Fund will be invested in any particular hard assets industry.

     The Fund will seek to identify securities of companies which, based upon the Portfolio Manager's evaluation of their fundamental investment characteristics, are undervalued in comparison to the present or anticipated value of their respective peer groups and exhibit specific qualitative parameters important to the Portfolio Manager. Replacements of portfolio positions are made when the Portfolio Manager believes that an existing position no longer exhibits the positive value or qualitative characteristics it had at the time of investment.

     The Fund may invest a portion of its assets in securities of foreign issuers traded on foreign securities markets, which will not exceed 15% of the Fund's assets at the time of investment.

     The Fund, because of its emphasis on certain related industrial sectors, should be considered as one aspect of a diversified portfolio and may not be suitable by itself as a balanced investment program. The Portfolio Manager for the Hard Assets Fund is NFJ.

     The Fund's investment objective and, unless otherwise noted, its restrictions and policies relating to the investment of its assets are non-fundamental and may be changed without shareholder approval. The annual portfolio turnover rate for the Fund is expected to be less than 100%.

6.   CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES.

     Unless otherwise noted, the securities and investment techniques and related risks applicable to the Hard Assets Fund are the same as those described for PIMCO Precious Metals Fund in the Retail Prospectus (although the Hard Assets Fund is generally more limited that the Precious Metals Fund with respect to investments in foreign securities and related derivative instruments).

7.   MANAGEMENT OF THE TRUST.

     Disclosure relating to PIMCO Advisors L.P., the Investment Advisor and Administrator for each of the Funds, is included under the sub-headings "Investment Advisor" and "Fund Administrator" under "Management of the Trust" in the Retail Prospectus.

     NFJ manages the Hard Assets Fund. Chris Najork, Benjamin Fischer and Paul
A. Magnuson are primarily responsible for the day-to-day management of the Hard Assets Fund. Disclosure relating to NFJ and Messrs. Najork, Fischer and Magnuson is included under "Management of the Trust - Portfolio Managers - NFJ" in the Retail Prospectus.

     ADVISORY AND ADMINISTRATIVE FEES The Fund features fixed advisory and administrative fees. For providing or arranging for the provision of investment advisory services to the Fund, PIMCO Advisors L.P. receives monthly Advisory Fees from the Fund at the annual rate of .60% based on the average daily net assets of the Fund. Pursuant to the portfolio management agreement between PIMCO Advisors L.P. and NFJ, PIMCO Advisors (and not the Fund or the Trust) pays NFJ fees at the annual rate of .50% for the Fund.

     For providing or procuring administrative services for the Fund as described above, PIMCO Advisors L.P. (in its capacity as Administrator) receives monthly Administrative Fees from the Fund at the annual rate of .40% based on the average daily net assets attributable in the aggregate to the Fund's Class A, Class B and Class C Shares.

8.   DISTRIBUTIONS.

     Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the Fund.

                       PIMCO FUNDS: MULTI-MANAGER SERIES

                       Supplement Dated _________, 1998
                                    to the

                      Prospectus for Class A, Class B and
                  Class C Shares dated November 1, 1998

                            Disclosure relating to:

                          PIMCO Enhanced Equity Fund
                          PIMCO Small Cap Growth Fund
                          PIMCO Micro Cap Growth Fund
                        PIMCO International Growth Fund
--------------------------------------------------------------------------------

Note: This document supplements the PIMCO Funds: Multi-Manager Series (the "Trust") Prospectus for Class A, Class B and Class C Shares dated November 1, 1998 (the "Retail Prospectus") which is included in Part A of this Registration Statement.
--------------------------------------------------------------------------------

     The Trust intends to offer Class A, Class B and Class C Shares of the PIMCO Enhanced Equity Fund, PIMCO Small Cap Growth Fund, PIMCO Micro Cap Growth Fund and PIMCO International Growth Fund (together, the "Funds").

1.   Schedule of Fees (applicable to all Funds).

Shareholder Transaction Expenses:
--------------------------------

                                                                     Class A         Class B        Class C
                                                                     Shares          Shares         Shares
                                                                     ------          ------         ------
Maximum initial sales charge imposed on purchases                    5.50%           None           None
   (as a percentage of offering price at time of purchase)

Maximum sales charge imposed on reinvested dividends                 None            None           None
   (as a percentage of offering price at time of purchase)

Maximum contingent deferred sales charge ("CDSC")                    1%/(1)/         5%/(2)/        1%/(3)/
   (as a percentage of original purchase price)

Exchange Fee                                                         None            None           None

-------------------
(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase. See "Alternative Purchase Arrangements" in the Retail Prospectus.
(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Alternative Purchase Arrangements -- Deferred Sales Charge Alternative -- Class B Shares" in the Retail Prospectus.
(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

                                                               Example: You would pay the
                                                               following expenses on a         Example:  You would pay
Class A Shares              Annual Fund                        $1,000 investment assuming      the following expenses on a
                            Operating Expenses                 (1) 5% annual return and (2)    $1,000 investment assuming
                            (As a percentage of average net    redemption at the end of each   (1) 5% annual return and (2)
                            assets):                           time period:                    no redemption:
------------------------------------------------------------------------------------------------------------------------------
                                                        Total
                                     Admini-             Fund
Fund                        Advisory strative  12b-1  Operating  1      3       5       10      1       3       5      10
                             Fees    Fees/1/  Fees/2/  Expenses Year   Years  Years   Years    Year   Years   Years   Years
------------------------------------------------------------------------------------------------------------------------------
Enhanced Equity              .45%     .40%     .25%   1.10%     $66    $88    $112    $182     $66    $88     $112    $182
Small Cap Growth            1.00      .40      .25    1.65      $71    $104   $140    $240     $71    $104    $140    $240
Micro Cap Growth            1.25      .40      .25    1.90      $73    $111   $152    $265     $73    $111    $152    $265
International Growth         .85      .65      .25    1.75      $72    $107   $145    $250     $72    $107    $145    $250
------------------------------------------------------------------------------------------------------------------------------
                                                                Example: You would pay the
                                                                following expenses on a        Example:  You would pay
Class B Shares              Annual Fund                         $1,000 investment assuming     the following expenses on a
                            Operating Expenses                  (1) 5% annual return and (2)   $1,000 investment assuming
                            (As a percentage of average net     redemption at the end of each  (1) 5% annual return and (2)
                            assets):                            time period:                   no redemption:
------------------------------------------------------------------------------------------------------------------------------
                                      Total
                                     Admini-             Fund
Fund                        Advisory strative  12b-1  Operating  1      3       5       10      1       3       5      10
                             Fees    Fees/1/  Fees/2/  Expenses Year   Years  Years   Years    Year   Years   Years   Years
------------------------------------------------------------------------------------------------------------------------------
Enhanced Equity              .45%     .40%     1.00%   1.85%    $69    $88    $120     $188    $19    $58     $100    $188
Small Cap Growth            1.00      .40      1.00    2.40     $74    $105   $148     $246    $24    $75     $128    $246
Micro Cap Growth            1.25      .40      1.00    2.65     $77    $112   $161     $271    $27    $82     $141    $271
International Growth         .85      .65      1.00    2.50     $75    $108   $153     $256    $25    $78     $133    $256
------------------------------------------------------------------------------------------------------------------------------

                                                                Example: You would pay the
                                                                following expenses on a        Example:  You would pay
Class C Shares              Annual Fund                         $1,000 investment assuming     the following expenses on a
                            Operating Expenses                  (1) 5% annual return and (2)   $1,000 investment assuming
                            (As a percentage of average net     redemption at the end of each  (1) 5% annual return and (2)
                            assets):                            time period:                   no redemption:
------------------------------------------------------------------------------------------------------------------------------
                                      Total
                                     Admini-             Fund
Fund                        Advisory strative  12b-1  Operating  1      3       5       10      1       3       5      10
                             Fees    Fees/1/  Fees/2/  Expenses Year   Years  Years   Years    Year   Years   Years   Years
------------------------------------------------------------------------------------------------------------------------------
Enhanced Equity              .45%     .40%     1.00%  1.85%     $29    $58    $100    $217     $19    $58     $100    $217
Small Cap Growth            1.00      .40      1.00   2.40      $34    $75    $128    $274     $24    $75     $128    $274
Micro Cap Growth            1.25      .40      1.00   2.65      $37    $82    $141    $298     $27    $82     $141    $298
International Growth         .85      .65      1.00   2.50      $35    $78    $133    $284     $25    $78     $133    $284
------------------------------------------------------------------------------------------------------------------------------

1. The Administrative Fees for each Fund are subject to reduction to the extent that the average net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion. See "Management of the Trust -- Advisory and Administrative Fees."

2. 12b-1 fees equal to .25% represent servicing fees which are paid annually to the Distributor and repaid to participating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans."

The purpose of the foregoing tables is to assist investors in understanding the various costs and expenses of the Trust that are borne directly or indirectly by Class A, Class B and Class C shareholders of the Funds. The Examples for Class A shares assume payment of the current maximum applicable sales load. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder of a Fund may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

NOTE: The figures shown in the Examples are entirely hypothetical. They are not representations of past or future performance or expenses; actual performance and/or expenses may be more or less than shown.

2. Investment Objectives and Policies; Characteristics and Risks of Securities and Investment Techniques.

     The investment objective and general investment policies of the Funds and related risks of securities and investment techniques are described in the corresponding sections of the Trust's Prospectus for Institutional and Administrative Class Shares, dated November 1, 1998 (the "Institutional Prospectus"), which is included in Part A of this Registration Statement. The relevant disclosure in the Institutional Prospectus is incorporated herein by reference.

3.   Distributions.

     Disclosure relating to Fund distributions is incorporated herein by reference to "Dividends, Distributions and Taxes" in the Institutional Prospectus.

4.   Management of the Trust.

     Disclosure relating to the Investment Advisor and Portfolio Managers of the Funds (including advisory and portfolio management fees) and the Administrator for each of the Funds is incorporated herein by reference to the corresponding sub-sections of "Management of the Trust" in the Institutional Prospectus.

Administrative Fees
-------------------

     For providing or procuring administrative services for the Funds as described above, PIMCO Advisors L.P. (in its capacity as Administrator) receives monthly Administrative Fees from the Funds at the following annual rates, each based on the average daily net assets attributable in the aggregate to the relevant Fund's Class A, Class B and Class C Shares: Enhanced Equity Fund -
 .40%; Small Cap Growth Fund - .40%; Micro Cap Growth Fund - .40%; International Growth Fund - .65%.

                       PIMCO FUNDS: MULTI-MANAGER SERIES

                      Supplement Dated           , 1998
                                       ----------
                                    to the

                        Prospectus for Class A, Class B
                and Class C Shares Dated November 1, 1998
                            Disclosure relating to
                  PIMCO Structured Emerging Markets Fund and
              PIMCO Tax-Efficient Structured Emerging Markets Fund

-------------------------------------------------------------------------------

Note: This document supplements the PIMCO Funds: Multi-Manager Series (the
-----
"Trust") Prospectus for Class A, Class B and Class C Shares dated November 1, 1998 (the "Retail Prospectus") which is included in Part A of this Registration Statement.
-------------------------------------------------------------------------------

     The Trust intends to offer Class A, Class B and Class C Shares of PIMCO Structured Emerging Markets Fund (the "Structured Emerging Markets Fund") and PIMCO Tax-Efficient Structured Emerging Markets Fund (the "Tax-Efficient Structured Emerging Markets Fund" and, together with the Structured Emerging Markets Fund, the "Funds").

1.   Schedule of Fees (applicable to both Funds).

                                       Structured Emerging Markets Fund and
                                  Tax-Efficient Structured Emerging Markets Fund
                                  ----------------------------------------------


Shareholder Transaction Expenses:
---------------------------------
                                                            Class A    Class B    Class C
                                                             Shares     Shares     Shares
                                                            --------   --------   --------
Maximum initial sales charge imposed on purchases             5.50%       None        None
 (as a percentage of offering price at time of
  purchase)

Maximum sales charge imposed on reinvested dividends          None        None        None
 (as a percentage of offering price at time of
  purchase)

Maximum contingent deferred sales charge ("CDSC")             1%/(1)/     5%/(2)/     1%/(3)/
 (as a percentage of original purchase price)

Exchange Fee                                                  None        None        None
----------------

(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase. See "Alternative Purchase Arrangements" in the Retail Prospectus.
(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Alternative Purchase Arrangements -- Deferred Sales Charge Alternative -- Class B Shares" in the Retail Prospectus.
(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (as a percentage of average daily net assets):
------------------------------

                                                Service/  Total Fund
                   Advisory   Administrative     12b-1     Operating
                     Fees        Fees/(1)/     Fees/(2)/    Expenses
                   ---------  ---------------  ----------  ----------
 Class A Shares         .45%             .65%        .25%       1.35%
 Class B Shares         .45%             .65%       1.00%       2.10%
 Class C Shares         .45%             .65%       1.00%       2.10%
------------------

1. The Administrative Fees for each Fund are subject to reduction to the extent that the average net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion. See "Management of the Trust -- Advisory and Administrative Fees."

2. 12b-1 fees equal to .25% represent servicing fees which are paid annually to the Distributor and repaid to participating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans."

Examples:
---------

     You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:


                           1 Year                3 Years
                           ------                -------
Class A Shares
Class B Shares
Class C Shares

     You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) no redemption:


                           1 Year                3 Years
                           ------                -------
Class A Shares
Class B Shares
Class C Shares

     The purpose of the foregoing tables is to assist investors in understanding the various costs and expenses of the Trust that are borne directly or indirectly by Class A, Class B and Class C shareholders of the Funds. The Examples for Class A shares assume payment of the current maximum applicable sales load. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder of a Fund may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

NOTE: The figures shown in the Examples are entirely hypothetical. They are not representations of past or future performance or expenses; actual performance and/or expenses may be more or less than shown.

2.   Investment Objectives and Policies.

     The investment objective and general investment policies of the Funds are described below. There can be no assurance that the investment objective of either Fund will be achieved. Because the market value of the Funds' investments will change, the net asset value per share of the Funds also will vary.

     Structured Emerging Markets Fund seeks long-term growth of capital. The
     --------------------------------
Fund invests primarily in equity securities of companies located in, or whose business relates to, emerging markets. The Portfolio Manager will identify those markets that it considers to be emerging markets, relying primarily on those countries listed on the Morgan Stanley Capital International Emerging Markets Fee Index ("MSCI Fee Index") or the Baring Emerging Markets Index. However, the Portfolio Manager has discretion in identifying other countries that qualify as emerging markets on the basis of market capitalization and liquidity, as well as their inclusion, or consideration for inclusion, as emerging market countries in other broad-based market indexes. The Fund seeks to achieve its objective by following a disciplined and systematic methodology for selecting and weighting countries, industries, and stocks. Diversification and consistent exposure to opportunity are emphasized over tactical timing decisions with regard to countries, industries, or stocks. A disciplined methodology for maintaining the allocation to countries, industries, and stocks is utilized in portfolio composition, rather than discretionary shifting in country and industry concentration levels. First, countries are selected based upon their level of development and equity market institutions. GNP per capita, local economic diversification, and freedom of investment flows are the primary considerations in country selection decisions. Most countries are assigned an equal weight in the Fund unless the size of their equity market is prohibitive; countries with smaller markets (i.e., less than $5 billion of market capitalization) are assigned one-half of the weight assigned to countries with larger markets. Second, all stocks in each eligible country are divided into five broad economic sector groups: financial, industrial, consumer, utilities, and natural resources. The Portfolio Manager will generally endeavor to maintain exposure across all five sectors in each country. Finally, stocks are selected and purchased to fill out the country and industry structure. Stock purchase candidates are examined for liquidity, industry representation, performance relative to industry, and long-term profitability. Under normal market conditions and assuming Fund size of at least $5 million, the Portfolio Manager will endeavor to maintain investment exposure to roughly 20 countries and hold in excess of 200 securities in the Fund. The allocation methodology described above may be changed from time to time based on evaluations of economic trends by the Portfolio Manager, consistent with the principles of broad country and company diversification of the Fund's investments. The Portfolio Manager for the Structured Emerging Markets Fund is Parametric Portfolio Associates ("Parametric").
     For purposes of implementing its investment objective, the Fund invests primarily in some or all of the following emerging market countries (this list is not exclusive):

Argentina            India               Peru                South Africa
Brazil               Indonesia           Philippines         South Korea
Chile                Israel              Poland              Sri Lanka
China                Jordan              Portugal            Taiwan
Colombia             Malaysia            Russia              Thailand
Czech Republic       Mexico              Romania             Turkey
Estonia              Morocco             Slovakia            Venezuela
Greece               Pakistan            Slovenia            Zimbabwe
Hong Kong
Hungary

     For purposes of allocating the Fund's investments, a company is considered to be located in the country in which the company is domiciled, and a company's business "relates to" any emerging market country in which the company's securities are primarily traded, from which the company derives a significant portion of its revenues, or in which a significant portion of the company's goods or services are produced.

     Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the the MSCI Free Index or the Baring Index. Such foreign currency transactions may include forward foreign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. The Fund may invest in stock index futures contracts, and options thereon, and may sell (write) call and put options. The Fund may also engage in equity index swap transactions.

     Investing in securities of foreign issuers, and particularly emerging market issuers, involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques - Foreign Securities" in the Retail Prospectus.

     Tax-Efficient Structured Emerging Markets Fund has the same investment
     ----------------------------------------------
objective and policies as the Structured Emerging Markets Fund, except that the Fund seeks to achieve superior after-tax returns for its shareholders in part by minimizing the taxes they incur in connection with the Fund's investment income and realized capital gains. While the Fund seeks to minimize investor taxes associated with the Fund's investment income and realized capital gains, the Fund may have taxable investment income and may realize taxable gains from time to time. The Portfolio Manager for the Fund is Parametric.

     As specified above, the Fund seeks to achieve after-tax returns for its shareholders in part by minimizing the taxes they incur in connection with the Fund's investment income and realized capital gains. Taxes on realized capital gains are minimized in part by maintaining relatively low portfolio turnover, and by employing a variety of tax-efficient management strategies. The Fund will generally seek to avoid realizing net short-term capital gains and, when realizing gains, will attempt to realize long-term gains (i.e., gains on securities held for more than 12 months) in such a manner as to maximize the net gains from securities held for more than 18 months. The Fund intends to notify each shareholder as to that portion of his or her capital gain dividends which qualifies for a maximum tax rate of 20% in the hands of the shareholder. Net short-term capital gains, when distributed, will be taxed as ordinary income, at graduated rates of up to 39.6%. When the Fund decides to sell a particular appreciated security, it will normally select for sale first those share lots with holding periods exceeding 12 months and among those, the share lots with the highest cost basis. The Fund may, when prudent, sell securities to realize capital losses that can be used to offset realized capital gains.

     To protect against price declines in securities holdings with large accumulated capital gains, the Fund may, to the extent permitted by law, use hedging techniques such as the purchase of put options, the sale of stock index futures contracts, and equity swaps. By using these techniques rather than selling such securities the Fund can reduce its exposure to price declines in the securities without realizing substantial capital gains. The usefulness of such practices have, however, been substantially reduced in the Taxpayer Relief Act of 1997, effective for transactions after June 8, 1997.

     The Fund follows the practice of distributing selected appreciated securities to meet redemptions of certain investors and may, within certain limits, use the selection of securities distributed to meet such redemptions as a management tool. By distributing appreciated securities the Fund can reduce its position in such securities without realizing capital gains. During periods of net withdrawals by investors in the Fund, using distributions of securities also enables the Fund to avoid the forced sale of securities to raise cash for meeting redemptions.

     It is expected that by employing the various tax-efficient management strategies described, the Fund can minimize the extent to which shareholders incur taxes as a result of realized capital gains. The Fund may nevertheless realize gains and shareholders will incur tax liability from time to time.

     Unless otherwise noted, the Fund's objective and its restrictions and policies relating to the investment of its assets are non-fundamental and may be changed without shareholder approval.

3.   Characteristics and Risks of Securities and Investment Techniques.

     The Funds may invest in the securities and utilize the investment techniques described under the sub-headings "Investment in Companies with Small and Medium Capitalizations," "Foreign Investments," "Foreign Currency Transactions," "Money Market Instruments," "Convertible Securities," "Derivative Instruments" (including "Options on Securities, Securities Indexes, Commodity Indexes and Currencies," "Swap Agreements," and "Futures Contracts and Options on Futures Contracts"), "Loans of Portfolio Securities," "Short Sales," "When-Issued, Delayed Delivery and Forward Commitment Transactions," "Repurchase Agreements," "Reverse Repurchase Agreements and Other Borrowings," "Illiquid Securities," "Investment in Investment Companies," and "Credit and Market Risk of Fixed Income Securities" under "Characteristics and Risks of Securities and Investment Techniques" in the Prospectus.


     The annual portfolio turnover rate for the Tax-Efficient Structured Emerging Markets Fund is expected to be less than 40%.

4.   Management of the Trust.

Advisory and Administrative Fees
---------------------------------

     The Funds features fixed advisory and administrative fees. For providing or arranging for the provision of investment advisory services to the Funds, PIMCO Advisors L.P. receives monthly Advisory Fees from the Structured Emerging Markets Fund at the annual rate of 0.45% and from the Tax-Managed Structured Emerging Markets Fund at the annual rate of 0.45%, each based on the average daily net assets of the relevant Fund. Pursuant to the portfolio management agreement between PIMCO Advisors L.P. and Parametric, PIMCO Advisors L.P. (and not the Funds or the Trust) pays Parametric fees at the annual rate of 0.35% based on the average daily net assets of the Structured Emerging Markets Fund and 0.35% based on the average daily net assets of the Tax-Efficient Structured Emerging Markets Fund.

     For providing or procuring administrative services for the Funds as described above, PIMCO Advisors L.P. (in its capacity as Administrator) receives monthly Administrative Fees from the Structured Emerging Markets Fund at the annual rate of 0.65% and from the Tax-Efficient Structured Emerging Markets Fund at the annual rate of 0.65%, each based on the average daily net assets attributable in the aggregate to the relevant Fund's Class A, Class B and Class C Shares.

5.   Distributions.

     Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the Structured Emerging Markets Fund. While the Tax-Efficient Structured Emerging Markets Fund seeks to minimize taxable distributions, the Fund may be expected to earn and distribute taxable income and may also be expected to realize and distribute capital gains from time to time. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the Tax-Efficient Structured Emerging Markets Fund.

                       PIMCO Funds Prospectus



Multi-Manager          ---------------------------------------------------------
Series                 BLAIRLOGIE CAPITAL MANAGEMENT
                       Emerging Markets Fund             International Fund
November 1, 1998       International Developed Fund
Share Classes
                       ---------------------------------------------------------
(Ins) Institutional    CADENCE CAPITAL MANAGEMENT
(Adm) Administrative   Capital Appreciation Fund         Micro-Cap Growth Fund
                       Mid-Cap Growth Fund               Small-Cap Growth Fund
                       ---------------------------------------------------------
                       COLUMBUS CIRCLE INVESTORS
                       Renaissance Fund                  Innovation Fund
                       Core Equity Fund                  International Growth
                       Mid-Cap Equity Fund                Fund
                       ---------------------------------------------------------
                       NFJ INVESTMENT GROUP
                       Equity Income Fund                Value 25 Fund
                       Value Fund                        Small-Cap Value Fund
                       ---------------------------------------------------------
                       PARAMETRIC PORTFOLIO ASSOCIATES
                       Enhanced Equity Fund              Tax-Efficient Equity
                       Structured Emerging Markets Fund   Fund
                       Tax-Efficient Structured Emerging
                        Markets Fund
                       ---------------------------------------------------------
                       MULTIPLE MANAGERS
                       Balanced Fund

                                                                       P I M C O
                                                                       ---------
                                                                           FUNDS

PIMCO Funds: Multi-Manager Series
Prospectus

November 1, 1998

PIMCO Funds: Multi-Manager Series (the "Trust"), formerly PIMCO Funds: Equity Advisors Series, is an open-end series management investment company ("mutual fund"). This Prospectus describes twenty-one separate diversified investment portfolios (the "Funds") of the Trust. Each Fund has its own investment objective and policies. The Trust is designed to provide access to the professional investment management services offered by PIMCO Advisors L.P. ("PIMCO Advisors") and the Funds' Portfolio Managers.

This Prospectus describes two classes of shares which may be offered by each
Fund: the "Institutional Class" and the "Administrative Class." Through separate prospectuses, certain Funds may offer up to four additional classes of shares, Class A, Class B, Class C, and Class D shares. See "Other Information--Multiple Classes of Shares."

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. It should be read and retained for ready reference to information about the Funds. Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest, and of investment policies and restrictions applicable to each Fund, are set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of the Funds' investments will change, the investment returns and net asset value per share of each Fund will vary.

A Statement of Additional Information, dated November 1, 1998, as amended or supplemented from time to time, containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. The Securities and Exchange Commission maintains an Internet World Wide Web site (at www.sec.gov) which contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information about the Funds. The Statement of Additional Information is available without charge and may be obtained by writing or calling:

                     PIMCO Funds
                     840 Newport Center Drive, Suite 300
                     Newport Beach, CA 92660
                     Telephone: 1-800-927-4648
                             1-800-987-4626 (PIMCO Infolink Audio Response
                                        Network).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2 PIMCO Funds: Multi-Manager Series

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
   Prospectus Summary......................................................   4
   Expense Information.....................................................   8
   Financial Highlights....................................................  10
   Investment Objectives and Policies......................................  16
   Investment Restrictions.................................................  29
   Characteristics and Risks of Securities and Investment Techniques.......  32
   Management of the Trust.................................................  46
   Purchase of Shares......................................................  52
   Redemption of Shares....................................................  56
   Portfolio Transactions..................................................  59
   Net Asset Value.........................................................  60
   Dividends, Distributions and Taxes......................................  61
   Other Information.......................................................  62

                                                  November 1, 1998 Prospectus 3

                               PROSPECTUS SUMMARY

  PIMCO Funds: Multi-Manager Series (the "Trust") is an open-end management investment company ("mutual fund") organized as a Massachusetts business trust on August 24, 1990. This Prospectus describes twenty-one separate diversified investment portfolios (the "Funds") offered by the Trust.

                              COMPARISON OF FUNDS

  The following chart provides general information about each of the Funds. It is qualified in its entirety by the more complete descriptions of the Funds appearing elsewhere in this Prospectus.

PORTFOLIO MANAGER AND FUND
                       INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS
--------------------------------------------------------------------------------

BLAIRLOGIE CAPITAL
MANAGEMENT

 Emerging Markets      Seeks long-term growth of capital; invests primarily in
                       common stocks of companies located in emerging market
                       countries.
--------------------------------------------------------------------------------
 International         Seeks long-term growth of capital; invests primarily in
 Developed             a diversified portfolio of international equity
                       securities.
--------------------------------------------------------------------------------
 International         Seeks capital appreciation, income is incidental;
                       invests primarily in common stocks of non-U.S. issuers.
--------------------------------------------------------------------------------

CADENCE CAPITAL
MANAGEMENT

 Capital               Seeks growth of capital; invests primarily in common
 Appreciation          stocks of companies with market capitalizations of at
                       least $1 billion that have improving fundamentals and
                       whose stock is reasonably valued by the market.
--------------------------------------------------------------------------------
 Mid-Cap Growth        Seeks growth of capital; invests primarily in common
                       stocks of companies with market capitalizations in
                       excess of $500 million that have improving fundamentals
                       and whose stock is reasonably valued by the market.
--------------------------------------------------------------------------------
 Micro-Cap Growth      Seeks long-term growth of capital; invests primarily in
                       common stocks of companies with market capitalizations
                       of less than $100 million that have improving
                       fundamentals and whose stock is reasonably valued by the
                       market.
--------------------------------------------------------------------------------
 Small-Cap Growth      Seeks growth of capital; invests primarily in common
                       stocks of companies with market capitalizations between
                       $50 million and $1 billion that have improving
                       fundamentals and whose stock is reasonably valued by the
                       market.
--------------------------------------------------------------------------------

COLUMBUS CIRCLE
INVESTORS

 Renaissance           Seeks long-term growth of capital and income; invests
                       primarily in common stocks with below-average valuations
                       that have improving business fundamentals.
--------------------------------------------------------------------------------
 Core Equity           Seeks long-term growth of capital, with income as a
                       secondary objective; invests primarily in common stocks
                       of companies with market capitalizations in excess of $3
                       billion.
--------------------------------------------------------------------------------
 Mid-Cap Equity        Seeks long-term growth of capital; invests primarily in
                       common stocks of companies with market capitalizations
                       between $800 million and $3 billion.
--------------------------------------------------------------------------------
 Innovation            Seeks capital appreciation; invests primarily in common
                       stocks of technology-related companies.
--------------------------------------------------------------------------------
 International         Seeks long-term capital appreciation; invests primarily
 Growth                in an international portfolio of equity and equity-
                       related securities.

                                       (CONTINUED ON NEXT PAGE)

4 PIMCO Funds: Multi-Manager Series

PORTFOLIO MANAGER AND FUND
                       INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS
--------------------------------------------------------------------------------

NFJ INVESTMENT GROUP
 Equity Income         Seeks current income as a primary investment objective,
                       and long-term growth of capital as a secondary
                       objective; invests primarily in common stocks with
                       below-average price to earnings ratios and higher
                       dividend yields relative to their industry groups.
--------------------------------------------------------------------------------
 Value                 Seeks long-term growth of capital and income; invests
                       primarily in common stocks with below-average price to
                       earnings ratios relative to their industry groups.
--------------------------------------------------------------------------------
 Value 25              Seeks long-term growth of capital and income; invests
                       primarily in approximately 25 common stocks with medium
                       market capitalizations and that have below-average price
                       to earnings ratios relative to their industry groups.
--------------------------------------------------------------------------------
 Small-Cap Value       Seeks long-term growth of capital and income; invests
                       primarily in common stocks of companies with market
                       capitalizations between $50 million and $1 billion and
                       below-average price to earnings ratios relative to their
                       industry groups.
--------------------------------------------------------------------------------

PARAMETRIC PORTFOLIO
ASSOCIATES

 Enhanced Equity       Seeks to provide a total return which equals or exceeds
                       the total return performance of an index representing
                       the performance of a reasonably broad spectrum of common
                       stocks (currently the Standard & Poor's 500 Composite
                       Stock Price Index (the "S&P 500")); invests primarily in
                       common stocks represented in the S&P 500.
--------------------------------------------------------------------------------
 Structured            Seeks long-term growth of capital; invests primarily in
 Emerging Markets      common stocks of companies located in emerging market
                       countries.
--------------------------------------------------------------------------------
 Tax-Efficient         Has the same investment objective and policies as the
 Structured            Structured Emerging Markets Fund, except that the Fund
 Emerging Markets      seeks to achieve superior after-tax returns for
                       shareholders by employing a variety of tax-efficient
                       management strategies.
--------------------------------------------------------------------------------
 Tax-Efficient
 Equity                Seeks maximum after-tax growth of capital; invests
                       primarily in a broadly diversified portfolio of at least
                       200 common stocks of companies with larger market
                       capitalizations.
--------------------------------------------------------------------------------

MULTIPLE MANAGERS
 Balanced Seeks total return consistent with prudent investment management; invests in common stocks, fixed income securities and money market instruments.
--------------------------------------------------------------------------------

                      INVESTMENT RISKS AND CONSIDERATIONS

  The following are some of the primary risks relevant to an investment in the Funds and to the securities in which the Funds invest. Investors should read this Prospectus carefully for a more complete discussion of the risks relating to an investment in the Funds. The value of all securities and other instruments held by the Funds vary from time to time in response to a wide variety of market factors. Consequently, the net asset value per share of each Fund will vary. The net asset value per share of any Fund may be less at the time of redemption than it was at the time of investment. Except for the Balanced Fund, all of the Funds invest primarily in common stock or other types of equity securities (the "Stock Funds"). Each of the International, Renaissance, Innovation, and International Growth Funds may invest a portion of its assets in debt securities and may invest up to 100% of its assets in money market instruments for temporary defensive purposes. It is the policy of the other Stock Funds to be as fully invested as practicable in common stock. These other Stock Funds may not invest in debt securities as a defensive investment posture (although they may invest in such securities to provide for payment of expenses and to meet redemption requests), and, therefore, may be more vulnerable to general declines in stock prices. For further information, see "Investment Objectives and Policies--Stock Funds.


                                                   November 1, 1998 Prospectus 5

  Certain of the Funds may invest in debt securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P"). Such securities carry a high degree of credit risk and are considered speculative by the major rating agencies. Certain Funds may invest in securities of foreign issuers, which may be subject to additional risk factors, including foreign currency and political risks, not applicable to securities of U.S. issuers. Investments by certain Funds in securities of issuers based in countries with developing economies may pose political, currency, and market risks greater than, or in addition to, risks of investing in foreign developed countries. Certain of the Funds' investment techniques may involve a form of borrowing, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio positions when it is not advantageous to do so.

  Certain Funds may (but are not required to) use derivative instruments, including futures, options, options on futures, and swap agreements, for hedging purposes or as part of their investment strategies. Use of these instruments may involve certain costs and risks, including the risk that a Fund could not close out a position when it would be most advantageous to do so, the risk of an imperfect correlation between the value of the securities being hedged and the value of the particular derivative instrument, and the risk that unexpected changes in interest rates may adversely affect the value of a Fund's investments in particular derivative instruments.

  The Funds offer their shares to both retail and institutional investors. Institutional shareholders, some of whom also may be investment advisory clients of PIMCO Advisors L.P. or its affiliates, may hold large positions in certain of the Funds. Such shareholders may on occasion make large redemptions of their holdings in the Funds to meet their liquidity needs, in connection with strategic adjustments to their overall portfolio of investments, or for other purposes. Large redemptions from some Funds could require liquidation of portfolio positions when it is not most desirable to do so. Liquidation of portfolio holdings also may cause a Fund to realize taxable capital gains.

                   INVESTMENT ADVISER AND PORTFOLIO MANAGERS

  PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser") serves as investment adviser to the Trust. PIMCO Advisors is one of the largest investment management firms in the U.S. As of September 30, 1998, PIMCO Advisors and its subsidiary partnerships had approximately $225.9 billion in assets under management. Subject to the supervision of the Board of Trustees of the Trust, the Adviser is responsible for the investment program for the Funds in accordance with each Fund's investment objective, policies, and restrictions. For all of the Funds, the Adviser has engaged its affiliates to serve as Portfolio Managers. These affiliated Portfolio Managers, each of which is a subsidiary partnership of PIMCO Advisors, are Blairlogie Capital Management ("Blairlogie"), Cadence Capital Management ("Cadence"), Columbus Circle Investors ("Columbus Circle"), NFJ Investment Group ("NFJ"), Pacific Investment Management Company ("Pacific Investment Management"), and Parametric Portfolio Associates ("Parametric"). Under the supervision of PIMCO Advisors, the Portfolio Managers make determinations with respect to the purchase and sale of portfolio securities, and they place, in the names of the Funds, orders for execution of the Funds' transactions. For the Balanced Fund, PIMCO Advisors determines the allocation of the Fund's assets among common stock and fixed income securities and reserves the right to allocate a portion of the Fund's assets for investment in money market instruments and to manage the investment of such assets. For its services, the Adviser receives fees based on the average daily net assets of each Fund. The Portfolio Managers are compensated by the Adviser out of its fees (not by the Trust). See "Management of the Trust."

  On or before March 31, 1999, it is anticipated that PIMCO Advisors will sell substantially all of its ownership interest in Blairlogie, PIMCO Advisors will assume full portfolio management responsibility for the International Fund,


6 PIMCO Funds: Multi-Manager Series
and the Emerging Markets and International Developed Funds will reorganize as series of another mutual fund family and thereafter would not be offered as series of the Trust. See "Management of the Trust--Portfolio Managers-- Blairlogie."

                               PURCHASE OF SHARES

  This Prospectus describes two classes of shares of each Fund: the "Institutional Class" and the "Administrative Class." Shares of the Institutional Class are offered primarily for direct investment by institutional investors (Institutional
Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Each Fund pays service and/or distribution fees to such entities for services they provide to such Fund's shareholders of that class. Administrative Class shares of certain Funds are not currently available for investment.

  Except with respect to shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds, shares of the Institutional Class and Administrative Class of the Funds are offered at the relevant next determined net asset value with no sales charge or other fee. A "Fund Reimbursement Fee" is normally charged on purchases of Institutional Class and Administrative Class shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds equal to 1.00% of the net asset value of the shares purchased. See "Purchase of Shares--Fund Reimbursement Fees." The minimum initial investment for shares of either class is $5 million, subject to certain exceptions described under "Purchase of Shares." Shares of either class may also be offered to clients of the Adviser and its affiliates. Shares of the Micro-Cap Growth and Small-Cap Growth Funds are normally not available for purchase by new investors, although purchase orders may be accepted in certain circumstances. Existing shareholders may continue to invest in these Funds. In addition, Institutional Class and Administrative Class shares of the Innovation Fund are not offered as of the date of this Prospectus; however, investment opportunities in this Fund may be available in the future. These restrictions may be changed or eliminated at any time at the discretion of the Trust's Board of Trustees. See "Purchase of Shares." Also, as noted above under "Investment Adviser and Portfolio Managers," it is anticipated that the Emerging Markets and International Developed Funds will reorganize as series of another mutual fund family on or before March 31, 1999, and thereafter would not be offered as series of the Trust. See "Management of the Trust--Portfolio Managers--Blairlogie."

                           REDEMPTIONS AND EXCHANGES

  Institutional Class and Administrative Class shares of each Fund may be redeemed without cost (except as noted below) at the relevant net asset value per share of the class of that Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price.

  Institutional Class and Administrative Class shares of any Fund may be exchanged without cost (except as noted below) on the basis of relative net asset values for shares of the same class of any other Fund or other series of the Trust offered generally to the public, or for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management. See "Redemption of Shares."

  A Fund Reimbursement Fee is normally charged on redemptions and exchanges involving Institutional Class and Administrative Class shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds equal to 1.00% of the net asset value of the shares redeemed or exchanged. See "Redemption of Shares."
                                                   November 1, 1998 Prospectus 7

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES (INSTITUTIONAL CLASS AND ADMINISTRATIVE
CLASS):

  Sales Load Imposed on Purchases....................................... None
  Sales Load Imposed on Reinvested Dividends............................ None
  Redemption Fee........................................................ None
  Exchange Fee.......................................................... None
  Fund Reimbursement Fee Imposed on Purchases, Redemptions and
   Exchanges:
   Structured Emerging Markets and Tax-Efficient Structured Emerging
    Markets Funds....................................................... 1.00%*
   All Other Funds...................................................... None

   * Unless a waiver applies, investors are charged a "Fund Reimbursement Fee" in connection with purchases and redemptions involving Institutional Class and Administrative Class shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds equal to 1.00% of the net asset value of the shares purchased or redeemed. The fee also applies to exchanges involving these Funds. See "Purchase of Shares--Fund Reimbursement Fees" and "Redemption of Shares."

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):

                                               ADVISORY ADMINISTRATIVE  TOTAL
   INSTITUTIONAL CLASS SHARES                    FEE         FEE       EXPENSES
   --------------------------                  -------- -------------- --------
   Emerging Markets Fund......................   0.85%       0.50%       1.35%
   International Developed Fund...............   0.60        0.50        1.10
   International Fund.........................   0.55        0.50        1.05
   Capital Appreciation Fund..................   0.45        0.25        0.70
   Mid-Cap Growth Fund........................   0.45        0.25        0.70
   Micro-Cap Growth Fund......................   1.25        0.25        1.50
   Small-Cap Growth Fund......................   1.00        0.25        1.25
   Renaissance Fund...........................   0.60        0.25        0.85
   Core Equity Fund...........................   0.57        0.25        0.82
   Mid-Cap Equity Fund........................   0.63        0.25        0.88
   Innovation Fund............................   0.65        0.25        0.90
   International Growth Fund..................   0.85        0.50        1.35
   Equity Income Fund.........................   0.45        0.25        0.70
   Value Fund.................................   0.45        0.25        0.70
   Value 25 Fund..............................   0.50        0.25        0.75
   Small-Cap Value Fund.......................   0.60        0.25        0.85
   Enhanced Equity Fund.......................   0.45        0.25        0.70
   Structured Emerging Markets Fund...........   0.45        0.50        0.95
   Tax-Efficient Structured Emerging Markets
    Fund......................................   0.45        0.50        0.95
   Tax-Efficient Equity Fund..................   0.45        0.25        0.70
   Balanced Fund..............................   0.45        0.25        0.70

                                                              SERVICE/
                                      ADVISORY ADMINISTRATIVE  12B-1    TOTAL
   ADMINISTRATIVE CLASS SHARES          FEE         FEE         FEE    EXPENSES
   ---------------------------        -------- -------------- -------- --------
   Emerging Markets Fund.............   0.85%       0.50%       0.25%    1.60%
   International Developed Fund......   0.60        0.50        0.25     1.35
   International Fund................   0.55        0.50        0.25     1.30
   Capital Appreciation Fund.........   0.45        0.25        0.25     0.95
   Mid-Cap Growth Fund...............   0.45        0.25        0.25     0.95
   Micro-Cap Growth Fund.............   1.25        0.25        0.25     1.75
   Small-Cap Growth Fund.............   1.00        0.25        0.25     1.50
   Renaissance Fund..................   0.60        0.25        0.25     1.10
   Core Equity Fund..................   0.57        0.25        0.25     1.07
   Mid-Cap Equity Fund...............   0.63        0.25        0.25     1.13
   Innovation Fund...................   0.65        0.25        0.25     1.15
   International Growth Fund.........   0.85        0.50        0.25     1.60
   Equity Income Fund ...............   0.45        0.25        0.25     0.95
   Value Fund........................   0.45        0.25        0.25     0.95
   Value 25 Fund.....................   0.50        0.25        0.25     1.00
   Small-Cap Value Fund..............   0.60        0.25        0.25     1.10
   Enhanced Equity Fund..............   0.45        0.25        0.25     0.95
   Structured Emerging Markets Fund..   0.45        0.50        0.25     1.20
   Tax-Efficient Structured Emerging
    Markets Fund.....................   0.45        0.50        0.25     1.20
   Tax-Efficient Equity Fund.........   0.45        0.25        0.25     0.95
   Balanced Fund.....................   0.45        0.25        0.25     0.95

  For a more detailed discussion of the Funds' fees and expenses, see "Fund Administrator," "Advisory and Administrative Fees," and "Service and Distribution Fees" under the caption "Management of the Trust."

8 PIMCO Funds: Multi-Manager Series

EXAMPLE OF FUND EXPENSES:
  An investor would pay the following expenses on a $1,000 investment assuming
(1) a hypothetical 5% annual return and (2) redemption at the end of each time period:

   INSTITUTIONAL CLASS SHARES                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
   --------------------------                   ------ ------- ------- --------
   Emerging Markets Fund.......................  $14     $43     $74     $162
   International Developed Fund................   11      35      61      134
   International Fund..........................   11      33      58      128
   Capital Appreciation Fund...................    7      22      39       87
   Mid-Cap Growth Fund.........................    7      22      39       87
   Micro-Cap Growth Fund.......................   15      47      82      179
   Small-Cap Growth Fund.......................   13      40      69      151
   Renaissance Fund............................    9      27      47      105
   Core Equity Fund............................    8      26      46      101
   Mid-Cap Equity Fund.........................    9      28      49      108
   Innovation Fund.............................    9      29      50      111
   International Growth Fund...................   14      43      74      162
   Equity Income Fund..........................    7      22      39       87
   Value Fund..................................    7      22      39       87
   Value 25 Fund...............................    8      24      --       --
   Small-Cap Value Fund........................    9      27      47      105
   Enhanced Equity Fund........................    7      22      39       87
   Structured Emerging Markets Fund*...........   29      50      --       --
   Tax-Efficient Structured Emerging Markets
    Fund*......................................   29      50      --       --
   Tax-Efficient Equity Fund...................    7      22      --       --
   Balanced Fund...............................    7      22      39       87
   ADMINISTRATIVE CLASS SHARES                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
   ---------------------------                  ------ ------- ------- --------
   Emerging Markets Fund.......................  $16     $50     $87     $190
   International Developed Fund................   14      43      74      163
   International Fund..........................   13      41      71      157
   Capital Appreciation Fund...................   10      30      53      117
   Mid-Cap Growth Fund.........................   10      30      53      117
   Micro-Cap Growth Fund.......................   18      55      95      206
   Small-Cap Growth Fund.......................   15      47      82      179
   Renaissance Fund............................   11      35      61      134
   Core Equity Fund............................   11      34      59      131
   Mid-Cap Equity Fund ........................   12      36      62      137
   Innovation Fund.............................   12      37      63      140
   International Growth Fund...................   16      50      87      190
   Equity Income Fund..........................   10      30      53      117
   Value Fund..................................   10      30      53      117
   Value 25 Fund...............................   10      32      --       --
   Small-Cap Value Fund........................   11      35      61      134
   Enhanced Equity Fund........................   10      30      53      117
   Structured Emerging Markets Fund*...........   32      58      --       --
   Tax-Efficient Structured Emerging Markets
    Fund*......................................   32      58      --       --
   Tax-Efficient Equity Fund...................   10      30      --       --
   Balanced Fund...............................   10      30      53      117

   * The Examples for the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds assume the payment of a Fund Reimbursement Fee both at the time of purchase and at the time of redemption even though such fees may be waived for certain investors. See "Purchase of Shares--Fund Reimbursement Fees" and "Redemption of Shares." Assuming there is no redemption at the end of the time periods listed, the Examples for 1 year and 3 years, respectively, for the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds would be as follows: Institutional Class Shares--$20 and $40; and Administrative Class Shares--$22 and $48.

  The above tables are provided to assist investors in understanding the various expenses which may be borne directly or indirectly in connection with an investment in the Funds. The information is based upon each Fund's current fees and expenses. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.
                                                   November 1, 1998 Prospectus 9

                             FINANCIAL HIGHLIGHTS
The financial highlights set forth on the following pages present certain information and ratios as well as performance information for the Funds that were operational during the periods listed. Certain information provided below is included in the June 30, 1998 PIMCO Funds Annual Report (relating to Institutional Class and Administrative Class shares) and has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is also included in such Annual Report. The Annual Report is incorporated by reference in the Statement of Additional Information and may be obtained from the Trust without charge. Financial statements and related notes are also incorporated by reference in the Statement of Additional Information.The International, Innovation, Value 25, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Tax-Efficient Equity Funds did not offer Institutional or Administrative Class Shares during the reporting periods. Prior to November 1, 1995, the fiscal year end for each Fund listed below was October 31.
  Selected data for a share outstanding throughout each period:

                         NET ASSET                NET REALIZED/     TOTAL    DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS
                           VALUE        NET         UNREALIZED   INCOME FROM  FROM NET  EXCESS OF NET   FROM NET
                         BEGINNING  INVESTMENT    GAIN (LOSS) ON INVESTMENT  INVESTMENT  INVESTMENT     REALIZED
                         OF PERIOD INCOME (LOSS)   INVESTMENTS   OPERATIONS    INCOME      INCOME     CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND
 Institutional Class
  06/30/98                $13.96      $ 0.06 (a)      $(3.84)(a)   $(3.78)     $ 0.00      $ 0.00        $ 0.00
  06/30/97                 12.66        0.06 (a)        1.30 (a)     1.36       (0.06)       0.00          0.00
  11/01/95-06/30/96        11.27        0.03            1.40         1.43       (0.04)       0.00          0.00
  10/31/95                 16.53        0.07           (4.55)       (4.48)      (0.06)       0.00         (0.72)
  10/31/94                 12.27       (0.01)           4.45         4.44        0.00        0.00         (0.18)
  06/01/93-10/31/93        10.00        0.03            2.52         2.55       (0.02)       0.00         (0.26)
 Administrative Class
  06/30/98                 13.95        0.09 (a)       (3.90)(a)    (3.81)       0.00        0.00          0.00
  06/30/97                 12.63        0.00 (a)        1.32 (a)     1.32        0.00        0.00          0.00
  11/01/95-06/30/96        11.24        0.02 (a)        1.40 (a)     1.42       (0.03)       0.00          0.00
  10/31/95                 16.95        0.00           (4.95)       (4.95)      (0.05)       0.00         (0.71)
INTERNATIONAL DEVELOPED
 FUND (I)
 Institutional Class
  06/30/98                $13.12      $ 0.16 (a)      $ 1.73 (a)   $ 1.89      $(0.11)     $ 0.00        $(0.58)
  06/30/97                 12.54        0.10 (a)        1.09 (a)     1.19        0.00        0.00         (0.61)
  11/01/95-06/30/96        11.74        0.72            0.72         1.44       (0.07)      (0.36)        (0.21)
  10/31/95                 11.86        0.10            0.30         0.40       (0.09)       0.00         (0.43)
  10/31/94                 10.69        0.09            1.15         1.24       (0.03)       0.00         (0.04)
  06/08/93-10/31/93        10.00        0.05            0.69         0.74       (0.04)       0.00         (0.01)
 Administrative Class
  06/30/98                 13.05        0.17 (a)        1.69 (a)     1.86       (0.03)       0.00         (0.58)
  06/30/97                 12.51        0.06 (a)        1.09 (a)     1.15        0.00        0.00         (0.61)
  11/01/95-06/30/96        11.73        0.69 (a)        0.72 (a)     1.41       (0.07)      (0.35)        (0.21)
  11/30/94-10/31/95        11.21        0.02            1.01         1.03       (0.08)       0.00          0.43)
CAPITAL APPRECIATION
 FUND
 Institutional Class
  06/30/98                $21.19      $ 0.15 (a)      $ 6.59 (a)   $ 6.74      $(0.12)     $ 0.00        $(1.68)
  06/30/97                 18.10        0.24            5.08         5.32       (0.10)       0.00         (2.13)
  11/01/95-06/30/96        16.94        0.35            1.99         2.34       (0.15)       0.00         (1.03)
  10/31/95                 13.34        0.18            3.60         3.78       (0.18)       0.00          0.00
  10/31/94                 13.50        0.14           (0.12)        0.02       (0.14)       0.00         (0.04)
  10/31/93                 11.27        0.11            2.73         2.84       (0.11)       0.00         (0.50)
  10/31/92                 11.02        0.14            1.05         1.19       (0.14)       0.00         (0.72)
  03/08/91-10/31/91        10.00        0.09            1.02         1.11       (0.09)       0.00          0.00
 Administrative Class
  06/30/98                 21.16        0.10 (a)        6.55 (a)     6.65       (0.14)       0.00         (1.68)
  07/31/96-06/30/97        17.19        0.16            6.03         6.19       (0.09)       0.00         (2.13)
MID-CAP GROWTH FUND
 Institutional Class
  06/30/98                $20.28      $ 0.11 (a)      $ 5.11 (a)   $ 5.22      $(0.07)     $(0.01)       $(1.33)
  06/30/97                 19.44       (0.07)           5.25         5.18       (0.05)       0.00         (4.29)
  11/01/95-06/30/96        18.16        0.32            1.53         1.85       (0.14)       0.00         (0.43)
  10/31/95                 13.97        0.07            4.19         4.26       (0.07)       0.00          0.00
  10/31/94                 13.97        0.06            0.01         0.07       (0.06)       0.00         (0.01)
  10/31/93                 11.29        0.07            2.70         2.77       (0.07)       0.00         (0.02)
  10/31/92                 10.28        0.10            1.03         1.13       (0.10)       0.00          0.00
  08/26/91-10/31/91        10.00        0.02            0.27         0.29       (0.01)       0.00          0.00
 Administrative Class
  06/30/98                 20.24        0.05 (a)        5.08 (a)     5.13       (0.07)      (0.01)        (1.33)
  06/30/97                 19.44       (0.13)           5.25         5.12       (0.03)       0.00         (4.29)
  11/01/95-06/30/96        18.17        0.28            1.53         1.81       (0.11)       0.00         (0.43)
  11/30/94-10/31/95        13.31        0.03            4.85         4.88       (0.02)       0.00          0.00

--------
 *Annualized
 (a)Per share amounts based on average number of shares outstanding during the period.
 (i)Formerly the Blairlogie International Active Fund.


10 PIMCO Funds: Multi-Manager Series

                                                                                                      RATIO OF NET
DISTRIBUTIONS                                                                              RATIO OF    INVESTMENT
IN EXCESS OF   DISTRIBUTIONS TAX BASIS               NET ASSET               NET ASSETS   EXPENSES TO INCOME (LOSS)
NET REALIZED       FROM      RETURN OF     TOTAL     VALUE END                 END OF     AVERAGE NET  TO AVERAGE     PORTFOLIO
CAPITAL GAINS  EQUALIZATION   CAPITAL  DISTRIBUTIONS OF PERIOD TOTAL RETURN PERIOD (000S)   ASSETS     NET ASSETS   TURNOVER RATE
---------------------------------------------------------------------------------------------------------------------------------
    $0.00         $ 0.00       $0.00      $ 0.00      $10.18      (27.08)%    $ 24,251       1.39%         0.52%          52%
     0.00           0.00        0.00       (0.06)      13.96       10.85        52,703       1.45          0.45           74
     0.00           0.00        0.00       (0.04)      12.66       12.70        80,545       1.35*         0.84*          74
     0.00           0.00        0.00       (0.78)      11.27      (27.70)       73,539       1.35          0.57          118
     0.00           0.00        0.00       (0.18)      16.53       36.31        79,620       1.35         (0.06)          79
     0.00           0.00        0.00       (0.28)      12.27       25.55        14,625       1.34*         0.64*          37
     0.00           0.00        0.00        0.00       10.14      (27.31)        1,339       1.65          0.81           52
     0.00           0.00        0.00        0.00       13.95       10.45           117       1.69          0.02           74
     0.00           0.00        0.00       (0.03)      12.63       12.70           368       1.61*         0.18 *         74
     0.00           0.00        0.00       (0.76)      11.24      (27.96)          830       1.62          0.02          118
    $0.00         $ 0.00       $0.00      $(0.69)     $14.32       15.69%     $122,126       1.11%         1.20%          60%
     0.00           0.00        0.00       (0.61)      13.12       10.07        94,044       1.13          0.85           77
     0.00           0.00        0.00       (0.64)      12.54       12.54        70,207       1.10*         0.81*          60
     0.00           0.00        0.00       (0.52)      11.74        3.83        63,607       1.10          1.10           63
     0.00           0.00        0.00       (0.07)      11.86       11.68        22,569       1.10          1.12           89
     0.00           0.00        0.00       (0.05)      10.69        7.39         8,299       1.10*         0.91*          20
     0.00           0.00        0.00       (0.61)      14.30       15.33         6,299       1.36          1.31           60
     0.00           0.00        0.00       (0.61)      13.05        9.77         2,302       1.38          0.52           77
     0.00           0.00        0.00       (0.63)      12.51       12.33         5,624       1.35*         1.04*          60
     0.00           0.00        0.00       (0.51)      11.73        9.61           675       1.34*         0.50*          58
    $0.00         $ 0.00       $0.00      $(1.80)     $26.13       32.97%     $805,856       0.71%         0.64%          75%
     0.00           0.00        0.00       (2.23)      21.19       31.52       536,187       0.71          1.02           87
     0.00           0.00        0.00       (1.18)      18.10       14.65       348,728       0.70*         1.33*          73
     0.00           0.00        0.00       (0.18)      16.94       28.47       236,220       0.70          1.22           83
     0.00           0.00        0.00       (0.18)      13.34        0.15       165,441       0.70          1.17           77
     0.00           0.00        0.00       (0.61)      13.50       25.30        84,990       0.70          0.94           81
     0.00          (0.08)       0.00       (0.94)      11.27       10.75        36,334       0.70          1.13          134
     0.00           0.00        0.00       (0.09)      11.02       11.19        18,813       0.75*         1.55*          41
     0.00           0.00        0.00       (1.82)      25.99       32.55       132,384       0.96          0.39           75
     0.00           0.00        0.00       (2.22)      21.16       38.26         3,115       0.96*         0.66*          87
    $0.00         $ 0.00       $0.00      $(1.41)     $24.09       26.16%     $437,985       0.71%         0.46%          66%
     0.00           0.00        0.00       (4.34)      20.28       30.58       291,374       0.71          0.53           82
     0.00           0.00        0.00       (0.57)      19.44       10.37       231,011       0.70*         1.11*          79
     0.00           0.00        0.00       (0.07)      18.16       30.54       189,320       0.70          0.43           78
     0.00           0.00        0.00       (0.07)      13.97        0.58       121,791       0.70          0.45           61
     0.00           0.00        0.00       (0.09)      13.97       24.57        67,625       0.70          0.56           98
     0.00          (0.02)       0.00       (0.12)      11.29       10.91        21,213       0.70          0.87           66
     0.00           0.00        0.00       (0.01)      10.28        2.98         2,748       0.82*         0.92*          13
     0.00           0.00        0.00       (1.41)      23.96       25.75        73,614       0.95          0.22           66
     0.00           0.00        0.00       (4.32)      20.24       30.23         2,066       0.96          0.28           82
     0.00           0.00        0.00       (0.54)      19.44       10.17         1,071       0.95*         0.89*          79
     0.00           0.00        0.00       (0.02)      18.17       36.64           892       0.94*         0.23*          72

                                                  November 1, 1998 Prospectus 11


                       NET ASSET                NET REALIZED/     TOTAL    DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS
                         VALUE        NET         UNREALIZED   INCOME FROM  FROM NET  EXCESS OF NET   FROM NET
                       BEGINNING  INVESTMENT    GAIN (LOSS) ON INVESTMENT  INVESTMENT  INVESTMENT     REALIZED
                       OF PERIOD INCOME (LOSS)   INVESTMENTS   OPERATIONS    INCOME      INCOME     CAPITAL GAINS
-----------------------------------------------------------------------------------------------------------------
MICRO-CAP GROWTH FUND
 Institutional Class
  06/30/98              $19.85      $(0.11)(a)      $ 6.54 (a)   $ 6.43      $0.00       $ 0.00        $(2.62)
  06/30/97               18.47        0.00            3.41         3.41       0.00         0.00         (2.03)
  11/01/95-06/30/96      15.38        0.00            3.43         3.43       0.00         0.00         (0.34)
  10/31/95               11.87       (0.04)           3.55         3.51       0.00         0.00          0.00
  10/31/94               11.06       (0.03)           0.84         0.81       0.00         0.00          0.00
  06/25/93-10/31/93      10.00        0.00            1.07         1.07       0.00         0.00          0.00
 Administrative Class
  06/30/98               19.78       (0.17)(a)        6.53 (a)     6.36       0.00         0.00         (2.62)
  06/30/97               18.46       (0.06)           3.41         3.35       0.00         0.00         (2.03)
  04/01/96-06/30/96      16.73        0.03            1.70         1.73       0.00         0.00          0.00
SMALL-CAP GROWTH FUND
 Institutional Class
  06/30/98              $13.40      $(0.03)(a)      $ 2.52 (a)   $ 2.49      $0.00       $ 0.00        $(1.88)
  06/30/97               20.83       (0.01)(a)        3.17 (a)     3.16       0.00         0.00        (10.59)
  11/01/95-06/30/96      21.02        2.02           (0.61)        1.41       0.00         0.00         (1.60)
  10/31/95               19.38       (0.05)           3.12         3.07       0.00         0.00         (1.43)
  10/31/94               19.15       (0.02)           0.89         0.87       0.00         0.00         (0.64)
  10/31/93               15.80       (0.06)           6.19         6.13       0.00         0.00         (2.78)
  10/31/92               14.87        0.01            1.50         1.51      (0.01)        0.00         (0.57)
  01/07/91-10/31/91      10.00        0.02            5.03         5.05      (0.02)        0.00         (0.16)
 Administrative Class
  06/30/98               13.41        0.07 (a)        2.51 (a)     2.44       0.00         0.00         (1.88)
  06/30/97               20.82       (0.06)(a)        3.24 (a)     3.18       0.00         0.00        (10.59)
  11/01/95-06/30/96      21.01        2.02 (a)       (0.61)(a)     1.41       0.00         0.00         (1.60)
  09/27/95-10/31/95      21.90       (0.02)          (0.87)       (0.89)      0.00         0.00          0.00
RENAISSANCE FUND
 Institutional Class
  12/31/97-06/30/98     $16.73      $ 0.05          $ 2.29       $ 2.34      $0.00       $ 0.00        $ 0.00
CORE EQUITY FUND
 Institutional Class
  06/30/98              $15.55      $ 0.03 (a)      $ 6.11 (a)   $ 6.14      $0.00       $ 0.00        $(1.30)
  06/30/97               13.55        0.03 (a)        2.78 (a)     2.81      (0.02)        0.00         (0.79)
  11/01/95-06/30/96      12.72        0.51            0.65         1.16      (0.04)       (0.01)        (0.28)
  12/28/94-10/31/95      10.00        0.07            2.71         2.78      (0.06)        0.00          0.00
 Administrative Class
  06/30/98               15.53        0.01 (a)        6.10 (a)     6.09       0.00         0.00         (1.30)
  06/30/97               13.56        0.00 (a)        2.77 (a)     2.77      (0.01)        0.00         (0.79)
  11/01/95-06/30/96      12.73        0.49            0.65         1.14      (0.02)       (0.01)        (0.28)
  05/31/95-10/31/95      11.45        0.02            1.28         1.30      (0.02)        0.00          0.00
MID-CAP EQUITY FUND
 Institutional Class
  06/30/98              $14.04      $(0.03)(a)      $ 3.61 (a)   $ 3.58      $0.00       $ 0.00        $(4.09)
  06/30/97               14.66       (0.06)(a)        1.31 (a)     1.25       0.00         0.00         (1.87)
  11/01/95-06/30/96      12.92        0.49            1.62         2.11       0.00         0.00         (0.37)
  12/28/94-10/31/95      10.00        0.02            2.92         2.94      (0.02)        0.00          0.00
 Administrative Class
  08/21/97-06/30/98      15.27       (0.05)(a)        2.37 (a)     2.32       0.00         0.00         (4.09)
INTERNATIONAL GROWTH
 FUND
 Institutional Class
  12/31/97-06/30/98     $10.00      $ 0.00 (a)      $ 3.55 (a)   $ 3.55      $0.00       $ 0.00        $ 0.00

--------
 *Annualized
  (a)Per share amounts based on average number of shares outstanding during the period.


12 PIMCO Funds: Multi-Manager Series

                                                                                                      RATIO OF NET
DISTRIBUTIONS                                                                              RATIO OF    INVESTMENT
IN EXCESS OF   DISTRIBUTIONS TAX BASIS               NET ASSET               NET ASSETS   EXPENSES TO INCOME (LOSS)
NET REALIZED       FROM      RETURN OF     TOTAL     VALUE END                 END OF     AVERAGE NET  TO AVERAGE     PORTFOLIO
CAPITAL GAINS  EQUALIZATION   CAPITAL  DISTRIBUTIONS OF PERIOD TOTAL RETURN PERIOD (000S)   ASSETS     NET ASSETS   TURNOVER RATE
---------------------------------------------------------------------------------------------------------------------------------
    $0.00          $0.00       $0.00      $ (2.62)    $23.66      33.95%      $257,842       1.51%        (0.50)%         72%
     0.00           0.00        0.00        (2.03)     19.85      20.05        164,139       1.52         (0.49)          84
     0.00           0.00        0.00        (0.34)     18.47      22.64         83,973       1.50*        (0.45)*         54
     0.00           0.00        0.00         0.00      15.38      29.54         69,775       1.50         (0.37)          87
     0.00           0.00        0.00         0.00      11.87       7.31         32,605       1.50         (0.25)          59
     0.00           0.00       (0.01)       (0.01)     11.06      10.81         10,827       1.50*        (0.02)*         16
     0.00           0.00        0.00        (2.62)     23.52      33.70          4,779       1.76         (0.74)          72
     0.00           0.00        0.00        (2.03)     19.78      19.72          2,116       1.77         (0.74)          84
     0.00           0.00        0.00         0.00      18.46      10.34            566       1.73*        (0.74)*         54
    $0.00          $0.00       $0.00      $ (1.88)    $14.01      19.33%      $ 47,641       1.26%        (0.20)%         77%
     0.00           0.00        0.00       (10.59)     13.40      22.82         33,390       1.32         (0.05)         129
     0.00           0.00        0.00        (1.60)     20.83       7.22         32,954       1.25*        (0.20)*         59
     0.00           0.00        0.00        (1.43)     21.02      17.39         73,977       1.25         (0.27)          86
     0.00           0.00        0.00        (0.64)     19.38       4.62         50,425       1.25         (0.33)          66
     0.00           0.00        0.00        (2.78)     19.15      38.80         43,308       1.25         (0.35)          62
     0.00           0.00        0.00        (0.58)     15.80      10.20         33,734       1.25         0.09            66
     0.00           0.00        0.00        (0.18)     14.87      50.68         33,168       1.29*        0.11*           48
     0.00           0.00        0.00        (1.88)     13.97      18.90            981       1.49         (0.51)          77
     0.00           0.00        0.00       (10.59)     13.41      23.12              1       1.54         (0.36)         129
     0.00           0.00        0.00        (1.60)     20.82       7.18            112       1.50*        (0.41)*         59
     0.00           0.00        0.00         0.00      21.01      (5.34)           544       1.60*        (0.82)*          9
    $0.00          $0.00       $0.00      $  0.00     $19.07      13.99%      $    851       0.86%*       0.55%*         192%
    $0.00          $0.00       $0.00      $ (1.30)    $20.39      41.83%      $  1,915       0.83%        0.20%          120%
     0.00           0.00        0.00        (0.81)     15.55      21.59          6,444       0.87         0.23           139
     0.00           0.00        0.00        (0.33)     13.55       9.41         10,452       0.82*        0.53*           73
     0.00           0.00        0.00        (0.06)     12.72      27.86          7,791       0.82*        0.79*          123
     0.00           0.00        0.00        (1.30)     20.32      41.54        128,666       1.08         (0.07)         120
     0.00           0.00        0.00        (0.80)     15.53      21.20         29,332       1.13         (0.03)         139
     0.00           0.00        0.00        (0.31)     13.56       9.23         33,575       1.07*        0.28 *          73
     0.00           0.00        0.00        (0.02)     12.73      11.34         24,645       1.06*        0.34 *          58
    $0.00          $0.00       $0.00      $ (4.09)    $13.53      30.40%      $  8,488       0.89%        (0.25)%        268%
     0.00           0.00        0.00        (1.87)     14.04       9.61          7,591       1.15         (0.43)         202
     0.00           0.00        0.00        (0.37)     14.66      16.72          8,378       0.88*        (0.32)*         97
     0.00           0.00        0.00        (0.02)     12.92      29.34          8,357       0.88*        0.24 *         132
     0.00           0.00        0.00        (4.09)     13.50      19.65          2,371       1.13*        (0.49)*        268
    $0.00          $0.00       $0.00      $  0.00     $13.55      35.50%      $  6,822       1.36%*       0.08%*          60%

                                                  November 1, 1998 Prospectus 13


                      NET ASSET               NET REALIZED/     TOTAL    DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS
                        VALUE        NET        UNREALIZED   INCOME FROM  FROM NET  EXCESS OF NET   FROM NET
                      BEGINNING  INVESTMENT   GAIN (LOSS) ON INVESTMENT  INVESTMENT  INVESTMENT     REALIZED
                      OF PERIOD INCOME (LOSS)  INVESTMENTS   OPERATIONS    INCOME      INCOME     CAPITAL GAINS
---------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
 Institutional Class
  06/30/98             $15.41       $0.44 (a)     $ 2.75 (a)   $ 3.19      $(0.42)      $0.00        $(2.09)
  06/30/97              14.36        0.40           3.17         3.57       (0.55)       0.00         (1.97)
  11/01/95-06/30/96     13.09        0.78           1.31         2.09       (0.34)       0.00         (0.48)
  10/31/95              11.75        0.46           1.67         2.13       (0.46)       0.00         (0.33)
  10/31/94              11.95        0.42          (0.16)        0.26       (0.42)       0.00         (0.04)
  10/31/93              10.92        0.40           1.40         1.80       (0.40)       0.00         (0.37)
  10/31/92              10.77        0.45           0.93         1.38       (0.43)       0.00         (0.57)
  03/08/91-10/31/91     10.00        0.24           0.92         1.16       (0.24)       0.00         (0.15)
 Administrative Class
  06/30/98              15.40        0.40 (a)       2.75 (a)     3.15       (0.38)       0.00         (2.09)
  06/30/97              14.35        0.27           3.26         3.53       (0.51)       0.00         (1.97)
  11/01/95-06/30/96     13.13        0.75           1.31         2.06       (0.36)       0.00         (0.48)
  11/30/94-10/31/95     11.12        0.39           2.35         2.74       (0.40)       0.00         (0.33)
VALUE FUND (II)
 Institutional Class
  06/30/98             $14.81       $0.25 (a)     $ 2.47 (a)   $ 2.72      $(0.24)      $0.00        $(1.63)
  06/30/97              12.46        1.05           2.11         3.16       (0.31)       0.00         (0.50)
  11/01/95-06/30/96     12.53        0.25           1.62         1.87       (0.17)       0.00         (1.77)
  10/31/95              11.55        0.30           2.18         2.48       (0.30)       0.00         (1.20)
  10/31/94              11.92        0.30          (0.28)        0.02       (0.29)       0.00         (0.10)
  10/31/93              10.05        0.28           2.36         2.64       (0.28)       0.00         (0.49)
  12/30/91-10/31/92     10.00        0.24           0.23         0.47       (0.24)       0.00         (0.18)
 Administrative Class
  08/21/97-06/30/98     15.66        0.19 (a)       1.65 (a)     1.84       (0.22)       0.00         (1.63)
SMALL-CAP VALUE FUND
 Institutional Class
  06/30/98             $15.78       $0.29 (a)     $ 2.50 (a)   $ 2.79      $(0.13)      $0.00        $(0.76)
  06/30/97              14.20        0.46           3.63         4.09       (0.13)       0.00         (2.38)
  11/01/95-06/30/96     13.10        0.56           1.49         2.05       (0.21)       0.00         (0.74)
  10/31/95              12.07        0.28           1.92         2.20       (0.28)       0.00         (0.89)
  10/31/94              12.81        0.29          (0.65)       (0.36)      (0.29)       0.00         (0.09)
  10/31/93              10.98        0.24           2.33         2.57       (0.24)       0.00         (0.50)
  10/31/92              10.09        0.22           1.17         1.39       (0.22)       0.00         (0.24)
  10/01/91-10/31/91     10.00        0.02           0.10         0.12       (0.03)       0.00          0.00
 Administrative Class
  06/30/98              15.76        0.25 (a)       2.49 (a)     2.74       (0.11)       0.00         (0.76)
  06/30/97              14.20        0.38           3.68         4.06       (0.12)       0.00         (2.38)
  11/01/95-06/30/96     13.16        0.54           1.43         1.97       (0.19)       0.00         (0.74)
ENHANCED EQUITY FUND
 Institutional Class
  06/30/98             $16.46       $0.11 (a)     $ 3.91 (a)   $ 4.02      $(0.11)      $0.00        $(7.73)
  06/30/97              15.91        1.18           3.10         4.28       (0.10)       0.00         (3.63)
  11/01/95-06/30/96     14.44        0.34           1.67         2.01       (0.16)       0.00         (0.38)
  10/31/95              11.99        0.25           2.62         2.87       (0.25)       0.00         (0.17)
  10/31/94              12.08        0.25          (0.04)        0.21       (0.25)       0.00         (0.05)
  10/31/93              11.76        0.23           0.74         0.97       (0.23)       0.00         (0.42)
  10/31/92              10.80        0.16           1.06         1.22       (0.16)       0.00         (0.04)
  02/11/91-10/31/91     10.00        0.16           0.80         0.96       (0.16)       0.00          0.00
 Administrative Class
  08/21/97-06/30/98     17.53        0.05 (a)       2.85 (a)     2.90       (0.11)       0.00         (7.73)
BALANCED FUND (III)
 Institutional Class
  06/30/98             $11.42       $0.35 (a)     $ 1.81 (a)   $ 2.16      $(0.34)      $0.00        $(1.09)
  06/30/97              11.64        0.89           1.21         2.10       (0.36)       0.00         (1.96)
  11/01/95-06/30/96     11.89        0.27           0.76         1.03       (0.27)       0.00         (1.01)
  10/31/95              10.35        0.44           1.54         1.98       (0.44)       0.00          0.00
  10/31/94              10.84        0.34          (0.34)        0.00       (0.34)       0.00         (0.15)
  10/31/93              10.42        0.35           0.68         1.03       (0.35)       0.00         (0.26)
  06/25/92-10/31/92     10.00        0.12           0.52         0.64       (0.12)       0.00         (0.10)

--------
 *Annualized
  (a) Per share amounts based on average number of shares outstanding during the period.
  (ii) Formerly the NFJ Diversified Low P/E Fund.
  (iii) NFJ and Cadence began serving as Portfolio Managers of the portion of the Balanced Fund allocated for investment in common stocks on August 1, 1996. Prior to August 1, 1996, a different firm served as portfolio manager.


14 PIMCO Funds: Multi-Manager Series

                                                                                                      RATIO OF NET
DISTRIBUTIONS                                                                              RATIO OF    INVESTMENT
IN EXCESS OF   DISTRIBUTIONS TAX BASIS               NET ASSET               NET ASSETS   EXPENSES TO INCOME (LOSS)
NET REALIZED       FROM      RETURN OF     TOTAL     VALUE END                 END OF     AVERAGE NET  TO AVERAGE     PORTFOLIO
CAPITAL GAINS  EQUALIZATION   CAPITAL  DISTRIBUTIONS OF PERIOD TOTAL RETURN PERIOD (000S)   ASSETS     NET ASSETS   TURNOVER RATE
---------------------------------------------------------------------------------------------------------------------------------
    $0.00         $ 0.00       $0.00      $(2.51)     $16.09      21.84%      $138,650       0.71%        2.71%           45%
     0.00           0.00        0.00       (2.52)      15.41      27.67        121,138       0.72         3.03            45
     0.00           0.00        0.00       (0.82)      14.36      16.35        116,714       0.70*        3.41 *          52
     0.00           0.00        0.00       (0.79)      13.09      19.36        118,015       0.70         3.83            46
     0.00           0.00        0.00       (0.46)      11.75       2.25         92,365       0.70         3.77            36
     0.00           0.00        0.00       (0.77)      11.95      16.65         67,854       0.70         3.55            39
     0.00          (0.23)       0.00       (1.23)      10.92      12.89         30,506       0.70         3.83            47
     0.00           0.00        0.00       (0.39)      10.77      11.81         15,628       0.74*        4.18*           62
     0.00           0.00        0.00       (2.47)      16.08      21.58         11,699       0.96         2.45            45
     0.00           0.00        0.00       (2.48)      15.40      27.40          8,145       0.97         2.79            45
     0.00           0.00        0.00       (0.84)      14.35      16.08          6,097       0.95*        3.19 *          52
     0.00           0.00        0.00       (0.73)      13.13      25.69            140       0.95*        3.43 *          43
    $0.00         $ 0.00       $0.00      $(1.87)     $15.66      19.35%      $ 83,219       0.71%        1.59%           77%
     0.00           0.00        0.00       (0.81)      14.81      26.38         74,613       0.73         2.02            71
     0.00           0.00        0.00       (1.94)      12.46      16.24         52,727       0.70*        2.40*           29
     0.00           0.00        0.00       (1.50)      12.53      24.98         14,443       0.70         2.50            71
     0.00           0.00        0.00       (0.39)      11.55       0.15         15,442       0.70         2.34            44
     0.00           0.00        0.00       (0.77)      11.92      26.35         22,930       0.70         2.43            28
     0.00           0.00        0.00       (0.42)      10.05       4.68         18,083       0.70*        2.57*           73
     0.00           0.00        0.00       (1.85)      15.65      12.71         10,349       0.96*        1.40*           77
    $0.00         $ 0.00       $0.00      $(0.89)     $17.68      17.77%      $ 47,432       0.85%        1.65%           41%
     0.00           0.00        0.00       (2.51)      15.78      31.99         34,639       0.90         1.92            48
     0.00           0.00        0.00       (0.95)      14.20      16.35         29,017       0.85*        2.12*           35
     0.00           0.00        0.00       (1.17)      13.10      19.88         35,093       0.85         2.25            50
     0.00           0.00        0.00       (0.38)      12.07      (2.89)        31,236       0.85         2.23            48
     0.00           0.00        0.00       (0.74)      12.81      23.60         46,523       0.85         2.05            42
     0.00          (0.04)       0.00       (0.50)      10.98      13.75         18,261       0.85         2.16            27
     0.00           0.00        0.00       (0.03)      10.09       1.19          5,060       1.09*        3.06*            0
     0.00           0.00        0.00       (0.87)      17.63      17.41         10,751       1.10         1.39            41
     0.00           0.00        0.00       (2.50)      15.76      31.70          5,916       1.16         1.68            48
     0.00           0.00        0.00       (0.93)      14.20      15.64          4,433       1.10*        1.86*           35
    $0.00         $ 0.00       $0.00      $(7.84)     $12.64      32.33%      $ 36,584       0.71%        0.63%           65%
     0.00           0.00        0.00       (3.73)      16.46      31.45         44,838       0.74         1.31            91
     0.00           0.00        0.00       (0.54)      15.91      14.21         83,425       0.70*        1.58*           53
     0.00           0.00        0.00       (0.42)      14.44      24.46         73,999       0.70         1.91            21
     0.00           0.00        0.00       (0.30)      11.99       1.83         65,915       0.70         2.20            44
     0.00           0.00        0.00       (0.65)      12.08       8.20         46,724       0.70         1.89            15
     0.00          (0.06)       0.00       (0.26)      11.76      11.46         36,515       0.70         1.81            17
     0.00           0.00        0.00       (0.16)      10.80       9.59          4,451       0.73*        2.14*            0
     0.00           0.00        0.00       (7.84)      12.59      23.85         10,409       0.95*        0.47*           65
    $0.00         $ 0.00       $0.00      $(1.43)     $12.15      19.91%      $ 41,222       0.72%        2.91%          186%
     0.00           0.00        0.00       (2.32)      11.42      20.37         61,518       0.74         3.33           199
     0.00           0.00        0.00       (1.28)      11.64       9.07         82,562       0.70*        3.46*          140
     0.00           0.00        0.00       (0.44)      11.89      19.47         72,638       0.70         3.73            43
     0.00           0.00        0.00       (0.49)      10.35       0.08        130,694       0.70         3.25            47
     0.00           0.00        0.00       (0.61)      10.84      10.06        126,410       0.70         3.10            19
     0.00           0.00        0.00       (0.22)      10.42       6.40         99,198       0.70*        3.36*           39

                                                  November 1, 1998 Prospectus 15

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objective and general investment policies of each Fund are described below. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the net asset value per share of each Fund also will vary. Specific portfolio securities eligible for purchase by the Funds, investment techniques that may be used by the Funds, and the risks associated with these securities and techniques are described more fully under "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information. For information on other investment policies of the Stock Funds, see "Investment Objectives and Policies--Stock Funds." This information is also relevant to an investment in the Balanced Fund because the Common Stock Segment (as described below) of that Fund is managed in accordance with the investment policies of the Value and Capital Appreciation Funds.

  EMERGING MARKETS FUND seeks long-term growth of capital. The Fund invests primarily in common stocks of companies located in countries identified as emerging market countries. The Morgan Stanley Capital International Emerging Markets Free Index ("MSCI Free Index") and the International Finance Corporation Emerging Markets Index ("IFC Index") are used as the bases for choosing the countries in which the Fund invests. However, the Fund is not limited to the countries and weightings of these indexes. The Portfolio Manager applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors), and performance relative to the industry, price to earnings ratios, and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase as well as provides a sell discipline for fully valued securities. In selecting securities, the Portfolio Manager considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.

  For purposes of implementing its investment objective, the Fund invests primarily in some or all of the following emerging market countries (this list is not exclusive):

  Argentina             Hungary             Peru                 Sri Lanka
  Brazil                India               Philippines          Taiwan
  Chile                 Indonesia           Poland               Thailand
  China                 Israel              Portugal             Turkey
  Colombia              Jordan              Romania              Venezuela
  Czech                 Malaysia            Russia               Zimbabwe
  Republic              Mexico              South Africa
  Greece                Pakistan            South Korea
  Hong Kong

  For purposes of allocating the Fund's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.

  Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the MSCI Free Index or the IFC Index. Such foreign currency transactions may include forward foreign currency contracts, foreign exchange futures contracts, and options


16 PIMCO Funds: Multi-Manager Series
thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. Up to 10% of the Fund's assets may be invested in the securities of other investment companies. The Fund may sell (write) call and put options. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments--Index Futures." The Fund may also engage in equity index swap transactions.

  Investing in the securities of foreign issuers, and particularly emerging market issuers, involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques-- Foreign Securities." Currently, the Portfolio Manager for the Emerging Markets Fund is Blairlogie. It is anticipated that the Emerging Markets Fund will reorganize as a series of another mutual fund family on or before March 31, 1999, and thereafter would not be offered as a series of the Trust. See "Management of the Trust--Portfolio Managers--Blairlogie."

  INTERNATIONAL DEVELOPED FUND seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of international equity securities. The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index ("EAFE Index") is used as a basis for choosing the countries in which the Fund invests. However, the Fund is not limited to the countries and weightings of the EAFE Index. Under normal market conditions, the Fund will invest no more than 35% of its assets in securities issued by companies located in countries that the Portfolio Manager determines, on the basis of market capitalization, liquidity, and other considerations, to have underdeveloped securities markets. The Portfolio Manager applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors) and performance relative to the industry, price to earnings ratios, and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase and also provides a sell discipline for fully valued securities. In selecting securities, the Portfolio Manager considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.

  For purposes of allocating the Fund's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.

  Most of the international equity securities in which the Fund invests will be traded in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the EAFE Index. Such foreign currency transactions may include forward foreign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. Up to 10% of the Fund's assets may be invested in the securities of other investment companies. The Fund may sell (write) call and put options. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments--Index Futures." The Fund may also engage in equity index swap transactions.

                                                  November 1, 1998 Prospectus 17

  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." Currently, the Portfolio Manager for the International Developed Fund is Blairlogie. It is anticipated that the International Developed Fund will reorganize as a series of another mutual fund family on or before March 31, 1999, and thereafter would not be offered as a series of the Trust. See "Management of the Trust--Portfolio Managers-- Blairlogie."

  INTERNATIONAL FUND seeks capital appreciation through investments in an international portfolio. Income is an incidental consideration. Under normal market conditions, at least 65% of the International Fund's total assets will be invested in common stocks, which may or may not pay dividends, as well as convertible bonds, convertible preferred stocks, warrants, rights or other equity securities, for a combination of capital appreciation and income. Convertible securities may include securities convertible only by certain classes of investors (which may not include the Fund). The Fund may not invest in convertible securities which are of less than investment grade quality at the time of purchase.

  The Fund will normally invest in securities traded in developed foreign securities markets. Particular consideration is given to investments principally traded in developed North American (other than United States), Japanese, European, Pacific and Australian securities markets, and in securities of foreign issuers traded on United States securities markets. The Fund will also invest in emerging markets, where markets may not yet fully reflect the potential of the developing economy. There are no prescribed limits on geographic asset distribution and the Fund has the authority to invest in securities traded in securities markets of any country in the world. In allocating the Fund's assets among the various securities markets of any country in the world, the Portfolio Manager will consider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested, although under normal market circumstances the Fund's investments will include securities principally traded in at least three different countries. The Fund will not limit its investments to any particular type or size of company.

  The Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies which invest in foreign markets. The Fund may also purchase and write call and put options on securities, securities indexes, and on foreign currencies; enter into futures contracts and use options on futures contracts, including futures contracts on foreign currencies; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contacts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments-- Index Futures."

  The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets. However, when the Portfolio Manager believes that conditions in international securities markets warrant a defensive investment strategy, the Fund may invest up to 100% of its assets in domestic debt, foreign debt and equity securities principally traded in the U.S., including money market instruments, obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities, or corporate bonds and sponsored American Depository Receipts.

  Investing in the securities of foreign issuers, and particularly emerging market issuers, involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see


18 PIMCO Funds: Multi-Manager Series

"Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." Currently, the Portfolio Manager for the International Fund is Blairlogie. On or before March 31, 1999, it is anticipated that PIMCO Advisors will sell substantially all of its ownership interest in Blairlogie and assume full portfolio management responsibility for the International Fund. See "Management of the Trust--Portfolio Managers--Blairlogie."

  CAPITAL APPRECIATION FUND seeks growth of capital. The Fund invests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of the approximately 1,000 largest market capitalization stocks, all of which are those of companies with market capitalizations of at least $1 billion at the time of investment. The Fund usually invests in approximately 60 to 100 common stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen,
(iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Portfolio Manager for the Capital Appreciation Fund is Cadence.

  MID-CAP GROWTH FUND seeks growth of capital. The Fund invests primarily in common stocks of middle capitalization companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of companies with market capitalizations in excess of $500 million at the time of investment, excluding the 200 companies with the highest market capitalization. The Fund usually invests in approximately 60 to 100 common stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen,
(iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Portfolio Manager for the Mid-Cap Growth Fund is Cadence.

  MICRO-CAP GROWTH FUND seeks long-term growth of capital. The Fund invests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. The Fund usually invests in approximately 60 to 100 common stocks selected from a universe of stocks with publicly available market capitalizations of less than $100 million at the time of investment. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated therewith. The Portfolio Manager for the Micro-Cap Growth Fund is Cadence.

  SMALL-CAP GROWTH FUND seeks growth of capital. The Fund invests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market.
The Fund usually invests in approximately 60 to 100 common stocks selected from a universe of stocks with
                                                  November 1, 1998 Prospectus 19
market capitalizations of $50 million to $1 billion at the time of investment. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated therewith. The Portfolio Manager for the Small-Cap Growth Fund is Cadence.

  RENAISSANCE FUND seeks long-term growth of capital and income. The Fund invests primarily in common stocks having below-average valuations whose issuers are experiencing improvements in their business fundamentals. Relative valuation is determined using a multi-factor approach that examines characteristics such as price to book, price to earnings and price to cash flow ratios. Stocks which pass the valuation screen are further analyzed to identify the key drivers of financial results and catalysts for change which indicate that a company may demonstrate improving fundamentals in the future. Stocks which appear likely to exceed consensus expectations are candidates for addition to the Fund's portfolio. Stocks are sold from the Fund's portfolio when the Portfolio Manager believes that their ability to exceed investor expectations has diminished or when their valuations have become excessive.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. securities. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Manager for the Renaissance Fund is Columbus Circle.

  CORE EQUITY FUND seeks long-term growth of capital, with income as a secondary objective. The Fund attempts to exceed the total return performance of the S&P 500 over a reasonable measurement period. The Fund usually invests in approximately 40 to 50 common stocks from companies with market capitalizations in excess of $3 billion at the time of investment. In selecting securities, the Portfolio Manager uses an investment discipline called "Positive Momentum & Positive Surprise." It is based on the premise that companies performing better than expected will have rising securities prices, while companies producing less than expected results will not. Through thorough analysis of company fundamentals in the context of the prevailing economic environment, the companies selected for purchase remain in the Fund only if they continue to achieve or exceed expectations, and are sold when business or earnings results are disappointing. Stock selection may include a significant portion of middle capitalization companies combined with the large capitalization stocks.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets, which will not exceed 15% of the Fund's net assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities, securities indexes and on foreign currencies; enter into futures contracts and use options on futures contracts; and enter into forward foreign currency contracts. The Portfolio Manager for the Core Equity Fund is Columbus Circle.



20 PIMCO Funds: Multi-Manager Series

  MID-CAP EQUITY FUND seeks long-term growth of capital. The Fund usually invests in approximately 40 to 60 common stocks from companies with market capitalizations of $800 million to $3 billion at the time of investment. In selecting securities, the Portfolio Manager uses an investment discipline called "Positive Momentum & Positive Surprise." It is based on the premise that companies performing better than expected will have rising securities prices, while companies producing less than expected results will not. Through thorough analysis of company fundamentals in the context of the prevailing economic environment, the companies selected for purchase remain in the Fund only if they continue to achieve or exceed expectations, and are sold when business or earnings results are disappointing. Stock selection may include companies that have grown rapidly from small capitalization status.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets, which will not exceed 15% of the Fund's net assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities, securities indexes and on foreign currencies; enter into futures contracts and use options on futures contracts; and enter into forward foreign currency contracts. The Portfolio Manager for the Mid-Cap Equity Fund is Columbus Circle.

  INNOVATION FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily (i.e., at least 65% of its assets) in common stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry as well as companies that provide and service those technologies. Securities will be selected with minimal emphasis on more traditional factors such as growth potential or value relative to intrinsic worth. Instead, the Fund will be guided by the theory of Positive Momentum & Positive Surprise (see "Management of the Trust--Portfolio Managers--Columbus Circle"), with special emphasis on common stocks of companies whose perceived strength lies in their use of innovative technologies in new products, enhanced distribution systems and improved management techniques. Although the Fund emphasizes the utilization of technologies, it is not restricted to investment in companies in a particular business sector or industry.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Manager for the Innovation Fund is Columbus Circle.

  INTERNATIONAL GROWTH FUND seeks long-term capital appreciation. The Fund invests in an international portfolio of equity and equity-related securities of companies the principal activities of which are in countries other than the United States. The Fund will normally invest in securities traded in foreign securities markets and in securities of foreign issuers traded on U.S. securities markets. As noted below, except for temporary defensive investments, the Fund will not invest in securities of U.S. issuers traded on U.S. securities markets. Otherwise, there are no prescribed limits on geographic asset distribution, and the Fund has the authority to invest in securities traded in securities markets of any country in the world. Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which it invests, although under normal market conditions, the Fund's investments will include securities principally traded in at least three different countries (not including the U.S.). The Fund will not limit its investments to any particular type or size of company. In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65%

                                                  November 1, 1998 Prospectus 21
of its assets in equity securities of issuers which exhibit growth characteristics in accordance with the Portfolio Manager's Positive Momentum & Positive Surprise investment discipline (see "Management of the Trust-- Portfolio Managers--Columbus Circle"). The Fund may also invest in issuers which do not exhibit growth characteristics, but whose securities are thought to be undervalued.

  The Fund may invest in developed foreign securities markets and in emerging markets, where markets may not fully reflect the potential of the developing economy. The Fund may also invest in shares of companies which are not presently listed but are in the process of being privatized by the government and shares of companies that are traded in over-the-counter markets or other types of unlisted securities markets.

  The Fund will apply the Portfolio Manager's Positive Momentum & Positive Surprise investment discipline to international markets (see "Management of the Trust--Portfolio Managers--Columbus Circle"). Asset allocation decisions ("top down") and individual stock selections ("bottom up") result from identification of positively surprising fundamental trends. Fundamental factors considered and their importance vary by security, but include country factors (e.g., changes in the political environment or funds flows); macroeconomic factors (e.g., GDP growth, inflation and interest rates); global secular trends (e.g., global grain shortages or growth in wireless communications); and industry and company specific factors. Investments are made when the relevant factors are improving (Positive Momentum) faster than expected (Positive Surprise). The relevant factors can be country (top down) or company (bottom up) specific.

  The Portfolio Manager believes that securities markets of many nations can be expected to move relatively independently of one another, because business cycles and other economic or political events that influence one country's securities markets may have little effect on the securities markets of other countries. By investing in an international portfolio, the Fund seeks to reduce the risks associated with investing in the economy of only one country.

  The Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies which invest in foreign markets. The Fund may also purchase and write call and put options on securities, securities indexes, and on foreign currencies; enter into futures contracts and use options on futures contracts, including futures contracts on foreign currencies; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments--Index Futures."

  The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets. However, when the Portfolio Manager believes that conditions in international securities markets warrant a defensive investment strategy, the Fund may temporarily invest up to 100% of its assets in domestic debt, foreign debt and equity securities principally traded in the U.S., including money market instruments, obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities, or corporate bonds and sponsored American Depository Receipts. The Fund will not invest in debt securities which are of less than investment grade quality at the time of purchase (i.e., securities rated Ba or below by Moody's or BB or below by S&P or, if unrated, considered by the Portfolio Manager to be of comparable quality).

  Investing in the securities of foreign issuers, and particularly emerging market issuers, involves special risks not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Portfolio Manager for the International Growth Fund is Columbus Circle.


22 PIMCO Funds: Multi-Manager Series

  EQUITY INCOME FUND seeks current income as a primary investment objective, and long-term growth of capital as a secondary objective. The Fund invests primarily in common stocks characterized by having below-average price to earnings ("P/E") ratios and higher dividend yields relative to their industry groups. In selecting securities, the Portfolio Manager classifies a universe of approximately 2,000 stocks by industry, each of which has a minimum market capitalization of $200 million at the time of investment. The universe is then screened to find the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the highest yields are chosen for the Fund. The universe is then rescreened to find the highest yielding stock in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the lowest P/E ratios are added to the Fund. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio or higher dividend yield than the current Fund holding. The Portfolio Manager for the Equity Income Fund is NFJ.

  VALUE FUND seeks long-term growth of capital and income. The Fund invests primarily in common stocks characterized by having below-average P/E ratios relative to their industry groups. In selecting securities, the Portfolio Manager classifies a universe of approximately 2,000 stocks by industry, each of which has a minimum market capitalization of $200 million at the time of investment. The universe is then screened to find the stocks with the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. The stocks in each industry with the lowest P/E ratios that pass the quality and price momentum screens are then selected for the Fund. The Fund usually invests in approximately 50 stocks. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holding. The Portfolio Manager for the Value Fund is NFJ.

  VALUE 25 FUND seeks long-term growth of capital and income. The Fund invests primarily in a portfolio of approximately 25 common stocks of companies with medium market capitalizations and below-average P/E ratios relative to their industry groups. In selecting securities, the Portfolio Manager classifies a universe of more than 2,000 stocks by industry, each of which has a minimum market capitalization of $200 million. The universe is then screened to find stocks with the lowest P/E ratios in each industry, subject to application of quality, earnings momentum and price momentum screens. Those stocks which pass the screenings and satisfy the medium-cap size criteria are further analyzed. Fundamental research is performed on the companies determined by such process to be the most undervalued. Approximately 25 stocks, diversified across industries, are selected on an equal-weighted basis for the Fund's portfolio. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock has a significantly lower P/E ratio than the current Fund holdings. Because the Fund concentrates on approximately 25 stocks at any one time (and is not as diversified as many stock funds), it is intended for aggressive investors seeking above-average capital gains and willing to accept the greater risks associated therewith. The Portfolio Manager for the Value 25 Fund is NFJ.

  SMALL-CAP VALUE FUND seeks long-term growth of capital and income. The Fund invests primarily in common stocks of companies with market capitalizations between $50 million and $1 billion at the time of investment. In selecting securities, the Portfolio Manager divides a universe of up to approximately 2,000 stocks into quartiles based upon P/E ratio. The lowest quartile in P/E ratio is screened for market capitalizations between $50 million and $1 billion, subject to application of quality and price momentum screens. Approximately 100 stocks with the lowest P/E ratios are combined in the Fund, subject to limits on the weighting for any one industry. Although quarterly rebalancing is a general rule, replacements are made whenever a holding achieves a higher P/E ratio than the S&P 500's P/E ratio or its industry average P/E ratio, or when an alternative stock within the same industry has a significantly lower P/E ratio than the

                                                  November 1, 1998 Prospectus 23
current Fund holding. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated therewith. The Portfolio Manager for the Small-Cap Value Fund is NFJ.

  ENHANCED EQUITY FUND seeks to provide a total return which equals or exceeds the total return performance of an index that represents the performance of a reasonably broad spectrum of common stocks that are publicly traded in the United States. The Fund currently attempts to equal or exceed the total return performance of the S&P 500. The Portfolio Manager uses quantitative techniques to construct a portfolio that consists of some, but not all, of the common stocks that are represented in the S&P 500. The Fund may invest in common stocks of foreign issuers if included in the S&P 500. The Fund attempts to provide risk-controlled exposure to the S&P 500 while adding value through security selection. The Fund is designed to have no greater volatility than the S&P 500. Stocks in the S&P 500 are ranked by their exposure to growth and value factors and combined to create a sector-neutral portfolio which exhibits above average return potential relative to the S&P 500. Approximately 150 positions are owned by the Fund. Stocks with rising earnings expectations, reasonable valuation of those earnings and positive investor sentiment are more heavily weighted. The fundamental inputs used in the stock selection process include company revenues and cash flow, stock price, reported and estimated earnings, analyst ratings and earnings estimates revisions. A computer optimization model is used to achieve diversification and risk control relative to the S&P 500. Frequent and modest rebalancing assures these exposures are maintained through time. The Trustees reserve the right to change, without shareholder approval, the index whose total return the Fund will attempt to equal or exceed, although it is not anticipated that such a change would be made in the ordinary course of the Fund's operations. The Fund may engage in the purchase and writing of options on securities indexes, and may also invest in stock index futures contracts and options thereon. The Portfolio Manager for the Enhanced Equity Fund is Parametric.

  STRUCTURED EMERGING MARKETS FUND seeks long-term growth of capital. The Fund invests primarily in equity securities of companies located in, or whose business relates to, emerging markets. The Portfolio Manager will identify those markets that it considers to be emerging markets, relying primarily on those countries listed on the MSCI Free Index or the Barings Emerging Markets Index (the "Baring Index"). However, the Portfolio Manager has discretion in identifying other countries that qualify as emerging markets on the basis of market capitalization and liquidity, as well as their inclusion, or consideration for inclusion, as emerging market countries in other broad-based market indexes. The Fund seeks to achieve its objective by following a disciplined and systematic methodology for selecting and weighting countries, industries, and stocks. Diversification and consistent exposure to opportunity are emphasized over tactical timing decisions with regard to countries, industries, or stocks. A disciplined methodology for maintaining the allocation to countries, industries, and stocks is utilized in portfolio composition, rather than discretionary shifting in country and industry concentration levels. First, countries are selected based upon their level of development and equity market institutions. GNP per capita, local economic diversification, and freedom of investment flows are the primary considerations in country selection decisions. Most countries are assigned an equal weight in the Fund unless the size of their equity market is prohibitive; countries with smaller markets (i.e., less than $5 billion of market capitalization) are assigned one-half of the weight assigned to countries with larger markets. Second, all stocks in each eligible country are divided into five broad economic sector groups: financial, industrial, consumer, utilities, and natural resources. The Portfolio Manager will generally endeavor to maintain exposure across all five sectors in each country. Finally, stocks are selected and purchased to fill out the country and industry structure. Stock purchase candidates are examined for liquidity, industry representation, performance relative to industry, and long-term profitability. Under normal market conditions and assuming Fund size of at least $5 million, the Portfolio Manager will endeavor to maintain investment exposure to roughly 20 countries and hold in excess of 200 securities in the Fund. The allocation methodology described above may be changed from time to time based on evaluations of economic trends by the Portfolio Manager, consistent with the principles of broad country and company diversification of the Fund's investments.


24 PIMCO Funds: Multi-Manager Series

  For purposes of implementing its investment objective, the Fund invests primarily in some or all of the following emerging market countries (this list is not exclusive):

  Argentina             Greece              Mexico               Slovenia
  Brazil                Hong Kong           Morocco              South Africa
  Chile                 Hungary             Pakistan             South Korea
  China                 India               Peru                 Sri Lanka
  Colombia              Indonesia           Philippines          Taiwan
  Czech Republic        Israel              Poland               Thailand
  Estonia               Jordan              Portugal             Turkey
                        Malaysia            Romania              Venezuela
                                            Russia               Zimbabwe
                                            Slovakia

  For purposes of allocating the Fund's investments, a company is considered to be located in the country in which the company is domiciled, and a company's business "relates to" any emerging market country in which the company's securities are primarily traded, from which the company derives a significant portion of its revenues, or in which a significant portion of the company's goods or services are produced.

  Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the MSCI Free Index or the Baring Index. Such foreign currency transactions may include forward foreign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. The Fund may sell (write) call and put options. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments--Index Futures." The Fund may also engage in equity index swap transactions.

  Investing in securities of foreign issuers, and particularly emerging market issuers, involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Portfolio Manager for the Structured Emerging Markets Fund is Parametric.

  TAX-EFFICIENT STRUCTURED EMERGING MARKETS FUND has the same investment objective and policies as the Structured Emerging Markets Fund, except that the Fund seeks to achieve superior after-tax returns for its shareholders in part by minimizing the taxes they incur in connection with the Fund's investment income and realized capital gains by using the strategies described under "Tax-Efficient Management Strategies" below. While the Fund seeks to minimize investor taxes associated with the Fund's investment income and realized capital gains, the Fund may have taxable investment income and may realize taxable gains from time to time.

  Investing in securities of foreign issuers, and particularly emerging market issuers, involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risk of Securities and Investment Techniques--Foreign Securities." The Portfolio Manager for the Tax-Efficient Structured Emerging Markets Fund is Parametric.

  TAX-EFFICIENT EQUITY FUND seeks maximum after-tax growth of capital. The Fund attempts to provide a total return which exceeds the return of the S&P
500. In addition, the Fund seeks to achieve superior after-tax returns for its shareholders in part by minimizing the taxes they incur in connection with the Fund's investment income and realized

                                                 November 1, 1998 Prospectus 25
capital gains by using the strategies described under "Tax-Efficient
Management Strategies" below. Notwithstanding these strategies, the Fund may have taxable investment income and may realize taxable gains from time to time.

  The Fund invests primarily in a broadly diversified portfolio of at least 200 common stocks of companies with larger market capitalizations. In selecting specific securities, the Portfolio Manager uses a proprietary quantitative model that ranks companies based on long-term (5-10 years) price appreciation potential through analysis of such factors as growth of sustainable earnings and dividend behavior. Securities in the top 50% of the model's ranking are considered for purchase. The Portfolio Manager's sell discipline incorporates a focus on reducing the realization of capital gains. Each sell candidate is evaluated based on its cost, current market value, and anticipated benefit of replacement. Securities in the bottom 20% of the model's ranking are considered for sale. The Fund may engage in the purchase and writing of options on securities indexes and may also invest in stock index futures contracts and options thereon. The Portfolio Manager for the Tax-Efficient Equity Fund is Parametric.

  Tax-Efficient Management Strategies The Portfolio Manager for the Tax-Efficient Structured Emerging Markets and Tax-Efficient Equity Funds utilizes a range of active tax management techniques to minimize taxable distributions for these Funds, including: low portfolio turnover; emphasis towards low-dividend, growth-oriented companies; tax lot accounting (identification of specific shares of securities being sold that have the lowest tax cost); and regular rebalancing to capture available tax credits. The Tax-Efficient Structured Emerging Markets and Tax-Efficient Equity Funds will generally seek to avoid realizing net short-term capital gains and, when realizing gains, will attempt to realize long-term gains (i.e., gains on securities held for more than 12 months). The Funds intend to notify each shareholder as to that portion of his or her capital gain dividends which qualifies for a long-term tax rate of 20% in the hands of the shareholder. Net short-term capital gains, when distributed, will be taxed as ordinary income, at graduated rates of up to 39.6%. When these Funds decide to sell a particular appreciated security, they will normally select for sale first those share lots with holding periods exceeding 12 months and among those, the share lots with the highest cost basis. The Funds may, when prudent, sell securities to realize capital losses that can be used to offset realized capital gains.

  To protect against price declines in securities holdings with large accumulated capital gains, the Tax-Efficient Structured Emerging Markets and Tax-Efficient Equity Funds may, to the extent permitted by law, use hedging techniques such as the purchase of put options, the sale of stock index futures contracts, and equity swaps. By using these techniques rather than selling such securities, the Funds can reduce their exposure to price declines in the securities without realizing substantial capital gains. In limited circumstances, the Funds may follow the practice of distributing selected appreciated securities to meet redemptions of certain investors and may, within certain limits, use the selection of securities distributed to meet such redemptions as a management tool. By distributing appreciated securities the Funds can reduce their position in such securities without realizing capital gains. During periods of net withdrawals by investors, using distributions of securities could enable the Funds to avoid the forced sale of securities to raise cash for meeting redemptions.

  It is expected that by employing the various tax-efficient management strategies described above, the Tax-Efficient Structured Emerging Markets and Tax-Efficient Equity Funds can minimize the extent to which shareholders incur taxes as a result of realized capital gains. The Funds may nevertheless realize gains and shareholders will incur tax liability from time to time.

  BALANCED FUND seeks total return consistent with prudent investment management. The Fund attempts to achieve this objective through a management policy of investing in the following asset classes: common stock, fixed income securities, and money market instruments. The proportion of the Fund's total assets allocated among common stocks,

26 PIMCO Funds: Multi-Manager Series
fixed income securities, and money market instruments will vary from time to time and will be determined by the Adviser. In determining the allocation of the Fund's assets among the three asset classes, the Adviser will employ asset allocation principles which take into account certain economic factors, market conditions, and the expected relative total return and risk of the various asset classes. Under normal circumstances, it is anticipated that the Fund will generally maintain a balance among the types of securities in which it invests. Thus, the Fund will normally maintain 40% to 65% of its assets in common stock, at least 25% of its assets in fixed income securities, and less than 10% of its assets in money market instruments. However, in no event would the Fund invest in any common stock if, at the time of investment, more than 80% of the Fund's assets would be invested in common stock; in no event would the Fund invest in a fixed income security (other than a short-term instrument) if, at the time of investment, more than 80% of the Fund's assets would be invested in fixed income securities; nor would the Fund invest in a money market instrument if, at the time of investment, more than 60% of its assets would be invested in money market instruments.

  In managing the Fund, the Adviser uses a specialist approach and has engaged three of the Trust's Portfolio Managers to manage certain portions of the Fund's assets. The portion of the assets of the Fund allocated by the Adviser for investment in common stock (the "Common Stock Segment") will be further allocated by the Adviser for investment by Cadence and NFJ. The portion of the Common Stock Segment allocated to Cadence will be managed in accordance with the investment policies of the Capital Appreciation Fund; the portion allocated to NFJ will be managed in accordance with the investment policies of the Value Fund. Allocations of the Common Stock Segment to Cadence and NFJ will vary from time to time as determined by the Adviser.

  The portion of the assets of the Fund allocated by the Adviser for investment in fixed income securities (the "Fixed Income Securities Segment") will be managed by Pacific Investment Management. The Fund may invest the Fixed Income Securities Segment in the following types of securities: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, catastrophe bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable, or floating rates of interest.

  The Fund invests the Fixed Income Securities Segment in fixed income securities of varying maturities. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) that the Portfolio Manager believes to be relatively undervalued. Fixed income securities in which the Fund may invest will, at the time of investment, be rated Baa or better by Moody's, BBB or better by S&P or, if not rated by Moody's or S&P, will be of comparable quality as determined by the Portfolio Manager, except that up to 10% of the Fixed Income Securities Segment may be invested in lower rated securities that are rated B or higher by Moody's or S&P or, if not rated by Moody's or S&P, determined by the Portfolio Manager to be of comparable quality. High yield fixed income securities rated lower than Baa by Moody's or BBB by S&P, or of equivalent quality, are not considered to be investment grade, and are commonly referred to as "junk bonds." Securities rated below investment grade and comparable unrated securities are subject to greater risks than higher quality fixed income securities. See
"Characteristics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")." The Fund also may invest up to 20% of the Fixed Income Securities Segment in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Investing in securities denominated in foreign currencies and securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S.
                                                  November 1, 1998 Prospectus 27
securities. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities."

  Each Portfolio Manager generally invests a portion of its allocation in liquid securities to facilitate redemptions. In addition, PIMCO Advisors reserves the right to allocate a portion of the Fund's assets (the "Money Market Segment") for investment in money market instruments and reserves the right to manage the investment of such assets. Because of the Fund's flexible investment policy, portfolio turnover may be greater than for a fund that does not allocate assets among various types of securities. See "Portfolio Transactions."

  The Fund may engage in the purchase and writing of put and call options on debt securities and securities indexes and may also purchase or sell interest rate futures contracts, stock index futures contracts, and options thereon. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. With respect to securities of the Fixed Income Securities Segment denominated in foreign currencies, the Fund may engage in foreign currency exchange transactions by means of buying or selling foreign currencies on a spot basis, entering into forward foreign currency contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies and for purposes of increasing exposure to a particular foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

  Duration Under normal circumstances, the average portfolio duration of the Fixed Income Securities Segment of the Balanced Fund will vary within a three- to six-year time frame, based on the Portfolio Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a fixed income security's "term to maturity" has been used as proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure of the average life of a fixed income security on a present value basis. Duration management is one of the fundamental tools used by the Portfolio Manager for the Fixed Income Securities Segment of the Balanced Fund. For more information on investments in fixed income securities, see "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

STOCK FUNDS

  The Emerging Markets, International Developed, Capital Appreciation, Mid-Cap Growth, Micro-Cap Growth, Small-Cap Growth, Core Equity, Mid-Cap Equity, Equity Income, Value, Value 25, Small-Cap Value, Enhanced Equity, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Tax-Efficient Equity Funds will each invest primarily (normally at least 65% of its assets) in common stock. Each of these Funds may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Government securities, high quality debt securities (whose maturity or remaining maturity will not exceed five years), money market obligations, and in cash to provide for payment of the Fund's expenses and to meet redemption requests. It is the policy of these Funds to be as fully invested in common stocks as practicable at all times. This policy precludes these Funds from investing in debt securities as a defensive investment posture (although these Funds may invest in such securities to provide for payment of expenses and to meet redemption requests). Accordingly, investors in these Funds bear the risk of general declines in stock prices and the risk that a Fund's exposure

28 PIMCO Funds: Multi-Manager Series
to such declines cannot be lessened by investment in debt securities. The Funds may also invest in convertible securities, preferred stock, and warrants, subject to certain limitations.

  The International, Renaissance, and Innovation Funds will each invest primarily (normally at least 65% of its assets) in common stocks, and may also invest in other equity securities, including preferred stocks and securities (including debt securities and warrants) convertible into or exercisable for common stocks. The International Growth Fund will invest primarily in equity and equity-related securities. Each of these Funds may invest a portion or, for temporary defensive purposes, up to 100% of its assets in short-term U.S. Government securities and other money market instruments.

  One or more of the Stock Funds may temporarily not be invested primarily in equity securities immediately following the commencement of operations or after receipt of significant new monies. While attempting to identify suitable investments, the Funds may hold assets in cash, short-term U.S. Government securities, and other money market instruments. Any of the Stock Funds may temporarily not contain the number of securities in which the Fund normally invests if the Fund does not have sufficient assets to be fully invested, or pending the Portfolio Manager's ability to prudently invest new monies.

  The Stock Funds may also lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements (subject to the Funds' investment limitations described below); purchase and sell securities on a when-issued or delayed delivery basis; and enter into forward commitments to purchase securities. All of the Stock Funds may invest in American Depository Receipts ("ADRs"). The Emerging Markets, International Developed, International, Renaissance, Core Equity, Mid-Cap Equity, Innovation, International Growth, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds may invest in European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). The Stock Funds that invest primarily in securities of foreign issuers may invest a portion of their assets in debt securities and money market obligations issued by U.S. and foreign issuers that are either U.S. dollar-denominated or denominated in foreign currency. For more information on these and other investment practices, see "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

                         INVESTMENT RESTRICTIONS

  The investment restrictions set forth below are fundamental policies of the International, Renaissance, Innovation, and International Growth Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. The investment objective of each of these Funds and the Value 25, Tax-Efficient Structured Emerging Markets, and Tax-Efficient Equity Funds is non-fundamental and may be changed with respect to each such Fund by the Trustees without shareholder approval. Under the following fundamental restrictions, none of the International, Renaissance, Innovation, and International Growth Funds may:

  (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of such Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

  (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction (1) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral
                                                  November 1, 1998 Prospectus 29
     arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security).

  (3) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

  (4) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

  (5) Acquire more than 10% of the voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates in the aggregate.

  (6) Concentrate more than 25% of the value of its total assets in any one industry; except that the Innovation Fund will concentrate more than 25% of its assets in companies which use innovative technologies to gain a strategic, competitive advantage in their industry as well as companies that provide and service those technologies.

  The investment restrictions set forth below are fundamental policies of each of the Emerging Markets, International Developed, Capital Appreciation, Mid-Cap Growth, Micro-Cap Growth, Small-Cap Growth, Core Equity, Mid-Cap Equity, Equity Income, Value, Value 25, Small-Cap Value, Enhanced Equity, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, Tax-Efficient Equity, and Balanced Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. The investment objective of each of these Funds (with the exception of the Value 25, Tax-Efficient Structured Emerging Markets, and Tax-Efficient Equity Funds) is also fundamental and may not be changed without such shareholder approval. Under the following fundamental restrictions, none of the above-referenced Funds may:

  (1) Invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

  (2) With respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

  (3) With respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

  (4) Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein.

  (5) Purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts.

30 PIMCO Funds: Multi-Manager Series

  (6) Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction.

  (7) Borrow money, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in this Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Fund's assets).

  (8) Issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

  (9) Lend any funds or other assets, except that such Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and the Trustees of the Trust.

  (10) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

  Unless otherwise noted, the remaining restrictions and policies of each Fund relating to the investment of its assets and activities are non-fundamental and may be changed without shareholder approval. As indicated above, certain fundamental investment restrictions do not apply to certain Funds. However, certain non-fundamental restrictions, set forth in the Statement of Additional Information, place comparable limitations on these Funds. See "Investment Restrictions" in the Statement of Additional Information.

  Unless otherwise indicated, all limitations applicable to Fund investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser or Portfolio Manager determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser or Portfolio
Manager will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.
                                                  November 1, 1998 Prospectus 31

       CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES

  The different types of securities and investment techniques used by the individual Funds all have attendant risks of varying degrees. For example, with respect to common stock, there can be no assurance of capital appreciation, and there is a risk of market decline. With respect to debt securities, including money market instruments, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest or principal payments. Because each Fund seeks a different investment objective and has different investment policies, each is subject to varying degrees of financial, market, and credit risks. Therefore, investors should carefully consider the investment objective, investment policies, and potential risks of any Fund or Funds before investing.

  The following describes potential risks associated with different types of investment techniques that may be used by the individual Funds. For more detailed information on these investment techniques, as well as information on the types of securities in which some or all of the Funds may invest, see the Statement of Additional Information.

SMALL AND MEDIUM CAPITALIZATION STOCKS

  Certain of the Funds may invest in common stock of companies with market capitalizations that are small compared to those of other publicly traded companies. Generally, small market capitalization is considered to be less than $1.5 billion and large market capitalization is considered to be more than $5 billion. Under normal market conditions, the Small-Cap Growth and Small-Cap Value Funds will invest primarily in companies with market capitalizations of between $50 million and $1 billion, and the Micro-Cap Growth Fund will invest primarily in companies with market capitalizations of less than $100 million. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

  Many of the Funds may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer's market capitalization is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be regarded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

32 PIMCO Funds: Multi-Manager Series

REPURCHASE AGREEMENTS

  For the purposes of maintaining liquidity and achieving income, each Fund may enter into repurchase agreements, which entail the purchase of a portfolio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bankruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of the portfolio maintained in cash. Each Fund will limit its investment in repurchase agreements maturing in more than seven days consistent with the Fund's policy on investment in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS

  A reverse repurchase agreement may for some purposes be considered borrowing that involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will segregate assets determined to be liquid by the Adviser or a Portfolio Manager in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. Reverse repurchase agreements will be subject to the Funds' limitations on borrowings. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Such a practice will result in leveraging of a Fund's assets. Leverage will tend to exaggerate the effect on net asset value of any increase or decrease in the value of a Fund's portfolio and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so.

LOANS OF PORTFOLIO SECURITIES

  For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided:

  (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned;

  (ii) the Fund may at any time call the loan and obtain the return of the securities loaned;

  (iii) the Fund will receive any interest or dividends paid on the loaned securities; and

  (iv) the aggregate market value of securities loaned will not at any time exceed the Fund's limitation on lending its portfolio securities.

  Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the security loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.

FOREIGN SECURITIES

  The Emerging Markets, International Developed, International, International Growth, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds may invest directly in foreign equity securities; U.S. dollar-or foreign currency-denominated foreign corporate debt securities; foreign preferred securities; certificates of deposit, fixed time

                                                  November 1, 1998 Prospectus 33
deposits and bankers' acceptances issued by foreign banks; and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Renaissance, Core
Equity, Mid-Cap Equity, and Innovation Funds may invest up to 15% of their respective net assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations). The Renaissance and Innovation Funds may invest without limit in securities of foreign issuers that are traded in U.S. markets. The Enhanced Equity Fund may invest in common stock of foreign issuers if included in the index from which stocks are selected. The Balanced Fund may invest up to 20% of its Fixed Income Securities Segment in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

  All of the Funds may invest in ADRs. In addition, the Emerging Markets, International Developed, International, Renaissance, Core Equity, Mid-Cap Equity, Innovation, International Growth, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds may invest in EDRs and GDRs. ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also trade in public or private markets in other countries.

  Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position. The securities markets, values of securities, yields, and risks associated with securities markets may change independently of each other. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

  A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

  Certain of the Funds and, in particular, the Emerging Markets, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds, may invest in the securities of issuers based in countries with developing economies. Investing in developing (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of

34 PIMCO Funds: Multi-Manager Series
investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investment.

  Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

  In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

  Special Risks of Investing in Russian and Other Eastern European Securities The Emerging Markets, International, International Growth, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds may invest a portion of their assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars. Please refer to "Investment Objectives and Policies-- Foreign Securities" in the Statement of Additional Information for a more complete description of these and other risks associated with investments in securities of Russian and other Eastern European issuers.

FOREIGN CURRENCY TRANSACTIONS

  Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments

                                                  November 1, 1998 Prospectus 35
in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. For example, significant uncertainty surrounds the proposed introduction of the euro (a common currency unit for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds. For a more complete discussion of foreign currency risks (including those associated with the euro), please see "Investment Objectives and Policies--Foreign Currencies" in the Statement of Additional Information.

  The Emerging Markets, International Developed, International, Renaissance, Core Equity, Mid-Cap Equity, Innovation, International Growth, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Balanced Funds may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the Emerging Markets, International Developed, International, International Growth, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Balanced Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. The Emerging Markets, International Developed, International, International Growth, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. To the extent that they do so, the Emerging Markets, International Developed, International, International Growth, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund's Portfolio Manager. These Funds may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Adviser or a Portfolio Manager in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

36 PIMCO Funds: Multi-Manager Series

HIGH YIELD SECURITIES ("JUNK BONDS")

  The Renaissance and Balanced Funds may invest a portion of their assets in fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P or, if not rated, determined by the Portfolio Manager to be of comparable quality. In addition, the Renaissance Fund may invest in convertible securities rated below B by Moody's or S&P (or, if unrated, considered by the Portfolio Manager to be of comparable quality). Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Investors should consider the risks associated with high yield securities before investing in these Funds. Although the Renaissance Fund reserves the right to do so at any time, as of the date of this Prospectus, it does not invest or have the present intention to invest more than 5% of its assets in high yield securities or junk bonds.

  Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the extent of its investments in high yield securities, depend more heavily on the Portfolio Manager's creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities.

  For additional discussion of the characteristics of lower rated fixed income securities, see the Statement of Additional Information. Ratings assigned to fixed income securities are described in the Appendix to the Statement of Additional Information.

DERIVATIVE INSTRUMENTS

  To the extent permitted by the investment objective and policies of each Fund, a Fund may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. In pursuit of their investment objectives, the Emerging Markets, International Developed, International, Renaissance, Core Equity, Mid-Cap Equity, Innovation, International Growth, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, Tax-Efficient Equity, and Balanced Funds may engage in the purchase and writing of call and put options on securities and enter into futures contracts and options thereon; each of these Funds, along with the Enhanced Equity Fund, may engage in the purchase and writing of options on securities indexes and enter into securities index futures contracts and options thereon. The Funds that may invest in foreign currency denominated securities may engage in the purchase and writing of call and put options on foreign currencies. The Emerging Markets, International Developed, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, Tax-Efficient Equity, and Balanced Funds also may enter into swap agreements with respect to securities indexes. The Balanced Fund may also enter into swap agreements with respect to foreign currencies and interest rates. The Funds may (but are not required to) use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices; and for the Emerging Markets, International Developed, International, International Growth, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds, to increase exposure to a foreign currency, to shift exposure to foreign currency fluctuations from one country to another, or as part of their overall
                                                  November 1, 1998 Prospectus 37
investment strategies. Each Fund will segregate assets determined to be liquid by the Adviser or a Portfolio Manager in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to limit leveraging of the Fund.

  Derivative instruments are considered for these purposes to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. See "Mortgage-Related and Other Asset-Backed Securities." The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Portfolio Manager to forecast interest rates and other economic factors correctly. If the Portfolio Manager incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

  The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Portfolio Manager incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

  Options on Securities, Securities Indexes, and Currencies Certain Funds may purchase put options on securities. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. These Funds may also purchase call options on securities. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

  The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a

38 PIMCO Funds: Multi-Manager Series
closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

  For each of the International, Renaissance, Innovation, and International Growth Funds, in the case of a written call option on a securities index, the Fund will own corresponding securities whose historic volatility correlates with that of the index.

  The Emerging Markets, International Developed, International, Core Equity, Mid-Cap Equity, International Growth, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Balanced Funds may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund's securities may be denominated. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

  Over-the-counter options in which certain Funds may invest differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

  Swap Agreements The Emerging Markets, International Developed, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Tax-Efficient Equity Funds may enter into equity index swap agreements for purposes of gaining exposure to the stocks making up an index of securities without actually purchasing those stocks. The Balanced Fund may enter into swap agreements to hedge against changes in interest rates, foreign currency exchange rates or securities prices. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

  Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees to limit any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction
                                                  November 1, 1998 Prospectus 39
concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

  Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

  Futures Contracts and Options on Futures Contracts Certain Funds may enter into futures contracts and options thereon. The Balanced Fund may invest in interest rate futures contracts and options thereon. The Emerging Markets, International Developed, International, Core Equity, Mid-Cap Equity, International Growth, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Balanced Funds may invest in foreign exchange futures contracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. These Funds may engage in such futures transactions as an adjunct to their securities activities.

  There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

  Index Futures The Emerging Markets, International Developed, International, Renaissance, Core Equity, Mid-Cap Equity, Innovation, International Growth, Enhanced Equity, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, Tax-Efficient Equity, and Balanced Funds may purchase and sell futures contracts on various securities indexes ("Index Futures") and related options for hedging purposes and for investment purposes. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the Commodity Futures Trading Commission ("CFTC").

  Each of the Emerging Markets, International Developed, International, International Growth, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust the Fund's exposure to a particular market. These Funds may invest in

40 PIMCO Funds: Multi-Manager Series

Index Futures and related options when a Portfolio Manager believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for a Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. A Fund may also avoid potential market and liquidity problems which may result from increases in positions already held by the Fund.

  A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments.

  Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. Also, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

  The Funds may only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund may use futures contracts and related options for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in futures and related options that do not qualify as "bona fide hedging" positions, may enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.

SHORT SALES

  Each Fund may from time to time make short sales involving securities held in the Fund's portfolio or which the Fund has the right to acquire without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to cover its short position at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.
                                                  November 1, 1998 Prospectus 41

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

  Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

  All Funds that may purchase debt securities for investment purposes (and in particular the Balanced Fund) may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Portfolio Manager to forecast interest rates and other economic factors correctly.

  Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

  Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

42 PIMCO Funds: Multi-Manager Series

  Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

  Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

  Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

CONVERTIBLE SECURITIES

  Many of the Funds may invest in convertible securities. Convertible securities are generally preferred stocks or fixed income securities that are convertible into common stock at either a stated price or a stated rate. The price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion feature. A convertible security will normally also provide a fixed income stream. For this reason, the convertible security may not decline in price as rapidly as the underlying common stock.

  A Fund's Portfolio Manager will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convertible security tends to increase in market value when interest rates decline and to decrease in
                                                  November 1, 1998 Prospectus 43
value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

  The Renaissance Fund may invest in so-called "synthetic convertible securities," which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Renaissance Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

INVESTMENT IN INVESTMENT COMPANIES

  The Emerging Markets, International Developed, International, and International Growth Funds may each invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, these Funds may indirectly bear service and other fees which are in addition to the fees the Funds pay their service providers.

CREDIT AND MARKET RISK OF FIXED INCOME SECURITIES

  All fixed income securities are subject to market risk and credit risk. Market risk relates to market-induced changes in a security's value, usually as a result of changes in interest rates. The value of a Fund's investments in fixed income securities will change as the general level of interest rates fluctuate. During periods of falling interest rates, the value of a Fund's fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of a Fund's fixed income securities generally decline. Credit risk relates to the ability of the issuer to make payments of principal and interest.

MONEY MARKET INSTRUMENTS

  Each of the Funds may invest at least a portion of its assets in the following kinds of money market instruments:

    (1) short-term U.S. Government securities;

    (2) certificates of deposit, bankers' acceptances and other bank obligations rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Portfolio Manager. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. A Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks ("Yankee dollar obligations") or foreign branches of U.S. banks ("Eurodollar obligations");

    (3) commercial paper rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Portfolio Manager;

44 PIMCO Funds: Multi-Manager Series

    (4) corporate obligations with a remaining maturity of 397 days or less whose issuers have outstanding short-term debt obligations rated in the highest rating category by at least two NRSROs, or, if rated by only one NRSRO, in such agency's highest grade, or, if unrated, determined to be of comparable quality by the Adviser or a Portfolio Manager; and

    (5) repurchase agreements with domestic commercial banks or registered broker-dealers.

ILLIQUID SECURITIES

  Each Fund may invest in securities that are illiquid so long as no more than 15% of the net assets of the Fund (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A Portfolio Manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

  The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities which legally or in the Adviser's or a Portfolio Manager's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser or a Portfolio Manager has determined to be liquid under procedures approved by the Board of Trustees).

SERVICE SYSTEMS -- YEAR 2000 PROBLEM

  Many of the services provided to the Funds depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. The Adviser, Distributor, Shareholder Servicing and Transfer Agent, Custodian, and certain other service providers to the Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected, nor can there be any assurance that the year 2000 problem will not have an adverse effect on the entities whose securities are held by the Funds or on domestic or global equity markets or economies, generally.

"FUNDAMENTAL" POLICIES

  The investment objective of each of the International, Renaissance, Innovation, International Growth, Value 25, Tax-Efficient Structured Emerging Markets, and Tax-Efficient Equity Funds described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval by vote of a majority of the outstanding shares of that Fund. If there is a change in a Fund's investment objective, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.
                                                  November 1, 1998 Prospectus 45

                         MANAGEMENT OF THE TRUST

  The business affairs of the Trust are managed under the direction of the Board of Trustees. Information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the heading "Management of the Trust."

INVESTMENT ADVISER

  PIMCO Advisors serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust. PIMCO Advisors is a Delaware limited partnership organized in 1987. PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. Total assets under management by PIMCO Advisors and its subsidiary partnerships as of September 30, 1998 were approximately $225.9 billion. The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management. PIMCO Partners, G.P. is the sole general partner of PAH. PIMCO Advisors is governed by a Management Board, which exercises substantially all of the governance powers of the general partner and serves as the functional equivalent of a board of directors. PIMCO Advisors' address is 800 Newport Center Drive, Newport Beach, California 92660. PIMCO Advisors is registered as an investment adviser with the SEC. PIMCO Advisors currently has seven subsidiary investment adviser partnerships, the following six of which manage one or more of the Funds: Blairlogie, Cadence, Columbus Circle, NFJ, Pacific Investment Management, and Parametric. On or before March 31, 1999, it is anticipated that PIMCO Advisors will sell substantially all of its ownership interest in Blairlogie. See "Portfolio Managers--Blairlogie" below.

  Under the investment advisory agreement, PIMCO Advisors, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Adviser, the investment of the Funds. PIMCO Advisors also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund.

PORTFOLIO MANAGERS

  Pursuant to portfolio management agreements, PIMCO Advisors employs Portfolio Managers for all of the Funds. Each Portfolio Manager is an affiliate of PIMCO Advisors. PIMCO Advisors (and not the Funds or the Trust) compensates the Portfolio Managers from its advisory fee. Under these agreements, a Portfolio Manager has full investment discretion and makes all determinations with respect to the investment of a Fund's assets, or, for the Balanced Fund, with respect to the portion of the Fund's assets allocated to the Portfolio Manager for investment, and makes all determinations respecting the purchase and sale of a Fund's securities and other investments. If a Portfolio Manager ceases to manage the portfolio of a Fund, PIMCO Advisors will either assume full responsibility for the management of that Fund, or retain a new portfolio manager subject to the approval of the Trustees and the Fund's shareholders.

  BLAIRLOGIE manages the Emerging Markets, International Developed, and International Funds (the "Blairlogie Funds"). Blairlogie is an investment management firm, organized as a limited partnership under the laws of the United Kingdom, with two general partners and one limited partner. The general partners are PIMCO Advisors, which serves as the supervisory partner, and Blairlogie Holdings Limited, a wholly owned subsidiary of PIMCO Advisors, which serves as the managing partner. The limited partner is Blairlogie Partners L.P., a limited partnership, the general partner of which

46 PIMCO Funds: Multi-Manager Series
is Pacific Asset Management LLC (a subsidiary of Pacific Life Insurance Company), and the limited partners of which are the principal executive officers of Blairlogie Capital Management. Blairlogie Capital Management Ltd., the predecessor investment adviser to Blairlogie, commenced operations in 1992. Accounts managed by Blairlogie had combined assets as of September 30, 1998 of approximately $700 million. Blairlogie's address is 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland. Blairlogie is registered as an investment adviser with the SEC in the United States and with the Investment Management Regulatory Organisation ("IMRO") in the United Kingdom.

  James Smith is primarily responsible for the day-to-day management of the Blairlogie Funds. Mr. Smith is a Managing Director and the Chief Investment Officer of Blairlogie and is responsible for managing an investment team of six professionals who, in turn, specialize in selection of stocks within Europe, Asia, and the Americas, and in currency and derivatives. He previously served as a Senior Portfolio Manager at Murray Johnstone in Glasgow, Scotland, responsible for international investment management for North American clients, and at Schroder Investment Management in London. Mr. Smith received his bachelor's degree in Economics from London University and his MBA from Edinburgh University. He is an Associate of the Institute of Investment Management and Research.

  It is anticipated that PIMCO Advisors will sell substantially all of its ownership interest in Blairlogie to Alleghany Asset Management, Inc. on or before March 31, 1999 (the "Blairlogie Transaction"). The Blairlogie Transaction is subject to a number of conditions, including approval by the shareholders of the Emerging Markets and International Developed Funds.

  In connection with the anticipated Blairlogie Transaction, it is proposed that the Emerging Markets and International Developed Funds (the "Transferring Funds") will transfer all of their assets and liabilities to newly formed series of Alleghany Funds to be managed by Blairlogie (the proposed transactions are referred to as "Reorganizations"). The proposed Reorganizations are subject to a number of conditions, including approval by the Trust's Board of Trustees and the shareholders of the Transferring Funds.

  In addition, PIMCO Advisors has determined to terminate its portfolio management agreement with Blairlogie with respect to the International Fund, effective on or about the date of the Blairlogie Transaction. Under the Trust's investment advisory agreement, PIMCO Advisors would then assume full responsibility for managing the International Fund's portfolio.

  This Prospectus will be supplemented or revised if any of these events involving Blairlogie and the Blairlogie Funds do not occur substantially in accordance with the schedule outlined above.

  CADENCE manages the Capital Appreciation, Mid-Cap Growth, Micro-Cap Growth, and Small-Cap Growth Funds, as well as a portion of the Common Stock Segment of the Balanced Fund (the "Cadence Funds"). Cadence is an investment management firm organized as a general partnership. Cadence has two partners:
PIMCO Advisors as the supervisory partner, and Cadence Capital Management Inc. as the managing partner. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of September 30, 1998 of approximately $6.1 billion. Cadence's address is Exchange Place, 53 State Street, Boston, Massachusetts 02109. Cadence is registered as an investment adviser with the SEC.

  David B. Breed, William B. Bannick, Katherine A. Burdon, and Peter B.
McManus are primarily responsible for the day-to-day management of the Cadence Funds. Mr. Breed is a Managing Director, the Chief Executive Officer, and a founding partner of Cadence, and has 25 years' investment management experience. He has been the driving force in
                                                  November 1, 1998 Prospectus 47
developing the firm's growth-oriented stock screening and selection process and has been with Cadence (or its predecessor) since its inception. Mr. Breed graduated from the University of Massachusetts and received his MBA from the Wharton School of Business. He is a Chartered Financial Analyst. Mr. Bannick is a Managing Director and Executive Vice President of Cadence and has 13 years' investment management experience. He previously served as Executive
Vice President of George D. Bjurman & Associates and as Supervising Portfolio Manager of Trinity Investment Management Corporation. Mr. Bannick joined the predecessor of Cadence in 1992. He graduated from the University of Massachusetts and received his MBA from Boston University. Mr. Bannick is a Chartered Financial Analyst. Ms. Burdon is a Managing Director and Portfolio Manager of Cadence and has 10 years' investment management experience. She previously served as a Vice President and Portfolio Manager of The Boston Company. Ms. Burdon joined the predecessor of Cadence in 1993. She graduated from Stanford University and received a Master of Science degree from Northeastern University. Ms. Burdon is a Chartered Financial Analyst and Certified Public Accountant. Mr. McManus is Director of Fund Management of Cadence and has 21 years' investment management experience. He previously served as a Vice President of Bank of Boston. Mr. McManus joined Cadence in 1994. He graduated from the University of Massachusetts, and he is certified as a Financial Planner.

  COLUMBUS CIRCLE manages the Renaissance, Core Equity, Mid-Cap Equity, Innovation, and International Growth Funds (the "Columbus Circle Funds"). Columbus Circle is an investment management firm organized as a general partnership. Columbus Circle has two partners: PIMCO Advisors as the supervisory partner, and Columbus Circle Investors Management Inc. as the managing partner. Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"), the predecessor investment adviser to Columbus Circle, commenced operations in 1975. Accounts managed by Columbus Circle had combined assets as of September 30, 1998 of approximately $7.8 billion. Columbus Circle's address is Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle is registered as an investment adviser with the SEC.

  At the center of Columbus Circle's equity investment strategy is its theory of Positive Momentum & Positive Surprise. This theory asserts that a good company doing better than generally expected will experience a rise in its stock price. And, conversely, a company falling short of expectations will experience a drop in its stock price. Based on this theory, Columbus Circle attempts to manage the Columbus Circle Funds with a view to investing in growing companies that are surprising the market with business results that are better than anticipated.

  Investment decisions made by Columbus Circle are generally made by one or more committees, although the following individuals have primary responsibility for the noted Columbus Circle Funds. Clifford G. Fox is primarily responsible for the day-to-day management of the Renaissance and International Growth Funds. Mr. Fox, a Managing Director of Columbus Circle, has 17 years of investment management experience. He received his bachelor's degree from the University of Pennsylvania and his MBA from New York University, and he is a Chartered Financial Analyst. Anthony Rizza is primarily responsible for the day-to-day management of the Core Equity Fund. Mr. Rizza, a Managing Director of Columbus Circle, has 12 years of investment management experience. He received his bachelor's degree from the University of Connecticut, and he is a Chartered Financial Analyst. Amy H. Hogan is primarily responsible for the day-to-day management of the Mid-Cap Equity Fund. Ms. Hogan, a Managing Director of Columbus Circle, has 13 years of investment management experience. She received her bachelor's degree and MBA from the University of Wisconsin, and she is a Chartered Financial Analyst. Anthony Rizza (see above) and Dennis P. McKechnie are primarily responsible for the day-to-day management of the Innovation Fund. Mr. McKechnie, a research analyst at Columbus Circle, has 7 years of investment management experience. He received his bachelor's degree from Purdue University and his MBA from Columbia University.

48 PIMCO Funds: Multi-Manager Series

  NFJ manages the Equity Income, Value, Value 25, and Small-Cap Value Funds, as well as a portion of the Common Stock Segment of the Balanced Fund. NFJ is an investment management firm organized as a general partnership. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management Inc. as the managing partner. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of September 30, 1998 of approximately $2.2 billion. NFJ's address is 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ is registered as an investment adviser with the SEC.

  Chris Najork and Benjamin Fischer are responsible for the day-to-day management of the Equity Income Fund, and the portion of the Common Stock Segment of the Balanced Fund allocated to NFJ. Mr. Najork is a Managing Director and a founding partner of NFJ and has 30 years' experience encompassing equity research and portfolio management. He received his bachelor's degree and MBA from Southern Methodist University, and he is a Chartered Financial Analyst. Mr. Fischer is a Managing Director and a founding partner of NFJ and has 32 years' experience encompassing equity research and portfolio management. He received his bachelor's degree from Oklahoma University and his MBA from the New York University Graduate School of Business. He is a Chartered Financial Analyst. Messrs. Najork, Fischer and Paul A. Magnuson are primarily responsible for the day-to-day management of the Value Fund and the Small-Cap Value Fund. Mr. Magnuson, a research analyst at NFJ, has 13 years' experience in equity research and portfolio management. He received his bachelor's degree in Finance from the University of Nebraska-Lincoln. Messrs. Najork, Fischer, and Cliff Hoover are primarily responsible for the day-to-day management of the Value 25 Fund. Mr. Hoover is a principal at NFJ and has 24 years' experience in portfolio management and banking. He received his bachelor's degree and MBA from Texas Tech University. He is a Chartered Financial Analyst.

  PACIFIC INVESTMENT MANAGEMENT manages the Fixed Income Securities Segment of the Balanced Fund. Pacific Investment Management is an investment management firm organized as a general partnership. Pacific Investment Management has two partners: PIMCO Advisors as the supervisory partner, and PIMCO Management, Inc. as the managing partner. Pacific Investment Management Company, the predecessor investment adviser to Pacific Investment Management, commenced operations in 1971. Pacific Investment Management had approximately $148.1 billion of assets under management as of September 30, 1998. Pacific Investment Management's address is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. Pacific Investment Management is registered as an investment adviser with the SEC and as a commodity trading advisor with the CFTC.

  William H. Gross is responsible for the day-to-day management of the Fixed Income Securities Segment of the Balanced Fund. Mr. Gross is a founder and a Managing Director of Pacific Investment Management and has been associated with Pacific Investment Management or its predecessor for more than 28 years. He has extensive investment experience in both credit research and fixed income portfolio management. He received his bachelor's degree from Duke University and his MBA from UCLA Graduate School of Business. Mr. Gross is a Chartered Financial Analyst and a member of The Los Angeles Society of Financial Analysts.

  PARAMETRIC manages the Enhanced Equity, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Tax-Efficient Equity Funds (the "Parametric Funds"). Parametric is an investment management firm organized as a general partnership. Parametric has two partners: PIMCO Advisors as the supervisory partner, and Parametric Management Inc. as the managing partner. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Accounts managed by Parametric had combined assets as of September 30, 1998 of approximately $2.8 billion. Parametric's address is 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090. Parametric is registered as an investment adviser with the SEC and as a commodity trading advisor with the CFTC.

                                                  November 1, 1998 Prospectus 49

  David Stein, Tom Seto, and Cliff Quisenberry are primarily responsible for the day-to-day management of the Parametric Funds. Mr. Stein is a Managing Director of Parametric and has been associated with Parametric since June, 1996. He also directs research and product development for Parametric. Mr. Stein graduated with bachelor's and master's degrees in Applied Mathematics from the University of Witwatersrand, South Africa, and received a Ph.D. in Applied Mathematics from Harvard University. Prior to joining Parametric, Mr. Stein served as the Director of Investment Research at GTE Investment Management, Director of Active Equity Strategies at the Vanguard Group, and Director of Quantitative Portfolio Management and Research at IBM. Mr. Seto is a Vice President of Parametric and has 7 years of experience in managing structured equity portfolios. Prior to joining Parametric, he served as the Head of U.S. Equity Index Investments at Barclays Global Investors. Mr. Seto graduated from the University of Washington with a bachelor's degree in Electrical Engineering, and from the University of Chicago with an MBA in Finance. Mr. Quisenberry is a Vice President of Parametric and has been with Parametric since 1994. He previously served as a Vice President and Portfolio Manager at Cutler & Co., and as a Security Analyst and Portfolio Manager at Fred Alger Management. Mr. Quisenberry graduated from Yale University with a bachelor's degree in Economics. He is a Chartered Financial Analyst.

  Registration as an investment adviser with the SEC does not involve supervision by the SEC over investment advice, and registration with the CFTC as a commodity trading adviser does not involve supervision by the CFTC over commodities trading. The portfolio management agreements are not exclusive, and Blairlogie, Cadence, Columbus Circle, NFJ, Parametric, and Pacific Investment Management may provide, and currently are providing, investment management services to other clients, including other investment companies.

FUND ADMINISTRATOR

  PIMCO Advisors also serves as administrator (the "Administrator") for the Funds' Institutional Class and Administrative Class shares pursuant to an administration agreement with the Trust. The Administrator provides or procures administrative services for Institutional Class and Administrative Class shareholders of the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to the Funds' shareholders and regulatory filings. The Administrator has retained Pacific Investment Management to provide such services as sub-administrator. The Administrator and/or the sub-administrator may also retain other affiliates to provide certain of these services. In addition, the Administrator, at its own expense, arranges for the provision of legal, audit, custody, transfer agency (including sub-transfer agency and other administrative services) and other services necessary for the ordinary operation of the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.

  The Funds (and not the Administrator) are responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, Pacific Investment Management, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Adviser, any Portfolio Manager, or the Trust, and any counsel retained exclusively for their benefit;
(vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service and/or distribution fees payable with respect to the Administrative Class shares, and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 (the "1940 Act"), subject to review and approval by the Trustees.

50 PIMCO Funds: Multi-Manager Series

ADVISORY AND ADMINISTRATIVE FEES

  The Funds feature fixed advisory and administrative fees. For providing or arranging for the provision of investment advisory services to the Funds as described above, PIMCO Advisors receives monthly fees from each Fund at an annual rate based on the average daily net assets of the Fund as follows:

                                                                      ADVISORY
   FUND                                                               FEE RATE
   ----                                                               --------
   Capital Appreciation, Mid-Cap Growth, Equity Income, Value,
    Enhanced Equity,
    Structured Emerging Markets, Tax-Efficient Structured Emerging
    Markets, Tax-Efficient Equity, and Balanced Funds................    .45%
   Value 25 Fund.....................................................    .50%
   International Fund................................................    .55%
   Core Equity Fund..................................................    .57%
   International Developed, Renaissance, and Small-Cap Value Funds...    .60%
   Mid-Cap Equity Fund...............................................    .63%
   Innovation Fund...................................................    .65%
   Emerging Markets and International Growth Funds...................    .85%
   Small-Cap Growth Fund.............................................   1.00%
   Micro-Cap Growth Fund.............................................   1.25%

  For providing or procuring administrative services for the Funds as described above, the Administrator receives monthly fees from each Fund at an annual rate based on the average daily net assets attributable in the aggregate to the Fund's Institutional Class and Administrative Class shares as follows:

                                                                 ADMINISTRATIVE
   FUND                                                             FEE RATE
   ----                                                          --------------
   Emerging Markets, International Developed, International,
    International Growth,
    Structured Emerging Markets, and Tax-Efficient Structured
    Emerging Markets Funds......................................      .50%
   All Other Funds..............................................      .25%

  The investment advisory, administration, and sub-administration agreements for the Funds may be terminated by the Trustees, PIMCO Advisors or Pacific Investment Management (as the case may be) on 60 days' written notice. In addition, these agreements may be terminated with regard to the International, Renaissance, and Innovation Funds by a majority of the Trustees that are not interested persons of the Trust, PIMCO Advisors, or Pacific Investment Management (as the case may be), on 60 days' written notice. Following their initial terms, the agreements will continue from year to year if approved by the Trustees.

  Pursuant to the portfolio management agreements between the Adviser and each of the Portfolio Managers, PIMCO Advisors (and not the Funds or the Trust) pays each Portfolio Manager a fee based on a percentage of the average daily net assets of a Fund as follows: Blairlogie--.40% for the International Fund,
 .50% for the International Developed Fund, and .75% for the Emerging Markets Fund; Cadence--.35% for the Capital Appreciation Fund, .35% for the Mid-Cap Growth Fund, .35% for the portion of the Common Stock Segment of the Balanced Fund allocated to Cadence, .90% for the Small-Cap Growth Fund, and 1.15% for the Micro-Cap Growth Fund; Columbus Circle--.38% for the Renaissance Fund,
 .38% for the Innovation Fund, .47% for the Core Equity Fund, .53% for the Mid-Cap Equity Fund, and .75% for the International Growth Fund; NFJ--.35% for the Equity Income Fund, .35% for the Value Fund, .35% for the portion of the Common Stock Segment of the Balanced Fund allocated to NFJ, .40% for the Value 25 Fund, and .50% for the Small-Cap Value Fund; Pacific Investment Management--.25% for the Fixed Income Securities Segment of the Balanced Fund; and Parametric--.35% for the Enhanced Equity Fund, .35% for the Structured Emerging Markets Fund, .35% for the Tax-Efficient Structured Emerging Markets Fund, and .35% for the Tax-Efficient Equity Fund.
                                                  November 1, 1998 Prospectus 51

SERVICE AND DISTRIBUTION FEES

  The Trust has adopted an Administrative Services Plan and a Distribution Plan (the "Plans") with respect to the Administrative Class shares of each Fund except for the Emerging Markets, Capital Appreciation, and Small-Cap Growth Funds, for which the Trust has adopted only an Administrative Services Plan. Under the terms of the Plans, the Trust is permitted to reimburse, out of the Administrative Class assets of each Fund, in an amount up to .25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution and marketing of shares and/or the provision of certain shareholder services (in the case of the Distribution Plan) or the administration of plans or programs that use Fund shares as their funding medium (in the case of the Administrative Services Plan), and to reimburse certain other related expenses. Total reimbursements under the Plans may be paid in an amount up to
 .25% on an annual basis of the average daily net assets attributable to the Administrative Class shares of each Fund. The same entity may not receive both distribution and administrative services fees with respect to the same assets but may with respect to separate assets receive fees under each Plan. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of accounts, and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. Each Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan that they will have with respect to the Distribution Plan. For more complete disclosure regarding the Plans and their terms, see the Statement of Additional Information.

  Institutional and Administrative Class shares of the Trust may also be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Fund shares. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

DISTRIBUTOR

  Shares of the Trust are distributed through PIMCO Funds Distributors LLC (the "Distributor"), a wholly owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the SEC.

                            PURCHASE OF SHARES

  With certain exceptions, each Fund may offer its shares in up to six classes: Institutional Class, Administrative Class, Class A, Class B, Class C, and Class D. This Prospectus relates only to the Institutional Class shares and Administrative Class shares of the Funds. For information regarding Class A, Class B, Class C, and Class D shares, see "Other Information--Multiple Classes of Shares" below.

  Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers

52 PIMCO Funds: Multi-Manager Series
transaction or other fees with respect to their customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service and/or distribution fees to such entities for services they provide to shareholders of that class.

  Except as described below under "Fund Reimbursement Fees," shares of either the Institutional Class or the Administrative Class of the Funds may be purchased at the relevant net asset value of that class without a sales charge or other fee. The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000 per Fund. Shares may also be offered to clients of Blairlogie, Cadence, Columbus Circle, NFJ, Pacific Investment Management, Parametric, and their affiliates, and to the benefit plans of PIMCO Advisors and its affiliates. In addition, the minimum initial investment does not apply to shares of the Institutional Class offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor pursuant to which each investor pays an asset based fee at an annual rate of at least .50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.

  Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

  The investment minimums discussed in this section and the limitations set forth in "Investment Limitations" below do not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

INITIAL INVESTMENT

  An account may be opened by completing and signing a Client Registration Application and mailing it to PIMCO Funds at the following address: 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. A Client Registration Application may be obtained by calling 1-800-800-0952.

  Except as provided below, purchases of Institutional Class and Administrative Class shares can only be made by wiring federal funds to Investors Fiduciary Trust Company (the "Transfer Agent"), 801 Pennsylvania, Kansas City, Missouri 64105. Before wiring federal funds, the investor must first telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer, and the following information will be requested: name of authorized person; shareholder name; shareholder account number; name of Fund and share class; amount being wired; and wiring bank name.

  Shares may be purchased without first wiring federal funds if the proceeds of the investment are derived from an advisory account maintained by the investor with PIMCO Advisors or one of its affiliates; from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company; or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

  A purchase order, together with payment in proper form, received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (the "Exchange"), on a day the Trust is open for business, will be effected at that day's net asset value. An order received after the close of regular trading on the Exchange will be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the Exchange

                                                  November 1, 1998 Prospectus 53
and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day. The Trust is "open for business" on each day the Exchange is open for trading, which excludes the following holidays: New
Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

ADDITIONAL INVESTMENTS

  Additional investments may be made at any time at the relevant net asset value for the particular class by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

FUND REIMBURSEMENT FEES

  Investors in Institutional Class and Administrative Class shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds are subject to a fee ("Fund Reimbursement Fee"), both at the time of purchase and at the time of redemption, equal to 1.00% of the net asset value of the shares purchased or redeemed. Fund Reimbursement Fees are deducted automatically from the amount invested or the amount to be received in connection with a redemption; the fees are not paid separately. Fund Reimbursement Fees are paid to and retained by the Funds to defray certain costs described below and no portion of such fees are paid to or retained by the Adviser, the Distributor, or the Portfolio Manager. Fund Reimbursement Fees are not sales loads or contingent deferred sales charges. Reinvestment of dividends and capital gains distributions paid to shareholders by the Funds are not subject to Fund Reimbursement Fees, but redemptions of shares acquired by such reinvestments are subject to Fund Reimbursement Fees.

  The purpose of Fund Reimbursement Fees is to defray the costs associated with investing the proceeds of the sale of shares to investors (in the case of purchases) or the costs associated with the sale of portfolio securities to satisfy redemption requests (in the case of redemptions), thus insulating existing shareholders from such costs. The amount of a Fund Reimbursement Fee represents the Portfolio Manager's estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's purchase or redemption proceeds. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks), and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments), and lower levels of liquidity in foreign and underdeveloped markets.

  On July 1, 1998, the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds commenced investment operations immediately following a transaction (the "Transaction") in which each Fund issued Institutional Class shares to unit holders of the Parametric Portfolio Associates Emerging Markets Trust, a separate account managed by Parametric (the "EM Trust"), in exchange for the EM Trust's assets. The EM Trust's unit holders were divided into two categories: participants who pay taxes ("Taxable Participants") and participants that are non-taxable entities ("Non-Taxable Participants"; together with the Taxable Participants, the "Participants"). Assets in the EM Trust equal in value to the value of the Taxable Participants' participation in the EM Trust were transferred to the Tax-Efficient Structured Emerging Markets Fund in exchange for Institutional Class shares of that Fund. Assets in the EM Trust equal in value to the value of the Non-Taxable Participants' participation in the EM Trust were transferred to the Structured Emerging Markets Fund in exchange for Institutional Class shares of that Fund. The Participants' interests in the EM Trust were

54 PIMCO Funds: Multi-Manager Series
then terminated and Institutional Class shares of the Tax-Efficient Structured Emerging Markets Fund were distributed to the Taxable Participants and Institutional Class shares of the Structured Emerging Markets Fund were distributed to the Non-Taxable Participants, in each case in proportion to each Participant's interest in the EM Trust. After the completion of the Transaction, the portfolio securities which were owned by the EM Trust became portfolio securities of the Funds (allocated to the Funds on a substantially pro-rata basis), to be held or sold as Parametric deems appropriate.

  Portfolio securities transferred to the Funds pursuant to the Transaction will have the same tax basis as they had when held by the EM Trust. Such securities have "built-in" capital gains if their market value at the time of the Transaction was greater than their tax basis (other securities may have "built-in" capital losses for tax purposes if their market value at the time of the Transaction was less than their tax basis). Built-in capital gains realized upon the disposition of these securities will be distributed to all Fund shareholders who are shareholders of record on the record date for the distribution, even if such shareholders were not Participants in the EM Trust prior to the Transaction. This means that investors purchasing Fund shares after the date of this Prospectus may be required to pay taxes on distributions that economically represent a return of a portion of the amount invested. For further information, see "Dividends, Distributions and Taxes" below and "Taxation--Distributions" in the Statement of Additional Information.

  In connection with the Transaction, the Participants in the EM Trust will not be subject to Fund Reimbursement Fees with respect to any shares of these Funds they acquired through June 30, 1998, and will not be subject to Fund Reimbursement Fees upon the subsequent redemption (including any redemption in connection with an exchange) of any shares acquired by any such Participant through June 30, 1998. Such Participants will be subject to such Fund Reimbursement Fees to the same extent as any other shareholder on any shares of either Fund acquired (whether by reinvestment of dividends or capital gain distributions or otherwise) after June 30, 1998.

OTHER PURCHASE INFORMATION

  Purchases of a Fund's Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

  The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The Trust and the Distributor may also waive the minimum initial investment for certain investors.

  Purchases and sales should be made for long-term investment purposes only. The Trust and Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

  Institutional Class and Administrative Class shares of the Trust are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Fund are available for offer and sale in their state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

  Investors may, subject to the approval of the Trust, purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Portfolio Manager intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be

                                                  November 1, 1998 Prospectus 55
valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

INVESTMENT LIMITATIONS

  Shares of the Micro-Cap Growth and Small-Cap Growth Funds are normally not available for purchase by new investors, although purchase orders may be accepted in certain circumstances. Existing shareholders may continue to invest in these Funds. In addition, Institutional Class and Administrative Class shares of the Innovation Fund are not offered as of the date of this Prospectus; however, investment opportunities in this Fund may be available in the future. These restrictions may be changed or eliminated at any time at the discretion of the Trust's Board of Trustees. Also, it is anticipated that the Emerging Markets and International Developed Funds will reorganize as series of another mutual fund family on or before March 31, 1999 and thereafter would not be available for purchase from the Trust. See "Management of the Trust-- Portfolio Managers--Blairlogie."

RETIREMENT PLANS

  Shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

                           REDEMPTION OF SHARES

REDEMPTIONS BY MAIL

  Institutional Class and Administrative Class shares may be redeemed by submitting a written request to PIMCO Funds, 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, stating the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

REDEMPTIONS BY TELEPHONE OR OTHER WIRE COMMUNICATION

  If an election is made on the Client Registration Application (or subsequently in writing), redemptions of shares may be requested by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-949-760-4456, or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number

56 PIMCO Funds: Multi-Manager Series
or dollar amount of the shares to be redeemed and the account number. Redemption requests of an amount of $10 million or more may be initiated by telephone, but must be confirmed in writing by an authorized party prior to processing.

  In electing a telephone redemption, the investor authorizes Pacific Investment Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management and the Transfer Agent to be genuine. Neither the Trust nor its Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in telephone service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing). All telephone transactions are recorded, and Pacific Investment Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. If the Trust or Transfer Agent fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses due to unauthorized or fraudulent telephone transactions. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redemption of Shares--Other Redemption Information."

  Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

  Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

OTHER REDEMPTION INFORMATION

  Redemption requests for Fund shares are effected at the net asset value per share next determined after receipt in good order of the redemption request by the Trust or its designee. A redemption request received by the Trust or its designee prior to the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

  Unless eligible for a waiver, shareholders of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds who redeem their shares will pay a Fund Reimbursement Fee equal to 1.00% of the net asset value of the shares redeemed. See "Purchase of Shares--Fund Reimbursement Fees."

  Payment of the redemption price will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

                                                  November 1, 1998 Prospectus 57

  For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

  Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000. This mandatory redemption policy does not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

  The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged for shares of the same class of any other Fund or other series of the Trust based on the respective net asset values of the shares involved. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the telephone redemption option has been elected, by calling the Trust at 1-800-927-4648. Shares of a Fund may also be exchanged for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management. Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds: Pacific Investment Management Series at the same address and telephone number as the Trust.

  Unless eligible for a waiver, shareholders who exchange their Institutional Class or Administrative Class shares of any PIMCO Fund for the same class of shares of the Structured Emerging Markets Fund or Tax-Efficient Structured Emerging Markets Fund will be subject to a Fund Reimbursement Fee of 1.00% of the net asset value of the shares of these Funds acquired in connection with the exchange. Also, shareholders who exchange their shares of the Structured Emerging Markets Fund or Tax-Efficient Structured Emerging Markets Fund for shares of any other PIMCO Fund will be subject to a Fund Reimbursement Fee of 1.00% of the net asset value of the shares of these Funds redeemed in connection with the exchange. See "Purchase of Shares--Fund Reimbursement Fees."

  Exchanges may be made only with respect to Funds or other eligible series that are registered in the state of residence of the investor or where an exemption from registration is available. An exchange order is treated the same for tax purposes as a redemption followed by a purchase and may result in a capital gain or loss, and special rules may apply in computing tax basis when determining gain or loss. See "Taxation" in the Statement of Additional Information.

58 PIMCO Funds: Multi-Manager Series

  It is anticipated that the Emerging Markets and International Developed Funds will reorganize as series of another mutual fund family on or before March 31, 1999 and thereafter would not be eligible for exchanges involving other PIMCO Funds. See "Management of the Trust--Portfolio Managers-- Blairlogie."

  The Trust reserves the right to refuse exchange purchases if, in the judgment of the Adviser, the purchase would adversely affect a Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different Fund, and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust will attempt to give shareholders prior notice whenever it is reasonably able to do so, it may impose additional restrictions on exchanges at any time.

                          PORTFOLIO TRANSACTIONS

  Pursuant to the portfolio management agreements, a Portfolio Manager places orders for the purchase and sale of portfolio investments for a Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Portfolio Managers will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The Portfolio Managers also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

  A change in the securities held by a Fund is known as "portfolio turnover." With the exception of the Tax-Efficient Structured Emerging Markets and Tax-Efficient Equity Funds (which may attempt to minimize portfolio turnover as a tax-efficient management strategy), the Portfolio Managers manage the Funds without regard generally to restrictions on portfolio turnover, except those imposed on their ability to engage in short-term trading by provisions of the federal tax laws. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed at ordinary income tax rates). See "Dividends, Distributions and Taxes." Portfolio turnover rates for each Fund for which financial highlights for at least the past two fiscal years are provided in this Prospectus are set forth under "Financial Highlights." Portfolio turnover rates for the remaining Funds which have not recently commenced operations were as follows for the fiscal years ended June 30, 1998 and 1997, respectively: International--60% and 59%; Renaissance--192% and 131%; and Innovation--100% and 80%. The annual portfolio turnover rate for each of the Tax-Efficient Structured Emerging Markets and Tax-Efficient Equity Funds is expected to be less than 40%. The annual portfolio turnover rate for the Structured Emerging Markets and International Growth Funds is expected to be less than 100% and for the Value 25 Fund is expected to be less than 150%.

  Some securities considered for investment by the Funds may also be appropriate for other clients served by the Portfolio Managers. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more

                                                  November 1, 1998 Prospectus 59
of these clients served by a Portfolio Manager is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Portfolio Manager. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable.
As a result, larger Funds may become more concentrated in more liquid securities than smaller Funds or private accounts of a Portfolio Manager pursuing a small capitalization investment strategy, which could adversely affect performance. A Portfolio Manager may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day.

                             NET ASSET VALUE

  The net asset values of Institutional and Administrative Class shares of each Fund will be determined once on each day on which the Exchange is open (a "Business Day"), as of the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange. Net asset value will not be determined on days on which the Exchange is closed.

  Portfolio securities and other assets for which market quotations are readily available are stated at market value. Fixed income securities are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. All other securities and assets are valued at their fair value as determined in good faith by the Trustees or by persons acting at their direction.

  Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. The calculation of the net asset value of the Emerging Markets, International Developed, International, International Growth, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, under the Trust's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to the Trust or its agents after the time that net asset value is calculated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Adviser or a Portfolio Manager and approved in good faith by the Board of Trustees.

  Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of

60 PIMCO Funds: Multi-Manager Series
shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Administrative Class shares of the Funds may be lower than the per share net asset value of the Institutional Class shares as a result of the daily expense accruals of the service and/or distribution fees applicable to the Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

                    DIVIDENDS, DISTRIBUTIONS AND TAXES

  Shares begin earning dividends on the effective date of purchase, provided notification deadlines are met. See "Purchase of Shares." Net investment income from interest and dividends, if any, will be declared and paid quarterly to shareholders of record by the Renaissance, Equity Income, Value, and Balanced Funds. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the other Funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund unless the shareholder elects to have them paid in cash. Dividends from net investment income with respect to Administrative Class shares will be lower than those paid with respect to Institutional Class shares, reflecting the payment of service and/or distribution fees by that class.

  Each Fund intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.

  Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain dividends, exempt-interest dividends, and dividends that represent a return of capital to shareholders, as ordinary income. In particular, distributions derived from short-term gains will be treated as ordinary income. Dividends derived from interest on certain U.S. Government securities may be exempt from state and local taxes, although interest on mortgage-backed U.S. Government securities is generally not so exempt. While the Tax-Efficient Structured Emerging Markets and Tax-Efficient Equity Funds seek to minimize taxable distributions, the Funds may be expected to earn and distribute taxable income and may also be expected to realize and distribute capital gains from time to time.

  Dividends designated by a Fund as capital gain dividends derived from the Fund's net capital gains (that is, the excess of its net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gain (generally subject to a 20% tax rate) except as provided by an applicable tax exemption. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them.

  Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no

                                                  November 1, 1998 Prospectus 61
interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. Also, a portion of the yield on certain high yield securities (including certain pay-in-kind securities) issued after July 10, 1989 may be treated as dividends. Accordingly, each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

  Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

  The preceding discussion relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of foreign, state and local income tax laws to Trust dividends and capital gain distributions. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

                            OTHER INFORMATION

CAPITALIZATION

  The Trust was organized as a Massachusetts business trust on August 24, 1990, and currently consists of twenty-eight portfolios that are operational, twenty-one of which are described in this Prospectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.

  Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

62 PIMCO Funds: Multi-Manager Series

MULTIPLE CLASSES OF SHARES

  In addition to Institutional Class shares and Administrative Class shares, certain Funds also offer up to four additional classes of shares, Class A, Class B, Class C and Class D, through separate prospectuses. This Prospectus relates only to Institutional Class and Administrative Class shares of the Funds. The other classes of the Funds have different sales charges and expense levels, which will affect performance accordingly. To obtain more information about the other classes of shares, please call the Distributor at 1-800-426-0107 (for Class A, Class B, and Class C) or 1-888-87-PIMCO (for Class D).

  Institutional Class and Administrative Class shares of each Fund represent interests in the assets of that Fund, and each class has identical dividend, liquidation and other rights and the same terms and conditions, except that expenses related to the distribution and/or shareholder servicing of Administrative Class shares are borne solely by such class, and each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

VOTING

  Each class of shares of each Fund has identical voting rights, except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. The Administrative Class shares have exclusive voting rights with respect to matters pertaining to any Distribution Plan applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act, shares shall be voted together, and (ii) when the Trustees have determined that the matter does not affect all Funds, then only shareholders of the Fund or Funds affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote together, except with respect to a Distribution Plan or agreement applicable to a class of shares or when a class vote is required as specified above or otherwise by the 1940 Act. Shares are freely transferable, are entitled to dividends as declared by the Trustees and, in liquidation of the Trust, are entitled to receive the net assets of their Fund, but not of the other Funds. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Such a meeting will be called at the written request of the holders of 10% of the Trust's outstanding shares.

  Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As of October 13, 1998, the following were shareholders of record of at least 25% of the outstanding voting securities of the indicated Funds: The Bank of New York as Trustee for Melville Corporation (New York, New York) with respect to the Core Equity Fund; Pacific Mutual Life Insurance Company Employee's Retirement Plan Trust (Newport Beach, California) with respect to the Enhanced Equity Fund; Pacific Mutual Life Insurance Company (Newport Beach, California) with respect to the Mid-Cap Equity Fund; Pacific Asset Management LLC (Newport Beach, California) with respect to the International Growth Fund; and PIMCO Advisors L.P. (Newport Beach, California), the Trust's investment adviser and administrator, with respect to the Value 25 and Tax-Efficient Equity Funds. To the extent such shareholders are also the beneficial owners of such securities, they may be deemed to control (as that term is defined in the 1940 Act) the relevant Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of

                                                  November 1, 1998 Prospectus 63
more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of the Fund (or the Trust).

PERFORMANCE INFORMATION

  From time to time the Trust may make available certain information about the performance of the Institutional Class and Administrative Class shares of some or all of the Funds. Information about a Fund's performance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance. Performance information is computed separately for each Fund's Institutional Class and Administrative Class shares in accordance with the formulas described below. Because Administrative Class shares bear the expense of service and/or distribution fees, it is expected that, under normal circumstances, the level of performance of a Fund's Administrative Class shares will be lower than that of the Fund's Institutional Class shares.

  The total return of Institutional Class and Administrative Class shares of all Funds may be included in advertisements or other written material. When a Fund's total return is advertised with respect to its Institutional Class and Administrative Class shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund or its predecessor series of PIMCO Advisors Funds, as more fully described in the Statement of Additional Information. For periods prior to the initial offering date of Institutional Class or Administrative Class shares, total return presentations for a class will be based on the historical performance of an older class of the Fund (if any) restated, as necessary, to reflect that there are no sales charges associated with Institutional Class or Administrative Class shares. The older class to be used in each case is set forth in the Statement of Additional Information. For these purposes, the performance of the older class will also be restated to reflect any different operating expenses (such as different administrative fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in Institutional Class or Administrative Class performance which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Trust's advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

  Quotations of yield for a Fund or class will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

  The Funds may also provide current distribution information to their shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in

64 PIMCO Funds: Multi-Manager Series
derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

  The Adviser and each Portfolio Manager may also report to shareholders or to the public in advertisements concerning its performance as adviser to clients other than the Funds, and on its comparative performance or standing in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds, the Adviser or the Portfolio Managers, should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

  Investment results of the Funds will fluctuate over time, and any representation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period. The Trust's Annual and Semi-Annual Reports contain additional performance information for the Funds and are available upon request, without charge, by calling 1-800-927-4648 (Current Shareholders), or 1-800-800-0952 (New Accounts).

                                                  November 1, 1998 Prospectus 65

           --------------------------------------------------------------------
PIMCO FUNDS:
           INVESTMENT ADVISER AND ADMINISTRATOR
MULTI-MANAGER
           PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach, CA
SERIES     92660
           --------------------------------------------------------------------
           CUSTODIAN AND TRANSFER AGENT
           Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City,
           MO 64105
           --------------------------------------------------------------------
           INDEPENDENT ACCOUNTANTS
           PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105
           --------------------------------------------------------------------
           LEGAL COUNSEL
           Ropes & Gray, One International Place, Boston, MA 02110
           --------------------------------------------------------------------

FOR MORE INFORMATION                     To request a free copy of these doc-    Information about the Trust
                                         uments or to make inquiries about       (including the SAI) can be
The following documents are              the Funds, please write or call:        reviewed and copied at the
available that offer further infor-                                              Securities and Exchange
mation on the Funds of PIMCO             PIMCO Funds:                            Commission's Public Reference
Funds: Multi-Manager Series.             Multi-Manager Series                    Room in Washington, D.C.
                                         840 Newport Center Drive                Information on the operation
ANNUAL/SEMI-ANNUAL REPORTS TO            Suite 300                               of the public reference room
SHAREHOLDERS The Trust's annual          Newport Beach, CA 92660                 may be obtained by calling the
and semi-annual reports include a                                                obtained by calling the
discussion of the market condi-          Telephone:                              Commission at 1-800-SEC-0330.
tions and investment strategies          1-800-927-4648                          Reports and other information
that significantly affected the          1-800-987-4626 (PIMCO                   about the Trust are available
Funds' performance during its last       Infolink Audio Response                 on the Commission's Internet
fiscal year or other period.             Network)                                site at www.sec.gov, and
                                                                                 copies of that information
STATEMENT OF ADDITIONAL INFORMATION                                              may be obtained, upon payment
(SAI) The SAI contains additional                                                of a duplicating fee, by
information about the Funds. A                                                   writing the Public Reference
current SAI has been filed with                                                  Section of the Commission,
the Securities and Exchange                                                      Washington, D.C. 20549-6009.
Commission, and is incorporated
into this prospectus by reference.


SEC File Number: 811-06161

     PIMCO
-----------------
            FUNDS

PIMCO FUNDS

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

                       PIMCO FUNDS: MULTI-MANAGER SERIES

                       Supplement Dated _________, 1998
                                    to the
               Prospectus for Institutional Class and Administrative
                   Class Shares Dated November 1, 1998

                            Disclosure relating to:

                            PIMCO Opportunity Fund

                          PIMCO Precious Metals Fund

--------------------------------------------------------------------------------

Note: This document supplements the PIMCO Funds: Multi-Manager Series (the
----
"Trust") Prospectus for Institutional Class and Administrative Class shares dated November 1, 1998 (the "Institutional Prospectus") which is included in Part A of this Registration Statement.
--------------------------------------------------------------------------------

       The Trust intends to offer Institutional Class and Administrative Class shares of PIMCO Opportunity Fund and PIMCO Precious Metals Fund (together, the "Funds").

1.     Expense Information.

Shareholder Transaction Expenses - All Funds (Institutional and Administrative
----------------------------------
Class):

Sales Load Imposed on Purchases                                        None
Sales Load Imposed on Reinvested Dividends                             None
Redemption Fees                                                        None
Exchange Fee                                                           None

Annual Fund Operating Expenses
-------------------------------
                                                            Example: You would pay the
                                                            following expenses on a
Institutional Class        Annual Fund                      $1,000 investment assuming
Shares                     Operating Expenses               (1) 5% annual return and (2)
                           (As a percentage of              redemption at the end of each
                           average net assets):             time period:
-----------------------------------------------------------------------------------------
                                      Admini-
                           Advisory  strative   Total
Fund                          Fee      Fee     Expenses     1         3       5      10
                                                          Year     Years    Years   Years
-----------------------------------------------------------------------------------------
Opportunity Fund              .65      .25       .90       $9       $29      $50    $111
Precious Metals Fund          .60      .30       .90       $9       $29      $50    $111
-----------------------------------------------------------------------------------------

                                                                          Example: You would pay the
                                                                          following expenses on a
Administrative Class              Annual Fund                             $1,000 investment assuming
Shares                            Operating Expenses                      (1) 5% annual return and (2)
                                  (As a percentage of                     redemption at the end of each
                                  average net assets):                    time period:
----------------------------------------------------------------------------------------------------------
                                             Admini-  Service/
                                  Advisory  strative   12b-1    Total       1         3       5      10
Fund                                 Fee      Fee       Fee     Expenses  Year     Years    Years   Years
----------------------------------------------------------------------------------------------------------
Opportunity Fund                    .65       .25      .25       1.15      $12      $37     $63      $140
Precious Metals Fund                .60       .30      .25       1.15      $12      $37     $63      $140
----------------------------------------------------------------------------------------------------------

     The above tables are provided to assist investors in understanding the various expenses which may be borne directly or indirectly in connection with an investment in the Funds. The information has been restated as appropriate to reflect a Fund's current fees and expenses. This Example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

2.  Investment Objectives and Policies.

    The investment objective and general investment policies of the Funds are described or incorporated below. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the net asset value per share of each Fund also will vary.

    Opportunity and Precious Metals Funds
    -------------------------------------

    The investment objective and general investment policies of the Opportunity and Precious Metals Funds and related risks of securities and investment techniques are described in the corresponding sections of the Trust's Prospectus for Class A, Class B and Class C shares, dated November 1, 1998 (the " Retail Prospectus"), which is included in Part A of this Registration Statement. The relevant disclosure in the Retail Prospectus is incorporated herein by reference.

3.  Management of the Trust.

    Disclosure relating to the Investment Adviser and Portfolio Managers of the Funds (including advisory and portfolio management fees) and the Administrator for each of the Funds is incorporated herein by reference to the corresponding sub-sections of "Management of the Trust" in the Retail and Institutional Prospectuses.

Administrative Fees
-------------------

    For providing or procuring administrative services for the Funds, PIMCO Advisors L.P. (in its capacity as Administrator) receives monthly Administrative Fees from the Funds at the following annual rates, each based on the average daily net assets attributable in the aggregate to the relevant Fund's Institutional Class and Administrative Class shares: Opportunity Fund - .25%; Precious Metals Fund - .30%.

4.  Dividends, Distributions and Taxes.

    Disclosure relating to dividends, distributions and taxes with respect to the Funds is incorporated herein by reference to "Distributions" and "Taxes" in the Retail Prospectus.

                                                         CLASS A, B AND C SHARES
                                                                NOVEMBER 1, 1998

                      PIMCO FUNDS ASSET ALLOCATION SERIES

                                  PROSPECTUS

               Actively managed portfolios of select PIMCO Funds

PIMCO Funds Asset Allocation Series consists of three actively managed mutual funds that invest in a diversified portfolio of PIMCO Funds. In addition to broad diversification, each Portfolio provides access to the extensive asset allocation and investment management capabilities of PIMCO Advisors L.P. and its affiliates.

90/10 Portfolio                      60/40 Portfolio               30/70 Portfolio
Seeks long-term capital              Seeks long-term capital       Seeks current income, with
appreciation. The Portfolio          appreciation and current      long-term capital
normally invests approximately       income. The portfolio         appreciation as a secondary
90% of its assets                    normally invests              objective. The Portfolio
in PIMCO Stock Funds                 approximately 60% of its      normally invests
and 10% in PIMCO                     assets in PIMCO Stock         approximately 30% of its
Bond Funds.                          Funds and 40% in PIMCO        assets in PIMCO Stock
                                     Bond Funds.                   Funds and 70% in PIMCO
                                                                   Bond Funds.


                                                                           PIMCO
                                                                           -----
                                                                           FUNDS

            PIMCO Funds: Multi-Manager Series
            Prospectus

            November 1, 1998

            PIMCO Funds Asset Allocation Series

90/10 PORTFOLIO

            PIMCO Funds: Multi-Manager Series (the "Trust") is an open-end se-ries management investment company offering three diversified in-vestment portfolios (each a "Portfolio") in this Prospectus, each with different investment objectives and strategies. The Portfo-lios are professionally-managed series of the Trust designed to take advantage of the benefits of asset allocation. Each Portfolio seeks to achieve its particular investment objective by investing within specified equity and fixed income ranges among a number of other mutual funds in the PIMCO Funds family ("Underlying Funds" or "Funds"). The address of PIMCO Funds: Multi-Manager Series is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.
60/40 PORTFOLIO
30/70 PORTFOLIO

            PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser") serves as investment adviser to the Portfolios and determines how the assets of each Portfolio are allocated among the Underlying Funds. PIMCO Advisors and its affiliates also provide advisory services to the Underlying Funds. See "Management of the Portfolios."

            Each Portfolio offers three classes of shares in this Prospectus:
            Class A shares (generally sold subject to an initial sales charge), Class B shares (sold subject to a contingent deferred sales charge) and Class C shares (sold subject to an asset based sales charge).

            This Prospectus concisely describes the information investors should know before investing in Class A, Class B and Class C shares of the Portfolios. Please read this Prospectus carefully and keep it for further reference.

            Information about the investment objective of each Portfolio and of the investment policies and restrictions applicable to each Portfolio are set forth in this Prospectus. There can be no assur-ance that the investment objective of any Portfolio will be achieved. Because the market value of each Portfolio's investments will change, the investment returns and net asset value per share of each Portfolio will vary.

            A Statement of Additional Information, dated November 1, 1998, as amended or supplemented from time to time, is available free of charge by writing to PIMCO Funds Distributors LLC (the "Distribu-tor"), 2187 Atlantic Street, Stamford, Connecticut 06902, or by telephoning 1-800-426-0107. In addition, a Trust Prospectus dated November 1, 1998 and a Prospectus of PIMCO Funds: Pacific Invest-ment Management Series dated September 25, 1998, each as amended or supplemented from time to time (together, the "Underlying Fund Prospectuses"), relating to Institutional Class shares of the Un-derlying Funds, are available free of charge from the Distributor. The Statement of Additional Information and the Underlying Fund Prospectuses, which contain more detailed information about the Trust, the Portfolios and/or the Underlying Funds, have each been filed with the Securities and Exchange Commission and are incorpo-rated by reference in this Prospectus. The Securities and Exchange Commission maintains an Internet World Wide Web site (at www.sec.gov) which contains the Statement of Additional Informa-tion and materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, the Under-lying Fund Prospectuses, and other information about the Trust, the Portfolios and the Underlying Funds.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SE-CURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMIS-SION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.

            SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                              TABLE OF CONTENTS

Overview..............................  3  How to Redeem......................... 30
Schedule of Fees......................  4  Distributor and Distribution and
Investment Objectives and Policies....  6  Servicing Plans......................  34
Underlying Funds.....................  10  How Net Asset Value Is Determined....  36
Performance Information..............  16  Distributions........................  36
How to Buy Shares....................  17  Taxes................................  37
Alternative Purchase Arrangements....  21  Management of the Portfolios.........  38
Exchange Privilege...................  29  Description of the Trust.............  43
Mailings to Shareholders.............  44

2 PIMCO Funds Asset Allocation Series

            Overview

            PIMCO Funds: Multi-Manager Series (the "Trust") is an open-end se-ries management investment company organized as a Massachusetts business trust on August 24, 1990. This Prospectus describes three separate diversified investment portfolios (the "Portfolios") of-fered by the Trust, PIMCO Funds Asset Allocation Series--90/10 Portfolio (the "90/10 Portfolio"), PIMCO Funds Asset Allocation Series--60/40 Portfolio (the "60/40 Portfolio") and PIMCO Funds Asset Allocation Series--30/70 Portfolio (the "30/70 Portfolio").

               The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money manag-ers. Each Portfolio has a distinct investment objective which it seeks to achieve by investing within specified equity and fixed income ranges among certain series ("Underlying Funds" or "Funds") of the Trust and PIMCO Funds: Pacific Investment Management Se-ries. PIMCO Advisors serves as investment adviser for each Fund of the Trust and its affiliate, Pacific Investment Management Company ("Pacific Investment Management"), serves as investment adviser for each Fund of PIMCO Funds: Pacific Investment Management Se-ries. Some of the Underlying Funds invest primarily in equity se-curities ("Underlying Stock Funds"); other Funds invest primarily in fixed income securities, including money market instruments ("Underlying Bond Funds"). The Portfolios are named in accordance with their equity/fixed income allocation targets. For instance, the 90/10 Portfolio will normally invest approximately 90% of its assets in Underlying Stock Funds and 10% of its assets in Under-lying Bond Funds. The following summarizes certain key information relating to the Portfolios and is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus.

PORTFOLIO
PROFILES

           PIMCO FUNDS
           ASSET ALLOCATION SERIES INVESTMENT OBJECTIVE                              ALLOCATION STRATEGY
              -----------------------------------------------------------------------------------------------
           90/10 PORTFOLIO         Long-term capital appreciation                    Under normal conditions,
                                                                                     approximately 90% of the
                                                                                     Portfolio's assets will
                                                                                     be allocated among
                                                                                     Underlying Stock Funds
                                                                                     and 10% among Underlying
                                                                                     Bond Funds.
              -----------------------------------------------------------------------------------------------
           60/40 PORTFOLIO         Long-term capital appreciation and current income Under normal conditions, approximately 60% of the
                                                                                     Portfolio's assets will
                                                                                     be allocated among
                                                                                     Underlying Stock Funds
                                                                                     and 40% among Underlying
                                                                                     Bond Funds.
              -----------------------------------------------------------------------------------------------
           30/70 PORTFOLIO         Current income, with long-term                    Under normal conditions,
                                   capital appreciation as a secondary objective     approximately 30% of the
                                                                                     Portfolio's assets will
                                                                                     be allocated among
                                                                                     Underlying Stock Funds
                                                                                     and 70% among Underlying
                                                                                     Bond Funds.

               The Underlying Funds have different investment objectives and policies and different degrees of potential investment risk and reward. Based on the allocation strategies listed above, an in-vestor should choose among the Portfolios based on personal objec-tives, investment time horizon, tolerance for risk and personal financial circumstances. For example, because the 90/10 Portfolio will normally invest approximately 90% of its assets in Underlying Stock Funds, this Portfolio might be suitable for an investor with a relatively long time horizon who seeks long-term capital appre-ciation potential and has a fairly high tolerance for risk and volatility. An investor with a shorter time horizon who seeks a balance of income and long-term capital appreciation and has less tolerance for risk and volatility might choose the 60/40 Portfo-lio, which invests in a fairly balanced portfolio of Underlying Stock and Bond Funds. An investor who seeks a higher level of cur-rent income combined with some potential for long-term capital ap-preciation and has a lower tolerance for risk and volatility might choose the 30/70 Portfolio, which will normally invest approxi-mately 70% of its assets in Underlying Bond Funds. While each Portfolio provides a relatively high level of diversification in comparison to most mutual funds, a single Portfolio may not be suitable as a complete investment program. For a more complete de-scription of the investment objectives and policies of the Portfo-lios, please see "Investment Objectives and Policies."

               Because each Portfolio will invest all of its assets in the Un-
            derlying Funds, each Portfolio's investment performance is di-rectly related to the investment performance of the Underlying Funds in which it invests. The ability of a Portfolio to realize its investment objective will depend upon the extent to which the Underlying Funds realize their objectives. The value of the Under-lying Funds' investments, and the net asset values of the shares of both the Underlying Funds and the Portfolios, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Un-derlying Funds invest.


                                            November 1, 1998 Prospectus       3

               The possible use of certain investment techniques by an Under-
            lying Fund, including various derivative instruments such as futures contracts, options and swap agreements, will subject the Fund to greater risk than Funds that do not employ such tech-niques. In addition, investments by certain Underlying Funds in small market capitalization companies, foreign issuers (including emerging market issuers) and foreign currencies, illiquid securi-ties and other instruments will expose those Funds to a higher de-gree of risk and price volatility. Some Underlying Funds may also invest in fixed income securities rated below investment grade (commonly referred to as "high yield" securities or "junk" bonds), which are considered to be speculative by traditional investment standards. Each Portfolio may be subject to these and other risks associated with investments in the Underlying Funds depending upon the Portfolio's asset allocation strategy. For a description of the various risks associated with the Portfolios and the Under-lying Funds, see "Investment Objectives and Policies" and "Under-lying Funds" in this Prospectus, "Investment Objectives and Poli-cies" in the Statement of Additional Information and "Characteris-tics and Risks of Securities and Investment Techniques" in the Un-derlying Fund Prospectuses, which are incorporated herein by ref-erence and are available free of charge by telephoning the Dis-tributor at 1-800-426-0107.

               Potential investors in the Portfolios should realize that they may invest directly in the Underlying Funds and make their own as-set allocation decisions. By investing in a Portfolio, an investor will incur not only a proportionate share of the expenses of the Portfolio but also a portion of the expenses of the Underlying Funds in which the Portfolio invests (including investment advi-sory and administrative fees charged at the Underlying Fund lev-
            el). See "Schedule of Fees" and "Management of the Portfolios-- Underlying Fund Expenses."

            Schedule of Fees

            Expenses are one of several factors to consider when investing in Class A, Class B or Class C shares of the Portfolios. The follow-ing tables and Examples summarize the expenses of each Portfolio that are borne by its Class A, Class B and Class C shareholders based on estimated expenses for the Portfolio's current fiscal year.

               You should bear in mind that shareholders of each Portfolio bear indirectly the expenses of the Underlying Funds in which the Portfolio invests. The Portfolios will invest only in Institu-tional Class shares of the Underlying Funds and will not pay any sales charges or 12b-1 fees in connection with their investments in the Underlying Funds. The Portfolios will, however, indirectly bear their pro rata share of the fees and expenses (including ad-visory and administrative fees) incurred by the Underlying Funds that are borne by all Institutional Class shareholders. Because the Underlying Funds have varied fee and expense levels and the Portfolios will own different proportions of the Underlying Funds at different times, the actual fees and expenses indirectly in-curred by the Portfolios will vary.



                                              CLASS A     CLASS B     CLASS C
                                              SHARES      SHARES      SHARES
              ------------------------------------------------------------------
           MAXIMUM INITIAL SALES CHARGE IM-
            POSED ON PURCHASES
            (as a percentage of offering
            price at time of purchase)
             90/10 Portfolio and 60/40 Port-
              folio                            5.50%       None        None
             30/70 Portfolio                   4.50%       None        None
              ------------------------------------------------------------------
           MAXIMUM SALES CHARGE IMPOSED ON
            REINVESTED DIVIDENDS
            (as a percentage of net asset
            value at time of purchase)          None       None        None
              ------------------------------------------------------------------
           MAXIMUM CONTINGENT DEFERRED SALES
            CHARGE ("CDSC")
            (as a percentage of original
            purchase price)                       1%(/1/)    5%(/2/)     1%(/3/)
              ------------------------------------------------------------------
           EXCHANGE FEE                         None       None        None

SHAREHOLDER
TRANSACTION
EXPENSES

            1. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of pur-chase. See "Alternative Purchase Arrangements."
            2. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines ac-cording to the schedule set forth under "Alternative Purchase Ar-rangements--Deferred Sales Charge Alternative--Class B Shares."
            3. The CDSC on Class C shares is imposed only on shares redeemed in the first year.

4 PIMCO Funds Asset Allocation Series

                                                                                       EXAMPLE: You  EXAMPLE: You
                                                                                       would pay     would pay
                                                                                       the           the
                                                                                       following     following
                                                                                       expenses on   expenses on
                                                                                       a $1,000      a $1,000
                                                                                       investment    investment
                                                                                       assuming      assuming (1)
                                                                                       (1) 5%        5% annual
                                                                                       annual        return and
                                                                                       return and    (2) no
                                                                                       (2)           redemption:
                                                                                       redemption
                                                                                       at the end
                              ANNUAL PORTFOLIO OPERATING EXPENSES                      of each time
                              (As a percentage of average net assets):                 period:
                                                                         TOTAL
           PIMCO FUNDS                 ADMINI-             UNDERLYING    PORTFOLIO
           ASSET ALLOCATION   ADVISORY STRATIVE  12B-1     FUND          OPERATING     ONE    THREE  ONE    THREE
           SERIES             FEES     FEES(/1/) FEES(/2/) EXPENSES(/3/) EXPENSES(/3/) YEAR   YEARS  YEAR   YEARS
              ----------------------------------------------------------------------------------------------------
           90/10 PORTFOLIO    None     .40%       .25%     .79%          1.44%         $   69 $   98 $   69 $   98
              ----------------------------------------------------------------------------------------------------
           60/40 PORTFOLIO    None     .40        .25      .67           1.32              68     95     68     95
              ----------------------------------------------------------------------------------------------------
           30/70 PORTFOLIO    None     .40        .25      .55           1.20              57     81     57     81
           90/10 PORTFOLIO    None     .40       1.00      .79           2.19              72     99     22     69
              ----------------------------------------------------------------------------------------------------
           60/40 PORTFOLIO    None     .40       1.00      .67           2.07              71     95     21     65
              ----------------------------------------------------------------------------------------------------
           30/70 PORTFOLIO    None     .40       1.00      .55           1.95              70     91     20     61
           90/10 PORTFOLIO    None     .40       1.00      .79           2.19              32     69     22     69
              ----------------------------------------------------------------------------------------------------
           60/40 PORTFOLIO    None     .40       1.00      .67           2.07              31     65     21     65
              ----------------------------------------------------------------------------------------------------
           30/70 PORTFOLIO    None     .40       1.00      .55           1.95              30     61     20     61

CLASS A
SHARES

CLASS B
SHARES

CLASS C
SHARES

            1. The Administrative Fees for each Portfolio are subject to re-duction to the extent that the average net assets attributable in the aggregate to the Portfolio's Class A, Class B and Class C shares exceed $2.5 billion. See "Management of the Portfolios--Ad-ministrative Fees."
            2. 12b-1 fees which are equal to .25% represent servicing fees which are paid annually to the Distributor and repaid to partici-pating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans."

            3. Based on estimated expenses for the current fiscal year. Under-lying Fund Expenses for each Portfolio are estimated based upon the initial allocation of each Portfolio's assets among the Under-lying Funds and upon the total annual operating expenses of each Underlying Fund. For a listing of the expenses associated with each Underlying Fund, please see "Management of the Portfolios-- Underlying Fund Expenses." Total Portfolio Operating Expenses and the Examples set forth above are based on estimates of the Under-lying Fund Expenses each Portfolio will incur. Actual Underlying Fund Expenses for each Portfolio are expected to vary with changes in the allocation of the Portfolio's assets, and may be higher or lower than those shown above.

            The purpose of the foregoing tables is to assist investors in un-derstanding the various costs and expenses of the Trust that are borne directly or indirectly by Class A, Class B and Class C shareholders of the Portfolios. The Examples for Class A shares assume payment of the current maximum applicable sales load. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder of a Portfolio may, de-pending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securi-ties Dealers, Inc.

            NOTE: THE FIGURES SHOWN IN THE EXAMPLES ARE ENTIRELY HYPOTHETICAL. THEY ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EX-PENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.


                                            November 1, 1998 Prospectus      5

            Investment Objectives and Policies

            The investment objective and general investment policies of each Portfolio are described below. There can be no assurance that the investment objective of any Portfolio will be achieved. Because the market value of each Portfolio's investments will change, the net asset value per share of each Portfolio will also vary.

               The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money manag-ers. Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed income ranges among the Underlying Funds. Each Underlying Fund is a series of the Trust or PIMCO Funds: Pacific Investment Management Series and is managed by PIMCO Advisors and/or its affiliates. The Portfolios have different investment objectives and policies and degrees of potential investment risk and reward depending upon their alloca-tion strategies. An investor should choose a Portfolio based on personal objectives, investment time horizon, tolerance for risk and personal financial circumstances.

PORTFOLIO   90/10 PORTFOLIO seeks long-term capital appreciation. Under normal
DESCRIPTIONSconditions, approximately 90% of the Portfolio's assets will be allocated among Underlying Stock Funds and 10% among Underlying
            Bond Funds.

            60/40 PORTFOLIO seeks long-term capital appreciation and current income. Under normal conditions, approximately 60% of the Portfo-lio's assets will be allocated among Underlying Stock Funds and 40% among Underlying Bond Funds.

            30/70 PORTFOLIO seeks current income. Long-term capital apprecia-tion is a secondary objective. Under normal conditions, approxi-mately 30% of the Portfolio's assets will be allocated among Un-derlying Stock Funds and 70% among Underlying Bond Funds.
               Unless otherwise noted, each Portfolio's investment objective and its restrictions and policies relating to the investment of its assets are non-fundamental and may be changed without share-holder approval.

               PIMCO Advisors serves as the investment adviser to the Portfo-
            lios and determines how each Portfolio's assets are allocated among the Underlying Funds. Each Portfolio invests in particular Underlying Funds (which may differ from time to time) based on various criteria observed by PIMCO Advisors. Among other things, PIMCO Advisors analyses the various investment objectives, poli-cies and strategies of the Underlying Funds to determine which Funds, in combination with others, are appropriate in light of a Portfolio's investment objective. PIMCO Advisors then makes allo-cation decisions among these Underlying Funds in an attempt to achieve the Portfolio's objective. The table below illustrates the initial equity and fixed income allocation targets and typical ranges for each Portfolio under normal market conditions.

            EQUITY AND FIXED INCOME RANGES
            (as a percentage of each Portfolio's average net assets)

                                                                TYPICAL
           PIMCO FUNDS                               TARGET     ALLOCATION
           ASSET ALLOCATION SERIES                   ALLOCATION RANGE*
              ------------------------------------------------------------
           90/10 PORTFOLIO
            Equity                                   90%        80% - 100%
            Fixed Income (including money market**)  10%         0% -  20%
              ------------------------------------------------------------
           60/40 PORTFOLIO
            Equity                                   60%        50% -  70%
            Fixed Income (including money market**)  40%        30% -  50%
              ------------------------------------------------------------
           30/70 PORTFOLIO
            Equity                                   30%        25% -  35%
            Fixed Income (including money market**)  70%        65% -  75%

             * Each Portfolio may temporarily deviate from its asset alloca-
            tion range for defensive purposes.

            ** Each Portfolio may hold a portion of its assets in PIMCO Money
             Market Fund, in part, so that it can readily sell the securities and have cash available to pay Portfolio expenses without incur-ring capital gains.

6 PIMCO Funds Asset Allocation Series

               Each Portfolio is authorized to invest in any or all of the Un-
            derlying Funds. However, it is expected that a Portfolio will in-vest in only some of the Underlying Funds at any particular time. A Portfolio's investment in a particular Underlying Fund may and in some cases is expected to exceed 25% of its total assets. To the extent that a Portfolio invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Fund. Please see "Underlying Funds" and "Principal Risks of the Underlying Funds" below for a descrip-tion of the Underlying Funds and their attendant risks. The par-ticular Underlying Funds in which each Portfolio may invest, the equity and fixed income allocation targets and ranges specified above, and the percentage of each Portfolio's assets invested from time to time in any Underlying Fund or combination of Funds may be changed from time to time without the approval of the Portfolio's shareholders.

               Each Portfolio's net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. Each Portfolio will invest all of its assets in Under-lying Funds, and may invest up to 100% of its assets in PIMCO Money Market Fund (and thereby deviate from its asset allocation range) for temporary defensive purposes. A Portfolio may also bor-row money for temporary or emergency purposes.
               Each Portfolio is also subject to certain investment restric-
            tions that are described under "Investment Restrictions" in the Statement of Additional Information.


OVERVIEW OF PIMCO Advisors' Asset Allocation Committee determines how the
ASSET       Portfolios' assets are allocated and reallocated from time to time
ALLOCATION  among the Underlying Funds. The individuals who constitute the As-
            set Allocation Committee and are primarily responsible for making asset allocation and other investment decisions for the Portfolios are William D. Cvengros, Timothy R. Clark, Robert S. Venable, Da-vid Young and Edward P. Rennie. Please see "Management of the
            Portfolios" for a description of PIMCO Advisors and the individu-als on the Asset Allocation Committee.
               PIMCO Advisors' approach to asset allocation encompasses both quantitative and qualitative processes designed to allocate the Portfolios' assets among multiple Underlying Funds in order to achieve broadly diversified Portfolios. The Asset Allocation Com-mittee meets regularly to analyze various economic and market da-ta. The Committee also collects and synthesizes multiple proprie-tary models maintained by the Portfolio Managers of the Underlying
            Funds, each of which is an affiliate of PIMCO Advisors. See "Man-agement of the Portfolios--Portfolio Managers for the Underlying
            Funds." These models are quantitatively compiled by the Committee to provide a framework for developing PIMCO Advisors' allocation strategies with respect to the major asset classes and sub-classes held by the Underlying Funds.
               The resulting framework assists the Asset Allocation Committee in the following ways: (1) it identifies the desired tactical al-location ranges for the Portfolios around long-term strategic broad asset class and sub-class targets, (2) it identifies indi-vidual Funds among the Underlying Funds that are expected to pro-vide consistent, quality performance in the various asset classes and sub-classes identified for the Portfolios, and (3) it is used by the Committee in its on-going evaluation of the equity and fixed income markets in an attempt to identify and implement val-ue-added tactical shifts for the Portfolios. These tactical shifts and resulting reallocations of Portfolio assets are not expected to be large or frequent in nature, and should result in modest levels of portfolio turnover for the Portfolios. See "Portfolio
            Turnover."


EQUITY
PORTION OF
THE         The equity portion of each Portfolio will be allocated among a
PORTFOLIOS  number of Underlying Stock Funds which provide a broad range of equity-based investment objectives and strategies. By allocating assets among these Funds, the equity portions of the Portfolios can be diversified in multiple ways, including the following:

            BY REGION

                [ ] U.S. Equities

                [ ] International Developed Markets Equities

                [ ] International Emerging Markets Equities


                                              November 1, 1998 Prospectus 7

            BY INVESTMENT STYLE

                [_] Blend (Broad Market)

                [_] Value

                [_] Growth

            BY SIZE

                [_] Large-Cap

                [_] Mid-Cap

                [_] Small-Cap

               For a description of the Underlying Stock Funds and their in-
            vestment objectives and strategies, please see "Underlying Funds." The Portfolio Managers for the Underlying Stock Funds each have different investment philosophies and processes which are re-flected in the Funds they manage. Through asset allocation, PIMCO Advisors can take advantage of the expertise of each Portfolio Manager and combine the investment styles set forth above in pro-viding broadly diversified Portfolios. For a description of each Portfolio Manager and its particular investment philosophy and process, please see "Management of the Portfolios--Portfolio Man-agers for the Underlying Funds."


FIXED
INCOME      The fixed income portion of each Portfolio will be allocated among
PORTION OF  a number of Underlying Bond Funds which provide a broad range of
THE         fixed income-based investment objectives and strategies. By allo-
PORTFOLIOS  cating assets among these Funds, the fixed income portions of the
            Portfolios can be diversified in multiple ways, including the fol-lowing:

            BY REGION

                [_] U.S. Fixed Income

                [_] Foreign Fixed Income

            BY SECTOR/INVESTMENT SPECIALTY

                [_] Governments

                [_] Mortgages

                [_] Corporate

                [_] Inflation Indexed

            BY CREDIT QUALITY

                [_] Investment Grade/Money Market

                [_] Medium Grade

                [_] High Yield

            BY DURATION

                [_] Long-Term

                [_] Intermediate-Term

                [_] Short-Term

               For a description of the Underlying Bond Funds and their in-
            vestment objectives and strategies, please see "Underlying Funds." Pacific Investment Management is the investment adviser and Port-folio Manager for each Underlying Bond Fund. Through asset alloca-tion, PIMCO Advisors can take advantage of the broad fixed income expertise of Pacific Investment Management and combine the invest-ment styles set forth above in providing broadly diversified Port-folios. For a description of Pacific Investment Management and its investment philosophy and process, please see "Management of the Portfolios--Portfolio Managers for the Underlying Funds."

8 PIMCO Funds Asset Allocation Series

POTENTIAL   As described above, PIMCO Advisors has broad discretion to allo-
CONFLICTS   cate and reallocate the Portfolios' assets among the Underlying
OF INTEREST Funds consistent with the Portfolios' investment objectives and policies and the asset allocation ranges specified above. Although
            PIMCO Advisors does not charge an investment advisory fee for its asset allocation services, PIMCO Advisors and its affiliates indi-rectly receive fees (including investment advisory and administra-tive fees) from the Underlying Funds in which the Portfolios in-vest. In this regard, PIMCO Advisors has a financial incentive to invest a Portfolio's assets in Underlying Funds with higher fees than other Funds, even if it believes that alternate investments would better serve the Portfolio's investment program. PIMCO Advi-sors is legally obligated to disregard that incentive in making asset allocation decisions for the Portfolios. The Trustees and officers of the Trust may also have conflicting interests in ful-filling their fiduciary duties to both the Portfolios and the Un-derlying Funds.


GENERAL
RISKS OF    Because the Portfolios invest all of their assets in the Under-
INVESTING   lying Funds, the risks associated with investing in the Portfolios
IN THE      are closely related to the risks associated with the securities
PORTFOLIOS  held by the Underlying Funds. The ability of a Portfolio to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their objectives. Of course, the extent to which the investment performance and risks associated with a particular Portfolio correlate to those of a particular Un-derlying Fund will depend upon the extent to which the Portfolio's assets are allocated from time to time for investment in the Un-derlying Fund. For a description of the principal risks associated with investments in the Underlying Funds, please see "Underlying
            Funds--Principal Risks of the Underlying Funds" in this Prospec-tus, "Investment Objectives and Policies" in the Statement of Ad-ditional Information and "Characteristics and Risks of Securities and Investment Techniques" in the Underlying Fund Prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.


PORTFOLIO
TURNOVER A change in the securities held by a Portfolio is known as "port-folio turnover." Because PIMCO Advisors does not expect to reallo-cate the Portfolios' assets among the Underlying Funds on a fre-quent basis, the portfolio turnover rates for the Portfolios are expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the Portfolios' indirectly bear the ex-penses associated with portfolio turnover of the Underlying Funds, a number of which have fairly high portfolio turnover rates (i.e., in excess of 100%). High portfolio turnover involves correspond-ingly greater expenses to an Underlying Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Share-holders in the Portfolios may also bear expenses directly or indi-rectly through sales of securities held by the Portfolios and the Underlying Funds which result in realization of ordinary income or taxable capital gains (including short-term capital gains which are generally taxed at ordinary income tax rates). See "Taxes."

SERVICE     Many of the services provided to the Portfolios depend on the
SYSTEMS --  smooth functioning of computer systems. Many systems in use today
YEAR 2000   cannot distinguish between the year 1900 and the year 2000. Should
PROBLEM     any of the service systems fail to process information properly, that could have an adverse impact on the Portfolios' operations and services provided to shareholders. The Adviser, Distributor, Shareholder Servicing and Transfer Agent, Custodian, and certain other service providers to the Portfolios have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Portfolios' operations and services provided to shareholders will not be adversely affected, nor can there be any assurance that the year 2000 problem will not have an adverse effect on the entities whose securities are held by the Underlying Funds or on domestic or global equity markets or economies, generally.


"FUNDAMENTAL"
POLICIES
            The investment objective of each Portfolio described in this Pro-spectus may be changed by the Board of Trustees without share-holder approval. If there is a change in a Portfolio's investment objective, shareholders should consider whether the Portfolio re-mains an appropriate investment in light of their then current fi-nancial positions and needs.

                                              November 1, 1998 Prospectus 9

Underlying Funds

            Each Portfolio invests all of its assets in Underlying Funds. Ac-cordingly, each Portfolio's investment performance depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to meet their objectives. There can be no assurance that the investment objective of any Under-lying Fund will be achieved. Shares of the Underlying Funds are not offered in this Prospectus.


PORTFOLIO
MANAGERS PIMCO Advisors serves as investment adviser for each of the Under-lying Stock Funds and its affiliates serve as sub-advisers, except that another affiliate, Pacific Investment Management, is the sole investment adviser to PIMCO StocksPLUS Fund. Under these arrange-ments, the sub-advisers and Pacific Investment Management (re-ferred to collectively as "Portfolio Managers") have full invest-ment discretion and make all determinations with respect to the investment of the assets of these Funds. Pacific Investment Man-agement is also the sole investment adviser to each Underlying Bond Fund. The Portfolio Managers and their investment specialties are listed below.


           PORTFOLIO MANAGER                                  INVESTMENT SPECIALTY
              ------------------------------------------------------------------------
           PACIFIC INVESTMENT MANAGEMENT                      All sectors of the bond
                                                              market using its total
                                                              return philosophy--
                                                              seeking both yield and
                                                              capital appreciation
                                    --------------------------------------------------
           COLUMBUS CIRCLE INVESTORS ("COLUMBUS CIRCLE")      Stocks, using its
                                                              "Positive Momentum &
                                                              Positive Surprise"
                                                              discipline
                                    --------------------------------------------------
           CADENCE CAPITAL MANAGEMENT ("CADENCE")             Stocks of growth
                                                              companies that the
                                                              Portfolio Manager
                                                              believes are trading at
                                                              a reasonable price
                                    --------------------------------------------------
           NFJ INVESTMENT GROUP ("NFJ")                       Value stocks that the
                                                              Portfolio Manager
                                                              believes are undervalued
                                                              and/or offer above-
                                                              average dividend yields
                                    --------------------------------------------------
           BLAIRLOGIE CAPITAL MANAGEMENT ("BLAIRLOGIE") (/1/) International stocks using Scottish standards
                                                              of prudent investment
                                                              management with modern
                                                              quantitative analytical
                                                              tools
                                    --------------------------------------------------
           PARAMETRIC PORTFOLIO ASSOCIATES ("PARAMETRIC")     Stocks, using
                                                              quantitatively-driven
                                                              fundamental analysis and
                                                              economic methods, with
                                                              specialties in emerging
                                                              markets and tax-
                                                              efficient products

            1. On or before March 31, 1999, it is anticipated that PIMCO
               Advisors will sell substantially all of its ownership interest in Blairlogie, in which case Blairlogie would no longer serve as a Portfolio Manager for any Underlying Fund. See "Management of the Portfolios--Portfolio Managers for the Underlying Funds--Blairlogie."

10 PIMCO Funds Asset Allocation Series

UNDERLYING The following provides a concise description of the investment ob-STOCK FUNDS jective and primary investments of each Underlying Stock Fund and lists the Fund's Portfolio Manager. For a complete description of these Funds, please see the Underlying Fund Prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.



                                                                                                     PORTFOLIO
                         FUND NAME              INVESTMENT OBJECTIVE     PRIMARY INVESTMENTS         MANAGER
             --------------------------------------------------------------------------------------------------------
          STOCK FUNDS    PIMCO Equity Income    Current income as a      Common stocks with below-   NFJ
                                                primary objective; long- average price to earnings
                                                term growth of capital   ratios and higher dividend
                                                as a secondary objective yields relative to their
                                                                         industry groups
                     --------------------------------------------------------------------------------------------
                         PIMCO Renaissance      Long-term growth of      Common stocks with below-   Columbus Circle
                                                capital and income       average valuations that
                                                                         have improving business
                                                                         fundamentals
                     --------------------------------------------------------------------------------------------
                         PIMCO Core Equity      Long-term growth of      Common stocks of companies  Columbus Circle
                                                capital; income as a     with market
                                                secondary objective      capitalizations in excess
                                                                         of $3 billion
                     --------------------------------------------------------------------------------------------
                         PIMCO Mid-Cap Equity   Long-term growth of      Common stocks of companies  Columbus Circle
                                                capital                  with market
                                                                         capitalizations between
                                                                         $800 million and $3
                                                                         billion
                     --------------------------------------------------------------------------------------------
                         PIMCO Value            Long-term growth of      Common stocks with below-   NFJ
                                                capital and income       average price to earnings
                                                                         ratios relative to their
                                                                         industry groups
                     --------------------------------------------------------------------------------------------
                         PIMCO Value 25         Long-term growth of      Approximately 25 common     NFJ
                                                capital and income       stocks of companies with
                                                                         medium market
                                                                         capitalizations and below-
                                                                         average price to earnings
                                                                         ratios relative to their
                                                                         industry groups
                     --------------------------------------------------------------------------------------------
                         PIMCO Capital          Growth of capital        Common stocks of companies  Cadence
                         Appreciation                                    with market
                                                                         capitalizations of at
                                                                         least $1 billion that have
                                                                         improving fundamentals and
                                                                         whose stock is reasonably
                                                                         valued by the market
                     --------------------------------------------------------------------------------------------
                         PIMCO Mid-Cap Growth   Growth of capital        Common stocks of companies  Cadence
                                                                         with market
                                                                         capitalizations in excess
                                                                         of $500 million that have
                                                                         improving fundamentals and
                                                                         whose stock is reasonably
                                                                         valued by the market
                     --------------------------------------------------------------------------------------------
                         PIMCO Enhanced Equity  Total return which       Commons stocks represented  Parametric
                                                equals or exceeds the    in the S&P 500
                                                total return performance
                                                of an index representing
                                                the performance of a
                                                reasonably broad
                                                spectrum of common
                                                stocks (currently the
                                                S&P 500 (/2/))
                     --------------------------------------------------------------------------------------------
                         PIMCO Tax-Efficient    Maximum after-tax growth A broadly diversified       Parametric
                         Equity                 of capital               portfolio of at least 200
                                                                         common stocks of companies
                                                                         with larger
                                                                         market capitalizations
             --------------------------------------------------------------------------------------------------------
          AGGRESSIVE     PIMCO Small-Cap Value  Long-term growth of      Common stocks of companies  NFJ
          STOCK FUNDS                           capital and income       with market
                                                                         capitalizations between
                                                                         $50 million and $1 billion
                                                                         and below-average price to
                                                                         earnings ratios relative
                                                                         to their industry groups
                     --------------------------------------------------------------------------------------------
                         PIMCO Small-Cap Growth Growth of capital        Common stocks of companies  Cadence
                                                                         with market
                                                                         capitalizations between
                                                                         $50 million and $1 billion
                                                                         that have improving
                                                                         fundamentals and whose
                                                                         stock is reasonably valued
                                                                         by the market
                     --------------------------------------------------------------------------------------------
                         PIMCO Micro-Cap Growth Long-term growth of      Common stocks of companies  Cadence
                                                capital                  with market
                                                                         capitalizations of less
                                                                         than $100 million that
                                                                         have improving
                                                                         fundamentals and whose
                                                                         stock is reasonably valued
                                                                         by the market
             --------------------------------------------------------------------------------------------------------
          INTERNATIONAL  PIMCO International    Capital appreciation;    Non-U.S. stocks of          Blairlogie (/1/)
          STOCK FUNDS                           income is incidental     companies with small,
                                                                         medium and large market
                                                                         capitalizations (developed
                                                                         and emerging markets)
                     --------------------------------------------------------------------------------------------
                         PIMCO International    Long-term capital        An international portfolio  Columbus Circle
                         Growth                 appreciation             of equity and equity-
                                                                         related securities
                     --------------------------------------------------------------------------------------------
                         PIMCO Structured       Long-term growth of      Common stocks of companies  Parametric
                         Emerging Markets       capital                  located in emerging market
                                                                         countries
                     --------------------------------------------------------------------------------------------
                         PIMCO Tax-Efficient    Same as PIMCO Structured Common stocks of companies  Parametric
                         Structured             Emerging Markets Fund,   located in emerging market
                         Emerging Markets       except that the Fund     countries
                                                seeks to achieve
                                                superior after-tax
                                                returns by employing a
                                                variety of tax-efficient
                                                management strategies
             --------------------------------------------------------------------------------------------------------
          SPECIALIZED    PIMCO Innovation       Capital appreciation; no Common stocks of companies  Columbus Circle
          STOCK FUNDS                           consideration            with small, medium and
                                                given to income          large market
                                                                         capitalizations
                                                                         (technology-related stocks)
                     --------------------------------------------------------------------------------------------
                         PIMCO StocksPLUS       Total return which       S&P 500 stock index         Pacific
                                                exceeds the total        derivatives backed by       Investment
                                                return performance of    a portfolio of fixed        Management
                                                the S&P 500              income securities

            1. On or before March 31, 1999, it is anticipated that PIMCO Advi-
               sors will sell substantially all of its ownership interest in Blairlogie and assume full portfolio management responsibility for PIMCO International Fund.

            2. The Standard & Poor's 500 Composite Stock Price Index.

                                            November 1, 1998 Prospectus 11

UNDERLYING Pacific Investment Management has full investment discretion and BOND FUNDS makes all determinations with respect to the investment of the as-
            sets of each Underlying Bond Fund.

               The investment objective of each Underlying Bond Fund (except as provided below) is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The "total return" sought by most of the Underlying Bond Funds will consist of interest and dividends from underlying securities and capital appreciation or depreciation reflected in changes in the value of portfolio securities. The investment ob-jective of PIMCO Real Return Bond Fund is to seek to realize maxi-mum real return, consistent with preservation of real capital and prudent investment management. "Real return" is total return ad-justed for inflation. The investment objective of each of PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income consistent with preservation of capital and daily liquidity. PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so.

               The following provides a concise description of the primary in-
            vestments of and other information relating to each Underlying Bond Fund. For a complete description of these Funds, please see the Underlying Fund Prospectus for PIMCO Funds: Pacific Investment Management Series, which is incorporated herein by reference and is available free of charge by telephoning the Distributor at 1-800-426-0107.

                FUND NAME                       PRIMARY INVESTMENTS                DURATION         CREDIT QUALITY(/1/)
             --------------------------------------------------------------------------------------------------------
                                                                                   (less than or
                                                                                   equal to)
 SHORT-TERM     PIMCO Money Market              Money market instruments           90 days          Min 95% Aaa or Prime 1;
 BOND                                                                              dollar-weighted  (less than or equal to)
 FUNDS                                                                             average maturity 5% Aa or Prime 2
                        --------------------------------------------------------------------------------------
                PIMCO Short-Term                Money market instruments           0-1 yr           B to Aaa; max 10%
                                                and short maturity                                  below Baa
                                                fixed
                                                income securities
                        --------------------------------------------------------------------------------------
                PIMCO Low Duration              Short and intermediate             1-3 yrs          B to Aaa; max 10%
                                                maturity fixed income                               below Baa
                                                securities
             --------------------------------------------------------------------------------------------------------
 INTERMEDIATE-  PIMCO Moderate Duration         Short and intermediate             2-5 yrs          B to Aaa; max 10%
 TERM                                           maturity fixed income                               below Baa
 BOND FUNDS                                     securities
                        --------------------------------------------------------------------------------------
                PIMCO Real Return Bond          Inflation-indexed fixed            N/A              B to Aaa; max 10%
                                                income securities                                   below Baa
                        --------------------------------------------------------------------------------------
                PIMCO Total Return              Intermediate maturity              3-6 yrs          B to Aaa; max 10%
                                                fixed income securities                             below Baa
                        --------------------------------------------------------------------------------------
                PIMCO Total Return II           Same as PIMCO Total Return         3-6 yrs          Baa to Aaa
                                                Fund, except that the
                                                Fund
                                                is subject to credit quality and
                                                foreign issuer
                                                restrictions
                        --------------------------------------------------------------------------------------
                PIMCO High Yield                Higher yielding fixed              2-6 yrs          B to Aaa; min 65%
                                                income securities                                   below Baa
             --------------------------------------------------------------------------------------------------------
 LONG-TERM      PIMCO Long-Term U.S. Government Long-term maturity         (greater than or       A to Aaa
 BOND                                           fixed income securities    equal to) 8 yrs
 FUNDS
             --------------------------------------------------------------------------------------------------------
 INTERNATIONAL  PIMCO Global Bond               Intermediate maturity              3-7 yrs          B to Aaa; max 10%
 BOND                                           U.S. and foreign fixed                              below Baa
 FUNDS                                          income
                                                securities
                        --------------------------------------------------------------------------------------
                PIMCO Foreign Bond              Intermediate maturity              3-7 yrs          B to Aaa; max 10%
                                                hedged foreign fixed                                below Baa
                                                income
                                                securities
                        --------------------------------------------------------------------------------------
                PIMCO Emerging Markets Bond     Emerging market fixed              0-8 yrs          B to Aaa
                                                income securities
FOREIGN(/2/)
----------------
       0%
----------------
      0-5%
----------------
      0-20%
----------------
      0-20%
----------------
      0-35%
----------------
      0-20%
----------------
      0%
----------------
      0%
----------------
      0%
----------------
      25-75%
----------------
(greater than
or equal to) 85%
----------------
(greater than
or equal to) 80%

            1. As rated by Moody's Investors Service, Inc., or if unrated, de-termined by Pacific Investment Management to be of comparable quality.

            2. Percentage limitations relate to foreign currency-denominated securities for all Underlying Bond Funds except PIMCO Foreign Bond, Global Bond and Emerging Markets Bond Funds. Percentage lim-itations for these three Funds relate to securities of foreign is-suers, denominated in any currency. Each Underlying Bond Fund (ex-cept PIMCO Long-Term U.S. Government Fund) may invest beyond these limits in U.S. dollar-denominated securities of foreign issuers. PIMCO Long-Term U.S. Government Fund may not invest in any securi-ties of foreign issuers.

12 PIMCO Funds Asset Allocation Series

               Each Underlying Bond Fund will normally invest at least 65% of its assets in the following types of securities, which, unless provided above, may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities is-sued or guaranteed by the U.S. Government, its agencies or instru-mentalities ("U.S. Government securities"); corporate debt securi-ties, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; infla-tion-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, catas-trophe bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and instrumen-talities; obligations of foreign governments or their subdivi-sions, agencies and instrumentalities; and obligations of interna-tional agencies or supranational entities. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a desig-nated or floating rate, or that vary according to changes in rela-tive values of currencies. Most of the Underlying Bond Funds may (but are not required to) make substantial use of derivative in-struments or use a series of purchase and sale contracts or other investment techniques to obtain market exposure to the securities in which they primarily invest.


ADDITIONAL
UNDERLYING FUNDS

            In addition to the Funds listed above, a Portfolio may invest in additional Underlying Funds, including those that may become available for investment in the future, at the discretion of PIMCO Advisors and without shareholder approval.


PRINCIPAL
RISKS OF    There can be no assurance that the investment objectives of any of
THE         the Underlying Funds will be achieved. The following summarizes
UNDERLYING  principal risks associated with investments in the Underlying
FUNDS       Funds. The summary is not intended to be exhaustive. For a more complete description of these risks, please refer to "Investment
            Objectives and Policies" in the Statement of Additional Informa-tion and "Characteristics and Risks of Securities and Investment
            Techniques" in the Underlying Fund Prospectuses, which are incor-porated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.

            MARKET RISK Most securities in which the Underlying Funds invest are subject to some degree of market risk, which is the risk of unfavorable market-induced changes in the value of a security. The following summarizes general market risks associated with invest-ments in fixed income and equity securities.

               Fixed Income Securities Changes in the market values of fixed income securities (i.e., capital appreciation or depreciation) are largely a function of changes in the current level of interest rates. The value of an Underlying Fund's investments in fixed in-come securities will typically change as the level of interest rates fluctuate. During periods of falling interest rates, the value of fixed income securities generally rise. Conversely, dur-ing periods of rising interest rates, the value of fixed income securities generally decline.

               "Duration" is one measure of the expected life of a fixed in-
            come security. When interest rates are falling, a portfolio with a shorter duration will generally not generate as high a level of total return as a portfolio with a longer duration. When interest rates are rising, a portfolio with a shorter duration will gener-ally outperform a longer duration portfolio. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (as-suming that long-term interest rates are higher than short-term rates, which is commonly the case). Accordingly, longer duration portfolios generally have a greater potential for total return than shorter duration portfolios, but are also subject to greater levels of market risk and price volatility. Therefore, Underlying Bond Funds with longer average portfolio durations (e.g., PIMCO Long-Term U.S. Government Fund) are generally subject to higher levels of market risk than Funds with shorter durations (e.g., PIMCO Money Market, Short-Term and Low Duration Funds). Also, some portfolios (e.g., those with mortgage-backed and other prepayable securities) have changing durations and may have increasing dura-tions precisely when that is least advantageous (i.e., when inter-est rates are rising).

               Certain types of securities in which the Underlying Bond Funds may invest are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of market risk. These include various mortgage- related securities (for instance, the interest-only or "IO" class of a stripped mortgage-backed security) and "zero

                                             November 1, 1998 Prospectus 13
            coupon" securities (fixed income securities, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity). Please see "Investment Objectives and Policies" in the Statement of Additional Information for a description of these and other fixed income securities that are particularly sensitive to market risk.

               Equity Securities Changes in the market values of equity secu-
            rities (i.e., capital appreciation or depreciation) may depend upon a number of factors, including: general economic and market conditions, prospects of the security's issuer, changing interest rates, real or perceived economic and competitive industry condi-tions, and currency exchange rates. Generally, over the long term, the total return obtained by a portfolio that invests primarily in equity securities has historically been greater than that obtained by a portfolio that invests primarily in fixed income securities. However, an equity portfolio is generally subject to greater mar-ket risk and price volatility than a fixed income portfolio and is considered to be a more aggressive investment.

            CREDIT RISK OF FIXED INCOME SECURITIES Credit risk associated with investments in fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Underlying Funds that invest in fixed income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Underlying Fund's share price and income level. Nearly all fixed income securities are subject to some credit risk, whether the issuers of the securities are corporations, states and local governments or foreign govern-ments. Even certain U.S. Government securities are subject to credit risk.

               Credit risk is particularly acute for Underlying Funds which invest in so-called "high-yield" securities or "junk" bonds, which are fixed income securities rated lower than Baa by Moody's In-vestors Service, Inc. ("Moody's") or BBB by Standard & Poor's Rat-ings Services ("S&P"), or are determined to be of comparable qual-ity to securities so rated. While such securities offer the poten-tial for higher investment returns than higher-rated securities, they carry a high degree of credit risk and are considered predom-inantly speculative with respect to the issuer's continuing abil-ity to meet principal and interest payments. High yield securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities. Accordingly, Underlying Funds which in-vest a significant portion of their assets in high yield securi-ties (e.g., PIMCO High Yield and Emerging Markets Bond Funds) are subject to substantial credit risk, while Funds that invest in higher quality securities (e.g., PIMCO Money Market and Long-Term U.S. Government Funds) are subject to less credit risk.

            INVESTMENTS IN COMPANIES WITH SMALL MARKET CAPITALIZATIONS Certain Underlying Stock Funds (in particular, PIMCO Micro-Cap Growth, Small-Cap Value and Small-Cap Growth Funds) invest in common stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in smaller, less seasoned companies may present greater opportunities for growth and capital appreciation, but also involve greater risks than cus-tomarily are associated with larger, more established companies. These companies may have limited product lines, markets or finan-cial resources, or they may be dependent upon a limited management group. In addition, their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.

            FOREIGN SECURITIES AND CURRENCIES Many Underlying Funds (in par-ticular, PIMCO International, International Growth, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, Global Bond, Foreign Bond and Emerging Markets Bond Funds) invest in securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities de-nominated in foreign currencies (together, "foreign securities").

               Investing in foreign securities involves special risks not typ-
            ically associated with investing in U.S. securities. These risks include: differences in accounting, auditing and financial report-ing standards; generally higher commission rates on foreign port-folio transactions; higher custodial costs; the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities; the possibility of nationalization, expropria-tion or confiscatory

14 PIMCO Funds Asset Allocation Series
            taxation; adverse changes in investment or exchange control regu-lations (which may include suspension of the ability to transfer currency from a country); political instability; the possibility of unfavorable foreign economic factors; and greater price vola-tility.

               Certain Underlying Funds (in particular, PIMCO Structured
            Emerging Markets, Tax-Efficient Structured Emerging Markets and Emerging Markets Bond Funds) may invest in the securities of is-suers based in countries with developing or "emerging market" economies. These securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental in-volvement in the economy; less governmental supervision and regu-lation of the securities markets and participants in those mar-kets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavaila-bility of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it diffi-cult to engage in such transactions; the risk that it may be more difficult to obtain and/or enforce legal judgments in foreign ju-risdictions; and significantly smaller market capitalizations of emerging market issuers.

               Underlying Funds that invest in fixed income securities denomi-
            nated in foreign currencies or in foreign currencies and related derivative instruments (in particular, PIMCO Global Bond, Foreign Bond and Emerging Markets Bond Funds) and Underlying Funds that invest in equity securities traded principally in foreign curren-cies, may be adversely affected by changes in foreign currency ex-change rates. Those rates may fluctuate significantly over short periods of time for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or per-ceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. For example, significant uncertainty surrounds the pro-posed introduction of the euro (a common currency unit for the Eu-ropean Union) in January 1999 and its effect on the value of secu-rities denominated in local European currencies. For a more com-plete discussion of foreign currency risks (including those asso-ciated with the euro), please see "Investment Objectives and Poli-cies--Foreign Currencies" in the Statement of Additional Informa-tion.

            DERIVATIVE INSTRUMENTS The Underlying Funds (with the exception of PIMCO Money Market Fund) may (but are not required to) utilize a number of derivative instruments for risk management purposes or as part of their investment strategies. These include futures con-tracts, options contracts, options on futures contracts, forward contracts and swap agreements. Generally, derivatives are finan-cial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may re-late to stocks, bonds, interest rates, currencies or currency ex-change rates, commodities, and related indexes. For a description of the various derivative instruments that may be utilized by the Underlying Funds, please see "Investment Objectives and Policies" in the Statement of Additional Information.
               The use of derivatives instruments involves risks different from, or greater than, the risks associated with investing di-rectly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to the use of derivative instruments by the Underlying Funds.

               Management Risk Derivative products are highly specialized in-
            struments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

               Credit Risk The use of a derivative involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

               Liquidity Risk Liquidity risk exists when a particular deriva-
            tive instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is il-liquid (as is the case with many privately

                                             November 1, 1998 Prospectus 15
            negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

               Leverage Risk Because many derivatives have a leverage compo-
            nent, adverse changes in the value or level of the underlying as-set, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes.

               Market and Other Risks Like most other investments, derivative instruments are subject to the general risk that the market value of the instrument will change in a way detrimental to the invest-or's interest. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inabil-ity of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately nego-tiated derivatives, are complex and often valued subjectively. Im-proper valuations can result in increased cash payment require-ments to counterparties or a loss of value to an Underlying Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to closely track. Consequently, an Underlying Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's in-vestment objective or risk management strategy. In addition, suit-able derivative transactions may not be available in all circum-stances and there can be no assurance that an Underlying Fund will engage in such transactions at any given time or from time to time.

            A NOTE ON PIMCO STOCKSPLUS FUND While the objective of PIMCO StocksPLUS Fund is to achieve a total return which exceeds the to-tal return performance of the S&P 500, it does so by investing substantially all of its assets in a combination of equity-based derivative instruments and a portfolio of fixed income securities. Consequently, the risks of investing in the Fund include the risks of derivatives and the risks generally associated with the Under-lying Bond Funds. To the extent that the Fund invests in S&P 500 derivatives backed by a portfolio of fixed income securities, un-der certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declin-ing, the Fund may experience greater losses than would be the case if it were to invest directly in a portfolio of S&P 500 stocks.

            CERTAIN OTHER MISCELLANEOUS INVESTMENT PRACTICES In addition to investing in the securities listed above under "Primary Invest-ments," some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agree-ments and reverse repurchase agreements; purchase and sell securi-ties on a when-issued or delayed delivery basis; enter into for-ward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agree-ments; invest in foreign securities; and buy or sell foreign cur-rencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Portfolios are indirectly subject to some or all of these risks to varying degrees because they invest all of their assets in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see "In-vestment Objectives and Policies" in the Statement of Additional Information and the Underlying Fund Prospectuses, which are incor-porated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.

            Performance Information

            From time to time the Trust may make available certain information about the performance of the Class A, Class B and Class C shares of some or all of the Portfolios. Information about a Portfolio's performance is based on that Portfolio's record to a recent date and is not intended to indicate future performance. Performance information is computed separately for each Portfolio's Class A, Class B and Class C shares in accordance with the formulas de-scribed below. Because Class B and Class C shares bear the expense of the distribution fee attending the deferred sales

16 PIMCO Funds Asset Allocation Series
            charge (Class B) and asset based sales charge (Class C) alterna-tives and certain other expenses, it is expected that, under nor-mal circumstances, the level of performance of a Portfolio's Class B and Class C shares will be lower than that of the Portfolio's Class A shares, although an investment in Class B or Class C shares is not reduced by the front-end sales charge generally ap-plicable to an investment in Class A shares.
               The total return of Class A, Class B and/or Class C shares of all Portfolios may be included in advertisements or other written material. When a Portfolio's total return is advertised with re-spect to its Class A, Class B and/or Class C shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Portfolio has been offered for a period shorter than one, five or ten years, that period will be substi-tuted) since the establishment of the Portfolio, as more fully de-scribed in the Statement of Additional Information. Total return for each class is measured by comparing the value of an investment in the Portfolio at the beginning of the relevant period (in the case of Class A shares, giving effect to the maximum initial sales charge) to the redemption value of the investment in the Portfolio at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value and giving effect to the deduction of the maximum CDSC which would be payable). Total return may be advertised using alternative methods that reflect all elements of return.
               Quotations of yield for a Portfolio or class will be based on the investment income per share (as defined by the Securities and Exchange Commission) during a particular 30-day (or one-month) pe-riod (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

               The Portfolios may also provide current distribution informa-
            tion to their shareholders in shareholder reports or other share-holder communications, or in certain types of sales literature provided to prospective investors. Current distribution informa-tion for a particular class of a Portfolio will be based on dis-tributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. Current distribution rates differ from standardized yield rates in that they represent what a class of a Portfolio has declared and paid to shareholders as of the end of a specified period rather than the Portfolio's actual net investment income for that period.
               The Adviser may also report to shareholders or to the public in advertisements concerning its performance as adviser to clients other than the Portfolios, and on its comparative performance or standing in relation to other money managers. Such comparative in-formation may be compiled or provided by independent ratings serv-ices or by news organizations. Any performance information, whether related to the Portfolios, the Adviser or an advisory af-filiate of the Adviser, should be considered in light of the Port-folios' investment objectives and policies, characteristics and quality of the Portfolios' investments, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved by the Portfolios in the future.
               Investment results of the Portfolios will fluctuate over time, and any representation of the Portfolios' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period.

            How to Buy Shares

            Class A, Class B and Class C shares of each Portfolio are continu-ously offered through the Trust's principal underwriter, PIMCO Funds Distributors LLC (the "Distributor"), and through other firms which have dealer agreements with the Distributor ("partici-pating brokers") or which have agreed to act as introducing bro-kers for the Distributor ("introducing brokers").
               There are two ways to purchase Class A, Class B or Class C shares: either 1) through your dealer or broker which has a dealer agreement with the Distributor; or 2) directly by mailing a PIMCO Funds account application (an "account application") with payment, as described below under the heading Direct Investment, to the Distributor (if no dealer is named in the account application, the Distributor may act as dealer).

                                             November 1, 1998 Prospectus 17

               Each Portfolio currently offers and sells three classes of shares in this Prospectus (Class A, Class B and Class C). Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales charge which, at the election of the purchaser, may be imposed ei-ther (i) at the time of the purchase in the case of Class A shares (the "initial sales charge alternative"), (ii) on a contingent de-ferred basis in the case of Class B shares (the "deferred sales charge alternative"), or (iii) by the deduction of an ongoing as-set based sales charge in the case of Class C shares (the "asset based sales charge alternative"). In certain circumstances, Class A and Class C shares are also subject to a CDSC. See "Alternative Purchase Arrangements." Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.
               All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (the "Exchange"), on a regular business day, are processed at that day's offering price. However, orders received by the Distributor from dealers or brokers after the of-fering price is determined that day will receive such offering price if the orders were received by the dealer or broker from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m., Eastern time) or, in the case of certain retirement plans, received by the Distributor prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole dis-cretion, may accept or reject any order for purchase of Portfolio shares. The sale of shares will be suspended during any period in which the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Com-mission, when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Portfolios to dis-pose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securi-ties and Exchange Commission for the protection of investors.
               Except for purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, investments pursuant to the Uniform Gifts to Minors Act, and tax-qualified and wrap programs referred to below under "Tax-Qualified Retirement Plans" and "Sales at Net Asset Value," the minimum initial investment in Class A, Class B or Class C shares of any Portfolio or other se-ries of the Trust or any series of PIMCO Funds: Pacific Investment Management Series is $2,500, and the minimum additional investment is $100 per Portfolio. For information about dealer commissions, see "Alternative Purchase Arrangements" below. Persons selling Portfolio shares may receive different compensation for selling Class A, Class B or Class C shares. Normally, Portfolio shares purchased through participating brokers are held in the investor's account with that broker. No share certificates will be issued un-less specifically requested in writing by an investor or broker-dealer.


DIRECT
INVESTMENT  Investors who wish to invest in Class A, Class B or Class C shares of the Portfolios directly, rather than through a participating broker, may do so by opening an account with the Distributor. To open an account, an investor should complete the account applica-tion. All shareholders who open direct accounts with the Distribu-tor will receive from the Distributor individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Trust shares, including the total number of Trust shares owned as of the confirmation date, except that purchases which result from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See "Distributions" below. Information regarding direct investment or any other features or plans offered by the Trust may be ob-tained by calling the Distributor at 1-800-426-0107 or by calling your broker.


PURCHASE BY
MAIL Investors who wish to invest directly may send a check payable to PIMCO Funds Distributors LLC, along with a completed application form to:

               PIMCO Funds Distributors LLC
               P.O. Box 5866
               Denver, CO 80217-5866

18 PIMCO Funds Asset Allocation Series

               Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be con-verted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.


SUBSEQUENT  Subsequent purchases of Class A, Class B or Class C shares can be
PURCHASES   made as indicated above by mailing a check with a letter describ-
OF          ing the investment or with the additional investment portion of a
SHARES      confirmation statement. Except for subsequent purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, tax-qualified programs and PIMCO Funds Fund Link referred to below, and except during periods when an Automatic Withdrawal Plan is in effect, the minimum subsequent purchase is $100 in any Port-folio. All payments should be made payable to PIMCO Funds Distrib-utors LLC and should clearly indicate the shareholder's account number. Checks should be mailed to the address above under "Pur-chase by Mail."


TAX-
QUALIFIED   The Distributor makes available retirement plan services and docu-
RETIREMENT  ments for Individual Retirement Accounts (IRAs), including Roth
PLANS       IRAs, for which First National Bank of Boston (see "Change in
            Transfer Agent" below) serves as trustee and for IRA Accounts es-tablished with Form 5305-SIMPLE under the Internal Revenue Code of 1986, as amended (the "Code"). These accounts include Simplified
            Employee Pension Plan (SEP) and Salary Reduction Simplified Em-ployee Pension Plan (SAR/SEP) IRA accounts and prototype docu-ments. In addition, prototype documents are available for estab-lishing 403(b)(7) custodial accounts with First National Bank of Boston as custodian. This type of plan is available to employees of certain non-profit organizations.

               The Distributor also makes available prototype documents for establishing Money Purchase and/or Profit Sharing plans and 401(k) Retirement Savings Plans. These prototype plans require certain minimum per participant account sizes and certain minimum aggre-gate investments in the Trust, but are not subject to the small account fees described below that will apply to other plans. In-vestors should call the Distributor at 1-800-426-0107 for further information about these plans and should consult with their own tax advisers before establishing any retirement plan. Investors who maintain their accounts with participating brokers should con-sult their broker about similar types of accounts that may be of-fered through the broker. The minimum initial investment for all tax-qualified plans (except for employer-sponsored plans, SIMPLE IRAs, SEPs and SAR/SEPs) is $1,000 per Portfolio and the minimum subsequent investment is $100. The minimum initial investment for employer-sponsored plans, SIMPLE IRAs, SEPs and SAR/SEPs and the minimum subsequent investment per Portfolio for all such plans is $50.


PIMCO FUNDS The PIMCO Funds Auto-Invest plan provides for periodic investments AUTO-INVEST into the shareholder's account with the Trust by means of auto-
            matic transfers of a designated amount from the shareholder's bank account. The minimum investment for eligibility in the PIMCO Funds Auto-Invest plan is $1,000 per Portfolio. Investments may be made monthly or quarterly, and may be in any amount subject to a mini-mum of $50 per month for each Portfolio in which shares are pur-chased through the plan. Further information regarding the PIMCO Funds Auto-Invest plan is available from the Distributor or par-ticipating brokers. You may enroll by completing the appropriate section on the account application, or you may obtain an Auto-In-vest application by calling the Distributor or your broker.


PIMCO FUNDS
AUTO-EXCHANGE
            The PIMCO Funds Auto-Exchange plan establishes regular, periodic exchanges from one Portfolio to another Portfolio or other series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers Class A, Class B or Class C shares. The plan provides for regular investments into a shareholder's account in a specific Portfolio by means of automatic exchanges of a designated amount from an account for another Portfolio or other series of the same class of shares and with identical account registration.

               Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $1,000 to open a new Portfolio ac-count and of $50 for any existing Portfolio account for which shares are purchased through the

                                             November 1, 1998 Prospectus 19
            plan. Further information regarding the PIMCO Funds Auto-Exchange plan is available from the Distributor at 1-800-426-0107 or par-ticipating brokers. You may enroll by completing an application which may be obtained from the Distributor or by telephone request at 1-800-426-0107. For more information on exchanges, see "Ex-change Privilege."


PIMCO FUNDS
FUND LINK   PIMCO Funds Fund Link ("Fund Link") connects your Portfolio ac-
            count with a bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described un-der "How to Redeem." Purchase transactions are effected by elec-tronic funds transfers from the shareholder's account at a U.S.
            bank or other financial institution that is an Automated Clearing
            House ("ACH") member. Investors may use Fund Link to make subse-quent purchases of shares in amounts from $50 to $10,000. To ini-tiate such purchases, call 1-800-426-0107. All such calls will be recorded. Fund Link is normally established within 45 days of re-ceipt of a Fund Link application by Shareholder Services, Inc.
            (the "Transfer Agent"). The minimum investment by Fund Link is $50 per Portfolio. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trad-ing on the Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.

               Fund Link privileges must be requested on the account applica-
            tion. To establish Fund Link on an existing account, complete a Fund Link application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See "Signature Guarantee" below. Such privileges apply to each shareholder of record for the account un-less and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link ap-plication signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Trust may rely on any telephone instructions believed to be genu-ine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Trust re-serves the right to amend, suspend or discontinue Fund Link privi-leges at any time without prior notice. Fund Link does not apply to shares held in broker "street name" accounts.


SIGNATURE   When a signature guarantee is called for, the shareholder should
GUARANTEE   have "Signature Guaranteed" stamped under his signature and guar-
            anteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associa-tions, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution").
            The Distributor reserves the right to reject any signature guaran-tee pursuant to its written signature guarantee standards or pro-cedures, which may be revised in the future to permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Trust may change the signature guarantee require-ments from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus.


ACCOUNT     Changes in registration or account privileges may be made in writ-
REGISTRATIONing to the Transfer Agent. Signature guarantees may be required.
CHANGES     See "Signature Guarantee" above. All correspondence must include the account number and must be sent to:

               PIMCO Funds Distributors LLC
               P.O. Box 5866
               Denver, CO 80217-5866


SMALL
ACCOUNT     Because of the disproportionately high costs of servicing accounts
FEE         with low balances, a fee at an annual rate of $16, paid to PIMCO
            Advisors, the Portfolios' administrator, will automatically be de-ducted from direct accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of each calendar quarter. The fee will be deducted in quarterly installments from

20 PIMCO Funds Asset Allocation Series
            accounts with balances below $2,500 except for Uniform Gift to Mi-nors, IRA, Roth IRA and Auto-Invest accounts, for which the limit is $1,000. Effective April 1, 1999, except for prototype plans de-scribed above, the fee will apply to employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs and SAR/SEPs. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) No fee will be charged on any ac-count of a shareholder if the aggregate value of all of the share-holder's accounts is at least $50,000. No small account fee will be charged to employee and employee-related accounts of PIMCO Ad-visors and/or its affiliates.


MINIMUM     Due to the relatively high cost to the Portfolios of maintaining
ACCOUNT     small accounts, you are asked to maintain an account balance of at
SIZE        least the amount necessary to open the type of account involved.
            If your balance is below such minimum for three months or longer, the Portfolios' administrator shall have the right (except in the case of employer-sponsored retirement accounts) to close your ac-count after giving you 60 days in which to increase your balance.
            Your account will not be liquidated if the reduction in size is due solely to market decline in the value of your Portfolio shares or if the aggregate value of all your accounts in PIMCO Funds ex-ceeds $50,000.

CHANGE IN   The Trust expects to change its transfer agent for its Class A, B and C shares to First Data Investor Services Group, Inc. Share-
            holders will continue to receive all of the services described in
TRANSFER    this Prospectus and should continue to follow the various proce-
AGENT       dures set forth in this Prospectus, with the exception of the ad-
            dress changes described below.

               There will be no changes in the toll-free 1-800 telephone num-
            bers set forth in this Prospectus. However, mailing addresses will change as follows:

          Old Address               New Address
          -----------               -----------
          Shareholder Services,
           Inc.                     First Data Investor Services Group, Inc.
          P.O. Box 5866             P.O. Box 9688
          Denver, CO 80217          Providence, RI 02940-0926
          PIMCO Funds Distributors
           LLC                      PIMCO Funds Distributors LLC
          P.O. Box 5866             P.O. Box 9688
          Denver, CO 80217-5866     Providence, RI 02940-0926

               Also, at the time of the change of Transfer Agent, the
            custodian/trustee for the PIMCO Funds prototype retirement plans, 403(b) custodial accounts, IRAs, Roth IRAs, SIMPLE IRAs, SEPs and SAR/SEPs will be changed from First National Bank of Boston to Boston Safe Deposit & Trust Company.

            Alternative Purchase Arrangements

            The Trust offers investors three classes of shares in this Pro-spectus (Class A, Class B and Class C) which bear sales charges in different forms and amounts and which bear different levels of ex-penses. The alternative purchase arrangements offered in this Pro-spectus are designed to enable a retail investor to choose the method of purchasing Portfolio shares that is most beneficial to the investor based on all factors to be considered, which include: the amount and intended length of the investment; the particular Portfolio; and whether the investor intends to exchange shares for shares of other PIMCO Funds. Generally, when making an investment decision, investors should consider the anticipated life of an in-tended investment in the Portfolios, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares to Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

            CLASS A The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge appli-cable to such shares. Similar reductions are not

                                             November 1, 1998 Prospectus 21
            available on the contingent deferred sales charge alternative (Class B) or the asset based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. How-ever, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested ini-tially, although remaining subject to higher distribution and ser-vicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period which will subject such shares to a CDSC as described below. See "Initial Sales Charge Alterna-tive--Class A Shares--Class A Deferred Sales Charge" below.

            CLASS B Class B shares might be preferred by investors who intend to invest in the Portfolios for longer periods and who do not in-tend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an initial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after the shares have been held for seven years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares which are lower than the distribution and servicing fees charged on either Class B or Class C shares. See "Deferred Sales Charge Alternative--Class B Shares" below. Class B shares are not available for purchase by employer sponsored retirement plans.

            CLASS C Class C shares might be preferred by investors who intend to purchase shares which are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for one year and are subject to only a 1% CDSC during the first year. However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to main-tain their investment in the Portfolios for long periods. See "As-set Based Sales Charge Alternative--Class C Shares" below.
               In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally "Initial Sales Charge Alternative--Class A Shares" and "Waiver of Contingent Deferred Sales Charges" below.
               The maximum single purchase of Class B shares of the Portfolios and other series of the Trust and PIMCO Funds: Pacific Investment Management Series accepted is $249,999. The maximum single pur-chase of Class C shares of the Portfolios and other series of the Trust and PIMCO Funds: Pacific Investment Management Series ac-cepted is $999,999. The Portfolios may refuse any order to pur-chase shares.
               For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B and Class C shares, see "Distributor and Distri-bution and Servicing Plans" below.

            WAIVER OF CONTINGENT DEFERRED SALES CHARGES The CDSC applicable to Class A and Class C shares is currently waived for (i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or disability;* (ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan; (iii) any
            ------

            * This subsection (i) shall read as follows until December 31,
              1998: "(i) any partial or complete redemption in connection with any of the following distributions from a retirement plan, including a 403(b)(7) custodial account or an IRA (with the exception of a Roth IRA), that qualify for exemption from the additional tax on early distributions under Section 72(t) of the
              Code: (a) upon attaining age 59 1/2, (b) on account of death or disability, (c) as part of a series of substantially equal periodic payments, (d) in the case of an IRA (with the exception of a Roth IRA), attributable to qualified higher education expenses or to qualified first-time home-buyer expenses or (e) in the case of a retirement plan other than an IRA, upon separation from service after attaining age 55;"

22 PIMCO Funds Asset Allocation Series
            complete redemption in connection with a distribution from a qual-ified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA (with the exception of a Roth IRA); (iv) any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, pro-vided the redemption is requested within one year of the death or initial determination of disability; (v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA (with the exception of a Roth IRA); (vi) up to 10% per year of the value of an account which (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan; (vii) redemptions by Trustees, officers and employees of the Trust, and by directors, officers and employees of the Distributor and the Adviser; (viii) redemptions effected pursuant to a Portfolio's right to involun-tarily redeem a shareholder's account if the aggregate net asset value of shares held in such shareholder's account is less than a minimum account size specified in such Portfolio's prospectus;
            (ix) involuntary redemptions caused by operation of law; (x) re-demption of shares of any Portfolio that is combined with another Portfolio or other series of the Trust or another investment com-pany, or a personal holding company by virtue of a merger, acqui-sition or other similar reorganization transaction; (xi) redemp-tions by a shareholder who is a participant making periodic pur-chases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases; (xii) redemptions effected by trustees or other fiduciaries who have purchased shares for employer sponsored plans, the trustee, admin-istrator, fiduciary, broker, trust company or registered invest-ment adviser for which has an agreement with the Distributor with respect to such purchases; or (xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Code for which the Trust is the designated financial institution.

               The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases:
            (a) in connection with required minimum distributions to IRA ac-count owners or to plan participants or beneficiaries who are age 70 1/2 or older; (b) following death or disability (as defined in the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is re-quested within one year of the death or initial determination of disability; and (c) up to 10% per year of the value of an account which (i) has a value of at least $100,000 at the start of such year and (ii) is subject to an Automatic Withdrawal Plan. See "How to Redeem--Automatic Withdrawal Plan."
               The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certifica-tion by plan administrators, applicable tax forms, death certifi-cates, physicians' certificates, etc.

                                             November 1, 1998 Prospectus 23

INITIAL
SALES
CHARGE
ALTERNATIVE
--
CLASS A SHARES
            Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge, as set forth below. As indicated below under "Class A Deferred Sales Charge," certain investors that purchase $1,000,000 or more of any Portfolio's Class A shares (and thus pay no initial sales charge) may be sub-ject to a 1% CDSC if they redeem such shares during the first 18 months after their purchase.


              90/10 PORTFOLIO AND 60/40 PORTFOLIO

                                                               DISCOUNT OR
                                SALES CHARGE AS SALES CHARGE   COMMISSION TO
           AMOUNT OF            % OF NET        AS % OF PUBLIC DEALERS AS % OF
           PURCHASE             AMOUNT INVESTED OFFERING PRICE PUBLIC OFFERING PRICE
              ----------------------------------------------------------------------
           $0 - $49,999         5.82%           5.50%          4.75%
              ----------------------------------------------------------------------
           $50,000 - $99,999    4.71%           4.50%          4.00%
              ----------------------------------------------------------------------
           $100,000 - $249,999  3.63%           3.50%          3.00%
              ----------------------------------------------------------------------
           $250,000 - $499,999  2.56%           2.50%          2.00%
              ----------------------------------------------------------------------
           $500,000 - $999,999  2.04%           2.00%          1.75%
              ----------------------------------------------------------------------
           $1,000,000+          0.00%(/1/)      0.00%(/1/)     0.75%(/2/)

              30/70 PORTFOLIO

                                                               DISCOUNT OR
                                SALES CHARGE AS SALES CHARGE   COMMISSION TO
           AMOUNT OF            % OF NET        AS % OF PUBLIC DEALERS AS % OF
           PURCHASE             AMOUNT INVESTED OFFERING PRICE PUBLIC OFFERING PRICE
              ----------------------------------------------------------------------
           $0 - $49,999         4.71%           4.50%          4.00%
              ----------------------------------------------------------------------
           $50,000 - $99,999    4.17%           4.00%          3.50%
              ----------------------------------------------------------------------
           $100,000 - $249,999  3.63%           3.50%          3.00%
              ----------------------------------------------------------------------
           $250,000 - $499,999  2.56%           2.50%          2.00%
              ----------------------------------------------------------------------
           $500,000 - $999,999  2.04%           2.00%          1.75%
              ----------------------------------------------------------------------
           $1,000,000+          0.00%(/1/)      0.00%(/1/)     0.50%(/2/)

            1. As shown, investors that purchase more than $1,000,000 of any Portfolio's Class A shares will not pay any initial sales charge on such purchase. However, purchasers of $1,000,000 or more of Class A shares (other than those purchasers described below under "Sales at Net Asset Value" where no commission is paid) will be subject to a CDSC of 1% if such shares are redeemed during the first 18 months after such shares are purchased unless such pur-chaser is eligible for a waiver of the CDSC as described under "Waiver of Contingent Deferred Sales Charges" above. See "Class A Deferred Sales Charge" below.

            2. The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares (or who sell Class A shares at net asset value to certain employer-sponsored plans as outlined in "Sales at Net Asset Value" below) of the 90/10 Portfo-lio and the 60/40 Portfolio according to the following schedule:
            0.75% of the first $2,000,000, 0.50% of amounts from $2,000,001 to
            $5,000,000, and 0.25% of amounts over $5,000,000; and of the 30/70
            Portfolio according to the following schedule: 0.50% of the first $2,000,000, and 0.25% of amounts over $2,000,000.

               Each Portfolio receives the entire net asset value of its Class
            A shares purchased by investors. The Distributor receives the sales charge shown above less any applicable discount or commis-sion "reallowed" to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Portfolio during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Portfolios purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor. From time to time, the Distribu-tor, its parent and/or its affiliates may make additional payments to one or more participating brokers based upon factors such as the level of sales or the length of time clients' assets have re-mained in the Trust.
               Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

24 PIMCO Funds Asset Allocation Series

               Under the circumstances described below, investors may be enti-
            tled to pay reduced sales charges for Class A shares.

            COMBINED PURCHASE PRIVILEGE Investors may qualify for a reduced sales charge by combining purchases of the Class A shares of one or more Portfolios or other series of the Trust or PIMCO Funds:
            Pacific Investment Management Series which offer Class A shares (together, "eligible PIMCO Funds") into a "single purchase," if the resulting purchase totals at least $50,000. The term "single purchase" refers to:
                (i) a single purchase by an individual, or concurrent pur-
                    chases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing Class A shares of the eligible PIMCO Funds for his, her or their own account;
                (ii) a single purchase by a trustee or other fiduciary pur-
                     chasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved; or
                (iii) a single purchase for the employee benefit plans of a single employer.

               For further information, call the Distributor at 1-800-426-0107 or your broker.

            CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION) A purchase of additional Class A shares of any eligible PIMCO Fund may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:
                (i) the investor's current purchase;
                (ii) the value (at the close of business on the day of the current purchase) of all Class A shares of any eligible PIMCO Fund held by the investor computed at the maximum offering price; and
                (iii) the value of all shares described in paragraph (ii)
                      owned by another shareholder eligible to be combined with the investor's purchase into a "single purchase" as defined above under "Combined Purchase Privilege."
               For example, if you owned Class A shares of the 90/10 Portfolio worth $25,000 at the current maximum offering price and wished to purchase Class A shares of the 60/40 Portfolio worth an additional $30,000, the sales charge for the $30,000 purchase would be at the 4.50% rate applicable to a single $55,000 purchase of shares of the 90/10 Portfolio, rather than the 5.50% rate.

            LETTER OF INTENT An investor may also obtain a reduced sales charge by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any eligible PIMCO Fund(s). Each pur-chase of shares under a Letter of Intent will be made at the pub-lic offering price or prices applicable at the time of such pur-chase to a single transaction of the dollar amount indicated in the Letter. At the investor's option, a Letter of Intent may in-clude purchases of Class A shares of any eligible PIMCO Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be in-cluded and the sales charge on any purchases prior to the Letter will not be adjusted.
               Investors qualifying for the Combined Purchase Privilege de-
            scribed above may purchase shares of the eligible PIMCO Funds un-der a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Portfolio, you and your spouse each purchase Class A shares of the 90/10 Portfolio worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Portfolios to qualify for the 3.50% sales charge on the total amount being invested (the sales charge applicable to an invest-ment of $100,000 in any of the Portfolios).
               A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Let-ter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount in-dicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash

                                            November 1, 1998 Prospectus 25
            or reinvested in additional eligible PIMCO Fund shares, are not subject to escrow. When the full amount indicated has been pur-chased, the escrow will be released. If you wish to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Portfolio, you should complete the appropriate portion of the account application. If you are a current Class A shareholder desiring to do so you may obtain a form of Letter of Intent by contacting the Distributor at 1-800-426-0107 or any bro-ker participating in this program.

            REINSTATEMENT PRIVILEGE A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any por-tion of the redemption proceeds in Class A shares of any eligible PIMCO Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See "How Net Asset Value is Determined." A reinstatement pursuant to this priv-ilege will not cancel the redemption transaction and, consequent-ly, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Portfolio within 30 days. The reinstatement privilege may be utilized by a share-holder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connec-tion with transactions whose sole purpose is to transfer a share-holder's interest in a Portfolio to his Individual Retirement Ac-count or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the investor's broker.

            SALES AT NET ASSET VALUE Each Portfolio may sell its Class A shares at net asset value without a sales charge to (a) current or retired officers, trustees, directors or employees of the Trust, the Adviser or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale, (b) current or retired trustees of PIMCO Funds: Pacific Investment Management Series, (c) current registered representatives and other full-time employees of participating brokers or such persons' spouses or for trust or custodial accounts for their minor children, (d) trustees or other fiduciaries purchasing shares for certain plans sponsored by em-ployers, professional organizations or associations or charitable organizations, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases (in-cluding provisions related to minimum levels of investment in the Trust), and to participants in such plans and their spouses pur-chasing for their account(s) or IRAs (with the exception of Roth
            IRAs), (e) participants investing through accounts known as "wrap accounts" established with brokers or dealers approved by the Dis-tributor where such brokers or dealers are paid a single, inclu-sive fee for brokerage and investment management services, (f) client accounts of broker-dealers or registered investment advis-ers affiliated with such broker-dealers with which the Distributor has an agreement for the use of PIMCO Funds: Multi-Manager Series in particular investment products or programs, and (g) accounts for which a trust company affiliated with the Trust or the Adviser serves as trustee or custodian. As described above, the Distribu-tor will not pay any initial commission to dealers upon the sale of Class A shares to the purchasers described in this paragraph except for sales to purchasers described under (d) in this para-graph.

            NOTIFICATION OF DISTRIBUTOR An investor or participating broker must notify the Distributor whenever a quantity discount or re-duced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of pur-chase to verify that each purchase qualifies for the privilege or discount. Upon such notification, the investor will receive the lowest applicable sales charge. The quantity discounts described above may be modified or terminated at any time.

            CLASS A DEFERRED SALES CHARGE For all Portfolios, investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC (the "Class A CDSC") if such shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply to in-vestors purchasing $1,000,000 or more of any Portfolio's Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under "Sales at Net Asset Value" above.

26 PIMCO Funds Asset Allocation Series

               For purchases subject to the Class A CDSC, a 1% CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is de-rived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that Class A shares acquired through the reinvestment of dividends and distributions are re-deemed first, and thereafter that Class A shares that have been held by an investor for the longest period of time are redeemed first.

               The Class A CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class A CDSC, call the Distributor at 1-800-426-0107.

            PARTICIPATING BROKERS Investment dealers and other financial in-termediaries provide varying arrangements for their clients to purchase and redeem Portfolio shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients' return. Firms also may hold Portfolio shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may ob-tain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with re-spect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their cli-ents' accounts for servicing including, without limitation, trans-fers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and dis-bursement of cash dividends. This Prospectus should be read in connection with such firms' material regarding their fees and services.


DEFERRED    Class B shares are sold at their current net asset value without
SALES       any initial sales charge. The full amount of an investor's pur-
CHARGE      chase payment will be invested in shares of the Portfolio(s) se-
ALTERNATIVE lected. A CDSC will be imposed on Class B shares if an investor
-- CLASS B  redeems an amount which causes the current value of the investor's
SHARES      account for a Portfolio to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is im-posed if the shares redeemed have been acquired through the rein-vestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the ac-count above the amount of purchase payments subject to the CDSC.
               Whether a CDSC is imposed and the amount of the CDSC will de-
            pend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are sub-ject to the CDSC according to the following schedule:


           YEAR SINCE PURCHASE   PERCENTAGE CONTINGENT
           PAYMENT WAS MADE      DEFERRED SALES CHARGE
              ----------------------------------------
           First                   5
              ----------------------------------------
           Second                  4
              ----------------------------------------
           Third                   3
              ----------------------------------------
           Fourth                  3
              ----------------------------------------
           Fifth                   2
              ----------------------------------------
           Sixth                   1
              ----------------------------------------
           Seventh                 0*

            *After the seventh year, Class B shares convert into Class A shares as described below.

                                                  November 1, 1998 Prospectus 27

               In determining whether a CDSC is payable, it is assumed that the purchase payment from which a redemption is made is the earli-est purchase payment from which a redemption or exchange has not already been fully effected.
               The following example will illustrate the operation of the
            Class B CDSC:
               Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Portfolio and that six months later the value of the investor's account for that Portfo-lio has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Portfolio ($11,000 minus $10,000) without incur-ring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the in-vestor's account for the Portfolio was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.
               In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder's account with the particular Portfo-lio are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.
               Class B shares are subject to higher distribution fees than
            Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares of each Portfolio automatically convert into Class A shares after they have been held for seven years.
               For sales of Class B shares made and services rendered to Class
            B shareholders, the Distributor intends to make payments to par-ticipating brokers, at the time a shareholder purchases Class B shares, of 4.00% of the purchase amount for each of the Portfo-lios. During such periods as may from time to time be designated by the Distributor, the Distributor will pay selected participat-ing brokers an additional amount of up to .50% of the purchase price on sales of Class B shares of all or selected Portfolios purchased to each participating broker which obtains purchase or-ders in amounts exceeding thresholds established from time to time by the Distributor.

               The Class B CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class B CDSC, call the Distributor at 1-800-426-0107.


ASSET BASED Class C shares are sold at their current net asset value without
SALES       any initial sales charge. A CDSC is imposed on Class C shares if
CHARGE      an investor redeems an amount which causes the current value of
ALTERNATIVE the investor's account for a Portfolio to fall below the total
-- CLASS C  dollar amount of purchase payments subject to the CDSC, except
SHARES      that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distribu-tions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. All of an investor's purchase payments are invested in shares of the Portfolio(s) selected.
               Whether a CDSC is imposed and the amount of the CDSC will de-
            pend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are sub-ject to the CDSC according to the following schedule:


           YEAR SINCE PURCHASE   PERCENTAGE CONTINGENT
           PAYMENT WAS MADE      DEFERRED SALES CHARGE
              ----------------------------------------
           First                   1
              ----------------------------------------
           Thereafter              0


               In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the ear-liest purchase payment (from which a redemption or exchange has not already been effected).

28 PIMCO Funds Asset Allocation Series

               The following example will illustrate the operation of the
            Class C CDSC:

               Assume that an individual opens an account and makes a purchase payment of $10,000 for Class C shares of a Portfolio and that six months later the value of the investor's account for that Portfo-lio has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Portfolio ($11,000 minus $10,000) without incur-ring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the in-vestor's account for the Portfolio was reduced below the amount of the purchase payment). At the rate of 1%, the Class C CDSC would be $20.

               In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class C shares in the shareholder's account with the particular Portfo-lio are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. Unlike Class B shares, Class C shares do not automatically convert to any other class of shares of the Portfolios.
               Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the share-holder purchases Class C shares, of 1.00% (representing .75% dis-tribution fees and .25% servicing fees) of the purchase amount for all Portfolios. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain em-ployer sponsored savings plans which are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. Dur-ing such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to .50% of the purchase price on sales of Class C shares of all or selected Portfolios purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds estab-lished from time to time by the Distributor.

               The Class C CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class C CDSC, contact the Distributor at 1-800-426-0107.

            Exchange Privilege

            A shareholder may exchange Class A, Class B and Class C shares of any Portfolio for the same Class of shares of any other Portfolio or other series of the Trust in an account with identical regis-tration on the basis of their respective net asset values. Class A, Class B and Class C shares of each Portfolio may also be ex-changed for shares of the same class of a series of PIMCO Funds:
            Pacific Investment Management Series. There are currently no ex-change fees or charges. Exchanges of shares outstanding on Septem-ber 30, 1998 may be made in any amount through December 31, 1998 into any other Portfolio. All other exchanges, including exchanges from a Portfolio into another series of the Trust or of PIMCO
            Funds: Pacific Investment Management Series, are subject to the $2,500 minimum initial purchase requirement for each Portfolio, except with respect to tax-qualified programs and exchanges ef-fected through the PIMCO Funds Auto-Exchange plan. An exchange will constitute a taxable sale for federal income tax purposes.

               Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to PIMCO Funds Distributors LLC, P.O. Box 5866, Denver, CO 80217-5866 or, unless the investor has specifically declined telephone exchange privi-leges on the account application or elected in writing not to uti-lize telephone exchanges, by a telephone request to the Transfer Agent at 1-800-426-0107. The Trust will employ reasonable proce-dures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to act-ing on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone in-structions. Exchange forms are available from the Distributor at 1-800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in regis-tration information or account privileges may be made in writing to the Transfer Agent, Shareholder Services, Inc.,

                                            November 1, 1998 Prospectus 29

            P.O. Box 5866, Denver, Colorado 80217-5866, or by use of forms which are available from the Distributor. A signa ture guarantee is required. See "How to Buy Shares--Signature Guarantee." Telephone exchanges may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on any day the Exchange is open (generally weekdays other than normal holidays). The Trust re-serves the right to refuse exchange purchases if, in the judgment of the Adviser, the purchase would adversely affect the Portfolio and its shareholders. In particular, a pattern of exchanges char-acteristic of "market-timing" strategies may be deemed by the Ad-viser to be detrimental to the Trust or a particular Portfolio.

               Currently, the Trust limits the number of "round trip" ex-
            changes an investor may make. An investor makes a "round trip" ex-change when the investor purchases shares of a particular Portfo-lio, subsequently exchanges those shares for shares of a different Portfolio or other PIMCO Fund and then exchanges back into the originally purchased Portfolio. The Trust has the right to refuse any exchange for any investor who completes (by making the ex-change back into the shares of the originally purchased Portfolio) more than six round trip exchanges in any twelve-month period. Al-though the Trust has no current intention of terminating or modi-fying the exchange privilege other than as set forth in the pre-ceding sentence, it reserves the right to do so at any time. Ex-cept as otherwise permitted by Securities and Exchange Commission regulations, the Trust will give 60 days' advance notice to share-holders of any termination or material modification of the ex-change privilege. For further information about exchange privi-leges, contact your participating broker or call the Transfer Agent at 1-800-426-0107.
               With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Portfolio, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Portfo-lio from which the exchange was made. Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.
               Investors may also select the PIMCO Funds Auto-Exchange plan which establishes automatic periodic exchanges. For further infor-mation on automatic exchanges, see "How to Buy Shares--PIMCO Funds Auto-Exchange" above.

            How to Redeem

            Class A, Class B or Class C shares may be redeemed through a par-ticipating broker, by telephone, by submitting a written redemp-tion request directly to the Transfer Agent (for non-broker ac-counts), or through an Automatic Withdrawal Plan or PIMCO Funds Fund Link.

               A CDSC may apply to a redemption of Class A, Class B or Class C shares. See "Alternative Purchase Arrangements" above. Shares are redeemed at their net asset value next determined after a proper redemption request has been received, less any applicable CDSC. There is no charge by the Distributor (other than an applicable
            CDSC) with respect to a redemption; however, a participating bro-ker who processes a redemption for an investor may charge custom-ary commissions for its services. Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a regular business day and received by the Distributor prior to the close of the Distributor's business day will be con-firmed at the net asset value effective as of the closing of the Exchange on that day, less any applicable CDSC.


DIRECT
REDEMPTION  A shareholder's original account application permits the share-
            holder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemp-tions) and to elect one or more of the additional redemption pro-cedures described below. A shareholder may change the instructions indicated on his original account application, or may request ad-ditional redemption options, only by transmitting a written direc-tion to the

30 PIMCO Funds Asset Allocation Series

            Transfer Agent. Requests to institute or change any of the addi-
            tional redemption procedures will require a signature guarantee.
               Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or
            Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption pro-ceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.


WRITTEN     To redeem shares in writing (whether or not represented by certif-
REQUESTS    icates), a shareholder must send the following items to the Trans-
            fer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Col-orado 80217-5866:
                (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Trans-fer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;
                (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share cer-tificate or accompanying stock power, if required, as de-scribed under "How to Buy Shares--Signature Guarantee";
                (3) any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and
                (4) any additional documents which may be required by the
                    Transfer Agent for redemption by corporations, partner-ships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of rec-ord.
               Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record for the account, to be sent to the address of record for that account.
            To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer
            Agent in writing or call 1-800-426-0107 before submitting a re-quest. Redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. This redemption option does not apply to shares held in broker "street name" accounts.
               If the proceeds of the redemption (i) exceed $50,000, (ii) are to be paid to a person other than the record owner, (iii) are to be sent to an address other than the address of the account on the Transfer Agent's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemp-tion request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the adminis-trator for which has an agreement with the Distributor.


TELEPHONE
REDEMPTIONS The Trust accepts telephone requests for redemption of uncertificated shares for amounts up to $50,000 within any seven calendar day period, except for investors who have specifically declined telephone redemption privileges on the account applica-tion or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature guaran-tee. See "How to Buy Shares--Signature Guarantee." Telephone re-demptions will not be accepted during the 30-day period following any change in an account's record address. This redemption option does not apply to shares held in broker "street name" accounts.

               By completing an account application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be li-able for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his ac-count if the Trust reasonably believes the instructions to be gen-uine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying him-self as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service. The Trust will employ reasonable procedures to confirm

                                            November 1, 1998 Prospectus 31
            that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent in-structions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirma-tions of such transactions and will record telephone instructions.

               A shareholder making a telephone redemption should call the
            Transfer Agent at 1-800-426-0107 and state (i) the name of the shareholder as it appears on the Transfer Agent's records, (ii) his account number with the Trust, (iii) the amount to be with-drawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the re-demption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange that day. If the redemption request is received after the close of the Ex-change, the redemption is effected on the following Trust business day at that day's net asset value and the proceeds are usually sent to the investor on the second following Trust business day. The Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it diffi-cult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under "Writ-ten Requests" above. Telephone communications may be recorded by the Distributor or the Transfer Agent.


FUND LINK
REDEMPTIONS If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link ap-plication by the Transfer Agent. To use Fund Link for redemptions, call the Transfer Agent at 1-800-426-0107. Subject to the limita-tions set forth above under "Telephone Redemptions," the Distribu-tor, the Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be re-sponsible to any shareholder for any loss, damage or expense aris-ing out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form.
               Changes in bank account information must be made by completing a new Fund Link application, signed by all owners of record of the account, with all signatures guaranteed. See "How to Buy Shares-- Signature Guarantee." See "How to Buy Shares--PIMCO Funds Fund Link" for information on establishing the Fund Link privilege. The Trust may terminate the Fund Link program at any time without no-tice to shareholders. This redemption option does not apply to shares held in broker "street name" accounts.


PIMCO FUNDS PIMCO Funds Automated Telephone System ("ATS") is an automated
AUTOMATED   telephone system that enables shareholders to perform a number of
TELEPHONE   account transactions automatically using a touch-tone telephone.
SYSTEM      ATS may be used on already- established Portfolio accounts after you obtain a Personal Identification Number (PIN) by calling the special ATS number: 1-800-223-2413.
            PURCHASING SHARES. You may purchase shares in amounts up to $100,000 by telephone by calling 1-800-223-2413. You must have es-tablished ATS privileges to link your bank account with the Port-folio to pay for these purchases.
            EXCHANGING SHARES. With the PIMCO Funds Exchange Privilege, you can exchange shares automatically by telephone from your Fund Link
            Account to another PIMCO Funds account you have already estab-lished by calling 1-800-223-2413. Please refer to "Exchange Privi-lege" for details.
            REDEMPTIONS. You may redeem shares by telephone automatically by calling 1-800-223-2413 and the Portfolio will send the proceeds directly to your Portfolio bank account. Please refer to "How to Redeem" for details.


32 PIMCO Funds Asset Allocation Series

EXPEDITED
WIRE        If a shareholder has given authorization for expedited wire re-
TRANSFER    demption, shares can be redeemed and the proceeds sent by federal
REDEMPTIONS wire transfer to a single previously designated bank account. Re-
            quests received by the Trust prior to the close of the Exchange will result in shares being redeemed that day at the next deter-mined net asset value (less any CDSC) and normally the proceeds being sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system.
            Delivery of the proceeds of a wire redemption request may be de-layed by the Trust for up to 7 days if the Distributor deems it appropriate under then current market conditions. Once authoriza-tion is on file, the Trust will honor requests by any person iden-tifying himself as the owner of an account or the owner's broker by telephone at 1-800-426-0107 or by written instructions. The
            Trust cannot be responsible for the efficiency of the Federal Re-serve wire system or the shareholder's bank. The Trust does not currently charge for wire transfers. The shareholder is responsi-ble for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $2,500. The Trust reserves the right to change this minimum or to terminate the wire redemption privi-lege. Shares purchased by check may not be redeemed by wire trans-fer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be autho-rized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form.
            To change the name of the single bank account designated to re-ceive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to PIMCO Funds Distributors
            LLC, P.O. Box 5866, Denver, CO 80217-5866. See "How to Buy
            Shares--Signature Guarantee." This redemption option does not ap-ply to shares held in broker "street name" accounts.


CERTIFICATEDTo redeem shares for which certificates have been issued, the cer-
SHARES tificates must be mailed to or deposited with the Trust, duly en-dorsed or accompanied by a duly endorsed stock power or by a writ-ten request for redemption. Signatures must be guaranteed as de-scribed under "How to Buy Shares--Signature Guarantee." Further documentation may be requested from institutions or fiduciary ac-counts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians ("institutional account owners"). The redemption request and stock power must be signed exactly as the account is regis-tered, including indication of any special capacity of the regis-tered owner.




AUTOMATIC   An investor who owns or buys shares of a Portfolio having a net
WITHDRAWAL  asset value of $10,000 or more may open an Automatic Withdrawal
PLAN        Plan and have a designated sum of money (not less than $100 per
            Portfolio) paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropri-ate section of the account application or you may obtain an Auto-matic Withdrawal Plan application from the Distributor or your broker. If an Automatic Withdrawal Plan is set up after the ac-count is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature guarantee is required. See "How to Buy
            Shares--Signature Guarantee." Class A, Class B and Class C shares of any Portfolio are deposited in a plan account and all distribu-tions are reinvested in additional shares of the particular class of the Portfolio at net asset value. Shares in a plan account are then redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See
            "Alternative Purchase Arrangements--Waiver of Contingent Deferred
            Sales Charges."
               Redemptions for the purpose of withdrawals are ordinarily made on the business day preceding the day of payment at that day's closing net asset value and checks are mailed on the day of pay-ment selected by the shareholder. The Transfer Agent may acceler-ate the redemption and check mailing date by one day to avoid weekend delays. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fidu-ciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal
            Plan may result in a gain or loss for tax purposes. Continued withdrawals

                                              November 1, 1998 Prospectus 33
            in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The main-tenance of an Automatic Withdrawal Plan concurrently with pur-chases of additional shares of the Portfolio would be disadvanta-geous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for a Portfolio while an Automatic Withdrawal Plan is in effect for that Portfolio is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Portfolio (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trust or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.
               Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own finan-
            cial advisors whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

REDEMPTIONS The Trust agrees to redeem shares of each Portfolio solely in cash
IN KIND up to the lesser of $250,000 or 1% of the Portfolio's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust re-serves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. When shares are redeemed in kind, the redeeming shareholder may incur transaction costs upon the disposition of the securities received in the distribution.

            Distributor and Distribution and Servicing Plans

            PIMCO Funds Distributors LLC (the "Distributor"), a wholly owned subsidiary of the Adviser, is the principal underwriter of the Trust's shares and in that connection makes distribution and ser-vicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries in connection with the sale of Class B and Class C shares and servicing payments to participating brokers, certain banks and other financial inter-mediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Dis-tributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, partici-pating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year's distribu-tion and servicing fee is generally paid at the time of sale.
               Pursuant to a Distribution Agreement with the Trust, with re-
            spect to each Portfolio's Class A, Class B and Class C shares, the Distributor bears various other promotional and sales related ex-penses, including the cost of printing and mailing prospectuses to persons other than current shareholders. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            CLASS A SERVICING FEES As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rate of .25% (calcu-lated as a percentage of each Portfolio's average daily net assets attributable to Class A shares).

            CLASS B AND CLASS C DISTRIBUTION AND SERVICING FEES As compensa-tion for services rendered and expenses borne by the Distributor in connection with the distribution of Class B and Class C shares of the Trust, and in connection with personal services rendered to Class B and Class C shareholders of the Trust and the maintenance of Class B and Class C shareholder accounts, the Trust pays the Distributor servicing and distribution fees up to the annual rates set

34 PIMCO Funds Asset Allocation Series
            forth below (calculated as a percentage of each Portfolio's aver-age daily net assets attributable to Class B and Class C shares, respectively):


                           SERVICING DISTRIBUTION
                           FEE       FEE
              -----------------------------------
           All Portfolios  .25%      .75%


               The Class A servicing fees and Class B and Class C distribution and servicing fees paid to the Distributor are made under Distri-bution and Servicing Plans adopted pursuant to Rule 12b-l under the Investment Company Act of 1940, as amended (the "1940 Act"), and are of the type known as "compensation" plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Distribution and Servicing Plans, the fees are payable to compensate the Distributor for services ren-
            dered even if the amount paid exceeds the Distributor's expenses.
               The distribution fee applicable to Class B and Class C shares may be spent by the Distributor on any activities or expenses pri-
            marily intended to result in the sale of Class B or Class C shares, respectively, including compensation to, and expenses (in-cluding overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or in-troducing brokers who engage in distribution of Class B or Class C shares, printing of prospectuses and reports for other than exist-ing Class B or Class C shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, Class B and Class C shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder ac-counts, including compensation to, and expenses (including tele-phone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries who aid in the processing of purchase or redemption requests or the processing of dividend pay-ments, who provide information periodically to shareholders show-ing their positions in a Portfolio's shares, who forward communi-cations from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders' needs, who re-spond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribu-tion and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.
               Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B or Class C shares of any Portfolio may indirectly support sales and servicing efforts relating to other shares of the same class of the Portfolios or other series of the Trust. In reporting its ex-penses to the Trustees, the Distributor itemizes expenses that re-late to the distribution and/or servicing of a single Portfolio's shares, and allocates other expenses among the Portfolios and other series of the Trust based on their relative net assets. Ex-penses allocated to each Portfolio are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following per-centages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:


              ALL PORTFOLIOS

                          SERVICING DISTRIBUTION
                          FEE       FEE
              ----------------------------------
           Class A        .25%      N/A
              ----------------------------------
           Class B (/1/)  .25%      None
              ----------------------------------
           Class C (/2/)  .25%      .65%

            1. Payable only with respect to shares outstanding for one year or more.
            2. Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.


                                            November 1, 1998 Prospectus 35

               The Distributor may from time to time pay additional cash bo-
            nuses or other incentives to selected participating brokers in connection with the sale or servicing of Class A, Class B and Class C shares of the Portfolios. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified min-imum dollar amount of the shares of a Portfolio and/or all of the Portfolios or other series of the Trust together, or a particular class of shares, during a specific period of time. The Distributor currently expects that such additional bonuses or incentives will not exceed .50% of the amount of any sale. In its capacity as ad-ministrator for the Portfolios, PIMCO Advisors may pay participat-ing brokers and other intermediaries for sub-transfer agency and other services.
               If in any year the Distributor's expenses incurred in connec-
            tion with the distribution of Class B and Class C shares and, for Class A, Class B and Class C shares, in connection with the ser-vicing of shareholders and the maintenance of shareholder ac-counts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Dis-tribution and Servicing Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor's expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Distribution and Servicing Plan terminates.

               From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B and Class C shares of the Portfolios, and in connection with the servicing of Class A, Class B and Class C shareholders of the Portfolios and the maintenance of Class A, Class B and Class C shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor.

            How Net Asset Value Is Determined

            The net asset values of Class A, Class B and Class C shares of each Portfolio of the Trust will be determined once on each day on which the Exchange is open (a "Business Day"), as of the close of regular trading (normally 4:00 p.m., Eastern time) on the Ex-change. Net asset value will not be determined on days on which the Exchange is closed.

               The market values of the shares of the Underlying Funds held by the Portfolios are determined once each Business Day in the same manner as the net asset values of the Portfolios' shares are de-termined as described below.
               Each Portfolio's liabilities are allocated among its classes.
            The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Portfolio's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Class B and Class C shares of the Portfolios that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a re-sult of the daily expense accruals of the distribution fee appli-cable to the Class B and Class C shares. Generally, for Portfolios that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual dif-ferential between a particular Portfolio's classes.

            Distributions

            Shares begin earning dividends on the day after the date that funds are received by the Trust for the purchase of Class A, Class B and Class C shares. Net investment income from interest and div-idends, if any, will be declared and paid to shareholders of rec-ord at least monthly by the 30/70 Portfolio, at least quarterly by the 60/40 Portfolio and at least annually by the 90/10 Portfolio. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently.
               All dividends and/or distributions will be paid in the form of additional shares of the class of shares of the Portfolio to which the dividends and/or distributions relate or, at the election of the shareholder, of another series of the Trust or PIMCO Funds:
            Pacific Investment Management Series as described below, at net asset value, unless the shareholder elects to receive cash (either paid to shareholders directly or credited to their account with their participat-

36 PIMCO Funds Asset Allocation Series
            ing broker). If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distributions will automati-cally be invested in PIMCO Money Market Fund until such share-holder is located. Dividends paid by each Portfolio with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are ex-pected to be lower than dividends on Class A shares as a result of the distribution fee applicable to Class B and Class C shares. There are no sales charges on reinvested dividends.

               Class A, Class B and Class C shareholders of the Portfolios may elect to invest dividends and/or distributions paid by any Portfo-lio in shares of the same class of any other series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers such class of shares at net asset value. The shareholder must have an account existing in the PIMCO series selected for investment with the identical registered name and address and must elect this option on the account application, on a form provided for that purpose or by a telephone request to the Transfer Agent at 1-800-426-0107. For further information on this option, contact your broker or call the Distributor at 1-800-426-0107.

            Taxes

            Each Portfolio intends to qualify as a regulated investment com-pany annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Portfolio generally will not pay federal in-come tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Portfolio intends to distribute each year substantially all of its net income and gains.

               Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Portfolio, regardless of whether received in cash or reinvested in additional shares. Dis-tributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain dividends and dividends that represent a return of capital to shareholders, as ordinary income. In particular, distributions de-rived from short-term gains will be treated as ordinary income. Dividends designated by a Portfolio as capital gain dividends de-rived from the Portfolio's net capital gains (that is, the excess of its net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gain (generally subject to a 20% tax rate) except as provided by an ap-plicable tax exemption. Any distributions that are not from a Portfolio's net investment income or net capital gain may be char-acterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, No-vember or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. Each Portfolio will advise share-holders annually of the amount and nature of the dividends paid to them.

               Taxable shareholders should note that the timing of their in-
            vestment or redemptions could have undesirable tax consequences. Dividends and distributions on a Portfolio's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Portfolio's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distribu-tions are likely to occur in respect of shares purchased at a time when the Portfolio's net asset value reflects gains that are ei-ther unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Portfolio's net asset value also reflects unrealized losses.

               A Portfolio's use of a fund-of-funds structure could affect the amount, timing and character of distributions to shareholders. See "Taxation" in the Statement of Additional Information.

               The preceding discussion relates only to federal income tax;
            the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of foreign, state and local income tax laws to Trust dividends and capital gain distributions. For additional information relating to the tax aspects of investing in a Portfolio, see the Statement of Additional Information.

                                              November 1, 1998 Prospectus 37

            Management of the Portfolios

            The business affairs of the Trust are managed under the direction of the Board of Trustees. Information about the Trustees and the Trust's executive officers may be found in the Statement of Addi-tional Information under the heading "Management of the Trust."


INVESTMENT
ADVISER PIMCO ADVISORS serves as investment adviser to the Portfolios pur-suant to an investment advisory agreement with the Trust. PIMCO Advisors is a Delaware limited partnership organized in 1987. PIMCO Advisors provides investment management and advisory serv-ices to private accounts of institutional and individual clients and to mutual funds. Total assets under management by PIMCO Advi-sors and its subsidiary partnerships as of September 30, 1998 were approximately $225.9 billion. The general partners of PIMCO Advi-sors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an in-direct wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Manag-ing Directors of Pacific Investment Management. PIMCO Partners, G.P. is the sole general partner of PAH. PIMCO Advisors is gov-erned by a Management Board, which exercises substantially all of the governance powers of the general partner and serves as the functional equivalent of a board of directors. PIMCO Advisors' ad-dress is 800 Newport Center Drive, Newport Beach, California 92660. PIMCO Advisors is registered as an investment adviser with the Securities and Exchange Commission. PIMCO Advisors currently has seven subsidiary investment adviser partnerships, the follow-ing six of which manage one or more of the Underlying Funds:
            Blairlogie, Cadence, Columbus Circle, NFJ, Pacific Investment Man-agement and Parametric. On or before March 31, 1999, it is antici-pated that PIMCO Advisers will sell substantially all of its own-ership interest in Blairlogie. See "Portfolio Managers for the Un-derlying Funds--Blairlogie" below.
               PIMCO Advisors' Asset Allocation Committee is responsible for determining how the Portfolios' assets are allocated and reallo-cated from time to time among the Underlying Funds. Individuals who determine general investment advice and constitute the Asset Allocation Committee for PIMCO Advisors are William D. Cvengros, Timothy R. Clark, Robert S. Venable, David Young and Edward P. Rennie.

               William D. Cvengros is the Chief Executive Officer, President
            and a Member of the Management Board of PIMCO Advisors and a Trustee of the Trust. He was formerly President of the Trust and a Director and the Vice Chairman and Chief Investment Officer of Pa-cific Life Insurance Company. He received a B.A. in Economics from the University of Notre Dame and an M.B.A. from Northwestern Uni-versity and he is a Chartered Financial Analyst. Timothy R. Clark is a Vice President of PIMCO Advisors and a Senior Vice President of the Distributor. He previously served as President of Katonah Capital Management, Inc. Prior to that, he was with Zweig Advisors Inc. and its affiliates serving in various capacities, including portfolio manager for various open- and closed-end funds. He re-ceived a B.A. in Economics from Harvard University and an M.B.A. from New York University. Robert S. Venable is a Vice President of PIMCO Advisors. He previously served as a Vice President and port-folio manager at Pacific Investment Management. Mr. Venable has a B.S. from the University of California, Berkeley and an M.B.A. from the Wharton School of Business and he is a Chartered Finan-cial Analyst. David Young is a Vice President in Account Manage-ment at Pacific Investment Management. Previously, he was a Vice President--Client Relations and Marketing of a former division of PIMCO Advisors, a Director--Client Relations with Pacific Finan-cial Asset Management Company and a Vice President and portfolio manager with Analytic Investment Management, Inc. He received a B.A. in Economics and Political Science and an M.B.A. from the University of California, Irvine and he is a Chartered Financial Analyst. Edward P. Rennie is a Senior Vice President and Regional Manager of Pacific Investment Management in Singapore. Previously, he was a Vice President and Director of New Product Services at Pacific Investment Management or its predecessor. He received a B.S. in Engineering from Drexel University and he is a Chartered Financial Analyst.
               Under the investment advisory agreement, PIMCO Advisors, sub-
            ject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Portfolios and for managing, either directly or

38 PIMCO Funds Asset Allocation Series
            through others selected by the Adviser, the investment of the Portfolios. PIMCO Advisors also furnishes to the Board of Trustees periodic reports on the investment performance of each Portfolio.


PORTFOLIO
MANAGERS    Pursuant to portfolio management agreements, PIMCO Advisors em-
FOR THE     ploys Portfolio Managers to manage the portfolios of all of the
UNDERLYING  Underlying Stock Funds with the exception of PIMCO StocksPLUS
FUNDS       Fund, for which Pacific Investment Management serves as investment adviser and Portfolio Manager. Pacific Investment Management also serves as investment adviser and Portfolio Manager of each Under-lying Bond Fund. The Portfolio Managers have full investment dis-cretion and make all determinations with respect to the investment of the assets of the Underlying Funds they manage. If a Portfolio
            Manager ceases to manage the portfolio of an Underlying Stock Fund for which PIMCO Advisors serves as adviser, PIMCO Advisors will either assume full responsibility for the management of that Fund, or retain a new portfolio manager subject to the approval of the Trustees and the shareholders of the Fund.

            PACIFIC INVESTMENT MANAGEMENT manages each Underlying Bond Fund and PIMCO StocksPLUS Fund, each of which is a series of PIMCO
            Funds: Pacific Investment Management Series. Pacific Investment Management is an investment management firm organized as a general partnership. Pacific Investment Management has two partners: PIMCO Advisors as the supervisory partner, and PIMCO Management, Inc. as the managing partner. Pacific Investment Management Company, the predecessor investment adviser to Pacific Investment Management, commenced operations in 1971. Pacific Investment Management had approximately $148.1 billion of assets under management as of Sep-tember 30, 1998. Pacific Investment Management's address is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. Pacific Investment Management is registered as an investment ad-viser with the Securities and Exchange Commission and as a commod-ity trading adviser with the CFTC.
               Pacific Investment Management specializes in all sectors of the fixed income market using its total return philosophy--seeking both yield and capital appreciation. Pacific Investment Manage-ment's total return philosophy revolves around the principle of diversification and that no single risk should dominate returns. By diversifying strategies, or relying on multiple sources of val-ue, Pacific Investment Management attempts to generate a solid track record with a high degree of consistency. Pacific Investment Management seeks to add value through the use of "top down" strat-egies such as its exposure to interest rates, or duration, chang-ing volatility, yield curve positioning and sector rotation. "Bot-tom up" strategies are also employed involving analysis and selec-tion of specific securities.

            COLUMBUS CIRCLE manages PIMCO Renaissance, Core Equity, Mid-Cap Equity, International Growth, and Innovation Funds (the "Columbus Circle Funds"). Columbus Circle is an investment management firm organized as a general partnership. Columbus Circle has two part-ners: PIMCO Advisors as the supervisory partner, and Columbus Cir-cle Investors Management Inc. as the managing partner. Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"), the predecessor investment adviser to Columbus Circle, commenced operations in 1975. Accounts managed by Columbus Circle had com-bined assets as of September 30, 1998 of approximately $7.8 bil-lion. Columbus Circle's address is Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle is registered as an investment adviser with the Securities and Ex-change Commission.
               At the center of Columbus Circle's equity investment strategy is its theory of Positive Momentum & Positive Surprise. This the-ory asserts that a good company doing better than generally ex-pected will experience a rise in its stock price, and conversely, a company falling short of expectations will experience a drop in its stock price. Based on this theory, Columbus Circle attempts to manage the Columbus Circle Funds with a view to investing in grow-ing companies that are surprising the market with business results that are better than anticipated.

            CADENCE manages PIMCO Capital Appreciation, Mid-Cap Growth, Small-Cap Growth, and Micro-Cap Growth Funds (the "Cadence Funds"). Ca-dence is an investment management firm organized as a general partnership. Cadence has two partners: PIMCO Advisors as the su-pervisory partner, and Cadence Capital Management Inc. as the man-aging partner. Cadence Capital Management Corporation, the prede-cessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of Sep-tember 30, 1998 of


                                            November 1, 1998 Prospectus 39
            approximately $6.1 billion. Cadence's address is Exchange Place, 53 State Street, Boston, Massachusetts 02109. Cadence is regis-tered as an investment adviser with the Securities and Exchange Commission.
               Cadence utilizes an equity investment strategy that focuses on both growth (evaluating securities on the basis of their potential earnings growth) and value (evaluating securities based on their price) characteristics, and attempts to identify reasonably priced securities that offer rapid prospective earnings growth potential. Cadence utilizes a quantitative screening process in selecting stocks. Distinct computerized models are used to screen and rank each issue in a selected universe according to growth and price considerations. Cadence believes that the models identify the stocks in the universe exhibiting growth characteristics with rea-sonable valuations. Stocks are then selected for a portfolio using qualitative research, and are replaced when they score worse-than-median screen ranks, have negative earnings surprises or show poor relative performance. The universes are rescreened frequently to obtain a favorable composition of growth and value characteristics for the Cadence Funds.

            NFJ manages PIMCO Equity Income, Value, Value 25, and Small-Cap Value Funds (the "NFJ Funds"). NFJ is an investment management firm organized as a general partnership. NFJ has two partners:
            PIMCO Advisors as the supervisory partner, and NFJ Management Inc. as the managing partner. NFJ Investment Group, Inc., the predeces-sor investment adviser to NFJ, commenced operations in 1989. Ac-counts managed by NFJ had combined assets as of September 30, 1998 of approximately $2.2 billion. NFJ's address is 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ is registered as an invest-ment adviser with the Securities and Exchange Commission.
               In managing the NFJ Funds, NFJ uses a value-based philosophy and investment process. NFJ adheres to the traditional value phi-losophy that stocks priced lower than the true value of the issu-ing company will increase in value, but differs from many value managers by also considering industry diversification and the ben-efits it affords a portfolio. NFJ classifies stock universes by industry and according to market capitalization. Stocks are se-lected from a universe using screening processes that focus on low P/E ratios and/or high yields within each industry, subject to quality and price momentum screens. Although quarterly rebalancing is a general rule, NFJ will replace stocks when an alternate stock within the same industry has a significantly better characteris-tics than the current NFJ Fund holdings.

            BLAIRLOGIE manages PIMCO International Fund. Blairlogie is an in-vestment management firm, organized as a limited partnership under the laws of the United Kingdom, with two general partners and one limited partner. Currently, the general partners are PIMCO Advi-sors, which serves as the supervisory partner, and Blairlogie Holdings Limited, a wholly owned subsidiary of PIMCO Advisors, which serves as the managing partner. Blairlogie Capital Manage-ment Ltd., the predecessor investment adviser to Blairlogie, com-menced operations in 1992. Accounts managed by Blairlogie had com-bined assets as of September 30, 1998 of approximately $700 mil-lion. Blairlogie's address is 4th Floor, 125 Princes Street, Edin-burgh EH2 4AD, Scotland. Blairlogie is registered as an investment adviser with the Securities and Exchange Commission in the United States and with the Investment Management Regulatory Organisation in the United Kingdom.

               Blairlogie has more than 50 years of experience in the highly specialized field of international investing. Its investment phi-losophy combines traditional Scottish standards of prudent invest-ment management with modern quantitative analytical tools. In man-aging PIMCO International Fund, Blairlogie employs sophisticated analytical tools to attain specific information on each country considered for investment and conducts personal visits to numerous geographical regions, using the information to determine country allocations. It then selects what it believes to be the best stocks within each country according to growth, quality and value characteristics. Through continued monitoring, sell decisions are influenced by changes in country weightings or changes in a par-ticular security's attractiveness.

               It is anticipated that PIMCO Advisors will sell substantially all of its ownership interest in Blairlogie to Alleghany Asset Management, Inc. on or before March 31, 1999 (the "Blairlogie Transaction"). The Blairlogie Transaction is subject to a number of conditions. PIMCO Advisors has determined to terminate its portfolio management agreement with Blairlogie with respect to the International Fund, effective on or about the date of the Blairlogie Transaction. Under the Trust's investment advisory
            agreement, PIMCO Advisors would then assume full responsibil     -

40 PIMCO Funds Asset Allocation Series
            ity for managing the International Fund's portfolio. This Prospec-tus will be supplemented or revised if these events do not occur substantially in accordance with the schedule outlined above.

            PARAMETRIC manages PIMCO Enhanced Equity, Tax-Efficient Equity, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds (the "Parametric Funds"). Parametric is an invest-ment management firm organized as a general partnership. Paramet-ric has two partners: PIMCO Advisors as the supervisory partner, and Parametric Management Inc. as the managing partner. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Accounts managed by Par-ametric had combined assets as of September 30, 1998 of approxi-mately $2.8 billion. Parametric's address is 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090. Parametric is registered as an investment adviser with the SEC and as a commod-ity trading adviser with the CFTC.
               Parametric has developed a structured, long-term investment process that combines quantitatively-driven fundamental analysis and economic methods. Parametric attempts to build risk-controlled portfolios of equity securities that are both reasonably priced and poised to benefit from investor sentiment by combining its un-derstanding of the financial markets and investment behavior with extensive quantitative research and modeling. This investment phi-losophy is applied for each Parametric Fund, including those with an emerging markets or tax-efficient focus.


FUND
ADMINISTRATOR
            PIMCO Advisors also serves as administrator (the "Administrator") for the Portfolios' Class A, Class B and Class C shares pursuant to an administration agreement with the Trust. The Administrator provides or procures administrative services for Class A, Class B and Class C shareholders of the Portfolios, which include clerical help and accounting, bookkeeping, internal audit services and cer-tain other services required by the Portfolios, and preparation of reports to the Portfolios' shareholders and regulatory filings. The Administrator has retained Pacific Investment Management to provide such services as sub-administrator. The Administrator and/or the sub-administrator may also retain other affiliates to provide certain of these services. In addition, the Administrator, at its own expense, arranges for the provision of legal, audit, custody, transfer agency (including sub-transfer agency and other administrative services) and other services necessary for the or-dinary operation of the Portfolios, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.
               The Portfolios (and not the Administrator) are responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not offi-cers, directors, stockholders, or employees of PIMCO Advisors, Pa-cific Investment Management, or their subsidiaries or affiliates;
            (ii) taxes and governmental fees; (iii) brokerage fees and commis-sions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and ex-penses of the Trustees who are not "interested persons" of the Ad-viser, any Portfolio Manager, or the Trust, and any counsel re-tained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally ac-cepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include distribu-tion and/or service fees payable with respect to Class A, Class B and Class C shares, and may include certain other expenses as per-mitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, subject to review and approval by the Trustees. The Portfolios also indirectly pay their proportionate share of the expenses of the Underlying Funds (including advisory and administrative fees) in which they invest. See "Underlying Fund Expenses" below.

                                            November 1, 1998 Prospectus 41

ADVISORY    The Portfolios do not pay any fees to PIMCO Advisors under the
FEES        Trust's investment advisory agreement in return for the advisory and asset allocation services provided by PIMCO Advisors. The
            Portfolios do, however, indirectly pay a proportionate share of the advisory fees paid to PIMCO Advisors and Pacific Investment
            Management by the Underlying Funds in which the Portfolios invest.
            See "Underlying Fund Expenses" below.


ADMINISTRATIVE
FEES

            The Portfolios feature fixed administrative fees. For providing or procuring administrative services to the Portfolios as described above, the Administrator receives monthly fees from each Portfolio at the annual rate of 0.40% based on the average daily net assets attributable in the aggregate to the Portfolio's Class A, Class B and Class C shares up to and including $2.5 billion, and .35% based on such net assets in excess of $2.5 billion. The Portfolios also indirectly pay a proportionate share of the administrative fees charged by PIMCO Advisors and Pacific Investment Management to the Underlying Funds in which the Portfolios invest. See "Un-derlying Fund Expenses" below. The administration and sub-administration agreements for the Portfolios may be terminated by the Trustees, or by PIMCO Advisors or Pacific Investment Manage-ment (as the case may be) on 60 days' written notice. Following their initial terms, the agreements will continue from year-to-year if approved by the Trustees.


UNDERLYING  The expenses associated with investing in a "fund of funds," such
FUND        as the Portfolios, are generally higher than those for mutual
EXPENSES    funds that do not invest primarily in other mutual funds. This is because shareholders in a "fund of funds" indirectly pay a portion of the fees and expenses charged at the underlying fund level.

               The Trust has structured the Portfolios to reduce expenses in-
            curred at the Underlying Fund level as follows: (a) the Portfolios do not pay any fees for asset allocation or advisory services un-der the Trust's investment advisory agreement; and (b) the Portfo-lios invest in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

               The table on the following page sets forth annual advisory fee and total operating expense information for Institutional Class shares of the Underlying Funds. Shareholders of each Portfolio in-directly bear a proportionate share of these expenses depending upon how the Portfolio's assets are allocated from time to time among the Underlying Funds. See "Schedule of Fees."


42 PIMCO Funds Asset Allocation Series

                                      ANNUAL UNDERLYING FUND EXPENSES
                                      (Based on the average daily net assets
                                      attributable to a Fund's Institutional
                                      Class shares):
                                      ADVISORY ADMINI-       TOTAL FUND
           UNDERLYING FUND            FEES     STRATIVE FEES OPERATING EXPENSES
              -----------------------------------------------------------------
           PIMCO Equity Income        0.45%    0.25%         0.70%
              -----------------------------------------------------------------
           PIMCO Renaissance          0.60     0.25          0.85
              -----------------------------------------------------------------
           PIMCO Core Equity          0.57     0.25          0.82
              -----------------------------------------------------------------
           PIMCO Mid-Cap Equity       0.63     0.25          0.88
              -----------------------------------------------------------------
           PIMCO Value                0.45     0.25          0.70
              -----------------------------------------------------------------
           PIMCO Value 25             0.50     0.25          0.75
              -----------------------------------------------------------------
           PIMCO Capital
            Appreciation              0.45     0.25          0.70
              -----------------------------------------------------------------
           PIMCO Mid-Cap Growth       0.45     0.25          0.70
              -----------------------------------------------------------------
           PIMCO Enhanced Equity      0.45     0.25          0.70
              -----------------------------------------------------------------
           PIMCO Tax-Efficient
            Equity                    0.45     0.25          0.70
              -----------------------------------------------------------------
           PIMCO Small-Cap Value      0.60     0.25          0.85
              -----------------------------------------------------------------
           PIMCO Small-Cap Growth     1.00     0.25          1.25
              -----------------------------------------------------------------
           PIMCO Micro-Cap Growth     1.25     0.25          1.50
              -----------------------------------------------------------------
           PIMCO International        0.55     0.50          1.05
              -----------------------------------------------------------------
           PIMCO International
            Growth                    0.85     0.50          1.35
              -----------------------------------------------------------------
           PIMCO Structured Emerging
            Markets                   0.45     0.50          0.95
              -----------------------------------------------------------------
           PIMCO Tax-Efficient
            Structured Emerging
            Markets                   0.45     0.50          0.95
              -----------------------------------------------------------------
           PIMCO Innovation           0.65     0.25          0.90
              -----------------------------------------------------------------
           PIMCO StocksPLUS           0.40     0.25          0.65
              -----------------------------------------------------------------
           PIMCO Money Market         0.15     0.20          0.35
              -----------------------------------------------------------------
           PIMCO Short-Term           0.25     0.20          0.45
              -----------------------------------------------------------------
           PIMCO Low Duration         0.25     0.18          0.43
              -----------------------------------------------------------------
           PIMCO Moderate Duration    0.25     0.20          0.45
              -----------------------------------------------------------------
           PIMCO Real Return Bond     0.25     0.25          0.50
              -----------------------------------------------------------------
           PIMCO Total Return         0.25     0.18          0.43
              -----------------------------------------------------------------
           PIMCO Total Return II      0.25     0.25          0.50
              -----------------------------------------------------------------
           PIMCO High Yield           0.25     0.25          0.50
              -----------------------------------------------------------------
           PIMCO Long-Term U.S.
            Government                0.25     0.25          0.50
              -----------------------------------------------------------------
           PIMCO Global Bond          0.25     0.30          0.55
              -----------------------------------------------------------------
           PIMCO Foreign Bond         0.25     0.25          0.50
              -----------------------------------------------------------------
           PIMCO Emerging Markets
            Bond                      0.45     0.40          0.85

            Description of the Trust


CAPITALIZATION
            The Trust was organized as a Massachusetts business trust on Au-gust 24, 1990, and currently consists of twenty-eight portfolios that are operational, three of which are described in this Pro-spectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfo-lios in the future. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.

               Under Massachusetts law, shareholders could, under certain cir-
            cumstances, be held liable for the obligations of the Trust. How-ever, the Trust's Second Amended and Restated Agreement and Decla-ration of Trust (the "Declaration of Trust") disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such


                                            November 1, 1998 Prospectus 43
            disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Decla-ration of Trust also provides for indemnification out of a Portfo-lio's property for all loss and expense of any shareholder of that Portfolio held liable on account of being or having been a share-holder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Portfolio of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.


MULTIPLE    Class A, Class B and Class C shares of each Portfolio represent
CLASSES OF  interests in the assets of that Portfolio, and each class has
SHARES      identical dividend, liquidation and other rights and the same terms and conditions, except that expenses related to the distri-bution and shareholder servicing of Class A, Class B and Class C shares are borne solely by such class and each class may, at the Trustees' discretion, also pay a different share of other ex-penses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Portfolio.


VOTING Each class of shares of each Portfolio has identical voting rights, except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter sub-mitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any Distribution and Servicing Plan or agreement applicable only to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be ap-proved by each Portfolio separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all Port-folios, then only shareholders of the Portfolio or Portfolios af-fected shall be entitled to vote on the matter. All classes of shares of a Portfolio will vote together, except with respect to a Distribution and Servicing Plan or agreement applicable to a class of shares or when a class vote is required as specified above or otherwise by the 1940 Act. Shares are freely transferable, are en-titled to dividends as declared by the Trustees and, in liquida-tion of the Trust, are entitled to receive the net assets of their Portfolio, but not of the other Portfolios or other series of the Trust. The Trust does not generally hold annual meetings of share-holders and will do so only when required by law. Shareholders may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Such a meeting will be called at the written request of the holders of 10% of the Trust's outstanding shares.

               Shares entitle their holders to one vote per share (with pro-
            portionate voting for fractional shares). As of October 13, 1998 the following were shareholders of record of at least 25% of the outstanding voting securities of the indicated Portfolios: PIMCO Advisors L.P. (Newport Beach, California), the Trust's investment adviser and administrator, with respect to each of the 90/10, 60/40 and 30/70 Portfolios. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Portfolio (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Portfolio (or the Trust) present at a meeting, if the hold-ers of more than 50% of the outstanding shares are present in per-son or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio (or the Trust).

            Mailings to Shareholders

            To reduce the volume of mail shareholders receive, it is antici-pated that only one copy of most Trust reports, such as the Trust's annual reports, will be mailed to a shareholder's house-hold (same surname, same address). A shareholder may call 1-800-426-0107 if additional shareholder reports are desired.

44 PIMCO Funds Asset Allocation Series

PIMCO FUNDS ASSET ALLOCATION SERIES
Actively managed portfolios of select PIMCO Funds

Investment Adviser and              Shareholder Servicing Agent        For further information
Administrator                       and Transfer Agent                 about PIMCO Funds Asset
PIMCO Advisors L.P.                 Shareholder Services, Inc.         Allocation Series, call
800 Newport Center Drive            P.O. Box 5866                      1-800-426-0107 or visit
Newport Beach, CA 92660             Denver, CO 80217                   our Web site at
                                                                       www.pimcofunds.com.
Distributor                         Independent Accountants
PIMCO Funds Distributors LLC        PricewaterhouseCoopers LLP
2187 Atlantic Street                1055 Broadway
Stamford, CT 06902                  Kansas City, MO 64105

Custodian                           Legal Counsel
Investors Fiduciary Trust           Ropes & Gray
Company                             One International Place
801 Pennsylvania                    Boston, MA 02110
Kansas City, MO 64105


                                                                           PIMCO
                                                                           -----
                                                                           FUNDS
PZ008.11/98

                       PIMCO FUNDS: MULTI-MANAGER SERIES

                      Supplement Dated September   , 1998
                                     to the
             Prospectus for Institutional Class and Administrative
                        Class Shares Dated November 1, 1998

                            Disclosure relating to:

               Three new series of the Trust:
               -----------------------------

                    PIMCO Funds Asset Allocation Series - 90/10 Portfolio; PIMCO Funds Asset Allocation Series - 60/40 Portfolio; and PIMCO Funds Asset Allocation Series - 30/70 Portfolio.

--------------------------------------------------------------------------------

Note: This document supplements the PIMCO Funds: Multi-Manager Series (the
----
"Trust") Prospectus for Institutional Class and Administrative Class Shares, dated November 1, 1998 (the "Institutional Prospectus"), which is included in Part A of this Registration Statement.
--------------------------------------------------------------------------------


1.   Date of the Prospectus.


     The date of the Prospectus is hereby amended to ___, 1998.

2.   New Series.

     The Trust intends to offer Institutional Class and Administrative Class shares of three new series, PIMCO Funds Asset Allocation Series - 90/10 Portfolio (the "90/10 Portfolio"), PIMCO Funds Asset Allocation Series - 60/40 Portfolio (the "60/40 Portfolio"), and PIMCO Funds Asset Allocation Series - 30/70 Portfolio (the "30/70 Portfolio"). The 90/10 Portfolio, the 60/40 Portfolio and the 30/70 Portfolio are sometimes referred to herein collectively as the "Portfolios."

     The Portfolios are professionally-managed series of the Trust designed to take advantage of the benefits of asset allocation. Each Portfolio seeks to achieve its particular investment objective by investing within specified equity and fixed-income ranges among a number of other mutual funds in the PIMCO Funds family ("Underlying Funds" or "Funds").

3.   Statement of Additional Information and other Information.


     A Statement of Additional Information, dated November 1, 1998, as amended or supplemented from time to time, is available free of charge by writing by writing or calling:

                    PIMCO Funds

                    840 Newport Center Drive, Suite 300
                    Newport Beach, CA 92660
                    Telephone: (800) 927-4648
                    (800) 987-4626 (PIMCO Infolink Audio Response Network).

     In addition, a Prospectus of PIMCO Fund: Pacific Investment Management Series, dated __, 1998, as amended or supplemented from time to time (the "PIMS Prospectuses"), relating to Institutional Class shares of certain of the Underlying Funds, is available free of charge as specified above. The Statement of Additional Information and PIMS Prospectus, which contain more detailed information about the Trust, the Portfolios and the Underlying Funds, have each been filed with the Securities and Exchange Commission and are incorporated by reference in this Prospectus. The Securities and Exchange Commission maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the Statement of Additional Information and materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, the PIMS Prospectus, and other information about the Trust, the Portfolios and the Underlying Funds.

4.   PIMCO Funds Asset Allocation Series - Overview

     An overview of the Portfolios is provided under "PIMCO Funds Asset Allocation Series - Overview" in the Prospectus for Class A, Class B and Class C shares of the Portfolios, dated November 1, 1998 (the "Retail Portfolio Prospectus"), which is included in Part A of this Registration Statement and is filed as part of this Amendment. The overview is incorporated herein by reference.

5.   Schedule of Fees (applicable to all Portfolios).

     Expenses are one of several factors to consider when investing in Institutional Class and Administrative Class shares of the Portfolios. The following tables and Examples summarize the expenses of each Portfolio that are borne by its Institutional Class and Administrative Class shareholders based on estimated expenses for the Portfolio's current fiscal year.

     You should bear in mind that shareholders of each Portfolio bear indirectly the expenses of the Underlying Funds in which the Portfolio invests. The Portfolios will invest only in Institutional Class shares of the Underlying Funds and will not pay any sales charges or 12b-1 fees in connection with their investments in the Underlying Funds. The Portfolios will, however, indirectly bear their pro rata share of the fees and expenses (including advisory and administrative fees) incurred by the Underlying Funds that are borne by all Institutional Class shareholders of the Funds. Because the Underlying Funds have varied fee and expense levels and the Portfolios will own different proportions of the Underlying Funds at different times, the actual fees and expenses indirectly incurred by the Portfolios will vary.

Shareholder Transaction Expenses (Institutional Class and Administrative Class):
--------------------------------

Sales Load Imposed on Purchases                         None
Sales Load Imposed on Reinvested Dividends              None
Redemption Fee                                          None
Exchange Fee                                            None

                                                                                                 Example: You would
                                                                                                 pay the following
                                                                                                 expenses on a $1,000
                                                                                                 investment assuming (1)
                                                                                                 5% annual return and (2)
                  Annual Portfolio Operating Expenses                                            redemption or no
                  (As a percentage of average net assets):                                       redemption at the end of
                                                                                                 each time period:

                                                                                    Total
                  PIMCO Funds                 Admini-    Service/  Underlying       Portfolio
                  Asset Allocation  Advisory  strative   12b-1     Fund             Operating        One         Three
                  Series            Fees      Fees       Fees      Expenses/(1)/    Expenses        Year         Years
                ----------------------------------------------------------------------------------------------------------
Institutional
 Class Shares     90/10 Portfolio   None       .25%      None        .79%           1.04%
                ----------------------------------------------------------------------------------------------------------
                  60/40 Portfolio   None       .25       None        .67             .92
                ----------------------------------------------------------------------------------------------------------
                  30/70 Portfolio   None       .25       None        .55             .80
                ----------------------------------------------------------------------------------------------------------
Administrative
 Class Shares     90/10 Portfolio   None       .25        .25        .79            1.29
                ----------------------------------------------------------------------------------------------------------
                  60/40 Portfolio   None       .25        .25        .67            1.17
                ----------------------------------------------------------------------------------------------------------
                  30/70 Portfolio   None       .25        .25        .55            1.05
                ----------------------------------------------------------------------------------------------------------

   1. Based on estimated expenses for the current fiscal year. Underlying Fund Expenses for each Portfolio are estimated based upon the initial allocation of each Portfolio's assets among the Underlying Funds and upon the total annual operating expenses of each Underlying Fund for its most recent fiscal year (or estimated expenses for the current fiscal year for Funds which have recently commenced operations). For a listing of the expenses associated with each Underlying Fund, please see "Management of the Portfolios - Underlying Fund Expenses." The Total Portfolio Operating Expenses and Examples set forth above are based on estimates of the Underlying Fund Expenses each Portfolio will incur. Actual Underlying Fund Expenses for each Portfolio are expected to vary with changes in the allocation of the Portfolio's assets, and may be higher or lower than those shown above.

   The above tables are provided to assist investors in understanding the various expenses which may be borne directly or indirectly in connection with an investment in the Portfolios. The information is based upon each Portfolio's estimated fees and expenses for the current fiscal year. These Examples should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

6.  Investment Objectives and Policies.

    Disclosure regarding the investment objectives and general investment policies of the Portfolios is included under "Investment Objectives and Policies" in the Retail Portfolio Prospectus and is incorporated herein by reference.

7.  Underlying Funds.

    Disclosure regarding the Underlying Funds and their attendant risks is included under "Underlying Funds" in the Retail Portfolio Prospectus and is incorporated herein by reference.

8.  Management of the Portfolios.

    Disclosure relating to PIMCO Advisors L.P., the investment adviser and administrator for each of the Portfolios, and relating to the portfolio managers for each of the Underlying Funds, is included under the sub-headings "Investment Adviser", "Portfolio Managers for the Underlying Funds" and "Fund Administrator" under "Management of the Trust" in the Retail Portfolio Prospectus and is incorporated herein by reference.

    Advisory Fees The Portfolios do not pay any fees to PIMCO Advisors under the Trust's investment advisory agreement in return for the advisory and asset allocation services provided by PIMCO Advisors. The Portfolios do, however, indirectly pay a proportionate share of the advisory fees charged by PIMCO Advisors and Pacific Investment Management Company to the Underlying Funds in which the Portfolios invest.

    Administrative Fees The Portfolios feature fixed administrative fees. For providing or procuring administrative services to the Portfolios as described above, the Administrator receives monthly fees from each Portfolio at the annual rate of 0.25% based on the average daily net assets attributable in the aggregate to the Portfolio's Institutional Class and Administrative Class shares. The Portfolios also indirectly pay a proportionate share of the administrative fees charged by PIMCO Advisors and Pacific Investment Management Company to the Underlying Funds in which the Portfolios invest. The administration and sub-administration agreements for the Portfolios may be terminated by the Trustees, or by PIMCO Advisors or Pacific Investment Management (as the case may be) on 60 days' written notice. Following their initial terms, the agreements will continue from year-to-year if approved by the Trustees.

    Underlying Fund Expenses Disclosure relating to the expenses of the Underlying Funds is provided under "Management of the Portfolios - Underlying Fund Expenses" in the Retail Portfolio Prospectus and is incorporated herein by reference.

9.  Distributions.


    Shares begin earning dividends on the day after the date that funds are received by the Trust for the purchase of Institutional Class and Administrative Class shares. Net investment income from interest and dividends, if any, will be declared and paid to shareholders of record at least monthly by the 30/70 Portfolio, at least quarterly by the 60/40 Portfolio and at least annually by the 90/10 Portfolio. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently.

                                 PIMCO FUNDS:
                             MULTI-MANAGER SERIES

                      STATEMENT OF ADDITIONAL INFORMATION

                               NOVEMBER 1, 1998


    PIMCO Funds:  Multi-Manager Series (the "Trust"), formerly PIMCO Funds:
Equity Advisors Series, PIMCO Advisors Institutional Funds, PFAMCo Funds, and PFAMCo Fund, is an open-end management investment company ("mutual fund") currently consisting of twenty-eight separate diversified investment series.
The following twenty-five series (the "Funds") invest directly in equity and/or
fixed income securities and other instruments:    the Equity Income Fund, the
Value Fund, the Renaissance Fund, the Tax-Efficient Equity Fund, the Enhanced Equity Fund, the Growth Fund, the Value 25 Fund, the Capital Appreciation Fund, the Mid-Cap Growth Fund, the Core Equity Fund, the Mid-Cap Equity Fund, the Target Fund, the Small-Cap Value Fund, the Small-Cap Growth Fund, the Opportunity Fund, the Micro-Cap Growth Fund, the Innovation Fund, the International Fund, the International Developed Fund, the International Growth Fund, the Emerging Markets Fund, the Tax-Efficient Structured Emerging Markets Fund, the Structured Emerging Markets Fund, the Precious Metals Fund and the Balanced Fund. Three additional series, PIMCO Funds Asset Allocation Series - 90/10 Portfolio (the "90/10 Portfolio"), PIMCO Funds Asset Allocation Series - 60/40 Portfolio (the "60/40 Portfolio"), and PIMCO Funds Asset Allocation Series
- 30/70 Portfolio (the "30/70 Portfolio", and together with the 90/10 Portfolio and the 60/40 Portfolio, the "Portfolios"), are so-called "funds of funds" which invest all of their assets in certain of the Funds and other series in the PIMCO Funds family.

       The Tax Exempt Fund, formerly a series of the Trust, was merged with and into the Municipal Bond Fund of PIMCO Funds in a transaction which took place on June 26, 1998 and was liquidated in connection with the transaction.

    The Trust's investment adviser is PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser"), 800 Newport Center Drive, Newport Beach, California 92660.

    This Statement of Additional Information is not a Prospectus, and should be used in conjunction with the Prospectuses for the Trust, as supplemented from time to time. The Trust offers up to six classes of shares of each of the Funds through three Prospectuses. Class A, Class B and Class C shares of certain Funds are offered through the "Class A, B and C Prospectus," dated November 1, 1998, Class D shares of certain Funds are offered through the "Class D Prospectus" dated November 1, 1998, and Institutional and Administrative Class shares of certain Funds are offered through the "Institutional Prospectus," dated November 1, 1998. Class A, Class B and Class C shares of the Portfolios are offered through the "Retail Portfolio Prospectus," dated October 1, 1998. The Class A, B and C Prospectus, the Class D Prospectus, the Institutional Prospectus and the Retail Portfolio Prospectus are collectively referred to herein as the "Prospectuses." A copy of the applicable Prospectus may be obtained free of charge at the address and telephone number(s) listed below.

                                                       Class A, B and C; Class D;
                                                       --------------------------
       Institutional Prospectus:                       and Retail Portfolio Prospectuses:
       ------------------------                        ---------------------------------
       PIMCO Funds                                     PIMCO Funds Distributors LLC
       840 Newport Center Drive                        2187 Atlantic Street
       Suite 300                                       Stamford, Connecticut 06902
       Newport Beach, California 92660                 Telephone: Class A, B and C - 1-800-426-0107
       Telephone: 1-800-927-4648                            Class D - 1-888-87-PIMCO
                  1-800-987-4626 (PIMCO Infolink Audio      Retail Portfolio - 1-800-426-0107
                  Response Network)

                               TABLE OF CONTENTS
                               -----------------

                                                                                      PAGE
                                                                                      ----
INVESTMENT OBJECTIVES AND POLICIES....................................................   3
     U.S. Government Securities.......................................................   3
     Inflation-Indexed Bonds..........................................................   3
     Borrowing4
     Preferred Stock..................................................................   5
     Corporate Debt Securities........................................................   5
     High Yield Securities ("Junk Bonds").............................................   6
     Loan Participations and Assignments..............................................   7
     Delayed Funding Loans and Revolving Credit Facilities............................   7
     Hybrid Instruments...............................................................   8
     Catastrophe Bonds................................................................   8
     Participation on Creditors Committees............................................   9
     Variable and Floating Rate Securities............................................   9
     Mortgage-Related and Asset-Backed Securities.....................................   9
     Foreign Securities...............................................................  13
     Foreign Currencies...............................................................  16
     Bank Obligations.................................................................  17
     Commercial Paper.................................................................  18
     Derivative Instruments...........................................................  18
     When-Issued, Delayed Delivery and Forward Commitment Transactions................  24
     Warrants to Purchase Securities..................................................  24
     Metal-Indexed Notes and Precious Metals..........................................  25
     Repurchase Agreements............................................................  26
     Securities Loans.................................................................  26
     Investment Strategies of the Portfolios - Incorporation by Reference.............  26

INVESTMENT RESTRICTIONS...............................................................  27
     Non-Fundamental Investment Restrictions..........................................  30

MANAGEMENT OF THE TRUST...............................................................  32
     Trustees.........................................................................  32
     Officers.........................................................................  34
     Trustees' Compensation...........................................................  35
     Investment Adviser...............................................................  37
     Portfolio Management Agreements..................................................  39
     Fund Administrator...............................................................  43

DISTRIBUTION OF TRUST SHARES..........................................................  47
     Distributor and Multi-Class Plan.................................................  47
     Contingent Deferred Sales Charge and Initial Sales Charge........................  48
     Distribution and Servicing Plans for Class A, Class B and Class C Shares.........  49
     Payments Pursuant to Class A Plans...............................................  50
     Payments Pursuant to Class B Plans...............................................  51
     Payments Pursuant to Class C Plans...............................................  53
     Distribution and Administrative Services Plans for Administrative Class Shares...  56
     Payments Pursuant to Administrative Distribution Plan............................  58
     Payments Pursuant to Administrative Services Plan................................  58
     Plan for Class D Shares..........................................................  58

     Purchases, Exchanges and Redemptions.............................................  60

PORTFOLIO TRANSACTIONS AND BROKERAGE..................................................  61
     Investment Decisions.............................................................  61
     Brokerage and Research Services..................................................  61
     Portfolio Turnover...............................................................  64

NET ASSET VALUE.......................................................................  64

TAXATION..............................................................................  64
     Distributions....................................................................  65
     Sales of Shares..................................................................  66
     Backup Withholding...............................................................  67
     Options, Futures, Forward Contracts and Swap Agreements..........................  67
     Passive Foreign Investment Companies.............................................  67
     Foreign Currency Transactions....................................................  67
     Foreign Taxation.................................................................  67
     Original Issue Discount..........................................................  68
     Other Taxation...................................................................  68

OTHER INFORMATION.....................................................................  69
     Capitalization...................................................................  69
     Performance Information..........................................................  69
     Calculation of Yield.............................................................  70
     Year 2000 and Other Compliance Efforts...........................................  82
     Voting Rights....................................................................  83
     Certain Ownership of Trust Shares................................................  83
     Custodian117
     Independent Accountants.......................................................... 117
     Registration Statement........................................................... 117
     Financial Statements............................................................. 117

APPENDIX.............................................................................. A-1

                      INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and general investment policies of each Fund and each Portfolio are described in the applicable Prospectus(es). Additional information concerning the characteristics of certain of the Funds' investments is set forth below.

     The 90/10 Portfolio, 60/40 Portfolio and 30/70 Portfolio invest all of their assets in certain Funds and series of PIMCO Funds ("PIMS"), an open-end series management investment company advised by Pacific Investment Management Company ("Pacific Investment Management"), an affiliate of PIMCO Advisors. PIMS is referred to in the Prospectuses as PIMCO Funds: Pacific Investment Management Series. These Funds and other series in which the Portfolios invest are referred to in this Statement as "Underlying PIMCO Funds." By investing in Underlying PIMCO Funds, the Portfolios may have an indirect investment interest in some or all of the securities and instruments described below depending upon how their assets are allocated among the Underlying PIMCO Funds. The Portfolios may also have an indirect investment interest in other securities and instruments utilized by the Underlying PIMCO Funds which are series of PIMS. These securities and instruments are described in the current PIMS prospectus for Institutional Class and Administrative Class shares and in the PIMS statement of additional information. The PIMS prospectus and statement of additional information are incorporated in this document by reference. See "Investment Strategies of the Portfolios - Incorporation by Reference" below.

U.S. GOVERNMENT SECURITIES

     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds' shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Govern ment securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

INFLATION-INDEXED BONDS

     The Balanced Fund may invest in inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.



     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (''CPI-U''), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.


BORROWING

     Subject to the limitations described under "Investment Restrictions" below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund's assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940 ("1940 Act") require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. As noted under "Investment Restrictions," certain Funds are subject to limitations on borrowings which are more strict than those imposed by the 1940 Act. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements if permitted to do so under its investment restrictions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account with its custodian consisting of assets determined to be liquid by the Adviser or the Fund's sub-adviser (the Funds' sub-advisers are referred to herein as "Portfolio Managers") in accordance with procedures established by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements will be subject to the Funds' limitations on borrowings as specified under "Investment Restrictions" below.

PREFERRED STOCK

     All Funds may invest in preferred stock. Preferred stock is a form of equity ownership in a corporation. The dividend on a preferred stock is a fixed payment which the corporation is not legally bound to pay. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock.

CORPORATE DEBT SECURITIES

     All Funds may invest in corporate debt securities. The Equity Income, Value, Tax-Efficient Equity, Value 25, Capital Appreciation, Mid-Cap Growth, Micro-Cap Growth, Small-Cap Value, Small-Cap Growth, Core Equity, Mid-Cap Equity, Enhanced Equity, Emerging Markets, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Developed Funds' investments in corporate debt securities are limited to short-term corporate debt securities. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

     A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are deemed to be comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     Among the corporate debt securities in which the Funds may invest are convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.

HIGH YIELD SECURITIES ("JUNK BONDS")

     Certain of the Funds may invest in debt/fixed income securities of domestic or foreign issuers that meet minimum ratings criteria set forth for a Fund, or, if unrated, are of comparable quality in the opinion of the Fund's Portfolio Manager. A description of the ratings categories used is set forth in the Appendix to this Statement of Additional Information.

     A security is considered to be below "investment grade" quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations ("NRSROs") (i.e., rated Ba or below by Moody's Investors Service, Inc. ("Moody's") or BB or below by Standard & Poor's Ratings Services ("S&P")) or (2) if unrated, determined by the relevant Portfolio Manager to be of comparable quality to obligations so rated.


     The Renaissance, Growth and Balanced Funds may invest a portion of their assets in fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P or, if not rated, determined by the Portfolio Manager to be of comparable quality. In addition, the Renaissance Fund may invest in convertible securities rated below B by Moody's or S&P (or, if unrated, considered by the Portfolio Manager to be of comparable quality). Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Investors should consider the risks associated with high yield securities before investing in these Funds. Although each of the Renaissance and Growth Funds reserve the right to do so at any time, as of the date of this Statement of Additional Information, neither Fund invests or has the present intention to invest more than 5% of its assets in high yield securities or junk bonds. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt/fixed income securities. Each Fund of the Trust that may purchase high yield securities may continue to hold such securities following a decline in their rating if in the opinion of the Adviser or the Portfolio Manager, as the case may be, it would be advantageous to do so. Investments in high yield securities that are eligible for purchase by certain of the Funds are described as "speculative" by both Moody's and S&P.


     Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the extent of its investments in high yield securities, depend more heavily on the Portfolio Manager's creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt/fixed income securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     Prices of high yield/high risk securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to economic downturns or individual corporate developments. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Lower liquidity in secondary markets could adversely affect the value of high yield/high risk securities held by the Renaissance, Growth and Balanced Funds. While lower rated securities typically are less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as "zero coupon" or "pay-in-kind" securities may be affected to a greater extent by interest rate changes. See Appendix A to this Statement of Additional Information for further information regarding high yield/high risk securities. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     Debt securities are purchased and sold principally in response to current assessments of future changes in business conditions and the levels of interest rates on debt/fixed income securities of varying maturities, the availability of new investment opportunities at higher relative yields, and current evaluations of an issuer's continuing ability to meet its obligations in the future. The average maturity or duration of the debt/fixed income securities in a Fund's portfolio may vary in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a Fund may sell a security and purchase another of comparable quality and maturity (usually, but not always, of a different issuer) at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     The Balanced Fund may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions ("lenders"). Generally, the Fund's investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

     Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See "Illiquid Securities" in the Prospectuses for a discussion of the limits on the Fund's investments in loan participations and assignments with limited marketability. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. In assignments, the Fund's rights against the borrower may be more limited than those held by the original lender.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

     The Balanced Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company's financial condition makes it unlikely that such amounts will be repaid).

     The Fund may acquire a participation interest in delayed funding loans or revolving credit facilities from a bank or other financial institution. See "Loan Participations and Assignments." The terms of the participation require the Fund to make a pro rata share of all loans extended to the borrower and entitles the Fund to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that the Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

HYBRID INSTRUMENTS

     The Balanced Fund may invest in "hybrid" or indexed securities. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

     Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. Accordingly, the Fund will not invest more than 5% of its assets in hybrid instruments.

     Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

CATASTROPHE BONDS

     The Balanced Fund may invest in "catastrophe bonds." Catastrophe bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" catastrophic event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on companywide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, catastrophe bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     Catastrophe bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Illiquid Securities" in the Prospectuses. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a fund may be forced to liquidate positions when it would not be advantageous to do so. Catastrophe bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

PARTICIPATION ON CREDITORS COMMITTEES

     A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when the Adviser and the relevant Portfolio Manager believe that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


VARIABLE AND FLOATING RATE SECURITIES

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     Certain of the Funds may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, but generally do not allow the Fund to participate fully in appreciation resulting from any general decline in interest rates.

     Certain Funds may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality. See "Mortgage-Related and Asset-Backed Securities" below.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

     Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities" below. Certain debt securities are also secured with collateral consisting of mortgage-related securities. See "Collateralized Mortgage Obligations" below.

     MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or services of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Portfolio Manager determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in the Portfolio Manager's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets (taken at market value at the time of investment) will be invested in illiquid securities.

     Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instru mentalities, are not subject to a Fund's industry concentration restrictions, see "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages
                     --------
according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of

FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.
The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets.
In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     OTHER ASSET-BACKED SECURITIES. Similarly, the Adviser and Portfolio Managers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables/SM/ ("CARS/SM/"). CARS/SM/ represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with a Fund's investment objectives and policies, the Adviser and Portfolio Manager also may invest in other types of asset-backed securities.

FOREIGN SECURITIES

     The Emerging Markets, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, International Developed, International Growth and International Funds may invest in U.S. dollar or foreign currency-denominated corporate debt securities of foreign issuers; preferred securities of foreign issuers; certain foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Emerging Markets, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, International Developed, International Growth, International and Precious Metals Funds may also invest in common stocks issued by foreign companies. The Precious Metals Fund may invest primarily in securities of foreign issuers, securities denominated in foreign currencies, securities principally traded on securities markets outside of the United States and in securities of foreign issuers that are traded on U.S. securities markets. The Renaissance, Core Equity, Mid-Cap Equity, Growth, Target, Opportunity and Innovation Funds each may invest up to 15% of their respective net assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations), and (except for the Core Equity and Mid-Cap Equity Funds) may invest without limit in securities of foreign issuers that are traded in U.S. securities markets. The Enhanced Equity Fund may invest in common stock of foreign issuers if it is included in the index from which stocks are selected. The Balanced Fund may invest up to 20% of its assets allocated for investment in fixed income securities in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

     Each of the Funds may invest in American Depository Receipts ("ADRs").
The Renaissance, Growth, Target, Core Equity, Mid-Cap Equity, Opportunity, Innovation, Emerging Markets, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, International Developed, International Growth, International and Precious Metals Funds may invest in European Depository Receipts ("EDRs") or Global Depository Receipts ("GDRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

     Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

     The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or ''emerging market'') countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; higher rates of inflation; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

     SPECIAL RISKS OF INVESTING IN RUSSIAN AND OTHER EASTERN EUROPEAN SECURITIES. The International, International Growth, Emerging Markets, Tax-Efficient Structured Emerging Markets and Structured Emerging Markets Funds may invest a portion of their assets in securities of issuers located in Russia and in other Eastern European countries. The political, legal and operational risks of investing in the securities of Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. Investments in Eastern European countries may involve acute risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. Also, certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property.

     In addition, governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such circumstances.

     Investments in securities of Russian issuers may involve a particularly high degree of risk and special considerations not typically associated with investing in U.S. and other more developed markets, many of which stem from Russia's continuing political and economic instability and the slow-paced development of its market economy. Investments in Russian securities should be considered highly speculative. Such risks and special considerations include:
(a) delays in settling portfolio transactions and the risk of loss arising out of Russia's system of share registration and custody (see below); (b) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (c) difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (d) the general financial condition of Russian companies, which may involve particularly large amounts of inter-company debt; and (e) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Also, there is the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises.

     A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or, in certain limited circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

     Also, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Fund's Portfolio Manager. Further, this also could cause a delay in the sale of Russian securities held by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

FOREIGN CURRENCIES

     The Renaissance, Core Equity, Mid-Cap Equity, Growth, Target, Opportunity, Innovation, International, International Developed, International Growth, Emerging Markets, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, Precious Metals and Balanced Funds may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the Emerging Markets, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, International, International Developed, International Growth, Balanced and Precious Metals Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures.

     All of the Funds that may buy or sell foreign currencies may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from the Funds' investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

     The International, International Developed, International Growth, Emerging Markets, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that they do so, the International, International Developed, Emerging Markets, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund's Portfolio Manager.
A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in a segregated account to cover forward currency contracts entered into for non-hedging purposes. The Funds may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

     Special Risks Associated with the Introduction of the Euro. The expected introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the European Economic and Monetary Union presents unique uncertainties for European securities in the markets in which they trade and with respect to the operation of the Funds. The introduction of the euro will result in the redenomination of European debt and equity securities over a period of time. Uncertainties raised by the introduction of the euro include whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date, the creation of suitable clearing and settlement payment systems for the new currency, the valuation and legal treatment of outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro and adverse accounting or tax consequences that may arise from the transition to the euro. These or other factors could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities and foreign currencies held by the Funds.

BANK OBLIGATIONS

     Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (taken at market value at the time of investment) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

     Each Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

     The Renaissance, Growth, Target, Core Equity, Mid-Cap Equity, Opportunity, Innovation, International, Emerging Markets, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, International Developed, International Growth, Precious Metals and Balanced Funds limit their investments in foreign bank obligations to obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world in terms of total assets; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the relevant Portfolio Manager, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. Subject to each Fund's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth above.

     Obligations of foreign banks involve certain risks associated with investing in foreign securities described under "Foreign Securities" above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

COMMERCIAL PAPER

     All Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of U.S. dollar-denominated obligations of domestic issuers, or, additionally for the Renaissance, Growth, Target, Core Equity, Mid-Cap Equity, Opportunity, Innovation, Emerging Markets, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, International, International Developed and International Growth, Precious Metals and Balanced Funds, foreign currency-denominated obligations of domestic or foreign issuers which, at the time of investment, are (i) rated "P-1" or "P-2" by Moody's or "A-1" or "A-2" or better by S&P, (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of "A" or better by Moody's or "A" or better by S&P, or (iii) securities which, if not rated, are, in the opinion of the Portfolio Manager, of an investment quality comparable to rated commercial paper in which the Fund may invest. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

DERIVATIVE INSTRUMENTS

     The following describes certain derivative instruments and products in which the Funds may invest (to the extent described in the Prospectuses and under "Investment Restrictions" below) and risks associated therewith.

     OPTIONS ON SECURITIES AND INDEXES. A Fund may, to the extent specified for the Fund in the Prospectuses and under "Investment Restrictions" below, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on National Association of Securities Dealers Automated Quotations ("NASDAQ") or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in a segregated account with its custodian. A put option on a security or an index is "covered" if the Fund maintains assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in a segregated account with the Fund's custodian.

     If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     OTC OPTIONS. The Renaissance, Growth, Target, Opportunity, Innovation, International, International Growth and Precious Metals may enter into over-the-counter ("OTC") options transactions only with primary dealers in U.S. Government securities and only pursuant to agreements that will assure that the relevant Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Funds will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment.

     RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     FOREIGN CURRENCY OPTIONS. Each of the Funds that may buy or sell foreign currencies may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may use interest rate, foreign currency or index futures contracts, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instru ment, foreign currency or the cash value of an index at a specified price and time.

     For instance, futures contract on a securities index (an "Index Future") is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index ("Index") at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the CFTC. A Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Fund will be required to deposit initial margin with its custodian in a segregated account in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

     The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

     A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts in which the Funds may invest will be developed and traded in the future.

     Certain Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

     A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or in the case of futures options, for which an established over-the-counter market exists.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.

     LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. The Funds may enter into positions in futures contracts and related options for "bona fide hedging" purposes. In addition, certain Funds may utilize futures contracts for investment purposes. For instance, the Emerging Markets, International Developed, International, International Growth, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market.
With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.



     RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation.
For example, if the
price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND FORWARD CURRENCY EXCHANGE CONTRACTS AND OPTIONS THEREON. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

     SWAP AGREEMENTS. The Tax-Efficient Equity, Emerging Markets, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Developed Funds may enter into equity index swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks. The Balanced Fund may enter into swap agreements to hedge against changes in interest rates, foreign currency exchange rates or securities prices. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

     Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter party will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counter parties that meet certain standards of creditworthiness (generally, such counter parties would have to be eligible counter parties under the terms of the Funds' repurchase agreement guidelines). The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

     A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on securities it has deposited in a segregated account. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a delayed delivery basis.

     Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund either (i) holds, and maintains until the settlement date in a segregated account, assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Certain Funds may enter into forward commitments for the purchase or sale of foreign currencies.
Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

WARRANTS TO PURCHASE SECURITIES

     Certain Funds may invest in warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

METAL-INDEXED NOTES AND PRECIOUS METALS

     The Precious Metals Fund may invest in notes, the principal amount or redemption price of which is indexed to, and thus varies directly with, changes in the market price of gold bullion or other precious metals ("Metal-Indexed Notes"). It is expected that the value of Metal-Indexed Notes will be as volatile as the price of the underlying metal.

     The Precious Metals Fund will only purchase Metal-Indexed Notes which are rated investment grade or are issued by issuers that have outstanding debt obligations rated investment grade or commercial paper rated in the top rating category by any NRSRO, or Metal-Indexed Notes issued by issuers that the Portfolio Manager has determined to be of similar creditworthiness. Debt obligations rated in the fourth highest rating category by an NRSRO are considered to have some speculative characteristics. The Metal-Indexed Notes might be backed by a bank letter of credit, performance bond or might be otherwise secured, and any such security, which would be held by the Fund's custodian, would be taken into account in determining the creditworthiness of the securities. The Precious Metals Fund might purchase unsecured Metal-Indexed Notes if the issuer thereof met the Fund's credit standards without any such security. While the principal amount or redemption price of Metal-Indexed Notes would vary with the price of the resource, such securities would not be secured by a pledge of the resource or any other security interest in or claim on the resource. In the case of Metal-Indexed Notes not backed by a performance bond, letter of credit or similar security, it is expected that such securities generally would not be secured by any other specific assets.

     The Precious Metals Fund anticipates that if Metal-Indexed senior securities were to be purchased, such securities would be issued by precious metals or commodity brokers or dealers, by mining companies, by commercial banks or by other financial institutions. Such issuers would issue notes to hedge their inventories and reserves of the resource, or to borrow money at a relatively low cost (which would include the nominal rate of interest paid on Metal-Indexed Notes, described below, and the cost of hedging the issuer's metals exposure). The Precious Metals Fund would not purchase a Metal-Indexed
Note issued by a broker or dealer if as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in securities of such issuer. The Precious Metals Fund might purchase Metal-Indexed Notes from brokers or dealers which are not also securities brokers or dealers. Precious metals or commodity brokers or dealers are not subject to supervision or regulation by any governmental authority or self-regulatory organization in connection with the issuance of Metal-Indexed Notes.

     Until fairly recently, there were no Metal-Indexed Notes outstanding and consequently there is no secondary trading market for such securities. Although a limited secondary market might develop among institutional traders, there is no assurance that such a market will develop. No public market is expected to develop, since the Precious Metals Fund expects that Metal-Indexed Notes will not be registered under the 1933 Act, and therefore disposition of such securities, other than to the issuer thereof (as described below), would be dependent upon the availability of an exemption from such registration.

     Any Metal-Indexed Notes which the Precious Metals Fund might purchase generally will have maturities of one year or less. Such notes, however, will be subject to being called for redemption by the issuer on relatively short notice. In addition, it is expected that the Metal-Indexed Notes will be subject to being put by the Precious Metals Fund to the issuer or to a stand-by broker meeting the credit standards set forth above, with payments being received by the Precious Metals Fund on no more than seven days' notice. A stand-by broker might be a securities broker-dealer, in which case the Precious Metals Fund's investment will be limited by applicable regulations of the Securities and Exchange Commission (the "SEC"). The put feature of the Metal-Indexed Notes will ensure liquidity even in the absence of a secondary trading market. The securities will be repurchased upon exercise of the holder's put at the specified exercise price, less repurchase fees, if any, which are not expected to exceed 1% of the redemption or repurchase proceeds. Depending upon the terms of particular Metal-Indexed Notes, there might be a period as long as five days between the date upon which the Precious Metals Fund notifies the issuer of the exercise of the put and determination of the sale price.

     It is expected that any Metal-Indexed Notes which the Precious Metals Fund might purchase will bear interest or pay preferred dividends at relatively nominal rates under 2% per annum. The Precious Metals Fund's holdings of such senior securities therefore would not generate appreciable current income, and the return from such senior securities would be primarily from any profit on the sale or maturity thereof at a time when the price of the relevant precious metal is higher than it was when the senior securities were purchased.

REPURCHASE AGREEMENTS

     Each of the Funds may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. The Adviser and the Portfolio Managers, as appropriate, will monitor the creditworthiness of the counter parties.

SECURITIES LOANS

     Subject to certain conditions described in the Prospectuses, each of the Equity Income, Value, Tax-Efficient Equity, Enhanced Equity, Value 25, Capital Appreciation, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, Core Equity, Mid-Cap Equity, Target, Micro-Cap Growth, International Developed, Emerging Markets, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and Balanced Funds may make secured loans of its portfolio securities amounting to no more than 331/3% of its total assets, and each of the Renaissance, Growth, Opportunity, Innovation, International, International Growth and Precious Metals Funds may make such loans amounting to no more than 25% of its total assets.
The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Adviser or the Portfolio Managers to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

Investment Strategies of the Portfolios - Incorporation by ReferencE

     The 90/10 Portfolio, 60/40 Portfolio and 30/70 Portfolio invest all of their assets in Underlying PIMCO Funds, which include certain Funds of the Trust and series of PIMS as specified in the Retail Portfolio Prospectus. By investing in Underlying PIMCO Funds, the Portfolios may be subject to some or all of the risks associated with the securities, instruments and techniques utilized by the Funds described above. They may also be subject to additional risks associated with other securities, instruments and techniques utilized by Underlying Funds which are series of PIMS. The PIMS series and their attendant risks as described in the current PIMS prospectus for Institutional Class and Administrative Class shares and PIMS statement of additional information, which are included in the PIMS registration statement (File Nos. 033-12113 and 811-
5028) on file with the Securities and Exchange Commission. The current PIMS prospectus and statement of additional are each on file with the Securities and Exchange Commission and are incorporated in this document by reference. The PIMS documents may also be obtained free of charge by calling PIMCO Funds Distributors LLC at 1-800-426-0107.


                            INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

     The investment restrictions set forth below are fundamental policies of the Renaissance, Growth, Target, Opportunity, Innovation, International, International Growth and Precious Metals Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, none
                                                                           ----
of the above-mentioned Funds may:

     (1) borrow money in excess of 10% of the value (taken at the lower of cost or current value) of such Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased;

     (2) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction (1) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

     (3) underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

     (4) purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate, except that the Precious Metals Fund may purchase or sell agricultural land;

     (5) acquire more than 10% of the voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates, in the aggregate; or

     (6) concentrate more than 25% of the value of its total assets in any one industry; except that the Precious Metals Fund will concentrate more than 25% of its total assets in securities of companies principally engaged in the extraction, processing, distribution or marketing of precious metals, and the Innovation Fund will concentrate more than 25% of its assets in companies which use innovative technologies to gain a strategic, competitive advantage in their industry as well as companies that provide and service those technologies.

     The investment objective of each of the above-referenced Funds and the Tax-Efficient Equity, Value 25 and Tax-Efficient Structured Emerging Markets Funds is non-fundamental and may be changed with respect to each such Fund by the Trustees without shareholder approval.

     The investment restrictions set forth below are fundamental policies of each of the Equity Income, Value, Tax-Efficient Equity, Enhanced Equity, Value 25, Capital Appreciation, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, Core Equity, Mid-Cap Equity, Micro-Cap Growth, International Developed, Emerging Markets, Tax-Efficient Structured Emerging Markets, Structured Emerging Markets and Balanced Funds, and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. The investment objective of each of these Funds (with the exception of the Tax-Efficient Equity, Value 25 and Tax-Efficient Structured Emerging Markets Funds) is also fundamental and may not be changed without such shareholder approval. Under the following restrictions, none of the above-mentioned Funds
                                             ----
may:

     (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

     (2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (4) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

     (5) purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

     (6) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

     (7) borrow money, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in the Prospectuses and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Fund's assets);

     (8) issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

     (9) lend any funds or other assets, except that such Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust; or

     (10) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

     Notwithstanding the provisions of fundamental investment restrictions (7) and (8) above, a Fund may borrow money for temporary administrative purposes.
To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirement of fundamental investment restriction (7).

     The investment restrictions set forth below are fundamental policies of the 90/10 Portfolio, the 60/40 Portfolio and the 30/70 Portfolio and may not be changed with respect to any such Portfolio without shareholder approval by vote of a majority of the outstanding voting securities of that Portfolio. Under these restrictions, a Portfolio may not:

     (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities issued by any investment company;

     (2) purchase securities of any issuer unless such purchase is consistent with the maintenance of the Portfolio's status as a diversified company under the Investment Company Act of 1940, as amended;

     (3) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

     (4) purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

     (5) borrow money, or pledge, mortgage or hypothecate its assets, except that a Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts to the extent described in the then current Prospectus(es) for the Portfolio and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Portfolio's assets);

     (6) issue senior securities, except insofar as such Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with the Portfolio's borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

     (7) lend any funds or other assets, except that such Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees of the Trust; or

     (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

     Notwithstanding the provisions of fundamental investment restrictions (5) and (6) above, a Portfolio may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Portfolio, such excess shall be subject to the 300% asset coverage requirement of fundamental investment restriction
(5).

     Notwithstanding any other fundamental investment restriction or policy, each Portfolio may invest some or all of its assets in a single registered open-end investment company or a series thereof. Unless specified above, any fundamental investment restriction or policy of any such registered open-end investment company or series thereof shall not be considered a fundamental investment restriction or policy of a Portfolio investing therein.

     The investment objective of each of the Portfolios is non-fundamental and may be changed with respect to each such Portfolio by the Trustees without shareholder approval.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     Each Fund (but not any Portfolio) is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) and, unless otherwise indicated, may not:

     (1) invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, (c) repurchase agreements maturing in more than seven days, (d) OTC options (to the extent described above under "Derivative Instruments -- OTC Options"), and (e) IO/PO SMBS (as described above under "Mortgage-Related and Asset-Backed Securities -- Stripped Mortgage -

Backed Securities") if, as a result, more than 15% of a Fund's net assets, taken at current value, would then be invested in securities described in (a), (b),
(c), (d) and (e) above. For the purpose of this restriction, securities subject to a 7-day put option or convertible into readily saleable securities or commodities are not included with subsections (a) or (b);

     (2) purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.);

     (3) make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns or has the right to acquire securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

     (4) purchase or sell commodities or commodity contracts except that a Fund may purchase and sell financial futures contracts and related options and the Precious Metals Fund may purchase and sell precious metals and other commodities and futures thereon;

     (5) with respect to the Renaissance, Growth, Target, Opportunity, Innovation, International, International Growth and Precious Metals Funds, make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities with respect to not more than 25% of its total assets (33 1/3% in the case of the Target Fund);

     (6) with respect to the Renaissance, Growth, Target, Opportunity, Innovation, International, International Growth and Precious Metals Funds, and in each case with respect to 75% of such Fund's total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of such Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to bank certificates of deposit or to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities;

     (7) purchase securities the disposition of which is restricted under the federal securities laws (excluding for purposes of this restriction securities offered and sold pursuant to Rule 144A of the 1933 Act and Section 4(2) commercial paper) if, as a result, such investments would exceed 15% of the value of the net assets of the relevant Fund;

     (8) write (sell) or purchase options except that each Fund may (a) write covered call options or covered put options on securities that it is eligible to purchase and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options on securities it is eligible to purchase, and (c) each Fund may engage in options on securities indexes, options on foreign currencies, options on futures contracts, and options on other financial instruments or one or more groups of instruments; provided that the premiums paid by each Fund on all outstanding options it has purchased do not exceed 5% of its total assets. Each Fund may enter into closing sale transactions with respect to options it has purchased;

     (9) invest more than 15% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalties upon prepayment (other than overnight deposits), or other securities which legally or in the Adviser's or Portfolio Manager's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser or Portfolio Manager has determined to be liquid under procedures approved by the Board of Trustees); or

     (10) borrow money (excluding reverse repurchase agreements which are subject to such Fund's fundamental borrowing restriction), except for temporary administrative purposes.

     The Trust has not adopted any non-fundamental investment restrictions or policies for the 90/10 Portfolio, 60/40 Portfolio or 30/70 Portfolio.

     Unless otherwise indicated, all limitations applicable to Fund or Portfolio investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund or Portfolio assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund's or Portfolio's total assets will not require the Fund or Portfolio to dispose of an investment until the Adviser or Portfolio Manager determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund or Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser or Portfolio Manager will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

     The phrase "shareholder approval," as used in the Prospectuses, and the phrase a "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, the Portfolio or the Trust, as the case may be, or (2) 67% or more of the shares of the Fund, the Portfolio or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


                            MANAGEMENT OF THE TRUST

TRUSTEES

     The Trustees of the Trust, their ages, and a description of their principal occupations during the past five years are listed below. Except as shown, each Trustee's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s).

--------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE         PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------
E. Philip Cannon              Proprietor, Cannon & Company, an affiliate of Inverness Management
3838 Olympia                  LLC, a private equity investment firm.  Formerly, Headmaster, St. John's
Houston, TX 77019             School, Houston, Texas, Trustee of PIMCO Advisors Funds ("PAF") and
Age 56                        Cash Accumulation Trust ("CAT"), General Partner, J.B. Poindexter &
                              Co., Houston, Texas (private partnership), and Partner, Iberia Petroleum
                              Company (oil and gas production).  Mr. Cannon was a director of WNS
                              Inc., a retailing company which filed a petition in bankruptcy within the last five years.
--------------------------------------------------------------------------------------------------------------
Donald P. Carter              Formerly, Trustee of PAF and CAT, Chairman, Executive Vice President
434 Stable Lane               and Director, Cunningham & Walsh, Inc., Chicago (advertising agency).
Lake Forest, IL 60045
Age 70
--------------------------------------------------------------------------------------------------------------
Gary A. Childress             Private investor. Formerly, Chairman and Director, Bellefonte Lime
11 Longview Terrace           Company, Inc.  Mr. Childress is a partner in GenLime, L.P., a private
Madison, CT 06443             limited partnership, which has filed a petition in bankruptcy within the last
Age 64                        five years.  Formerly, Trustee of PAF and CAT.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
(*) William D. Cvengros     Chairman of the Board of the Trust; Chief Executive Officer, President, and
800 Newport Center Drive    member of the Management Board, PIMCO Advisors; President and Chief
Newport Beach, CA 92660     Executive Officer, Value Advisors LLC; Co-Chairman, The Emerging
Age 49                      Markets Income Fund, Inc., The Emerging Markets Income Fund II, Inc.,
                            The Emerging Markets Floating Rate Fund, Inc., Global Partners Income
                            Fund, Inc., Municipal Partners Fund, Inc., and Municipal Partners Fund II,
                            Inc.  Formerly, Trustee of PAF and CAT, President of the Trust, Director,
                            Vice Chairman, and Chief Investment Officer, Pacific Life Insurance
                            Company ("Pacific Life") and Director, PIMCO Funds Distribution
                            Company (currently, PIMCO Funds Distributors LLC).
--------------------------------------------------------------------------------------------------------
Richard L. Nelson           President, Nelson Financial Consultants; Director, Wynn's International,
8 Cherry Hills Lane         Inc.; and Trustee, Pacific Select Fund.  Formerly, Partner, Ernst & Young.
Newport Beach, CA 92660
Age 68
--------------------------------------------------------------------------------------------------------
Lyman W. Porter             Professor of Management at the University of California, Irvine; and
2639 Bamboo Street          Trustee, Pacific Select Fund.
Newport Beach, CA 92660
Age 68
--------------------------------------------------------------------------------------------------------
Alan Richards               President, Alan Richards Consulting, Inc.; Chairman, IBIS Capital, LLC;
7381 Elegans Place          Trustee, Pacific Select Fund; Director, Western National Corporation.
Carlsbad, CA 92009          Formerly, President, Chief Executive Officer and Director, E.F. Hutton
Age 68                      Insurance Group, Inc.; Chairman of the Board, Chief Executive Officer and
                            President, E.F. Hutton Life Insurance Company; Director, E.F. Hutton &
                            Company, Inc.
--------------------------------------------------------------------------------------------------------
Joel Segall                 Formerly, Trustee of PAF and CAT, President and University Professor,
11 Linden Shores            Bernard M. Baruch College, The City University of New York; Deputy
Branford, CT 06405          Under Secretary for International Affairs, United States Department of
Age 75                      Labor; Professor of Finance, University of Chicago; and Board of
                            Managers, Coffee, Sugar and Cocoa Exchange.
--------------------------------------------------------------------------------------------------------
W. Bryant Stooks            President, Bryant Investments, Ltd.; Director, American Agritec LLC; and
1530 E. Montebello          Director, Valley Isle Excursions, Inc.  Formerly, Trustee of PAF and CAT,
Phoenix, AZ 85014           President, Senior Vice President, Director and Chief Executive Officer,
Age 58                      Archirodon Group Inc.; Partner, Arthur Andersen & Co.
--------------------------------------------------------------------------------------------------------
Gerald M. Thorne            Director, UPI Inc. and American Orthodontics Corp.  Formerly, Trustee of
5 Leatherwood Lane          PAF and CAT, Director, Kaytee, Inc., President and Director, Firstar
Savannah, GA  31414         National Bank of Milwaukee;  Chairman, President and Director, Firstar
Age 60                      National Bank of Sheboygan; Director, Bando-McGlocklin.
--------------------------------------------------------------------------------------------------------
(*) Stephen J. Treadway     President and Chief Executive Officer of the Trust; Executive Vice
2187 Atlantic Street        President, PIMCO Advisors; Chairman and President, PIMCO Funds
Stamford, CT 06902          Distributors LLC ("PFDLLC"); President, The Emerging Markets Income
Age 51                      Fund, Inc., The Emerging Markets Income Fund II, Inc., The Emerging
                            Markets Floating Rate Fund, Inc., Global Partners Income Fund, Inc.,
                            Municipal Partners Fund, Inc. and Municipal Partners Fund II, Inc.;
                            Executive Vice President, Value Advisors LLC; Chairman, Municipal
                            Advantage Fund, Inc. and The Central European Value Fund, Inc.
                            Formerly, Trustee, President and Chief Executive Officer of CAT;
                            Executive Vice President, Smith Barney Inc.
-----------------------------------------------------------------------------------------------------------

* Trustee is an "interested person" of the Trust (as defined in Section 2(a)(19) of the 1940 Act).

OFFICERS

     The chart below sets forth the name, address, age, position with the Trust, and principal occupation during the past five years of each officer of the Trust. Unless otherwise indicated, the business address of all persons listed below is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660:

------------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE      POSITION(S) WITH THE       PRINCIPAL OCCUPATION(S) DURING THE PAST
                           TRUST                      FIVE YEARS
------------------------------------------------------------------------------------------------
Stephen J. Treadway      Trustee, President and    Executive Vice President, PIMCO Advisors;
2187 Atlantic Street     Chief Executive Officer   Chairman and President, PFDLLC;
Stamford, CT 06902                                 Executive Vice President, Value Advisors
Age 51                                             LLC;  Chairman, Municipal Advantage
                                                   Fund, Inc. and The Central European Value
                                                   Fund, Inc.; President, The Emerging
                                                   Markets Income Fund, Inc., The Emerging
                                                   Markets Income Fund II, Inc., The
                                                   Emerging Markets Floating Rate Fund, Inc.,
                                                   Global Partners Income Fund, Inc.,
                                                   Municipal Partners Fund, Inc. and Municipal
                                                   Partners Fund II, Inc.  Formerly, Trustee,
                                                   President and Chief Executive Officer of
                                                   CAT; Executive Vice President, Smith
                                                   Barney Inc.
------------------------------------------------------------------------------------------------
R. Wesley Burns          Executive Vice            Trustee and President, PIMS; Executive
Age 39                   President                 Vice President, Pacific Investment
                                                   Management Company ("Pacific Investment
                                                   Management"); Trustee and President,
                                                   PIMCO Variable Insurance Trust; Director
                                                   and President, PIMCO Commercial
                                                   Mortgage Securities Trust, Inc.; Director,
                                                   PIMCO Advisors Funds plc; and Director,
                                                   PIMCO Global Advisors (Ireland) Limited.
                                                   Formerly, Vice President, Pacific Investment
                                                   Management, PAF and CAT.
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Newton B. Schott, Jr.    Vice President and        Executive Vice President, Chief
2187 Atlantic Street     Secretary                 Administrative Officer, General Counsel and
Stamford, CT 06902                                 Secretary, PFDLLC; Senior Vice President,
Age 56                                             Value Advisors LLC; Executive Vice
                                                   President, The Emerging Markets Income
                                                   Fund, Inc., The Emerging Markets Income
                                                   Fund II, Inc., The Emerging Markets
                                                   Floating Rate Fund, Inc., The Central
                                                   European Value Fund, Inc., Global Partners
                                                   Income Fund, Inc., Municipal Advantage Fund,
                                                   Inc., Municipal Partners Fund, Inc. and
                                                   Municipal Partners Fund II, Inc.  Formerly,
                                                   Vice President and Clerk of PAF and CAT,
                                                   Senior Vice President-Legal and Secretary,
                                                   PIMCO Advisors;  Executive Vice President,
                                                   Secretary and General Counsel, Thomson
                                                   Advisory Group and PIMCO Advisors.
------------------------------------------------------------------------------------------------
Jeffrey M. Sargent       Vice President            Vice President and Manager Shareholder
Age 35                                             Services and Fund Administration, Pacific
                                                   Investment Management; Vice President of
                                                   PIMS; Vice President, PIMCO Variable
                                                   Insurance Trust; and Vice President, PIMCO
                                                   Commercial Mortgage Securities Trust, Inc.
                                                   Formerly, Project Specialist, Pacific
                                                   Investment Management.
------------------------------------------------------------------------------------------------
Richard M. Weil          Vice President            Senior Vice President - Legal, PIMCO
Age 35                                             Advisors.  Formerly, Vice President,
                                                   Bankers Trust Company; Associate,
                                                   Simpson, Thatcher & Bartlett.
------------------------------------------------------------------------------------------------
John P. Hardaway         Treasurer                 Treasurer of PIMS; Treasurer, PIMCO
Age 41                                             Variable Insurance Trust; Treasurer, PIMCO
                                                   Commercial Mortgage Securities Trust, Inc.;
                                                   Vice President and Manager of Fund
                                                   Operations, Pacific Investment Management.
                                                   Formerly, Treasurer of PAF and CAT.
------------------------------------------------------------------------------------------------
Joseph D. Hattesohl      Assistant Treasurer       Vice President and Manager of Fund
Age 34                                             Taxation, Pacific Investment Management;
                                                   Assistant Treasurer, PIMS; Assistant
                                                   Treasurer of PIMCO Variable Insurance
                                                   Trust; and Assistant Treasurer, PIMCO
                                                   Commercial Mortgage Securities Trust, Inc.
                                                   Formerly, Director of Financial Reporting,
                                                   Carl I. Brown & Co.; Tax Manager, Price
                                                   Waterhouse LLP.
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Garlin G. Flynn          Assistant Secretary       Specialist of PIMCO Funds Administration;
Age 52                                             Secretary, PIMS; Secretary, PIMCO
                                                   Variable Insurance Trust; and Secretary,
                                                   PIMCO Commercial Mortgage Securities
                                                   Trust, Inc.  Formerly, Senior Fund
                                                   Administrator, Pacific Investment
                                                   Management; Senior Mutual Fund Analyst,
                                                   PIMCO Advisors Institutional Services;
                                                   Senior Mutual Fund Analyst, Pacific
                                                   Financial Asset Management Corporation.
------------------------------------------------------------------------------------------------

TRUSTEES' COMPENSATION

     Trustees other than those affiliated with PIMCO Advisors, a Portfolio Manager, or Pacific Investment Management, receive an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of $1,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below). The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan.

     The following table sets forth information regarding compensation received by those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust for the fiscal year ended June 30, 1998:

                   ---------------------------------------------------------------
                        (1)                  (2)                  (3)

                                                               TOTAL
                                          AGGREGATE            COMPENSATION
                   NAME OF TRUSTEE        COMPENSATION FROM    FROM TRUST AND
                                          TRUST                FUND COMPLEX/1/
                   ---------------------------------------------------------------
                   ---------------------------------------------------------------
                   E. Philip Cannon/2/         $51,600            $60,000
                   ---------------------------------------------------------------
                   Donald P. Carter            $58,425            $65,500
                   ---------------------------------------------------------------
                   Gary A. Childress           $51,600            $60,000
                   ---------------------------------------------------------------

     /1/ The amounts listed in column (3) include total compensation paid to the Trustees for their services as Trustees of the Trust (for all Trustees), CAT (for all Trustees), and Pacific Select Fund (for Messrs. Nelson, Porter, and Richards) for the twelve-month period ended June 30, 1998. By virtue of having PIMCO Advisors or an affiliate of PIMCO Advisors as investment adviser, the Trust, CAT and Pacific Select Fund were considered to be part of the same "Fund Complex" for these purposes. As a result of a change in management of CAT on December 12, 1997, no Trustee of the Trust is currently a Trustee of CAT and CAT is no longer part of the same "Fund Complex" as the Trust.

     /2/ The Trust has adopted a deferred compensation plan (the "Plan") which went into place during fiscal 1997. Of the amounts listed in column (2), the following Trustees elected to have the following amounts deferred from the Trust and all investment companies in the Fund Complex, respectively: Cannon -$51,600, $60,000; Segall - $26,650, $32,000; Thorne - $51,175, $59,500; Porter -$49,900,
$58,000.

                    ------------------------------------------------------------
                    Gary L. Light/2/                  $38,700            $45,500
                    ------------------------------------------------------------
                    Richard L. Nelson                 $51,275            $93,000
                    ------------------------------------------------------------
                    Lyman W. Porter/2/                $49,900            $90,500
                    ------------------------------------------------------------
                    Alan Richards                     $56,100            $98,500
                    ------------------------------------------------------------
                    Joel Segall/2/                    $49,475            $57,500
                    ------------------------------------------------------------
                    W. Bryant Stooks                  $49,475            $56,500
                    ------------------------------------------------------------
                    Gerald M. Thorne/2/               $51,175            $59,500
                    ------------------------------------------------------------

---------------------------------
     /3/ Mr. Light retired as a Trustee of the Trust during the fiscal year ended June 30, 1998.

INVESTMENT ADVISER

     PIMCO Advisors serves as investment adviser to each of the Funds and Portfolios pursuant to an investment advisory agreement ("Advisory Agreement") between PIMCO Advisors and the Trust. PIMCO Advisors was organized as a limited partnership under Delaware law in 1987. PIMCO Partners, G.P. ("PGP") and PIMCO Advisors Holdings L.P. ("PAH") are the general partners of PIMCO Advisors. PGP is a general partnership between PIMCO Holding LLC ("PH LLC"), a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management (collectively, the "Managing Directors"). PGP is the sole general partner of PAH. PGP and PAH have equal right, power and authority to manage and control the business and affairs of PIMCO Advisors and to take any action deemed necessary or desirable by them in connection with the business of PIMCO Advisors.

     PGP and PAH have substantially delegated their management and control of PIMCO Advisors to a Management Board. Pursuant to the terms of the delegation of authority by PGP and PAH, the Management Board of PIMCO Advisors is composed of (i) the Chief Executive Officer of PIMCO Advisors; (ii) six other persons designated by PGP; (iii) three disinterested persons designated by representatives of the Public General Partner or, if there is no Public General Partner, PGP or its successor as general partner of PIMCO Advisors; (iv) the Chief Executive Officer and one Managing Director of each of the two Investment Managing Companies having the greatest total income, determined as of the date of appointment; and (v) one Managing Director of each of two other Investment Managing Companies designated from time to time by the Management Board upon the recommendation of the Nominating Committee. PAH is a Public General Partner for the purposes set forth above.

     The Management Board has in turn delegated the authority to manage day-to-day operations and policies to an Executive Committee. The Executive Committee is composed of five members. The members of the Executive Committee are William
D. Cvengros, Brent R. Harris, George A. Long, Glenn S. Schafer and William S. Thompson, Jr.

     PIMCO Advisors, PGP and PAH are located at 800 Newport Center Drive, Newport Beach, California 92660. PIMCO Advisors and its subsidiary partnerships had approximately $225.9 billion of assets under management as of September 30, 1998.

     PIMCO Advisors, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and Portfolios and for managing, either directly or through others selected by the Adviser, the investment of the Funds and Portfolios. PIMCO Advisors also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund and Portfolio. For all of the Funds except the Precious Metals Fund, PIMCO Advisors has engaged affiliates to serve as Portfolio Managers. If a Portfolio Manager ceases to manage the portfolio of a Fund, PIMCO Advisors will either assume full responsibility for the management of that Fund or retain a new portfolio manager, subject to the approval of the Trustees and the Fund's shareholders.

     PIMCO Advisors' Asset Allocation Committee is responsible for determining how the assets of the 90/10 Portfolio, the 60/40 Portfolio and the 30/70 Portfolio are allocated and reallocated from time to time among the Underlying PIMCO Funds. The Portfolios do not pay any fees to PIMCO Advisors in return for these services under the Advisory Agreement. The Portfolios do, however, indirectly pay a proportionate share of the advisory fees paid to PIMCO Advisors and Pacific Investment Management Company by the Underlying PIMCO Funds in which the Portfolios invest.

     Under the terms of the Advisory Agreement, PIMCO Advisors is obligated to manage the Funds and the Portfolios in accordance with applicable laws and regulations. The investment advisory services of PIMCO Advisors to the Trust are not exclusive under the terms of the Advisory Agreement. PIMCO Advisors is free to, and does, render investment advisory services to others.

     The Advisory Agreement will continue in effect with respect to a Fund and Portfolio for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or Portfolio, or by the Board of Trustees, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Advisory Agreement. The Advisory Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by the Adviser, on 60 days' written notice to the other party and will terminate automatically in the event of its assignment. In addition, the Advisory Agreement may be terminated with regard to the Renaissance, Growth, Target, Opportunity, Innovation, International and Precious Metals Funds by vote of a majority of the Trustees who are not interested persons of PIMCO Advisors, on 60 days' written notice to PIMCO Advisors.

     The Adviser currently receives a monthly investment advisory fee from each Fund at the following annual rates (based on the average daily net assets of the particular Funds):

FUND                                                                  ADVISORY
----
                                                                      FEE RATE
                                                                      --------
Equity Income, Value, Tax-Efficient Equity, Capital Appreciation,
  Mid-Cap Growth, Structured Emerging Markets,
  Tax-Efficient Structured Emerging Markets,
  Enhanced Equity and Balanced Funds...............................        .45%
Growth and Value 25 Funds..........................................        .50%
International and Target Funds.....................................        .55%
Core Equity Fund...................................................        .57%
Small-Cap Value, Renaissance, Precious Metals
 and International Developed Funds.................................        .60%
Mid-Cap Equity Fund................................................        .63%
Opportunity and Innovation Funds...................................        .65%
Emerging Markets and International Growth Funds....................        .85%
Small-Cap Growth Fund..............................................       1.00%
Micro-Cap Growth Fund..............................................       1.25%


     For the fiscal years ended June 30, 1998, June 30, 1997 and June 30, 1996 (the fiscal year ended June 30, 1996 being an eight-month period) the Funds paid the Adviser (or its predecessor) the following amounts under the Advisory
Contract:

                                   YEAR         YEAR        PERIOD
                                   ENDED        ENDED       ENDED
FUND                              6/30/98      6/30/97     6/30/96
------------------------------  -----------  -----------  ----------
Equity Income Fund              $   795,252  $   555,146  $  425,899
Value Fund                          951,140      463,869      65,873
Small-Cap Value Fund              1,395,130      249,347     156,721
Core Equity Fund                    504,760      234,333     145,931
Mid-Cap Equity Fund                  53,956       48,656      35,315
Capital Appreciation Fund         3,627,790    1,953,374     883,498
Mid-Cap Growth Fund               2,622,029    1,219,531     617,546
Micro-Cap Growth Fund             2,759,876    1,390,317     669,726
Small-Cap Growth Fund               411,785      327,245     426,098
Enhanced Equity Fund                199,467      292,187     274,512
Emerging Markets Fund               349,026      568,277     440,978
International Developed Fund        653,050      525,817     294,777
Balanced Fund                       300,049      306,756     235,529
Renaissance Fund *                3,010,051      913,256         N/A
Growth Fund*                      9,329,701    3,758,433         N/A
Target Fund*                      6,607,151    2,887,743         N/A
Opportunity Fund*                 5,172,363    2,324,663         N/A
Innovation Fund*                  2,028,712      750,414         N/A
International Fund*                 922,680      559,353         N/A
International Growth Fund**          24,756          N/A         N/A
Precious Metals Fund*               165,918      119,710         N/A
Tax Exempt Fund*/ (1)/              144,515       66,977         N/A
                                -----------  -----------  ----------
TOTAL                           $42,029,157  $19,515,404  $4,672,403

--------------

* Amounts for the year ended June 30, 1997 are for the period 1/18/97 through 6/30/97.
** Amounts for the year ended June 30, 1998 are for the period 12/31/97 through 6/30/98.

(1) The Tax Exempt Fund merged with and into the Municipal Bond Fund of PIMS in a transaction which took place on June 26, 1998. The Tax Exempt Fund was liquidated in connection with the transaction and is no longer a series of the Trust.

          In addition, the predecessors of the Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds (each of which is a former series of PAF which reorganized as a Fund of the Trust on January 17, 1997) paid the Adviser the following amounts for the fiscal period ended January 17, 1997 and the fiscal year ended September 30, 1996 under separate management contracts between the Adviser and PAF:

                           10/1/96      YEAR
                             TO         ENDED
FUND                       1/17/97      9/30/96
----------------------  ----------  -----------
Renaissance Fund        $  653,744  $ 1,627,632
Growth Fund              3,370,567    9,987,541
Target Fund              2,584,257    7,295,767
Opportunity Fund         1,898,337    6,183,575
Innovation Fund            545,586    1,063,584
International Fund         537,647    1,872,608
Precious Metals Fund       107,290      397,969
Tax Exempt Fund             99,023      333,349
                        ----------  -----------

TOTAL                   $9,796,451  $28,762,025

PORTFOLIO MANAGEMENT AGREEMENTS

    The Adviser employs Portfolio Managers to provide investment advisory services to each Fund pursuant to portfolio management agreements (each a "Portfolio Management Agreement") between the Adviser and the relevant Portfolio Manager. Each Portfolio Manager is an affiliate of the Adviser except for Van Eck Associates Corporation ("Van Eck"), which advises the Precious Metals Fund. The Adviser currently has seven subsidiary partnerships, the following six of which manage one or more of the Funds: Pacific Investment Management, Parametric Portfolio Associates ("Parametric"), Cadence Capital Management ("Cadence"), NFJ Investment Group ("NFJ"), Columbus Circle Investors ("Columbus Circle"), and Blairlogie Capital Management ("Blairlogie").

Pacific Investment Management
-----------------------------

    Pursuant to a Portfolio Management Agreement between the Adviser and Pacific Investment Management, Pacific Investment Management provides investment advice with respect to the portion of the assets of the Balanced Fund allocated by the Adviser for investment in fixed income securities. For the services provided, the Adviser (not the Trust) pays Pacific Investment Management a fee at the annual rate of .25% of the average daily net assets of the Balanced Fund allocated to Pacific Investment Management for investment in fixed income securities.

    Pacific Investment Management is an investment management firm organized as a general partnership. Pacific Investment Management has two partners: PIMCO Advisors as the supervisory partner, and PIMCO Management Inc. as the managing partner. The predecessor investment adviser to Pacific Investment Management commenced operations in 1971. Pacific Investment Management is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. Pacific Investment Management also provides investment advisory services to PIMS, Harbor Fund, various funds advised by Frank Russell Investment Management Company, Total Return Bond Portfolio and Intermediate Term Bond Portfolio of Prudential Securities Target Portfolio Trust, Total Return Bond and Limited Maturity Bond Portfolios of American Skandia Trust, Total Return Fund of Fremont Mutual Fund, Inc., Managed Bond and Government Securities Series of Pacific Select Fund, and the PaineWebber Short-Term U.S. Government Income Fund, a series of PaineWebber Managed Investments Trust, all of which are open-end management investment companies. Pacific Investment Management also advises PIMCO Commercial Mortgage Securities Trust, Inc. which is a closed-end management investment company, and managed accounts consisting of proceeds from various pension and profit sharing plans. Pacific Investment Management had approximately $148.1 billion of assets under management as of September 30, 1998.

Parametric
----------

    Pursuant to a Portfolio Management Agreement between the Adviser and Parametric, Parametric is the Portfolio Manager and provides investment advisory services to the Tax-Efficient Equity, Enhanced Equity, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds. For the services provided to each Fund, the Adviser (not the Trust) pays Parametric a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): .35% for the Tax-Efficient Equity Fund, .35% for the Enhanced Equity Fund, .35% for the Structured Emerging Markets Fund, and
 .35% for the Tax-Efficient Structured Emerging Markets Fund.

    Parametric is an investment management firm organized as a general partnership. Parametric is the successor investment adviser to Parametric Portfolio Associates, Inc., a wholly-owned corporate subsidiary of PFAMCo. Parametric has two partners: PIMCO Advisors as the supervisory partner, and Parametric Management Inc. as the managing partner. The predecessor investment adviser to Parametric commenced operations in 1987. Parametric is located at 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090. Parametric provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Parametric had combined assets, as of September 30, 1998, of approximately $2.8 billion.

Cadence
-------

    Pursuant to a Portfolio Management Agreement between the Adviser and Cadence, Cadence provides investment advisory services to the Capital Appreciation Fund, the Mid-Cap Growth Fund, the Micro-Cap Growth Fund, the Small-Cap Growth Fund and a portion of the Balanced Fund allocated by the Adviser for investment in common stocks. For the services provided, the Adviser (not the Trust) pays Cadence a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): .35% for the Capital Appreciation Fund, .35% for the Mid-Cap Growth Fund, .35% for the portion of the Balanced Fund's assets allocated to Cadence for investment in common stock, .90% for the Small-Cap Growth Fund, and 1.15% for the Micro-Cap Growth Fund.

    Cadence is an investment management firm organized as a general partnership. Cadence is the successor investment adviser to Cadence Capital Management Corporation, a wholly owned subsidiary of PFAMCo. Cadence has two partners:
PIMCO Advisors as the supervisory partner, and Cadence Capital Management Inc. as the managing partner. The predecessor investment adviser to Cadence commenced operations in 1988. Cadence is located at Exchange Place, 53 State Street, Boston, Massachusetts 02109. Cadence provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Cadence had combined assets, as of September 30, 1998, of approximately $6.1 billion.

NFJ
---

    Pursuant to a Portfolio Management Agreement between the Adviser and NFJ, NFJ provides investment advisory services to the Equity Income Fund, the Value Fund, the Value 25 Fund, the Small-Cap Value Fund, and a portion of the Balanced
Fund allocated by the Adviser for investment in common stocks.   For the
services provided, the Adviser (not the Trust) pays NFJ a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): .35% for the Equity Income Fund, 40% for the Value 25 Fund,
 .35% for the Value Fund, .35% for the portion of the Balanced Fund allocated to NFJ for investment in common stock, and .50% for the Small-Cap Value Fund.

    NFJ is an investment management firm organized as a general partnership. NFJ is the successor investment adviser to NFJ Investment Group, Inc., a wholly owned subsidiary of PFAMCo. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management Inc. as the managing partner. The predecessor investment adviser to NFJ commenced operations in 1989. NFJ is located at 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by NFJ had combined assets, as of September 30, 1998, of approximately $2.2 billion.

Columbus Circle
---------------

    Pursuant to a Portfolio Management Agreement between the Adviser and Columbus Circle, Columbus Circle provides investment advisory services to the Renaissance, Growth, Target, Opportunity, Innovation, Core Equity, Mid-Cap Equity, and International Growth Funds. For the services provided, the Adviser (not the Trust) pays Columbus Circle a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular
Fund): .34% for the Growth Fund, .36% for the Target Fund, .38% for the Renaissance Fund, .38% for the Innovation Fund, .47% for the Core Equity Fund,
 .48% for the Opportunity Fund, .53% for the Mid-Cap Equity Fund, and .75% for the International Growth Fund.

    Columbus Circle is an investment management firm organized as a general partnership. Columbus Circle is the successor investment adviser to the Columbus Circle Investors Division of Thomson Advisory Group L.P.

("TAG"). Columbus Circle has two partners: PIMCO Advisors as the supervisory partner, and Columbus Circle Investors Management Inc. as the managing partner. Columbus Circle's ultimate predecessor commenced operations in 1975. Columbus Circle is located at Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle manages discretionary accounts for institutions, including corporate, government and union pension and profit-sharing plans, foundations and educational institutions. Accounts managed by Columbus Circle had combined assets, as of September 30, 1998, of $7.8 billion.

Blairlogie
----------

    Pursuant to a Portfolio Management Agreement between the Adviser and Blairlogie, Blairlogie provides investment advisory services to the International, International Developed and Emerging Markets Funds. For the services provided, the Adviser (not the Trust) pays Blairlogie a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): .40% for the International Fund, .50% for the International Developed Fund, and .75% for the Emerging Markets Fund.


    Blairlogie is an investment management firm organized as a limited partnership under the laws of the United Kingdom. Blairlogie is the successor investment adviser to Blairlogie Capital Management Ltd., an indirect subsidiary of PFAMCo, which commenced operations in 1992. Blairlogie has two general partners and one limited partner. The general partners are PIMCO Advisors, which serves as the supervisory partner, and Blairlogie Holdings Limited, a wholly-owned subsidiary of PIMCO Advisors, which serves as the managing partner. The limited partner is Blairlogie Partners L.P., a limited partnership, the general partner of which is Pacific Asset Management LLC (a subsidiary of Pacific Life Insurance Company), and the limited partners of which are the principal executive officers of Blairlogie Capital Management. Blairlogie is located at 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland. Blairlogie provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Blairlogie had combined assets, as of September 30, 1998, of approximately $700 million.

    It is anticipated that PIMCO Advisors will sell substantially all of its ownership interest in Blairlogie to Alleghany Asset Management, Inc. on or before March 31, 1999 (the "Blairlogie Transaction"). The Blairlogie Transaction is subject to a number of conditions, including approval by the shareholders of the Emerging Markets and International Developed Funds.

    In connection with the anticipated Blairlogie Transaction, it is proposed that the Emerging Markets and International Developed Funds (the "Transferring Funds") will transfer all of their assets and liabilities to newly formed series of Alleghany Funds to be managed by Blairlogie (the proposed transactions are referred to as "Reorganizations"). The proposed Reorganizations are subject to a number of conditions, including approval by the Trust's Board of Trustees and the shareholders of the Transferring Funds.

    In addition, PIMCO Advisors has determined to terminate its portfolio management agreement with Blairlogie with respect to the International Fund, effective on or about the date of the Blairlogie Transaction. Under the Trust's investment advisory agreement, PIMCO Advisors would then assume full responsibility for managing the International Fund's portfolio.

Van Eck
-------

    Pursuant to a Portfolio Management Agreement between the Adviser and Van Eck, Van Eck provides investment advisory services to the Precious Metals Fund. For the Services provided, the Adviser (not the Trust) pays Van Eck a monthly fee at the annual rate of .35% based on the average daily net assets of the Precious Metals Fund.

    Van Eck is a Delaware corporation registered as an investment adviser with the SEC. Van Eck and its affiliates advise other mutual funds and private accounts. Van Eck is controlled by John C. van Eck who, along with members of his immediate family, owns 100% of the stock of Van Eck. Van Eck is located at 99 Park Avenue, New York, New

York 10001. Accounts managed by Van Eck had combined assets, as of September 30, 1998, of approximately $1.2 billion.

    PIMCO Advisors determines the allocation of the Balanced Fund's assets among the various asset classes and types of securities in which the Fund invests. PIMCO Advisors reserves the right to allocate a portion of the Fund's assets for investment in money market instruments and reserves the right to manage the investment of such assets.


    For the fiscal years ended June 30, 1998, June 30, 1997 and June 30, 1996 (the fiscal year ended June 30, 1996 being an eight-month period), the amount of portfolio management fees paid by the Adviser (or its predecessor) to the applicable Portfolio Manager (or its predecessor) for each of the Funds was as follows:

                                    YEAR          YEAR        PERIOD
                                    ENDED         ENDED       ENDED
                                  06/30/98      06/30/97    06/30/96
                                  --------      --------    --------
Equity Income Fund              $   618,529  $   492,429  $  425,899
Value Fund                          739,776      388,966      65,873
Small-Cap Value Fund              1,162,608      224,788     156,721
Core Equity Fund                    416,205      215,998     136,615
Mid-Cap Equity Fund                  45,391       45,074      23,814
Capital Appreciation Fund         2,821,614    1,714,191     883,498
Mid-Cap Growth Fund               2,039,356    1,059,242     617,546
Micro-Cap Growth Fund             2,539,086    1,325,695     669,726
Small-Cap Growth Fund               370,606      311,280     426,098
Enhanced Equity Fund                155,141      268,021     274,512
Emerging Markets Fund               307,963      501,411     385,438
International Developed Fund        544,208      478,789     237,138
Balanced Fund                       212,532      228,898     161,345
Renaissance Fund*                 1,906,366      575,288         N/A
Growth Fund*                      6,344,197    2,544,364         N/A
Target Fund*                      4,324,681    1,869,073         N/A
Opportunity Fund*                 3,819,591    1,709,827         N/A
Innovation Fund*                  1,186,016      435,246         N/A
International Fund*                 671,040      348,938         N/A
International Growth Fund**          11,650          N/A         N/A
Precious Metal Fund*                 96,785       66,070         N/A
Tax Exempt Fund*                    144,515       66,756         N/A
                                -----------  -----------  ----------
TOTAL                           $30,477,856  $14,870,344  $4,464,223


_______________

*Amounts for the year ended June 30, 1997 are for the period 1/18/97 through 6/30/97.
**Amounts for the year ended June 30, 1998 are for the period 12/31/97 through 6/30/98.

    The Adviser paid the Portfolio Managers for the predecessors of the Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds (each of which is a former series of PAF which reorganized as a Fund of the Trust on January 17, 1997) the following amounts for the fiscal period ended January 17, 1997 and the fiscal year ended September 30, 1996 under separate sub-advisory agreements between the Adviser and the relevant Portfolio Manager:


                                   10/1/96       YEAR
                                      TO        ENDED
FUND                               1/17/97     09/30/96
----                               -------     --------
Renaissance Fund                $  326,864  $   813,816
Growth Fund                      1,685,284    4,993,770
Target Fund                      1,292,168    3,647,884
Opportunity Fund                   949,192    3,091,788
Innovation Fund                    272,772      531,792
International Fund                 268,824      936,304
Precious Metals Fund                53,837      198,985
Tax Exempt Fund                     49,512      166,675
                                ----------  -----------
TOTAL                           $4,898,453  $14,381,014


FUND ADMINISTRATOR

    In addition to its services as Adviser, PIMCO Advisors serves as administrator (and is referred to in this capacity as the "Administrator") to the Funds and Portfolios pursuant to an administration agreement (the "Administration Agreement") with the Trust. The Administrator provides or procures administrative services to the Funds and Portfolios, which include clerical help and accounting, bookkeeping, internal audit services and certain other services they require, and preparation of reports to the Trust's shareholders and regulatory filings. PIMCO Advisors has retained Pacific Investment Management as sub-administrator to provide such services pursuant to a sub-administration agreement (the "Sub-Administration Agreement"). PIMCO Advisors may also retain other affiliates to provide such services. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Funds and Portfolios, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear these expenses, at the following annual rates for each Fund and Portfolio (each expressed as a percentage of the Fund's or Portfolio's average daily net assets attributable to the indicated class or classes of shares on an annual basis):

                            ADMINISTRATIVE FEE RATE
                            -----------------------

                              INSTITUTIONAL               CLASS A, CLASS B,
                             ADMINISTRATIVE                  AND CLASS C                     CLASS D
                                CLASSES*                       SHARES*                      SHARES**
                                --------                       -------                      --------
Equity Income Fund                .25%        .40% of first $2.5 billion                      .65%
                                              .35% of amounts in excess of $2.5 billion
Tax-Efficient Equity Fund         .25%        .40% of first $2.5 billion                      .65%
                                              .35% of amounts in excess of $2.5 billion
Value Fund                        .25%        .40% of first $2.5 billion                      .65%
                                              .35% of amounts in excess of $2.5 billion
Small-Cap Value Fund              .25%        .40% of first $2.5 billion                       N/A
                                              .35% of amounts in excess of $2.5 billion
Core Equity Fund                  .25%                           N/A                           N/A
Mid-Cap Equity Fund               .25%                           N/A                           N/A
Value 25 Fund                     .25%        .40% of first $2.5 billion                       N/A
                                              .35% of amounts in excess of $2.5 billion

                              INSTITUTIONAL               CLASS A, CLASS B,
                             ADMINISTRATIVE                  AND CLASS C                     CLASS D
                                CLASSES*                       SHARES*                      SHARES**
                                --------                       -------                      --------
Capital Appreciation Fund         .25%        .40% of first $2.5 billion                      .65%
                                              .35% of amounts in excess of $2.5 billion
Mid-Cap Growth Fund               .25%        .40% of first $2.5 billion                      .65%
                                              .35% of amounts in excess of $2.5 billion
Micro-Cap Growth Fund             .25%                           N/A                           N/A
Small-Cap Growth Fund             .25%                           N/A                           N/A
Enhanced Equity Fund              .25%                           N/A                           N/A
Emerging Markets Fund             .50%        .65% of first $2.5 billion                       N/A
                                              .60% of amounts in excess of $2.5 billion
International Development         .50%        .65% of first $2.5 billion                       N/A
 Fund                                         .60% of amounts in excess of $2.5 billion

Balanced Fund                     .25%        .40% of first $2.5 billion                       N/A
                                              .35% of amounts in excess of $2.5 billion
Renaissance Fund                  .25%        .40% of first $2.5 billion                      .65%
                                              .35% of amounts in excess of $2.5 billion
Growth Fund                        N/A        .40% of first $2.5 billion                       N/A
                                              .35% of amounts in excess of $2.5 billion
Target Fund                        N/A        .40% of first $2.5 billion                       N/A
                                              .35% of amounts in excess of $2.5 billion
Opportunity Fund                   N/A        .40% of first $2.5 billion                       N/A
                                              .35% of amounts in excess of $2.5 billion
Innovation Fund                   .25%        .40% of first $2.5 billion                      .65%
                                              .35% of amounts in excess of $2.5 billion
International Fund                .50%        .65% of first $2.5 billion                       N/A
                                              .60% of amounts in excess of $2.5 billion
International Growth Fund         .50%                           N/A                           N/A
Precious Metals Fund               N/A        .45% of first $2.5 billion                       N/A
                                              .40% of amounts in excess of $2.5 billion
Tax-Efficient Structured           N/A                           N/A                           N/A
 Emerging Markets Fund
Structured Emerging               .50%                           N/A                           N/A
 Markets Fund
90/10 Portfolio                    N/A        .40% of first $2.5 billion                       N/A
                                              .35% of amounts in excess of $2.5 billion
60/40 Portfolio                    N/A        .40% of first $2.5 billion                       N/A
                                              .35% of amounts in excess of $2.5 billion
30/70 Portfolio                    N/A        .40% of first $2.5 billion                       N/A
                                              .35% of amounts in excess of $2.5 billion

* The Administrator receives administrative fees based on a Fund's or Portfolio's average daily net assets attributable in the aggregate to its Institutional and Administrative Class shares on the one hand, and to its Class A, Class B and Class C shares on the other.

** As described below, the Administration Agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of up to .25% of the
 .65% Class D Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

     Except for the expenses paid by the Administrator, the Trust bears all costs of its operations. The Trust is responsible for the following expenses:
(i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, Pacific Investment Management, or their subsidiaries or affiliates;
(ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO Advisors, any Portfolio Manager, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principals; and
(viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

     Class-specific expenses include distribution and/or service fees payable with respect to the Class A, Class B, Class C, Class D or Administrative Class shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust's Amended and Restated Multi-Class Plan (the "Multi-Class Plan") adopted pursuant to Rule 18f-3 under the 1940 Act, which is subject to review and approval by the Trustees. It is not presently anticipated that any expenses other than distribution and/or service fees and administrative fees will be allocated on a class-specific basis.

     The Administration Agreement may be terminated by the Trust at any time by vote of (1) a majority of the Trustees, (2) a majority of the outstanding voting securities of the Trust, or (3) with respect to the Renaissance, Growth, Target, Opportunity, Innovation, International and Precious Metals Funds, by a majority of the Trustees who are not interested persons of the Trust or PIMCO Advisors, on 60 days' written notice to PIMCO Advisors.

     Under the Administration Agreement, the Administrator or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms' services (normally not to exceed an annual rate of .35% of a Fund's average daily net assets attributable to Class D shares purchased through such firms). The Administration Agreement includes a plan specific to Class D shares which has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for payment of up to .25% per annum of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. See "Distribution of Trust Shares - Plan for Class D Shares."

     After an initial two-year term, the Sub-Administration Agreement will continue from year to year upon the approval of the parties thereto. The Sub-Administration Agreement may be terminated at any time by PIMCO Advisors or Pacific Investment Management upon 60 days' written notice to the other party and, with respect to the services rendered to the Trust, at any time by vote of a majority of the disinterested Trustees of the Trust. The Sub-Administration Agreement will also terminate upon termination of the Administration Agreement.

     For the fiscal years ended June 30, 1998, June 30, 1997 and June 30, 1996 (the fiscal year ended June 30, 1996 being an eight-month period), the aggregate amount of the administration fees paid by the Funds was as follows (Class A, Class B and Class C shares were not offered prior to January 17, 1997 and Class D shares were not offered during the periods listed):

                                     YEAR          YEAR       PERIOD
                                     ENDED                     ENDED
                                   ENDED FUND    06/30/98    06/30/97
                                                 --------    --------
                                    06/30/96
                                    --------
Equity Income Fund              $   487,106  $   311,798  $  236,611
Value Fund                          720,965      318,624      36,596
Small-Cap Value Fund                850,182      114,067      65,176
Core Equity Fund                    221,386      102,634      63,942
Mid-Cap Equity Fund                  21,411       19,291      14,011
Capital Appreciation Fund         2,144,151    1,093,013     490,803
Mid-Cap Growth Fund               1,722,412      729,997     342,880
Micro-Cap Growth Fund               551,975      278,025     133,934
Small-Cap Growth Fund               102,410       81,774     106,715
Enhanced Equity Fund                110,815      161,982     151,842
Emerging Markets Fund               208,654      312,540     259,300
International Developed Fund        555,314      437,490     244,350
Balanced Fund                       186,627      170,134     130,017
Renaissance Fund*                 2,006,144      605,566         N/A
Growth Fund*                      7,463,761    2,993,370         N/A
Target Fund*                      4,805,201    2,076,748         N/A
Opportunity Fund*                 3,182,992    1,424,856         N/A
Innovation Fund*                  1,248,438      458,154         N/A
International Fund*               1,090,440      567,025         N/A
International Growth Fund**          14,562          N/A         N/A
Precious Metals Fund*               124,438       84,947         N/A
Tax Exempt Fund*                    193,724       89,008         N/A
                                -----------  -----------  ----------
TOTAL                           $28,013,108  $12,431,043  $2,276,177


____________________

*Amounts for the year ended June 30, 1997 are for the period from 1/17/97 through 6/30/97.
**Amounts for the year ended June 30, 1998 are for the period from 12/31/97 through 6/30/98.

     The predecessor series of the Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds (each a series of PAF which reorganized as a Fund of the Trust on January 17, 1997) received administrative services during fiscal years 1997 and 1996 under separate management contracts between the Adviser and PAF on behalf of each such series. See "Investment Adviser" above for the amounts paid to the Adviser by these series under such management contracts during fiscal years 1997 and 1996.

     Shares of the Portfolios were not offered during the periods listed above.

                         DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan


     PIMCO Funds Distributors LLC (the "Distributor") serves as the distributor of each class of the Trust's shares pursuant to a distribution contract (the "Distribution Contract") with the Trust. The Distributor is a wholly-owned subsidiary of PIMCO Advisors. The Distribution Contract is terminable with respect to a Fund, Portfolio or class or shares without penalty, at any time, by the Fund, Portfolio or class by not more than 60 days' nor less than 30 days' written notice to the Distributor, or by the Distributor upon not more than 60 days' nor less than 30 days' written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

     The Distribution Contract will continue in effect with respect to each Fund and Portfolio, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Fund, Portfolio or class, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect interest financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below, by vote cast in person at a meeting called for the purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds, Portfolios or classes, it may continue in effect with respect to any Fund, Portfolio or class as to which it has not been terminated (or has been renewed).

     The Trust currently offers up to six classes of shares of each of the
Funds: Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares. The Trust currently offers Class A, Class B and Class C shares of each Portfolio.

     Class A, Class B and Class C shares of the Trust are offered through firms ("participating brokers") which are members of the National Association of Securities Dealers, Inc. ("NASD"), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor ("introducing brokers").


     Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of PIMCO Funds: Multi-Manager Series in particular investment products, programs or accounts for which a fee may be charged.

     Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Funds). Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.


     Under the Trust's Multi-Class Plan, shares of each class of each Fund and Portfolio represent an equal pro rata interest in the Fund or Portfolio and, generally, have identical voting, dividend, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; and (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

CONTINGENT DEFERRED SALES CHARGE AND INITIAL SALES CHARGE


     As described in the Class A, B and C Prospectus and the Retail Portfolio Prospectus under the caption "How to Redeem," a contingent deferred sales charge is imposed upon certain redemptions of Class A, Class B and

Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a series-by-series basis, shareholders should consider whether to exchange shares of one Fund or Portfolio for shares of another Fund or Portfolio prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemption.

     During the fiscal years ended June 30, 1998 and June 30, 1997, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares, Class B shares and Class C shares:

                                YEAR      YEAR
                               ENDED     ENDED
CLASS                          6/30/98   6/30/97
-----                          -------   -------
Class A                       $  2,273  $ 40,456
Class B                       $945,353  $789,851
Class C                       $480,061  $533,975


     Shares of the Portfolios were first offered beginning October 1, 1998.

     The Funds did not offer Class A, B and C shares in fiscal years prior to the fiscal year ended June 30, 1997. However, during the fiscal year ended September 30, 1996, the Distributor received the following amounts in contingent deferred sales charges on shares of series of PAF which reorganized as the following Funds of the Trust: Class A shares: Growth - $9,168, Target - $14 and
                              --------------
Opportunity - $4,190.  Class B shares:   Renaissance - $8,722, Growth - $37,445,
                       --------------
Target - $31,670, Innovation - $36,477, International - $6,359, Precious Metals
- $1,179 and Tax Exempt - $4,055.  Class C shares:   Renaissance - $12,809,
                                   --------------
Growth - $124,264, Target - $89,334, Opportunity -$37,154, Innovation - $29,110,
International - $22,016, Precious Metals - $15,384 and Tax Exempt - $1,596.

     As described in the Class A, B and C Prospectus and the Retail Portfolio Prospectus under the caption "Alternative Purchase Arrangements - Initial Sales Charge Alternative - Class A Shares," Class A shares of the Trust are sold pursuant to an initial sales charge, which declines as the amount of the purchase reaches certain defined levels. For the fiscal years ended June 30, 1998 and June 30, 1997, the Distributor received an aggregate of $4,878,434 and $2,927,636, respectively, and retained an aggregate of $506,878 and $369,546, respectively, in initial sales charges paid by Class A shareholders of the Trust.

     The Trust did not offer Class A shares in fiscal years prior to the fiscal year ended June 30, 1997. However, during the fiscal year ended September 30, 1996, the Distributor received the following amounts in initial sales charges paid by shareholders of PAF series which reorganized as the following Funds of the Trust: Renaissance - $205,419, Growth - 549,330, Target - $852,363, Opportunity - $176,391, Innovation - $685,093, International - $91,177, Precious Metals - $72,503 and Tax Exempt - $37,180, and retained the following amounts:
Renaissance - $27,477, Growth - $83,657, Target - $126,693, Opportunity - $29,605, Innovation - $114,091, International - $13,871, Precious Metals - $7,738 and Tax Exempt - $3,140.

DISTRIBUTION AND SERVICING PLANS FOR CLASS A, CLASS B AND CLASS C SHARES


     As stated in the Class A, B and C Prospectus and the Retail Portfolio Prospectus under the caption "Distributor and Distribution and Servicing Plans," Class A, Class B and Class C shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

     Pursuant to separate Distribution and Servicing Plans for Class A, Class B and Class C shares (the "Retail Plans"), the Distributor receives (i) in connection with the distribution of Class B and Class C shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B and Class C shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth in the Class A, B and C Prospectus and the Retail Portfolio Prospectus, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B and Class C shares as to which no distribution and servicing fees were paid on account of such limitations. The Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Trust to participating and introducing brokers, certain banks and other financial intermediaries.

     Each Retail Plan may be terminated with respect to any Fund or Portfolio to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract ("disinterested Retail Plan Trustees"), or by vote of a majority of the outstanding voting securities of the relevant class of that Fund or Portfolio. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund or Portfolio to which the Plan relates requires approval by the affected class of shareholders of that Fund or Portfolio. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Trustees, including a majority of the disinterested Retail Plan Trustees, cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

     The Retail Plans will continue in effect with respect to each Fund and Portfolio, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Retail Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.

     If a Retail Plan is terminated (or not renewed) with respect to one or more Funds or Portfolios, or classes thereof, it may continue in effect with respect to any class of any Fund or Portfolio as to which it has not been terminated (or has been renewed).

     The Trustees believe that the Retail Plans will provide benefits to the Trust. In this regard, the Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the expenses of the Funds and Portfolios are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing expense ratios and/or by affording greater flexibility to Portfolio Managers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B and Class C shares of the Trust, and in connection with the servicing of Class B and Class C shareholders and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds and Portfolios to continue payments of distribution and servicing fees in the future with respect to Class B and Class C shares.

PAYMENTS PURSUANT TO CLASS A PLANS


     For the fiscal years ended June 30, 1998 and June 30, 1997, the Trust paid the Distributor an aggregate of $2,017,316 and $1,147,572, respectively, pursuant to the Class A Retail Plan. Such payments were allocated among the operational Funds as follows (shares of the Portfolios were initially offered beginning October 1, 1998):

                                 YEAR ENDED  YEAR ENDED
FUND                              06/30/98    06/30/97
----                              --------    --------
Equity Income Fund               $  20,227   $     938
Value Fund                          46,720      14,876
Small-Cap Value Fund                91,688       2,770
Core Equity Fund                       N/A         N/A
Mid-Cap Equity Fund                    N/A         N/A
Capital Appreciation Fund           75,035       5,510
Mid-Cap Growth Fund                 72,631      12,246
Micro-Cap Growth Fund                  N/A         N/A
Small-Cap Growth Fund                  N/A         N/A
Enhanced Equity Fund                   N/A         N/A
Emerging Markets Fund                  697         108
International Developed Fund         2,903         169
Balanced Fund                       12,278         173
Renaissance Fund                   130,230      53,527
Growth Fund                        403,013     290,828
Target Fund                        394,300     288,012
Opportunity Fund                   531,993     320,127
Innovation Fund                    164,089      99,910
International Fund                  42,700      34,195
International Growth Fund              N/A         N/A
Precious Metals Fund                13,370      14,218
Tax Exempt Fund                     15,442       9,965

     During the fiscal year ended June 30, 1998, the amounts collected pursuant to the Class A Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $1,512,987; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal and operations), $504,329. The total, if allocated among the Funds, based on the net assets attributable to their Class A shares at June 30, 1998, would have been as follows:

                                              SALES MATERIAL
                                                AND OTHER
                                COMPENSATION     EXPENSES      TOTAL
                                ------------  --------------  --------
Equity Income Fund                  $ 15,170        $  5,057  $ 20,227
Value Fund                            35,040          11,680    46,720
Small-Cap Value Fund                  68,766          22,922    91,688
Core Equity Fund                         N/A             N/A       N/A
Mid-Cap Equity Fund                      N/A             N/A       N/A
Capital Appreciation Fund             56,276          18,759    75,035
Mid-Cap Growth Fund                   54,473          18,158    72,631
Micro-Cap Growth Fund                    N/A             N/A       N/A
Small-Cap Growth Fund                    N/A             N/A       N/A
Enhanced Equity Fund                     N/A             N/A       N/A
Emerging Markets Fund                    523             174       697
International Developed Fund           2,177             726     2,903
Balanced Fund                          9,208           3,070    12,278
Renaissance Fund                      97,672          32,558   130,230
Growth Fund                          302,260         100,753   403,013
Target Fund                          295,725          98,575   394,300
Opportunity Fund                     398,995         132,998   531,993
Innovation Fund                      123,067          41,022   164,089

International Fund                    32,025          10,675        42,700
International Growth Fund                N/A             N/A           N/A
Precious Metals Fund                  10,027           3,343        13,370
Tax Exempt Fund                       11,582           3,861        15,442

     The Trust did not offer Class A shares in fiscal years prior to the fiscal year ended June 30, 1997. For the fiscal year ended September 30, 1996, PAF paid the Distributor an aggregate of $1,556,119 pursuant to a Distribution and Servicing Plan applicable to the Class A shares of PAF (the "PAF Class A Plan"),
which is similar to the Class A Plan of the Trust.   Such payments were
allocated among the predecessors of the following Funds (each of which was formerly a series of PAF which reorganized as a series of the Trust on January 17, 1997) as follows:

                                YEAR ENDED
                              SEPT. 30, 1996
                              --------------
Renaissance Fund                    $ 38,973
Growth Fund                          351,506
Target Fund                          338,598
Opportunity Fund                     308,794
Innovation Fund                       88,089
International Fund                    42,411
Precious Metals Fund                  21,416
Tax Exempt Fund                       10,288

     The remainder of the total payments made under the PAF Class A Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMS, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

PAYMENTS PURSUANT TO CLASS B PLANS

     For the fiscal years ended June 30, 1998 and June 30, 1997, the Trust paid the Distributor an aggregate of $4,549,168 and $1,670,623, respectively, pursuant to the Class B Retail Plan. Such payments were allocated among the operational Funds as follows (shares of the Portfolios were initially offered beginning October 1, 1998):

                                        YEAR ENDED          YEAR ENDED
   FUND                                  06/30/98            06/30/97
   ----                                  --------            --------
Equity Income Fund                       $  80,992           $   5,019
Value Fund                                 311,768             101,067
Small-Cap Value Fund                       611,536              17,419
Core Equity Fund                               N/A                 N/A
Mid-Cap Equity Fund                            N/A                 N/A
Capital Appreciation Fund                  165,015               5,077
Mid-Cap Growth Fund                        528,760             104,374
Micro-Cap Growth Fund                          N/A                 N/A
Small-Cap Growth Fund                          N/A                 N/A
Enhanced Equity Fund                           N/A                 N/A
Emerging Markets Fund                        4,696                 633
International Developed Fund                21,969               2,256
Balanced Fund                               42,373               2,223
Renaissance Fund                           603,997             204,965
Growth Fund                                660,761             351,684
Target Fund                                727,857             450,009
Opportunity Fund                               N/A                 N/A

Innovation Fund                            629,537             332,295
International Fund                          85,359              53,098
International Growth Fund                      N/A                 N/A
Precious Metals Fund                        41,484              21,713
Tax Exempt Fund                             33,064              18,818

     During the fiscal year ended June 30, 1998, the amounts collected pursuant to the Class B Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $3,411,876; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $1,137,292. The total, if allocated among the Funds, based on the net assets attributable to their Class B shares at June 30, 1998, would have been as follows:

                                                      SALES MATERIAL
                                                        AND OTHER
                                   COMPENSATION         EXPENSES         TOTAL
                                   ------------      --------------      -----
Equity Income Fund                     $ 60,744            $ 20,248     $ 80,992
Value Fund                              233,826              77,942      311,768
Small-Cap Value Fund                    458,652             152,884      611,536
Core Equity Fund                            N/A                 N/A          N/A
Mid-Cap Equity Fund                         N/A                 N/A          N/A
Capital Appreciation Fund               123,761              41,254      165,015
Mid-Cap Growth Fund                     396,570             132,190      528,760
Micro-Cap Growth Fund                       N/A                 N/A          N/A
Small-Cap Growth Fund                       N/A                 N/A          N/A
Enhanced Equity Fund                        N/A                 N/A          N/A
Emerging Markets Fund                     3,522               1,174        4,696
International Developed Fund             16,477               5,492       21,969
Balanced Fund                            31,780              10,593       42,373
Renaissance Fund                        452,998             150,999      603,997
Growth Fund                             495,571             165,190      660,761
Target Fund                             545,893             181,964      727,857
Opportunity Fund                            N/A                 N/A          N/A
Innovation Fund                         472,153             157,384      629,537
International Fund                       64,020              21,340       85,359
International Growth Fund                   N/A                 N/A          N/A
Precious Metals Fund                     31,113              10,371       41,484
Tax Exempt Fund                          24,798               8,266       33,064

     The Trust did not offer Class B shares in fiscal years prior to the fiscal year ended June 30, 1997. For the fiscal year ended September 30, 1996, PAF paid the Distributor an aggregate of $1,839,931 pursuant to a Distribution and Servicing Plan applicable to the Class B shares of PAF (the "PAF Class B Plan"), which is similar to the Class B Plan of the Trust. Such payments were allocated among the predecessors of the following Funds (each of which was formerly a series of PAF which reorganized as a series of the Trust on January 17, 1997) as follows:

                                     YEAR ENDED
                                   SEPT. 30, 1996
                                   --------------
Renaissance Fund                         $ 62,195
Growth Fund                               211,778
Target Fund                               241,125
Opportunity Fund                              N/A
Innovation Fund                           166,747

International Fund                        289,719
Precious Metals Fund                       14,083
Tax Exempt Fund                            14,673

     The remainder of the total payments made under the PAF Class B Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMS, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

PAYMENTS PURSUANT TO CLASS C PLANS

     For the fiscal years ended June 30, 1998 and June 30, 1997, the Trust paid the Distributor an aggregate of $42,819,673 and $28,944,078, respectively, pursuant to the Class C Retail Plan. Such payments were allocated among the operational Funds as follows (shares of the Portfolios were initially offered beginning October 1, 1998):

                                         YEAR ENDED          YEAR ENDED
    FUND                                  06/30/98            06/30/97
    ----                                  --------            --------
Equity Income Fund                      $  139,875          $   13,919
Value Fund                                 784,829             245,893
Small-Cap Value Fund                       814,232              39,558
Core Equity Fund                               N/A                 N/A
Mid-Cap Equity Fund                            N/A                 N/A
Capital Appreciation Fund                  392,705              28,078
Mid-Cap Growth Fund                        951,993             197,365
Micro-Cap Growth Fund                          N/A                 N/A
Small-Cap Growth Fund                          N/A                 N/A
Enhanced Equity Fund                           N/A                 N/A
Emerging Markets Fund                       14,813               5,070
International Developed Fund                40,459               4,936
Balanced Fund                               41,412               1,876
Renaissance Fund                         3,887,867           2,024,245
Growth Fund                             16,386,591          11,107,219
Target Fund                              9,707,945           7,238,372
Opportunity Fund                         5,829,510           4,950,118
Innovation Fund                          1,834,958           1,149,018
International Fund                       1,421,443           1,354,452
International Growth Fund                      N/A                 N/A
Precious Metals Fund                       181,565             255,508
Tax Exempt Fund                            389,476             328,451

     During the fiscal year ended June 30, 1998, the amounts collected pursuant to the Class C Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $32,114,755; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal and operations), $10,704,918. The total, if allocated among the Funds, based on the net assets attributable to their Class C shares at June 30, 1998, would have been as follows:

                                                  SALES MATERIAL
                                                    AND OTHER
                                COMPENSATION         EXPENSES          TOTAL
                                ------------      --------------       -----
Equity Income Fund                $  104,906          $   34,969    $   139,875
Value Fund                           588,622             196,207        784,829
Small-Cap Value Fund                 610,674             203,558        814,232

Core Equity Fund                         N/A                 N/A            N/A
Mid-Cap Equity Fund                      N/A                 N/A            N/A
Capital Appreciation Fund            294,529              98,176        392,705
Mid-Cap Growth Fund                  713,995             237,998        951,993
Micro-Cap Growth Fund                    N/A                 N/A            N/A
Small-Cap Growth Fund                    N/A                 N/A            N/A
Enhanced Equity Fund                     N/A                 N/A            N/A
Emerging Markets Fund                 11,110               3,703         14,813
International Developed Fund          30,344              10,115         40,459
Balanced Fund                         31,059              10,353         41,412
Renaissance Fund                   2,915,900             971,967      3,887,867
Growth Fund                        2,289,943           4,096,648     16,386,591
Target Fund                        7,280,959           2,426,986      9,707,945
Opportunity Fund                   4,372,132           1,457,378      5,829,510
Innovation Fund                    1,376,218             458,740      1,834,958
International Fund                 1,066,082             355,361      1,421,443
International Growth Fund                N/A                 N/A            N/A
Precious Metals Fund                 136,174              45,391        181,565
Tax Exempt Fund                      292,107              97,369        389,476

     The Trust did not offer Class C shares in fiscal years prior to the fiscal year ended June 30, 1997. For the fiscal year ended September 30, 1996, PAF paid the Distributor an aggregate of $41,704,155 pursuant to a Distribution and Servicing Plan applicable to the Class C shares of PAF (the "PAF Class C Plan"), which is similar to the Class C Plan of the Trust. Such payments were allocated among the predecessors of the following Funds (each of which was formerly a series of PAF Fund which reorganized as a series of the Trust on January 17,
1997) as follows:

                                Year Ended
                              Sept. 30, 1996
                              --------------
Renaissance Fund                 $ 1,965,449
Growth Fund                       13,593,775
Target Fund                        8,684,223
Opportunity Fund                   7,455,633
Innovation Fund                      899,377
International Fund                 1,858,512
Precious Metals Fund                 430,849
Tax Exempt Fund                      499,738

     The remainder of the total payments made under the PAF Class C Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMS, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

     From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B and Class C shares of the Funds, and in connection with the servicing of Class A, Class B and Class C shareholders of the Funds and the maintenance of Class A, Class B and Class C shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor. Class A, Class B and Class C Distribution and Servicing Plans, which are similar to the Trust's current Plans, were in effect prior to January 17, 1997 in respect of series of PIMCO Advisors Funds that were predecessors of certain of the Funds listed below. The remaining Funds did not offer Class A, Class B or Class C shares prior to January 17, 1997. As of June 30, 1998, such expenses were approximately $11,946,000 in excess of payments under the Class A Plan, $22,583,000 in excess of payments under the Class B Plan and $2,252,000 in excess of payments under the Class C Plan.

     The allocation of such excess (on a pro rata basis) among the Funds listed below as of June 30, 1998 was as follows:

Fund                                    Class A         Class B      Class C
----                                    -------         -------      -------
Balanced Fund                          $  114,354      $  311,366    $  4,119
Capital Appreciation Fund                 864,192       1,414,624      34,818
Emerging Markets Fund                       5,052          13,321         569
Equity Income Fund                        153,514         524,983      11,208
Growth Fund                             2,217,715       2,796,317     905,533
Innovation Fund                         1,055,088       2,811,646     106,466
International Developed Fund               58,174         105,611       3,110
International Fund                        216,026         322,227      88,277
Mid-Cap Growth Fund                       677,693       2,930,058      68,372
Opportunity Fund                        2,412,474              --     243,645
Precious Metals Fund                       43,292         132,484       6,856
Renaissance Fund                        1,010,427       3,479,893     228,385
Small-Cap Value Fund                      889,489       3,634,823      63,450
Target Fund                             1,969,040       2,846,350     464,235
Value Fund                                259,521       1,239,508      42,059

     The allocation of such excess (on a pro rata basis) among the Funds, calculated as a percentage of net assets of each Fund listed below as of June 30, 1998, was as follows:

Fund                                    Class A        Class B        Class C
----                                    -------        -------        -------
Balanced Fund                              1.19%          3.47%          0.05%
Capital Appreciation Fund                  1.19           3.47           0.05
Emerging Markets Fund                      1.19           3.47           0.05
Equity Income Fund                         1.19           3.47           0.05
Growth Fund                                1.19           3.47           0.05
Innovation Fund                            1.19           3.47           0.05
International Developed Fund               1.19           3.47           0.05
International Fund                         1.19           3.47           0.05
Mid-Cap Growth Fund                        1.19           3.47           0.05
Opportunity Fund                           1.19             --           0.05
Precious Metals Fund                       1.19           3.47           0.05
Renaissance Fund                           1.19           3.47           0.05
Small-Cap Value Fund                       1.19           3.47           0.05
Target Fund                                1.19           3.47           0.05
Value Fund                                 1.19           3.47           0.05

DISTRIBUTION AND ADMINISTRATIVE SERVICES PLANS FOR ADMINISTRATIVE CLASS SHARES

     The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of each Fund. The Trust also has adopted a Distribution Plan (together with the Administrative Services Plan, the "Administrative Plans") with respect to the Administrative Class shares of each Fund except the Emerging Markets, Capital Appreciation and Mid-Cap Growth Funds, which are not subject to such Distribution Plan. The Portfolios do not currently offer Administrative Class Shares.

     Under the terms of the Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each applicable Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

     Under the terms of the Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

     The same entity may be the recipient of fees under both the Administrative Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets.

     Each Administrative Plan provides that it may not be amended to increase materially the costs which Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and

(ii) those Trustees ("disinterested Administrative Plan Trustees") who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

     Each Administrative Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Administrative Plan Trustees. The Administrative Class Distribution Plan further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the Administrative Class.

     Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Administrative Plan Trustees. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more than 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Administrative Plan requires that Administrative Class shares incur no interest or carrying charges.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to both Administrative Plans will qualify as "service fees" and therefore will not be limited by NASD rules.

PAYMENTS PURSUANT TO ADMINISTRATIVE DISTRIBUTION PLAN

     [For the fiscal years ended June 30, 1998 and June 30, 1997, the Trust made no payments pursuant to the Administrative Distribution Plan. The Administrative Distribution Plan was not in effect in prior fiscal years.]

PAYMENTS PURSUANT TO ADMINISTRATIVE SERVICES PLAN

     For the fiscal years ended June 30, 1998 and June 30, 1997, the Trust paid qualified service providers an aggregate of $502,216 and $132,422, respectively, pursuant to the Administrative Services Plan. Such payments were allocated among the operational Funds as follows:

                                        YEAR ENDED          YEAR ENDED
FUND                                     06/30/98            06/30/97
----                                     --------            --------
Equity Income Fund                       $  25,885           $  16,938
Value Fund                                  11,304                   0
Small-Cap Value Fund                        22,930              12,276
Core Equity Fund                           211,557              79,366
Mid-Cap Equity Fund                          1,846                   0
Capital Appreciation Fund                  137,462               3,297
Mid-Cap Growth Fund                         64,116               4,723
Micro-Cap Growth Fund                        8,918               1,898
Small-Cap Growth Fund                          536                 137
Enhanced Equity Fund                         9,207                   0
Emerging Markets Fund                        1,802                 582
International Developed Fund                 6,653              13,205
Balanced Fund                                    0                   0
Renaissance Fund                                 0                   0
Growth Fund                                      0                   0
Target Fund                                      0                   0
Opportunity Fund                                 0                   0
Innovation Fund                                  0                   0
International Fund                               0                   0
International Growth Fund                        0                   0
Precious Metals Fund                             0                   0
Tax Exempt Fund                                  0                   0

     The Trust believes that all of these amounts constituted "service fees" under applicable NASD rules. The Administrative Services Plan was not in effect in prior fiscal years.

PLAN FOR CLASS D SHARES

     As described above under "Management of the Trust - Fund Administrator," the Trust's Administration Agreement includes a plan (the "Class D Plan") adopted in conformity with Rule 12b-1 under the 1940 Act which provides for the payment of up to .25% of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

     Specifically, the Administration Agreement provides that the Administrator shall provide in respect of Class D shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisers ("Service Organizations")) some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations ("Special Class D Services"): (i) facilities for placing orders directly for the purchase of a Fund's Class D shares and tendering a Fund's Class D shares for redemption; (ii) advertising with respect to a Fund's Class D shares; (iii) providing information about the Funds; (iv) providing facilities to answer questions from prospective investors about the Funds; (v) receiving and answering correspondence, including requests for prospectuses and statements of additional information; (vi) preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; (vii) assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and (viii) shareholder services provided by a Service Organization that may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service Organization is a sponsor that relies on Rule 3a-4 under the 1940 Act; and providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations.

     The Administrator has entered into an agreement with the Distributor under which the Distributor is compensated for providing or procuring certain of the Special Class D Services at the rate of 0.25% per annum of all assets attributable to Class D shares sold through the Distributor.

     The Trust and the Administrator understand that some or all of the Special Class D Services provided pursuant to the Administration Agreement may be deemed to represent services primarily intended to result in the sale of Class D shares. The Administration Agreement includes the Class D Plan to account for this possibility. The Administration Agreement provides that any portion of the fees paid thereunder in respect of Class D shares representing reimbursement for the Administrator's and the Distributor's expenditures and internally allocated expenses in respect of Class D Services of any Fund shall not exceed the rate of 0.25% per annum of the average daily net assets of such Fund attributable to Class D shares.

     In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs which Class D shareholders may bear under the Plan without the approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees ("disinterested Class D Plan Trustees") who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class D shares and it shall continue in effect only so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Class D Plan Trustees.

     With respect to the Class D Plan, the Administration Agreement requires the Administrator to present reports as to out-of-pocket expenditures and internal expense allocations of the Administrator and the Distributor at least quarterly and in a manner that permits the disinterested Class D Plan Trustees to determine that portion of the Class D administrative fees paid thereunder which represents reimbursements in respect of Special Class D Services.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as "service fees" and therefore will not be limited by NASD rules.

PURCHASES, EXCHANGES AND REDEMPTIONS

     Purchases, exchanges and redemptions of the Trust's shares are discussed in the Class A, B and C Prospectus, the Class D Prospectus and the Retail Portfolio Prospectus under the headings "How to Buy Shares," "Exchange Privilege," and "How to Redeem," and in the Institutional Prospectus under the headings "Purchase of Shares," "Redemption of Shares," and "Net Asset Value."

     Certain clients of the Adviser or a Portfolio Manager whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

     One or more classes of shares of the Funds and Portfolios may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund or Portfolio, or class of shares thereof, are available for offer and sale in their state of domicile or residence. Shares of a Fund or Portfolio may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

     As described in the Class A, B, and C Prospectus, the Class D Prospectus and the Retail Portfolio Prospectus under the caption "Exchange Privilege," and in the Institutional Prospectus under the caption "Redemption of Shares," a shareholder may exchange shares of any Fund or Portfolio for shares of the same class of any other Fund or Portfolio of the Trust that is available for investment, or any series of PIMS, on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund or Portfolio. For example, if a shareholder invests in Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange, but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder's investment in the first Fund as described in the Class A, B and C Prospectus and the Retail Portfolio Prospectus under "Alternative Purchase Arrangements." With respect to Class B or Class C shares, or Class A shares subject to a contingent deferred sales charge, if less than all of an investment is exchanged, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund or Portfolio from which the exchange was made. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss.

     Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the New York Stock Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

     An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12 month period or in any calendar year. For instance, with respect to exchanges involving Class A, Class B, Class C or Class D shares, the Trust currently limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund or Portfolio, subsequently exchanges those shares for shares of a different Fund or Portfolio and then exchanges back into the originally purchased Fund or Portfolio. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund or Portfolio) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time.

     The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund or Portfolio not reasonably practicable.

     The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds and Portfolios, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem amounts in excess of the lesser of (i) or
(ii) above by payment in kind of securities held by the particular Fund or Portfolio.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount, the minimums of which are currently set at $250 for Class A, Class B and Class C shares, $2,000 for Class D shares, and $100,000 with respect to Institutional Class and Administrative Class shares. The Prospectuses may set forth higher minimum account balances for one or more classes from time to time depending upon the Trust's current policy. An investor will be notified that the value of the account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the specified amount before the redemption is processed. The Trust's Agreement and Declaration of Trust, as amended and restated (the "Declaration of Trust"), also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Funds and Portfolios may also charge periodic account fees for accounts that fall below minimum balances as described in the Prospectuses.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS

     Investment decisions for the Trust and for the other investment advisory clients of the Adviser and Portfolio Managers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's or the Portfolio Manager's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

     There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     The Adviser and/or each Portfolio Manager places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, the Adviser or Portfolio Manager uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser or Portfolio Manager, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Because the Portfolios invest exclusively in Institutional Class shares of Underlying PIMCO Funds, they generally do not pay brokerage commissions and related costs, but do indirectly bear a proportionate share of these costs incurred by the Underlying PIMCO Funds in which they invest.

     For the fiscal years ended June 30, 1998, June 30, 1997 and June 30, 1996 (the fiscal year ended June 30, 1996 being an eight-month period), the following amounts of brokerage commissions were paid by the Funds:

                                       YEAR                YEAR      PERIOD
                                       ENDED              ENDED       ENDED
                                      6/30/98            6/30/97     6/30/96
                                      -------            -------     -------
FUND
----
Equity Income Fund                  $   239,458     $   161,012   $  221,694
Value Fund                              437,002         203,403       65,062
Small-Cap Value Fund                    810,211         146,551       74,170
Capital Appreciation Fund             1,384,393         889,931      467,569
Mid-Cap Growth Fund                   1,115,609         634,436      382,764
Micro-Cap Growth Fund                   237,969         315,009      124,194
Small-Cap Growth Fund                    71,734         113,103       76,333
Enhanced Equity Fund                     61,193         196,460      114,363
Emerging Markets Fund                   238,241         591,312      622,328
International Developed Fund            326,193         498,041      306,741
Balanced Fund                            91,788         197,598       95,606
Core Equity Fund                        219,194         114,173       54,049
Mid-Cap Equity Fund                      44,404          31,940       16,691
Renaissance Fund*                     2,539,296         717,040          N/A
Growth Fund*                          4,154,740       2,632,126          N/A
Target Fund*                          5,577,623       2,584,198          N/A
Opportunity Fund*                     1,345,809       1,187,818          N/A
Innovation Fund*                        412,457         224,529          N/A
International Fund*                     785,827         748,412          N/A
International Growth Fund**              26,179             N/A          N/A
Precious Metals Fund*                    98,635          81,251          N/A
Tax Exempt Fund*                            N/A               0          N/A
                                    -----------     -----------   ----------

TOTAL                               $20,217,955     $12,268,343   $2,624,832

__________________

*Amounts for the year ending June 30, 1997 are for the period 1/18/97 through 6/30/97.

**Amounts for the year ended June 30, 1998 are for the period from 12/31/97 through 6/30/98.

     For the fiscal period ended January 17, 1997 and the fiscal year ended September 30, 1996, the following amounts of brokerage commissions were paid by the predecessors of the Funds listed below (each of which was a series of PAF during such periods and reorganized as a Fund of the Trust on January 17,
1997):

                             10/1/96           YEAR
                                TO            ENDED
                             1/17/97         9/30/96
                             -------         --------
FUND
----
Renaissance Fund             $  363,501      $   993,617
Growth Fund                   1,064,573        2,985,777
Target Fund                   1,375,601        3,080,238
Opportunity Fund                505,221        1,757,263
Innovation Fund                 105,556          228,473
International Fund              393,808        1,530,476
Precious Metals Fund             53,096           79,838
Tax Exempt Fund                       0                0
                             ----------      -----------

TOTAL                        $3,861,356      $10,655,682


     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser and Portfolio Managers receive research services from many broker-dealers with which the Adviser and Portfolio Managers place the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser and Portfolio Managers in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The advisory fees paid by the Trust are not reduced because the Adviser and Portfolio Managers receive such services.

     In reliance on the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Adviser and Portfolio Managers may cause the Trust to pay broker-dealers which provide them with "brokerage and research services" (as defined in the 1934 Act) an amount of commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     Consistent with the Rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser or Portfolio Managers may also consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

     The Adviser or a Portfolio Manager may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser or Portfolio Manager where, in the judgment of the Adviser or Portfolio Manager, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

     Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser or a Portfolio Manager may receive and retain compensation for effecting portfolio transactions for a Fund on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer, and if there is in effect a written contract between the Adviser or Portfolio Manager and the Trust expressly permitting the affiliated broker-dealer to receive and retain such compensation.

     SEC rules further require that commissions paid to such an affiliated broker-dealer, the Adviser, or Portfolio Manager by a Fund on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

PORTFOLIO TURNOVER

     Except as described in the Prospectuses, the Adviser and Portfolio Managers manage the portfolios of the Funds without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. To the extent portfolio turnover results in the realization of net short-term capital gains, such gains are generally taxed at ordinary income tax rates. See "Taxation." PIMCO Advisors does not expect to reallocate the Portfolios' assets among the Underlying PIMCO Funds on a frequent basis and the portfolio turnover for the Portfolios is expected to be modest (i.e., less than 25%) in comparison to most mutual funds.

     The portfolio turnover rate of a Fund or Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund or Portfolio during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and
(b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

                                NET ASSET VALUE

     As indicated in the Class A, B and C Prospectus, the Class D Prospectus and the Retail Portfolio Prospectus under the heading "How Net Asset Value is Determined", and in the Institutional Prospectus under the heading "Net Asset Value," the Trust's net asset value per share for the purpose of pricing purchase and redemption orders is determined on each day the New York Stock Exchange is open as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the Exchange. The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     The values of portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation. Securities traded in over-the-counter markets in European and Pacific Basin countries are normally completed well before 4:00 p.m. (Eastern time). In addition, European and Pacific Basin securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which net asset value of these Funds is not calculated. The calculation of the net asset value of certain Funds that invest in foreign securities may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. If events materially affecting the values of portfolio securities occur between the time their prices are determined and 4:00 p.m. (Eastern time), these securities will be valued at fair value as determined by the Adviser or a Portfolio Manager and approved in good faith by the Board of Trustees.

                                   TAXATION

     The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in a Fund or Portfolio.

     Each Fund and Portfolio intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund and Portfolio generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test") and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's or Portfolio's total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's or Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund or Portfolio controls and which are engaged in the same, similar or related trades or businesses. In order to qualify for the special tax treatment accorded regulated investment companies, each Fund and Portfolio must distribute each taxable year the sum of
(i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. By qualifying as a regulated investment company, each Fund and Portfolio will not be subject to federal income taxes to the extent that its net investment income, net short-term capital gains and net long-term capital gains are distributed. In addition, the Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would not constitute qualifying income for purposes of the Qualifying Income Test if such gains are not directly related to investing in securities (or options and futures with respect to stock or securities). To date, such regulations have not been issued.

     In years when a Fund or Portfolio distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares.

     The proper tax treatment of income or loss realized by the Precious Metals Fund from the retirement or sale of a Metal-Indexed Note is unclear. The Precious Metals Fund will report such income or loss as capital or ordinary income or loss in a manner consistent with any Internal Revenue Service position on the subject following the publication of such a position. Gain or loss from the sale or exchange of preferred stock indexed to the price of a natural resource is expected to be capital gain or loss to the Precious Metals Fund.

DISTRIBUTIONS

     As a regulated investment company, each Fund and Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund or Portfolio as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund and Portfolio intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund or Portfolio on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund and Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund or Portfolio in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund or Portfolio during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund and Portfolio intends to make its distributions in accordance with the calendar year distribution requirement.

     The tax status of each Fund and Portfolio and the distributions which it may make are summarized in the Class A, B and C Prospectus, the Class D Prospectus and the Retail Portfolio Prospectus under the captions "Distributions" and "Taxes", and in the Institutional Prospectus under the caption "Dividends, Distributions and Taxes." All dividends and distributions of a Fund or Portfolio, whether received in shares or cash, are taxable and must be reported on each shareholder's federal income tax return. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

     Dividends and distributions on shares of a Fund or Portfolio are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's or Portfolio's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of a Fund or Portfolio reflects gains that are either unrealized, or realized but not distributed.

     A portion of the dividends paid by Funds that invest in stock of U.S. corporations may qualify for the deduction for dividends received by corporations (subject generally to a 46-day holding period requirement). Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations.

     Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains (generally subject to a 20% tax rate), regardless of how long the shareholder has held a Fund's or Portfolio's shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund's investment company taxable income or net capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash. A Portfolio will not be able to offset gains realized by one Fund in which such Portfolio invests against losses realized by another Fund in which such Portfolio invests. The Portfolio's use of a fund of funds structure could therefore affect the amount, timing and character of distributions to shareholders.

SALES OF SHARES

     Upon the disposition of shares of a Fund or Portfolio (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Long-term capital gains will generally be taxed at a rate of 20%. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. Depending on a Portfolio's percentage ownership in an underlying Fund both before and after a redemption, a Portfolio's redemption of shares of such Fund may cause the Portfolio to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Portfolio's tax basis in the shares of the underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of the Portfolio to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying Funds directly.

BACKUP WITHHOLDING

     A Fund or Portfolio may be required to withhold 31% of all taxable distributions payable to shareholders who fail to provide the Fund or Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAP AGREEMENTS

     To the extent such investments are permissible for a Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders, including the Portfolios.

PASSIVE FOREIGN INVESTMENT COMPANIES

     Investment by a Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

FOREIGN CURRENCY TRANSACTIONS

     A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

FOREIGN TAXATION

     Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser and each Portfolio Manager intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, shareholders must hold their shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the electing Fund's income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income. Although a Portfolio may itself be entitled to a deduction for such taxes paid by a Fund in which the Portfolio invests, the Portfolio will not be able to pass any such credit or deduction through to its own shareholders.

ORIGINAL ISSUE DISCOUNT

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for U.S. federal income tax purposes.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

OTHER TAXATION

     Pursuant to Treasury Department regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, are not deductible by those regulated investment companies for purposes of calculating the income of certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). The shareholder's pro rata portion of such expenses will be treated as income to the shareholder and will be deductible by the shareholder, subject to the 2% "floor" on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A regulated investment company generally will be classified as nonpublicly offered unless it either has 500 shareholders at all times during a taxable year or continuously offers shares pursuant to a public offering.

     Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations").
However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund and Portfolio will provide information annually to shareholders indicating the amount and percentage of its dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. The Trust is organized as a Massachusetts business trust. Under current law, so long as each Fund and Portfolio qualifies for the federal income tax treatment described above, it is believed that neither the Trust nor any Fund or Portfolio will be liable for any income or franchise tax imposed by Massachusetts. Shareholders, in any event, are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund or Portfolio.


                               OTHER INFORMATION

CAPITALIZATION

     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust as amended and restated on January 14, 1997. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund or Portfolio, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or Portfolio.

PERFORMANCE INFORMATION

     Performance information is computed separately for each class of a Fund or Portfolio. Each Fund and Portfolio may from time to time include the total return of each class of its shares in advertisements or in information furnished to present or prospective shareholders. The Renaissance and Balanced Funds and the 30/70 Portfolio may from time to time include the yield and total return of each class of their shares in advertisements or information furnished to present or prospective shareholders. Each Fund and Portfolio may from time to time include in advertisements the total return of each class (and yield of each class in the case of the Renaissance and Balanced Funds and the 30/70 Portfolio) and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives. Information provided to any newspaper or similar listing of the Fund's or Portfolio's net asset values and public offering prices will separately present each class of shares. The Funds and Portfolios also may compute current distribution rates and use this information in their Prospectuses and Statement of Additional Information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

CALCULATION OF YIELD

     Quotations of yield for certain of the Funds and Portfolios will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

          YIELD = 2[( a-b + 1)/6/ -1]
                      ---
                       cd

     where  a = dividends and interest earned during the period,

            b = expenses accrued for the period (net of reimbursements),

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

            d = the maximum offering price per share on the last day of the period.

     For the one month period ended June 30, 1998, the yields of the Balanced Fund and Renaissance Fund were as follows (Class D shares were not offered during the period listed):

FUND                INSTITUTIONAL CLASS      ADMINISTRATIVE CLASS     CLASS A      CLASS B      CLASS C
----                --------------------     --------------------     --------     --------     --------
Balanced Fund                3.01%                   N/A                2.47%        1.86%        1.87%
Renaissance Fund             0.67%                   N/A                0.25%       -0.48%       -0.48%


     The yield of a Fund or Portfolio will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the Trust allocated to the Fund or Portfolio or its classes of shares. These factors, possible differences in the methods used in calculating yield should be considered when comparing a Fund's or Portfolio's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's or Portfolio's various classes of shares. These yields do not take into account any applicable contingent deferred sales charges.

     The Trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

CALCULATION OF TOTAL RETURN

     Quotations of average annual total return for a Fund or Portfolio, or a class of shares thereof, will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund,

Portfolio or class over periods of one, five, and ten years (up to the life of the Fund or Portfolio), calculated pursuant to the following formula: P (1 +
T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportionate share of Fund, Portfolio or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Funds and Portfolios may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Under applicable regulations, any such information is required to be accompanied by standardized total return information.

     The table below sets forth the average annual total return of certain classes of shares of the following Funds for periods ended June 30, 1998. For periods prior to the "Inception Date" of a particular class of a Fund's shares, total return presentations for the class are based on the historical performance of Institutional Class shares of the Fund (the oldest class) adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and administrative fee charges.

         AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED JUNE 30, 1998*

---------------------------------------------------------------------------------------
                                                        SINCE
                                                      INCEPTION    INCEPTION  INCEPTION
FUND                 CLASS**      1 YEAR   5 YEARS     OF FUND      DATE OF    DATE OF
                                                     (ANNUALIZED)     FUND      CLASS
---------------------------------------------------------------------------------------
Equity Income      Institutional   21.84%    18.12%        17.50%   03/08/91   03/08/91
                  Administrative   21.58%    17.83%        17.21%              11/30/94
                         Class A   14.68%    16.33%        16.13%               1/17/97
                         Class B   15.47%    16.58%        16.18%               1/17/97
                         Class C   19.51%    16.80%        16.18%               1/17/97
                         Class D   21.38%    17.66%        17.04%                4/8/98
---------------------------------------------------------------------------------------
Value              Institutional   19.35%    19.03%        17.84%   12/30/91   12/30/91
                  Administrative   19.14%    18.76%        17.57%               1/17/97
                         Class A   12.32%    17.22%        16.35%               1/17/97
                         Class B   12.98%    17.48%        16.51%               1/17/97
                         Class C   16.98%    17.69%        16.51%               1/17/97
                         Class D   18.90%    18.57%        17.38%                4/8/98
---------------------------------------------------------------------------------------
Small-Cap          Institutional   17.76%    17.56%        17.65%    10/1/91    10/1/91
Value             Administrative   17.41%    17.27%        17.36%               11/1/95
                         Class A   10.88%    15.78%        16.21%               1/17/97
                         Class B   11.40%    16.02%        16.33%               1/17/97
                         Class C   15.42%    16.25%        16.33%               1/17/97

---------------------------------------------------------------------------------------
Capital            Institutional   32.97%    22.14%        20.79%     3/8/91     3/8/91
Appreciation      Administrative   32.55%    21.84%        20.49%               1/17/97
                         Class A   25.11%    20.30%        19.39%               1/17/97
                         Class B   26.39%    20.58%        19.43%               1/17/97
                         Class C   30.40%    20.77%        19.43%               1/17/97
                         Class D   32.38%    21.65%        20.30%                4/8/98
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Mid-Cap            Institutional   26.16%    20.25%        19.55%    8/26/91    8/26/91
 Growth           Administrative   25.75%    19.92%        19.23%              11/30/94
                         Class A   18.80%    18.43%        18.10%               1/17/97
                         Class B   19.76%    18.69%        18.20%               1/17/97
                         Class C   23.70%    18.89%        18.20%               1/17/97
                         Class D   25.63%    19.77%        19.07%                4/8/98
---------------------------------------------------------------------------------------
Micro-Cap          Institutional   33.95%    24.91%        24.80%    6/25/93    6/25/93
 Growth           Administrative   33.70%    24.61%        24.51%                4/1/96
---------------------------------------------------------------------------------------
Small-Cap          Institutional   19.33%    15.69%        22.09%     1/7/91     1/7/91
 Growth           Administrative   18.90%    15.52%        21.88%               9/27/95
---------------------------------------------------------------------------------------
Enhanced           Institutional   32.33%    21.02%        17.70%    2/11/91    2/11/91
 Equity           Administrative   31.85%    20.69%        17.39%               1/17/97
---------------------------------------------------------------------------------------
Emerging           Institutional  -27.08%     2.12%         2.38%     6/1/93     6/1/93
 Markets          Administrative  -27.31%     1.83%         2.09%               11/1/94
                         Class A  -31.40%     0.56%         0.84%               1/17/97
                         Class B  -31.47%     0.60%         1.05%               1/17/97
                         Class C  -28.58%     0.97%         1.23%               1/17/97
---------------------------------------------------------------------------------------
International      Institutional   15.69%    13.04%        12.13%     6/8/93     6/8/93
 Developed        Administrative   15.33%    12.74%        11.83%              11/30/94
                         Class A    9.14%    11.34%        10.46%               1/17/97
                         Class B    9.32%    11.50%        10.72%               1/17/97
                         Class C   13.38%    11.77%        10.87%               1/17/97
---------------------------------------------------------------------------------------
International      Institutional   N/A       N/A           35.50%   12/31/97   12/31/97
 Growth
---------------------------------------------------------------------------------------
Balanced           Institutional   19.91%    14.18%        14.04%    6/25/92    6/25/92
                         Class A   12.83%    12.44%        12.52%               1/17/97
                         Class B   13.59%    12.66%        12.77%               1/17/97
                         Class C   17.59%    12.90%        12.76%               1/17/97
---------------------------------------------------------------------------------------
Core Equity        Institutional   41.83%    N/A           28.57%   12/28/94   12/28/94
                  Administrative   41.55%    N/A           28.28%               5/31/95
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Mid-Cap Equity     Institutional   30.40%    N/A           24.54%   12/28/94   12/28/94
                  Administrative   30.09%    N/A           24.24%               1/17/97
---------------------------------------------------------------------------------------

     * Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

     ** For all Funds listed above, Class A, Class B, Class C, Class D and Administrative Class total return presentations for periods prior to the Inception Date of a particular class reflect the prior performance of Institutional Class shares of the Fund (the oldest class) adjusted to reflect the actual sales charges (none in the case of Class D and the Administrative Class) of the newer class. The adjusted performance also reflects the higher Fund operating expenses applicable to Class A, Class B, Class C, Class D and Administrative Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class and are paid by Class B and Class C (at a maximum rate of 1.00% per annum) and Class A and the Administrative Class (at a maximum rate of .25% per annum), and may be paid by Class D (at a maximum rate of .25% per annum) and (ii) administrative fee charges associated with Class A, Class B and Class C shares (a maximum differential of .15% per annum) and Class D shares (a maximum differential of 0.40% per annum).

          The table below sets forth the average annual total return of certain classes of shares of the following Funds (each of which was a series of PAF prior to its reorganization as a Fund of the Trust on January 17, 1997) for periods ended June 30, 1998. Accordingly,"Inception Date of Fund" refers to the inception date of the PAF predecessor series. Since Class C shares were offered since the inception of each PAF series, total return presentations for periods prior to the Inception Date of the other classes (with the exception of Class D shares of the Innovation Fund) are based on the historical performance of Class C shares, adjusted to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees and administrative fee charges. As described below, performance presentations for periods prior to the Inception Date of Class D shares of the Innovation Fund are based on the historical performance of Class A shares.

       AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED JUNE 30, 1998*

                                                                     SINCE INCEPTION   INCEPTION  INCEPTION
                                                                         OF FUND        DATE OF    DATE OF
FUND                   CLASS***      1 YEAR     5 YEARS   10 YEARS     (ANNUALIZED)       FUND      CLASS
-----------------------------------------------------------------------------------------------------------
Renaissance**        Class A         23.78%     20.28%     14.69%(#)  14.65%(#)          4/18/88     2/1/91
                     Class B         24.99%     20.59%     14.48%     14.43%                        5/22/95
                     Class C         28.98%     20.75%     14.47%     14.42%                        4/18/88
                     Class D         30.99%(#)  21.66%(#)  15.33%(#)  15.28%(#)                      4/8/98
                     Institutional   31.48%(#)  22.14%(#)  15.79%(#)  15.74%(#)                    12/30/97
-----------------------------------------------------------------------------------------------------------
Growth               Class A           33.27%     18.92%   17.49%(#)  18.33%(#)          2/24/84   10/26/90
                     Class B           34.97%     19.18%   17.30%     17.93%                        5/23/95
                     Class C           38.99%     19.37%   17.29%     17.92%                        2/24/84
-----------------------------------------------------------------------------------------------------------
Target               Class A           20.47%     18.04%      N/A     18.98%            12/17/92   12/17/92
                     Class B           21.70%     18.26%      N/A     19.21%                        5/22/95
                     Class C           25.58%     18.46%      N/A     19.29%                       12/17/92
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Opportunity          Class A            7.61%     12.00%    18.32%(#)       18.05%(#)    2/24/84   12/17/90
                     Class C           12.01%     12.42%    18.12%          17.65%                  2/24/84
-----------------------------------------------------------------------------------------------------------
Innovation           Class A           39.96%     N/A        N/A              30.20%    12/22/94   12/22/94
                     Class B           41.95%     N/A        N/A              30.88%                5/22/95
                     Class C           45.97%     N/A        N/A              31.30%               12/22/94
                     Class D           48.10%     N/A        N/A              32.31%                 4/8/98
-----------------------------------------------------------------------------------------------------------
International**      Class A            3.90%      7.38%    7.80%(#)          7.86%(#)   8/25/86     2/1/91
                     Class B            4.21%      7.51%    7.62%             7.59%                 5/22/95
                     Class C            8.19%      7.78%    7.61%             7.58%                 8/25/86
Institutional                             --%        --%      --%               --%
Administrative
-----------------------------------------------------------------------------------------------------------
Precious Metals**    Class A          -42.96%    -14.91%     N/A               -6.49%(#) 10/10/88    2/1/91
                     Class B          -43.47%    -15.01%     N/A               -6.70%               6/15/95
                     Class C          -41.28%    -14.71%     N/A               -6.72%              10/10/88
-----------------------------------------------------------------------------------------------------------


  * Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

 ** The investment objective and policies of the Renaissance Fund and International Fund were changed effective February 1, 1992 and September 1, 1992, respectively. The investment objective and policies of the Precious Metals Fund were changed effective November 15, 1994. Performance information for prior periods does not necessarily represent results that would have been obtained had the current investment objective and policies been in effect for all periods.

*** Class A, Class B, Class D, Institutional Class and Administrative Class total return presentations for the Funds listed for periods prior to the Inception Date of the particular class of a Fund (with the exception of Class D shares of the Innovation Fund) reflect the prior performance of Class C shares of the former PAF series, adjusted to reflect the actual sales charges (or no sales charges in the case of Class D, Institutional Class and Administrative Class shares) of the newer class. The adjusted performance also reflects any different operating expenses associated with the newer class. These include (i) 12b-1 distribution and servicing fees, which are paid by Class C and Class B (at a maximum rate of 1.00% per annum) and Class A and the Administrative Class (at a maximum rate of .25% per annum), may be paid by Class D (at a maximum rate of
 .25% per annum), and are not paid by the Institutional Class and (ii) administrative fee charges, which are lower than Class C charges for the Institutional and Administrative Classes (a maximum differential of .15% per annum) and higher for Class D (a maximum differential of .25% per annum). (Administrative fee charges are the same for Class A, B and C shares.) Performance presentations for periods prior to the Inception Date of Class D shares of the Innovation Fund are based on the historical performance of Class A shares (which were also offered since the inception of the former PAF series), adjusted in the manner described above.

Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the former PAF Funds were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Class A, B and C Prospectus, for periods subsequent to January 17, 1997, Class A, Class B and Class C shares of the Trust are subject to a fee structure which essentially fixes these expenses (along with other administrative expenses) under a single administrative fee based on the average daily net assets of a Fund attributable to Class A, Class B and Class C shares. Under the current fee structure, the Growth Fund, Target Fund, Opportunity Fund and International Fund are expected to have higher total Fund operating expenses than their predecessors had under the fee structure for PAF (prior to January 17, 1997). All other things being equal, such higher expenses have an adverse effect on total return performance for these Funds after January 17, 1997.

(#) WHERE NOTED, THE METHOD OF ADJUSTMENT USED IN THE TABLE ABOVE FOR PERIODS PRIOR TO THE INCEPTION DATE OF THE NOTED CLASSES OF THE NOTED FUNDS RESULTED IN PERFORMANCE FOR THE PERIOD SHOWN WHICH IS HIGHER THAN IF THE HISTORICAL CLASS C SHARE PERFORMANCE (I.E., THE OLDEST CLASS) WERE NOT ADJUSTED TO REFLECT THE LOWER OPERATING EXPENSES OF THE NEWER CLASS. The following table shows the lower performance figures that would be obtained if the performance for newer classes with lower operating expenses were calculated by tacking to such classes actual performance the actual performance of Class C shares (with their higher operating expenses) for periods prior to the initial offering date of the newer class (i.e., the total return presentations below are based, for periods prior to the Inception Date of the noted classes, on the historical performance of Class C shares adjusted to reflect the current sales charges (if any) associated with the newer class, but not reflecting lower
                                                            ---
operating expenses associated with the newer class, such as lower administrative fee charges and/or 12b-1 distribution and servicing fee charges).


               TOTAL RETURN FOR PERIODS ENDED JUNE 30, 1998
            (with no adjustment for operating expenses of the noted
              classes for periods prior to their inception dates)

                                                                     SINCE INCEPTION
                                                                        OF FUND
     FUND                   CLASS      1 YEAR   5 YEARS   10 YEARS     (ANNUALIZED)
     ----------------------------------------------------------------------------------
       Renaissance      Class A            --        --      14.46%            14.42%
                        Class D         30.25%    20.80%     14.50%            14.45%
                        Institutional   30.73%    20.89%     14.54%            14.49%
     ----------------------------------------------------------------------------------
        Growth          Class A            --        --      17.29%            17.92%
     ----------------------------------------------------------------------------------
       Opportunity      Class A            --        --      18.10%            17.64%
     ----------------------------------------------------------------------------------
       International    Class A            --        --       7.59%             7.56%
       Institutional                         %         %          %                 %
       Administrative                        %         %          %                 %
     ----------------------------------------------------------------------------------
      Precious Metals   Class A            --        --       N/A              -6.66%
     ----------------------------------------------------------------------------------


     Shares of the Portfolios were initially offered on October 1, 1998 and no performance information is provided in this Statement of Additional Information for the Portfolios.

     Performance information for a Fund or Portfolio may also be compared to:
(i) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, the Morgan Stanley Capital International Emerging Markets Free Index, the International Finance Corporation Emerging Markets Index, the Baring Emerging Markets Index, or other unmanaged indexes that measure performance of a pertinent group of securities; (ii) other groups of mutual funds tracked by Lipper Analytical Services ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Funds. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs or expenses. The Adviser and any of the Portfolio Managers may also report to shareholders or to the public in advertisements concerning the performance of the Adviser and/or the Portfolio Managers as advisers to clients other than the Trust, and on the comparative performance or standing of the Adviser and/or the Portfolio Managers in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds or Portfolios, the Adviser or the Portfolio Managers, should be considered in light of the Funds' or Portfolios' investment objectives and policies, characteristics and quality, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

     The total return of each class (and yield of each class in the case of the Renaissance and Balanced Funds and the 30/70 Portfolio) may be used to compare the performance of each class of a Fund's or Portfolio's shares against certain widely acknowledged standards or indexes for stock and bond market performance, against interest rates on certificates of deposit and bank accounts, against the yield on money market funds, against the cost of living (inflation) index, and against hypothetical results based on a fixed rate of return.

     The S&P's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 385 industrial, 15 transportation, 45 utilities and 55 financial services concerns. The S&P 500 represents about 77% of the market value of all issues traded on the New York Stock Exchange.

     The S&P's 400 Mid-Cap Index (the "S&P 400 Mid-Cap Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 400 stocks of companies whose capitalization range from $100 million to over $5 billion and which represent a wide range of industries. As of September 30, 1997, approximately 22% of the 400 stocks were stocks listed on the National Association of Securities Dealers Automated Quotations ("NASDAQ") system, 76% were stocks listed on the New York Stock Exchange and 7% were stocks listed on the American Stock Exchange. The Standard & Poor's Midcap 400 Index P/TR consists of 400 domestic stocks chosen for market size (median market capitalization of $1.52 billion), liquidity and industry group representation. It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. The index is comprised of industrials, utilities, financials and transportation, in size order.

     The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the NASDAQ system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

     The Russell 2000 Small Stock Index is an unmanaged index of the 2000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the U.S. equity market by capitalization. The Russell 1000 Index is composed of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Index represents the universe of stocks from which most active money managers typically select. This large cap index is highly correlated with the S&P 500. The Russell 1000 Value Index contains stocks from the Russell 1000 Index with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select.

     The Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly-issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

     The Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,000 bonds. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher by an NRSRO.

     BanXquote Money Market, a service of Masterfund Inc., provides the average rate of return paid on 3-month certificates of deposit offered by major banks and the average rate paid by major banks on bank money market funds. The Donoghue Organization, Inc., a subsidiary of IBC USA Inc., publishes the Money Fund Report which lists the 7-day average yield paid on money market funds.

     From time to time, the Trust may use, in its advertisements or information furnished to present or prospective shareholders, data concerning the performance and ranking of certain countries' stock markets, including performance and ranking data based on annualized returns over one-, three-, five- and ten-year periods. The Trust may also use data about the portion of world equity capitalization represented by U.S. securities. As of December 31, 1997, the U.S. equity market capitalization represented approximately 40% of the equity market capitalization of all the world's markets. This compares with 52% in 1980 and 70% in 1972.

     From time to time, the Trust may use, in its advertisements and other information relating to certain of the Funds and Portfolios, data concerning the performance of stocks relative to that of fixed income investments and relative to the cost of living over various periods of time. The table below sets forth the annual returns for each calendar year from 1973 through 1997 (as well as a cumulative return and average annual return for that 25 year period) for the S&P 500 and Treasury bills (using the formula set forth after the table) as well as the rates of inflation (based on the Consumer Price Index) during such periods.

                                                    Consumer Price
Period                   S&P 500   Treasury Bills        Index
------                   --------  ---------------  ---------------
1973                       -14.7          6.9              8.8
1974                       -26.5          8.0             12.2
1975                        37.2          5.8              7.0
1976                        23.8          5.0              4.8
1977                        -7.2          5.1              6.8
1978                         6.5          7.2              9.0
1979                        18.4         10.4             13.3
1980                        32.4         11.2             12.4
1981                        -4.9         14.7              8.9
1982                        21.4         10.5              3.8
1983                        22.5          8.8              3.8
1984                         6.3          9.9              3.9
1985                        32.2          7.7              3.8
1986                        18.5          6.1              1.1
1987                         5.2          5.5              4.4
1988                        16.8          6.3              4.4
1989                        31.5          8.4              4.6
1990                        -3.2          7.8              6.1
1991                        30.5          5.6              3.1
1992                         7.7          3.5              2.9
1993                        10.1          2.9              2.7
1994                         1.3          3.9              2.7
1995                        37.4          5.6              2.7
1996                        23.1          5.2              3.3
1997                        33.4          5.3              1.7
-------------------------------------------------------------------
Cumulative Return
1973-1997                2,059.4%       464.1%           279.6%

-------------------------------------------------------------------
Average Annual Return
1973-1997                   13.1%         7.1%             5.5%

-------------------------------------------------------------------

     The average returns for Treasury bills were computed using the following method. For each month during a period, the Treasury bill having the shortest remaining maturity (but not less than one month) was selected. (Only the remaining maturity was considered; the bill's original maturity was not considered). The return for the selected Treasury bill was computed based on the price of the bill as of the last trading day of the previous month and the price on the last trading day of the current month. The price of the bill (P) at each time (t) is given by:

          P\\t\\ =  [ 1- rd ]
                        ---
                    [   360 ]
                  where,
                  r = decimal yield on the bill at time t (the average of bid and ask quotes); and
                  d =  the number of days to maturity as of time t.

    Advertisements and information relating to the Target Fund may use data comparing the performance of stocks of medium-sized companies to that of other companies. The following table sets forth the annual returns for each year from March 1981 (inception of Mid-Cap Index) through December 31, 1997 (as well as a cumulative return and average annual return for this period) for stocks of medium-sized companies (based on the Standard & Poor's Mid-Cap Index), stocks of small companies (based on the Russell 2000 Index) and stocks of larger companies (based on the S&P 500).


                           Small      Mid-Size     Large
Period                   Companies   Companies   Companies
------                   ----------  ----------  ----------
1981 (2/28 -12/31)             1.8        10.6        -2.5
1982                          25.0        22.7        21.4
1983                          29.1        26.1        22.5
1984                          -7.3         1.2         6.3
1985                          31.1        36.0        32.2
1986                           5.7        16.2        18.5
1987                          -8.8        -2.0         5.2
1988                          24.9        20.9        16.8
1989                          16.2        35.6        31.5
1990                         -19.5        -5.1        -3.2
1991                          46.1        50.1        30.5
1992                          18.4        11.9         7.7
1993                          18.9        14.0        10.1
1994                          -1.8        -3.6         1.3
1995                          28.4        30.9        37.6
1996                          16.5        19.2        22.9
1997                          22.8        32.3        33.4
-----------------------------------------------------------
Cumulative Return
2/28/81-12/31/97             731.7%    1,482.1%    1,235.3%

-----------------------------------------------------------
Average Annual Return
2/28/81-12/31/97              13.4%       17.8%       16.6%

-----------------------------------------------------------

     From time to time, the Trust may use, in its advertisements and other information relating to the Precious Metals Fund, data concerning the relevant performance and volatility of portfolios consisting of all stocks, portfolios consisting of all bonds and portfolios consisting of stocks and bonds blended with stocks of companies engaged in the extraction, processing, distribution or marketing of gold and other precious metals. The following table shows the annual returns for each calendar year from 1973 through 1997 (as well as cumulative return and average annual return for that 25 year period) for an all-stock portfolio (using the S&P 500), an all-bond portfolio (using the Salomon Brothers Long Term Corporate Bond Index), and for a hypothetical portfolio with 45% of its assets in stocks comprising the S&P 500, 45% in bonds comprising the Salomon Brothers Long Term Corporate Bond Index and 10% in stocks comprising the Philadelphia Gold & Silver Index.


         RETURN AND CUMULATIVE VALUES OF STOCKS, BONDS, SAVINGS RATES
          VS. BALANCED PORTFOLIO (ASSUMING REBALANCING AT YEAR-ENDS)
          ----------------------------------------------------------

                                ANNUAL RETURNS
                                --------------

              Small Co.    S&P 500   LT Corp.
               Stocks      Stocks     Bonds     T-Bills   Gold Index   Balanced*
               ------      ------     -----     -------   ----------   ---------
1973           -30.90%      -14.66%    1.14%       6.93%      102.59%      4.18%
1974           -19.95%      -26.47%   -3.06%       8.00%       23.82%    -10.91%
1975            52.82%       37.20%   14.64%       5.80%      -29.73%     20.36%
1976            57.38%       23.84%   18.65%       5.08%      -41.06%     15.01%
1977            25.38%       -7.18%    1.71%       5.12%       29.15%      0.45%
1978            23.46%        6.56%   -0.07%       7.18%        5.46%      3.47%
1979            43.46%       18.44%   -4.18%      10.38%      149.20%     21.34%
1980            39.88%       32.42%   -2.62%      11.24%       59.41%     19.35%
1981            13.88%       -4.91%   -0.96%      14.71%      -33.76%     -6.02%
1982            28.01%       21.41%   43.79%      10.54%       46.04%     33.94%
1983            39.67%       22.51%    4.70%       8.80%       -3.68%     11.88%
1984            -6.67%        6.27%   16.39%       9.85%      -30.07%      7.19%
1985            24.66%       32.16%   30.90%       7.72%      -22.23%     26.15%
1986             6.85%       18.47%   19.85%       6.16%       13.44%     18.59%
1987            -9.30%        5.23%   -0.27%       5.47%       42.54%      6.49%
1988            22.87%       16.81%   10.70%       6.35%      -33.48%      9.03%
1989            10.18%       31.49%   16.23%       8.37%       49.58%     26.43%
1990           -21.56%       -3.17%    6.78%       7.83%      -25.92%     -0.97%
1991            44.63%       30.55%   19.89%       5.59%       -9.83%     21.71%
1992            23.35%        7.67%    9.39%       3.51%      -26.11%      5.07%
1993            20.98%        9.99%   13.17%       2.89%      130.36%     23.46%
1994             3.11%        1.31%   -5.76%       3.90%      -11.16%     -3.12%
1995            34.46%       37.43%   27.20%       5.60%       -0.78%     29.01%
1996            17.62%       23.07%    1.40%       5.21%       -5.48%     10.46%
1997            22.78%       33.36%   12.95%       5.26%      -36.45%     17.19%

STANDARD
DEVIATION       22.64%       16.77%   12.05%       2.67%       51.31%     11.52%
73-97

CUMULATIVE
73-97            4253%        2052%     862%        451%         176%      1522%

ANNUALIZED
73-97            16.3%        13.1%     9.5%        7.1%         4.1%      11.8%

-----------------

*Balanced:
 --------
Stocks             45%
Bonds              45%
Gold               10%
Small Co.           0%
T-Bills             0%


     The Trust may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on 1996/1997 costs of college (using tuition and fees only) and an assumed rate of increase for such costs. For example, the table below sets forth the projected cost of four years of college at a public college and a private college assuming a steady increase in both cases of 3% per year. In presenting this information, the Trust is making no prediction regarding what will be the actual growth rate in the cost of a college education, which may be greater or less than 3% per year and may vary significantly from year to year.

The Trust makes no representation that an investment in any of the Funds will grow at or above the rate of growth of the cost of a college education.


POTENTIAL COLLEGE COST TABLE

Start      Public     Private   Start    Public     Private
Year       College    College   Year     College    College
----       -------    -------   ----     -------    -------
1997         $13,015   $57,165   2005    $16,487    $72,415
1998         $13,406   $58,880   2006    $16,982    $74,587
1999         $13,808   $60,646   2007    $17,491    $76,825
2000         $14,222   $62,466   2008    $18,016    $79,130
2001         $14,649   $64,340   2009    $18,557    $81,504
2002         $15,088   $66,270   2010    $19,113    $83,949
2003         $15,541   $68,258   2011    $19,687    $86,467
2004         $16,007   $70,306   2012    $20,278    $89,061

Costs assume a steady increase in the annual cost of college of 3% per year from a 1996-97 base year amount. Actual rates of increase may be more or less than 3% and may vary.

     In its advertisements and other materials, the Trust may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation. For example, the average annual return of each during the 25 years from 1973 through 1997 was:

               *Stocks:     13.1%
                Bonds:       9.5%
                T-Bills:     7.1%
                Inflation:   5.5%

          *Returns of unmanaged indexes do not reflect past or future performance of any of the Funds or Portfolios of PIMCO Funds: Multi-Manager Series. Stocks is represented by Ibbotson's Common Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. Treasury bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indexes, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

     The Trust may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a portfolio that blends all three investments. For example, over the 25 years from 1973 through 1997, the average annual return of stocks comprising the Ibbotson's Common Stock Total Return Index ranged from -26.5% to 37.4% while the annual return of a hypothetical portfolio comprised 40% of such common stocks, 40% of bonds comprising the Ibbotson's Long-term Corporate bond Index and 20% of Treasury bills comprising the Ibbottson's Treasury Bill Index (a "mixed
portfolio") would have ranged from     -10.2% to 28.2% over the same period.
The average annual returns of each investment for each of the years from 1973 through 1997 is set forth in the following table.

                                                MIXED
 YEAR   STOCKS   BONDS   T-BILLS   INFLATION   PORTFOLIO
 ----   ------   -----   -------   ---------   ---------

1973    -14.66%   1.14%     6.93%       8.80%      -4.02%
1974    -26.47%  -3.06%     8.00%      12.26%     -10.21%
1975     37.20%  14.64%     5.80%       7.01%      21.90%
1976     23.84%  18.65%     5.08%       4.81%      18.01%
1977     -7.18%   1.71%     5.12%       6.77%      -1.17%
1978      6.56%  -0.07%     7.18%       9.03%       4.03%
1979     18.44%  -4.18%    10.38%      13.31%       7.78%
1980     32.42%   2.61%    11.24%      12.40%      14.17%
1981     -4.91%  -0.96%    14.71%       8.94%       0.59%
1982     21.41%  43.79%    10.54%       3.87%      28.19%
1983     22.51%   4.70%     8.80%       3.80%      12.64%
1984      6.27%  16.39%     9.85%       3.95%      11.03%
1985     32.16%  30.90%     7.72%       3.77%      26.77%
1986     18.47%  19.85%     6.16%       1.13%      16.56%
1987      5.23%  -0.27%     5.46%       4.41%       3.08%
1988     16.81%  10.70%     6.35%       4.42%      12.28%
1989     31.49%  16.23%     8.37%       4.65%      20.76%
1990     -3.17%   6.87%     7.52%       6.11%       2.98%
1991     30.55%  19.79%     5.88%       3.06%      21.31%
1992      7.67%   9.39%     3.51%       2.90%       7.53%
1993     10.06%  13.17%     2.89%       2.75%       9.84%
1994      1.31%  -5.76%     3.90%       2.67%      -1.00%
1995     37.40%  27.20%     5.60%       2.70%      26.90%
1996     23.10%   1.40%     5.20%       3.30%      10.84%
1997     33.40%  12.90%     7.10%       1.70%      19.94%


     Returns of unmanaged indexes do not reflect past or future performance of any of the Funds or Portfolios of PIMCO Funds: Multi-Manager Series. Stocks are represented by Ibbotson's Common Stock Total Return Index.
     Bonds are represented by Ibbotson's Long-term Corporate Bond Index. Treasury bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. Treasury bills are all unmanaged indexes, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

     The Trust may use in its advertisements and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years. For example, the following table shows the annual and total contributions necessary to accumulate $200,000 of savings (assuming a fixed rate of return) over various periods of time:

     Investment        Annual        Total          Total
     Period            Contribution  Contribution   Saved
     ------            ------------  ------------  --------

      30 Years         $ 1,979      $ 59,370        $200,000
      25 Years         $ 2,955      $ 73,875        $200,000
      20 Years         $ 4,559      $ 91,180        $200,000
      15 Years         $ 7,438      $111,570        $200,000
      10 Years         $13,529      $135,290        $200,000

     This hypothetical example assumes a fixed 7% return compounded annually and a guaranteed return of principal. The example is intended to show the benefits of a long-term, regular investment program, and is in no way representative of any past or future performance of a Fund or Portfolio of PIMCO Funds: Multi-Manager Series. There can be no guarantee that you will be able to find an investment that would provide such a return at the times you invest and an investor in any of the Funds or Portfolio of PIMCO Funds:
     Multi-Manager Series should be aware that certain of the Funds and Portfolios of PIMCO Funds: Multi-Manager Series have experienced and may experience in the future periods of negative growth.

     The Trust may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans. For example, the following table offers such information for 1997:

                                    % of Income for Individuals
                                  Aged 65 Years and Older in 1997*
                                  -------------------------------

                                  Social Security
                  Year            and Pension Plans        Other
                  ----            -----------------        -----

                  1997                   43%                57%

     * For individuals with an annual income of at least $51,000. Other includes personal savings, earnings and other undisclosed sources of income. Source: Social Security Administration.


     Articles or reports which include information relating to performance, rankings and other characteristics of the Funds and Portfolios may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron's, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger's Personal Finance, Fortune, Money Magazine, Morningstar's Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Funds, and may provide information relating to the Adviser and the Portfolio Managers, including descriptions of assets under management and client base, and opinions of the author(s) regarding the skills of personnel and employees of the Adviser or the Portfolio Managers who have portfolio management responsibility. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds and Portfolios.


     From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar-amount invested in one or more of the Funds or Portfolios over a specified period of time and may use charts and graphs to display that growth.


     From time to time, the Trust may set forth in its advertisements and other materials the names of and additional information regarding investment analysts employed by the Portfolio Managers who assist with portfolio management and research activities on behalf of the Funds. The following lists various analysts and the Portfolio Manager with whom they are associated: Pacific Investment Management -- Jane Howe, Mark Hudoff, Doris Nakamura and Ray Kennedy; Columbus Circle -- Matthew J. Goldsmith, Michele A. Ward, J. Parke Logan, Edith Levin-Novack, H. Karl Dimlich and Dianne L. Nicolosi.


     Ibbotson Associates ("Ibbotson") has analyzed the risk and returns of the Funds and relevant benchmark market indexes in a variety of market conditions. Based on its independent research and analysis, Ibbotson may develop, from time to time, model portfolios of the Funds and series of PIMS which indicate how, in Ibbotson's opinion, a hypothetical investor with a 5+ year investment horizon might allocate his or her assets among the Funds and series of PIMS. Ibbotson bases its model portfolios on five levels of investor risk tolerance which it developed and defines as ranging from "Very Conservative" (low volatility; emphasis on capital preservation, with some growth potential) to "Very Aggressive" (high volatility; emphasis on long-term growth potential). However, neither Ibbotson nor the Trust offers Ibbotson's model portfolios as investments. Moreover, neither the Trust, the Adviser, the Portfolio Managers nor Ibbotson represent or guarantee that investors who allocate their assets according to Ibbotson's models will achieve their desired investment results.


YEAR 2000 AND OTHER COMPLIANCE EFFORTS


     The Adviser and its affiliates are currently in the process of ensuring that all trading, accounting, and other systems are able to be Year 2000 compliant. The Year 2000 problem is the inability of computer systems to correctly identify dates beyond December 31, 1999.


     The Adviser began to take inventory of all systems in 1997 in order to resolve these issues on a company-wide scale. The Adviser and its affiliates have taken steps to understand the costs and work involved with fixing both proprietary and purchased software, as well as to contact vendors and agencies with which the Adviser and its affiliates interface.


     Currently, the Company's estimate is that the cost necessary to make all systems compatible will not be material. The Adviser's plan to identify and remedy potentially disruptive Year 2000 problems addresses the following areas: internally developed software, purchased software, exchanges with external data partners, external suppliers, customers, and embedded chip devices. It is anticipated that the conversion will continue into 1999 and will be completed on time. Management is aware that unidentifiable complication may trigger significantly greater expenses, however it feels that it will have the necessary liquidity to resolve them in the event these factors become material. Due to the nature of the Year 2000 problem, it is impossible to guarantee or assure that there will not be disruptions or adverse results arising as a consequence of entering the Year 2000.


     Another potential computer system problem may arise in conjunction with the introduction of the euro. Whether introducing the euro to financial companies' systems will be problematic is not fully known; however, the cost associated with making systems recognize the euro is not currently expected to be material.

                                             SHARES         PERCENTAGE OF
                                             BENEFICIALLY   OUTSTANDING
                                             OWNED          SHARES OWNED
                                             -----          ------------


VOTING RIGHTS

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.


     All classes of shares of the Funds and Portfolios have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund and Portfolio separately except
(i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all Funds and Portfolios, then only shareholders of the Fund(s) or Portfolio(s) affected shall be entitled to vote on the matter. All classes of shares of a Fund or Portfolio will vote together, except with respect to the Distribution and Servicing Plan applicable to Class A, Class B or Class C shares, to the Distribution or Administrative Services Plans applicable to Administrative Class shares, to the Administration Agreement as applicable to a particular class or classes, or when a class vote is required as specified above or otherwise by the 1940 Act.

     The Trust's shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.


     To avoid potential conflicts of interest, the 90/10 Portfolio, 60/40 Portfolio and 30/70 Portfolio will vote shares of each Underlying PIMCO Fund which they own in proportion to the votes of all other shareholders in the Underlying PIMCO Fund.

CERTAIN OWNERSHIP OF TRUST SHARES


     As of October 13, 1998, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of each Fund and Portfolio and of the Trust as a whole. As of October 13, 1998, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds:


                                                SHARES       PERCENTAGE OF
                                             BENEFICIALLY     OUTSTANDING
                                                OWNED        SHARES OWNED
                                                -----        ------------

PIMCO EQUITY INCOME FUND

                                                  SHARES           PERCENTAGE OF
                                                  BENEFICIALLY     OUTSTANDING
                                                  OWNED            SHARES OWNED
                                                  -----            ------------
INSTITUTIONAL
Bank of New York Western Trust Co.                529,555.800      17.56%
as Trustee for
Pacific Life Insurance Company R.I.S.P.
700 S. Flower Street, 2nd Floor
Los Angeles, California  90017

Santa Barbara Foundation                          735,169.074       8.44
15 East Carrillo Street
Santa Barbara, California 93101-2780

AM Castle & Company Employee P/S/P Equity Fund    734,059.600       8.43%
A/C #22-39919
P.O. Box 92956
Chicago, Illinois  60675-2956

AM Castle & Company Employee Equity Seg           721,281.967       8.28%
A/C #22-39912
P.O. Box 92956
Chicago, Illinois  60675-2956

Northern Trust Company as Trustee for             635,691.506       7.30%
Brush Wellman Inc.
P.O. Box 92956
Chicago, Illinois  60675-0001

Bank of America NT&SA as Trustee for              549,181.688       6.30%
Mazda Motor of America
P.O. Box 3577, Terminal Annex
Los Angeles, California  90051-1577

ADMINISTRATIVE
First Union National Bank  **                     651,854.242      96.47%  *
401 S. Tyon Street, FRB-3
CMG Fiduciary Operations Funds Group
Mail Code CMG-2-1151
Charlotte, North Carolina  28288-1151

                                                        SHARES           PERCENTAGE OF
                                                        BENEFICIALLY     OUTSTANDING
                                                        OWNED            SHARES OWNED
                                                        -----            ------------
CLASS A
Carn & Co. **                                              222,499.387   23.22%
USI Insurance Services Corporation
401(k) Plan
P.O. Box 96211
Washington, D.C.  20090-6211

Merrill Lynch Pierce Fenner & Smith Inc. **                115,996.086   12.10%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484
PIMCO Equity Income Fund

Khosrow B. Semnani                                          71,016.690    7.41%
P.O. Box 3508
Salt Lake City, Utah  84110-3508

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc. **                138,074.671   12.85%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc. **                146,935.576    9.87%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS D
PIMCO Advisors L.P.                                          6,057.829   92.55%  *
Attn:  Vinh Nguyen
800 Newport Center Drive
New port Beach, California  92660

Charles Schwab & Co., Inc. - Reinvest **                       487.293    7.44%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

                                                        SHARES           PERCENTAGE OF
                                                        BENEFICIALLY     OUTSTANDING
                                                        OWNED            SHARES OWNED
                                                        -----            ------------
PIMCO VALUE FUND

INSTITUTIONAL
Pacific Life Insurance Company                           2,275,956.132   41.01%  *
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

The Northern Trust Company as Trustee for                  889,833.187   16.03%
Great Lakes Chemical Corporation
P.O. Box 92956
Chicago, Illinois  00006-0690

CMTA-GMPP & Allied Workers Pension Trust                   726,503.530   13.09%
c/o Associated Third Party Administrator
1640 South Loop Road
Alameda, California  94502

BAC Local 19 Pension Trust                                 447,274.240    8.06%
777 Davis Street
San Francisco, California  94126-2500

Pacific Life Foundation                                    334,055.176    6.02%
700 Newport Center Drive
Newport Beach, California 92660

California Race Track Association                          302,810.164    5.46%
P.O. Box 60014
Arcadia, California  91006-6014

ADMINISTRATIVE

                                                          SHARES           PERCENTAGE OF
                                                          BENEFICIALLY     OUTSTANDING
                                                          OWNED            SHARES OWNED
                                                          -----            ------------
CLASS A
Merrill Lynch Pierce Fenner & Smith Inc. **                154,424.372      11.98%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc. **                499,083.943      22.33%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc. **                533,594.396      10.05%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

FTC & Co.**                                                276,023.537       5.20%
Datalynx House Acct.
P.O. Box 1731736
Denver, Colorado  80217-3736


CLASS D
PIMCO Advisors L.P.                                          6,301.244     100.00%  *
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

PIMCO VALUE 25 FUND

INSTITUTIONAL
PIMCO Advisors L.P.                                         18,750.000     100.00%  *
Attn:  R. M. Fitzgerald
800 Newport Center Drive
Newport Beach, California  92660

                                                            SHARES           PERCENTAGE OF
                                                            BENEFICIALLY     OUTSTANDING
                                                            OWNED            SHARES OWNED
                                                            -----            ------------
CLASS A
PIMCO Advisors L.P.                                         18,750.000       49.28%  *
Attn:  Vinh Nguyen
800 Newport Center Drive
New port Beach, California  92660

Bear Stearns Securities Corporation FBO                      5,351.000       14.06%
951-00334-19
1 MetroTech Center North
Brooklyn, New York  11201-3859

Merrill Lynch Pierce Fenner & Smith Inc. **                  2,819.000        7.41%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Chris Najork and Linda Najork                                2,801.120        7.36%
JT TEN WROS NOT TC
1632 Promontory Drive
Cedar Hill, Texas  75104-1529

Raymond James & Assoc. Inc. CSDN                             2,254.791        5.92%
Jennifer L. Elliott IRA
7133 Senton Circle
Arvada, Colorado  80003-3819

CLASS B
PIMCO Advisors L.P.                                         18,750.000       89.25%  *
Attn:  Vinh Nguyen
800 Newport Center Drive
New port Beach, California  92660


First Union Brokerage Services                               1,061.881        5.05%
Scott T. Philips SERG
AC 6707-1474

                                                            SHARES           PERCENTAGE OF
                                                            BENEFICIALLY     OUTSTANDING
                                                            OWNED            SHARES OWNED
                                                            -----            ------------
3870 Byrnwycke Drive
Buford, Georgia  30519

CLASS C
PIMCO Advisors L.P.                                         18,750.000       45.84%  *
Attn:  Vinh Nguyen
800 Newport Center Drive
New port Beach, California  92660

Robert M. Greene Trust UA Jan 79                            12,418.904       30.36%  *
Berkeley Cardiovascular Group PSP
FBO Robert M. Greene
671 The Alameda
Berkeley, California  94707-1601

PIMCO SMALL CAP VALUE FUND

INSTITUTIONAL
Pacific Mutual Life Insurance Company                      493,191.567       14.53%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

Mac & Company Account #855-577                             341,301.219       10.06%
Mellon Bank NA
Mutual Funds
P.O. Box 320
Pittsburgh, Pennsylvania  15230-0320

FTC & Co. DATAlynx House Account **                        290,185.144        8.55%
P.O. Box 173736
Denver, Colorado  80217-3736

Little Company Of Mary Hospital                            282,185.578        8.32%
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, Pennsylvania  15230-3198

Lucile Packard Foundation for Children                     220,202.390        6.49%

                                                         SHARES           PERCENTAGE OF
                                                         BENEFICIALLY     OUTSTANDING
                                                         OWNED            SHARES OWNED
                                                         -----            ------------
725 Welch Road
Palo Alto, California  94304

ADMINISTRATIVE
First Union National Bank **                               462,027.164    47.50%  *
1525 West WT Harris Boulevard NC 1151
Charlotte, North Carolina 28288-1151

National Financial Services Corporation for the            187,744.282    19.30%
Exclusive Benefit of Our Customers
1 World Trade Center
200 Liberty Street
New York, New York  10281

Wells Fargo Bank TTEE FBO                                   95,791.068     9.85%
Choicemaster (First Interstate)
P. O. Box 9800 Mutual Funds
Calabasas, California  91302-9800

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc. **                764,711.162    14.13%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc. **              1,804,494.589    26.70%  *
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc. **              2,097,404.238    27.14%  *
Attn:  Book Entry Department

                                                         SHARES          PERCENTAGE OF
                                                         BENEFICIALLY    OUTSTANDING
                                                         OWNED           SHARES OWNED
                                                         -----           ------------
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

FTC & Co.**                                                402,373.776    5.20%
Datalynx House Acct
P.O. Box 1731736
Denver, Colorado  80217-3736

PIMCO CAPITAL APPRECIATION FUND

INSTITUTIONAL
Donaldson Lufkin & Jenrette**                            6,429,724.450   21.18%
Pershing Division
P.O. Box 2052
Jersey City, New Jersey 07303-2052

Wendel & Co. A/C No. 571246                              3,513,743.489   11.57%
c/o The Bank of New York
Coopers & Lybrand Retirement Trust
Mutual Fund Reorg. Department
P. O. Box 1066
Wall Street Station
New York, New York  10286

Charles Schwab & Co., Inc. - Reinvest **                 2,353,977.835    7.75%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

ADMINISTRATIVE
Invesco Trust Company FBO                                2,399,989.655   31.34%  *
Reynolds & Reynolds 401k Plan
P. O. Box 77405
Atlanta, Georgia  30357

New York Life Trust Company **                           1,839,473.250   24.02%
51 Madison Avenue, Room 117A
New York, New York  10010

                                                         SHARES          PERCENTAGE OF
                                                         BENEFICIALLY    OUTSTANDING
                                                         OWNED           SHARES OWNED
                                                         -----           ------------
Certain Employee (Fidelity) **                           1,080,897.983   14.12%
100 Magetian KWIC
Covington, Kentucky  41015

First Union National Bank **                             1,023,642.873   13.37%
1525 West WT Harris Boulevard NC 1151
Charlotte, North Carolina  28288-1151

National Financial Services Corporation for **             522,357.792    6.82%
the Exclusive Benefit of Our Customers
1 World Financial Center
200 Liberty Street
New York, New York  10281

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc. **                899,501.410   24.90%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Carn & Co. 02087501                                        405,462.819   11.22%
American Yazaki Employee Savings
and Retirement Plan
Attn:  Mutual Funds - Star
P. O. Box 96211
Washington, D.C.  20090-6211

Wachovia Bank FBO VIT Pension Plan                         186,154.417    5.15%
Attn: Mutual Fund Department, 5th Floor
P. O. Box 27602
Richmond, Virginia  23261-7602

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc. **                313,631.477   16.53%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

                                                         SHARES          PERCENTAGE OF
                                                         BENEFICIALLY    OUTSTANDING
                                                         OWNED           SHARES OWNED
                                                         -----           ------------
CLASS C
Merrill Lynch Pierce Fenner & Smith Inc. **                392,373.682   13.09%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS D
Charles Schwab & Co., Inc. - Reinvest.**                     3,998.710   50.39%  *
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

PIMCO Advisors L.P.                                          3,935.458   49.60%  *
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

PIMCO MID CAP GROWTH FUND

INSTITUTIONAL
Norwest Bank Minnesota NA Custodian FBO                  1,132,593.144    6.12%
Parkview Memorial Hospital
c/o Mutual Fund Processing
733 Marquette Avenue MS 0036
Minneapolis, Minnesota  55479-0036

Charles Schwab & Co., Inc. - Reinvest **                 1,114,176.406    6.02%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122
PIMCO Mid Cap Growth Fund

ADMINISTRATIVE
Certain Employee (Fidelity) **                           1,270,852.457   32.54%  *
100 Magellan KW1C
Covington, Kentucky  41015

National Financial Services Corporation for **           1,021,020.745   26.15%  *
the Exclusive Benefit of Our Customers

                                                         SHARES          PERCENTAGE OF
                                                         BENEFICIALLY    OUTSTANDING
                                                         OWNED           SHARES OWNED
                                                         -----           ------------
1 World Financial Center
200 Liberty Street
New York, New York  10281

UMB TTEE FBO                                               440,528.148   11.28%
Andrew Profit Sharing Trust
c/o American Century Services
4500 Main
Kansas City, Missouri  64111

First Union National Bank **                               278,902.116    7.14%
1525 West WT Harris Boulevard NC 1151
Charlotte, North Carolina  28288-1151

New York Life Trust Company **                             255,947.905    6.55%
51 Madison Avenue, Room 117A
New York, New York  10010

CLASS A
Merrill Lynch Employee Services                          1,153,483.996   26.91%  *
Merrill Lynch Trust Company FSB FBO
401k Plans Masterworks
P. O. Box 62000
San Francisco, California  94162-0001

Merrill Lynch Pierce Fenner & Smith Inc. **                971,744.951   22.67%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc. **                863,218.301   22.58%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc. **              1,019,089.802   17.37%
Attn:  Book Entry Department

                                                         SHARES          PERCENTAGE OF
                                                         BENEFICIALLY    OUTSTANDING
                                                         OWNED           SHARES OWNED
                                                         -----           ------------
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS D
Charles Schwab & Co., Inc. - Reinvest.**                     6,670.544   61.52%  *
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

PIMCO Advisors L.P.                                          4,171.882   38.47%  *
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

PIMCO MICRO CAP GROWTH FUND

INSTITUTIONAL
Charles Schwab & Co., Inc. - Reinvest.**                 2,660,292.040   21.79%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

Donald Lufkin & Jenrette**                               2,260,460.254   18.52%
Pershing Division
P.O. Box 2052
Jersey City, New Jersey  07303-2052

Bost & Co. A/C DOMF 8526562                              1,179,579.025    9.66%
Dominion Resources
Attn: Mutual Fund Operations
P.  O. Box 3198
Pittsburgh, Pennsylvania  15230-3198

University of Southern California                        1,020,412.993    8.36%
Treasurer's Office
University Park, BKS 402
Los Angeles, California 90089-2541

Mac & Co. A/C 054-024                                      854,902.601    7.00%

                                                           SHARES          PERCENTAGE OF
                                                           BENEFICIALLY    OUTSTANDING
                                                           OWNED           SHARES OWNED
                                                           -----           ------------
Mellon Bank N.A.
Public Service of New Mexico
P. O. Box 3198
Mutual Funds Operations
Pittsburgh, Pennsylvania  15230-3198

Mac & Co. A/C OBRF 3331012 FBO                             681,890.401      5.59%
Oberlin College
Attn: Mutual Fund Operations
P.  O. Box 3198
Pittsburgh, Pennsylvania  15230-3198

ADMINISTRATIVE
Northern Trust as Trustee for                              129,049.520     87.08%  *
Sunday School Board
dba LifeWay Christian Resources
P.O. Box 92956
Chicago, Illinois  60675

New York Life Trust Company **                              13,422.843      9.06%
51 Madison Avenue, Room 117A
New York, New York  10010

PIMCO SMALL CAP GROWTH FUND

INSTITUTIONAL
The Jewish Federation of                                   921,718.855     20.96%
Metropolitan Chicago
One South Franklin Street, Room 625
Chicago, Illinois 60606-4609

DMNH Foundation                                            655,850.090     14.92%
2001 Colorado Blvd.
City Park
Denver, Colorado  00008-0205

ESOR & Co.                                                 453,722.992     10.32%
Associated Bank Green Bay
Trust Operations Department

                                                           SHARES          PERCENTAGE OF
                                                           BENEFICIALLY    OUTSTANDING
                                                           OWNED           SHARES OWNED
                                                           -----           ------------
P. O. Box 19006
Green Bay, Wisconsin  54307-9006

Employees Retirement System of Jersey City                 449,432.298     10.22%
325 Palisade Avenue
Jersey City, New Jersey  07307-1714

Berklee College of Music, Inc.                             417,256.011      9.49%
1140 Boylston Street
Boston, Massachusetts  02215-3693

Auburn Theological Seminary                                316,630.017      7.20%
3041 Broadway
New York, New York  10027-5710

Pacific Mutual Life Insurance Company                      259,765.912      5.91%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

ADMINISTRATIVE

PIMCO CORE EQUITY FUND

INSTITUTIONAL
Pacific Life Foundation                                     35,876.402     37.05%  *
700 Newport Center Drive
Newport Beach, California  92660

California Race Track Association                           32,320.660     33.38%  *
P. O. Box 60014
Arcadia, California  91006-6014

                                                         SHARES          PERCENTAGE OF
                                                         BENEFICIALLY    OUTSTANDING
                                                         OWNED           SHARES OWNED
                                                         -----           ------------
Mac & Co.  A/C #080-435                                     19,879.614   20.53%
Fine Quaker L.P.
P. O. Box 3198
Mutual Fund Operations
Pittsburgh, Pennsylvania  15230-3198

ADMINISTRATIVE
The Bank of New York as Trustee for                      6,442,997.929   92.50%  *
Melville Corporation
One Wall Street, 7th Floor MT/MC
New York, New York  10286-0001

PIMCO MID CAP EQUITY FUND

INSTITUTIONAL
Pacific Mutual Life Insurance Company                      361,856.905   56.39%  *
700 Newport Center Drive
Newport Beach, California 92660

Pacific Life Foundation                                     93,665.140   14.60%
700 Newport Center Drive
Newport Beach, California 92660

California Race Track Association                           84,743.480   13.21%
P.O. Box 60014
Arcadia, California  91006-6014

IFTC as Custodian for                                       81,186.220   12.65%
John W. Barnum
5175 Tilden Street, N.W.
Washington, D.C. 20016-1961

ADMINISTRATIVE

PIMCO ENHANCED EQUITY FUND

                                                         SHARES          PERCENTAGE OF
                                                         BENEFICIALLY    OUTSTANDING
                                                         OWNED           SHARES OWNED
                                                         -----           ------------
INSTITUTIONAL
Pacific Mutual Life Insurance Company                    1,470,504.372   51.15%  *
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

CMTA-GMPP & Allied Workers Pension                         468,000.811   16.28%
c/o Associated Third Party Administrator
1640 South Loop Road
Alameda, California  94502

BAC Local 19 Pension Trust Fund                            288,132.960   10.02%
777 Davis Street
San Francisco, California  94126-2500

Pacific Life Foundation                                    218,308.645    7.59%
700 Newport Center Drive
Newport Beach, California  92660

California Race Track Association                          196,975.687    6.85%
P.O. Box 60014
Arcadia, California  91006-6014
PIMCO Enhanced Equity Fund

ADMINISTRATIVE

PIMCO EMERGING MARKETS FUND

INSTITUTIONAL
Pacific Mutual Life Insurance Company                      693,588.695   28.37%  *
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

                                                           SHARES          PERCENTAGE OF
                                                           BENEFICIALLY    OUTSTANDING
                                                           OWNED           SHARES OWNED
                                                           -----           ------------
Charles Schwab & Co., Inc. - Reinvest **                   601,893.520     24.62%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

Pacific Mutual Life Insurance Company                      575,190.664     23.53%
700 Newport Center Drive ,
Newport Beach, California 92660

Donaldson Lufkin & Jenrette**                              172,030.241      7.04%
Pershing Division
P.O. Box 2052
Jersey City, New Jersey 07303-2052

ADMINISTRATIVE

CLASS A
PaineWebber FBO                                             14,459.406     29.25%  *
Donald A. Gill as Trustee for
Joseph W. Gill Irrev. Trust
U/A DTD 11-08-94
9992 Mackey Circle
Overland Park, Kansas  66212-3458

PaineWebber FBO                                              6,407.993     12.96%
Donald A. Gill CDN
For Timothy P. Gill
UTMA-KS
9992 Mackey Circle
Overland Park, Kansas  66212-3458

CLASS B
RPSS Trust IRA FBO                                           3,103.734      8.19%
Gregory D. McDonald
15618 Gettysburg Drive

                                                         SHARES           PERCENTAGE OF
                                                         BENEFICIALLY     OUTSTANDING
                                                         OWNED            SHARES OWNED
                                                         -----            ------------
Tomball, Texas  77375-8609

PAF Sales Inc.                                               2,347.418       6.19%
Profit Sharing Plan
P.O. Box 307
Scarborough, New York  10510-0807

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**                   6,368.000       5.98%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


PIMCO INTERNATIONAL DEVELOPED FUND

INSTITUTIONAL
Pacific Life Insurance Company                           1,536,160.091      19.67%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

Charles Schwab & Co., Inc. - Reinvest **                 1,285,367.297      16.46%
Attn:  Mutual Fund Operations
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

Wachovia Bank NA  as Trustee for the                     1,030,330.936      13.19%
Atlanta Gas Light Company Retirement Plan
301 N. Main Street - MC NC 31057
Winston-Salem, North Carolina  27150

Citibank, N.A., Trustee for the benefit of                 877,871.070      11.24%
Nissan Motor Mfg. Corp. U.S.A
983 Nissan Drive
Smyrna, Tennessee  37167-4400

Pacific Asset Management LLC                               667,985.181       8.55%

                                                         SHARES           PERCENTAGE OF
                                                         BENEFICIALLY     OUTSTANDING
                                                         OWNED            SHARES OWNED
                                                         -----            ------------
700 Newport Center Drive
Newport Beach, California 92660-6307

FTC & Co. Datalynx House Account **                        574,750.219       7.36%
P.O. Box 173736
Denver, Colorado  80217-3736

ADMINISTRATIVE

CLASS A
RPSS Trust IRA                                               9,354.005       8.23%
FBO William J. Murray
Duke University Medical Center
P.O. Box 3094
Durham, North Carolina  27715-3094

NFSC FEBO #AEX-769231                                        6,030.043       5.30%
Marianne H. Tinnin
316 Street S.W.
Albuquerque, New Mexico  87104

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**                  16,994.454       7.74%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**                  26,934.681       5.53%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PIMCO BALANCED FUND

                                                         SHARES           PERCENTAGE OF
                                                         BENEFICIALLY     OUTSTANDING
                                                         OWNED            SHARES OWNED
                                                         -----            ------------
INSTITUTIONAL
Bank of New York Western Trust Co.                       1,157,519.069      36.04%  *
as Trustee for
Pacific Life Insurance Company R.I.S.P.
700 S. Flower Street, 2nd Floor
Los Angeles, California  90017

Redlands Community Hospital Retirement Plan                633,227.992      19.72%
350 Terracina Boulevard
Redlands, California 92373-4850

Dominguez Services Corporation                             626,419.614      19.50%
21718 South Alameda Street
Long Beach, California  90810-0351

Bank of America as Trustee for                             306,325.199       9.54%
The Music Center Operating Co.
P.O. Box 2788
Los Angeles, California  90051-0788

The Northern Trust Company as Trustee for                  258,686.657       8.05%
Ameron 401(k)
P.O. Box 92956
Chicago, Illinois  60675

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**                 282,197.382      32.21%  *
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**                 181,417.321      20.33%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PIMCO TARGET FUND

                                                        SHARES            PERCENTAGE OF
                                                        BENEFICIALLY      OUTSTANDING
                                                        OWNED             SHARES OWNED
                                                        -----             ------------
CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**               1,570,692.183      19.26%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**               1,645,188.299      35.00%  *
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**              15,361,161.139      26.37%  *
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PIMCO PRECIOUS METALS FUND

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**                  82,867.845      17.07%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PaineWebber FBO                                             41,420.457       8.53%
Victor G. Warren Trust
UAD 071493 For the Victor G. Warren Trust
724 South Garfield
Hinsdale, Illinois  60521-4425

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**                 356,017.881      12.86%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

                                                         SHARES                  PERCENTAGE OF
                                                         BENEFICIALLY            OUTSTANDING
                                                         OWNED                   SHARES OWNED
                                                         -----                   ------------
PIMCO RENAISSANCE FUND

INSTITUTIONAL CLASS
Seymour S. Fiskind                                          42,768.781               90.62%  *
c/o Columbus Circle Investors
Metro Center
One Station Place, 8th Floor
Stamford, Connecticut  06902

Donaldson, Lufkin & Jenrette **                              4,427.330                9.38%
P. O. Box 2052
Jersey City, New Jersey  07303-2052

ADMINISTRATIVE
PIMCO Advisors L.P.                                          6,506.181           111100.00%  *
800 Newport Center Drive
Newport Beach, California  92660

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**                 528,740.476               11.16%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**               1,336,375.697               21.39%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**               3,883,672.129               15.88%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

                                                         SHARES           PERCENTAGE OF
                                                         BENEFICIALLY     OUTSTANDING
                                                         OWNED            SHARES OWNED
                                                         -----            ------------
CLASS D
PIMCO Advisors L.P.                                          5,265.929       84.50%  *
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

Charles Schwab & Co., Inc. - Reinvest.**                       965.580       15.49%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122


PIMCO GROWTH FUND

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**                 371,949.799        7.14%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**                 773,112.190       27.59%  *
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**               7,703,857.710       13.00%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PIMCO OPPORTUNITY FUND

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**               1,093,682.070       22.85%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3

                                                         SHARES           PERCENTAGE OF
                                                         BENEFICIALLY     OUTSTANDING
                                                         OWNED            SHARES OWNED
                                                         -----            ------------
Jacksonville, Florida  32246-6484

American Express Trust Company                             318,681.258        6.65%
FBO WESCO Distribution Inc.
Retirement Savings Plan
733 Marquette Avenue
Minneapolis, Minnesota  55402-2309

American Express Trust Company                             318,681.258        6.65%
FBO WESCO Distribution Inc.
Retirement Savings Plan
733 Marquette Avenue
Minneapolis, Minnesota  55402-2309

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**               3,948,381.435       25.91%  *
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


PIMCO INNOVATION FUND

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**                 422,145.610       12.08%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**                 849,742.813       21.97%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**               1,401,620.113       14.53%

                                                         SHARES           PERCENTAGE OF
                                                         BENEFICIALLY     OUTSTANDING
                                                         OWNED            SHARES OWNED
                                                         -----            ------------
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS D
Charles Schwab & Co., Inc. - Reinvest.**                    67,920.558       99.99%  *
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

PIMCO INTERNATIONAL FUND

INSTITUTIONAL
90/10 Portfolio                                              3,628.684       56.80%  *
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California  92660

60/40 Portfolio                                              2,006.396       31.40%  *
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California  92660

30/70 Portfolio                                                753.832       11.80%
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California  92660

ADMINISTRATIVE

PIMCO Advisors L.P.                                          9,551.098       43.77%  *
Attn:  R. M. Fitzgerald
800 Newport Center Drive
Newport Beach, California  92660

                                                         SHARES           PERCENTAGE OF
                                                         BENEFICIALLY     OUTSTANDING
                                                         OWNED            SHARES OWNED
                                                         -----            ------------
CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**                  95,289.179       12.38%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PaineWebber FBO                                             62,801.791        8.16%
Bakerrubine LLC
575 Madison Avenue, 10th Floor
New York, New York  10022-2511

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**                 135,489.602       20.38%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**               1,325,408.448       14.37%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PIMCO INTERNATIONAL GROWTH FUND

INSTITUTIONAL
Pacific Asset Management LLC                               500,000.000       99.21%  *
700 Newport Center Drive
Newport Beach, California 92660-6307

PIMCO STRUCTURED EMERGING MARKETS FUND

INSTITUTIONAL
Rhode Island Foundation                                    861,818.340       24.19%
Attn:  Robert Rosendale
150 Royall Street
Canton, Massachusetts  02021

Berklee College of Music, Inc.                             507,144.599       14.23%

                                                         SHARES           PERCENTAGE OF
                                                         BENEFICIALLY     OUTSTANDING
                                                         OWNED            SHARES OWNED
                                                         -----            ------------
1140 Boylston Street
Boston, Massachusetts  02215-3693

Hartford Foundation                                        325,959.222        9.15%
159 E. Main Street
Rochester, New York  14638

Munsen-Williams-Proctor Institute                          286,820.745        8.05%
Attn:  Anthony Spiridigloizzi
310 Genesee Street
Utica, New York  13502

The Reeves Foundation                                      258,740.474        7.26%
115 Summit Avenue
Summit, New Jersey  07901

Deseret Mutual Retiree Med. & Life Pl. Tr.                 231,885.531        6.51%
c/o Doug Burton
60 East South Temple Street
Salt Lake City, Utah  84147

Brockton Health Corp. Endowment                            200,487.790        5.63%
Attn:  Steven Connolly
680 Centre Street
Brockton, Massachusetts  02402-3395

PIMCO TAX-EFFICIENT EQUITY FUND

ADMINISTRATIVE
PIMCO Advisors L.P.                                         11,560.694      100.00%  *
Attn:  R. M. Fitzgerald
800 Newport Center Drive
Newport Beach, California

CLASS A
PIMCO Advisors L.P.                                         75,000.000       45.24%  *
Attn:  Vinh Nguyen
800 Newport Center Drive

                                                            Shares              Percentage of
                                                            Beneficially        Outstanding
                                                            Owned               Shares Owned
                                                            -----               -------------
Newport Beach, California  92660

Merrill Lynch Pierce Fenner & Smith Inc.**                  18,425.393              11.11%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Dain Rauscher Inc. FBO                                      11,235.955               6.77%
Michael G. King and Elizabeth W. King
Long Term Account JT TEN WROS
14800 164th Place North East
Woodinville, Washington 98072

CLASS B
PIMCO Advisors L.P.                                         75,000.000              47.47%  *
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

Merrill Lynch Pierce Fenner & Smith Inc.**                  27,530.866              17.42%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PaineWebber FBO                                             10,706.638               6.77%
Evan Kaplan & Elissa Kaplan  JTWROS
1850 Muttontown Road
Muttontown, New York  11791-9652

Robert T. Wright and Catherine D. Wright                     9,060.023               5.73%
JT TEN WROS NOT TC
115 Mayer Street
Redding, Pennsylvania  19606-1620

PaineWebber FBO                                              7,952.231               5.03%
Patricia M. Fayad
TTEE Patricia M. Fayad Living Trust
UAD 52297
18597 Manorwood South

                                                            Shares              Percentage of
                                                            Beneficially        Outstanding
                                                            Owned               Shares Owned
                                                            -----               -------------
Clinton Township, Michigan  48038-4817

CLASS C
PIMCO Advisors L.P.                                         75,000.000              36.06%  *
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

Merrill Lynch Pierce Fenner & Smith Inc.**                  18,205.540               8.75%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

David A. Lamando and Diana J. Lamando                       14,314.899               6.88%
JT TEN WROS NOT TC
7 Peekskill Hollow turnpike
Putnam Valley, New York  10579-3222






PaineWebber FBO                                             11,299.435               5.43%
Leonard Pienik TTEE
FBO Greg Gibson
UAD 3-15-73 Trust I
58 Lyons Place
Basking Ridge, New Jersey  07920-1914

CLASS D
PIMCO Advisors L.P.                                         75,000.000             100.00%  *
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

PIMCO TAX-EFFICIENT STRUCTURED EMERGING MARKETS FUND

INSTITUTIONAL

                                                           Shares              Percentage of
                                                           Beneficially        Outstanding
                                                           Owned               Shares Owned
                                                           -----               -------------
Alscott Investments, LLC                                   988,077.548             21.69%
501 Baybrook Court
Boise, Idaho  83706

Verb & Company (Weyerhaeuser)                              805,503.178             17.68%
4380 S.W. Macadam, Suite 450
Portland, Oregon  97201

Waycrosse, Inc./International Equity Fund II               620,642.769             13.62%
P. O. Box 9300, MS 28
Minneapolis, Minnesota  55440-9300

Ruby Trust                                                 584,956.501             12.84%
499 Park Avenue
New York, New York  10022

Topaz Trust                                                346,011.851              7.59%
499 Park Avenue
New York, New York  10022

Alscott Investments, LLC                                   262,948.208              5.77%
501 Baybrook Court
Boise, Idaho  83706

30/70 PORTFOLIO

CLASS A
PIMCO Advisors L.P.                                          3,333.333             95.04%  *
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660


CLASS B
PIMCO Advisors L.P.                                          3,333.333             88.71%  *
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

                                                               Shares              Percentage of
                                                               Beneficially        Outstanding
                                                               Owned               Shares Owned
                                                               -----               -------------
Reva C. David                                                  196.625                  5.23%
P.O. Box 154
Lenora, Kansas  67645-0154

CLASS C
PIMCO Advisors L.P.                                          3,333.334                 73.74%  *
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

Barbara Van Driest                                             471.386                 10.42%
10771 Girdled Road
Concord, Ohio  44077-8801

RPSS Trust Rollover IRA                                        393.326                  8.70%
Richard E. Klawitter
21897 Spirit Lake Road West
Frederic, Wisconsin  54837-9642

Lori A. Mears and Dale Mears                                   322.002                  7.12%
JT TEN WROS NOT TC
150 Charles Avenue
Amherst, Ohio  44001-2076

90/10 PORTFOLIO

CLASS A
PIMCO Advisors L.P.                                          3,333.333                 85.66%  *
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

Gerald G. Dorff Custodian                                      290.530                  7.46%
FBO Vanessa C. Dorff
UNIF TRANS MIN ACT WI
3220 Venus Avenue
Eau Claire, Wisconsin  54703-0921

CLASS B

                                                             Shares              Percentage of
                                                             Beneficially        Outstanding
                                                             Owned               Shares Owned
                                                             -----               -------------
PIMCO Advisors L.P.                                          3,333.333               64.94%  *
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

RPSS Trust Rollover IRA                                        316.270                6.16%
FBO James A. Harris
2508 Poinsetta Drive
White Oak, Pennsylvania  15131-1928

RPSS Trust Rollover IRA                                        271.437                5.28%
FBO Kathy S. Giuliano
15 Sunshine Court
Bloomington, Illinois  61704-2342

CLASS C
PIMCO Advisors L.P.                                          3,333.334               20.27%
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

June P. Knoblich                                             1,036.269                6.30%
18332 Nassey Drive
Castro Valley, California  94546-2267

60/40 PORTFOLIO

CLASS A
PIMCO Advisors L.P.                                          3,333.333               55.30%  *
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

RPSS Trust Rollover IRA                                        711.309               11.80%
FBO Joyce E. Olsen
708 Montana Avenue
Missoula, Montana  59802-5525

RPSS Trust Rollover IRA                                        705.945               11.71%

                                                             Shares              Percentage of
                                                             Beneficially        Outstanding
                                                             Owned               Shares Owned
                                                             -----               -------------
FBO Bernard L. Olsen
708 Montana Avenue
Missoula, Montana  59802-5525

CLASS B
PIMCO Advisors L.P.                                          3,333.333                 59.49%  *
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

David M. Nemeti and Judith A. Nemeti                           635.041                 11.33%
JT TEN WROS NOT TC
278 Adams Lane
Rayland, Ohio  43943-7835

CLASS C
PIMCO Advisors L.P.                                          3,333.334                 67.50%  *
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

RPSS Trust IRA                                                 393.688                  7.97%
FBO Edward A. Fiorella
9480 Bayfront Drive
Norfolk, Virginia  23518-6308

RPSS Trust IRA                                                 258.399                  5.23%
Randall L. Damm
510 Oak Street
Shoshoni, Wyoming  82649

Edward A. Fiorella                                             254.888                  5.16%
FBO Edward A. Fiorella
9480 Bayfront Drive
Norfolk, Virginia  23518-6308

_____________________________________________

* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.

**  Shares are believed to be held only as nominee.

CUSTODIAN

  Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for assets of all Funds and Portfolios. Pursuant to separate sub-custody agreements between IFTC and The Chase Manhattan Bank, N.A. ("Chase") and IFTC and State Street Bank and Trust Company ("State Street"), Chase and State Street serve as subcustodians of the Trust for the custody of the foreign securities acquired by those Funds that invest in foreign securities. Under the agreements, Chase and State Street may hold foreign securities at their principal offices and their branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

  Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets, although the Trustees reserve the right to delegate their selection responsibilities in light of recent amendments to Rule 17f-5 under the 1940 Act, in which case the factors for consideration would differ from those referenced above. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by the recent amendments to Rule 17f-5. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

INDEPENDENT ACCOUNTANTS

  PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, Missouri 64105, serves as the independent public accountants for the Funds and Portfolios. PricewaterhouseCoopers LLP provides audit services, accounting assistance, and consultation in connection with SEC filings.

REGISTRATION STATEMENT

  This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust's registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

  Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

  Audited financial statements for the Funds, as of June 30, 1998, for the fiscal year then ended, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, each dated August 17, 1998, are incorporated by reference from the Trust's three June 30, 1998 Annual Reports. One Annual Report (the

"Retail Report") corresponds to the Class A, B and C Prospectus, another (the "Institutional Report") corresponds to the Institutional Prospectus, and another (the "Class D Report") corresponds to the Class D Prospectus. The Trust's 1998 Annual Reports are on file electronically with the SEC (Retail Report - filed on September 8, 1998, Accession No. 0001017062-98-001959; Institutional Report - filed on September 4, 1998, Accession No. 00010107062-98-001952; Class D
Report -filed on September 8, 1998, Accession No. 0001017062-98-001961.

  The Portfolios were not operational during these reporting periods.

                                   APPENDIX

                       DESCRIPTION OF SECURITIES RATINGS

     Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser's or Portfolio Manager's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Adviser or a Portfolio Manager to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

MOODY'S INVESTORS SERVICE, INC.

     CORPORATE AND MUNICIPAL BOND RATINGS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES

     CORPORATE AND MUNICIPAL BOND RATINGS

     Investment Grade

     AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     Speculative Grade

     Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.:  Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     COMMERCIAL PAPER RATING DEFINITIONS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated B are regarded as having only speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

PART C.  OTHER INFORMATION


Item 24.  Financial Statements and Exhibits.

     (a)  Financial Statements.

          (1)  Part A
                    Financial Highlights.

          (2)  Part B

                    Financial statements dated as of June 30, 1998 are incorporated by reference in the Statement of Additional Information from the Funds' Annual Reports dated as of June 30, 1998 and include the following:

                         Schedule of Investments
                         Financial Highlights
                         Statements of Assets and Liabilities
                         Statements of Operations
                         Statements of Changes in Net Assets
                         Notes to Financial Statements
                         Report of Independent Accountants.

     (b) Exhibits (the number of each exhibit relates to the exhibit designation in Form N-1A):

          (1) Form of Second Amendment and Restated Agreement and Declaration of Trust (2)

          (2)       Form of First Amended and Restated Bylaws (4)

          (3)       Not Applicable

          (4) (a) Article III (Shares) and Article V (Shareholders' Voting Powers and Meetings) of the Second Amended and Restated Agreement and Declaration of Trust (2)

               (b) Article 9 (Issuance of Shares Certificates) and Article 11 (Shareholders' Voting Powers and Meetings) of the First Amended and Restated Bylaws (4)

          (5)  (a) (i)   Form of Amended and Restated Investment Advisory
                         Agreement (4)

                   (ii) Form of Addendum to Amended and Restated Investment Advisory Agreement to add PIMCO International Growth Fund and PIMCO Tax-Efficient Structured Emerging Markets Fund (6)

                   (iii) Form of Addendum to Amended and Restated
                         Investment Advisory Agreement to add PIMCO Value 25 Fund, PIMCO Hard Assets Fund, and PIMCO Tax-Efficient Equity Fund (10)

                   (iv) Form of Addendum to Amended and Restated Investment Advisory Agreement to add PIMCO Funds Asset Allocation Series - 90/10 Portfolio, PIMCO Funds Asset Allocation Series - 60/40 Portfolio, and PIMCO Funds Asset Allocation Series -30/70 Portfolio (9)

               (b) (i) Form of Portfolio Management Agreement with Pacific Investment Management Company (6)

                   (ii) Form of Portfolio Management Agreement, as amended, with NFJ Investment Group (4)

                   (iii) Form of Addendum to Portfolio Management Agreement
                         with NFJ Investment Group to add PIMCO Value 25 Fund and PIMCO Hard Assets Fund (10)

                   (iv) Form of Portfolio Management Agreement, as amended, with Cadence Capital Management (4)

                   (v) Form of Portfolio Management Agreement, as amended, with Parametric Portfolio Associates (4)

                   (vi) Form of Addendum to Portfolio Management Agreement with Parametric Portfolio Associates to add PIMCO Tax-Efficient Structured Emerging Markets Fund (6)

                         (vii) Form of Addendum to Portfolio Management Agreement with Parametric Portfolio Associates to add PIMCO Tax-Efficient Equity Fund (10)

                         (viii) Form of Amended and Restated Portfolio
                                Management Agreement with Blairlogic Capital
                                Management (4)

                         (ix) Form of Amended and Restated Portfolio Management Agreement with Columbus Circle Investors (4)

                         (x) Form of Addendum to Portfolio Management Agreement with Columbus Circle Investors to add PIMCO International Growth Fund (6)

                        (xi) Form of Portfolio Management Agreement with Van Eck Associates Corporation (4)f

              (6)  (a)  Amended Distribution Contract (4)

                   (b) Form of Amended and Restated Distribution Contract (to add Class D shares) (7)

                   (c)  Form of Addendum to Distribution Contract to add
                        PIMCO International Growth Fund and PIMCO Tax-Efficient Structured Emerging Markets Fund (6)

                   (d)  Form of Addendum to Distribution Contract to add
                        PIMCO Value 25 Fund, PIMCO Hard Assets Fund, and PIMCO Tax-Efficient Equity Fund (10)

                   (e)  Form of Addendum to Distribution Contract to add
                        PIMCO Funds Asset Allocation Series - 90/10 Portfolio, PIMCO Funds Asset Allocation Series - 60/40 Portfolio and PIMCO Funds Asset Allocation Series - 30/70 Portfolio (9)

              (7)       Not Applicable

              (8)  (a)  Form of Custody Agreement and Addenda (1)

                   (b)  Form of Addendum to Custody Agreement (4)

                   (c)  Form of Assignment of Custody Agreement (4)

                   (d)  Form of Addendum to Custody Agreement (6)

              (9)  (a)  Form of Amended Administration Agreement between the
                        Trust and PIMCO Advisors L.P. (4)

                   (b) Form of Amended and Restated Administration Agreement (to include Class D shares ) between the Trust and PIMCO Advisors L.P. (7)

                   (c) Form of Administration Agreement between PIMCO Advisors L.P. and Pacific Investment Management Company (4)

                   (d) Form of Amendment to Administration Agreement (to include Class D shares) between PIMCO Advisors L.P. and Pacific Investment Management Company is filed herewith


                   (e)  Form of Agency Agreement and Addenda (1)

                   (f)  Form of Addendum to Agency Agreement (4)

                   (g)  Form of Assignment of Agency Agreement (4)

                   (h)  Form of Addendum to Agency Agreement (6)

                   (i) Form of Transfer Agency Agreement with Shareholder Services, Inc. (3)

                   (j)  Form of Service Plan for Institutional Services Shares
                        (6)

                   (k) Form of Administrative Services Plan for Administrative Class Shares (4)

              (10)      Opinion and Consent of Counsel (6)

              (11) (a)  Consent of PricewaterhouseCoopers LLP is filed herewith


                   (b)  Consent and Opinion of Coopers & Lybrand LLP (6)

              (12)      Not Applicable

              (13)      Initial Capital Agreement (6)

              (14)      Not Applicable

              (15) (a)  Form of Distribution and Servicing Plan (Class A) (4)

                   (b)  Form of Distribution and Servicing Plan (Class B) (4)

                   (c)  Form of Distribution and Servicing Plan (Class C) (4)

                   (d) Form of Distribution Plan for Administrative Class Shares (4)

                   (e) Form of Distribution Plan for Class D Shares included as part of the Form of Amended and Restated Administration Agreement included in Exhibit 9(b)

              (16)      Schedule of Computation of Performance (6)

              (17) Financial Data Schedules for fiscal year ended 6/30/98 are filed herewith

              (18)      Form of Amended and Restated Multi-Class Plan (7)

              (19) (a)  Powers of Attorney and Certificate of Secretary (1)

                   (b) Power of Attorney for E. Philip Cannon, Donald P. Carter, Gary A. Childress, William D. Cvengros, John P. Hardaway, Joel Segall, W. Bryant Stooks, Gerald M. Thorne, Richard L. Nelson, Lyman W. Porter and Alan Richards (5)

--------------------
1 Included in Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 33-36528), as filed on July 1, 1996.

2 Included in Definitive Proxy Statement (File No. 811-06161), as filed on November 7, 1996.

3 Included in Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of PIMCO Advisors Funds (File No. 2-87203), as filed on November 30, 1995.

4 Included in Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File 33-36528), as filed on January 13, 1997.

5 Included in Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File 33-36528), as filed on October 10, 1997.

6 Included in Post-Effective Amendment No.28 to the Registration Statement on Form N-1A (File 33-36528), as filed on October 31, 1997.

7 Included in Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File 33-36528), as filed on March 13, 1998.

8 Included in Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (File 33-36528), as filed on April 21, 1998.


9 Included in Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File 33-36528), as filed on June 30, 1998.

10. Included in Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (File 33-36528), as filed on July 2, 1998.

Item 25.  Persons Controlled by or Under Common Control with Registrant.

          Not applicable.


Item 26.  No longer required.

Item 27.  Indemnification

     Reference is made to Article VIII, Section 1, of the Registrant's Second Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference herein.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Second Amended and Restated Agreement and Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Advisor and Portfolio Managers.

     Unless otherwise stated, the principal business address of each organization listed in 800 Newport Center Drive, Newport Beach, CA 92660.

                              PIMCO Advisors L.P.

Name                 Position with Advisor         Other Affiliations

Walter E. Auch, Sr.  Member of Management Board    Management Consultant;
                                                   Director, Fort Dearborn Fund,
                                                   Shearson VIP Fund, Shearson
                                                   Advisors Fund, Shearson TRAK
                                                   Fund, Banyan Land Trust,
                                                   Banyan Land Fund II, Banyan
                                                   Mortgage Fund, Allied
                                                   Healthcare Products, Inc.,
                                                   First Western Inc., DHR Group
                                                   and Geotech Industries.

David B. Breed       Member of Management Board    Director, Managing Director
                                                   and Chief Executive Officer,
                                                   Cadence Capital Management,
                                                   Inc.; Managing Director and
                                                   Chief Executive Officer,
                                                   Cadence Capital Management.

Donald A. Chiboucas  Member of Management Board    Director, Columbus Circle
                                                   Investors Management, Inc.;
                                                   Managing Director, Columbus
                                                   Circle Investors.


William D. Cvengros  Chief Executive Officer       Trustee and Chairman of the
                     and President, Member of      Trust; Director, PIMCO Funds
                     Management Board              Distributors LLC, Chief
                                                   Executive Officer and
                                                   President, Value Advisors
                                                   LLC; Director, PIMCO Funds
                                                   Advertising Agency; Director,
                                                   President and Chief Executive
                                                   Officer, Thomson Advisory
                                                   Group, Inc.


Walter B. Gerken     Chairman and Member of        Director, Mullin Consulting
                     Management Board              Inc Director, Executive
                                                   Services Corps. of Southern
                                                   California.


William H. Gross     Operating Board               Director and Managing
                     and Equity Board              Director, PIMCO Management,
                                                   Inc.; Managing Director,
                                                   Pacific Investment Management
                                                   Company; Senior Vice
                                                   President, PIMCO Funds:
                                                   Pacific Investment Management
                                                   Series, PIMCO Variable
                                                   Insurance Trust; Director and
                                                   Vice President, StocksPLUS
                                                   Management, Inc.; Member of
                                                   PIMCO Partners LLC.

Brent R. Harris      Member of Management Board    Director and Managing
                                                   Director, PIMCO Management,
                                                   Inc.; Managing Director,
                                                   Pacific Investment Management
                                                   Company; Director and Vice
                                                   President,

                                                         StocksPLUS Management,
                                                         Inc.; Chairman of the
                                                         Board and Trustee,
                                                         PIMCO Funds: Pacific
                                                         Investment Management
                                                         Series, PIMCO Variable
                                                         Insurance Trust and
                                                         PIMCO Commercial
                                                         Mortgage Securities
                                                         Trust, Inc.; Member of
                                                         PIMCO Partners LLC.

Donald R. Kurtz           Member of Management Board     Donald R. Kurtz Member
                                                         of Management Board
                                                         Formerly, Vice
                                                         President of Internal
                                                         Asset Management,
                                                         General Motors
                                                         Investment Management
                                                         Corp.; Director,
                                                         Thomson Advisory Group
                                                         L.P.

George A. Long            Member of Management Board     Chairman and Chief
                                                         Executive Officer of
                                                         Oppenheimer Capital.


James McCaughan           Member of Management Board     Chief Executive
                                                         Officer, Oppenheimer
                                                         Capital


James F. McIntosh         Member of Management Board     Executive Director,
                                                         Allen Matkins, Leck,
                                                         Gamble & Mallory LLP.
                                                         Formerly, Director,
                                                         Pacific Investment
                                                         Management Company.

Kenneth H. Mortenson      Member of Management Board     Managing Director of
                                                         Oppenheimer Capital.

William F. Podlich, III   Member of Management Board     Director and Managing
                                                         Director, PIMCO
                                                         Management, Inc.;
                                                         Managing Director,
                                                         Pacific Investment
                                                         Management Company;
                                                         Vice President, PIMCO
                                                         Commercial Mortgage
                                                         Securities Trust, Inc.;
                                                         Member of PIMCO
                                                         Partners LLC.

Glenn S. Schafer          Member of Management           Board President and
                                                         Director, Pacific
                                                         Mutual Holding Company,
                                                         Pacific LifeCorp,
                                                         Pacific Life Insurance
                                                         Company, Pacific
                                                         Financial Asset
                                                         Management Corp.,
                                                         PMRealty Advisors,
                                                         Inc.; Director, Pacific
                                                         Mutual Distributors,
                                                         Inc., Mutual Service
                                                         Corporation,
                                                         UnitedPlanners' Group,
                                                         Inc., Thomson Advisory
                                                         Group.

Thomas C. Sutton     Member of Management Board    Chairman, Chief Executive
                                                   Officer and Director, Pacific
                                                   William S. Thomson, Jr.
                                                   Mutual Holding Company,
                                                   Pacific LifeCorp, Pacific
                                                   Life Insurance Company,
                                                   Pacific Financial Asset
                                                   Management Corp.; Director,
                                                   Pacific Mutual Distributors,
                                                   Inc., Mutual Service
                                                   Corporation, United Planners'
                                                   Group, Inc., PMRealty
                                                   Advisors, Inc.


William S. Thomson,  Member of Management Board;   Director, Managing Director
Jr.                  Chairman, Executive           and Chief Executive Committee
                                                   Fitzgerald Officer, PIMCO
                                                   Management, Inc.; Chief
                                                   Executive Officer and
                                                   Managing Director, Pacific
                                                   Investment Management
                                                   Company; Member, President
                                                   and Chief Executive Officer,
                                                   PIMCO Partners LLC; Director
                                                   and President, StocksPLUS
                                                   Management, Inc.; Vice
                                                   President, PIMCO Variable
                                                   Insurance Trust, PIMCO Funds:
                                                   Pacific Investment Management
                                                   Series, and PIMCO Commercial
                                                   Mortgage Securities Trust,
                                                   Inc.; Director, Thomson
                                                   Advisory Group, Inc.



Robert M. Fitzgerald Senior Vice President         Chief Financial Officer and
                     and Chief                     Treasurer, PIMCO Funds
                     Financial Officer             Distributors, LLC, Columbus
                                                   Circle Investors, Columbus
                                                   Circle Investors Management,
                                                   Inc., Cadence Capital
                                                   Management, Inc., NFJ
                                                   Investment Group, NFJ
                                                   Management, Inc., Parametric
                                                   Portfolio Associates,
                                                   Parametric Management, Inc.,
                                                   PIMCO Management, Inc.,
                                                   Pacific

                                                   Investment Management
                                                   Company, and StocksPLUS
                                                   Management, Inc.; Chief
                                                   Financial Officer and
                                                   Assistant Treasurer, Cadence
                                                   Capital Management; Senior
                                                   Vice President and Chief
                                                   Financial Officer, Value
                                                   Advisors LLC; Chief Financial
                                                   Officer, Columbus Circle
                                                   Trust Company; Chief
                                                   Financial Officer and
                                                   Treasurer, PIMCO Funds
                                                   Advertising Agency; Senior
                                                   Vice President, Chief
                                                   Financial Officer and
                                                   Treasurer, Thomson Advisory
                                                   Group, Inc.

Benjamin L. Trosky   Member of Management Board    Managing Director, Pacific
                                                   Investment Management
                                                   Company; Director and
                                                   Managing Director, PIMCO
                                                   Management, Inc.; Senior Vice
                                                   President, PIMCO Commercial
                                                   Mortgage Securities Trust,
                                                   Inc.; Member of PIMCO
                                                   Partners LLC.


Bradley W. Paulson   Vice President                Vice President and Secretary,
                                                   PIMCO Global Advisors
                                                   (Europe) Limited, PIMCO
                                                   Global Advisors (Japan)
                                                   Limited; Vice President,
                                                   Pacific Investment Management
                                                   Company.


Kenneth M. Poovey    Chief Operating Officer       Executive Vice President and
                     and General Counsel           General Counsel, Value
                                                   Advisors LLC and Thomson
                                                   Advisory Group, Inc.


Stephen J. Treadway  Executive Vice President      Chairman, President, and
                                                   Chief Executive Officer,
                                                   PIMCO Funds Advertising
                                                   Agency, Inc., PIMCO Funds
                                                   Distributors LLC, and
                                                   Trustee, President and Chief
                                                   Executive Officer of the
                                                   Trust;

                                                   Executive Vice President,
                                                   Value Advisors LLC.

Robert S. Venable    Vice President                None



James G. Ward        Senior Vice President,        Senior Vice President, Human
                     Human Resources               Resources, Value Advisors
                                                   LLC; Senior Vice President,
                                                   Thomson Advisory Group, Inc.

Richard M. Weil      Senior Vice President -       Senior Vice President,
                     Legal, Secretary              Assistant Secretary, PIMCO
                                                   Management, Inc.; Secretary,
                                                   Cadence Capital Management,
                                                   Inc., NFJ Investment Group,
                                                   NFJ Management, Inc.,
                                                   Parametric Portfolio
                                                   Associates, Parametric
                                                   Management, Inc., and
                                                   StocksPLUS Management, Inc.;
                                                   Assistant Secretary, Columbus
                                                   Circle Investors, Columbus
                                                   Circle Investors Management,
                                                   Inc., Cadence Capital
                                                   Management, PIMCO Funds
                                                   Advertising Agency, Inc. and
                                                   Pacific Management Investment
                                                   Company; Senior Vice
                                                   President, Legal, Secretary
                                                   Value Advisors LLC, Thomson
                                                   Advisors LLC, Thomson
                                                   Advisory Group, Inc., and
                                                   Vice President of the
                                                   Trust.




Frank C. Poli        Vice President, Director of   Compliance Officer,
                     Compliance                    PIMCO Funds Distributors LLC





Vinh T. Nguyen       Vice President, Controller    Vice President, Controller,
                                                   Columbus Circle Investors
                                                   Management, Inc., Cadence
                                                   Capital Management, Inc., NFJ
                                                   Management, Inc., Parametric
                                                   Management, Inc., StocksPLUS
                                                   Management, Inc., PIMCO Funds
                                                   Advertising Agency, Inc.,
                                                   PIMCO

                                                   Funds Distributors LLC,
                                                   and Value Advisors LLC;
                                                   Controller, Pacific
                                                   Investment Management Company
                                                   and PIMCO Management, Inc.




Timothy R. Clark     Vice President, Mutual        Senior Vice President, PIMCO
                     Funds Division                Funds Distributors LLC



Newton B. Schott,    Senior Vice President,        Director, Executive Vice
Jr.                  Mutual Funds Division         President, Chief
                                                   Administrative Officer,
                                                   General Counsel and
                                                   Secretary, PIMCO Funds
                                                   Distributors LLC and PIMCO
                                                   Funds Advertising Agency,
                                                   Inc.; Chief Legal Officer and
                                                   Secretary, Columbus Circle
                                                   Investors, Columbus Circle
                                                   Investors Management, Inc.;
                                                   Senior Vice President, Mutual
                                                   Fund Division; General
                                                   Counsel and Secretary,
                                                   Columbus Circle Trust
                                                   Company; Vice President and
                                                   Secretary, the Trust; Senior
                                                   Vice President, Value
                                                   Advisors LLC.



Diane P. Dubois      Vice President, Finance      None.


Ernest L. Schmider   Senior Vice President        See Pacific Investment
                                                  Management Company



                           Cadence Capital Management
                        Exchange Place, 53 State Street
                          Boston, Massachusetts  02109

Name                     Position with Portfolio   Other Affiliations
                         Manager

William B. Bannick       Managing Director and     Director and Managing
                         Executive Vice President  Director,
                                                   Cadence Capital Management,
                                                   Inc.

David B. Breed          Managing Director and      Member of Management Board,
                        Chief Executive Officer    PIMCO Advisors L.P.;
                                                   Director, Managing Director
                                                   and Chief Executive Officer,
                                                   Cadence Capital Management,
                                                   Inc.

Katherine A. Burdon     Managing Director            None.

Mary Ellen Melendez     Secretary                    None.

Robert M. Fitzgerald    Chief Financial Officer      See PIMCO Advisors L.P.
                        and Assistant Treasurer

Barbara M. Green        Treasurer                    None.

Richard M. Weil         Assistant Secretary          See PIMCO Advisors L.P.





                              NFJ Investment Group
                          2121 San Jacinto, Suite 1440
                              Dallas, Texas  75201

Name                    Position with Portfolio      Other Affiliations
                        Manager

Benno J. Fischer        Managing Director            Director, Managing
                                                     Director, and Co-Chairman,
                                                     NFJ Management, Inc.

Robert M. Fitzgerald    Chief Financial Officer      See PIMCO Advisors L.P.
                        and Treasurer

John L. Johnson         Managing Director            Director, and Co-Chairman
                                                     Managing Director, NFJ
                                                     Management, Inc.

Jack C. Najork          Managing Director            Director, Managing
                                                     Director, Co-Chairman, NFJ
                                                     Management, Inc.

Richard M. Weil         Secretary                    See PIMCO Advisors L.P.

                        Parametric Portfolio Associates
                    7310 Columbia Center, 701 Fifth Avenue,
                        Seattle, Washington  98104-7090

Name                       Position with Portfolio           Other Affiliations

                                  Manager

William E. Cornelius,    Managing Director            Director, Managing
Jr.                                                   Chief Executive Officer
                                                      Parametric Management,
                                                      Inc.

David M. Stein           Managing Director            Director and Managing
                                                      Director, Parametric
                                                      Management, Inc.

Brian Langstraat         Managing Director            None.

Robert M. Fitzgerald     Chief Financial Officer      See PIMCO Advisors L.P.
                         and Treasurer

Richard M. Weil          Secretary                    See PIMCO Advisors L.P.


                Pacific Investment Management Company ("PIMCO")
                      840 Newport Center Drive, Suite 300
                        Newport Beach, California  92660

Name                    Position with Portfolio       Other Affiliations
                        Manager

George C. Allan         Senior Vice President         Senior Vice President,
                                                      PIMCO Management, Inc.

Tamara J. Arnold        Senior Vice President         Senior Vice President,
                                                      PIMCO Management, Inc.

Michael R. Asay         Vice President                Vice President, PIMCO
                                                      Management, Inc.

Leslie A. Barbi         Senior Vice President         Senior Vice President,
                                                      PIMCO Management, Inc.

William R. Benz, II     Managing Director             Director and Managing
                                                      Director, PIMCO
                                                      Management, Inc.; Member
                                                      of PIMCO Partners
                                                      LLC.

Gregory A. Bishop        Vice President             None.

Andrew Brick             Senior Vice President      Senior Vice President,
                                                    PIMCO Management, Inc.

John B. Brynjolfsson     Vice President             Vice President, PIMCO
                                                    Management, Inc.

R. Welsley Burns         Executive Vice President   Executive Vice President,
                                                    PIMCO Management, Inc. and
                                                    the Trust; President, PIMCO
                                                    Funds: Pacific Investment
                                                    Management Series; President
                                                    and Director, PIMCO
                                                    Commercial Mortgage
                                                    Securities Trust, Inc.;
                                                    President and Trustee, PIMCO
                                                    Variable Insurance Trust;
                                                    Director, PIMCO Global
                                                    Advisors (Ireland) Limited
                                                    and PIMCO Advisors Funds
                                                    plc.

Carl J. Cohen            Vice President             Vice President, PIMCO
                                                    Management, Inc.

Jerry L. Coleman         Vice President             Vice President, PIMCO
                                                    Management, Inc.

Doug Cummings            Vice President             Vice President, PIMCO
                                                    Management, Inc.

Wendy W. Cupps           Vice President             Vice President, PIMCO
                                                    Management, Inc.

Chris Dialynas           Director                   Managing Director, PIMCO
                                                    Management, Inc.
David J. Dorff           Vice President

Michael Dow              Vice President             Vice President, PIMCO
                                                    Management, Inc. and PIMCO
                                                    Funds:  Pacific Investment
                                                    Management Series.

Anita Dunn               Vice President             Vice President, PIMCO
                                                    Management, Inc.

A. Benjamin Ehlert      Executive Vice President    Executive Vice President,
                                                    PIMCO Management, Inc.

Robert A. Ettl          Senior Vice President and   Vice President, PIMCO
                        Chief Operations Officer    Management, Inc.

Anthony L. Faillace     Vice President              Vice President, PIMCO
                                                    Management, Inc.

Robert M. Fitzgerald    Chief Financial Officer     See PIMCO Advisors L.P.
                        and Treasurer

Ursula T. Frisch        Vice President              Vice President, PIMCO
                                                    Management, Inc. and PIMCO
                                                    Funds:  Pacific Investment
                                                    Management Series.

William H. Gross        Managing Director           See PIMCO Advisors L.P.


John L. Hague           Managing Director           Director, PIMCO Management,
                                                    Inc., Member of PIMCO
                                                    Partners LLC.

Gordon C. Hally         Executive Vice President    Executive Vice President,
                                                    PIMCO Management, Inc.

Pasi M. Hamalainen      Executive Vice President    Executive Vice President,
                                                    PIMCO Management, Inc.

John P. Hardaway        Vice President              Vice President, PIMCO
                                                    Management, Inc.; Treasurer
                                                    of the Trust, PIMCO Funds:
                                                    Pacific Investment
                                                    Management Series, PIMCO
                                                    Commercial Mortgage
                                                    Securities Trust, Inc., and
                                                    PIMCO Variable Insurance
                                                    Trust.

Brent R. Harris         Managing Director           See PIMCO Advisors L.P.


Joseph Hattesohl        Vice President and Manager  Vice President, PIMCO
                        of Fund Taxation            Management, Inc.; Assistant
                                                    Treasurer, the Trust, PIMCO
                                                    Funds: Pacific Investment
                                                    Management Series, PIMCO
                                                    Variable Insurance Trust,
                                                    and PIMCO Commercial
                                                    Mortgage Securities Trust,
                                                    Inc.

Raymond C. Hayes        Vice President              Vice President, PIMCO Robert
                                                    G. Herin Management, Inc.
                                                    and PIMCO Funds: Pacific
                                                    Investment Management
                                                    Series.

Robert G. Herin         Vice President              Vice President, PIMCO
                                                    Management, Inc.

David C. Hinman         Vice President              Vice President, PIMCO
                                                    Management, Inc.

Liza Hocson             Vice President              Vice President, PIMCO
                                                    Management, Inc.

Douglas M. Hodge        Executive Vice President    Executive Vice President,
                                                    PIMCO Management, Inc.

Brent L. Holden         Executive Vice President    Executive Vice President,
                                                    PIMCO Management, Inc.

Dwight F. Holloway,     Vice President              Vice President, PIMCO
Jr.                                                 Management, Inc.

Jane T. Howe            Vice President              Vice President, PIMCO
                                                    Management, Inc.

Mark Hudoff             Vice President              Vice President, PIMCO
                                                    Management, Inc.

Margaret E. Isberg      Executive Vice President    Executive Vice President,
                                                    PIMCO Management, Inc.;
                                                    Senior Vice President, PIMCO
                                                    Funds: Pacific Investment
                                                    Management Series.

James M. Keller         Vice President              Vice President, PIMCO
                                                    Management, Inc.

Sharon K. Kilmer        Executive Vice President    None.

Thomas J. Kelleher      Vice President              Vice President, PIMCO
                                                    Management, Inc.

Raymond G. Kennedy      Senior Vice President       Senior Vice President,
                                                    PIMCO Management, Inc.

Mark R. Kiesel          Vice President              Vice President, PIMCO
                                                    Management, Inc.

Steven P. Kirkbaumer    Vice President              None.

John S. Loftus          Executive Vice President    Executive Vice President,
                                                    PIMCO Management, Inc.; Vice
                                                    President and Assistant
                                                    Secretary, StocksPLUS
                                                    Management, Inc.

David Lown              Vice President              Vice President, PIMCO
                                                    Management, Inc.

Andre J. Mallegol       Vice President              Vice President, PIMCO
                                                    Management, Inc.

Michael E. Martini      Vice President              Vice President, PIMCO
                                                    Management, Inc.

Dean S. Meiling         Managing Director           Director and Managing
                                                    Director, PIMCO Management,
                                                    Inc.; Vice President, PIMCO
                                                    Funds: Pacific Investment
                                                    Management Series and PIMCO
                                                    Commercial Mortgage
                                                    Securities Trust, Inc.;
                                                    Member of PIMCO Partners
                                                    LLC.

Joseph V. McDevitt      Executive Vice President    Vice President, PIMCO
                                                    Management, Inc.

James F. Muzzy          Managing Director           Director and Managing
                                                    Director, PIMCO Management,
                                                    Inc.; Vice President, PIMCO
                                                    Funds: Pacific Investment
                                                    Management Series; Director
                                                    and Vice President,
                                                    StocksPLUS Management, Inc.;
                                                    Member of PIMCO Partners
                                                    LLC.

Doris S. Nakamura       Vice President

Vinh T. Nguyen          Controller                  See PIMCO Advisors L.P.

Douglas J. Ongaro       Vice President              Vice President, PIMCO
                                                    Management, Inc. and PIMCO
                                                    Funds:  Pacific Investment
                                                    Management Series.

Thomas J. Otterbein     Vice President              Vice President, PIMCO
                                                    Management, Inc.

Victoria M. Paradis     Vice President              Vice President, PIMCO
                                                    Management, Inc.

Bradley W. Paulson      Vice President              Vice President and
                                                    Secretary, Vice President
                                                    PIMCO Global Advisors
                                                    (Europe) Limited, PIMCO
                                                    Global Advisors (Japan)
                                                    Limited.

Elizabeth M. Philipp    Vice President              Vice President, PIMCO
                                                    Management, Inc.

David J. Pittman        Vice President              None.

William F. Podlich,
III                     Managing Director           See PIMCO Advisors L.P.

William C. Powers       Managing Director           Director and Managing
                                                    Director, PIMCO Management,
                                                    Inc.; Senior Vice President
                                                    PIMCO Commercial Mortgage
                                                    Securities Trust, Inc.;
                                                    Member of PIMCO Partners
                                                    LLC.


Edward P. Rennie        Senior Vice President       Senior Vice President, PIMCO
                                                    Management, Inc.

Terry A. Randall        Vice President

Scott L. Roney          Vice President              Vice President, PIMCO
                                                    Management, Inc.

Michael J. Rosborough   Senior Vice President       Senior Vice President,
                                                    PIMCO Management, Inc.

Seth R. Ruthen          Vice President              Vice President, PIMCO
                                                    Management, Inc.

Jeffrey M. Sargent      Vice President and Manager  Vice President of the Trust,
                        Shareholder Services and    PIMCO Management, Inc.,
                        Fund Administration         PIMCO Funds: Pacific
                                                    Investment Management
                                                    Series, PIMCO Variable
                                                    Insurance Trust, and
                                                    PIMCO Commercial Mortgage
                                                    Securities Trust, Inc.

Ernest L. Schmider      Executive Vice President,   Executive Vice President,
                        Secretary, Chief            Secretary, Chief
                        Administrative and Legal    Administrative
                        Officer                     and Legal Officer, PIMCO
                                                    Management, Inc.; Director,
                                                    Assistant Secretary,
                                                    Assistant Treasurer,
                                                    StocksPLUS
                                                    Management, Inc.;
                                                    Secretary,  PIMCO
                                                    Partners LLC.

Leland T. Scholey       Senior Vice President       Senior Vice President, PIMCO
                                                    Management, Inc., and PIMCO
                                                    Funds: Pacific Investment
                                                    Management Series.

Richard W. Selby        Senior Vice President       None.
                        and Chief Technology
                        Officer

Denise C. Seliga        Vice President              Vice President, PIMCO
                                                    Management, Inc.

Rita J. Seymour         Vice President              Vice President, PIMCO
                                                    Management, Inc.

Christopher Sullivan    Vice President              Vice President, PIMCO
                                                    Management, Inc.

Cheryl L. Sylwester     Vice President              Vice President, PIMCO
                                                    Management, Inc.

Lee R. Thomas, III      Managing Director           Director and Managing
                                                    Director, PIMCO Management,
                                                    Inc.; Member of PIMCO
                                                    Partners LLC.

William S. Thomson,     Director, Managing          See PIMCO Advisors L.P.
Jr.                     Director, Chief
                        Executive Officer

Benjamin L. Trosky      Managing Director           See PIMCO Advisors L.P.


Richard E. Tyson        Vice President              Vice President, PIMCO
                                                    Management, Inc.

Peter A. Van de Zilver  Vice President              Vice President, PIMCO
                                                    Management, Inc.

Marilyn Wegener         Vice President              Vice President, PIMCO
                                                    Management, Inc.

Richard M. Weil         Assistant Secretary         See PIMCO Advisors L.P.


Paul C. Westhead        Vice President              Vice President, PIMCO
                                                    Management, Inc.

Kristen M. Wilsey       Vice President              Vice President, PIMCO
                                                    Management, Inc. and PIMCO
                                                    Funds:  Pacific Investment
                                                    Management Series.

George H. Wood          Senior Vice President       Senior Vice President,
                                                    PIMCO Management, Inc.

Michael A. Yetter       Vice President              Vice President, PIMCO
                                                    Management, Inc.

David Young             Vice President              Vice President, PIMCO
                                                    Management, Inc.

                           Columbus Circle Investors
                                  Metro Center
                          One Station Place, 8th Floor
                          Stamford, Connecticut  06902


Name                    Position with Portfolio     Other Affiliations
                        Manager

Christopher B.          Managing Director and       Director, Columbus
Burnham                 Chief Executive Officer     Circle Investors
                                                    Management, Inc.

Louis P. Celentano      Managing Director and       Director, Columbus Circle
                        Chief Operating Officer     Investors Management, Inc.;
                                                    Director, Chairman and Chief
                                                    Operating Officer, Columbus
                                                    Circle Trust Company

Donald A. Chiboucas     Managing Director           See PIMCO Advisors L.P.

Robert W. Fehrmann      Managing Director           Director, Columbus Circle
                                                    Investors Management, Inc.

Marc S. Felman          Managing Director           Director, Columbus Circle
                                                    Investors Management, Inc.

Robert M. Fitzgerald    Chief Financial Officer     See PIMCO Advisors L.P.
                        and Treasurer

Clifford G. Fox         Managing Director           Director, Columbus Circle
                                                    Investors Management, Inc.

Taegan D. Goddard       Senior Vice President       None.

Winthrop S. Headley     Senior Vice President       None.

Amy M. Hogan            Managing Director           Director of Columbus Circle
                                                    Investors Management, Inc.;
                                                    Executive Vice President and
                                                    Chief Investment Officer,
                                                    Columbus Circle Trust
                                                    Company.

Anthony Rizza           Managing Director           Director, Columbus
                                                    Circle Investors
                                                    Management, Inc.

Newton B. Schott, Jr.   Chief Legal Officer and     See PIMCO Advisors L.P.
                        Secretary

Irwin F. Smith          Managing Director           Director, Columbus Circle
                                                    Investors Management, Inc.

Nathaniel J. Belknap    Vice President              None.

Anne Maloney            Vice President              None.

Paul Meeks              Vice President              None.

Michele Montano         Senior Vice President       Executive Vice President,
                                                    Columbus Circle Trust
                                                    Company.

Paul A. Pantalena       Senior Vice President       None.

Cecelia Pastore         Vice President              None.

Harold R. Snedcof       Vice President              Executive Vice President,
                                                    Columbus Circle Trust
                                                    Company.

Jennifer Kennedy        Vice President              None

Vinh T. Nguyen          Vice President and          See PIMCO Advisors L.P.
                        Controller

Richard M. Weil         Assistant Secretary         See PIMCO Advisors, Inc.

Bradford Higgins        Executive Vice President    None.

Deborah Grennan         Vice President              None.

Alison Kelley           Vice President              None.

Dennis McKechnie        Vice President              None.

Steven E. Moeller       Vice President              None.

Michele Ward            Vice President              None.

                    Blairlogie Capital Management, Limited
                         4th Floor, 125 Princes Street
                          Edinburgh EH2 4AD, Scotland



Name                    Position with Portfolio     Other Affiliations
                        Manager

Gavin R. Dobson         Chief Executive Officer     Director and Chief Executive
                        and Managing Director       Officer, Blairlogie Holdings
                                                    Limited (U.K.).

James G. S. Smith       Chief Investment Officer    Director and Chief
                        and Managing Director       Investment Officer,
                                                    Blairlogie Holdings
                                                    Limited (U.K.).


                        Van Eck Associates Corporation
                                99 Park Avenue
                           New York, New York  10016


Name                    Position with Portfolio     Other Affiliations
                        Manager

Philip DeFeo            Director, President and     Trustee, Van Eck Funds
                        Chief Executive Officer     ("VEF") and Van Eck
                                                    Worldwide Insurance Trust
                                                    ("WWIT"); Director,
                                                    President and Chief
                                                    Executive Officer,
                                                    Van Eck Securities
                                                    Corporation ("VESC").

John C. van Eck         Chairman of the Board       Chairman of the Board and
                                                    President, VEF and WWIT;
                                                    Chairman of the Board, VESC;
                                                    Director, Eclipse Financial
                                                    Asset Trust.  Formerly,
                                                    Director, Abex Inc.;
                                                    Director, The Henley Group,
                                                    Inc.

Fred M. van Eck         Director                    Trustee, VEF and WWIT;
                                                    Private Investor, Director,
                                                    VESC.

Sigrid S. van Eck       Director, Vice President    Vice President, Assistant
                        and Assistant Treasurer     Treasurer and Director,
                                                    VESC.

Jan van Eck          Director                       Director and Executive Vice
                                                    President, VESC.

Derek M. van Eck     Director and Executive Vice    Director and Executive Vice
                     President; Director, Global    President, VESC; President
                     Investments                    Global Hard Assets Series
                                                    of the Van Eck Funds and
                                                    Worldwide Hard Assets
                                                    Series of WWIT; Vice
                                                    President, Global Balanced
                                                    Series of VEF.

Bruce J. Smith       Vice President, Treasurer,     Vice President, Treasurer,
                     Controller and Chief           Controller and Chief
                     Financial Officer              Financial Officer, VESC;
                                                    Vice President, VEF and
                                                    WWIT.

Thaddeus M.          Vice President, Secretary      Vice President and
Leszcynski           and General Counsel            Secretary, VEF and WWIT;
                                                    Vice President, Secretary
                                                    and General Counsel, VESC.

Henry J. Bingham     Executive Managing Director    Executive Vice President,
                                                    VEF and WWIT; Executive Vice
                                                    President of VESC.

Lucille Palermo      Associate, Mining Research     President, International
                                                    Investors
                                                    Gold and Gold/Resources
                                                    Series of VEF.

Kevin Reid           Director, Real Estate          President, Global Real
                     Research                       Estate Series of VEF and
                                                    Worldwide Real Estate
                                                    Series of WWIT; Vice
                                                    President, Global Hard
                                                    Assets Series of VEF and
                                                    Worldwide Hard Assets
                                                    Series of WWIT.

Charles Cameron      Director, Trading              Vice President, VEF
                                                    and WWIT.

Item 29.   Principal Underwriters.


    (a) PIMCO Funds Distributors LLC (the "Distributor") serves as Distributor of shares for the Registrant and also of PIMCO Funds:
           Pacific Investment Management Series. The Distributor is a wholly owned subsidiary of PIMCO Advisors L.P., the Registrant's Adviser.


    (b)

                          Positions and               Positions
Name and Principal        Offices with                and Offices
Business Address*         Underwriter                 with Registrant

Jeffrey L. Booth          Vice President              Vice President, PIMCO
                                                      Funds Advertising
                                                      Agency, Inc.

James D. Bosch            Regional Vice President     None

Deborah P. Brennan        Vice President              None

Timothy R. Clark          Senior Vice President       None

Jonathan P. Fessel        Vice President              None

Robert M. Fitzgerald      Chief Financial Officer     None
                          and Treasurer

Michael J. Gallagher      Vice President              None

David S. Goldsmith        Vice President              None

Ronald H. Gray            Vice President              None

John B. Hussey            Vice President              None

Edward W. Janeczek        Senior Vice President       None

Stephen R. Jobe           Vice President              Vice President, PIMCO
                                                      Funds Advertising
                                                      Agency, Inc.

Jonathan C. Jones         Vice President              None

Raymond Lazcano           Vice President              None

William E. Lynch          Senior Vice President       None

Kevin D. Maloney          Compliance Officer          None

Jacqueline A. McCarthy    Vice President              None

Andrew J. Meyers          Executive Vice President    Executive Vice
                                                      President,
                                                      PIMCO Funds
                                                      Advertising Agency, Inc.

Fiora N. Moyer            Regional Vice President     None

Philip J. Neugebauer      Vice President              Vice President, PIMCO
                                                      Funds Advertising Agency

Vinh T. Nguyen            Vice President, Controller  None

Joffrey H. Pearlman       Regional Vice President     None

Glynne P. Pisapia         Regional Vice President     None

Francis C. Poli           Compliance Officer          Vice President, Director
                                                      of Compliance, PIMCO
                                                      Advisors L.P.

Mark J. Porterfield       Vice President,             Vice President,
                          Compliance Officer          Compliance Officer,
                                                      PIMCO Advisors L.P.

Newton B. Schott, Jr.     Executive Vice President,   Vice President and
                          Chief Administrative        Secretary
                          Officer, General Counsel
                          and Secretary

Robert M. Smith           Vice President              None

Ellen Z. Spear            Vice President              Vice President, PIMCO
                                                      Funds Advertising
                                                      Agency, Inc.

Daniel W. Sullivan        Vice President              None

William H. Thomas, Jr.    Regional Vice President     None

Stephen J. Treadway       Chairman, President and     Executive Vice
                          Chief Executive Officer     President,
                                                      PIMCO Advisors L.P.
                                                      and Trustee

Paul H. Troyer            Senior Vice President       None

Brian F. Trumbore         Executive Vice President    None

Richard M. Weil           Assistant Secretary         None

Glen A. Zimmerman         Vice President              None

-----------------------

    Principal business address for all individuals listed is 2187 Atlantic Street, Stamford, CT 06902, except for Messrs. Fitzgerald, Maloney, Nguyen, Poli and Weil, for whom the address is 800 Newport Center Drive, Newport Beach, CA 92660.

    (c) The Registrant has no principal underwriter that is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 30.   Location of Accounts and Records.

    The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Investors Fiduciary Trust Company, 21 West 10th Street, Kansas City, Missouri 64105, and Shareholder Services, Inc., P.O. Box 5866, Denver, CO 80217.

Item 31.   Management Services.

           Not Applicable.

Item 32.   Undertakings.

    (a)    Not Applicable.

    (b)    Not Applicable.

    (c) Registrant, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, will call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees, and will assist communications among shareholders as set forth within Section 16(c) of the 1940 Act.

    (d) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report(s) to shareholders, upon request and without charge.

                                    NOTICE
                                    ------

     A copy of the Agreement and Declaration of Trust of PIMCO Funds: Multi-Manager Series (the "Trust"), together with all amendments thereto, is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.


                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this Post-Effective Amendment No. 36 (the "Amendment") to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused the Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Stamford, and the State of Connecticut on the 28th of October, 1998.

                              PIMCO FUNDS: MULTI-MANAGER SERIES

                              By: /s/ Stephen J. Treadway
                                  ------------------------------
                                  Stephen J. Treadway,
                                  President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 36 has been signed below by the following persons in the capacities and on the dates indicated.


Name                              Capacity                 Date
----                              --------                 ----

/s/ Stephen J. Treadway           Trustee and President    October 28, 1998
----------------------------
Stephen J. Treadway


John P. Hardaway*                 Treasurer and Principal
----------------------------      Financial and Accounting
John P. Hardaway                  Officer


William D. Cvengros*              Trustee
----------------------------
William D. Cvengros



Joel Segall*                      Trustee
----------------------------
Joel Segall


Donald P. Carter*                 Trustee
----------------------------
Donald P. Carter


E. Philip Cannon*                 Trustee
----------------------------
E. Philip Cannon


Gary A. Childress*                Trustee
----------------------------
Gary A. Childress


Richard L. Nelson*                Trustee
----------------------------
Richard L. Nelson


Lyman W. Porter*                  Trustee
----------------------------
Lyman W. Porter


Alan Richards*                    Trustee
----------------------------
Alan Richards


W. Bryant Stooks*                 Trustee
----------------------------
W. Bryant Stooks


Gerald M. Thorne*                 Trustee
----------------------------
Gerald M. Thorne
                                  *By: /s/ Stephen J. Treadway
                                       ----------------------------
                                        Stephen J. Treadway,
                                        Attorney-In-Fact


                              Date: October 28, 1998

                                 EXHIBIT INDEX

Exhibit No.                      Exhibit Name                              Page
-----------                      ------------                              ----
9(d) Form of Amendment to Administration Agreement (to include Class D shares) between PIMCO Advisors L.P.
              and Pacific Investment Management Company

11            Consent of PricewaterhouseCoopers LLP

27            Financial Data Schedules